                                                                Execution Copy

==============================================================================

            CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                  Depositor,

                         DLJ MORTGAGE CAPITAL, INC.,

                                   Seller,

                           WELLS FARGO BANK, N.A.,

     Master Servicer, Servicer, Back-Up Servicer and Trust Administrator,

                           WASHINGTON MUTUAL BANK,

                             Seller and Servicer,

                      SELECT PORTFOLIO SERVICING, INC.,

                        Servicer and Special Servicer,

                                     and

                       U.S. BANK NATIONAL ASSOCIATION,

                                   Trustee

                       POOLING AND SERVICING AGREEMENT

                        DATED AS OF SEPTEMBER 1, 2005

                                 relating to

                    ADJUSTABLE RATE MORTGAGE TRUST 2005-10

          ADJUSTABLE RATE MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,

                                SERIES 2005-10

==============================================================================

                              TABLE OF CONTENTS

                                                                          Page

ARTICLE I DEFINITIONS........................................................2

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES......2

   SECTION 2.01.  Conveyance of Trust Fund...................................2
   SECTION 2.02.  Acceptance by the Trustee..................................2
   SECTION 2.03.  Representations and Warranties of the Sellers,
                  Master Servicer and Servicers..............................2
   SECTION 2.04.  Representations and Warranties of the Depositor as
                  to the Mortgage Loans......................................2
   SECTION 2.05.  Delivery of Opinion of Counsel in Connection with
                  Substitutions..............................................2
   SECTION 2.06.  Issuance of Certificates...................................2
   SECTION 2.07.  REMIC Provisions...........................................2
   SECTION 2.08.  Covenants of the Master Servicer and each Servicer.........2

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...................2

   SECTION 3.01.  Servicers to Service Mortgage Loans........................2
   SECTION 3.02.  Subservicing; Enforcement of the Obligations of
                  Subservicers...............................................2
   SECTION 3.03.  Master Servicing by Master Servicer........................2
   SECTION 3.04.  Trustee to Act as Master Servicer or Servicer..............2
   SECTION 3.05.  Collection of Mortgage Loans; Collection Accounts;
                  Certificate Account........................................2
   SECTION 3.06.  Establishment of and Deposits to Escrow Accounts;
                  Permitted Withdrawals from Escrow Accounts;
                  Payments of Taxes, Insurance and Other Charges.............2
   SECTION 3.07.  Access to Certain Documentation and Information
                  Regarding the Non-Designated Mortgage Loans;
                  Inspections................................................2
   SECTION 3.08.  Permitted Withdrawals from the Collection Accounts and Certificate Account....................................2
   SECTION 3.09.  Maintenance of Hazard Insurance; Mortgage
                  Impairment Insurance and Mortgage Guaranty
                  Insurance Policy; Claims; Restoration of Mortgaged
                  Property...................................................2
   SECTION 3.10.  Enforcement of Due on Sale Clauses; Assumption
                  Agreements.................................................2
   SECTION 3.11.  Realization Upon Defaulted Mortgage Loans;
                  Repurchase of Certain Mortgage Loans.......................2
   SECTION 3.12.  Trustee and Trust Administrator to Cooperate;
                  Release of Mortgage Files..................................2
   SECTION 3.13.  Documents, Records and Funds in Possession of a
                  Servicer to be Held for the Trust..........................2
   SECTION 3.14.  Servicing Fee; Indemnification of Master Servicer..........2
   SECTION 3.15.  Access to Certain Documentation............................2
   SECTION 3.16.  Annual Statement as to Compliance..........................2
   SECTION 3.17.  Annual Independent Public Accountants' Servicing
                  Statement; Financial Statements............................2
   SECTION 3.18.  Maintenance of Fidelity Bond and Errors and
                  Omissions Insurance........................................2
   SECTION 3.19.  Special Serviced Mortgage Loans............................2
   SECTION 3.20.  Indemnification of Servicers and Master Servicer...........2
   SECTION 3.21.  Notification of Adjustments................................2
   SECTION 3.22.  Designated Mortgage Loans..................................2
   SECTION 3.23.  Assigned Prepayment Premiums...............................2

ARTICLE IV PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS.....................2

   SECTION 4.01.  Priorities of Distribution.................................2
   SECTION 4.02.  Allocation of Losses.......................................2
   SECTION 4.03.  Recoveries.................................................2
   SECTION 4.04.  Reserved...................................................2
   SECTION 4.05.  Monthly Statements to Certificateholders...................2
   SECTION 4.06.  Servicer to Cooperate......................................2
   SECTION 4.07.  Cross-Collateralization; Adjustments to Available
                  Funds......................................................2
   SECTION 4.08.  Reserved...................................................2
   SECTION 4.09.  Group 6 Basis Risk Reserve Fund............................2
   SECTION 4.10.  Group 5 Interest Rate Cap Account..........................2

ARTICLE V ADVANCES BY THE MASTER SERVICER AND SERVICERS......................2

   SECTION 5.01.  Advances by the Master Servicer and Servicers..............2

ARTICLE VI THE CERTIFICATES..................................................2

   SECTION 6.01.  The Certificates...........................................2
   SECTION 6.02.  Registration of Transfer and Exchange of
                  Certificates...............................................2
   SECTION 6.03.  Mutilated, Destroyed, Lost or Stolen Certificates..........2
   SECTION 6.04.  Persons Deemed Owners......................................2
   SECTION 6.05.  Access to List of Certificateholders' Names and
                  Addresses..................................................2
   SECTION 6.06.  Maintenance of Office or Agency............................2
   SECTION 6.07.  Book Entry Certificates....................................2
   SECTION 6.08.  Notices to Clearing Agency.................................2
   SECTION 6.09.  Definitive Certificates....................................2

ARTICLE VII THE DEPOSITOR, THE SELLER, THE MASTER  SERVICER, THE
             SERVICERS AND THE SPECIAL SERVICER..............................2

   SECTION 7.01.  Liabilities of the Sellers, the Depositor, the
                  Master Servicer, the Back-Up Servicer, the
                  Servicers and the Special Servicer.........................2
   SECTION 7.02.  Merger or Consolidation of the Sellers, the
                  Depositor, the Back-Up Servicer, the Master
                  Servicer, the Servicers or the Special Servicer............2
   SECTION 7.03.  Limitation on Liability of the Sellers, the
                  Depositor, the Master Servicer, the Back-Up
                  Servicer, the Servicers, the Special Servicer and
                  Others.....................................................2
   SECTION 7.04.  Master Servicer and Servicer Not to Resign;
                  Transfer of Servicing......................................2
   SECTION 7.05.  Master Servicer, Sellers and Servicers May Own
                  Certificates...............................................2
   SECTION 7.06.  Termination of Duties of the Back-Up Servicer..............2

ARTICLE VIII DEFAULT.........................................................2

   SECTION 8.01.  Events of Default..........................................2
   SECTION 8.02.  Master Servicer or Trust Administrator to Act;
                  Appointment of Successor...................................2
   SECTION 8.03.  Notification to Certificateholders.........................2
   SECTION 8.04.  Waiver of Events of Default................................2

ARTICLE IX CONCERNING THE TRUSTEE............................................2

   SECTION 9.01.  Duties of Trustee..........................................2
   SECTION 9.02.  Certain Matters Affecting the Trustee......................2
   SECTION 9.03.  Trustee Not Liable for Certificates or Mortgage
                  Loans......................................................2
   SECTION 9.04.  Trustee May Own Certificates...............................2
   SECTION 9.05.  Trustee's Fees and Expenses................................2
   SECTION 9.06.  Eligibility Requirements for Trustee.......................2
   SECTION 9.07.  Resignation and Removal of Trustee.........................2
   SECTION 9.08.  Successor Trustee..........................................2
   SECTION 9.09.  Merger or Consolidation of Trustee.........................2
   SECTION 9.10.  Appointment of Co-Trustee or Separate Trustee..............2
   SECTION 9.11.  Office of the Trustee......................................2

ARTICLE X CONCERNING THE TRUST ADMINISTRATOR.................................2

   SECTION 10.01. Duties of Trust Administrator..............................2
   SECTION 10.02. Certain Matters Affecting the Trust Administrator..........2
   SECTION 10.03. Trust Administrator Not Liable for Certificates or
                  Mortgage Loans.............................................2
   SECTION 10.04. Trust Administrator May Own Certificates...................2
   SECTION 10.05. Trust Administrator's Fees and Expenses....................2
   SECTION 10.06. Eligibility Requirements for Trust Administrator...........2
   SECTION 10.07. Resignation and Removal of Trust Administrator.............2
   SECTION 10.08. Successor Trust Administrator..............................2
   SECTION 10.09. Merger or Consolidation of Trust Administrator.............2
   SECTION 10.10. Appointment of Co-Trust Administrator or Separate
                  Trust Administrator........................................2
   SECTION 10.11. Office of the Trust Administrator..........................2
   SECTION 10.12. Tax Return.................................................2
   SECTION 10.13. Commission Reporting.......................................2
   SECTION 10.14. Determination of Certificate Index.........................2

ARTICLE XI TERMINATION.......................................................2

   SECTION 11.01. Termination upon Liquidation or Purchase of all
                  Mortgage Loans.............................................2
   SECTION 11.02. Determination of the Terminating Entity....................2
   SECTION 11.03. Procedure Upon Optional Termination or Terminating
                  Auction Sale...............................................2
   SECTION 11.04. Additional Termination Requirements........................2

ARTICLE XII MISCELLANEOUS PROVISIONS.........................................2

   SECTION 12.01. Amendment..................................................2
   SECTION 12.02. Recordation of Agreement; Counterparts.....................2
   SECTION 12.03. Governing Law..............................................2
   SECTION 12.04. Intention of Parties.......................................2
   SECTION 12.05. Notices....................................................2
   SECTION 12.06. Severability of Provisions.................................2
   SECTION 12.07. Limitation on Rights of Certificateholders.................2
   SECTION 12.08. Certificates Nonassessable and Fully Paid..................2
   SECTION 12.09. Protection of Assets.......................................2
   SECTION 12.10. Non-Solicitation...........................................2

ARTICLE XIII SPS AND THE MASTER SERVICER.....................................2

   SECTION 13.01. Reports and Notices........................................2
   SECTION 13.02. Master Servicer's Oversight With Respect to the SPS
                  Mortgage Loans.............................................2
   SECTION 13.03. Termination................................................2
   SECTION 13.04. Liability and Indemnification..............................2
   SECTION 13.05. Confidentiality............................................2

                                   EXHIBITS

   Exhibit D-1:   Form of Class AR Certificate...........................D-1-1
   Exhibit D-2:   Form of Class AR-L Certificate.........................D-2-1

   Exhibit M-1:   Form of Investment Letter..............................M-1-1
   Exhibit M-2:   Form of Rule 144A Letter...............................M-2-1
   Exhibit N:     Form of Investor Transfer Affidavit and Agreement........N-1
   Exhibit O:     Form of Transfer Certificate.............................O-1
   Exhibit P:     Form of SPS Mortgage Loans Report......................P-1-1

   Exhibit V-1:   Form of Master Servicer Certification .................V-1-1
   Exhibit V-2:   Form of Servicer Certification ........................V-2-1
   Exhibit W:     Form of Certification Regarding Substitution of
                  Defective Mortgage Loans ...............................W-1

                                  SCHEDULES

   Schedule I:    Mortgage Loan Schedule...................................I-1
   Schedule IIA:  Representations and Warranties of Seller - DLJMC.......IIA-1
   Schedule IIB:  Representations and Warranties of Seller and
                  Servicer - WMB.........................................IIB-1
   Schedule IIC:  Representations and Warranties of Master Servicer -
                  Wells Fargo............................................IIC-1
   Schedule IID:  Representations and Warranties of Servicer and
                  Special Servicer - SPS.................................IID-1
   Schedule IIE:  Representations and Warranties of Servicer - Wells
                  Fargo..................................................IIE-1
   Schedule IIIA: Representations and Warranties of DLJMC - DLJMC
                  Mortgage Loans........................................IIIA-1
   Schedule IIIB: Representations and Warranties of WMB - WMB
                  Mortgage Loans........................................IIIB-1

                                  APPENDICES

   Appendix A:    Calculation of Class Y Principal Reduction Amounts Appendix A-1

            THIS POOLING AND  SERVICING  AGREEMENT,  dated as of  September 1,
2005,  is hereby  executed by and among CREDIT  SUISSE  FIRST BOSTON  MORTGAGE
SECURITIES CORP., as depositor (the "Depositor"),  DLJ MORTGAGE CAPITAL,  INC.
("DLJMC"), as a seller (in such capacity, a "Seller"),  WASHINGTON MUTUAL BANK
("WMB"),  as a seller (in such  capacity,  a "Seller")  and as a servicer  (in such capacity,  a "Servicer"),  WELLS FARGO BANK, N.A., as master servicer (in such capacity,  the "Master  Servicer"),  as a servicer (in such  capacity,  a
"Servicer"),  as back-up servicer (in such capacity,  the "Back-Up  Servicer")
and as trust  administrator  (in such  capacity,  the "Trust  Administrator"),
SELECT PORTFOLIO  SERVICING,  INC. ("SPS"), as a servicer (in such capacity, a
"Servicer"),  WILSHIRE  CREDIT  CORPORATION,  as  special  servicer  (in  such capacity,  the "Special  Servicer"),  and U.S. BANK NATIONAL  ASSOCIATION,  as
trustee (in such  capacity,  the  "Trustee").  Capitalized  terms used in this
Agreement  and not otherwise  defined will have the meanings  assigned to them in Article I below.

                            PRELIMINARY STATEMENT

            The  Depositor  is the owner of the  Trust  Fund  (other  than the
Trust's rights under the  Group 5 Interest  Rate Cap Agreement) that is hereby conveyed  to the  Trustee  in return  for the  Certificates.  The  Trust  Fund
(exclusive of any  entitlement to Assigned  Prepayment  Premiums,  the Group 5
Interest Rate Cap  Agreement and the assets held in the Group 5  Interest Rate
Cap Account,  the Group 6 Basis Risk Reserve Fund, the Prefunding  Account and
the  Capitalized  Interest  Account)  for federal  income tax  purposes  shall consist of five REMICs (referred to as "REMIC I," "REMIC II,"  "REMIC III" and
"REMIC IV").

                                   REMIC I

      As provided  herein,  the Trust  Administrator  will make an election to treat  the  segregated  pool of assets  consisting  of the  Group 1,  Group 2,
Group 3  and  Group 4   Mortgage   Loans  and  certain  other  related  assets
(exclusive of any  entitlement to Assigned  Prepayment  Premiums,  the Group 5
Interest Rate Cap  Agreement and the assets held in the Group 5  Interest Rate
Cap Account,  the Group 6 Basis Risk Reserve Fund, the Prefunding  Account and
the Capitalized  Interest  Account) subject to this Agreement as a real estate mortgage  investment conduit (a "REMIC") for federal income tax purposes,  and such  segregated  pool of assets will be designated as "REMIC I."  Component I of the  Class AR-L  Certificates  will  represent the sole Class of  "residual interests"  in  REMIC I  for  purposes  of the REMIC  Provisions  (as  defined herein) under federal  income tax law. The following  table  irrevocably  sets
forth  the   designation,   remittance  rate  (the   "Uncertificated   REMIC I
Pass-Through Rate") and initial  Uncertificated  Principal Balance for each of the "regular  interests" in REMIC I (the "REMIC I Regular  Interests") and the
Class  Principal  Balance of Component I of the Class AR-L  Certificates.  The
"latest possible maturity date" (determined  solely for purposes of satisfying
Treasury  regulation  Section 1.860G-1(a)(4)(iii))  for each  REMIC I  Regular
Interest shall be the Maturity  Date.  None of the REMIC I  Regular  Interests
will be certificated.

Class Designation                           Initial
    for each                            Uncertificated
REMIC I Regular                            Principal
  Interest and            Uncertificated  Balance or
 Component I of              REMIC I         Class
 the Class AR-L  Type of  Pass-Through     Principal
  Certificates   Interest     Rate          Balance      Final Maturity Date*
---------------  -------- ------------- ---------------  --------------------
   Class Y-1     Regular   Variable(1)  $     48,803.72     January 2036
   Class Y-2     Regular   Variable(2)  $    114,680.86     January 2036
   Class Y-3     Regular   Variable(3)  $    137,605.00     January 2036
   Class Y-4     Regular   Variable(4)  $     53,219.01     January 2036
   Class Z-1     Regular   Variable(1)  $ 97,558,632.75     January 2036
   Class Z-2     Regular   Variable(2)  $229,247,038.01     January 2036
   Class Z-3     Regular   Variable(3)  $275,071,456.53     January 2036
   Class Z-4     Regular   Variable(4)  $106,384,430.45     January 2036
 Component I of
 the Class AR-L  Residual  Variable(1) $         50.00           January 2036
-----------------
*  The Distribution Date in the specified month,  which is the month following
   the  month  the  latest   maturing   Mortgage  Loan  in  the  related  Loan
   Group matures.  For federal income tax purposes,  for each Class of REMIC I
   Regular and Residual  Interests,  the "latest possible maturity date" shall be the Final Maturity Date.
(1)         Interest  distributed to the REMIC I Regular Interests Y-1 and Z-1 and Component I of the Class AR-L  Certificates on each  Distribution  Date will have  accrued at the weighted  average of the Net  Mortgage  Rates for the Group 1 Loans on the  applicable  Uncertificated  Principal  Balance or
   Class Principal Balance  outstanding  immediately  before such Distribution
   Date.
(2)         Interest  distributed to the REMIC I Regular Interests Y-2 and Z-2 on each  Distribution Date will have accrued at the weighted average of the
   Net Mortgage Rates for the Group 2 Loans on the  applicable  Uncertificated
   Principal Balance outstanding immediately before such Distribution Date.
(3)         Interest  distributed to the REMIC I Regular Interests Y-3 and Z-3 on each  Distribution Date will have accrued at the weighted average of the
   Net Mortgage Rates for the Group 3 Loans on the  applicable  Uncertificated
   Principal Balance outstanding immediately before such Distribution Date.
(4)         Interest  distributed to the REMIC I Regular Interests Y-4 and Z-4 on each  Distribution Date will have accrued at the weighted average of the
   Net Mortgage Rates for the Group 4 Loans on the  applicable  Uncertificated
   Principal Balance outstanding immediately before such Distribution Date.

                                   REMIC II

      As provided  herein,  the Trust  Administrator  will make an election to treat the segregated pool of assets  consisting of the Group 5  Mortgage Loans and certain other related  assets  (exclusive of any  entitlement  to Assigned
Prepayment  Premiums,  the Group 5  Interest Rate Cap Agreement and the assets held in the Group 5 Interest Rate Cap Account,  the Group 6 Basis Risk Reserve
Fund, the Prefunding Account and the Capitalized  Interest Account) subject to this Agreement as a real estate  mortgage  investment  conduit (a "REMIC") for federal  income  tax  purposes,  and such  segregated  pool of assets  will be designated as "REMIC II."  Component II  of the Class AR-L  Certificates  will represent the sole Class of  "residual  interests" in REMIC II for purposes of the REMIC  Provisions  (as defined  herein) under federal  income tax law. The following table  irrevocably sets forth the designation,  remittance rate (the
"Uncertificated   REMIC II  Pass-Through  Rate")  and  initial  Uncertificated
Principal  Balance  for  each of the  "regular  interests"  in  REMIC II  (the
"REMIC II   Regular   Interests").   The  "latest   possible   maturity  date"
(determined   solely  for   purposes   of   satisfying   Treasury   regulation
Section 1.860G-1(a)(4)(iii))  for each REMIC II  Regular Interest shall be the
Maturity Date.  None of the REMIC II Regular Interests will be certificated.

Class Designation                           Initial
    for each                            Uncertificated
REMIC II Regular                            Principal
  Interest and            Uncertificated  Balance or
 Component II of             REMIC II        Class
 the Class AR-L  Type of  Pass-Through     Principal
  Certificates   Interest     Rate          Balance      Final Maturity Date*
---------------  -------- ------------- ---------------  --------------------
   Class LT-1    Regular   Variable(1)  $385,783,388.78      January 2036
   Class LT-2    Regular   Variable(1)  $    10,410.75       January 2036
   Class LT-3    Regular      0.00%     $    28,174.26       January 2036
   Class LT-4    Regular   Variable(2)  $    28,174.26       January 2036
Component II of
 the Class AR-L  Residual      N/A      $         0.00       January 2036
-----------------
*   The  Distribution  Date  in  the  specified  month,  which  is  the  month following the month the latest maturing  Mortgage Loan in the related Loan
    Group matures.   For  federal  income  tax  purposes,  for  each  Class of
    REMIC III  Regular and Residual  Interests,  the "latest possible maturity date" shall be the Final Maturity Date.
(1)   Interest  distributed to the REMIC III  Regular  Interests LT-1 and LT-2
    on each  Distribution  Date will have accrued at the  weighted  average of
    the  Net  Mortgage   Rates  for  the  Group 5  Loans  on  the   applicable
    Uncertificated  Principal  Balance  outstanding  immediately  before  such
    Distribution Date
(2)   Interest  distributed  to the  REMIC III  Regular  Interest LT-4 on each
    Distribution  Date will have accrued at twice the weighted  average of the
    Net Mortgage Rates for the Group 5 Loans on the applicable  Uncertificated
    Principal Balance outstanding immediately before such Distribution Date.

                                  REMIC III

      As provided  herein,  the Trust  Administrator  will make an election to treat the segregated pool of assets  consisting of the Group 6  Mortgage Loans and certain other related  assets  (exclusive of any  entitlement  to Assigned
Prepayment  Premiums,  the Group 5  Interest Rate Cap Agreement and the assets held in the Group 5 Interest Rate Cap Account,  the Group 6 Basis Risk Reserve
Fund, the Prefunding Account and the Capitalized  Interest Account) subject to this Agreement as a real estate  mortgage  investment  conduit (a "REMIC") for federal  income  tax  purposes,  and such  segregated  pool of assets  will be designated as "REMIC III."  Component III of the Class AR-L  Certificates will represent the sole Class of "residual  interests" in REMIC III for purposes of the REMIC  Provisions  (as defined  herein) under federal  income tax law. The following table  irrevocably sets forth the designation,  remittance rate (the
"Uncertificated  REMIC III  Pass-Through  Rate")  and  initial  Uncertificated
Principal  Balance  for each of the  "regular  interests"  in  REMIC III  (the
"REMIC III   Regular   Interests").   The  "latest  possible   maturity  date"
(determined   solely  for   purposes   of   satisfying   Treasury   regulation
Section 1.860G-1(a)(4)(iii))  for each REMIC III Regular Interest shall be the
Maturity Date.  None of the REMIC III Regular Interests will be certificated.

Class Designation                           Initial
    for each                            Uncertificated
REMIC III Regular                            Principal
  Interest and            Uncertificated  Balance or
 Component III of           REMIC III        Class
 the Class AR-L  Type of  Pass-Through     Principal
  Certificates   Interest     Rate          Balance      Final Maturity Date*
---------------  -------- ------------- ---------------  --------------------
  Class 6-A-1L   Regular   Variable(1)  $ 75,000,000.00       January 2036
 Class 6-A-2-1L  Regular   Variable(1)  $136,140,000.00       January 2036
 Class 6-A-2-2L  Regular   Variable(1)  $ 16,960,000.00       January 2036
  Class 6-B-1L   Regular   Variable(1)  $  6,020,000.00       January 2036
  Class 6-B-2L   Regular   Variable(1)  $  2,285,000.00       January 2036
  Class 6-B-3L   Regular   Variable(1)  $  1,325,000.00       January 2036
  Class 6-B-4L   Regular   Variable(1)  $  1,685,000.00       January 2036
  Class 6-B-5L   Regular   Variable(1)  $    720,000.00       January 2036
  Class 6-B-6L   Regular   Variable(1)  $    604,561.39       January 2036
 Component III
     of the
   Class AR-L    Residual      N/A      $          0.00       January 2036

-----------------
*   The  Distribution  Date  in  the  specified  month,  which  is  the  month following the month the latest maturing  Mortgage Loan in the related Loan
    Group matures.   For  federal  income  tax  purposes,  for  each  Class of
    REMIC III  Regular and Residual  Interests,  the "latest possible maturity date" shall be the Final Maturity Date.
(1)   Interest   distributed  to  the  REMIC III   Regular  Interests  6-A-1L,
    6-A-2-1L,  6-A-2-2L,  6-B-1L, 6-B-2L, 6-B-3L, 6-B-4L, 6-B-5L and 6-B-6L on
    each  Distribution  Date will have accrued at the weighted  average of the
    Net Mortgage Rates for the Group 6 Loans on the applicable  Uncertificated
    Principal Balance outstanding immediately before such Distribution Date.

                                   REMIC IV

            As provided herein,  the Trust  Administrator  will elect to treat the segregated  pool of assets  consisting of the REMIC I  Regular  Interests,
REMIC II  Regular  Interests  and REMIC III  Regular  Interests as a REMIC for
federal  income  tax  purposes,  and such  segregated  pool of assets  will be designated  as REMIC IV.  The Class AR  Certificates  will  represent the sole
Class of   "residual   interests"  in  REMIC IV  for  purposes  of  the  REMIC
Provisions  under  federal  income  tax  law.  The  following  table  and  the footnotes that follow  irrevocably  sets forth the  designation,  Pass-Through
Rate,  aggregate  Initial Class  Principal  Balance and certain other features for each Class of Certificates  comprising the interests representing "regular interests"  in REMIC IV and the Class AR  Certificates.  The "latest  possible
maturity  date"  (determined  solely  for  purposes  of  satisfying   Treasury
Regulation  Section 1.860G-1(a)(4)(iii))  for each Class of  REMIC IV  Regular
Certificates shall be the Maturity Date.

                                                                      Integral
                        Class                                        Multiples
                      Principal       Pass-Through       Minimum     in Excess
      Class            Balance      Rate (per annum)  Denomination  of Minimum*
   -----------     -------------    ---------------   ------------  -----------
   Class 1-A-1    $40,000,000.00      Variable(1)        $25,000         $1
  Class 1-A-2-1   $49,872,000.00      Variable(1)        $25,000         $1
  Class 1-A-2-2   $ 2,708,000.00      Variable(1)        $25,000         $1
   Class 2-A-1    $217,550,000.00     Variable(2)        $25,000         $1
  Class 3-A-1-1   $102,000,000.00     Variable(3)        $25,000         $1
  Class 3-A-1-2   $ 5,540,000.00      Variable(3)        $25,000         $1
   Class 3-A-2    $98,220,000.00      Variable(3)        $25,000         $1
  Class 3-A-3-1   $52,428,000.00      Variable(3)        $25,000         $1
  Class 3-A-3-2   $ 2,847,000.00      Variable(3)        $25,000         $1
   Class 4-A-1    $90,470,000.00      Variable(4)        $25,000         $1
   Class 4-A-2    $10,485,000.00      Variable(4)        $25,000         $1
   Class 5-A-1    $320,000,000.00     Variable(5)        $25,000         $1
   Class 5-A-2    $35,560,000.00      Variable(6)        $25,000         $1
   Class 6-A-1    $75,000,000.00      Variable(7)        $25,000         $1
  Class 6-A-2-1   $136,140,000.00     Variable(8)        $25,000         $1
  Class 6-A-2-2   $16,960,000.00      Variable(9)        $25,000         $1
    Class 6-X      Notional(10)       Variable(11)       $25,000         $1
   Class 5-M-1    $12,150,000.00      Variable(12)       $25,000         $1
   Class 5-M-2    $ 8,490,000.00      Variable(13)       $25,000         $1
   Class 5-M-3    $ 5,790,000.00      Variable(14)       $25,000         $1
   Class 5-M-4    $ 1,930,000.00      Variable(15)       $25,000         $1
   Class 5-M-5    $ 1,930,000.00      Variable(16)       $25,000         $1
   Class C-B-1    $19,490,000.00      Variable(17)       $25,000         $1
   Class C-B-2    $ 5,670,000.00      Variable(17)       $25,000         $1
   Class C-B-3    $ 3,540,000.00      Variable(17)       $25,000         $1
   Class C-B-4    $ 3,545,000.00      Variable(17)       $25,000         $1
   Class C-B-5    $ 2,480,000.00      Variable(17)       $25,000         $1
   Class C-B-6    $ 1,770,816.33      Variable(17)       $25,000         $1
   Class 6-B-1    $ 6,020,000.00      Variable(18)       $25,000         $1
   Class 6-B-2    $ 2,285,000.00      Variable(19)       $25,000         $1
   Class 6-B-3    $ 1,325,000.00      Variable(20)       $25,000         $1
   Class 6-B-4    $ 1,685,000.00      Variable(21)       $25,000         $1
   Class 6-B-5    $   720,000.00      Variable(21)       $25,000         $1
   Class 6-B-6    $   604,561.39      Variable(21)       $25,000         $1
    Class 5-X     $    148.06(22)     Variable(23)        (24)          N/A
     Class P            (25)              N/A             (26)          N/A
     Class AR     $         0.00          N/A             (27)          N/A
-------------------
* Except  for one  certificate  for each of the Class  C-B-6  and Class  6-B-6
Certificates which shall contain any stub piece of less than $1.
------------------------------------------------------------------------------
(1)   With respect to each  Distribution  Date, the Pass-Through  Rate for the
   Class 1-A-1,  Class 1-A-2-1 and Class 1-A-2-2  Certificates  shall be a per
   annum  rate  equal  to  the  Net  WAC  Rate  for  Loan   Group 1  for  that
   Distribution Date.
(2)   With respect to each  Distribution  Date, the Pass-Through  Rate for the
   Class 2-A-1  Certificates  shall be a per annum  rate  equal to the Net WAC
   Rate for Loan Group 2 for that Distribution Date.
(3)   With respect to each  Distribution  Date, the Pass-Through  Rate for the
   Class 3-A-1-1,  Class 3-A-1-2, Class 3-A-2, Class 3-A-3-1 and Class 3-A-3-2
   Certificates  shall be a per annum  rate equal to the Net WAC Rate for Loan
   Group 3 for that Distribution Date.
(4)   With respect to each  Distribution  Date, the Pass-Through  Rate for the
   Class 4-A-1  and Class 4-A-2  Certificates  shall be a per annum rate equal to the Net WAC Rate for Loan Group 4 for that Distribution Date.
(5)   The  Pass-Through  Rate for the October 2005  Distribution  Date for the
   Class 5-A-1  Certificates  is 4.1010%  per annum.  After such  Distribution
   Date, the  Pass-Through  Rate for the Class 5-A-1  Certificates  shall be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
   Certificate   Index  and  the  applicable   Certificate   Margin  for  such
   Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(6)   The  Pass-Through  Rate for the October 2005  Distribution  Date for the
   Class 5-A-2  Certificates  is 4.1610%  per annum.  After such  Distribution
   Date, the  Pass-Through  Rate for the Class 5-A-2  Certificates  shall be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
   Certificate   Index  and  the  applicable   Certificate   Margin  for  such
   Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(7)   The  Pass-Through  Rate for the October 2005  Distribution  Date for the
   Class 6-A-1  Certificates  is 4.1110%  per annum.  After such  Distribution
   Date, the  Pass-Through  Rate for the Class 6-A-1  Certificates  shall be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
   Certificate   Index  and  the  applicable   Certificate   Margin  for  such
   Distribution Date, (b) the Net WAC Rate for Loan Group 6 and (c) 10.50%.
(8)   The  Pass-Through  Rate for the October 2005  Distribution  Date for the
   Class 6-A-2-1  Certificates is 4.0910% per annum.  After such  Distribution
   Date, the Pass-Through Rate for the Class 6-A-2-1  Certificates  shall be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
   Certificate   Index  and  the  applicable   Certificate   Margin  for  such
   Distribution Date, (b) the Net WAC Rate for Loan Group 6 and (c) 10.50%.
(9)   The  Pass-Through  Rate for the October 2005  Distribution  Date for the
   Class 6-A-2-2  Certificates is 4.1610% per annum.  After such  Distribution
   Date, the Pass-Through Rate for the Class 6-A-2-2  Certificates  shall be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
   Certificate   Index  and  the  applicable   Certificate   Margin  for  such
   Distribution Date, (b) the Net WAC Rate for Loan Group 6 and (c) 10.50%.
(10)  These certificates will not receive any distributions of principal,  but will accrue interest on the Class 6-X  Notional Amount,  which with respect to any date of  determination  will  equal the  aggregate  Class  Principal
   Balance of the Group 6 LIBOR Certificates.
(11)  The  initial   Pass-Through  Rate  on  the  Class 6-X   Certificates  is
   approximately  0.0133% per annum.  After the first  Distribution  Date, the
   Pass-Through  Rate on these  certificates  will be  equal to the  Class 6-X
   Pass-Through  Rate.  For federal  income tax purposes the foregoing rate is expressed  as a rate per  annum  equal to the  percentage  equivalent  of a fraction,  the  numerator  of  which  is the sum of (i) the  Uncertificated
   Pass-Through  Rate for  REMIC III  Regular  Interest  LT1 minus the related
   Marker  Rate,  applied to a  notional  amount  equal to the  Uncertificated
   Principal   Balance  of   REMIC III   Regular   Interest   LT1,   (ii)  the
   Uncertificated  Pass-Through  Rate for REMIC III Regular Interest LT2 minus the  related  Marker  Rate,  applied  to a  notional  amount  equal  to the
   Uncertificated  Principal  Balance of  REMIC III  Regular  Interest LT2 and
   (iii) the  Uncertificated  Pass-Through Rate for REMIC III Regular Interest
   LT4 minus  twice the  related  Marker  Rate,  applied to a notional  amount
   equal  to  the  Uncertificated   Principal  Balance  of  REMIC III  Regular
   Interest LT4, and the denominator of which is the aggregate  Uncertificated
   Principal Balance of the REMIC III Regular Interests.
(12)  The  Pass-Through  Rate for the October 2005  Distribution  Date for the
   Class 5-M-1  Certificates  is 4.3210%  per annum.  After such  Distribution
   Date, the  Pass-Through  Rate for the Class 5-M-1  Certificates  shall be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
   Certificate   Index  and  the  applicable   Certificate   Margin  for  such
   Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(13)  The  Pass-Through  Rate for the October 2005  Distribution  Date for the
   Class 5-M-2  Certificates  is 4.5110%  per annum.  After such  Distribution
   Date, the  Pass-Through  Rate for the Class 5-M-2  Certificates  shall be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
   Certificate   Index  and  the  applicable   Certificate   Margin  for  such
   Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(14)  The  Pass-Through  Rate for the October 2005  Distribution  Date for the
   Class 5-M-3  Certificates  is 5.1410%  per annum.  After such  Distribution
   Date, the  Pass-Through  Rate for the Class 5-M-3  Certificates  shall be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
   Certificate   Index  and  the  applicable   Certificate   Margin  for  such
   Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(15)  The  Pass-Through  Rate for the October 2005  Distribution  Date for the
   Class 5-M-4  Certificates  is 5.7410%  per annum.  After such  Distribution
   Date, the  Pass-Through  Rate for the Class 5-M-4  Certificates  shall be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
   Certificate   Index  and  the  applicable   Certificate   Margin  for  such
   Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(16)  The  Pass-Through  Rate for the October 2005  Distribution  Date for the
   Class 5-M-5  Certificates  is 6.0410%  per annum.  After such  Distribution
   Date, the  Pass-Through  Rate for the Class 5-M-5  Certificates  shall be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
   Certificate   Index  and  the  applicable   Certificate   Margin  for  such
   Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(17)  With respect to each  Distribution  Date, the Pass-Through  Rate for the
   Class C-B-1,   Class C-B-2,   Class C-B-3,   Class C-B-4,  Class C-B-5  and
   Class C-B-6  Certificates  shall be a per annum rate equal to the quotient, expressed as a percentage of (a) the sum of (i) the  product of (x) the Net
   WAC  Rate  of  Loan  Group 1  for  that   Distribution   Date  and  (y) the
   Subordinate  Component Balance  for Loan Group 1  immediately prior to such
   Distribution  Date,  (ii) the  product  of  (x) the  Net  WAC  Rate of Loan
   Group 2   for   that    Distribution    Date   and   (y) the    Subordinate
   Component Balance  for Loan Group 2  immediately prior to such Distribution
   Date,  (iii) the  product of (x) the Net WAC Rate of Loan  Group 3 for that
   Distribution  Date  and  (y) the  Subordinate  Component Balance  for  Loan
   Group 3  immediately  prior to such  Distribution Date and (iv) the product of (x) the  Net WAC Rate of Loan  Group 4  for that  Distribution  Date and
   (y) the  Subordinate  Component Balance  for Loan Group 4 immediately prior to such Distribution Date.
(18)  The  Pass-Through  Rate for the October 2005  Distribution  Date for the
   Class 6-B-1  Certificates  is 4.3410%  per annum.  After such  Distribution
   Date, the  Pass-Through  Rate for the Class 6-B-1  Certificates  shall be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
   Certificate   Index  and  the  applicable   Certificate   Margin  for  such
   Distribution Date, (b) the Net WAC Rate for Loan Group 6 and (c) 10.50%.
(19)  The  Pass-Through  Rate for the October 2005  Distribution  Date for the
   Class 6-B-2  Certificates  is 4.4910%  per annum.  After such  Distribution
   Date, the  Pass-Through  Rate for the Class 6-B-2  Certificates  shall be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
   Certificate   Index  and  the  applicable   Certificate   Margin  for  such
   Distribution Date, (b) the Net WAC Rate for Loan Group 6 and (c) 10.50%.
(20)  The  Pass-Through  Rate for the October 2005  Distribution  Date for the
   Class 6-B-3  Certificates  is 5.0910%  per annum.  After such  Distribution
   Date, the  Pass-Through  Rate for the Class 6-B-3  Certificates  shall be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
   Certificate   Index  and  the  applicable   Certificate   Margin  for  such
   Distribution Date, (b) the Net WAC Rate for Loan Group 6 and (c) 10.50%.
(21)  With respect to each  Distribution  Date, the Pass-Through  Rate for the
   Class 6-B-4,  Class 6-B-5 and Class 6-B-6 Certificates shall be a per annum rate equal to the Net WAC Rate for Loan Group 6 for that Distribution Date.
(22)  The  Class 5-X  Certificates  will not accrue  interest  on their  Class
   Principal  Balance.  The  Class 5-X  Certificates  accrue  interest  on the
   Class 5-X Notional Amount.
(23)  The  Class 5-X  Certificates  will be comprised of two REMIC IV  regular interests,  a principal  only  regular  interest  designated  5-X-PO and an interest only regular interest  designated  5-X-IO,  which will be entitled to  distributions  as set forth  herein.  On each  Distribution  Date,  the
   Class 5-X  Certificates  shall be entitled to the  Class 5-X  Distributable
   Amount.  With respect to any  Distribution  Date,  interest  accrued on the
   Class 5-X  Certificates  during the  related  Accrual  Period  shall  equal interest at the related  Pass-Through Rate on the Class 5-X Notional Amount immediately  prior to such  Distribution  Date, in each case reduced by any interest  shortfalls with respect to the Mortgage Loans in the related Loan
   Group including  Prepayment  Interest  Shortfalls to the extent not covered
   by  Compensating   Interest   Payments.   The  Pass-Through  Rate  for  the
   Class 5-X  Certificates  or the REMIC IV  Regular  Interest  5-X-IO for any
   Distribution  Date shall  equal a per annum  rate  equal to the  percentage equivalent  of a fraction,  the numerator of which is the product of (a) 30 and (b) the sum of the amounts calculated  pursuant to  clauses (i) through
   (iv) below,  and the  denominator of which is the product of (a) the actual number  of  days  in the  related  Accrual  Period  and  (b) the  aggregate principal  balance of the  REMIC II  Regular  Interests  LT1,  LT2, LT3 and
   LT4. For purposes of calculating  the  Pass-Through  Rate for the Class 5-X
   Certificates,   the  numerator  is  equal  to  the  sum  of  the  following components:
      (i)   the   Uncertificated   Pass-Through   Rate  for  REMIC II  Regular
         Interests  LT1 minus the Marker  Rate,  applied to a notional  amount equal to the aggregate  Uncertificated  Principal Balance of REMIC II
         Regular Interests LT1;
      (ii)  the   Uncertificated   Pass-Through   Rate  for  REMIC II  Regular
         Interest  LT2 minus the Marker  Rate,  applied  to a notional  amount equal to the  Uncertificated  Principal  Balance of REMIC II  Regular
         Interest LT2; and
      (iii) the   Uncertificated   Pass-Through   Rate  for  REMIC II  Regular
         Interest  LT4 minus  twice the  Marker  Rate,  applied  to a notional amount  equal to the  Uncertificated  Principal  Balance of  REMIC II
         Regular Interest LT4.
   Accrued  interest on the Class 5-X  Certificates  shall accrue on the basis of a 360-day  year and the  actual  number of days in the  related  Accrual
   Period.  Payments to any Class of Group 5  Certificates in respect of Basis
   Risk Shortfalls  from the Group 5  Available  Distribution  Amount shall be deemed to have first been  distributed  from REMIC IV to the holders of the
   Class 5-X  Certificates  in respect of the  Class 5-X-IO  REMIC IV  Regular
   Interest  and  then  paid  by  such  holders  to  such   Class of   Group 5
   Certificates.
(24)  The   Class 5-X   Certificates   will   be   issued   in   certificated,
   fully-registered  form in minimum  denominations  of 20% of the  Percentage
   Interest therein and increments of 10% in excess thereof.
(25)  The Class P  Certificates will not have a Class Principal  Balance.  The
   Class  P   Certificates   shall  have  an  initial   notional   balance  of
   $1,315,515,625.78  and  will  be  entitled  to  distributions  of  Assigned
   Prepayment  Premiums  only.  Such  entitlement  shall not be an interest in any REMIC created hereunder.
(26)  The   Class P    Certificates    will   be   issued   in   certificated,
   fully-registered  form in minimum  denominations  of 20% of the  Percentage
   Interest therein and increments of 10% in excess thereof.
(27)  The Class AR  Certificates are issued in minimum Percentage Interests of
   20%.

            For the avoidance of doubt, the Trust  Administrator shall account for any interest amount due to a  Certificateholder  in excess of the interest rate on the REMIC regular  interest issued by REMIC IV  corresponding  to such
Certificate as part of the payment made to the Class 5-X Certificates,  to the extent it is  entitled to funds from the REMIC,  and then paid  outside of the
REMIC pursuant to a separate contractual right to such Certificateholder.

            The  foregoing  REMIC  structure  is  intended to cause all of the cash from the  Mortgage  Loans to flow  through to  REMIC IV as cash flow on a
REMIC regular  interest,  without creating any  shortfall-actual  or potential
(other than for credit  losses) to any REMIC regular  interest.  To the extent that the  structure  is  believed  to diverge  from such  intention  the Trust
Administrator  shall resolve  ambiguities to accomplish  such result and shall to the extent necessary  rectify any drafting errors or seek  clarification to the  structure  without  Certificateholder  approval  (but  with  guidance  of counsel) to accomplish such intention.

            Set forth below are  designations  of Classes of  Certificates  to the categories used herein:

Book-Entry Certificates....  All Classes of Certificates other than the
                             Physical Certificates.
Class A Certificates.......  The Group 1, Group 2, Group 3, Group 4, Group 5
                             Senior Certificates and Group 6 Senior
                             Certificates.
Class B Certificates.......  The Class C-B Certificates and Class 6-B
                             Certificates.
Class C-B Certificates.....  The Class C-B-1, Class C-B-2, Class C-B-3,
                             Class C-B-4, Class C-B-5 and Class C-B-6
                             Certificates.
Class 6-B Certificates.....  The Class 6-B-1, Class 6-B-2, Class 6-B-3,
                             Class 6-B-4, Class 6-B-5 and Class 6-B-6
                             Certificates.
Class M Certificates.......  The Class 5-M-1, Class 5-M-2, Class 5-M-3,
                             Class 5-M-4 and Class 5-M-5 Certificates.
ERISA-Restricted             Residual Certificates and Private Certificates;
Certificates...............  and any Certificates that do not satisfy the applicable ratings requirement under the
                             Underwriter's Exemption.
Group 1 Certificates.......  The Class 1-A-1, Class 1-A-2-1, Class 1-A-2-2 and
                             Residual Certificates.
Group 2 Certificates.......  The Class 2-A-1 Certificates.
Group 3 Certificates.......  The Class 3-A-1-1, Class 3-A-1-2, Class 3-A-2,
                             Class 3-A-3-1 and Class 3-A-3-2 Certificates.
Group 4 Certificates.......  The Class 4-A-1 and Class 4-A-2 Certificates.
Group 5 Certificates.......  The Group 5 Senior Certificates, Class 5-X
                             Certificates and Class M Certificates.
Group 5 LIBOR Certificates.  The Group 5 Senior Certificates and Class M
                             Certificates.
Group 5 Senior Certificates  The Class 5-A-1 and Class 5-A-2 Certificates.
Group 6 Certificates.......  The Group 6 Senior Certificates, the Class 6-X
                             Certificates and the Group 6 Subordinate
                             Certificates.
Group 6 LIBOR Certificates.  The Group 6 Senior Certificates, Class 6-B-1
                             Certificates, Class 6-B-2 Certificates and
                             Class 6-B-3 Certificates.
Group 6 Senior Certificates  The Class 6-A-1, Class 6-A-2-1 and Class 6-A-2-2
                             Certificates.
Group 6 Subordinate          The Class 6-B-1, Class 6-B-2, Class 6-B-3,
Certificates...............  Class 6-B-4, Class 6-B-5 and Class 6-B-6
                             Certificates.
LIBOR Certificates.........  The Group 5 LIBOR Certificates and the Group 6
                             LIBOR Certificates.
Notional Amount Certificates The Class 5-X Certificates and Class 6-X
                             Certificates.
Offered Certificates.......  All Classes of Certificates other than the
                             Private Certificates.
Private Certificates.......  The Class C-B-4, Class C-B-5, Class C-B-6,
                             Class 6-B-4, Class 6-B-5, Class 6-B-6, Class 5-X
                             and Class P Certificates.
Physical Certificates......  The Residual Certificates and the Private
                             Certificates.
Rating Agencies............  Moody's, S&P and DBRS.
Regular Certificates.......  All Classes of Certificates other than the
                             Residual Certificates.
Residual Certificates......  The Class AR and Class AR-L Certificates.
Senior Certificates........  The Class A Certificates.
Subordinate Certificates...  The Class M, Class C-B, Class 6-B and Class 5-X
                             Certificates.

            All covenants and agreements made by the Depositor  herein are for
the  benefit  and  security  of  the  Certificateholders.   The  Depositor  is
entering into this Agreement,  and the Trustee is accepting the trusts created hereby and  thereby,  for good and  valuable  consideration,  the  receipt and sufficiency of which are hereby acknowledged.

            The  parties   hereto  intend  to  effect  an  absolute  sale  and
assignment  of  the  Mortgage   Loans  to  the  Trustee  for  the  benefit  of
Certificateholders  under  this  Agreement.  However,  the  Depositor  and the
Sellers will hereunder  absolutely assign and, as a precautionary matter grant a security  interest,  in and to its rights,  if any, in the related  Mortgage
Loans to the  Trustee  on behalf  of  Certificateholders  to  ensure  that the interest of the  Certificateholders  hereunder in the Mortgage  Loans is fully protected.

                         W I T N E S S E T H T H A T:

            In consideration of the mutual agreements  herein  contained,  the
Depositor,  the  Sellers,  the Master  Servicer,  the  Servicers,  the Special
Servicer, the Trustee and the Trust Administrator agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

            Whenever used in this Agreement,  the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            1933 Act:  The Securities Act of 1933, as amended.

            Accepted Servicing  Practices:  With respect to any Mortgage Loan, those mortgage  servicing  practices of prudent mortgage lending  institutions which  service  mortgage  loans of the same type as such  Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

            Accrual Period:  For any interest bearing  Class of  Certificates, other than the LIBOR  Certificates,  and any  Distribution  Date, the calendar month  immediately  preceding such  Distribution  Date and with respect to the
LIBOR  Certificates,   the  period  beginning  on  the  immediately  preceding
Distribution  Date (or the  Closing  Date,  in the case of the  first  Accrual
Period) and ending on the day immediately preceding such Distribution Date.

            Advance:  With  respect to any  Non-Designated  Mortgage  Loan and any  Distribution  Date, any payment  required to be made by a Servicer or the
Master  Servicer,  as  applicable,  with  respect  to such  Distribution  Date pursuant to Section 5.01.

            With respect to any PHH Mortgage  Serviced  Mortgage  Loan and any
Distribution  Date, the payment required to be made by (i) PHH Mortgage on the
Remittance  Date  (as  defined  in  the  PHH  Mortgage  Underlying   Servicing
Agreement) in the month of such  Distribution Date pursuant to Section 5.03 of the PHH Mortgage  Underlying  Servicing  Agreement or (ii) the Master Servicer
with respect to such  Distribution  Date pursuant to  Section 3.22(b) of  this
Agreement.

            With respect to any National City  Serviced  Mortgage Loan and any
Distribution  Date, the payment  required to be made by  (i) National  City on the  Remittance  Date (as defined in the National  City  Underlying  Servicing
Agreement) in the month of such  Distribution Date pursuant to Section 5.03 of the National City Underlying  Servicing  Agreement or (ii) the Master Servicer
with respect to such  Distribution  Date pursuant to  Section 3.22(b) of  this
Agreement.

            With  respect  to any  IndyMac  Serviced  Mortgage  Loan  and  any
Distribution  Date,  the  payment  required  to be  made by  (i) IndyMac  with respect  to  the  Remittance  Date  (as  defined  in  the  IndyMac  Underlying
Servicing  Agreement)  in the  month of such  Distribution  Date  pursuant  to
Section 5.03 of the IndyMac Underlying  Servicing Agreement or (ii) the Master
Servicer    with   respect   to   such    Distribution    Date   pursuant   to
Section 3.22(b) of this Agreement.

            With respect to any GMAC Mortgage  Serviced  Mortgage Loan and any
Distribution  Date, the payment required to be made by (i) GMAC  Mortgage with respect to the  Remittance  Date (as defined in the GMAC  Mortgage  Underlying
Servicing  Agreement)  in the  month of such  Distribution  Date  pursuant  to
Section 5.03 of the GMAC Mortgage  Underlying  Servicing Agreement or (ii) the
Master   Servicer  with  respect  to  such   Distribution   Date  pursuant  to
Section 3.22(b) of this Agreement.

            With respect to any  Countrywide  Serviced  Mortgage  Loan and any
Distribution  Date, the payment  required to be made by (i)  Countrywide  with respect  to the  Remittance  Date (as  defined in the  Countrywide  Underlying
Servicing  Agreement)  in the  month of such  Distribution  Date  pursuant  to
Subsection  11.19  of  Exhibit  9  of  the  Countrywide  Underlying  Servicing
Agreement or (ii) the Master Servicer with respect to such  Distribution  Date pursuant to Section 3.22(b) of this Agreement.

            With  respect  to any  EverBank  Serviced  Mortgage  Loan  and any
Distribution  Date,  the  payment  required  to be made by (i)  EverBank  with respect  to  the  Remittance  Date  (as  defined  in the  EverBank  Underlying
Servicing  Agreement)  in the  month of such  Distribution  Date  pursuant  to
Section 5.03  of the  EverBank  Underlying  Servicing  Agreement  or (ii)  the
Master   Servicer  with  respect  to  such   Distribution   Date  pursuant  to
Section 3.22(b) of this Agreement.

            Adverse REMIC Event:  As defined in Section 2.07(f).

            Adjustment   Date:  With  respect  to  each  Mortgage  Loan,  each
adjustment  date on which the Mortgage  Rate thereon  changes  pursuant to the related  Mortgage Note. The first  Adjustment  Date following the Cut-off Date as to each such Mortgage Loan is set forth in the Mortgage Loan Schedule.

            Aggregate  Groups 1-4  Collateral  Balance:  With  respect  to any date of  determination,  will be equal to the sum of the Aggregate  Loan Group
Balances for Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan Group 4 as of
such date of determination.

            Aggregate Loan  Group Balance:  With respect to any Loan Group and as of any  date  of  determination,  will be  equal  to the  aggregate  Stated
Principal  Balance of the  Mortgage  Loans in such Loan  Group as of the first day of the month of such date of  determination,  plus,  with  respect to Loan
Group 5,  the amount on deposit in the Prefunding  Account as of the first day of such month.

            Aggregate   Subsequent   Transfer  Amount:  With  respect  to  any
Subsequent  Transfer Date, the aggregate Stated  Principal  Balances as of the applicable  Cut-off Date of the  Subsequent  Mortgage  Loans  conveyed on such
Subsequent  Transfer  Date,  as listed on the revised  Mortgage  Loan Schedule delivered pursuant to  Section 2.01(e);  provided,  however,  that such amount shall not exceed the amount on deposit in the Prefunding Account.

            Agreement:   This  Pooling  and   Servicing   Agreement   and  all
amendments or supplements hereto.

            Ancillary  Income:  All  income  derived  from the  Non-Designated
Mortgage  Loans,   other  than  Servicing  Fees  and  Master  Servicing  Fees, including  but not limited to, late  charges,  fees  received  with respect to checks or bank drafts returned by the related bank for  non-sufficient  funds,
assumption  fees,  optional  insurance   administrative  fees  and  all  other
incidental  fees and charges.  Ancillary  Income does not include any Assigned
Prepayment Premiums.

            Applied Loss Amount:  With respect to any Distribution  Date, with respect to the Group 5 Certificates,  the excess, if any, of (i) the aggregate
Class Principal Balances of the Group 5  Certificates  (other than the related
Notional  Amount  Certificates),  after giving  effect to all Realized  Losses with  respect to the  Mortgage  Loans in Loan  Group 5  during the  Collection
Period  for  such   Distribution  Date  and  payments  of  principal  on  such
Distribution Date over (ii) the  Aggregate Loan Group Balance for Loan Group 5 for such Distribution Date.

            Appraised  Value:  The appraised  value of the Mortgaged  Property based  upon  the  appraisal  made  for  the  originator  at  the  time  of the origination  of the related  Mortgage Loan or the sales price of the Mortgaged
Property  at the time of such  origination,  whichever  is less,  or  (i) with respect  to any  Mortgage  Loan that  represents  a  refinancing  other than a
Streamlined  Mortgage Loan, the lower of the appraised value at origination or the appraised  value of the Mortgaged  Property  based upon the appraisal made at the time of such  refinancing  and  (ii) with  respect  to any  Streamlined
Mortgage  Loan, the appraised  value of the Mortgaged  Property based upon the appraisal made in connection  with the  origination of the mortgage loan being refinanced.

            Assigned  Prepayment  Premium:  Any Prepayment  Premium on a Wells
Fargo  Serviced  Mortgage  Loan,  any  Prepayment  Premium  on a SPS  Serviced
Mortgage Loan and any other  Prepayment  Premium on deposit in the Certificate
Account.

            Assignment and Assumption  Agreement:  That certain assignment and assumption  agreement  dated  as of  September 1,  2005,  by and  between  DLJ
Mortgage Capital, Inc., as assignor, and the Depositor, as assignee,  relating to the Mortgage Loans.

            Assignment  of  Proprietary  Lease:  With respect to a Cooperative
Loan,  the  assignment or mortgage of the related  Proprietary  Lease from the
Mortgagor to the originator of the Cooperative Loan.

            Available  Distribution  Amount:  With respect to any Distribution
Date and each of Group 1, Group 2, Group 3, Group 4 and Group 6 the sum of:

(i)...all  amounts  in  respect  of  Scheduled  Payments  (net of the  related
      Expense  Fees) due on the  related  Due Date and  received  prior to the related  Determination Date on the related Mortgage Loans, together with any Advances in respect thereof;

(ii)  all Insurance  Proceeds (to the extent not applied to the restoration of the Mortgaged  Property or released to the Mortgagor in accordance  with
      the   applicable   Servicer's   Accepted   Servicing   Standards),   all
      Liquidation  Proceeds  received  during the calendar month preceding the month of that  Distribution  Date on the related Mortgage Loans, in each case net of unreimbursed  Liquidation  Expenses incurred with respect to such Mortgage Loans;

(iii) all Principal  Prepayments received during the related Prepayment Period on the related Mortgage Loans, excluding Prepayment Premiums;

(iv)  amounts  received  with  respect  to  such   Distribution  Date  as  the
      Substitution  Adjustment  Amount  or  Purchase  Price  in  respect  of a
      Mortgage  Loan in the  related  Loan  Group repurchased  by the  related
      Seller,  purchased by a Holder of a Subordinate  Certificate pursuant to
      Section 3.11(f) or   purchased  by  the  Special  Servicer  pursuant  to
      Section 3.11(g) as of such Distribution Date;

(v)   any  amounts  payable as  Compensating  Interest  Payments by a Servicer with respect to the related Mortgage Loans on such Distribution Date;

(vi)  all Recoveries, if any; and

(vii) the portion of the Mortgage  Loan  Purchase  Price  related to such Loan
      Group paid in connection  with an Optional  Termination up to the amount of the Par Value for such Loan Group;

in  the  case  of   clauses (i) through   (iv) above  reduced  by  amounts  in
reimbursement  for Advances  previously made and other amounts as to which the
Trustee,  the Trust  Administrator,  a  Servicer  or the  Master  Servicer  is
entitled to be reimbursed  pursuant to  Section 3.08 in respect of the related
Mortgage Loans or otherwise.

            Back-Up Servicer:  Wells Fargo Bank, National Association,  acting in its capacity as back-up servicer for the SPS Serviced Loans  hereunder,  or its successors in interest, as applicable.

            Bankruptcy  Code:  The United States  Bankruptcy  Code, as amended from time to time (11 U.S.C. §§ 101 et seq.).

            Bankruptcy  Coverage  Termination Date: The point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

            Bankruptcy  Loss: With respect to any Loan Group,  Realized Losses on the Mortgage Loans in that Loan  Group incurred  as a result of a Deficient
Valuation or Debt Service Reduction.
            Bankruptcy Loss Coverage  Amount:  As of any  Determination  Date,
the Bankruptcy  Loss Coverage  Amount shall equal the Initial  Bankruptcy Loss
Coverage Amount as reduced by (i) the  aggregate  amount of Bankruptcy  Losses allocated to the  Class C-B  Certificates  since the Cut-off Date and (ii) any permissible  reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trust  Administrator  to the effect that any such reduction will not result in a  downgrading,  or otherwise  adversely affect,  of the then current ratings  assigned to such Classes of Certificates rated by it.

            Basis Risk  Shortfall:  For any Class of  LIBOR  Certificates  and
any Distribution  Date, the sum of (i) the excess,  if any, of (a) the related
Current  Interest  calculated on the basis of the least of (x) the  applicable
Certificate  Index plus the applicable  Certificate  Margin,  (y) the  Maximum
Interest Rate and (z) with respect to the Group 5 LIBOR Certificates,  11.00%, or with  respect to the  Group 6  LIBOR  Certificates,  10.50%,  over  (b) the related  Current  Interest  for the  applicable  Distribution  Date,  (ii) any amount  described  in clause  (i) remaining  unpaid  from  prior  Distribution
Dates,  and  (iii) interest  on the  amount in  clause  (ii) for  the  related
Accrual  Period  calculated  at a per annum rate equal to the least of (x) the applicable  Certificate Index plus the applicable  Certificate Margin, (y) the applicable  Maximum  Interest  Rate and (z) with respect to the Group 5  LIBOR
Certificates,  11.00%,  or with  respect to the  Group 6  LIBOR  Certificates,
10.50%.

            Beneficial  Holder: A Person holding a beneficial  interest in any
Certificate  through a  Participant  or an  Indirect  Participant  or a Person
holding a beneficial interest in any Definitive Certificate.

            Book-Entry   Certificates:   As  specified   in  the   Preliminary
Statement.

            Book-Entry  Form: Any  Certificate  held through the facilities of the Depository.

            Business  Day:  Any day other than (i) a  Saturday  or a Sunday or
(ii) a  day on which  banking  institutions  in New York or the state in which the office of the Master  Servicer  or any  Servicer  or the  Corporate  Trust
Office of the Trustee or Trust  Administrator  are located are  authorized  or obligated by law or executive order to be closed.

            Capitalized   Interest  Account:  The  separate  Eligible  Account
designated  as such and  created  and  maintained  by the Trust  Administrator pursuant to  Section 3.05(h) hereof.  The Capitalized  Interest  Account shall be treated as an "outside reserve fund" under applicable Treasury  regulations
and   shall   not  be   part   of   any   REMIC.   Except   as   provided   in
Section 3.05(h) hereof,  any investment  earnings on the Capitalized  Interest
Account  shall be treated as owned by the Depositor and will be taxable to the
Depositor.

            Capitalized Interest Deposit:  $251,391.42.

            Capitalized   Interest   Distribution:   With   respect   to   the
October 2005,  November 2005 and December 2005  Distribution  Dates, an amount equal to 30 days of  interest  (based  on a  360-day  year)  on the  aggregate amount  on  deposit  in  the  Prefunding  Account  at the  end of the  related
Collection  Period accruing at a per annum rate equal to the weighted  average of the Net  Mortgage  Rates of the  Mortgage  Loans in Loan  Group 5 as of the
first day of the related  Collection  Period. If REMIC II is unable to pay the
REMIC II Interests in respect of Loan Group 5 their stated  pass-through rates due  to  an  insufficiency  in  the  Capitalized  Interest  Distribution,  the
Depositor  will  contribute  any  amounts  to  REMIC II  necessary  to pay the
REMIC II Interests their stated pass-through rates.

            Capitalized  Interest Release Amount:  With respect to each of the
October 2005,  November 2005 and December 2005  Distribution  Dates, an amount equal to the excess of (a) the amount  remaining on deposit in the Capitalized
Interest Account on such  Distribution  after  distribution of the Capitalized
Interest  Distribution for such  Distribution  Date, over (b) the  Capitalized
Interest Requirement for such Distribution Date.

            Capitalized   Interest   Requirement:    With   respect   to   the
October 2005  Distribution Date, an amount equal to 60 days of interest (based on a 360-day year) accruing at the Capitalized  Interest  Requirement Rate for such  Distribution  Date on the aggregate  amount on deposit in the Prefunding
Account at the end of the related  Collection  Period and with  respect to the
November 2005  Distribution  Date,  an  amount  equal  to 30 days of  interest
(based on a 360-day year)  accruing at the  Capitalized  Interest  Requirement
Rate for such  Distribution  Date on the  aggregate  amount on  deposit in the
Prefunding Account at the end of the related  Collection Period.  With respect to the  December 2005  Distribution Date and any Distribution Date thereafter, zero.

            Capitalized   Interest  Requirement  Rate:  With  respect  to  the
October 2005 and November 2005  Distribution  Dates, a per annum rate equal to the sum of (i) the  Certificate  Index for such  Distribution  Date,  (ii) the weighted  average of the Certificate  Margins of the Group 5  Certificates for
such  Distribution  Date  (weighted  with  respect to the Group 5  Subordinate
Certificates  based  on  the  related  portion  of  the  Group 5   Subordinate
Balance),  (iii) the weighted average of the Expense Fee Rates of the Mortgage
Loans in Loan Group 5 for such  Distribution Date and (iv) with respect to the
October 2005  Distribution  Date, 0.35% and with respect to the  November 2005
Distribution Date, 0.70%.

            Carryforward  Interest:  For any Class of LIBOR  Certificates  and
any  Distribution  Date,  the sum of (1) the amount,  if any, by which (x) the sum of  (A) Current  Interest for such  Class for  the  immediately  preceding
Distribution  Date  and  (B)  any  unpaid   Carryforward   Interest  for  such
Class from previous  Distribution Dates exceeds (y) the amount paid in respect of interest on such Class on such  immediately  preceding  Distribution  Date, and (2)  interest  on  such  amount  for the  related  Accrual  Period  at the applicable Pass-Through Rate.

            Cash Remittance  Date: With respect to any  Distribution  Date and
(A) SPS, the  7th calendar  day preceding such  Distribution  Date, or if such
7th  calendar  day  is  not a  Business  Day,  the  Business  Day  immediately preceding  such 7th calendar day and (B) Wells Fargo,  WMB and the  Designated
Servicers,  the  18th calendar day of the month in which the Distribution Date occurs,  or if such 18th  calendar day is not a Business Day, the Business Day immediately following such 18th calendar day.

            Certificate:  Any Certificates  executed and  authenticated by the
Trust  Administrator  on  behalf  of  the  Trustee  for  the  benefit  of  the
Certificateholders  in substantially  the form or forms attached as Exhibits A through F hereto.

            Certificate  Account:  The separate  Eligible  Account created and maintained  with the Trust  Administrator,  or any other bank or trust company acceptable to the Rating Agencies which is incorporated  under the laws of the
United States or any state  thereof  pursuant to  Section 3.05,  which account shall bear a designation  clearly  indicating that the funds deposited therein are held in trust for the  benefit  of the Trust  Administrator,  as agent for the Trustee, on behalf of the  Certificateholders or any other account serving
a  similar  function   acceptable  to  the  Rating  Agencies.   Funds  in  the
Certificate  Account may (i) be held uninvested without liability for interest or  compensation  thereon or (ii) be  invested at the  direction  of the Trust
Administrator in Eligible  Investments and reinvestment  earnings thereon (net of  investment  losses)  shall  be  paid  to the  Trust  Administrator.  Funds deposited in the Certificate  Account  (exclusive of the amounts  permitted to be  withdrawn  pursuant  to  Section 3.08(b))  shall be held in trust  for the
Certificateholders.

            Certificate  Balance:  With  respect  to  any  Certificate  at any date,  the maximum  dollar amount of principal to which the Holder  thereof is then entitled hereunder,  such amount being equal to the Denomination  thereof
(i) minus all  distributions  of principal and allocations of Realized Losses, including  Excess Losses or Applied Loss Amounts,  as  applicable,  previously made or  allocated  with respect  thereto and, in the case of the  Class 5-A-2
Certificates  and any  Subordinate  Certificates,  reduced by any such amounts allocated to such Class on prior  Distribution  Dates pursuant to Section 4.02 and  (ii) plus the amount of any increase to the  Certificate  Balance of such
Certificate pursuant to Section 4.03.

            With  respect  to  each  Class 5-X  Certificate,  on any  date  of determination,  an amount equal to the Percentage  Interest  evidenced by such
Certificate  multiplied by an amount equal to (i) the  excess,  if any, of (A)
the  Aggregate  Loan  Group  Balance  for  Loan  Group 5  as of  such  date of determination,  over (B) the then  aggregate  Class  Principal  Balance of the
Group 5 Senior Certificates and Class M  Certificates then outstanding,  which represents  the sum of  (i) the  initial  principal  balance  of the  REMIC IV
Regular Interest 5-X-PO,  as reduced by Realized Losses allocated  thereto and payments  deemed made thereon,  and  (ii) accrued  and unpaid  interest on the
REMIC IV  Regular  Interest  5-X-IO,  as reduced by Realized Losses  allocated thereto.

            Certificate  Group:  Any  of  Certificate   Group 1,   Certificate
Group 2,  Certificate  Group 3,  Certificate  Group 4,  Certificate Group 5 or
Certificate Group 6, as applicable.

            Certificate    Group 1:   Any   of   the   Certificates   with   a
Class designation beginning with "1" and relating to Loan Group 1.

            Certificate    Group 2:   Any   of   the   Certificates   with   a
Class designation beginning with "2" and relating to Loan Group 2.

            Certificate    Group 3:   Any   of   the   Certificates   with   a
Class designation beginning with "3" and relating to Loan Group 3.

            Certificate    Group 4:   Any   of   the   Certificates   with   a
Class designation beginning with "4" and relating to Loan Group 4.

            Certificate    Group 5:   Any   of   the   Certificates   with   a
Class designation beginning with "5" and relating to Loan Group 5.

            Certificate    Group 6:   Any   of   the   Certificates   with   a
Class designation beginning with "6" and relating to Loan Group 6.

            Certificateholder   or   Holder:   The  Person  in  whose  name  a
Certificate is registered in the Certificate Register.

            Certificate  Index: With respect to each Distribution Date and the
LIBOR  Certificates,  the rate for one month  United  States  dollar  deposits quoted on Telerate  Page 3750 as of 11:00 A.M.,  London  time,  on the related
Interest  Determination Date relating to each Class of LIBOR Certificates.  If such rate does not  appear on such  page (or such  other  page as may  replace that page on that  service,  or if such  service  is no longer  offered,  such other service for  displaying  one month LIBOR or  comparable  rates as may be reasonably  selected  by  the  Trust  Administrator  after  consultation  with
DLJMC),  the  rate  will  be the  related  Reference  Bank  Rate.  If no  such quotations  can be obtained and no related  Reference  Bank Rate is available, the  Certificate  Index  with  respect to the LIBOR  Certificates  will be the
Certificate   Index   applicable  to  such   Certificates   on  the  preceding
Distribution Date.

            On the Interest  Determination  Date  immediately  preceding  each
Distribution  Date, the Trust  Administrator  shall determine each Certificate
Index for the Accrual Period  commencing on such  Distribution Date and inform the Master Servicer and each Servicer of such rate.

            Certificate  Margin: As to each Class of LIBOR  Certificates,  the applicable amount set forth below:

                                       Certificate Margin
               Class                (1)                 (2)
               5-A-1               0.260%              0.520%
               5-A-2               0.320%              0.640%
               6-A-1               0.270%              0.540%
              6-A-2-1              0.250%              0.500%
              6-A-2-2              0.320%              0.640%
               5-M-1               0.480%              0.980%
               5-M-2               0.670%              1.170%
               5-M-3               1.300%              1.800%
               5-M-4               1.900%              2.400%
               5-M-5               2.200%              2.700%
               6-B-1               0.500%              1.000%
               6-B-2               0.650%              1.150%
               6-B-3               1.250%              1.750%
        ___________
------------------------------------------------------------------------------
        (1) On and  prior to the  first  Distribution  Date on which the related Optional Termination may occur.
        (2) After the first  Distribution  Date on which the related
           Optional Termination may occur.

            Certificate   Register:   The  register   maintained  pursuant  to
Section 6.02(a) hereof.

            Class:  All  Certificates  bearing the same class  designation  as set forth in the Preliminary Statement.

            Class 5-M-1  Principal  Payment Amount:  For any Distribution Date
on or after the Stepdown  Date and as long as a Trigger Event has not occurred with respect to such  Distribution  Date, will be the amount, if any, by which
(x) the  sum of (i) the  aggregate  Class  Principal  Balance  of the  Group 5
Senior  Certificates,  after  giving  effect to payments on such  Distribution
Date and (ii) the  Class  Principal  Balance of the  Class 5-M-1  Certificates
immediately  prior to such Distribution Date exceeds (y) the lesser of (A) the product of  (i) 88.90%  and  (ii) the  Aggregate  Loan Group  Balance for Loan
Group 5  for such  Distribution  Date  and (B) the  amount,  if any,  by which
(i) the  Aggregate  Loan Group Balance for Loan Group 5 for such  Distribution
Date exceeds  (ii) 0.50% of the Aggregate  Loan Group Balance for Loan Group 5
as of the Initial Cut-off Date.

            Class 5-M-2  Principal  Payment Amount:  For any Distribution Date
on or after the Stepdown  Date and as long as a Trigger Event has not occurred with respect to such  Distribution  Date, will be the amount, if any, by which
(x) the  sum of (i) the  aggregate  Class  Principal  Balance  of the  Group 5
Senior Certificates and Class 5-M-1  Certificates,  in each case, after giving effect to payments on such  Distribution  Date and  (ii) the  Class  Principal
Balance   of  the   Class 5-M-2   Certificates   immediately   prior  to  such
Distribution  Date exceeds (y) the lesser of (A) the product of (i) 93.30% and
(ii) the  Aggregate Loan Group Balance for Loan Group 5 for such  Distribution
Date  and (B) the  amount,  if any,  by which  (i) the  Aggregate  Loan  Group
Balance for Loan Group 5 for such Distribution Date exceeds  (ii) 0.50% of the
Aggregate Loan Group Balance for Loan Group 5 as of the Initial Cut-off Date.

            Class 5-M-3  Principal  Payment Amount:  For any Distribution Date
on or after the Stepdown  Date and as long as a Trigger Event has not occurred with respect to such  Distribution  Date, will be the amount, if any, by which
(x) the  sum of (i) the  aggregate  Class  Principal  Balance  of the  Group 5
Senior Certificates,  Class 5-M-1 and Class 5-M-2 Certificates,  in each case, after giving effect to payments on such  Distribution  Date and (ii) the Class
Principal  Balance of the Class 5-M-3  Certificates  immediately prior to such
Distribution  Date exceeds (y) the lesser of (A) the product of (i) 96.30% and
(ii) the  Aggregate Loan Group Balance for Loan Group 5 for such  Distribution
Date  and (B) the  amount,  if any,  by which  (i) the  Aggregate  Loan  Group
Balance for Loan Group 5 for such Distribution Date exceeds  (ii) 0.50% of the
Aggregate Loan Group Balance for Loan Group 5 as of the Initial Cut-off Date.

            Class 5-M-4  Principal  Payment Amount:  For any Distribution Date
on or after the Stepdown  Date and as long as a Trigger Event has not occurred with respect to such  Distribution  Date, will be the amount, if any, by which
(x) the  sum of (i) the  aggregate  Class  Principal  Balance  of the  Group 5
Senior Certificates,  Class 5-M-1,  Class 5-M-2 and Class 5-M-3  Certificates,
in each case,  after giving effect to payments on such  Distribution  Date and
(ii) the Class Principal Balance of the Class 5-M-4  Certificates  immediately prior to such  Distribution  Date exceeds (y) the lesser of (A) the product of
(i) 97.30%  and  (ii) the  Aggregate  Loan Group  Balance for Loan Group 5 for
such  Distribution Date and (B) the amount, if any, by which (i) the Aggregate
Loan  Group  Balance  for Loan  Group 5  for such  Distribution  Date  exceeds
(ii) 0.50%  of the  Aggregate  Loan Group  Balance for Loan  Group 5 as of the
Initial Cut-off Date.

            Class 5-M-5  Principal  Payment Amount:  For any Distribution Date
on or after the Stepdown  Date and as long as a Trigger Event has not occurred with respect to such  Distribution  Date, will be the amount, if any, by which
(x) the  sum of (i) the  aggregate  Class  Principal  Balance  of the  Group 5
Senior  Certificates,  Class 5-M-1,  Class 5-M-2,  Class 5-M-3 and Class 5-M-4
Certificates,   in  each  case,  after  giving  effect  to  payments  on  such
Distribution  Date and (ii) the  Class  Principal  Balance of the  Class 5-M-5
Certificates  immediately  prior to such  Distribution  Date  exceeds  (y) the lesser of (A) the  product of  (i) 98.30%  and (ii) the  Aggregate  Loan Group
Balance for Loan  Group 5 for such  Distribution  Date and (B) the amount,  if any, by which (i) the  Aggregate  Loan Group Balance for Loan Group 5 for such
Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group Balance for
Loan Group 5 as of the Initial Cut-off Date.

            Class 5-X  Distributable  Amount: With respect to any Distribution
Date and the  Class 5-X  Certificates,  to the  extent of any  Monthly  Excess
Cashflow  remaining  on such  Distribution  Date  after  the  distribution  of amounts pursuant to Section 4.01(II)(d)(i)-(xi),  the sum of (a) the amount of
interest   accrued  during  the  related   Accrual  Period  on  the  Class 5-X
Certificates   (as  described  in  the  Preliminary   Statement)  and  (b) the
Overcollateralization Release Amount, if any, for such Distribution Date.

            Class 5-X   Notional   Amount:   With  respect  to  the  Class 5-X
Certificates or REMIC IV Regular  Interest 5-X-IO and any  Distribution  Date,
the  aggregate  of the  Uncertificated  Principal  Balances  of  the  REMIC II
Regular   Interests  LT1,  LT2,  LT3  and  LT4   immediately   prior  to  such
Distribution  Date,  (which for  clarification  is equal to the Aggregate Loan
Group  Balance for Loan Group 5 as of the first day of the related  Collection
Period  (excluding any such Mortgage Loans that were subject to a Payoff,  the principal of which was  distributed  on the  Distribution  Date  preceding the current Distribution Date)).

            Class 6-B   Certificates:   As   specified   in  the   Preliminary
Statement.

            Class 6-B  Credit Support  Depletion Date: The first  Distribution
Date  on  which  the  aggregate  Class  Principal  Balance  of  the  Class 6-B
Certificates has been or will be reduced to zero.

            Class 6-B  Percentage:  With respect to any Distribution Date, the aggregate Class Principal  Balance of the Class 6-B  Certificates  immediately prior to such  Distribution  Date divided by the Aggregate  Loan Group Balance for  Loan  Group 6  as of  the  first  day of the  related  Collection  Period
(excluding  any such  Mortgage  Loans  that  were  subject  to a  Payoff,  the principal of which was  distributed  on the  Distribution  Date  preceding the current Distribution Date).

            Class 6-X  Distribution  Amount:  For any  Distribution  Date,  an
amount equal to the sum of the Component  6-X-A  Distribution  Amount for such
Distribution  Date  and the  Component  6-X-B  Distribution  Amount  for  such
Distribution Date.

            Class 6-X   Notional  Amount:   For  any  Distribution  Date,  the
aggregate   Class  Principal   Balance  of  the  Group 6  LIBOR   Certificates
immediately  prior to that  Distribution  Date. The Class 6-X  Notional Amount as of the Closing Date is $237,730,000.

            Class 6-X  Pass-Through  Rate: For any  Distribution  Date and the
Class 6-X  Certificates,  will  be a  per  annum  rate  equal  to a  fraction, expressed as a  percentage,  the  numerator of which is the product of (1) the
Class 6-X  Distribution  Amount for such Distribution Date and (2) 12, and the denominator of which is the Class 6-X  Notional  Amount for such  Distribution
Date.

            Class A Certificates:  As specified in the Preliminary Statement.

            Class B Certificates:  As specified in the Preliminary Statement.

            Class C-B   Certificates:   As   specified   in  the   Preliminary
Statement.

            Class C-B  Credit Support  Depletion Date: The first  Distribution
Date  on  which  the  aggregate  Class  Principal  Balance  of  the  Class C-B
Certificates has been or will be reduced to zero.

            Class C-B  Percentage:  With respect to any Distribution Date, the aggregate Class Principal  Balance of the Class C-B  Certificates  immediately
prior  to  such  Distribution   Date  divided  by  the  Aggregate   Groups 1-4
Collateral  Balance  as of the  first  day of the  related  Collection  Period
(excluding  any such  Mortgage  Loans  that  were  subject  to a  Payoff,  the principal of which was  distributed  on the  Distribution  Date  preceding the current Distribution Date).

            Class Interest  Shortfall:  With respect to any Distribution  Date and  Class of  Group 1,  Group 2,  Group 3,  Group 4,  Group  6 and  Class C-B
Certificates,  the amount by which the amount  described in clause  (i) of the definition of Interest  Distribution Amount for such Class, exceeds the amount of interest actually distributed on such Class on such Distribution Date.

            Class M Certificates: The Class 5-M-1,  Class 5-M-2,  Class 5-M-3,
Class 5-M-4 and Class 5-M-5 Certificates.

            Class Notional  Amount:  The  Class 5-X  Notional  Amount  or  the
Class 6-X Notional Amount, as applicable.

            Class Principal  Balance:  With respect to any Class and as to any date of  determination,  the  aggregate  of the  Certificate  Balances  of all
Certificates of such Class as of such date.

            Class Unpaid  Interest  Amounts:  With respect to any Distribution
Date  and  Class of  interest  bearing  Group 1,  Group 2,  Group 3,  Group 4,
Group 6  and  Class C-B  Certificates,  the  amount  by  which  the  aggregate
Class Interest  Shortfalls for such Class on prior  Distribution Dates exceeds the amount  distributed on such Class on prior  Distribution Dates pursuant to clause (ii) of the definition of Interest Distribution Amount.

            Class Y Principal  Reduction  Amounts:  For any Distribution Date,
the  amounts by which the  Uncertificated  Principal  Balances  of the Class Y
Regular  Interests will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal,  determined as described in Appendix A.

            Class Y Regular  Interests:  The Class Y-1,  Class Y-2,  Class Y-3
and Class Y-4 Regular Interests.

            Class Y-1  Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the Class Y-1  Principal  Reduction  Amount for
such   Distribution  Date  over  the  principal  portion  of  Realized  Losses allocated to the Class Y-1 Regular Interest on such Distribution Date.

            Class Y-1   Principal  Reduction  Amount:  The  Class Y  Principal
Reduction Amount for the Class Y-1 Regular Interest as determined  pursuant to the provisions of the Appendix A.

            Class Y-1   Regular   Interest:   The   uncertificated   undivided
beneficial  interest in REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

            Class Y-2  Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the Class Y-2  Principal  Reduction  Amount for
such   Distribution  Date  over  the  principal  portion  of  Realized  Losses allocated to the Class Y-2 Regular Interest on such Distribution Date.

            Class Y-2   Principal  Reduction  Amount:  The  Class Y  Principal
Reduction Amount for the Class Y-2 Regular Interest as determined  pursuant to the provisions of the Appendix A.

            Class Y-2   Regular   Interest:   The   uncertificated   undivided
beneficial  interest in REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

            Class Y-3  Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the Class Y-3  Principal  Reduction  Amount for
such   Distribution  Date  over  the  principal  portion  of  Realized  Losses allocated to the Class Y-3 Regular Interest on such Distribution Date.

            Class Y-3   Principal  Reduction  Amount:  The  Class Y  Principal
Reduction Amount for the Class Y-3 Regular Interest as determined  pursuant to the provisions of the Appendix A.

            Class Y-3   Regular   Interest:   The   uncertificated   undivided
beneficial  interest in REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

            Class Y-4  Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the Class Y-4  Principal  Reduction  Amount for
such   Distribution  Date  over  the  principal  portion  of  Realized  Losses allocated to the Class Y-4 Regular Interest on such Distribution Date.

            Class Y-4   Principal  Reduction  Amount:  The  Class Y  Principal
Reduction Amount for the Class Y-4 Regular Interest as determined  pursuant to the provisions of the Appendix A.

            Class Y-4   Regular   Interest:   The   uncertificated   undivided
beneficial  interest in REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

            Class Z Principal  Reduction  Amounts:  For any Distribution Date,
the  amounts by which the  Uncertificated  Principal  Balances  of the Class Z
Regular  Interests will be reduced on such Distribution Date by the allocation of Realized Losses and the  distribution of principal,  which shall be in each case the  excess of (A) the sum of  (x) the  excess of the  REMIC I  Available
Distribution  Amount for the related  Group (i.e.  the "related Group" for the
Class Z-1  Regular  Interest is the Group 1 Loans, the "related Group" for the
Class Z-2  Regular  Interest is the Group 2 Loans, the "related Group" for the
Class Z-3  Regular  Interest is the Group 3 Loans and the "related  Group" for the  Class Z-4  Regular  Interest  is  the  Group 4  Loans)  exclusive  of any
Recoveries  included  therein over the amounts  thereof  distributable  (i) in respect of interest on such Class Z  Regular  Interest and the related Class Y
Regular  Interest and (ii) in the case of the Group 1 Loans, to the Class AR-L
Certificates  and (y) the amount of Realized Losses allocable to principal for the related  Group over  (B) the Class Y  Principal  Reduction  Amount for the related Group.

            Class Z Regular  Interests:  The Class Z-1,  Class Z-2,  Class Z-3
and Class Z-4 Regular Interests.

            Class Z-1  Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the Class Z-1  Principal  Reduction  Amount for
such   Distribution  Date  over  the  principal  portion  of  Realized  Losses allocated to the Class Z-1 Regular Interest on such Distribution Date.

            Class Z-1   Principal  Reduction  Amount:  The  Class Z  Principal
Reduction Amount for the Class Z-1 Regular Interest as determined  pursuant to the provisions of the Appendix A.

            Class Z-1   Regular   Interest:   The   uncertificated   undivided
beneficial  interest in REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

            Class Z-2  Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the Class Z-2  Principal  Reduction  Amount for
such   Distribution  Date  over  the  principal  portion  of  Realized  Losses allocated to the Class Z-2 Regular Interest on such Distribution Date.

            Class Z-2   Principal  Reduction  Amount:  The  Class Z  Principal
Reduction Amount for the Class Z-2 Regular Interest as determined  pursuant to the provisions of the Appendix A.

            Class Z-2   Regular   Interest:   The   uncertificated   undivided
beneficial  interest in REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

            Class Z-3  Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the Class Z-3  Principal  Reduction  Amount for
such   Distribution  Date  over  the  principal  portion  of  Realized  Losses allocated to the Class Z-3 Regular Interest on such Distribution Date .

            Class Z-3   Principal  Reduction  Amount:  The  Class Z  Principal
Reduction Amount for the Class Z-3 Regular Interest as determined  pursuant to the provisions of the Appendix A.

            Class Z-3   Regular   Interest:   The   uncertificated   undivided
beneficial  interest in REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

            Class Z-4  Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the Class Z-4  Principal  Reduction  Amount for
such   Distribution  Date  over  the  principal  portion  of  Realized  Losses allocated to the Class Z-4 Regular Interest on such Distribution Date.

            Class Z-4   Principal  Reduction  Amount:  The  Class Z  Principal
Reduction Amount for the Class Z-4 Regular Interest as determined  pursuant to the provisions of the Appendix A.

            Class Z-4   Regular   Interest:   The   uncertificated   undivided
beneficial  interest in REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

            Clearing  Agency:  An  organization   registered  as  a  "clearing
agency"  pursuant to Section 17A  of the  Securities  Exchange Act of 1934, as
amended,  which initially shall be DTC, the nominee of which is Cede & Co., as the  registered  Holder of the Book Entry  Certificates.  The Clearing  Agency
shall  at all  times be a  "clearing  corporation"  as  defined  in  Section 8
102(a)(5) of the Uniform Commercial Code of the State of New York.

            Closing Date:  September 30, 2005.

            Code:  The Internal Revenue Code of 1986, as amended.

            Collection Account:  The accounts  established and maintained by a
Servicer in accordance with Section 3.05.

            Collection  Period:  With respect to each  Distribution  Date, the period  commencing  on the second day of the month  preceding the month of the
Distribution   Date  and  ending  on  the  first  day  of  the  month  of  the
Distribution Date.

            Commencement  of  Foreclosure:  The first official action required under  local  law  to  commence  foreclosure  proceedings  or  to  schedule  a trustee's  sale  under  a deed  of  trust,  including:  (i) in  the  case of a mortgage,  any filing or service of process necessary to commence an action to foreclose;  or (ii) in the case of a deed of trust,  the posting,  publishing, filing or delivery of a notice of sale.

            Compensating  Interest Payment:  For any Distribution Date and the
WMB Serviced  Mortgage Loans,  the lesser of (i) the  aggregate  Servicing Fee payable  to WMB in  respect  of the  WMB  Serviced  Mortgage  Loans  for  such
Distribution  Date  and  (ii) the  aggregate   Prepayment  Interest  Shortfall
allocable  to  Payoffs  and  Curtailments  with  respect  to the WMB  Serviced
Mortgage Loans.

            For any  Distribution  Date and the SPS Serviced  Mortgage  Loans,
the lesser of (i) the  aggregate  Servicing  Fee  payable to SPS in respect of the SPS  Serviced  Mortgage  Loans  for such  Distribution  Date and  (ii) the aggregate  Prepayment Interest Shortfall allocable to Payoffs and Curtailments with respect to the SPS Serviced Mortgage Loans.

            For any  Distribution  Date and the Wells Fargo Serviced  Mortgage
Loans,  the lesser of (i) the  aggregate  Servicing Fee payable to Wells Fargo in respect of the Wells Fargo Serviced  Mortgage  Loans for such  Distribution
Date  and  (ii) the  aggregate  Prepayment  Interest  Shortfall  allocable  to
Payoffs and  Curtailments  with respect to the Wells Fargo  Serviced  Mortgage
Loans.

            For  any   Distribution   Date  and  the  Master   Servicer,   the
Compensating Interest Payment shall be equal to:

(a)   with respect to the WMB Serviced  Mortgage Loans,  the excess of (i) the
      Compensating  Interest  Payment  required to be remitted by WMB for such
      Distribution Date over (ii) the  Compensating  Interest Payment actually remitted by WMB for such Distribution Date;

(b)   with respect to the SPS Serviced  Mortgage Loans,  the excess of (i) the
      Compensating  Interest  Payment  required to be remitted by SPS for such
      Distribution Date over (ii) the  Compensating  Interest Payment actually remitted by SPS for such Distribution Date;

(c)   with respect to the Wells Fargo Serviced  Mortgage Loans,  the excess of
      (i) the  Compensating  Interest Payment required to be remitted by Wells
      Fargo for such  Distribution  Date over (ii) the  Compensating  Interest
      Payment actually remitted by Wells Fargo for such Distribution Date;

(d)   with respect to the PHH Mortgage  Serviced Mortgage Loans, the excess of
      (i) the   Compensating   Interest   (as  defined  in  the  PHH  Mortgage
      Underlying  Servicing Agreement) required to be remitted by PHH Mortgage on the  Remittance  Date  (as  defined  in the PHH  Mortgage  Underlying
      Servicing  Agreement)  in the  month  of  such  Distribution  Date  over
      (ii) the   Compensating   Interest  (as  defined  in  the  PHH  Mortgage
      Underlying  Servicing  Agreement)  actually  remitted by PHH Mortgage on
      the  Remittance  Date  (as  defined  in  the  PHH  Mortgage   Underlying
      Servicing Agreement) in the month of such Distribution Date;

(e)   with respect to the National City Serviced  Mortgage  Loans,  the excess of  (i) the  Compensating  Interest  (as  defined in the  National  City
      Underlying  Servicing  Agreement)  required  to be  remitted by National
      City on the Remittance  Date (as defined in the National City Underlying
      Servicing  Agreement)  in the  month  of  such  Distribution  Date  over
      (ii) the   Compensating  Interest  (as  defined  in  the  National  City
      Underlying  Servicing  Agreement)  actually remitted by National City on the  Remittance  Date  (as  defined  in  the  National  City  Underlying
      Servicing Agreement) in the month of such Distribution Date;

(f)   with  respect to the  IndyMac  Serviced  Mortgage  Loans,  the excess of
      (i) the  Compensating  Interest  (as defined in the  IndyMac  Underlying
      Servicing   Agreement)  required  to  be  remitted  by  IndyMac  on  the
      Remittance  Date  (as  defined  in  the  IndyMac  Underlying   Servicing
      Agreement)  in  the  month  of  such  Distribution  Date  over  (ii) the
      Compensating  Interest (as defined in the IndyMac  Underlying  Servicing
      Agreement)  actually  remitted  by  IndyMac on the  Remittance  Date (as defined in the IndyMac Underlying  Servicing  Agreement) in the month of such Distribution Date;

(g)   with respect to the GMAC Mortgage  Serviced  Mortgage Loans,  the excess of  (i) the  Compensating  Interest  (as  defined  in the GMAC  Mortgage
      Underlying   Servicing  Agreement)  required  to  be  remitted  by  GMAC
      Mortgage  on the  Remittance  Date  (as  defined  in the  GMAC  Mortgage
      Underlying  Servicing  Agreement) in the month of such Distribution Date over  (ii) the  Compensating  Interest (as defined in the GMAC  Mortgage
      Underlying  Servicing  Agreement)  actually remitted by GMAC Mortgage on the  Remittance  Date  (as  defined  in  the  GMAC  Mortgage  Underlying
      Servicing Agreement) in the month of such Distribution Date;

(h)   with respect to the Countrywide  Serviced  Mortgage Loans, the excess of
      (i) the Compensating  Interest (as defined in the Countrywide  Servicing
      Agreement)  required  to be remitted by  Countrywide  on the  Remittance
      Date (as defined in the  Countrywide  Servicing  Agreement) in the month of such Distribution Date over (ii) the amount of Compensating  Interest
      (as defined in the Countrywide  Servicing  Agreement)  actually remitted by  Countrywide on the  Remittance  Date (as defined in the  Countrywide
      Servicing Agreement) in the month of such Distribution Date; and

(i)   with respect to the EverBank  Serviced Mortgage Loans, the excess of (i)
      the  Compensating   Interest  (as  defined  in  the  EverBank  Servicing
      Agreement)  required to be remitted by EverBank on the  Remittance  Date
      (as defined in the EverBank  Servicing  Agreement)  in the month of such
      Distribution  Date over (ii) the  amount of  Compensating  Interest  (as defined  in the  EverBank  Servicing  Agreement)  actually  remitted  by
      EverBank on the  Remittance  Date (as defined in the EverBank  Servicing
      Agreement) in the month of such Distribution Date.

            Component 6-X-A  Distribution  Amount:  For any Distribution Date,
an  amount  equal  to  interest  that  would  accrue  at the  Component  6-X-A
Pass-Through  Rate on the Component  6-X-A Notional  Amount for a period equal to the Accrual  Period for the Class 6-A  Certificates  for such  Distribution
Date.

            Component 6-X-A Notional  Amount:  For any  Distribution  Date, an
amount  equal  to the  aggregate  Class  Principal  Balance  of the  Class 6-A
Certificates immediately prior to that Distribution Date.

            Component 6-X-A  Pass-Through  Rate: For any Distribution  Date, a
per annum rate equal to the  excess,  if any,  of the Group 6 Net WAC Rate for that  Distribution  Date, over the weighted average of the Pass-Through  Rates of the Class 6-A Certificates for that Distribution Date.

            Component 6-X-B  Distribution  Amount:  For any Distribution Date,
an  amount  equal  to  interest  that  would  accrue  at the  Component  6-X-B
Pass-Through  Rate on the Component  6-X-B Notional  Amount for a period equal to the  Accrual  Period  for  the  Class 6-B-1,  Class 6-B-2  and  Class 6-B-3
Certificates for such Distribution Date.

            Component 6-X-B Notional  Amount:  For any  Distribution  Date, an
amount equal to the  aggregate  Class  Principal  Balance of the  Class 6-B-1,
Class 6-B-2   and   Class 6-B-3   Certificates   immediately   prior  to  that
Distribution Date.

            Component 6-X-B  Pass-Through  Rate: For any Distribution  Date, a
per annum rate equal to the  excess,  if any,  of the Group 6 Net WAC Rate for that  Distribution  Date, over the weighted average of the Pass-Through  Rates
of  the  Class 6-B-1,   Class 6-B-2  and  Class 6-B-3  Certificates  for  that
Distribution Date.

            Cooperative  Corporation:  With respect to any  Cooperative  Loan, the cooperative  apartment  corporation  that holds legal title to the related
Cooperative   Property  and  grants  occupancy  rights  to  units  therein  to stockholders through Proprietary Leases or similar arrangements.

            Cooperative  Lien  Search:  A search  for  (a) federal  tax liens, mechanics'  liens,  lis  pendens,  judgments  of record or  otherwise  against
(i) the  Cooperative  Corporation and (ii) the seller of the Cooperative Unit,
(b) filings  of  Financing  Statements  and  (c) the  deed of the  Cooperative
Property into the Cooperative Corporation.

            Cooperative  Loan: A Mortgage Loan that is secured by a first lien on and a perfected  security  interest in  Cooperative  Shares and the related
Proprietary Lease granting exclusive rights to occupy the related  Cooperative
Unit in the building owned by the related Cooperative Corporation.

            Cooperative  Property:  With respect to any Cooperative  Loan, all real property and  improvements  thereto and rights  therein and thereto owned by a Cooperative  Corporation  including without limitation the land, separate dwelling units and all common elements.

            Cooperative  Shares:  With respect to any  Cooperative  Loan,  the shares  of stock  issued  by a  Cooperative  Corporation  and  allocated  to a
Cooperative Unit and represented by stock certificates.

            Cooperative   Unit:  With  respect  to  any  Cooperative  Loan,  a
specific unit in a Cooperative Property.

            Corporate  Trust  Office:   With  respect  to  the  Trustee,   the
designated  office  of the  Trustee  at  which  at  any  particular  time  its
corporate   trust   business   with  respect  to  this   Agreement   shall  be
administered,  which office at the date of the execution of this  Agreement is located  at 60  Livingston  Avenue,  St.  Paul,  Minnesota  55107,  Attention:
Corporate  Trust-Structured  Finance. With respect to the Trust Administrator, the designated  office of the Trust  Administrator  at which at any particular time its  corporate  trust  business with respect to this  Agreement  shall be administered,  which office at the date of the execution of this  Agreement is located at 9062 Old Annapolis Road, Columbia,  MD 21045,  Attention: CSFB ARMT
2005-10,   except  for  purposes  of  Section 6.06  and  certificate  transfer
purposes,   such  term   shall   mean  the  office  or  agency  of  the  Trust
Administrator  located at Wells Fargo  Bank,  N.A.,  6th Street and  Marquette
Avenue, Minneapolis, Minnesota  55479, Attention: CSFB ARMT 2005-10.

            Countrywide:   Countrywide   Home  Loans  Servicing  LP,  and  its
successors and assigns.

            Countrywide   Serviced   Mortgage   Loans:   The  Mortgage   Loans
identified as such on the Mortgage Loan  Schedule,  for which  Countrywide  is the applicable Designated Servicer.

            Countrywide   Reconstituted  Servicing  Agreement:   That  certain
Reconstituted  Servicing Agreement dated as of September 1,  2005 among DLJMC,
Countrywide and the Master  Servicer,  and acknowledged by the Trustee and the
Trust Administrator.

            Countrywide   Underlying  Servicing   Agreement:   The  "Servicing
Agreement" referred to in the Countrywide Reconstituted Servicing Agreement.

            Current  Interest:  For any Class of Group 5  Certificates,  other than  the  Class 5-X  Certificates,  and  Distribution  Date,  the  amount  of interest  accruing at the  applicable  Pass-Through  Rate on the related Class
Principal Balance of such  Class during the related Accrual Period;  provided, that as to each Class of  Group 5  Certificates  the Current Interest shall be reduced by a pro rata  portion of any  Interest  Shortfalls  to the extent not covered by Monthly Excess Interest.

            Curtailment:  Any payment of  principal on a Mortgage  Loan,  made by or on behalf of the related  Mortgagor,  other than a Scheduled  Payment, a prepaid  Scheduled  Payment  or a  Payoff,  which is  applied  to  reduce  the outstanding Stated Principal Balance of the Mortgage Loan.

            Custodial  Agreement:  An agreement,  dated as of the date hereof, among a custodian, the Trustee and the Trust Administrator,  pursuant to which such custodian agrees to hold any of the documents or instruments  referred to in  Section 2.01  of this  Agreement as agent for the Trustee.  As of the date hereof,  the Custodians shall act pursuant to the LaSalle Custodial  Agreement and the Wells Fargo Custodial Agreement, as applicable.

            Custodian:   A  custodian   which  is  appointed   pursuant  to  a
Custodial  Agreement.  Any Custodian so appointed shall act as agent on behalf of the Trustee,  and shall be  compensated  by the Trust  Administrator  or as otherwise specified therein.  Initially,  LaSalle shall serve as Custodian for the Mortgage  Loans  described in the LaSalle  Custodial  Agreement  and Wells
Fargo shall serve as Custodian for the Mortgage  Loans  described in the Wells
Fargo Custodial Agreement.

            Cut-off Date: For any Initial  Mortgage Loan, the Initial  Cut-off
Date. For any Subsequent  Mortgage  Loan,  the applicable  Subsequent  Cut-off
Date.

            Cut-off  Date  Principal  Balance:  With  respect to any  Mortgage
Loan, the Stated Principal  Balance thereof as of the close of business on the
Cut-off Date.

            Data Remittance Date: With respect to any  Distribution  Date, the
10th calendar day of the month in which such  Distribution  Date occurs, or if such 10th day is not a Business  Day, the Business Day  immediately  following such 10th day .

            DBRS:  Dominion  Bond  Rating  Service,   Inc.  or  any  successor
thereto.

            Debt Service  Reduction:  With respect to a Mortgage  Loan in Loan
Group 1,  Loan  Group 2,  Loan  Group 3,  Loan  Group 4  or  Loan  Group 6,  a
reduction  by a court of  competent  jurisdiction  in a  proceeding  under the
Bankruptcy  Code in the Scheduled  Payment for such Mortgage Loan which became final and non appealable,  except such a reduction  resulting from a Deficient
Valuation  or  any  reduction  that  results  in a  permanent  forgiveness  of principal.

            Debt Service  Reduction  Mortgage  Loan:  Any  Mortgage  Loan that became the subject of a Debt Service Reduction.

            Deficient  Valuation:  With respect to any  Mortgage  Loan in Loan
Group 1,  Loan  Group 2,  Loan  Group 3,  Loan  Group 4  or  Loan  Group 6,  a
valuation by a court of competent  jurisdiction  of the Mortgaged  Property in an  amount  less than the then  outstanding  indebtedness  under the  Mortgage
Loan,  or  that  results  in  a  permanent  forgiveness  of  principal,  which valuation in either case results from a proceeding under the Bankruptcy Code.

            Deferred   Amount:   For   any   Class of   Group 5    Subordinate
Certificates   (other  than  the  Class 5-X   Certificates)   and  Class 5-A-2
Certificates  and  Distribution  Date,  will equal the amount by which (x) the aggregate of the Applied Loss Amounts  previously  applied in reduction of the
Class Principal  Balance  thereof exceeds (y) the sum of (i) the  aggregate of amounts  previously paid in reimbursement  thereof and  (ii) amounts  added to the Class Principal  Balances thereof pursuant to  Section 4.03(a)(ii) on  all prior Distribution Dates, including such Distribution Date.

            Definitive Certificate:  As defined in Section 6.07.

            Deleted Mortgage Loan: As defined in Section 2.03.

            Delinquency  Rate:  With  respect to any  Distribution  Date,  the fraction,  expressed as a percentage,  the numerator of which is the aggregate outstanding  principal  balance of all  Mortgage  Loans in Loan  Group 5 60 or more days  delinquent  (including all  foreclosures  and REO Properties) as of the close of business on the last day of such month,  and the  denominator  of which is the Aggregate  Loan Group Balance for Loan Group 5 as of the close of business on the last day of such month.

            Denomination:  With  respect to each  Certificate,  the amount set forth  on the  face  thereof  as the  "Initial  Certificate  Balance  of  this
Certificate"  or the  "Initial  Notional  Amount of this  Certificate"  or, if neither  of the  foregoing,  the  percentage  interest  appearing  on the face thereof.

            Deposit     Amount:     As    defined    in     Section 4.10(e) or
Section 4.11(e) herein, as applicable.

            Depositor:  Credit Suisse First Boston Mortgage  Securities Corp.,
a Delaware corporation, or its successor in interest.

            Depository  Agreement:  The Letter of  Representation  dated as of the Closing Date by and among DTC, the Depositor  and the Trust  Administrator for the benefit of the Trustee.

            Designated  Mortgage  Loans:  The PHH Mortgage  Serviced  Mortgage
Loans,  unless any such  Mortgage  Loan is no longer  serviced by PHH Mortgage under the PHH Mortgage  Reconstituted  Servicing Agreement,  the National City
Serviced  Mortgage Loans,  unless any such Mortgage Loan is no longer serviced by National City under the National City  Reconstituted  Servicing  Agreement,
the IndyMac  Serviced  Mortgage  Loans,  unless any such  Mortgage  Loan is no
longer  serviced  by  IndyMac  under  the  IndyMac   Reconstituted   Servicing
Agreement,  the  GMAC  Mortgage  Serviced  Mortgage  Loans,  unless  any  such
Mortgage Loan is no longer  serviced by GMAC Mortgage  under the GMAC Mortgage
Reconstituted  Servicing  Agreement,  the Countrywide Serviced Mortgage Loans,
unless any such Mortgage Loan is no longer  serviced by Countrywide  under the
Countrywide  Servicing  Agreement and the EverBank  Serviced  Mortgage  Loans,
unless any such  Mortgage  Loan is no longer  serviced by  EverBank  under the
EverBank Servicing Agreement.

            Designated  Servicer:   Each  of  PHH  Mortgage,   National  City,
IndyMac, GMAC Mortgage, Countrywide and EverBank.

            Designated  Servicing   Agreements:   Each  of  the  PHH  Mortgage
Reconstituted  Servicing  Agreement,  National  City  Reconstituted  Servicing
Agreement,   IndyMac   Reconstituted   Servicing   Agreement,   GMAC  Mortgage
Reconstituted   Servicing  Agreement,   Countrywide   Reconstituted  Servicing
Agreement and EverBank Reconstituted Servicing Agreement.

            Determination  Date:  With respect to each  Distribution  Date and
(i) each  Servicer  (other  than Wells  Fargo),  the 10th day of the  calendar month in which  such  Distribution  Date  occurs or, if such 10th day is not a
Business Day, the Business Day  immediately  succeeding  such Business Day and
(ii) Wells  Fargo,  the Business Day  immediately  preceding  the related Cash
Remittance Date.

            Disqualified   Organization:   Any   organization   defined  as  a
"disqualified  organization"  under  Section 860E(e)(5)  of  the  Code,  which includes any of the following:  (i) the United States,  any State or political subdivision  thereof,  any possession of the United  States,  or any agency or instrumentality of any of the foregoing (other than an  instrumentality  which is a corporation if all of its  activities are subject to tax and,  except for the FHLMC,  a  majority  of its board of  directors  is not  selected  by such
governmental   unit),    (ii) a   foreign   government,    any   international
organization,  or any  agency  or  instrumentality  of  any of the  foregoing,
(iii) any  organization (other than certain farmers' cooperatives described in
Section 521  of the Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by  Section 511 of the Code on unrelated business  taxable  income),  (iv) rural  electric and  telephone  cooperatives described  in  Section 1381(a)(2)(C)  of  the  Code,  (v) an  "electing  large partnership"  within the  meaning of  Section 775  of the Code,  and  (vi) any other Person so  designated by the Trust  Administrator  based upon an Opinion of  Counsel  that the  holding  of an  Ownership  Interest  in a  Class AR  or
Class AR-L  Certificate  by such  Person  may cause  the  REMIC or any  Person having an  Ownership  Interest in any Class of  Certificates  (other than such
Person) to incur a liability  for any federal tax imposed  under the Code that would not  otherwise be imposed but for the Transfer of an Ownership  Interest in a Class AR or  Class AR-L  Certificate  to such Person.  The terms  "United
States," "State" and "international  organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

            Distribution  Date:  The 25th day of any  month,  or if such  25th day is not a Business Day, the Business Day  immediately  following  such 25th day, commencing in October 2005.

            DLJMC: DLJ Mortgage  Capital,  Inc., a Delaware  corporation,  and its successors and assigns.

            DLJMC Mortgage  Loans:  The Mortgage  Loans  identified as such on the Mortgage Loan Schedule for which DLJMC is the applicable Seller.

            DTC:  The Depository Trust Company.

            Due Date: With respect to each Mortgage Loan and any  Distribution
Date,  the date on which  Scheduled  Payments  on such  Mortgage  Loan are due which is either the first day of the month of such  Distribution  Date,  or if
Scheduled  Payments  on such  Mortgage  Loan are due on a day  other  than the first day of the month, the date in the calendar month  immediately  preceding the Distribution Date on which such Scheduled  Payments are due,  exclusive of any days of grace.

            Eligible  Account:  Either (i) an  account or accounts  maintained with a federal or state  chartered  depository  institution  or trust  company acceptable to the Rating  Agencies or (ii) an account or accounts the deposits in  which  are  insured  by  the  FDIC  to  the  limits  established  by  such corporation,  provided  that  any  such  deposits  not  so  insured  shall  be maintained  in an account at a depository  institution  or trust company whose commercial  paper or other short term debt  obligations  (or, in the case of a depository  institution or trust company which is the principal  subsidiary of a holding  company,  the commercial paper or other short term debt obligations of such holding  company) have been rated by each Rating Agency in its highest short term rating  category,  or (iii) a  segregated trust account or accounts
(which shall be a "special deposit account")  maintained with the Trustee, the
Trust  Administrator  or any  other  federal  or  state  chartered  depository institution or trust company,  acting in its fiduciary  capacity,  in a manner acceptable to the Trustee,  the Trust  Administrator  and the Rating Agencies.
Eligible Accounts may bear interest.

            Eligible  Institution:  An  institution  having the highest  short term debt  rating,  and one of the two highest  long term debt  ratings of the
Rating Agencies or the approval of the Rating Agencies.

            Eligible  Investments:  Any  one or more  of the  obligations  and securities listed below:

1.    direct  obligations of, and obligations  fully guaranteed by, the United
      States of  America,  or any  agency  or  instrumentality  of the  United
      States of America the  obligations of which are backed by the full faith and  credit  of the  United  States of  America;  or  obligations  fully guaranteed  by, the United  States of  America;  the  FHLMC,  FNMA,  the
      Federal Home Loan Banks or any agency or  instrumentality  of the United
      States of America rated AA (or the  equivalent)  or higher by the Rating
      Agencies;

2.    federal  funds,  demand and time deposits in,  certificates  of deposits of, or bankers'  acceptances  issued by, any  depository  institution or trust  company  incorporated  or organized  under the laws of the United
      States of America or any state  thereof and subject to  supervision  and examination by federal and/or state banking  authorities,  so long as at the time of such  investment  or  contractual  commitment  providing for
      such   investment  the  commercial   paper  or  other  short  term  debt
      obligations of such depository  institution or trust company (or, in the case  of  a  depository  institution  or  trust  company  which  is  the principal  subsidiary  of a holding  company,  the  commercial  paper or other short term debt  obligations of such holding company) are rated in one of two of the highest  ratings by each of the Rating  Agencies,  and the long term debt  obligations of such depository  institution or trust company (or, in the case of a depository  institution  or trust  company which is the principal  subsidiary of a holding  company,  the long term debt  obligations  of such  holding  company) are rated in one of two of the highest ratings, by each of the Rating Agencies;

3.    repurchase  obligations  with a term not to exceed 30 days with  respect to any security  described in clause  (i) above  and entered into with a depository  institution or trust company  (acting as a principal) in the highest rated category by the Rating Agencies;  provided,  however, that collateral  transferred  pursuant to such repurchase  obligation must be of the type  described in clause  (i) above and must (A) be valued daily at current  market price plus  accrued  interest,  (B) pursuant  to such valuation,  be equal, at all times,  to 105% of the cash  transferred by the Trustee or the Trust  Administrator in exchange for such collateral, and (C) be  delivered to the Trustee or the Trust  Administrator  or, if the Trustee or the Trust Administrator,  as applicable, is supplying the collateral,  an agent for the  Trustee  or the Trust  Administrator,  in such a manner as to accomplish  perfection of a security interest in the collateral by possession of certificated securities;

4.    securities  bearing  interest  or  sold  at a  discount  issued  by  any corporation  incorporated under the laws of the United States of America or any state thereof which has a long term  unsecured debt rating in the highest  available rating category of each of the Rating Agencies at the time of such investment;

5.    commercial  paper having an original  maturity of less than 365 days and issued by an  institution  having a short term  unsecured debt rating in the highest  available rating category of each of the Rating Agencies at the time of such investment;

6.    a  guaranteed  investment  contract  approved  by  each  of  the  Rating
      Agencies and issued by an insurance company or other corporation  having a long term  unsecured  debt  rating  in the  highest  available  rating category of each of the Rating Agencies at the time of such investment;

7.    money market funds (which may be 12b-1 funds as  contemplated  under the rules  promulgated by the Securities and Exchange  Commission  under the
      Investment  Company Act of 1940) having ratings in the highest available rating  category of Moody's  and rated  "AAAm" or "AAAm-G" by S&P at the time of such  investment  (any such money market funds which provide for demand  withdrawals  being  conclusively  deemed to satisfy any maturity requirements for Eligible  Investments set forth herein) including money market  funds of the Master  Servicer,  a  Servicer,  the Trustee or the
      Trust  Administrator  and any such funds that are  managed by the Master
      Servicer,  a Servicer,  the Trustee or the Trust  Administrator or their respective  Affiliates  or for the  Master  Servicer,  a  Servicer,  the
      Trustee or the Trust  Administrator or any Affiliate of such Person acts as advisor,  as long as such money market funds  satisfy the criteria of this subparagraph 7; and

8.    such other  investments  the  investment in which will not, as evidenced by a letter from each of the Rating Agencies,  result in the downgrading or withdrawal of the Ratings of the Certificates;

      provided,  however,  that  no  such  instrument  shall  be  an  Eligible
      Investment if such  instrument  evidences  either (i) a right to receive only interest  payments with respect to the obligations  underlying such instrument,  or (ii) both  principal and interest  payments derived from obligations  underlying  such  instrument and the principal and interest payments with respect to such instrument  provide a yield to maturity of greater  than 120% of the yield to  maturity  at par of such  underlying obligations.

            ERISA:  The Employee  Retirement  Income  Security Act of 1974, as
amended.

            ERISA-Qualifying  Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements  (without regard to the ratings requirements) of an Underwriter's Exemption.

            ERISA  Restricted  Certificate:  As specified  in the  Preliminary
Statement.

            Escrow  Account:  The  separate  account or  accounts  created and maintained by a Servicer pursuant to Section 3.06.

            Escrow  Payments:  With respect to any Mortgage  Loan, the amounts constituting  ground  rents,  taxes,  mortgage  insurance  premiums,  fire and hazard insurance  premiums,  and any other payments required to be escrowed by the Mortgagor with the mortgagee  pursuant to the Mortgage,  applicable law or any other related document.

            Event of Default:  As defined in Section 8.01 hereof.

            EverBank:  EverBank and its successors and assigns.

            EverBank  Serviced  Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan  Schedule,  for which  EverBank is the applicable
Designated Servicer.

            EverBank   Reconstituted   Servicing   Agreement:   That   certain
Reconstituted  Servicing Agreement dated as of September 1,  2005 among DLJMC,
EverBank  and the Master  Servicer,  and  acknowledged  by the Trustee and the
Trust Administrator.

            EverBank   Underlying   Servicing   Agreement:    The   "Servicing
Agreement" referred to in the EverBank Reconstituted Servicing Agreement.

            Excess  Loss:  The amount of any  (i) Fraud  Loss in excess of the related  Fraud Loss Coverage  Amount on a Mortgage Loan in Loan Group 1,  Loan
Group 2,  Loan  Group 3  or Loan  Group 4  or  Loan  Group  6, as  applicable, realized after the related Fraud Loss Coverage Termination Date,  (ii) Special
Hazard Loss in excess of the related  Special Hazard Loss Coverage Amount on a
Mortgage Loan in Loan Group 1,  Loan Group 2,  Loan Group 3 or Loan Group 4 or
Loan  Group 6,  as  applicable,  realized  after the  related  Special  Hazard
Coverage  Termination Date or  (iii) Bankruptcy  Loss in excess of the related
Bankruptcy  Loss  Coverage  Amount on a Mortgage  Loan in Loan  Group 1,  Loan
Group 2,  Loan  Group 3  or Loan  Group 4  or  Loan  Group  6, as  applicable, realized after the Bankruptcy Coverage Termination Date.

            Expense  Fee  Rate:  As to  each  Mortgage  Loan,  the  sum of the related  Servicing Fee Rate, the Trust  Administrator Fee Rate, if applicable, and  the  rate at  which  the  premium  on a  Lender  Paid  Mortgage  Guaranty
Insurance Policy is calculated, if applicable.

            Expense  Fees: As to each  Mortgage  Loan and  Distribution  Date, the  sum of the  related  Servicing  Fee,  the  Trust  Administrator  Fee,  if
applicable,  and any premium on any Lender Paid  Mortgage  Guaranty  Insurance
Policy, if applicable.

            FDIC:  The  Federal   Deposit   Insurance   Corporation,   or  any
successor thereto.

            FHLMC:  The Federal Home Loan  Mortgage  Corporation,  a corporate instrumentality  of the United States  created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

            Financing Statement: A financing statement,  as applicable,  filed pursuant to the Uniform  Commercial Code to perfect a security interest in the
Cooperative Shares and Pledge Instruments.

            FNMA:  The  Federal  National  Mortgage  Association,  a federally chartered and privately  owned  corporation  organized and existing  under the
Federal National Mortgage Association Charter Act, or any successor thereto.

            Fraud Loan:  A  Liquidated  Mortgage  Loan in Loan  Group 1,  Loan
Group 2,  Loan Group 3,  Loan Group 4 or Loan Group 6 as to which a Fraud Loss has occurred.

            Fraud Loss  Coverage  Amount:  With respect to each of Loan Groups
1-4 and Loan Group 6,  the aggregate amount of Fraud Losses that are allocated
solely  to  the  related  Class B  Certificates,   as  of  the  Closing  Date,
$7,086,160  with  respect  to Loan  Groups  1-4  and  $2,407,396,  subject  to reduction  from time to time by the amount of Fraud  Losses  allocated  to the related Class B  Certificates.  In addition,  (a) on each anniversary prior to the fifth  anniversary  of the Cut-off Date,  each Fraud Loss Coverage  Amount will be reduced to an amount  equal to the lesser of (A) with  respect to Loan
Groups 1-4,  1.00% of the Aggregate  Groups 1-4  Collateral Balance as of such date,  and with respect to Loan  Group 6,  1.00% of the  Aggregate  Loan Group
Balance for Loan Group 6 as of such date,  and  (B) the  excess of the related
Fraud Loss  Coverage  Amount as of the  preceding  anniversary  of the Cut-off
Date over the  cumulative  amount of Fraud Losses on the Mortgage Loans in the related Loan  Group(s)  allocated to the related  Class B  Certificates  since such  preceding  anniversary  or  the  Cut-off  Date,  and  (b) on  the  fifth anniversary  of the Cut-off Date,  zero.  Each Fraud Loss Coverage  Amount may be reduced  below the amount set forth  above for any  Distribution  Date with the  consent of the Rating  Agencies as  evidenced  by a letter of each Rating
Agency to the Trust  Administrator  to the effect that any such reduction will not result in a  downgrading  of the current  ratings  assigned to the related
Classes of Certificates rated by it.

            Fraud Loss  Coverage  Termination  Date:  With  respect to each of
Loan Groups 1-4 and Loan  Group 6,  the point in time at which the  applicable
Fraud Loss Coverage Amount is reduced to zero.

            Fraud Losses:  Realized  Losses on the  Liquidated  Mortgage Loans
in Loan Group 1,  Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 6 as
to which a loss is  sustained  by  reason  of a default  arising  from  fraud, dishonesty or  misrepresentation in connection with the related Mortgage Loan, including  a loss by  reason  of the  denial of  coverage  under  any  related
Mortgage  Guaranty  Insurance  Policy  because of such  fraud,  dishonesty  or misrepresentation.

            GMAC Mortgage:  GMAC Mortgage Corporation,  and its successors and assigns.

            GMAC  Mortgage   Serviced   Mortgage  Loans:  The  Mortgage  Loans
identified as such on the Mortgage Loan  Schedule,  for which GMAC Mortgage is the applicable Servicer.

            GMAC  Mortgage  Reconstituted  Servicing  Agreement:  That certain
Reconstituted  Servicing Agreement dated as of September 1,  2005 among DLJMC,
GMAC  Mortgage,   the  Master  Servicer  and  the  Trust  Administrator,   and
acknowledged by the Trustee.

            GMAC  Mortgage  Underlying  Servicing  Agreement:  The  "Servicing
Agreement" referred to in the GMAC Mortgage Reconstituted Servicing Agreement.

            Gross  Margin:  With  respect  to any  Mortgage  Loan,  the  fixed percentage  amount set forth in the  related  Mortgage  Note and the  Mortgage
Loan  Schedule  that  is  added  to the  Index  on  each  Adjustment  Date  in accordance  with the terms of the related  Mortgage  Note to determine the new
Mortgage Rate for such Mortgage Loan.

            Group:  When used with respect to the Mortgage Loans,  any of Loan
Group 1,  Loan  Group 2,  Loan  Group 3,  Loan  Group 4,  Loan Group 5 or Loan
Group 6,  or  with  respect  to the  Certificates,  the  Class or  Classes  of
Certificates that relate to the corresponding Group or Groups.

            Group 1:   With  respect  to  the  Mortgage  Loans,  the  pool  of
adjustable  rate  Mortgage  Loans  identified in the Mortgage Loan Schedule as having  been  assigned  to Group 1 or with  respect to the  Certificates,  the
Group 1 Certificates (as specified in the Preliminary Statement).

            Group 1   Senior   Liquidation   Amount:   With   respect  to  any
Distribution  Date,  the  aggregate,  for each  Mortgage  Loan in Loan Group 1 which became a Liquidated  Mortgage Loan during the prior calendar  month,  of the lesser of  (i) the  Group 1  Senior  Percentage  of the  Stated  Principal
Balance  of such  Mortgage  Loan and  (ii) the  applicable  Senior  Prepayment
Percentage of the Liquidation Principal with respect to such Mortgage Loan.

            Group 1  Senior  Percentage:  With  respect  to  any  Distribution
Date,  the  percentage  equivalent of a fraction the numerator of which is the aggregate  Class  Principal  Balance of the Group 1  Certificates  immediately prior to such  Distribution Date and the denominator of which is the aggregate of the Stated  Principal  Balances of the Mortgage Loans in Loan Group 1 as of
the  first  day  of the  related  Collection  Period  (excluding  any  Group 1
Mortgage  Loans that were  subject  to a Payoff,  the  principal  of which was distributed  on the  Distribution  Date  preceding  the  current  Distribution
Date);  provided,  however,  in no event will the  Group 1  Senior  Percentage exceed 100%.

            Group 1  Senior  Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the  Group 1 Senior  Percentage of the
Principal  Payment  Amount  for  Loan  Group 1,   (ii) the  applicable  Senior
Prepayment  Percentage  of the Principal  Prepayment  Amount for Loan Group 1,
and (iii) the Group 1 Senior Liquidation Amount.

            Group 1  Subordinate  Percentage:  For any Distribution  Date, the
excess of 100% over the Group 1 Senior Percentage.

            Group 2:   With  respect  to  the  Mortgage  Loans,  the  pool  of
adjustable  rate  Mortgage  Loans  identified in the Mortgage Loan Schedule as having  been  assigned  to Group 2 or with  respect to the  Certificates,  the
Group 2 Certificates (as specified in the Preliminary Statement).

            Group 2   Senior   Liquidation   Amount:   With   respect  to  any
Distribution  Date,  the  aggregate,  for each  Mortgage  Loan in Loan Group 2 which became a Liquidated  Mortgage Loan during the prior calendar  month,  of the lesser of  (i) the  Group 2  Senior  Percentage  of the  Stated  Principal
Balance  of such  Mortgage  Loan and  (ii) the  applicable  Senior  Prepayment
Percentage of the Liquidation Principal with respect to such Mortgage Loan.

            Group 2  Senior  Percentage:  With  respect  to  any  Distribution
Date,  the  percentage  equivalent of a fraction the numerator of which is the aggregate  Class  Principal  Balance of the Group 2  Certificates  immediately prior to such  Distribution Date and the denominator of which is the aggregate of the Stated  Principal  Balances of the Mortgage Loans in Loan Group 2 as of
the  first  day  of the  related  Collection  Period  (excluding  any  Group 2
Mortgage  Loans that were  subject  to a Payoff,  the  principal  of which was distributed  on the  Distribution  Date  preceding  the  current  Distribution
Date);  provided,  however,  in no event will the  Group 2  Senior  Percentage exceed 100%.

            Group 2  Senior  Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the  Group 2 Senior  Percentage of the
Principal  Payment  Amount  for  Loan  Group 2,   (ii) the  applicable  Senior
Prepayment  Percentage  of the Principal  Prepayment  Amount for Loan Group 2,
and (iii) the Group 2 Senior Liquidation Amount.

            Group 2  Subordinate  Percentage:  For any Distribution  Date, the
excess of 100% over the Group 2 Senior Percentage.

            Group 3:   With  respect  to  the  Mortgage  Loans,  the  pool  of
adjustable  rate  Mortgage  Loans  identified in the Mortgage Loan Schedule as having  been  assigned  to Group 3 or with  respect to the  Certificates,  the
Group 3 Certificates (as specified in the Preliminary Statement).

            Group 3   Senior   Liquidation   Amount:   With   respect  to  any
Distribution  Date,  the  aggregate,  for each  Mortgage  Loan in Loan Group 3 which became a Liquidated  Mortgage Loan during the prior calendar  month,  of the lesser of  (i) the  Group 3  Senior  Percentage  of the  Stated  Principal
Balance  of such  Mortgage  Loan and  (ii) the  applicable  Senior  Prepayment
Percentage of the Liquidation Principal with respect to such Mortgage Loan.

            Group 3  Senior  Percentage:  With  respect  to  any  Distribution
Date,  the  percentage  equivalent of a fraction the numerator of which is the aggregate  Class  Principal  Balance of the Group 3  Certificates  immediately prior to such  Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group 3,  as of
the first day of the related  Collection  Period  (excluding any such Mortgage
Loans that were subject to a Payoff,  the  principal of which was  distributed on the Distribution Date preceding the current  Distribution Date);  provided, however, in no event will the Group 3 Senior Percentage exceed 100%.

            Group 3  Senior  Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the  Group 3 Senior  Percentage of the
Principal  Payment  Amount  for  Loan  Group 3,   (ii) the  applicable  Senior
Prepayment  Percentage  of the Principal  Prepayment  Amount for Loan Group 3,
and (iii) the Group 3 Senior Liquidation Amount.

            Group 3  Subordinate  Percentage:  For any Distribution  Date, the
excess of 100% over the Group 3 Senior Percentage.

            Group 4:   With  respect  to  the  Mortgage  Loans,  the  pool  of
adjustable  rate  Mortgage  Loans  identified in the Mortgage Loan Schedule as having  been  assigned  to Group 4 or with  respect to the  Certificates,  the
Group 4 Certificates (as specified in the Preliminary Statement).

            Group 4   Senior   Liquidation   Amount:   With   respect  to  any
Distribution  Date,  the  aggregate,  for each  Mortgage  Loan in Loan Group 4 which became a Liquidated  Mortgage Loan during the prior calendar  month,  of the lesser of  (i) the  Group 4  Senior  Percentage  of the  Stated  Principal
Balance  of such  Mortgage  Loan and  (ii) the  applicable  Senior  Prepayment
Percentage of the Liquidation Principal with respect to such Mortgage Loan.

            Group 4  Senior  Percentage:  With  respect  to  any  Distribution
Date,  the  percentage  equivalent of a fraction the numerator of which is the aggregate  Class  Principal  Balance of the Group 4  Certificates  immediately prior to such  Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group 4,  as of
the first day of the related  Collection  Period  (excluding any such Mortgage
Loans that were subject to a Payoff,  the  principal of which was  distributed on the Distribution Date preceding the current  Distribution Date);  provided, however, in no event will the Group 4 Senior Percentage exceed 100%.

            Group 4  Senior  Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the  Group 4 Senior  Percentage of the
Principal  Payment  Amount  for  Loan  Group 4,   (ii) the  applicable  Senior
Prepayment  Percentage  of the Principal  Prepayment  Amount for Loan Group 4,
and (iii) the Group 4 Senior Liquidation Amount.

            Group 4  Subordinate  Percentage:  For any Distribution  Date, the
excess of 100% over the Group 4 Senior Percentage.

            Group 5:   With  respect  to  the  Mortgage  Loans,  the  pool  of
adjustable  rate  Mortgage  Loans  identified in the Mortgage Loan Schedule as having  been  assigned  to Group 5 or with  respect to the  Certificates,  the
Group 5 Certificates.

            Group 5 Certificates:  As specified in the Preliminary Statement.

            Group 5 Credit  Support  Depletion  Date:  The first  Distribution
Date  on  which  the  aggregate  Class   Principal   Balance  of  the  Group 5
Subordinate Certificates has been or will be reduced to zero.

            Group 5 Interest Rate Cap Account:  The separate  Eligible Account created  and  initially  maintained  by the Trust  Administrator  pursuant  to
Section 4.10  in the name of the Trust  Administrator  for the  benefit of the
Certificateholders  and  designated  "Wells  Fargo  Bank,  N.A.  in trust  for registered holders of Adjustable Rate Mortgage Trust 2005-10,  Adjustable Rate
Mortgage-Backed    Pass-Through   Certificates,    Series   2005-10,   Group 5
Certificates"  Funds in the Group 5  Interest  Rate Cap Account  shall be held in trust for the  Certificateholders  for the uses and  purposes  set forth in this  Agreement.  The Group 5  Interest  Rate Cap Account will not be an asset of  any  REMIC.  Ownership  of  the  Group 5  Interest  Rate  Cap  Account  is
evidenced by the Class 5-X Certificates.

            Group 5  Interest  Rate  Cap  Agreement:  The  interest  rate  cap agreement relating to the Group 5  Certificates  consisting of the ISDA Master
Agreement,  the Schedule and the Credit  Support  Annex,  each dated as of the
Closing Date and the  Confirmations  related  thereto,  between the Trustee on behalf of the Trust and the  Group 5 Interest  Rate Cap Counterparty,  as such agreement may be amended and  supplemented  in  accordance  with its terms and any  replacement  Group 5  Interest  Rate  Cap  Agreement  acceptable  to  the
Depositor and the Trustee.

            Group 5 Interest  Rate  Cap  Counterparty:   Credit  Suisse  First
Boston  International,  or any successor in interest thereto under the Group 5
Interest Rate Cap Agreement.

            Group 5  LIBOR  Certificates:  As  specified  in  the  Preliminary
Statement.

            Group 5  Senior  Certificates:  As  specified  in the  Preliminary
Statement.

            Group 5  Senior  Enhancement  Percentage:   For  any  Distribution
Date, the fraction,  expressed as a percentage,  the numerator of which is the sum of the aggregate Class Principal  Balance of the Class M  Certificates and
the  Overcollateralization  Amount  (which,  for  purposes of this  definition only,  shall  not be less than  zero),  in each case  after  giving  effect to payments on such  Distribution  Date (assuming no Trigger Event has occurred), and the  denominator  of which is the  Aggregate  Loan Group  Balance for Loan
Group 5 for such Distribution Date.

            Group 5 Senior  Principal  Payment  Amount:  For any  Distribution
Date on or after  the  Stepdown  Date and as long as a  Trigger  Event has not occurred with respect to such  Distribution  Date, will be the amount, if any, by which  (x) the  aggregate  Class  Principal  Balance of the Group 5  Senior
Certificates,  immediately  prior to such  Distribution  Date exceeds  (y) the lesser of (A) the product of  (i) 82.60%  and  (ii) the  Aggregate  Loan Group
Balance for Loan  Group 5 for such  Distribution  Date and (B) the amount,  if any, by which (i) the  Aggregate  Loan Group Balance for Loan Group 5 for such
Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group Balance for
Loan Group 5 as of the Cut-off Date.

            Group 5   Subordinate   Certificates:    As   specified   in   the
Preliminary Statement.

            Group 6:   With  respect  to  the  Mortgage  Loans,  the  pool  of
adjustable  rate  Mortgage  Loans  identified in the Mortgage Loan Schedule as having  been  assigned  to Group 6 or with  respect to the  Certificates,  the
Group 6 Certificates (as specified in the Preliminary Statement).

            Group 6 Basis Risk Reserve  Fund:  The separate  Eligible  Account created  and  initially  maintained  by the Trust  Administrator  pursuant  to
Section 4.09  in the name of the Trust  Administrator  for the  benefit of the
Group 6  Certificateholders  and designated  "Wells Fargo Bank,  N.A. in trust for registered  holders of Adjustable Rate Mortgage Trust 2005-10,  Adjustable
Rate Mortgage-Backed Pass-Through Certificates,  Series 2005-10, Group 6 LIBOR
Certificates."  Funds in the Group 6  Basis Risk Reserve Fund shall be held in trust for the Group 6  Certificateholders  for the uses and purposes set forth in this  Agreement.  The Group 6  Basis Risk Reserve Fund will not be an asset of any REMIC.  Ownership  of the Group 6  Basis Risk Reserve Fund is evidenced by the Class 6-X Certificates.

            Group 6 Certificates:  As specified in the Preliminary Statement.

            Group 6  LIBOR  Certificates:  As  specified  in  the  Preliminary
Statement.

            Group 6  Senior  Certificates:  As  specified  in the  Preliminary
Statement.

            Group 6   Senior   Liquidation   Amount:   With   respect  to  any
Distribution  Date,  the  aggregate,  for each  Mortgage  Loan in Loan Group 6 which became a Liquidated  Mortgage Loan during the prior calendar  month,  of the lesser of  (i) the  Group 6  Senior  Percentage  of the  Stated  Principal
Balance  of such  Mortgage  Loan and  (ii) the  applicable  Senior  Prepayment
Percentage of the Liquidation Principal with respect to such Mortgage Loan.

            Group 6  Senior  Percentage:  With  respect  to  any  Distribution
Date,  the  percentage  equivalent of a fraction the numerator of which is the aggregate  Class  Principal  Balance of the Group 6  Certificates  immediately prior to such  Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group 6,  as of
the first day of the related  Collection  Period  (excluding any such Mortgage
Loans that were subject to a Payoff,  the  principal of which was  distributed on the Distribution Date preceding the current  Distribution Date);  provided, however, in no event will the Group 6 Senior Percentage exceed 100%.

            Group 6  Senior  Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the  Group 6 Senior  Percentage of the
Principal  Payment  Amount  for  Loan  Group 6,   (ii) the  applicable  Senior
Prepayment  Percentage  of the Principal  Prepayment  Amount for Loan Group 6,
and (iii) the Group 6 Senior Liquidation Amount.

            Group 6  Subordinate  Percentage:  For any Distribution  Date, the
excess of 100% over the Group 6 Senior Percentage.

            Index:  With  respect  to  any  Mortgage  Loan  and  each  related
Adjustment Date, the index as specified in the related Mortgage Note.

            Indirect Participants:  Entities, such as banks, brokers,  dealers and trust companies,  that clear through or maintain a custodial  relationship with a Participant, either directly or indirectly.

            IndyMac:  IndyMac Bank, F.S.B., and its successors and assigns.

            IndyMac  Serviced  Mortgage Loans:  The Mortgage Loans  identified as such on the Mortgage Loan  Schedule,  for which  IndyMac is the  applicable
Servicer.

            IndyMac   Reconstituted   Servicing   Agreement:    That   certain
Reconstituted  Servicing Agreement dated as of September 1,  2005 among DLJMC,
IndyMac, the Master Servicer and the Trust Administrator,  and acknowledged by the Trustee.

            IndyMac   Underlying   Servicing    Agreement:    The   "Servicing
Agreement" referred to in the IndyMac Reconstituted Servicing Agreement.
            Initial  Bankruptcy  Loss Coverage  Amount:  $205,637 with respect to Loan Groups 1-4 and $100,000 with respect to Loan Group 6.

            Initial Class Principal  Balance:  As set forth in the Preliminary
Statement.

            Initial Cut-off Date:  September 1, 2005.

            Initial  Mortgage Loan: The initial Mortgage Loans conveyed by the
Depositor  to the Trust Fund  pursuant to  Section 2.01  hereof on the Closing
Date, which are listed on the Mortgage Loan Schedule on such date.

            Insurance  Policy:  With respect to any Mortgage  Loan included in the Trust Fund, any Mortgage Guaranty  Insurance  Policy,  any standard hazard insurance policy, flood insurance policy or title insurance policy,  including all riders and  endorsements  thereto in  effect,  including  any  replacement policy or policies for any Insurance Policies.

            Insurance  Proceeds:  Proceeds  of any primary  mortgage  guaranty
insurance  policies,   including,  without  limitation,  any  other  Insurance
Policies with respect to the Mortgage  Loans,  to the extent such proceeds are not applied to the restoration of the related  Mortgaged  Property or released to the  Mortgagor in  accordance  with the related  Servicer's  or  Designated
Servicer's normal servicing procedures.

            Interest   Determination   Date:   With   respect   to  the  LIBOR
Certificates  and for each  Accrual  Period,  the second  LIBOR  Business  Day preceding the commencement of such Accrual Period.

            Interest  Distribution  Amount:  With respect to any  Distribution
Date and interest bearing Class of Group 1,  Group 2,  Group 3, Group 4, Group
6 and Class C-B  Certificates,  the sum of (i) one  month's  interest  accrued during the related  Accrual  Period at the  applicable  Pass-Through  Rate for such Class on the related Class Principal  Balance or  Class Notional  Amount, as  applicable,  subject to  reduction  pursuant  to  Section 4.01(I)(B),  and
(ii) any Class Unpaid Interest Amounts for such Class and Distribution Date.

            Interest  Remittance  Amount:  For any  Distribution  Date and the
Mortgage  Loans  in  Loan  Group 5,  an  amount  equal  to the  sum of (1) all interest  collected (other than Payaheads) or advanced in respect of Scheduled
Payments  on the  Mortgage  Loans  in  such  Loan  Group  during  the  related
Collection  Period, the interest portion of Payaheads  previously  received on the  Mortgage  Loans in such Loan Group and intended  for  application  in the related  Collection  Period and interest portion of all Payoffs (net of Payoff
Interest  for  such  Distribution  Date)  and  Curtailments  received  on  the
Mortgage Loans in such Loan Group during the related Prepayment  Period,  less
(x) the  applicable  Expense  Fees with  respect  to such  Mortgage  Loans and
(y) unreimbursed  Advances and other amounts due to the Master  Servicer,  the applicable  Servicer,  the Back-Up Servicer and the Trust  Administrator  with respect to such Mortgage Loans, to the extent  allocable to interest,  (2) all
Compensating  Interest  Payments  paid  by a  Servicer  with  respect  to  the
Mortgage  Loans in such Loan  Group with  respect  to the  related  Prepayment
Period,  (3) the portion of any  Substitution  Adjustment  Amount and Purchase
Price paid with respect to the Mortgage  Loans in such Loan  Group during  the related  Collection  Period,  in  each  case  allocable  to  interest  and the proceeds of any  purchase of such  Mortgage  Loans by the  Terminating  Entity pursuant to  Section 11.01  in an amount not exceeding the interest portion of the Par Value with respect to such  Mortgage  Loans,  (4) all Net  Liquidation
Proceeds and recoveries (net of unreimbursed Advances,  Servicing Advances and expenses,  to the extent  allocable to interest,  and unpaid Expense Fees), if any,  collected with respect to the Mortgage  Loans in such Loan  Group during the prior  calendar  month,  to the extent  allocable  to interest and (5) the
Capitalized Interest Distribution for such Distribution Date.

            Interest  Shortfall:  For any  Distribution  Date and the Mortgage
Loans in Loan Group 5, an amount equal to the aggregate shortfall,  if any, in collections  of  interest  (adjusted  to the  related  Net  Mortgage  Rate) on
Mortgage  Loans  in Loan  Group 5  resulting  from  (a) Principal  Prepayments received  during the related  Prepayment  Period  after  giving  effect to the
Compensating  Interest  Payment for such  Distribution  Date and  (b) interest payments  on certain  of the  Mortgage  Loans in Loan  Group 5  being  limited pursuant to the provisions of the Relief Act.

            LaSalle:  LaSalle Bank, National Association.

            LaSalle  Bank   Custodial   Agreement:   That  certain   Custodial
Agreement  dated as of  September 1,  2005 among LaSalle,  the Trustee and the
Trust Administrator.

            Lender Paid Mortgage Guaranty  Insurance  Policy:  Any lender paid
Mortgage Guaranty Insurance Policy.

            LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or a
Sunday or (ii) a day on which  banking  institutions  in the State of New York or in the City of London,  England  are  required or  authorized  by law to be closed.

            LIBOR Certificates:  As specified in the Preliminary Statement.

            Liquidated  Mortgage Loan: With respect to any Distribution  Date, a defaulted  Mortgage Loan (including any  REO Property)  which was liquidated in the calendar month preceding the month of such  Distribution Date and as to which a Servicer, has determined (with respect to the Non-Designated  Mortgage
Loans, in accordance  with this  Agreement,  or with respect to the Designated
Mortgage  Loans,  in  accordance   with  the  related   Designated   Servicing
Agreement)  that  it has  received  all  amounts  it  expects  to  receive  in connection  with the  liquidation of such Mortgage  Loan,  including the final disposition  of the related  REO Property,  whether from  Insurance  Proceeds,
Liquidation Proceeds or otherwise.

            Liquidation  Expenses:  Customary and  reasonable  "out of pocket"
expenses  incurred by a Servicer (or the related  Subservicer)  in  connection with the  liquidation of any defaulted  Mortgage Loan and not recovered by the related  Servicer  (or the  related  Subservicer)  under a  Mortgage  Guaranty
Insurance  Policy for  reasons  other than such  Servicer's  failure to comply with Section 3.09 hereof, such expenses including,  without limitation,  legal fees and expenses,  any unreimbursed amount expended by a Servicer pursuant to
Section 3.11  hereof  respecting  the  related  Mortgage  and any  related and unreimbursed  expenditures  for real  estate  property  taxes or for  property restoration or preservation to the extent not previously  reimbursed under any hazard  insurance  policy for reasons  other than such  Servicer's  failure to comply with Section 3.11 hereof.

            Liquidation  Principal:  With respect to any Distribution Date and a Loan Group,  the principal  portion of  Liquidation  Proceeds  received with respect to each  Mortgage  Loan in that Loan  Group,  but not in excess of the principal  balance of such Mortgage Loan,  which became a Liquidated  Mortgage
Loan  (but  not in  excess  of  the  principal  balance  thereof)  during  the preceding calendar month.

            Liquidation  Proceeds:   Amounts,  including  Insurance  Proceeds,
received in connection  with the partial or complete  liquidation of defaulted
Mortgage Loans, whether through trustee's sale,  foreclosure sale or otherwise or amounts  received in connection with any condemnation or partial release of a  Mortgaged  Property  related  to a  Mortgage  Loan and any  other  proceeds received in connection with an REO Property other than Recoveries.

            Loan Group:  Any of Loan  Group 1,  Loan  Group 2,  Loan  Group 3,
Loan  Group 4,  Loan Group 5 or Loan  Group 6,  as  applicable.  Loan Group 1,
Loan  Group 2,  Loan Group 3 and Loan Group 4  together  will  constitute  one sub-trust,  Loan Group 5 will  constitute  another  sub-trust and Loan Group 6 will constitute a third sub-trust.

            Loan  Group 1:  All  Mortgage  Loans  identified  as Loan  Group 1
Mortgage Loans on the Mortgage Loan Schedule.

            Loan  Group 2:  All  Mortgage  Loans  identified  as Loan  Group 2
Mortgage Loans on the Mortgage Loan Schedule.

            Loan  Group 3:  All  Mortgage  Loans  identified  as Loan  Group 3
Mortgage Loans on the Mortgage Loan Schedule.

            Loan  Group 4:  All  Mortgage  Loans  identified  as Loan  Group 4
Mortgage Loans on the Mortgage Loan Schedule.

            Loan  Group 5:  All  Mortgage  Loans  identified  as Loan  Group 5
Mortgage Loans on the Mortgage Loan Schedule.

            Loan  Group 6:  All  Mortgage  Loans  identified  as Loan  Group 6
Mortgage Loans on the Mortgage Loan Schedule.

            Loan-to-Value  Ratio:  As of any date, the fraction,  expressed as a percentage,  the numerator of which is the Stated  Principal  Balance of the related  Mortgage Loan at the date of  determination  and the  denominator  of which is the Appraised Value of the Mortgaged Property.

            Loss  and  Delinquency  Test:  With  respect  to the SPS  Mortgage
Loans,   SPS  will  fail  the  Loss  and  Delinquency  Test  on  any  date  of determination as to which (i) the aggregate  outstanding  principal balance of the SPS Mortgage Loans  delinquent 60 days or more  (including all related REO
Properties  and related  Mortgage  Loans in  foreclosure)  (averaged  over the preceding  six month  period),  as a  percentage  of the  aggregate  principal balance  of the SPS  Mortgage  Loans as of the  first day of the month of such determination  is equal to or  greater  than 50% or  (ii) cumulative  Realized
Losses for the SPS Mortgage Loans exceed  (a) with  respect to any month prior to the third anniversary of the first  Distribution Date, 20% of the aggregate principal  balance  of the SPS  Mortgage  Loans as of the  Closing  Date  (the
"Original  SPS Mortgage  Loan  Principal  Balance"),  (b) with  respect to any month on or after the third  anniversary  but prior to the eighth  anniversary of the  first  Distribution  Date,  30%  of the  Original  SPS  Mortgage  Loan
Principal  Balance,  (c) with  respect  to any  month on or after  the  eighth anniversary  but prior to the  ninth  anniversary  of the  first  Distribution
Date,  35% of the Original  SPS  Mortgage  Loan  Principal  Balance,  (d) with respect to any month on or after the ninth  anniversary but prior to the tenth anniversary of the first  Distribution  Date, 40% of the Original SPS Mortgage
Loan Principal  Balance,  (e) with  respect to any month on or after the tenth anniversary  but prior to the eleventh  anniversary of the first  Distribution
Date,  45% of the Original SPS Principal  Balance and (f) with  respect to any month on or after the eleventh  anniversary  of the first  Distribution  Date,
50% of the Original  SPS  Mortgage  Loan  Principal  Balance.  For purposes of this  definition,  the term  "Realized  Losses" shall not include Debt Service
Reductions or Deficient Valuations.

            Lost  Mortgage  Note:  Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

            Majority Servicer:  With respect to any Optional Termination,  the
Servicer  servicing  the  largest  percentage  of  Mortgage  Loans in the Loan
Group(s) to be purchased in such  Optional  Termination  (by Stated  Principal
Balance of outstanding  Mortgage Loans on the Optional Termination Date) which has notified the Trust  Administrator  of its intention to be the  Terminating
Entity of such Loan Group(s) pursuant to Section 11.02(a).

            Marker Rate:  With respect to the Class 5-X  Certificates  and the
REMIC II Regular Interests LT1, LT2, LT3 and LT4 and any Distribution  Date, a
per  annum  rate  equal  to  two  (2)  times  the  weighted   average  of  the
Uncertificated  REMIC II  Pass-Through Rates for REMIC II Regular Interest LT2
and REMIC II Regular Interest LT3.

            Master Servicer:  Wells Fargo.
            Maturity Date:  The Distribution Date occurring in January 2036.

            Maximum  Interest Rate:  With respect to the Group 5  Certificates and any  Distribution  Date,  an annual rate equal to the weighted  average of the Maximum  Mortgage  Rates of the Mortgage  Loans in Loan Group 5  minus the weighted average Expense Fee Rate of the Mortgage Loans in Loan Group 5.

            Maximum  Mortgage  Rate:  With respect to each Mortgage  Loan, the percentage  set forth in the related  Mortgage  Note as the  maximum  Mortgage
Rate thereunder.

            MERS:   Mortgage   Electronic   Registration   Systems,   Inc.,  a
corporation  organized  and existing  under the laws of the State of Delaware, or any successor thereto.

            MERS  Mortgage  Loan:  Any Mortgage Loan  registered  with MERS on the MERS® System.

            MERS®  System:  The system of  recording  transfers  of  mortgages electronically maintained by MERS.

            MIN:  The  mortgage  identification  number for any MERS  Mortgage
Loan.

            Minimum  Mortgage  Rate:  With respect to each Mortgage  Loan, the percentage  set forth in the related  Mortgage  Note as the  minimum  Mortgage
Rate thereunder.

            MOM  Loan:  Any  Mortgage  Loan  as to  which  MERS is  acting  as mortgagee,  solely as nominee fro the originator of such Mortgage Loan and its successors and assigns.

            Monthly  Excess  Cashflow:  For any  Distribution  Date, an amount equal  to the  sum  of  the  Monthly  Excess  Interest,  Overcollateralization
Release  Amount,  if any for  such  date,  and any  Principal  Payment  Amount remaining after the application of items  (i) through  (v) in the distribution thereof pursuant to Section 4.01(II)(a), (b) or (c), as applicable.

            Monthly Excess Interest:  For any Distribution  Date, any Interest
Remittance Amount remaining after the application of items (i) through  (v) in the distribution thereof, pursuant to Section 4.01(II)(a).

            Moody's:   Moody's  Investors  Service,   Inc.  or  any  successor
thereto.

            Mortgage:  With respect to a Mortgage Loan, the mortgage,  deed of trust or other  instrument  creating a first lien on a fee simple or leasehold estate securing a Mortgage Note.

            Mortgaged  Property:  The  underlying  real  property  securing  a
Mortgage Loan or, with respect to a Cooperative Loan, the related  Cooperative
Shares and Proprietary Lease.

            Mortgage File:  For each Mortgage Loan, the Trustee  Mortgage File and the Servicer Mortgage File.

            Mortgage  Guaranty  Insurance  Policy:   Each  policy  of  primary
mortgage guaranty  insurance or any replacement  policy therefore with respect to any Mortgage Loan.

            Mortgage Loans:  Such of the mortgage loans and cooperative  loans
(if any)  transferred  and assigned to the Trustee  pursuant to the provisions hereof as from time to time are held as a part of the  Trust  Fund  (including any  REO Property),  the  mortgage  loans  so  held  being  identified  in the
Mortgage Loan Schedule,  notwithstanding  foreclosure or other  acquisition of title of the related  Mortgaged  Property.  With respect to each Mortgage Loan that is a Cooperative Loan, if any, "Mortgage Loan" shall include,  but not be limited to, the related  Mortgage  Note,  Security  Agreement,  Assignment  of
Proprietary Lease,  Recognition Agreement,  Cooperative Shares and Proprietary
Lease and, with respect to each  Mortgage Loan other than a Cooperative  Loan,
"Mortgage  Loan" shall  include,  but not be limited to the related  Mortgages and the related Mortgage Notes.

            Mortgage Loan Purchase Price:  The price,  calculated as set forth in  Section 11.01,  to be paid in connection with the purchase of the Mortgage
Loans pursuant to an Optional Termination of the Trust Fund.

            Mortgage Loan  Schedule:  The list of Mortgage Loans (as from time to  time  amended  by  the  Sellers  to  reflect  the  addition  of  Qualified
Substitute  Mortgage  Loans and the  purchase  of Mortgage  Loans  pursuant to
Sections  2.01, 2.02 or 2.03)  transferred to the Trustee as part of the Trust
Fund and from  time to time  subject  to this  Agreement,  attached  hereto as
Schedule I,  setting  forth the  following  information  with  respect to each
Mortgage Loan and applicable Servicer by Loan Group:

1.    the Mortgage Loan identifying number;

2.    the Mortgagor's name;

3.    the street  address of the  Mortgaged  Property  including the state and zip code;

4.    a code  indicating  the  type of  Mortgaged  Property  (detached  single family dwelling,  PUD,  condominium unit, two- to four-unit  residential property or Cooperative Unit) and the occupancy status.

5.    the  original  months to  maturity or the  remaining  months to maturity from the Cut-off  Date,  in any case based on the original  amortization schedule  and, if different,  the maturity  expressed in the same manner but based on the actual amortization schedule;

6.    the Loan-to-Value Ratio at origination;

7.    the Mortgage Rate as of the Cut-off Date;

8.    the stated maturity date;

9.    the amount of the Scheduled Payment as of the Cut-off Date;

10.   the original principal amount of the Mortgage Loan;

11.   the  principal  balance of the Mortgage Loan as of the close of business on the Cut-off Date,  after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

12.   a code  indicating  the purpose of the  Mortgage  Loan (i.e.,  purchase, rate and term refinance, equity take out refinance);

13.   whether such Mortgage Loan has a Prepayment Premium;

14.   [reserved];

15.   the Expense Fee Rate as of the Cut-off Date;

16.   the related  Servicing  Fee Rate (which may be disclosed on the Mortgage
      Loan Schedule in two parts  identified  as the master  servicing fee and servicing  fee or in two parts  identified  as the "Lender  Fee" and the
      "Mgmt Fee");

17.   whether such  Mortgage  Loan is a DLJMC  Mortgage Loan or a WMB Mortgage
      Loan;

18.   whether  such  Mortgage  Loan  is a  WMB  Serviced  Mortgage  Loan,  SPS
      Serviced   Mortgage  Loan,  Wells  Fargo  Serviced  Mortgage  Loan,  PHH
      Mortgage Serviced  Mortgage Loan,  National City Serviced Mortgage Loan,
      IndyMac Serviced  Mortgage Loan, GMAC Mortgage  Serviced  Mortgage Loan,
      Countrywide Serviced Mortgage Loan or EverBank Serviced Mortgage Loan;

19.   the Index that is associated with such Mortgage Loan, if applicable;

20.   the Gross Margin, if applicable;

21.   the Periodic Rate Cap, if applicable;

22.   the Minimum Mortgage Rate, if applicable;

23.   the Maximum Mortgage Rate, if applicable;

24.   the first Adjustment Date after the Cut-off Date, if applicable;

25.   a code  indicating  whether the Mortgage  Loan is a MERS  Mortgage  Loan and, if so, its corresponding MIN;

26.   the Custodian for such Mortgage Loan; and

            With  respect  to  the  Mortgage  Loans  in  the  aggregate,  each
Mortgage Loan Schedule  shall set forth the following  information,  as of the
Cut-off Date:

1.    the number of Mortgage Loans;

2.    the current aggregate  principal balance of the Mortgage Loans as of the close of business on the Cut-off  Date,  after  deduction of payments of principal  due on or before the Cut-off Date  whether or not  collected;
      and

3.    the weighted average Mortgage Rate of the Mortgage Loans.

            Mortgage  Note:  The original  executed note or other  evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

            Mortgage  Rate:  The annual rate of  interest  borne by a Mortgage
Note.

            Mortgagor:  The obligor on a Mortgage Note.

            National  City:  National City  Mortgage  Co., and its  successors and assigns.

            National  City  Serviced   Mortgage  Loans:   The  Mortgage  Loans
identified as such on the Mortgage Loan  Schedule,  for which National City is the applicable Servicer.

            National  City  Reconstituted  Servicing  Agreement:  That certain
Reconstituted  Servicing Agreement dated as of September 1,  2005 among DLJMC,
National  City,  the  Master  Servicer  and  the  Trust   Administrator,   and
acknowledged by the Trustee.

            National  City  Underlying  Servicing  Agreement:  The  "Servicing
Agreement" referred to in the National City Reconstituted Servicing Agreement.

            Net  Excess  Spread:  With  respect to any  Distribution  Date and
Loan Group 5,  a fraction,  expressed as a percentage,  the numerator of which is equal to the  excess of  (x) the  Aggregate  Loan  Group  Balance  for Loan
Group 5 for the immediately  preceding  Distribution  Date,  multiplied by the product of (A) the Net WAC Rate for Loan Group 5 and (B) the actual  number of days  elapsed  in the  related  Accrual  Period  divided  by 360 over  (y) the aggregate  Current Interest for Loan Group 5 for such  Distribution  Date, and the  denominator  of which is an  amount  equal to the  Aggregate  Loan  Group
Balance for Loan  Group 5 for the  immediately  preceding  Distribution  Date, multiplied by the actual number of days elapsed in the related  Accrual Period divided by 360.

            Net Funds Cap:  For any  Distribution  Date and the Group 5  LIBOR
Certificates,  will be a per annum rate equal to (a) a fraction,  expressed as a  percentage,  the  numerator  of which  is the  product  of (1) the  Optimal
Interest  Remittance  Amount for such date and (2) 12,  and the denominator of which is the Aggregate  Loan  Group Balance  for Loan Group 5  (excluding  any such Mortgage Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution Date preceding the current  Distribution Date)
for the immediately preceding  Distribution Date (or, in the case of the first
Distribution  Date,  the Aggregate Loan  Group Balance  for Loan Group 5 as of
the Initial  Cut-off  Date,  multiplied  by (b) a  fraction,  the numerator of which is 30 and the  denominator  of which is the actual number of days in the related Accrual Period.

            Net  Interest  Shortfalls:  For  any  Distribution  Date  and  the
Group 1,  Group 2, Group 3, Group 4 and Group 6 Mortgage Loans, the sum of (A)
the  amount  of  interest  which  would  otherwise  have been  received  for a
Mortgage Loan in the related Loan  Group during  the prior calendar month that was the subject of (x) a Relief Act  Reduction or (y) a  Special  Hazard Loss,
Fraud Loss or Bankruptcy Loss, after the exhaustion of the respective  amounts of coverage  provided by the related Class B  Certificates  for those types of losses; and (B) any related Net Prepayment Interest Shortfalls.

            Net   Liquidation   Proceeds:   With  respect  to  any  Liquidated
Mortgage Loan, the excess of the related Liquidation  Proceeds over the sum of
Liquidation  Expenses,  Expense Fees and  unreimbursed  Advances and Servicing
Advances.

            Net Mortgage  Rate:  As to each  Mortgage  Loan,  and at any time, the per annum rate equal to the Mortgage  Rate for such Mortgage Loan less the related Expense Fee Rate.

            Net   Prepayment   Interest   Shortfalls:   With  respect  to  any
Distribution  Date,  the amount by which the aggregate of Prepayment  Interest
Shortfalls  during the related  Prepayment  Period  exceeds  the  Compensating
Interest Payment for such Distribution Date.

            Net Realized  Losses:  For any Class of  Certificates,  other than the Group 5  Certificates,  and any  Distribution  Date, the excess of (i) the
amount  of  unreimbursed   Realized  Losses   previously   allocated  to  that
Class over  (ii) the  sum of  (a) the  amount  of any  increases  to the Class
Principal  Balance of that  Class pursuant  to Section 4.03  due to Recoveries and (b) amounts  previously  distributed to such Class in  respect of Realized
Losses pursuant to Section 4.01.

            Net  Recovery  Realized  Losses:  For any  Class of  Certificates,
other than the Group 5 Certificates,  and any Distribution Date, the excess of
Net Realized Losses for such Distribution Date over the amount  distributed in respect of Realized Losses pursuant to Section 4.01 on that Distribution Date.

            Net WAC Rate:  With respect to Loan Group 1,  Loan  Group 2,  Loan
Group 3,  Loan Group 4 and Loan  Group 6 and for any  Distribution  Date,  the
Weighted Average  Pass-Through  Rate for such Loan Group for such Distribution
Date.

            In  addition,  for any  purpose  for  which  the  Net WAC  Rate is calculated,  the interest  rate on the Mortgage  Loans shall be  appropriately adjusted to account for the difference  between any counting  convention  used with  respect to the  Mortgage  Loans and any  counting  convention  used with respect to a REMIC Regular Interest.

            Non-Designated  Mortgage  Loans:  The Mortgage  Loans that are not
Designated Mortgage Loans.

            Nonrecoverable  Advance:  Any  portion of an Advance or  Servicing
Advance  previously  made or proposed  to be made by the Master  Servicer or a
Servicer  that,  in the  good  faith  judgment  of the  Master  Servicer  or a
Servicer (as  applicable),  will not be ultimately  recoverable  by the Master
Servicer or a Servicer (as  applicable)  from the related  Mortgagor,  related
Liquidation  Proceeds or otherwise from proceeds or collections on the related
Mortgage Loan.

            Notional  Amount  Certificates:  As specified  in the  Preliminary
Statement.

            Offered Certificates:  As specified in the Preliminary Statement.

            Officer's  Certificate:  A  certificate  signed by the Chairman of the Board,  any Vice Chairman of the Board,  the President,  an Executive Vice
President,  Senior  Vice  President,  a Vice  President,  or other  authorized officer, the Treasurer,  the Secretary,  or one of the Assistant Treasurers or
Assistant Secretaries of the Depositor,  the Sellers, the Master Servicer, the
Servicers,  the  Special  Servicer,  a  Subservicer,  the Trustee or the Trust
Administrator,  as the  case  may be,  and  delivered  to the  Depositor,  the
Sellers,  the Master  Servicer,  the  Special  Servicer,  the  Servicers,  the
Trustee or the Trust Administrator, as required by this Agreement.

            Opinion  of  Counsel:  A written  opinion of  counsel,  who may be counsel  for the  Depositor,  the Master  Servicer  or a  Servicer,  including
in-house  counsel,   reasonably  acceptable  to  the  Trustee  and  the  Trust
Administrator.  With  respect to the  definition  of Eligible  Account in this
Article I and Sections  2.05 and 7.04 hereof and any opinion  dealing with the qualification  of each REMIC created  hereunder or  compliance  with the REMIC
Provisions,  such counsel must (i) in fact be  independent  of the  Depositor, the Master  Servicer and such  Servicer,  (ii) not  have any direct  financial interest in the  Depositor,  the Master  Servicer  or such  Servicer or in any affiliate of either of them and  (iii) not be  connected  with the  Depositor, the Master  Servicer  or such  Servicer  as an  officer,  employee,  promoter,
underwriter,   trustee,   partner,   director  or  Person  performing  similar
functions;  provided, that with respect to Wells Fargo Bank, N.A. as Servicer, such counsel may be in-house counsel for Wells Fargo Bank, N.A. as Servicer.

            Optimal   Interest   Remittance   Amount:   With  respect  to  any
Distribution  Date and Loan  Group 5,  the  excess of  (i) the  product of (1)
(x) the  weighted  average of the Net Mortgage  Rates of the Mortgage Loans in
Loan Group 5 as of the first day of the related  Collection  Period divided by
(y) 12 and (2) the  Aggregate  Loan  Group Balance  for Loan  Group 5  for the
immediately  preceding  Distribution  Date  (excluding any such Mortgage Loans that were subject to a Payoff,  the principal of which was  distributed on the
Distribution  Date  preceding the current  Distribution  Date),  over (ii) any expenses  that reduce the  Interest  Remittance  Amount  with  respect to Loan
Group 5  that did not  arise as a result of a default  or  delinquency  of the
Mortgage  Loans in Loan  Group 5 or were not taken into  account in  computing the Expense Fee Rate.

            Optional   Termination:   The  purchase  of  the  Mortgage   Loans
pursuant to Section 11.01.

            Optional  Termination  Date:  The  date  fixed  by  a  Terminating
Entity for the purchase of the Mortgage Loans pursuant to Section 11.01.

            Optional  Termination  Notice  Period:  The  period  during  which notice  is to be  given  to the  affected  Certificateholders  of an  Optional
Termination pursuant to Section 11.03(d).

            OTS:  The Office of Thrift Supervision.

            Outsourcer:  As defined in Section 3.02.

            Overcollateralization   Amount:  For  any  Distribution  Date,  an
amount  equal to the amount,  if any, by which  (x) the  Aggregate  Loan Group
Balance for Loan Group 5 for such  Distribution Date exceeds (y) the aggregate
Class Principal Balance of the Group 5 LIBOR  Certificates after giving effect to payments on such Distribution Date.

            Overcollateralization  Deficiency:  For any Distribution Date, the
amount,  if any, by which (x) the  Targeted  Overcollateralization  Amount for such Distribution Date exceeds (y) the  Overcollateralization  Amount for such
Distribution  Date,  calculated  for this purpose  after giving  effect to the reduction on such  Distribution  Date of the aggregate Class Principal Balance of the Group 5 LIBOR Certificates  resulting from the payment of the Principal
Payment  Amount  on such  Distribution  Date but  prior to  allocation  of any
Applied Loss Amount on the Group 5 Certificates on such Distribution Date.

            Overcollateralization  Release Amount:  For any Distribution Date,
an amount equal to the lesser of (x) the Principal  Remittance Amount for Loan
Group 5 for such  Distribution  Date and (y) the amount,  if any, by which (1)
the  Overcollateralization  Amount for such date,  calculated for this purpose on the basis of the assumption  that 100% of the Principal  Remittance  Amount for Loan  Group 5  for such date is applied on such date in  reduction  of the aggregate of the Class Principal  Balances of the Group 5 LIBOR  Certificates,
exceeds (2) the Targeted Overcollateralization Amount for such date.

            Overcollateralized Group:  As defined in Section 4.07(b).

            Participant:  A broker,  dealer, bank, other financial institution or other  Person for whom DTC  effects  book entry  transfers  and  pledges of securities deposited with DTC.

            Par-Value:  As defined in Section 11.01.

            Pass-Through    Entity:   (a) a   regulated   investment   company
described  in  Section 851  of  the  Code,  a  real  estate  investment  trust described in Section 856  of the Code, a common trust fund or an  organization described  in  Section 1381(a) of  the  Code,  (b) any  partnership,  trust or estate or (c) any person holding a Class A  Certificate as nominee for another person.

            Pass-Through    Rate:   For   any   interest    bearing   Class of
Certificates,  the per  annum  rate set  forth  or  calculated  in the  manner described in the Preliminary  Statement.  Interest on the Certificates,  other than the Group 5 LIBOR  Certificates,  Class 6-B-1,  Class 6-B-2,  Class 6-B-3
and  Class 5-X  Certificates,  will be computed on the basis of a 360-day year
comprised   of  twelve   30-day   months.   Interest  on  the  Group  5  LIBOR
Certificates,    Class 6-B-1,    Class 6-B-2,    Class 6-B-3   and   Class 5-X
Certificates  (to the extent it is  entitled to  interest  from Loan  Group 5)
will be computed on the basis of a 360-day year and the actual  number of days elapsed in the related Accrual Period.

            Payahead:   Any   Scheduled   Payment   intended  by  the  related
Mortgagor to be applied in a Collection  Period  subsequent to the  Collection
Period in which such payment was received.

            Payoff:  Any payment of principal on a Mortgage  Loan equal to the entire  outstanding  Stated  Principal  Balance  of  such  Mortgage  Loan,  if received in advance of the last  scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest  equal to accrued unpaid  interest on the
Mortgage Loan to the date of such payment in full.

            Payoff Interest:  For any  Distribution  Date with respect to each
SPS  Serviced  Mortgage  Loan for which a Payoff was  received on or after the first calendar day of the month of such  Distribution Date and before the 15th calendar day of such month,  an amount of interest  thereon at the  applicable
Net Mortgage  Rate from the first day of such month through the day of receipt thereof.

            Percentage Interest:  With respect to any Certificate,  either the percentage set forth on the face thereof or equal to the  percentage  obtained by dividing  the  Denomination  of such  Certificate  by the  aggregate of the
Denominations of all Certificates of the same Class.

            Person: Any individual,  corporation,  partnership, joint venture, association,  joint  stock  company,  trust,  unincorporated  organization  or government, or any agency or political subdivision thereof.

            PHH Mortgage:  PHH Mortgage  Corporation,  and its  successors and assigns.

            PHH  Mortgage   Serviced   Mortgage  Loans:   The  Mortgage  Loans
identified  as such on the Mortgage Loan  Schedule,  for which PHH Mortgage is the applicable Servicer.

            PHH  Mortgage  Reconstituted  Servicing  Agreement:  That  certain
Reconstituted  Servicing Agreement dated as of September 1,  2005 among DLJMC,
PHH  Mortgage,   the  Master  Servicer  and  the  Trust   Administrator,   and
acknowledged by the Trustee.

            PHH  Mortgage  Underlying  Servicing  Agreement:   The  "Servicing
Agreement" referred to in the PHH Mortgage Reconstituted Servicing Agreement.

            Physical Certificates:  As set forth in the Preliminary Statement.

            Pledge  Instruments:  With respect to each  Cooperative  Loan, the
Stock Power, the Assignment of Proprietary Lease and the Security Agreement.

            Prefunded Amount:  The amount deposited in the Prefunding  Account on the Closing Date, which shall equal approximately $19,849,926.

            Prefunding  Account:  The separate  Eligible  Account  created and maintained by the Trust Administrator  pursuant to Section 3.05(g) in the name of the Trust  Administrator  for the  benefit  of the  Certificateholders  and designated  "Wells  Fargo  Bank,  N.A.,  in trust for  registered  holders  of
Adjustable  Rate  Mortgage  Trust  2005-10  Adjustable  Rate   Mortgage-Backed
Pass-Through  Certificates,  Series 2005-10."  Funds in the Prefunding Account
shall be held in trust for the  Certificateholders  for the uses and  purposes set forth in this  Agreement  and  shall  not be a part of any  REMIC  created
hereunder;   provided,   however,  that  any  investment  income  earned  from
Permitted  Investments made with funds in the Prefunding  Account shall be for the account of the Depositor.

            Prefunding  Period:  The period  from the  Closing  Date until the earliest  of  (i) the  date on which the  aggregate  amounts on deposit in the
Prefunding  Account are reduced to zero, or (ii) an Event of Default occurs or
(iii) November 24, 2005.

            Prepayment  Interest  Shortfall:  With  respect  to  any  Mortgage
Loan,  Distribution  Date and Principal  Prepayment  (other than a Payoff on a
WMB  Serviced  Mortgage  Loan,  Wells Fargo  Serviced  Mortgage  Loan or a SPS
Serviced  Mortgage  Loan  received  during the period from and  including  the first  day to and  including  the 14th day of the  month of such  Distribution
Date) received during the related  Prepayment  Period,  the difference between
(i) one full month's  interest at the applicable  Mortgage Rate (giving effect to any applicable  Relief Act Reduction,  Debt Service Reduction and Deficient
Valuation),  as reduced  by the  Servicing  Fee Rate,  if  applicable,  on the outstanding  principal balance of such Mortgage Loan immediately prior to such prepayment  or, if such Principal  Prepayment is a Curtailment,  the principal amount of such Curtailment and (ii) the amount of interest  actually  received with  respect  to  such  Mortgage  Loan  in  connection  with  such  Principal
Prepayment, net of the Servicing Fee, if applicable.

            Prepayment  Period:  With  respect to each  Distribution  Date and each  Payoff  with  respect  to a WMB  Serviced  Mortgage  Loan,  Wells  Fargo
Serviced Mortgage Loan or SPS Serviced Mortgage Loan, the related  "Prepayment
Period"  will  commence  on the 15th day of the month  preceding  the month in which the  related  Distribution  Date  occurs  (or,  in the case of the first
Distribution  Date,  commencing  on the Cut-off Date) and will end on the 14th day of the month in which  such  Distribution  Date  occurs.  With  respect to each  Distribution  Date and each Payoff  with  respect to any  Mortgage  Loan serviced by a Designated  Servicer,  the related  "Prepayment  Period" will be the period  set forth in the  related  Designated  Servicing  Agreement.  With respect to each  Distribution  Date and each  Curtailment  with respect to any
Mortgage  Loan,  the related  "Prepayment  Period" will be the calendar  month preceding the month in which such Distribution Date occurs.

            Prepayment  Premium:  With respect to any Mortgage  Loan,  any fee or premium required to be paid if the Mortgagor  prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

            Principal  Payment  Amount:  For any  Distribution  Date  and Loan
Group 1,  Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 6, the sum of
(i) the principal  portion of the Scheduled  Payments on the Mortgage Loans in such Loan  Group due on the related Due Date,  (ii) the  principal  portion of repurchase  proceeds  received  with respect to any Mortgage Loan in such Loan
Group which was repurchased as permitted or required by this Agreement  during the period beginning on the 15th day of the month preceding such  Distribution
Date and ending on the 14th day of the month of such  Distribution  Date, with notice and receipt of funds three (3)  Business  Days prior to the 14th day of the month of such Distribution  Date and (iii) any other unscheduled  payments of  principal  which  were  received  on  the  Mortgage  Loans  in  such  Loan
Group during   the  related   calendar  month  preceding  the  month  of  such
Distribution Date, other than Principal Prepayments or Liquidation Principal.

            For any  Distribution  Date and Loan  Group 5,  an amount equal to the Principal Remittance Amount for such date minus the  Overcollateralization
Release Amount,  if any, for such date, plus, with respect to the Distribution
Date  in  December 2005,  the  amount  remaining,  if any,  in the  Prefunding
Account at the end of the Prefunding Period, net of investment income.

            Principal  Prepayment:  Any  payment  of  principal  on a Mortgage
Loan which constitutes a Payoff or Curtailment.

            Principal  Prepayment  Amount:  For any Distribution Date and Loan
Group 1,  Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 6, the sum of
(i) all  Principal  Prepayments  relating to the  Mortgage  Loans in such Loan
Group which  were received during the related  Prepayment  Period and (ii) all
Recoveries  received  during the calendar  month  preceding  the month of that
Distribution Date.

            Principal  Remittance  Amount:  For any Distribution Date and Loan
Group 5,  an amount  equal to the sum of (1) all  principal  collected  (other than  Payaheads) or advanced in respect of Scheduled  Payments on the Mortgage
Loans  in  such  Loan   Group during  the  related   Collection  Period  (less
unreimbursed  Advances,  Servicing  Advances  and  other  amounts  due  to the
Servicers,  the Trustee,  the Master Servicer and the Trust Administrator with respect to the Mortgage Loans in such Loan Group,  to the extent  allocable to principal) and the principal portion of Payaheads  previously  received on the
Mortgage Loans in such Loan Group and  intended for application in the related
Collection  Period,  (2) all  Principal  Prepayments  received on the Mortgage
Loans  in such  Loan  Group during  the  related  Prepayment  Period,  (3) the
Purchase Price of each Mortgage Loan in such Loan  Group that was  repurchased by the  related  Seller or  purchased  by the  Special  Servicer  pursuant  to
Section 3.11(g) or  the holder of the  Subordinate  Certificates  pursuant  to
Section 3.11(f),  during  the  related  Collection  Period  and the  principal proceeds  of any  purchase  of  Mortgage  Loans  in  such  Loan  Group by  the
Terminating  Entity pursuant to  Section 11.01  in an amount not exceeding the principal  portion of the Par Value with respect to such Mortgage  Loans,  (4)
the portion of any  Substitution  Adjustment  Amount paid with  respect to any
Deleted  Mortgage  Loans in such  Loan  Group during  the  related  Collection
Period  allocable  to  principal,  (5) all Net  Liquidation  Proceeds  (net of unreimbursed  Advances,  Servicing Advances and other expenses,  to the extent allocable to principal)  and any other  Recoveries  collected  with respect to the Mortgage Loans in such Loan Group during the preceding  calendar month, to the extent  allocable to principal,  and (6) amounts,  if any,  withdrawn from the Group 5  Interest Rate Cap Account to cover Realized Losses on the Group 5
Mortgage Loans incurred during the related Collection Period.

            Principal  Transfer  Amount:  For any  Distribution  Date and each
Undercollateralized  Group,  the  excess,  if  any,  of  the  aggregate  Class
Principal   Balance   of   the   Class A    Certificates   related   to   such
Undercollateralized Group over the Aggregate Loan Group Balance of such Group.

            Private Certificates:  As set forth in the Preliminary Statement.

            Proprietary  Lease:  The lease on a  Cooperative  Unit  evidencing the  possessory  interest  of the  owner  of the  Cooperative  Shares  in such
Cooperative Unit.

            Pro Rata  Share:  With  respect to any  Distribution  Date and any
Class of  Class B  Certificates,   the  portion  of  the  related  Subordinate
Principal  Distribution  Amount allocable to such Class,  equal to the product of the related Subordinate Principal  Distribution Amount on such Distribution
Date and a fraction,  the  numerator of which is the related  Class  Principal
Balance of such  Class and  the  denominator  of which is the aggregate of the
Class Principal Balances of the related Class B Certificates.

            Prospectus:  The Prospectus,  dated January 25, 2005,  relating to the  offering  by the  Depositor  from  time to  time  of its  Mortgage-Backed
Pass-Through  Certificates (Issuable in Series) in the form in which it was or will be  filed  with  the  Securities  and  Exchange  Commission  pursuant  to
Rule 424(b) under  the 1933  Act with  respect  to the  offer  and sale of the offered certificates.

            Prospectus   Supplement:   The   Prospectus   Supplement,    dated
September 28,  2005,  relating to the offering of the Offered  Certificates in the form in which it was or will be filed  with the  Securities  and  Exchange
Commission  pursuant  to  Rule 424(b) under  the 1933 Act with  respect to the offer and sale of the offered certificates.

            PUD:  Planned Unit Development.

            Purchase  Price:  With  respect  to  any  Mortgage  Loan  required repurchased by the related Seller pursuant to Section 2.02 or 2.03,  purchased by a holder of certain Certificates pursuant to  Section 3.11(f) or  purchased at the option of the Special Servicer pursuant to Section 3.11(g),  the sum of
(i) 100% of the Stated Principal  Balance of the Mortgage Loan as of the first day of the month of such  purchase,  (ii) accrued  and unpaid  interest on the
Mortgage  Loan  at the  applicable  Mortgage  Rate  (reduced  by  the  related
Servicing Fee Rate,  if the  purchaser is also the Servicer  thereof) from the first  day of the  month  of  such  purchase  to the  first  day of the  month immediately  following  the  month of such  purchase,  (iii) in  the case of a
Mortgage Loan purchased by the related Seller or the Depositor,  the amount of any unreimbursed  Advances and Servicing Advances made by a Servicer,  if such
Servicer is not the Seller or the  Depositor,  with  respect to such  Mortgage
Loan or, in the case of a Mortgage  Loan  purchased  by the Special  Servicer, any  unreimbursed  Advances  and  Servicing  Advances  payable to any Servicer
(other than the  Servicer or Special  Servicer,  as the case may be,  which is purchasing such Mortgage  Loans) and (iv) with  respect to any purchase by the related  Seller  pursuant  to  Section 2.03,  any costs and  damages  actually incurred and paid by or on behalf of the Trust in  connection  with any breach of the  representation  and  warranty  set  forth in  Schedule  IIIA(viii)  or
Schedule IIIB(viii),  as applicable, as a result of a violation of a predatory or abusive  lending law applicable to such Mortgage Loan.  With respect to any
Mortgage Loan required or allowed to be purchased,  the Special Servicer,  the
Certificateholder,  the related Seller or the Depositor, as applicable,  shall deliver to the Trustee and the Trust  Administrator  an Officer's  Certificate
as to the calculation of the Purchase Price.

            Qualified  Insurer:  A mortgage  guaranty  insurance  company duly qualified  as such  under  the  laws of the  state of its  principal  place of business and each state having  jurisdiction  over such insurer in  connection with  the  insurance  policy  issued  by such  insurer,  duly  authorized  and licensed in such states to transact a mortgage guaranty  insurance business in such  states  and to write the  insurance  provided  by the  insurance  policy issued by it, approved as a FNMA or FHLMC approved  mortgage insurer or having a claims  paying  ability  rating of at least "AA" or  equivalent  rating by a
nationally  recognized   statistical  rating  organization.   Any  replacement
insurer  with  respect to a Mortgage  Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

            Qualified  Substitute  Mortgage  Loan:  One or more mortgage Loans substituted  by the  related  Seller for one or more  Deleted  Mortgage  Loans which must,  on the date of such  substitution,  as confirmed in a Request for
Release,  substantially  in the  form  of  Exhibit K,  individually  or in the aggregate and on a weighted  average  basis,  as applicable  (i) have a Stated
Principal  Balance,  after deduction of the principal portion of the Scheduled
Payment due in the month of substitution,  not in excess of, and not more than
10% less than the Stated  Principal  Balance  of the  Deleted  Mortgage  Loan;
(ii) be  accruing  interest  at a rate no lower  than and not more than 1% per annum higher than,  that of the Deleted  Mortgage  Loan;  (iii) have a Loan to
Value  Ratio no higher  than that of the Deleted  Mortgage  Loan;  (iv) have a remaining  term to maturity  not more than one year  greater than or less than that of the  Deleted  Mortgage  Loan;  provided  that  the  remaining  term to maturity of any such  Mortgage Loan shall be no greater than the last maturing
Mortgage  Loan  immediately  prior to any  substitution;  (v) have  a  Maximum
Mortgage  Rate and Minimum  Mortgage  Rate not less than the  respective  such rates for the Deleted  Mortgage Loan,  have a Gross Margin equal to or greater than  the  Deleted  Mortgage  Loan and  have  the  same  Index as the  Deleted
Mortgage  Loan;  (vi) not be a  Cooperative  Loan unless the Deleted  Mortgage
Loan was a  Cooperative  Loan and (vii)  comply with each  representation  and warranty set forth in Section 2.03(b).

            Rating  Agencies:  Moody's,  S&P and  DBRS,  or any  successor  to either of them.

            Ratings:  As of any date of  determination,  the ratings,  if any, of the Certificates as assigned by the Rating Agencies.

            Realized  Loss:  With  respect  to any  Mortgage  Loan,  (1)  with respect to each  Liquidated  Mortgage  Loan,  an amount (not less than zero or more than the Stated  Principal  Balance of the Mortgage  Loan) as of the date of  such  liquidation,  equal  to  (i) the  Stated  Principal  Balance  of the
Liquidated   Mortgage  Loan  as  of  the  date  of  such   liquidation,   plus
(ii) interest  at the  applicable  Net Mortgage Rate from the related Due Date as to which  interest  was last  paid or  advanced  (and  not  reimbursed)  to
Certificateholders  up  to  the  related  Due  Date  in  the  month  in  which
Liquidation  Proceeds are required to be distributed  on the Stated  Principal
Balance of such  Liquidated  Mortgage Loan from time to time,  minus (iii) the
Net  Liquidation  Proceeds,  if any,  received  during the month in which such liquidation  occurred,  to the extent applied as recoveries of interest at the
Net Mortgage Rate and to principal of the  Liquidated  Mortgage  Loan; (2) for any Mortgage Loan subject to a Deficient  Valuation,  the excess of the Stated
Principal  Balance of that Mortgage Loan over the principal  amount as reduced in connection with the proceedings  resulting in the Deficient  Valuation;  or
(3) for any Debt Service  Reduction  Mortgage  Loan,  the present value of all monthly  Debt  Service  Reductions  on the Mortgage  Loan,  assuming  that the mortgagor pays each  Scheduled  Payment on the applicable Due Date and that no
Principal  Prepayments  are received on the Mortgage  Loan,  discounted at the applicable Mortgage Rate.

            Realized Losses allocated to the Class 5-X  Certificates  shall be allocated  first to the REMIC IV  Regular  Interest 5-X-IO in reduction of the accrued but unpaid  interest  thereon  until such accrued and unpaid  interest shall are reduced to zero and then to the REMIC IV Regular  Interest 5-X-PO in reduction of the principal balance thereof.

            Recognition   Agreement:   An   Agreement   among  a   Cooperative
Corporation,  a lender and a  Mortgagor  with  respect to a  Cooperative  Loan whereby such parties  (i) acknowledge that such lender may make, or intends to make, such  Cooperative  Loan,  (ii) make  certain  agreements with respect to such Cooperative Loan.

            Record  Date:  With  respect  to any  Distribution  Date  and  the
Certificates  other than the LIBOR  Certificates  held in  Book-Entry  Form on such Distribution  Date, the close of business on the last Business Day of the month  preceding the month in which the applicable  Distribution  Date occurs.
With  respect  to any  Distribution  Date and the LIBOR  Certificates  held in
Book-Entry  Form on such  Distribution  Date,  the  close of  business  on the
Business Day immediately preceding such Distribution Date.

            Recovery:  With  respect  to any  Distribution  Date and  Mortgage
Loan that became a Liquidated  Mortgage  Loan in a month  preceding  the month prior to the Distribution  Date, an amount received in respect of principal on such mortgage loan which has  previously  been allocated as a Realized Loss or
Applied  Loss  Amount  to  a  class  or  classes  of   certificates,   net  of
reimbursable expenses.

            Reference Bank Rate:  With respect to any Accrual Period  relating to the LIBOR  Certificates as follows:  the arithmetic mean (rounded  upwards, if necessary,  to the nearest one sixteenth of a percent) of the offered rates for United  States  dollar  deposits  for one month  which are  offered by the
Reference Banks as of 11:00 A.M.,  London time, on the Interest  Determination
Date  prior to the first  day of such  Accrual  Period  to prime  banks in the
London  interbank  market for a period of one month in  amounts  approximately equal to the  aggregate  Class  Principal  Balance of the LIBOR  Certificates;
provided  that at least two such  Reference  Banks provide such rate. If fewer than two offered rates appear,  the Reference Bank Rate will be the arithmetic mean of the  rates  quoted  by one or  more  major  banks  in New  York  City, selected by the Trust  Administrator  after  consultation  with  DLJMC,  as of
11:00  A.M.,  New York City  time,  on such date for loans in U.S.  Dollars to leading  European  banks for a period of one  month in  amounts  approximately equal to the aggregate Class Principal Balance of the LIBOR  Certificates.  If
no such  quotations  can be  obtained,  the  Reference  Bank Rate shall be the
Reference Bank Rate applicable to the preceding Accrual Period.

            Reference  Banks:  Three  major  banks  that  are  engaged  in the
London  interbank   market,   selected  by  the  Trust   Administrator   after
consultation with DLJMC.

            Registration  Statement:  That certain  registration  statement on
Form S-3, as amended  (Registration No. 333-120966),  relating to the offering by the  Depositor  from  time  to  time  of its  Mortgage-Backed  Pass-Through
Certificates  (Issuable  in Series) as  heretofore  declared  effective by the
Securities and Exchange Commission.

            Regular  Certificates:  All of the  Certificates  other  than  the
Class AR and Class AR-L Certificates.

            Related  Certificates:  The following  table sets forth certain of the  REMIC III  Regular  Interests  and the Classes of  Certificates  that are related to each of them:

-------------------------------------------------------------------------------
      REMIC III Regular Interest                 Related Certificates
-------------------------------------------------------------------------------
             Class 6-A-1L                            Class 6-A-1
            Class 6-A-2-1L                          Class 6-A-2-1
            Class 6-A-2-2L                          Class 6-A-2-2
             Class 6-B-1L                            Class 6-B-1
             Class 6-B-2L                            Class 6-B-2
             Class 6-B-3L                            Class 6-B-3
             Class 6-B-4L                            Class 6-B-4
             Class 6-B-5L                            Class 6-B-5
             Class 6-B-6L                            Class 6-B-6
-------------------------------------------------------------------------------

            Relief Act: The Servicemembers  Civil Relief Act, as amended,  and any similar state or local statute.

            Relief Act Reductions:  With respect to any Distribution  Date and any  Mortgage  Loan as to which  there has been a  reduction  in the amount of interest  collectible  thereon for the most recently ended calendar month that may be  attributable  to a prior  month,  if  applicable,  as a result  of the application  of the Relief  Act,  the amount,  if any,  by which  (i) interest collected on such Mortgage Loan during the most recently  ended calendar month is less than  (ii) interest  accrued  thereon  for such month  pursuant to the
Mortgage Note.

            REMIC: A "real estate  mortgage  investment  conduit,"  within the meaning  of  Section 860D  of the Code.  Reference  herein to REMIC  refers to each REMIC created by the Preliminary Statement.

            REMIC Election:  An election,  for federal income tax purposes, to treat certain assets as a REMIC.

            REMIC I Available  Distribution  Amount: For each of Loan Group 1,
Loan Group 2,  Loan Group 3 and Loan Group 4,  for any Distribution  Date, the
Available Distribution Amount for such Loan Group.

            REMIC I  Distribution  Amount:  For  any  Distribution  Date,  the
REMIC I  Available   Distribution  Amounts  shall  be  deemed  distributed  to
REMIC IV,  as the holder of the REMIC I Regular  Interests,  and to Holders of the Class AR-L  Certificates  in respect of Component I  thereof,  pursuant to
Section 4.01(IV)(a)(i), in the following amounts and priority:

            (a)   To the extent of the REMIC I Available  Distribution  Amount for Loan Group 1:

                  (i)   first,  to Class Y-1 and Class Z-1  Regular  Interests
      and  Component I  of  the  Class AR-L  Certificates,  concurrently,  the
      Uncertificated  Accrued Interest for such Classes  remaining unpaid from previous  Distribution  Dates,  pro rata  according to their  respective shares of such unpaid amounts;

                  (ii)  second,   to  the  Class Y-1  and  Class Z-1   Regular
      Interests and Component I of the Class AR-L Certificates,  concurrently, the  Uncertificated  Accrued  Interest  for such Classes for the current
      Distribution    Date,   pro   rata   according   to   their   respective
      Uncertificated Accrued Interest;

                  (iii) third, to Component I of the Class AR-L  Certificates, until the  Uncertificated  Principal Balance thereof is reduced to zero;
      and

                  (iv)  fourth,   to  the  Class Y-1  and  Class Z-1   Regular
      Interests,   the  Class Y-1   Principal   Distribution  Amount  and  the
      Class Z-1 Principal Distribution Amount, respectively.

            (b)   To the extent of the REMIC I Available  Distribution  Amount for Loan Group 2:

                  (i)   first,   to  the  Class Y-2   and  Class Z-2   Regular
      Interests,  concurrently,  the Uncertificated  Accrued Interest for such
      Classes  remaining  unpaid from previous  Distribution  Dates,  pro rata according to their respective shares of such unpaid amounts;

                  (ii)  second,   to  the  Class Y-2  and  Class Z-2   Regular
      Interests,  concurrently,  the Uncertificated  Accrued Interest for such
      Classes for the current  Distribution  Date, pro rata according to their respective Uncertificated Accrued Interest; and

                  (iii) third,   to  the  Class Y-2   and  Class Z-2   Regular
      Interests,   the  Class Y-2   Principal   Distribution  Amount  and  the
      Class Z-2 Principal Distribution Amount, respectively.

            (c)   To the extent of the REMIC I Available  Distribution  Amount for Loan Group 3:

                  (i)   first,   to  the  Class Y-3   and  Class Z-3   Regular
      Interests,  concurrently,  the Uncertificated  Accrued Interest for such
      Classes  remaining  unpaid from previous  Distribution  Dates,  pro rata according to their respective shares of such unpaid amounts;

                  (ii)  second,   to  the  Class Y-3  and  Class Z-3   Regular
      Interests,  concurrently,  the Uncertificated  Accrued Interest for such
      Classes for the current  Distribution  Date, pro rata according to their respective Uncertificated Accrued Interest; and

                  (iii) third,   to  the  Class Y-3   and  Class Z-3   Regular
      Interests,   the  Class Y-3   Principal   Distribution  Amount  and  the
      Class Z-3 Principal Distribution Amount, respectively.

            (d)   To the extent of the REMIC I Available  Distribution  Amount for Loan Group 4:

                  (i)   first,   to  the  Class Y-4   and  Class Z-4   Regular
      Interests,  concurrently,  the Uncertificated  Accrued Interest for such
      Classes  remaining  unpaid from previous  Distribution  Dates,  pro rata according to their respective shares of such unpaid amounts;

                  (ii)  second,   to  the  Class Y-4  and  Class Z-4   Regular
      Interests,  concurrently,  the Uncertificated  Accrued Interest for such
      Classes for the current  Distribution  Date, pro rata according to their respective Uncertificated Accrued Interest; and

                  (iii) third,   to  the  Class Y-4   and  Class Z-4   Regular
      Interests,   the  Class Y-4   Principal   Distribution  Amount  and  the
      Class Z-4 Principal Distribution Amount, respectively.

            (e)   To the extent of the REMIC I Available  Distribution Amounts for such  Distribution Date remaining after payment of the amounts pursuant to paragraphs (a), (b),  (c) and (d) of this definition of "REMIC I  Distribution
Amount":

                  (i)   first,  to each Class of  REMIC I  Class Y and Class Z
      Regular  Interests,  pro rata  according  to the amount of  unreimbursed
      Realized  Losses  allocable  to principal  previously  allocated to each such Class; provided,  however, that any amounts distributed pursuant to this  paragraph  (e)(i) of  this  definition  of  "REMIC I  Distribution
      Amount"  shall not cause a  reduction  in the  Uncertificated  Principal
      Balances of any of the Class Y and Class Z Regular Interests; and

                  (ii)  second,  to the Class AR-L  Certificates in respect of
      Component I thereof, any remaining amount.

            REMIC I   Realized   Losses:   Realized  Losses  on  the  Group 1,
Group 2,  Group 3 and Group 4 Mortgage Loans shall be allocated to the REMIC I
Regular Interests as follows:  (1) the interest portion of Realized Losses and
Net  Interest  Shortfalls  on the Group 1  Loans,  if any,  shall be allocated between the Class Y-1 and Class Z-1  Regular  Interests pro rata  according to the amount of interest accrued but unpaid thereon,  in reduction thereof;  (2)
the interest  portion of Realized  Losses and Net Interest  Shortfalls  on the
Group 2 Loans, if any, shall be allocated  between the Class Y-2 and Class Z-2
Regular  Interests  pro rata  according to the amount of interest  accrued but unpaid thereon,  in reduction  thereof;  (3) the interest  portion of Realized
Losses and Net Interest  Shortfalls  on the Group 3  Loans,  if any,  shall be allocated  between the  Class Y-3  and  Class Z-3  Regular  Interests pro rata according to the amount of interest  accrued but unpaid thereon,  in reduction thereof;  and (4) the  interest  portion of Realized  Losses and Net  Interest
Shortfalls  on the  Group 4  Loans,  if any,  shall be  allocated  between the
Class Y-4 and Class Z-4  Regular Interests pro rata according to the amount of interest  accrued but unpaid  thereon,  in  reduction  thereof.  Any  interest portion of such Realized Losses in excess of the amount allocated  pursuant to the  preceding  sentence  shall be treated as a principal  portion of Realized
Losses  not  attributable  to any  specific  Mortgage  Loan in such  Group and allocated  pursuant to the  succeeding  sentences.  The  principal  portion of
Realized  Losses with  respect to the  Group 1,  Group 2,  Group 3 and Group 4
Mortgage  Loans  shall  be  allocated  to the  REMIC I  Regular  Interests  as follows:  (1) the  principal  portion of Realized  Losses on the Group 1 Loans shall be allocated,  first, to the Class Y-1 Regular Interest to the extent of the Class Y-1  Principal  Reduction Amount in reduction of the  Uncertificated
Principal  Balance of such Regular  Interest and,  second,  the remainder,  if any, of such principal  portion of such Realized  Losses shall be allocated to the Class Z-1  Regular Interest in reduction of the  Uncertificated  Principal
Balance thereof;  (2) the principal  portion of Realized Losses on the Group 2
Loans shall be  allocated,  first,  to the Class Y-2  Regular  Interest to the extent  of the  Class Y-2  Principal  Reduction  Amount  in  reduction  of the
Uncertificated  Principal  Balance of such Regular Interest and,  second,  the remainder,  if any, of such principal portion of such Realized Losses shall be
allocated   to  the   Class Z-2   Regular   Interest  in   reduction   of  the
Uncertificated  Principal  Balance  thereof;  (3)  the  principal  portion  of
Realized  Losses  on the  Group 3  Loans  shall be  allocated,  first,  to the
Class Y-3 Regular Interest to the extent of the Class Y-3  Principal Reduction
Amount in reduction of the  Uncertificated  Principal  Balance of such Regular
Interest and,  second,  the remainder,  if any, of such  principal  portion of such Realized Losses shall be allocated to the Class Z-3  Regular  Interest in reduction  of the  Uncertificated  Principal  Balance  thereof;  and  (4)  the principal  portion of Realized Losses on the Group 4 Loans shall be allocated, first,  to the  Class Y-4  Regular  Interest  to the  extent of the  Class Y-4
Principal  Reduction  Amount  in  reduction  of the  Uncertificated  Principal
Balance of such Regular Interest and, second,  the remainder,  if any, of such principal  portion of such Realized Losses shall be allocated to the Class Z-4
Regular  Interest  in  reduction  of  the  Uncertificated   Principal  Balance
thereof.   For  any  Distribution  Date,   reductions  in  the  Uncertificated
Principal  Balances of the Class Y and Class Z Regular  Interests  pursuant to this  definition of Realized Loss shall be determined,  and shall be deemed to occur,  prior to any reductions of such  Uncertificated  Principal Balances by distributions on such Distribution Date.

            REMIC II    Available    Distribution    Amount:   The   Available
Distribution Amount for Loan Group 5.

            REMIC II  Distribution  Amount:  For any  Distribution  Date,  the
REMIC II  Available   Distribution  Amount  shall  be  deemed  distributed  to
REMIC IV,  as the holder of the REMIC II Regular Interests,  and to Holders of the Class AR-L  Certificates in respect of Component II  thereof,  pursuant to
Section 4.01(IV)(a)(ii), in the following amounts and priority:

            (a) first,  to the REMIC II  Regular  Interests  LT1, LT2, LT3 and
LT4,  pro  rata,  in an  amount  equal  to (A)  their  Uncertificated  Accrued
Interest for such  Distribution  Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

            (b) second:

                  (i)   to the REMIC II  Regular  Interests  LT2, LT3 and LT4,
      their respective Principal Distribution Amounts;

                  (ii)  to the REMIC II  Regular  Interest  LT1 its  Principal
      Distribution Amount;

                  (iii) any  remainder to the REMIC II  Regular  Interest LT1, until the Uncertificated Principal Balance thereof is reduced to zero;

                  (iv)  any remainder to the REMIC II  Regular  Interests LT2,
      LT3 and LT4,  pro rata,  according  to their  respective  Uncertificated
      Principal  Balances as reduced by the distributions made pursuant to (i)
      above,  until their  respective  Uncertificated  Principal  Balances are reduced to zero; and

                  (v)   any   remaining   amounts   to  the   Holders  of  the
      Class AR-L Certificates in respect of Component II thereof;

            (c)   To  the  extent  of  the  REMIC II  Available   Distribution
Amounts for such  Distribution  Date  remaining  after  payment of the amounts
pursuant  to  paragraphs   (a)  and  (b)  of  this   definition  of  "REMIC II
Distribution Amount" as follows:

                  (i)   first,  to the REMIC II  Regular  Interests  LT1, LT2,
      LT3 and LT4, pro rata,  to the extent of any Realized  Losses  allocated to such  Regular  Interests  on  such  Distribution  Date  or any  prior
      Distribution  Date  and  not  previously  reimbursed  pursuant  to  this paragraph;  provided,  however, that any amounts distributed pursuant to this  paragraph  (c)(i) of  this  definition  of "REMIC II  Distribution
      Amount"  shall not cause a  reduction  in the  Uncertificated  Principal
      Balance of any of the REMIC II Regular  Interests LT1, LT2, LT3 and LT4;
      and

                  (ii)  second,  to the Class AR-L  Certificates in respect of
      Component II thereof, any remaining amount.

            REMIC II Principal  Reduction Amounts:  For any Distribution Date,
the amounts by which the principal  balances of the REMIC II Regular Interests
LT1,  LT2,  LT3 and LT4,  respectively,  will be reduced on such  Distribution
Date by the allocation of Realized  Losses and the  distribution of principal, determined as follows:

      For purposes of the  succeeding  formulas the  following  symbols  shall have the meanings set forth below:

      Y1 =  the aggregate  principal balance of the REMIC II Regular Interests
LT1 after distributions on the prior Distribution Date.

      Y2 =  the principal  balance of the REMIC II  Regular Interest LT2 after distributions on the prior Distribution Date.

      Y3 =  the principal  balance of the REMIC II  Regular Interest LT3 after distributions on the prior Distribution Date.

      Y4 =  the principal  balance of the REMIC II  Regular Interest LT4 after distributions on the prior Distribution Date (note:  Y3 = Y4).

      ΔY1 = the combined  REMIC II Regular  Interests LT1 Principal  Reduction
Amount.

      ΔY2 = the REMIC II Regular Interest LT2 Principal Reduction Amount.

      ΔY3 = the REMIC II Regular Interest LT3 Principal Reduction Amount.

      ΔY4 = the REMIC II Regular Interest LT4 Principal Reduction Amount.

      P0 =  the aggregate  principal balance of the REMIC II Regular Interests
LT1,  LT2,  LT3 and LT4 after  distributions  and the  allocation  of Realized
Losses on the prior Distribution Date.

      P1 =  the aggregate  principal balance of the REMIC II Regular Interests
LT1,  LT2,  LT3 and LT4 after  distributions  and the  allocation  of Realized
Losses to be made on such Distribution Date.

      ΔP =  P0 - P1 = the  aggregate of the REMIC II  Regular  Interests  LT1,
LT2, LT3 and LT4 Principal Reduction Amounts.

            =     the aggregate of the principal  portions of Realized  Losses to be  allocated  to,  and the  principal  distributions  to be made  on,  the
Group I  Certificates on such  Distribution  Date (including  distributions of
accrued  and  unpaid  interest  on  the  Class SB-I   Certificates  for  prior
Distribution Dates).

      R0 =  the Group 5 Net WAC Rate  (stated as a monthly  rate) after giving effect to amounts  distributed  and  Realized  Losses  allocated  on the prior
Distribution Date.

      R1 =  the Group 5 Net WAC Rate  (stated as a monthly  rate) after giving effect to amounts to be  distributed  and  Realized  Losses to be allocated on such Distribution Date.

      α =   (Y2 + Y3)/P0.  The initial  value of α on the Closing Date for use on the first Distribution Date shall be 0.0001.

      γ0 =  the  lesser  of (A)  the  sum for all  Classes  of  Group 5  LIBOR
Certificates of the product for each Class of  (i) the  monthly  interest rate
(as limited by the Net Funds Cap,  if  applicable)  for such  Class applicable for distributions to be made on such Distribution Date and (ii) the  aggregate
Certificate  Principal  Balance  for such  Class after  distributions  and the allocation of Realized Losses on the prior Distribution Date and (B) R0*P0.

      γ1  = the lesser of (A) the sum for all Classes of Group 5  Certificates
of the product for each Class of  (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such  Class applicable for distributions to be made on the next  succeeding  Distribution  Date and (ii) the  aggregate
Certificate  Principal  Balance  for such  Class after  distributions  and the allocation  of Realized  Losses to be made on such  Distribution  Date and (B)
R1*P1.

      Then, based on the foregoing definitions:

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4;

      ΔY2 = (α/2){( γ0R1 - γ1R0)/R0R1};

      ΔY3 = αΔP - ΔY2; and

      ΔY4 = ΔY3.

      if  both  ΔY2 and  ΔY3,  as so  determined,  are  non-negative  numbers.
Otherwise:

      (1)   If ΔY2, as so determined, is negative, then

      ΔY2 = 0;

      ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

      (2)   If ΔY3, as so determined, is negative, then

      ΔY3 = 0;

      ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 -  γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

The Principal  Reduction Amount ΔY1 shall be allocated to the REMIC II Regular
Interest LT1.

            REMIC II   Realized   Losses:   Realized  Losses  on  the  Group 5
Mortgage  Loans for the related  Collection  Period  shall be allocated to the
REMIC II  Regular  Interests  LT1,  LT2,  LT3 and  LT4,  in  reduction  of the principal balances thereof and interest accrued thereon,  as follows:  (i) the interest  portion of Realized  Losses,  if any, shall be allocated pro rata to accrued interest on the REMIC II  Regular  Interests LT1, LT2, LT3 and LT4, to
the extent of such accrued interest,  and (ii) any remaining interest portions of Realized  Losses and any  principal  portions of Realized  Losses  shall be treated as  principal  portions of Realized  Losses and  allocated  (i) to the
REMIC II  Regular  Interest LT2,  REMIC II  Regular  Interest LT3 and REMIC II
Regular  Interest LT4,  pro  rata  according  to  their  respective  Principal
Reduction  Amounts,  provided  that such  allocation  to each of the  REMIC II
Regular  Interest  LT2,  REMIC II  Regular  Interest LT3 and REMIC II  Regular
Interest LT4  shall not exceed their respective  Principal  Reduction Amounts, and (ii) any  Realized  Losses not  allocated  to any of the REMIC II  Regular
Interest LT2, REMIC II Regular  Interest LT3 and REMIC II Regular Interest LT4
pursuant  to the  provisos  of clause  (i)  above  shall be  allocated  to the
REMIC II Regular  Interest LT1, until the principal  balance thereof shall are reduced to zero. Any Realized  Losses on the Group 5  Mortgage Loans remaining after the  allocations  made in the  preceding  sentences  shall be  allocated among the  Class LT2,  Class LT3  and  Class LT4  REMIC II  Regular  Interests
pro-rata  according to their respective  principal  balances as reduced by the allocations in the preceding  sentence until such principal balances shall are reduced to zero.

            REMIC II Regular Interest LT1 Principal  Distribution  Amount: For
any  Distribution  Date, the excess,  if any, of the REMIC II Regular Interest
LT1 Principal  Reduction Amount for such  Distribution  Date over the Realized
Losses  allocated to the REMIC II  Regular  Interest LT1 on such  Distribution
Date.

            REMIC II Regular Interest LT2 Principal  Distribution  Amount: For
any  Distribution  Date, the excess,  if any, of the REMIC II Regular Interest
LT2 Principal  Reduction Amount for such  Distribution  Date over the Realized
Losses  allocated to the REMIC II  Regular  Interest LT2 on such  Distribution
Date.

            REMIC II Regular Interest LT3 Principal  Distribution  Amount: For
any  Distribution  Date, the excess,  if any, of the REMIC II Regular Interest
LT3 Principal  Reduction Amount for such  Distribution  Date over the Realized
Losses  allocated to the REMIC II  Regular  Interest LT3 on such  Distribution
Date.

            REMIC II Regular Interest LT4 Principal  Distribution  Amount: For
any  Distribution  Date, the excess,  if any, of the REMIC II Regular Interest
LT4 Principal  Reduction Amount for such  Distribution  Date over the Realized
Losses  allocated to the REMIC II  Regular  Interest LT4 on such  Distribution
Date.

            REMIC III   Available    Distribution    Amount:   The   Available
Distribution Amount for Loan Group 6.

            REMIC III  Distribution  Amount:  For any  Distribution  Date, the
REMIC III  Available  Distribution  Amount  shall  be  deemed  distributed  to
REMIC IV, as the holder of the REMIC III Regular Interests,  and to Holders of
the Class AR-L  Certificates in respect of Component III thereof,  pursuant to
Section 4.01(IV)(a)(iii),  in an amount  equal to, in each  case,  the  amount distributed to the Related Certificates  pursuant to  Section 4.01(III),  with such  amount  allocated  among  Uncertificated  Accrued  Interest  thereon and
Uncertificated  Principal  Balance  thereof in the same manner and to the same extent that the payment to such Related  Certificates is allocated to interest and principal thereof (in determining the Uncertificated  Principal Balance of any  Class of  REMIC III  Regular  Interests to which  distributions  are made pursuant to this  definition of "REMIC III  Distribution  Amount,"  Recoveries
applied  to  increase  the  Certificate   Principal  Balance  of  any  Related
Certificates  shall  be  deemed  to have  also  increased  the  Uncertificated
Principal  Balance  of such  REMIC III  Regular  Interest)  and any  remaining amount  shall be  distributed  to Holders of the  Class AR-L  Certificates  in respect of Component III thereof.

            REMIC III  Realized Losses:  For any Distribution  Date,  Realized
Losses on the Group 6 Mortgage Loans for the related  Collection  Period shall be  allocated  to the  REMIC III  Regular  Interests  to the extent  that such
Realized   Losses  are   allocated   to  the  Related   Class or   Classes  of
Certificates.  Realized  Losses so allocated  shall be deemed to be applied to reduce the  principal  balance  of, or accrued  interest  on,  such  REMIC III
Regular  Interest to the same extent that they reduced the  principal  balance of, or accrued interest on, the Related Classes of Certificates.

            REMIC  Provisions:  The  provisions of the federal  income tax law relating to REMICs,  which  appear at Sections  860A through 860G of the Code,
and  related  provisions  and  regulations  promulgated  thereunder,   as  the
foregoing may be in effect from time to time.

            REMIC  Regular  Interest:  Any of the REMIC I  Regular  Interests,
REMIC II Regular  Interests,  REMIC III Regular Interests and REMIC IV Regular
Interests.

            REO Disposition:  The final sale by Wells  Fargo,  in its capacity as Servicer, of any REO Property.

            REO Disposition  Fee:  With respect to each REO  Disposition,  the greater of (i) $1,200 or (ii) one  percent  (1%) of the final  sales  price of such REO Disposition;  provided,  however,  that any REO Disposition Fee shall be payable  solely to the extent that the amount of such REO  Disposition  Fee is offset by an equivalent  reduction in the real estate commission charged in connection with the sale of the related REO Property.

            REO Property:  A  Mortgaged  Property  acquired  by the Trust Fund through  foreclosure  or  deed-in-lieu  of  foreclosure  in connection  with a defaulted Mortgage Loan.

            Required  Insurance  Policy:  With  respect to any  Non-Designated
Mortgage  Loan,  any insurance  policy that is required to be maintained  from time to time under this  Agreement  in  respect of such  Mortgage  Loan or the related Mortgaged Property.

            Residual Certificates:  The Class AR and Class AR-L Certificates.

            Responsible   Officer:   When  used  with  respect  to  the  Trust
Administrator,  shall mean any officer within the corporate  trust  department of the Trust  Administrator,  including  any  Assistant  Vice  President,  the
Secretary,  any  Vice  President,  Assistant  Secretary,  the  Treasurer,  any
Assistant  Treasurer,  any Trust  Officer  or any other  officer  of the Trust
Administrator  customarily  performing functions similar to those performed by any of the above  designated  officers  and any officer  within the  Corporate
Trust Department having direct  responsibility  for the administration of this
Agreement.  When used with  respect to the  Trustee,  shall  mean any  officer within the Corporate Trust  Department  having direct  responsibility  for the administration  of this  Agreement  and also,  with  respect  to a  particular matter,  any other  officer to whom such  matter is  referred  because of such officer's knowledge of and familiarity with the particular subject.

            Rolling Three Month  Delinquency  Rate: For any Distribution  Date
will be the fraction,  expressed as a percentage,  equal to the average of the
Delinquency  Rates for each of the  three (or one and two,  in the case of the first and second Distribution Dates) immediately preceding months.

            Rule 144A:  Rule 144A  under the 1933 Act,  as in effect from time to time.

            S&P:  Standard  &  Poor's  Ratings  Services,  a  division  of The
McGraw-Hill Companies, Inc., or any successor thereto.

            Scheduled  Payment:  The scheduled  monthly  payment on a Mortgage
Loan  due on any Due Date  allocable  to  principal  and/or  interest  on such
Mortgage Loan pursuant to the terms of the related Mortgage Note.

            Security  Agreement:  With  respect  to a  Cooperative  Loan,  the agreement or mortgage  creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Shares.

            Seller:  DLJMC or WMB, as applicable.

            Senior Certificates:  As specified in the Preliminary Statement.

            Senior   Liquidation   Amount:   The  Group 1  Senior  Liquidation
Amount, the Group 2 Senior Liquidation  Amount, the Group 3 Senior Liquidation
Amount,  Group 4  Senior  Liquidation  Amount  or Group 6  Senior  Liquidation
Amount, as applicable.

            Senior Percentage:  The Group 1 Senior Percentage,  Group 2 Senior
Percentage,  Group 3 Senior  Percentage,  Group 4 Senior Percentage or Group 6
Senior Percentage, as applicable.

            Senior Prepayment  Percentage:  The Senior  Prepayment  Percentage
for any  Distribution  Date occurring  during the seven years beginning on the first Distribution Date for each of Loan Group 1,  Loan Group 2,  Loan Group 3
and  Loan  Group 4,   and  during  the  ten  years   beginning  on  the  first
Distribution  Date for each of Loan  Group 6,  will  equal  100%.  The  Senior
Prepayment  Percentage  for any  Distribution  Date  occurring on or after the seventh or tenth  anniversary,  as applicable,  of the first Distribution Date for each such Loan  Group will  be as follows:  for any  Distribution  Date in the first year  thereafter,  the  related  Senior  Percentage  plus 70% of the
related   Subordinate   Percentage  for  such   Distribution   Date;  for  any
Distribution   Date  in  the  second  year  thereafter,   the  related  Senior
Percentage   plus  60%  of  the  related   Subordinate   Percentage  for  such
Distribution  Date; for any  Distribution  Date in the third year  thereafter, the related Senior Percentage plus 40% of the related  Subordinate  Percentage for such  Distribution  Date;  for any  Distribution  Date in the fourth  year thereafter,  the related Senior Percentage plus 20% of the related Subordinate
Percentage for such  Distribution  Date; and for any  Distribution  Date after
the  fourth  year   thereafter,   the  related  Senior   Percentage  for  such
Distribution Date.

            Notwithstanding  the foregoing,  on any Distribution Date and with respect to Loan Group 1,  Loan  Group 2,  Loan Group 3 or Loan Group 4 or Loan
Group 6, as applicable,  if the related Senior Percentage  exceeds the initial
related  Senior  Percentage,   the  Senior  Prepayment   Percentage  for  each
Group for  that  Distribution  Date will equal 100%,  (ii) if on or before the
Distribution  Date in  September 2008,  the Class C-B  Percentage or Class 6-B
Percentage,  as  applicable,  is greater than or equal to twice the  Class C-B
Percentage or Class 6-B Percentage,  as applicable, as of the Closing Date, in which case the Senior  Prepayment  Percentage  for each  Group will  equal the related Senior Percentage,  plus 50% of the related Subordinate Percentage for that Distribution  Date, and if after the Distribution Date in September 2008, the  Class C-B  Percentage  is  greater  than or equal to twice the  Class C-B
Percentage as of the Closing Date, then the Senior  Prepayment  Percentage for each such  Group for  such  Distribution  Date will equal the  related  Senior
Percentage).

            Notwithstanding  the foregoing,  the Senior Prepayment  Percentage for any of Loan Group 1,  Loan  Group 2,  Loan Group 3 or Loan Group 4 or Loan
Group 6, as  applicable,  shall  equal  100% for any  Distribution  Date as to which  (i) the  outstanding  principal  balance of the  Mortgage  Loans in the related Loan Group,  delinquent 60 days or more  (including all REO Properties and Mortgage  Loans in  foreclosure)  (averaged  over the  preceding six month
period),   as   a   percentage   of   the   related   aggregate    Subordinate
Component Balance  as of such  Distribution  Date is equal to or greater  than
50% or  (ii) cumulative  Realized Losses for the Mortgage Loans in the related
Loan  Group exceed  (a) with  respect  to any  Distribution  Date prior to the third  anniversary  of  the  first  Distribution  Date,  20%  of  the  related aggregate Subordinate  Component Balance as of the Closing Date (the "Original
Subordinate Principal Balance"),  (b) with respect to any Distribution Date on or after the third  anniversary  but prior to the  eighth  anniversary  of the first  Distribution  Date, 30% of the related Original  Subordinate  Principal
Balance,  (c) with  respect  to any  Distribution  Date on or after the eighth anniversary  but prior to the  ninth  anniversary  of the  first  Distribution
Date, 35% of the related  Original  Subordinate  Principal  Balance,  (d) with respect to any Distribution  Date on or after the ninth  anniversary but prior to the tenth  anniversary of the first  Distribution  Date, 40% of the related
Original Subordinate  Principal Balance,  (e) with respect to any Distribution
Date on or after the tenth  anniversary but prior to the eleventh  anniversary of the  first  Distribution  Date,  45% of the  related  Original  Subordinate
Principal  Balance and (f) with respect to any  Distribution  Date on or after the eleventh  anniversary of the first  Distribution Date, 50% of the Original
Subordinate Principal Balance.

            With  respect  to  Loan  Groups  1-4,  if  the  Senior  Prepayment
Percentage for one Loan  Group equals  100% due to the  limitations  set forth above,  then the Senior  Prepayment  Percentage for the other Loan Groups will equal 100%.

            If on any  Distribution  Date the allocation to a Class of  Senior
Certificates  then  entitled to  distributions  of Principal  Prepayments  and other amounts in the percentage  required  above would reduce the  outstanding
Class Principal  Balance of that  Class below  zero, the  distribution to that
Class of  Senior  Certificates  of the Senior  Prepayment  Percentage of those amounts  for  such  Distribution  Date  shall  be  limited  to the  percentage necessary to reduce the related Class Principal Balance to zero.

            Senior   Principal   Distribution   Amount:   The  Group 1  Senior
Principal  Distribution Amount,  Group 2 Senior Principal Distribution Amount,
Group 3  Senior  Principal   Distribution  Amount,  Group 4  Senior  Principal
Distribution  Amount  or  Group 6 Senior  Principal  Distribution  Amount,  as
applicable.

            Servicer Employee:  As defined in Section 3.18.

            Servicer  Mortgage  File:  All documents  pertaining to a Mortgage
Loan not required to be included in the Trustee  Mortgage File and held by the
Master Servicer or the related Servicer or any Subservicer.

            Servicers:   WMB,  SPS,   Wells  Fargo  and,  in  each  case,  any
successor in interest thereto or any successor  servicer appointed as provided herein.

            Servicing  Advance:  With respect to the  Non-Designated  Mortgage
Loans,  all  customary,  reasonable  and  necessary  "out of pocket" costs and expenses  incurred  prior to, on or after the Cut-off Date in the  performance by a Servicer of its servicing  obligations  related to such  Mortgage  Loans, including,  but not limited to, the cost (including reasonable attorneys' fees and  disbursements) of (i) the  preservation,  restoration and protection of a
Mortgaged  Property,  (ii) compliance  with the obligations under Section 3.11
and  any  enforcement  or  judicial   proceedings,   including   foreclosures,
(iii) the  management and liquidation of any REO Property  (including  default management  and similar  services,  appraisal  services and real estate broker services),  (iv) any  expenses  incurred  by a  Servicer  in  connection  with obtaining  an  environmental  inspection  or  review  pursuant  to the  second paragraph  of  Section 3.11(a),  (v) compliance  with  the  obligations  under
Section 3.09,  (vi) locating any documents missing from the Trustee's Mortgage
File  and  (vii) obtaining  broker  price  opinions.  In  no  event  will  any
Servicer be required to make any Servicing  Advance  which would  constitute a
Nonrecoverable Advance.
            With respect to the Designated  Mortgage Loans,  Servicing Advance
shall  have  the  meaning  assigned  to such  term in the  related  Designated
Servicing Agreement.

            Servicing  Fee:  As to each  Mortgage  Loan  and any  Distribution
Date,  an amount equal to one month's  interest at the  Servicing  Fee Rate on the Stated  Principal  Balance of such Mortgage Loan as of the Due Date in the month of such  Distribution  Date  (prior  to giving  effect to any  Scheduled
Payments due on such Mortgage Loan on such Due Date),  subject to reduction as provided in Section 3.14.

            Servicing Fee Rate: As to each Mortgage  Loan,  the per annum rate set forth on the Mortgage Loan Schedule.

            Servicing  Officer:  Any  officer  of a Servicer  involved  in, or responsible  for, the  administration  and  servicing of the related  Mortgage
Loans  whose  name  and  specimen  signature  appear  on a list  of  servicing officers  furnished to the Trustee and the Trust  Administrator  by a Servicer
on the Closing Date pursuant to this Agreement,  as such list may from time to time be amended and delivered to the Trustee and Trust Administrator.

            Special  Hazard Loss: A Realized  Loss (or portion  thereof)  with respect to a Mortgage Loan arising from any direct  physical loss or damage to a Mortgaged  Property  which is not covered by a standard  hazard  maintenance policy with extended  coverage or by a flood insurance  policy,  if applicable
(or which would not have been  covered by such a policy had such a policy been maintained),  which is caused by or results  from any cause  except:  (i) wear and tear,  deterioration,  rust or corrosion,  mold, wet or dry rot,  inherent vice  or  latent  defect,  animals,  birds,  vermin,  insects;  (ii) settling,
subsidence,   cracking,   shrinkage,   bulging  or  expansion  of   pavements,
foundations,  walls, floors, roofs or ceilings; (iii) errors in design, faulty workmanship or faulty  materials,  unless the collapse of the property or part thereof  ensues and then only for the ensuing loss;  (iv) nuclear  or chemical reaction or nuclear  radiation or radioactive or chemical  contamination,  all whether  controlled  or  uncontrolled,  and  whether  such  loss be  direct or indirect,  proximate or remote; (v) hostile or warlike action in time of peace or war,  including  action in  hindering,  combating or  defending  against an actual,  impending  or expected  attack  (a) by any  government  of  sovereign power,  de  jure  or de  facto,  or by  any  authority  maintaining  or  using military,  naval or air  forces,  (b) by  military,  naval or air  forces,  or
(c) by an agent of any such government,  power, authority or forces;  (vi) any weapon of war employing  atomic fission or  radioactive  force whether in time of peace or war;  or  (vii) insurrection,  rebellion,  revolution,  civil war, usurped  power  or  action  taken  by  governmental  authority  in  hindering, combating or defending  against such occurrence,  seizure or destruction under quarantine or customs regulations,  confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Coverage  Amount:  With respect to Loan Groups
1-4 and Loan Group 6, as of the Closing Date,  $7,086,160 with respect to Loan
Groups 1-4 and  $4,558,000  with respect to Loan Group 6, subject in each case to  reduction  from time to time,  to be an amount  equal on any  Distribution
Date to the lesser of (a) the  greatest  of  (i) with  respect to Loan  Groups
1-4, 1% of the  Aggregate  Groups 1-4  Collateral  Balance and with respect to
Loan  Group 6, 1% of the  Aggregate  Loan  Group  Balance  for  Loan  Group 6,
(ii) twice  the  principal  balance  of the  largest  Mortgage  Loan  in  Loan
Group 1,  Loan  Group 2,  Loan  Group 3  and Loan  Group 4 or Loan Group 6, as
applicable,  and (iii) the aggregate Stated Principal Balances of the Group 1,
Group 2,  Group 3 or Group 4  Mortgage  Loans or Group 6  Mortgage  Loans,  as
applicable,  secured by Mortgaged  Properties located in the single California postal zip code area having the  highest  aggregate  principal  balance of any such zip code area and (b) the  related Special Hazard Loss Coverage Amount as of the  Closing  Date  less the  amount,  if any,  of losses  attributable  to
Special Hazard Losses allocated to the related Class B  Certificates since the
Closing  Date.  All  Stated  Principal   Balances  for  the  purpose  of  this
definition  will be calculated as of the first day of the month preceding such
Distribution  Date after giving effect to scheduled  installments of principal and  interest  on the  Mortgage  Loans  then due,  whether  or not paid.  Each
Special Hazard Loss Coverage  Amount may be reduced below the amount set forth above for any  Distribution  Date with the  consent of the Rating  Agencies as evidenced by a letter of each Rating Agency to the Trust  Administrator to the effect  that any  such  reduction  will not  result  in a  downgrading  of the current ratings assigned to such Classes of Certificates rated by it.

            Special  Hazard Loss Coverage  Termination  Date:  With respect to
Loan  Groups  1-4 and Loan  Group 6,  the date on which  the  related  Special
Hazard Loss Coverage Amount is reduced to zero.

            Special Servicer: SPS and its successors and permitted assigns.

            Special  Serviced  Mortgage Loan: The Mortgage Loans for which the
Special Servicer acts as servicer pursuant to Section 3.19.

            SPS: Select Portfolio  Servicing,  Inc., a Utah  corporation,  and its successors and assigns.

            SPS  Mortgage  Loans:  Any SPS Serviced  Mortgage  Loans for which
SPS has not entered into a  subservicing  arrangement  for such  Mortgage Loan pursuant to Section 3.02 hereof.

            SPS Serviced  Mortgage  Loans:  The Mortgage  Loans  identified as such on the Mortgage  Loan Schedule for which SPS is the  applicable  Servicer or the Special Servicer.

            Standard Hazard Policy:  Each standard hazard  insurance policy or replacement therefore referred to in Section 3.09.

            Startup Day:  The Closing Date.

            Stated  Principal  Balance:  With respect to any Mortgage Loan and
Due Date,  the unpaid  principal  balance of such Mortgage Loan as of such Due
Date as specified in the  amortization  schedule at the time relating  thereto
(before  any  adjustment  to  such  amortization  schedule  by  reason  of any moratorium  or similar  waiver or grace  period)  after  giving  effect to any previous  Curtailments and Liquidation  Proceeds allocable to principal (other than with  respect  to any  Liquidated  Mortgage  Loan) and to the  payment of principal due on such Due Date and  irrespective of any delinquency in payment by the related Mortgagor.

            Stepdown  Date:  The  date  occurring  on  the  later  of  (x) the
Distribution  Date in  September 2008  and (y) the first  Distribution Date on which the Group 5 Senior Enhancement  Percentage  (calculated for this purpose after  giving  effect  to  payments  or other  recoveries  in  respect  of the
Mortgage  Loans in Loan  Group 5  during  the  related  Collection  Period but before  giving  effect  to  payments  on  the  Group 5  Certificates  on  such
Distribution Date) is greater than or equal to 16.90%.

            Stock Power:  With respect to a  Cooperative  Loan,  an assignment of the stock certificate or an assignment of the Cooperative  Shares issued by the Cooperative Corporation.

            Streamlined   Mortgage   Loan:  A  Mortgage  Loan   originated  in
connection  with the  refinance  of a mortgage  loan  pursuant  to the related
Seller's streamlined documentation program then in effect.

            Subordinate   Certificates:   As  specified  in  the   Preliminary
Statement.

            Subordinate  Component Balance:  For  any of  Loan  Group 1,  Loan
Group 2,  Loan Group 3 and Loan Group 4, as of any date of determination,  the
Aggregate  Loan  Group  Balance  of  such  Loan  Group  as  of  such  date  of
determination,   minus  the  sum  of  the  then  outstanding  aggregate  Class
Principal Balance of the related Classes of Class A Certificates.

            Subordinate  Liquidation  Amount:  For any  Distribution  Date and
any of Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 or Loan Group
6, the excess, if any, of the aggregate  Liquidation Principal of all Mortgage
Loans in that Loan  Group which  became  Liquidated  Mortgage Loans during the calendar  month  preceding  the  Distribution  Date  over the  Group 1  Senior
Liquidation  Amount,   Group 2  Senior  Liquidation  Amount,   Group 3  Senior
Liquidation  Amount,  Group 4  Senior  Liquidation  Amount  or  Group 6 Senior
Liquidation Amount, as applicable, for such Distribution Date.

            Subordinate  Percentage:  With  respect to any  Distribution  Date and Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 or Loan Group 6,
the excess of 100% over the related Senior  Percentage  for that  Distribution
Date.

            Subordinate   Prepayment   Percentage:   With   respect   to   any
Distribution  Date  and with  respect  to Loan  Group 1,  Loan  Group 2,  Loan
Group 3,  Loan  Group 4  or Loan  Group  6,  100%  minus  the  related  Senior
Prepayment  Percentage for such Distribution Date; provided,  however, that if the aggregate Class Principal  Balance of the Senior  Certificates  related to
such  Loan  Group is   reduced  to  zero,  then  the  Subordinate   Prepayment
Percentage for such Loan Group will equal 100%.

            Subordinate  Principal  Distribution  Amount:  With respect to any
Distribution  Date, the sum of the following amounts for each of Loan Group 1,
Loan Group 2,  Loan Group 3,  Loan Group 4 or Loan  Group 6:  (i) the  related
Subordinate  Percentage  of the related  Principal  Payment  Amount,  (ii) the related Subordinate  Prepayment Percentage of the related Principal Prepayment
Amount, and (iii) the related Subordinate  Liquidation Amount; less the amount of certain cross-collateralization payments as made pursuant to Section 4.07.

            Subordination  Level:  With respect to any  Distribution  Date and any Class of  Class B  Certificates,  the percentage  obtained by dividing the sum of  the  Class  Principal  Balances  of all  Classes  of  related  Class B
Certificates  which are  subordinate  in right of payment to such Class by the sum of the  Class  Principal  Balances  of (1) with  respect  to the Class C-B
Certificates,   the  Group 1,  Group 2,  Group 3  and  Group 4  and  Class C-B
Certificates,  and (2) with respect to the Class 6-B Certificates, the Group 6
Certificates  (other than the Class 6-X Certificates) in each case immediately prior to such Distribution Date.

            Subsequent  Cut-off Date: With respect to any Subsequent  Mortgage
Loan,  the first day of the month on which such Mortgage  Loan is  transferred to the Trust.

            Subsequent   Mortgage  Loan:  Any  Mortgage  Loan  other  than  an
Initial  Mortgage  Loan  conveyed to the Trust Fund  pursuant to  Section 2.01 hereof and to a Subsequent  Transfer  Agreement,  which Mortgage Loan shall be listed on the  revised  Mortgage  Loan  Schedule  delivered  pursuant  to this
Agreement and on Schedule A to such Subsequent Transfer  Agreement.  When used with respect to a single Subsequent  Transfer Date,  Subsequent  Mortgage Loan shall  mean  a  Subsequent  Mortgage  Loan  conveyed  to  the  Trust  on  that
Subsequent Transfer Date.

            Subsequent  Transfer  Agreement:  A Subsequent  Transfer Agreement
substantially in the form of Exhibit R  hereto,  executed and delivered by and among the Depositor, DLJMC and the Trustee.

            Subsequent  Transfer Date: For any Subsequent  Transfer Agreement,
the date the related  Subsequent  Mortgage Loans are  transferred to the Trust pursuant to the related Subsequent Transfer Agreement.

            Substitution Adjustment Amount:  As defined in Section 2.03.

            Subservicer:  Any other entity with respect to any  Non-Designated
Mortgage  Loan under any  Subservicing  Agreement  applicable to such Mortgage
Loan and any successors and assigns under such Subservicing Agreement.
            Subservicing   Agreement:   Any  servicing   agreement  between  a
Servicer and a Subservicer  pursuant to which a Servicer  delegates any of its servicing  responsibilities with respect to any of the Non-Designated Mortgage
Loans.

            Targeted  Overcollateralization  Amount: For any Distribution Date
prior to the Stepdown  Date,  0.85% of the  Aggregate  Loan Group  Balance for
Loan Group 5 as of the Initial Cut-off Date; with respect to any  Distribution
Date on or after the Stepdown  Date and with respect to which a Trigger  Event is not in  effect,  the  greater  of  (a) 1.70%  of the  Aggregate  Loan Group
Balance for Loan  Group 5 for such  Distribution  Date,  or  (b) 0.50%  of the
Aggregate Loan Group Balance for Loan Group 5 as of the Initial  Cut-off Date;
with  respect  to any  Distribution  Date on or after the  Stepdown  Date with respect to which a Trigger Event has occurred and is continuing,  the Targeted
Overcollateralization  Amount for the Distribution Date immediately  preceding such Distribution Date.

            Tax  Matters  Person:   The  person  designated  as  "tax  matters
person" in the manner  provided  under Treasury  regulation § 1.860F  4(d) and temporary Treasury regulation  § 301.6231(a)(7)1T.  Initially, the Tax Matters
Person shall be the Trust Administrator.

            Telerate  Page  3750:  The  display  designated  as  page  3750 on
Bridge Telerate  Service  (or such other page as may replace page 3750 on that service for the purpose of displaying  London interbank offered rates of major banks).

            Terminating  Auction  Date:  With  respect to Loan  Group 1,  Loan
Group 2,  Loan Group 3 and Loan Group 4, as defined in Section 11.01(d),  with respect to Loan Group 5,  as defined in  Section 11.01(e)  and with respect to
Loan Group 6, as defined in Section 11.01(f).

            Terminating  Auction  Purchaser:  With  respect  to Loan  Group 1,
Loan Group 2,  Loan Group 3 and Loan Group 4, as defined in  Section 11.01(d), with respect to Loan Group 5, as defined in Section 11.01(e)  and with respect to Loan Group 6, as defined in Section 11.01(f).

            Terminating  Auction  Sale:  With  respect to Loan  Group 1,  Loan
Group 2,  Loan Group 3 and Loan Group 4, as defined in Section 11.01(d),  with respect to Loan Group 5,  as defined in  Section 11.01(e)  and with respect to
Loan Group 6, as defined in Section 11.01(f).

            Terminating   Entity:   The   entity   determined   by  the  Trust
Administrator pursuant to Section 11.02 of this Agreement.

            Transferring Servicer:  As defined in Section 3.19 hereof.

            Transferee    Affidavit    and    Agreement:    As    defined   in
Section 6.02(g)(i)(B).

            Trigger  Event:  A Trigger  Event will occur for any  Distribution
Date if either  (i) the  Rolling Three Month  Delinquency  Rate as of the last day of the related  Collection  Period equals or exceeds 34.00% of the Group 5
Senior   Enhancement   Percentage  for  such  Distribution  Date  or  (ii) the
cumulative  Realized  Losses  as a  percentage  of the  Aggregate  Loan  Group
Balance for Loan  Group 5 on the Closing  Date for such  Distribution  Date is greater than the percentage set forth in the following table:

         ----------------------------------------------------------------
         Range of Distribution Dates       Cumulative Loss Percentage
         ----------------------------------------------------------------
         October 2008 - September 2009               1.00%*
         October 2009 - September 2010               1.25%*
         October 2010 - September 2011               1.50%*
         October 2011 and thereafter                 1.70%*
         ----------------------------------------------------------------

         *  The  cumulative   loss   percentages  set  forth  above  are
            applicable   to  the   first   Distribution   Date   in  the
            corresponding  range of Distribution  Dates.  The cumulative loss percentage for each succeeding  Distribution  Date in a range  increases  incrementally  by  1/12  of  the  positive difference  between the  percentage  applicable to the first
            Distribution   Date  in  that   range  and  the   percentage
            applicable to the first  Distribution Date in the succeeding range.

            Trust:  The trust created pursuant to Section 2.01 this Agreement.

            Trust  Administrator:  Wells Fargo Bank,  N.A., a national banking association,  not in its  individual  capacity,  but solely in its capacity as
Trust  Administrator  for the  benefit  of the  Certificateholders  under this
Agreement, and any successor thereto, as provided herein.

            Trust Administrator Fee:  As specified in Section 10.05.

            Trust  Administrator  Fee Rate:  As to each  Mortgage  Loan, a per annum rate equal to 0.00%.

            Trust  Collateral:  With respect to Loan  Group 1,  Loan  Group 2,
Loan  Group 3  and Loan  Group 4,  as  defined  in  Section 11.01(c)(i),  with respect to Loan Group 5, as defined in  Section 11.01(c)(ii)  and with respect to Loan Group 6, as defined in Section 11.01(c)(iii).

            Trust  Fund:  The corpus of the trust  created  by this  Agreement consisting  of (a) the  Mortgage  Loans,  including all interest and principal received or  receivable  by the  Depositor  on or with respect to the Mortgage
Loans after the Cut-off  Date,  but not  including  payments of principal  and interest due and payable on the Mortgage  Loans on or before the Cut-off Date,
together   with  the  Mortgage   Files   relating  to  the   Mortgage   Loans,
(b) REO Property,  (c) the Collection Account,  the Certificate  Account,  the
Prefunding  Account,  the Capitalized  Interest Account,  the Group 5 Interest
Rate Cap  Account,  the  Group 6  Basis  Risk  Reserve  Fund  and all  amounts deposited  therein  pursuant to the applicable  provisions of this  Agreement,
(d) any  insurance  policies  with  respect  to the  Mortgage  Loans,  (e) the
Depositor's  rights under the  Assignment and  Assumption  Agreement,  (f) the
Trust's  rights  under the Group 5  Interest  Rate Cap  Agreement  and (g) all
proceeds of the conversion,  voluntary or involuntary, of any of the foregoing into cash or other liquid property.

            Trust   Receipt   and   Final   Certification:   As   defined   in
Section 2.02(a).

            Trust   Receipt   and   Initial   Certification:   As  defined  in
Section 2.02(a).

            Trustee:  U.S.  Bank  National  Association,  a  national  banking association,  not in its  individual  capacity,  but solely in its capacity as trustee for the benefit of the  Certificateholders  under this Agreement,  and any successor thereto, as provided herein.

            Trustee   Mortgage   File:  The  mortgage   documents   listed  in
Section 2.01   hereof  pertaining  to  a  particular  Mortgage  Loan  and  any additional  documents  required  to be  added  to the  Trustee  Mortgage  File pursuant to this Agreement.

            Uncertificated    Accrued   Interest:    With   respect   to   any
Uncertificated  Regular  Interest  for  any  Distribution  Date,  one  month's
interest   at  the   related   Uncertificated   Pass-Through   Rate  for  such
Distribution  Date,  accrued  on  the  Uncertificated   Principal  Balance  or
Uncertificated  Notional  Amount,  as  applicable,  immediately  prior to such
Distribution  Date.  Uncertificated  Accrued  Interest for the  Uncertificated
Regular  Interests  shall accrue on the basis of a 360-day year  consisting of
twelve   30-day   months.   For   purposes  of   calculating   the  amount  of
Uncertificated  Accrued  Interest for the REMIC I  Regular  Interests  for any
Distribution  Date,  any  Prepayment  Interest  Shortfalls  (to the extent not covered by Compensating  Interest Payments) relating to the Group 1,  Group 2,
Group 3  and  Group 4  Mortgage  Loans  for any  Distribution  Date  shall  be allocated among the REMIC I Regular Interests,  pro rata, based on, and to the extent of, Uncertificated  Accrued Interest, as calculated without application of this  sentence.  For purposes of calculating  the amount of  Uncertificated
Accrued  Interest  for the REMIC II  Regular  Interests  for any  Distribution
Date,  any  Prepayment  Interest  Shortfalls  (to the  extent  not  covered by
Compensating  Interest  Payments)  relating to the Group 5  Mortgage Loans for
any   Distribution   Date  shall  be  allocated  among  the  REMIC II  Regular
Interests,  pro rata, based on, and to the extent of,  Uncertificated  Accrued
Interest,  as calculated  without  application of this sentence.  For purposes
of  calculating  the  amount  of  Uncertificated   Accrued  Interest  for  the
REMIC III  Regular  Interests  for  any  Distribution   Date,  any  Prepayment
Interest  Shortfalls  (to the extent  not  covered  by  Compensating  Interest
Payments)  relating to the Group 6  Mortgage Loans for any  Distribution  Date
shall be allocated among the REMIC III Regular Interests,  pro rata, based on, and to the extent of,  Uncertificated  Accrued Interest, as calculated without
application  of  this  sentence.   Uncertificated   Accrued  Interest  on  the
REMIC IV  Regular  Interest  5-X-PO  shall  be  zero.  Uncertificated  Accrued
Interest on the REMIC IV  Regular Interest 5-X-IO for each  Distribution  Date shall equal Accrued Certificate Interest for the Class 5-X Certificates.

            Uncertificated   Pass-Through   Rate:  For  any  REMIC I   Regular
Interest,  REMIC II Regular Interest or REMIC III  Regular  Interest,  the per
annum rate set forth or calculated in the manner  described in the Preliminary
Statement under "REMIC I," "REMIC II" or "REMIC III," respectively.

            Uncertificated  Principal  Balance:  The  principal  amount of any
REMIC I,  REMIC II or REMIC III Regular Interest outstanding as of any date of determination.  As of the Closing Date, the  Uncertificated  Principal Balance
of each  REMIC I,  REMIC II and  REMIC III  Regular  Interest  shall equal the
amount  set  forth  in  the  Preliminary   Statement  hereto  as  its  Initial
Uncertificated  Principal Balance under "REMIC I,"  "REMIC II" and "REMIC III"
respectively.  On each Distribution Date, the Uncertificated Principal Balance of each REMIC I  Regular  Interest,  REMIC II  Regular  Interest and REMIC III
Regular Interest shall be reduced,  in the case of REMIC I Regular  Interests, by the sum of (i) the  principal  portion of Realized Losses  allocated to the
REMIC I  Regular  Interests  in  accordance  with the  definition  of  REMIC I
Realized Losses and (ii) the amounts deemed  distributed on each  Distribution
Date in respect of  principal  on the REMIC I  Regular  Interests  pursuant to
Section 4.01(IV)(a)(i),  in the case of REMIC II Regular Interests, by the sum of (i) the  principal  portion of Realized  Losses  allocated  to the REMIC II
Regular  Interests in  accordance  with the  definition  of REMIC II  Realized
Losses and (ii) the amounts deemed  distributed on each  Distribution  Date in
respect  of  principal  on  the  REMIC II   Regular   Interests   pursuant  to
Section 4.01(IV)(a)(ii),  and, in the case of REMIC III Regular Interests,  by the sum of (i) the  principal  portion of  Realized  Losses  allocated  to the
REMIC III  Regular  Interests in accordance  with the  definition of REMIC III
Realized Loss and (ii) the  amounts deemed  distributed  on each  Distribution
Date in respect of principal on the REMIC III  Regular  Interests  pursuant to
Section 4.01(IV)(a)(iii).

            Uncertificated  Regular  Interest:  Any  of  the  REMIC I  Regular
Interests, REMIC II Regular Interests and REMIC III Regular Interests.

            Undercollateralized Group:  As defined in Section 4.07(b).

            Underwriter's   Exemption:    Prohibited   Transaction   Exemption
2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto),  or any  substantially  similar  administrative  exemption  granted  by  the  U.S.
Department of Labor.

            U.S.  Person:  A citizen  or  resident  of the  United  States,  a
corporation,   partnership  or  other  entity  treated  as  a  corporation  or partnership for federal income tax purposes  created or organized in, or under the laws  of,  the  United  States,  any  State  thereof  or the  District  of
Columbia,  or an estate whose income from sources without the United States is includable  in gross  income for United  States  federal  income tax  purposes regardless of its  connection  with the conduct of a trade or business  within the United  States,  any trust  treated as a United  States  Person under Code
Section 7701(a)(30).

            Voting  Rights:  The  portion  of the  voting  rights  of all  the
Certificates  that is allocated to any  Certificate for purposes of the voting
provisions  of  this  Agreement.   At  all  times  during  the  term  of  this
Agreement,  98% of all Voting  Rights  shall be  allocated  among the  Class A
Certificates (other than the Residual Certificates),  Class M Certificates and
Class C-B  Certificates.  The portion of such 98% Voting  Rights  allocated to each of the  Class A  Certificates  (other  than the  Residual  Certificates),
Class M  Certificates  and  Class C-B  Certificates  shall  be  based  on  the fraction,  expressed  as a  percentage,  the  numerator  of which is the Class
Principal  Balance of each such Class then  outstanding and the denominator of which is the  aggregate  Class  Principal  Balance  of all such  Classes  then outstanding.  At all times during the term of this  Agreement,  the  Class 5-X
Certificates  shall be allocated 1% of the Voting Rights.  At all times during the term of this Agreement,  the Class 6-X  Certificates shall be allocated 1%
of  the  Voting   Rights.   Voting   Rights  shall  be  allocated   among  the
Certificates  within each Class in proportion to their respective  outstanding
Class  Principal  Balances  or Class  Notional  Amounts,  as  applicable.  The
Class AR and Class AR-L Certificates shall have no Voting Rights.

            Weighted   Average   Pass-Through   Rate:   With  respect  to  any
Distribution  Date and Loan Group a rate equal to the weighted  average of the
Net Mortgage  Rates on the Mortgage  Loans in such Loan Group as of the second preceding Due Date  (excluding  any such Mortgage Loans that were subject to a
Payoff,  the  principal  of which was  distributed  on the  Distribution  Date preceding the current  Distribution  Date) after giving effect to payments due on such Due  Date,  whether  or not  received,  weighted  on the  basis of the
Stated Principal Balances as of such date.

            Wells Fargo:  Wells Fargo Bank, N.A.

            Wells  Fargo   Custodial   Agreement:   That   certain   Custodial
Agreement dated as of September 1,  2005 among Wells Fargo, as custodian,  the
Trustee and the Trust Administrator.

            Wells  Fargo   Serviced   Mortgage   Loans:   The  Mortgage  Loans
identified  as such on the Mortgage  Loan  Schedule,  for which Wells Fargo is the applicable Servicer.

            WMB:  Washington Mutual Bank, and its successors and assigns.

            WMB Mortgage Loans:  The Mortgage Loans  identified as such on the
Mortgage Loan Schedule for which WMB is the applicable Seller.

            WMB Serviced  Mortgage  Loans:  The Mortgage  Loans  identified as such on the Mortgage Loan Schedule, for which WMB is the applicable Servicer.

                                   ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

SECTION 2.01.     Conveyance of Trust Fund.

(a)   The Depositor does hereby  establish the Adjustable  Rate Mortgage Trust
2005-10 (the "Trust") and sells, transfers,  assigns,  delivers, sets over and
otherwise   conveys  to  the   Trustee  in  trust  for  the   benefit  of  the
Certificateholders,   without  recourse,  the  Depositor's  right,  title  and
interest in and to (a) the Initial  Mortgage Loans listed in the Mortgage Loan
Schedule,  including all interest and principal  received or receivable by the
Depositor on or with respect to the Initial  Mortgage  Loans after the Initial
Cut-off Date and any Assigned  Prepayment  Premiums with respect thereto,  but not  including  payments  of  principal  and  interest  due and payable on the
Initial  Mortgage Loans on or before the Initial  Cut-off Date,  together with the Mortgage Files relating to the Initial  Mortgage Loans,  (b) REO Property,
(c) the Collection Account,  the Certificate  Account, the Prefunding Account,
the Capitalized  Interest Account,  the Group 5 Interest Rate Cap Account, the
Group 6 Basis Risk Reserve Fund and all amounts  deposited therein pursuant to the applicable  provisions of this Agreement,  (d) any insurance policies with respect to the Initial Mortgage Loans,  (e) the  Depositor's  rights under the
Assignment and Assumption  Agreement and (f) all  proceeds of the  conversion, voluntary or  involuntary,  of any of the foregoing  into cash or other liquid property.

(b)   In  connection  with the  transfer  and  assignment  set forth in clause
(a) above,  the  Depositor  has  delivered  or  caused  to be  delivered  to a
Custodian  for  the  benefit  of the  Certificateholders,  the  documents  and instruments with respect to each Initial Mortgage Loan as assigned:

(i)   (A) the original Mortgage Note bearing all intervening  endorsements and including  any  riders to the  Mortgage  Note,  endorsed  "Pay to the order of
________________,  without  recourse" and signed in the name of the last named endorsee by an  authorized  officer or (B) with  respect to any Lost  Mortgage
Note, a lost note  affidavit and  indemnity  from the related  Seller  stating that the original  Mortgage Note was lost or destroyed,  (together with a copy of such Mortgage Note, if available) and  indemnifying  the Trust Fund against any  loss,  cost or  liability  resulting  from the  failure  to  deliver  the original Mortgage Note;

(ii)  the original of any guarantee  executed in connection  with the Mortgage
Note (if any);

(iii) for each Mortgage Loan that is not a MERS  Mortgage  Loan,  the original
Mortgage,  with  evidence of  recording  thereon,  or copies  certified by the related  recording  office  or if the  original  Mortgage  has  not  yet  been returned from the recording  office,  a copy  certified by or on behalf of the related Seller  indicating that such Mortgage has been delivered for recording
(the  return  directions  for the  original  Mortgage  should  indicate,  when recorded,  mail to the related  Seller) and in the case of each MERS  Mortgage
Loan,  the  original  Mortgage,  noting the presence of the MIN of the related
Mortgage Loan and either  language  indicating that the Mortgage Loan is a MOM
Loan if the Mortgage  Loan is a MOM Loan or if the Mortgage Loan was not a MOM
Loan at  origination,  the  original  Mortgage and the  assignment  thereof to
MERS, with evidence of recording  indicated  thereon or a copy of the Mortgage certified  by the  public  recording  office in which such  Mortgage  has been recorded;

(iv)  the  originals  of  all  assumption,   modification,   consolidation  or
extension  agreements,  (or, if an original of any of these  documents has not been  returned from the recording  office,  a copy thereof  certified by or on behalf of the related  Seller,  the  original to be  delivered  to the related
Seller  forthwith  after return from such  recording  office) with evidence of recording thereon, if any;

(v)   for each Mortgage Loan that is not a MERS  Mortgage  Loan,  the original
Assignment of Mortgage as appropriate,  in recordable  form, for each Mortgage
Loan from the last assignee assigned in blank;

(vi)  for  each  Mortgage  Loan  that  was  not a MERS  Mortgage  Loan  at its
origination,   the  originals  of  any  intervening  recorded  Assignments  of
Mortgage,  showing a complete chain of assignment from origination to the last assignee,  including  warehousing  assignments,  with  evidence  of  recording thereon (or, if an original  intervening  Assignment  of Mortgage has not been returned from the recording  office, a copy thereof  certified by or on behalf of the related Seller,  the original to be delivered to a Custodian  forthwith after return from such recording office);

(vii) the  original   mortgage  title  insurance  policy,  or  copy  of  title
commitment (or in appropriate  jurisdictions,  attorney's opinion of title and abstract of title); and

(viii)      with respect to a  Cooperative  Loan, if any, the originals of the following documents or instruments:

(A)   the Cooperative Shares, together with the Stock Power in blank;

(B)   the executed Security Agreement;

(C)   the executed  Proprietary  Lease and the Assignment of Proprietary Lease
to the originator of the Cooperative Loan;

(D)   the executed Recognition Agreement;

(E)   Copies of the original UCC  financing  statement,  and any  continuation statements,  filed  by the  originator  of such  Cooperative  Loan as  secured party,  each with evidence of recording  thereof,  evidencing  the interest of the originator under the Security  Agreement and the Assignment of Proprietary
Lease;

(F)   Copies  of the filed  UCC  assignments  or  amendments  of the  security interest  referenced  in clause (E) above  showing an unbroken  chain of title from the  originator to the Trust,  each with  evidence of recording  thereof, evidencing the interest of the assignee  under the Security  Agreement and the
Assignment of Proprietary Lease;

(G)   An  executed  assignment  of  the  interest  of  the  originator  in the
Security  Agreement,  the Assignment of Proprietary  Lease and the Recognition
Agreement,  showing  an  unbroken  chain of title from the  originator  to the
Trust; and

(H)   For any  Cooperative  Loan  that  has  been  modified  or  amended,  the original instrument or instruments effecting such modification or amendment.

            In  addition,  in  connection  with  the  assignment  of any  MERS
Mortgage Loan,  the related  Seller agrees that it will cause,  at the related
Seller's  expense,  the MERS® System to indicate that such Mortgage Loans have been  assigned by the related  Seller to the Trustee in  accordance  with this
Agreement  (and any  Subsequent  Transfer  Agreement)  for the  benefit of the
Certificateholders  by including (or deleting,  in the case of Mortgage  Loans which are  repurchased or substituted in accordance  with this  Agreement) the information  required  by the MERS®  System to  (a) identify  the  Trustee and
(b) identify  the series of the  Certificates  issued in connection  with such
Mortgage Loans. The Trustee shall confirm,  or cause the related  Custodian to confirm,  on the  Final  Certification  of the  related  Custodian  that  such assignment  has  occurred.  Each Seller  further  agrees that it will not, and will not permit a Servicer to, and each related  Servicer  agrees that it will not,  alter the  information  referenced in this paragraph with respect to any
Mortgage  Loan  during  the  term of this  Agreement  unless  and  until  such
Mortgage Loan is repurchased  or  substituted in accordance  with the terms of this Agreement.

            In the event  the  Depositor  delivers  to a  Custodian  certified copies of any document or instrument set forth in  2.01(b) because  of a delay caused by the public recording office in returning any recorded document,  the
Depositor shall deliver or cause to be delivered to such Custodian,  within 60 days  of the  Closing  Date  or  the  related  Subsequent  Transfer  Date,  as applicable,  an Officer's  Certificate  which shall  (i) identify the recorded document,  (ii) state  that the recorded  document  has not been  delivered to such  Custodian due solely to a delay caused by the public  recording  office, and  (iii) state  the  amount of time  generally  required  by the  applicable recording office to record and return a document submitted for recordation.

            In the  event  that in  connection  with  any  Mortgage  Loan  the
Depositor  cannot deliver  (a) for a Mortgage Loan that is not a MERS Mortgage
Loan, the original recorded Mortgage,  (b) all interim recorded assignments or
(c) the  lender's title policy  (together with all riders thereto)  satisfying the  requirements  set  forth  above,  concurrently  with  the  execution  and delivery  hereof  because such  document or documents  have not been  returned from the  applicable  public  recording  office in the case of  clause  (a) or
(b) above,  or because the title policy has not been  delivered to the related
Seller or the Depositor by the applicable  title insurer in the case of clause
(c) above,  the Depositor shall promptly deliver to the related Custodian,  in the case of clause (a) or  (b) above,  such original  Mortgage or such interim assignment,  as the case may be, with evidence of recording  indicated thereon upon receipt  thereof from the public  recording  office,  or a copy  thereof, certified,  if appropriate,  by the relevant recording office and, in the case of clause  (c) above,  any title policy upon receipt from the applicable title insurer.

            As  promptly  as  practicable  subsequent  to  such  transfer  and assignment,  and in any  event,  within  thirty  (30) days  thereafter,  DLJMC shall, at its expense,  (i) affix or cause to be affixed the Trustee's name to each  Assignment  of  Mortgage,  as  the  assignee  thereof,  (ii) cause  such assignment  to be in  proper  form for  recording  in the  appropriate  public office  for real  property  records  within  thirty  (30) days  after  receipt thereof and  (iii) cause  to be delivered  for  recording  in the  appropriate public office for real property  records the  assignments  of the Mortgages to the Trustee,  except that,  with respect to any assignment of a Mortgage as to which  DLJMC  has not  received  the  information  required  to  prepare  such assignment in recordable form,  DLJMC's obligation to do so and to deliver the same for such recording shall be as soon as practicable  after receipt of such information  and in any  event  within  thirty  (30) days  after  the  receipt thereof,  and DLJMC need not cause to be recorded any assignment which relates to a Mortgage Loan in any  jurisdiction  under the laws of which, as evidenced by an  Opinion of  Counsel  delivered  by the  Depositor  (at the  Depositor's expense) to the Trustee, the Trust Administrator and DLJMC,  acceptable to the
Rating  Agencies,  the  recordation  of such  assignment  is not  necessary to protect  the  Trustee's  and the  Certificateholders'  interest in the related
Mortgage Loan.

            If    any    original     Mortgage    Note    referred    to    in
Section 2.01(b)(i) above  cannot be located,  the obligations of the Depositor to deliver such  documents  shall be deemed to be satisfied  upon  delivery to the related  Custodian of a photocopy of such  Mortgage  Note,  if  available, with a lost note  affidavit  and  indemnity.  If any of the original  Mortgage
Notes  for  which a lost note  affidavit  and  indemnity  was  delivered  to a
Custodian  is  subsequently  located,  such  original  Mortgage  Note shall be delivered to such Custodian within three (3) Business Days.

(c)   The Trustee and the Trust  Administrator  are  authorized  to enter into one or more Custodial Agreements,  at the direction of the Depositor,  for the
purpose  of  having  a  Custodian   maintain  custody  of  the  documents  and
instruments  referred to in this  Section 2.01,  and any  documents  delivered
thereunder   shall  be  delivered  to  such   Custodian   and  any   Officer's
Certificates  delivered  with  respect  thereto  shall  be  delivered  to  the
Trustee, the Trust Administrator and such Custodian.

(d)   It is the  express  intent of the  parties  to this  Agreement  that the conveyance  of the Mortgage  Loans by the Depositor to the Trustee as provided in this  Section 2.01 be, and be construed as, a sale of the Mortgage Loans by the  Depositor  to the  Trustee.  It is,  further,  not the  intention  of the parties  to this  Agreement  that  such  conveyance  be deemed a pledge of the
Mortgage  Loans by the  Depositor  to the  Trustee  to  secure a debt or other obligation of the Depositor.  However, in the event that,  notwithstanding the intent of the parties to this  Agreement,  the  Mortgage  Loans are held to be the property of the  Depositor,  or if any for any other reason this Agreement is held or deemed to create a security  interest  in the  Mortgage  Loans then
(a) this  Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform  Commercial Code;  (b) the
conveyance  provided for in this Section 2.01 shall be deemed to be a grant by the  Depositor to the Trustee for the benefit of the  Certificateholders  of a security interest in all of the Depositor's  right,  title and interest in and to (1) the Mortgage Loans listed in the Mortgage Loan Schedule,  including all interest and  principal  received or  receivable  by the  Depositor on or with respect to the Mortgage Loans after the related  Cut-off Date and any Assigned
Prepayment  Premiums  with  respect  thereto,  but not  including  payments of principal  and  interest due and payable on the Initial  Mortgage  Loans on or before the related Cut-off Date,  together with the Mortgage Files relating to
the  Mortgage  Loans,  (2) REO Property,   (3)  the  Collection  Account,  the
Certificate   Account,   the  Prefunding  Account,  the  Capitalized  Interest
Account,  the  Group 5  Interest  Rate Cap  Account,  the  Group 6  Basis Risk
Reserve  Fund and all amounts  deposited  therein  pursuant to the  applicable provisions of this Agreement,  (4) any insurance  policies with respect to the
Mortgage  Loans,   (5)  the  Depositor's   rights  under  the  Assignment  and
Assumption  Agreement  and (6) all  proceeds of the  conversion,  voluntary or involuntary,  of any of the  foregoing  into  cash or other  liquid  property;
(c) the  possession  by the Trustee or any Custodian of such items of property and such other items of property as constitute instruments,  money, negotiable documents  or  chattel  paper  shall be  deemed  to be "in  possession  by the secured  party" for purposes of perfecting the security  interest  pursuant to
Section 9-313 of the New York Uniform  Commercial Code; and  (d) notifications
to  persons   holding  such  property,   and   acknowledgments,   receipts  or
confirmations   from   persons   holding  such   property,   shall  be  deemed
notifications  to,  or   acknowledgments,   receipts  or  confirmations  from,
financial  intermediaries,  bailees or agents (as  applicable)  of the Trustee for the benefit of the  Certificateholders  for the purpose of perfecting such security  interest  under  applicable  law (except that nothing in this clause
(d) shall  cause any person to be deemed to be an agent of the Trustee for any purpose other than for perfection of such security  interests unless, and then only to the  extent,  expressly  appointed  and  authorized  by the Trustee in writing).  The Depositor and the Trustee,  upon directions from the Depositor, shall, to the extent consistent with this Agreement,  take such actions as may be  necessary  to  ensure  that,  if this  Agreement  were  deemed to create a security  interest in the Mortgage  Loans,  such  security  interest  would be deemed to be a perfected  security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

(e)   The Depositor  hereby  authorizes and directs the Trustee to (i) execute the Group 5  Interest Rate Cap Agreement and (ii) to ratify,  on behalf of the
Trust,  the terms  agreed to by the  Depositor  with  respect  to the  Group 5
Interest Rate Cap  Agreement.  The Depositor  shall pay or cause to be paid on behalf  of the  Trust  the  payments  owed to the  Group 5  Interest  Rate Cap
Counterparty  as of the  Closing  Date  pursuant  to the terms of the  Group 5
Interest Rate Cap Agreement.

(f)   Upon one Business Day's prior written  notice to the Trustee,  the Trust
Administrator  and the Rating Agencies,  on any Business Day designated by the
Depositor during the Prefunding Period, the Depositor,  DLJMC, the Trustee and
the Trust  Administrator  shall  complete,  execute and  deliver a  Subsequent
Transfer  Agreement so long as each Rating Agency has provided notice that the execution and delivery of such Subsequent  Transfer  Agreement will not result in a reduction or withdrawal of the ratings  assigned to the  Certificates  on the Closing Date.

            The transfer of Subsequent  Mortgage  Loans and the other property and rights  relating to them on a Subsequent  Transfer  Date is subject to the satisfaction of each of the following conditions:

                  (i)   each   Subsequent   Mortgage  Loan  conveyed  on  such
      Subsequent  Transfer Date satisfies the  representations  and warranties applicable to it under this  Agreement as of the  applicable  Subsequent
      Transfer  Date;  provided,  however,  that with respect to a breach of a representation and warranty with respect to a Subsequent  Mortgage Loan, the  obligation  under  Section 2.03  of this  Agreement  of the related
      Seller to cure,  repurchase  or replace such  Subsequent  Mortgage  Loan shall  constitute the sole remedy against the related Seller  respecting such  breach  available  to  Certificateholders,  the  Depositor  or the
      Trustee;

                  (ii)  the Rating  Agencies  shall have been provided with an
      Opinion of  Counsel or  Opinions  of  Counsel  (dated as of the  Closing
      Date),   at  the  expense  of  the   Depositor,   with  respect  to  the
      characterization  of the  transfer  of  the  Subsequent  Mortgage  Loans conveyed on such Subsequent  Transfer Date as a sale, to be delivered as provided pursuant to Section 2.01(g);

                  (iii) the   execution   and  delivery  of  such   Subsequent
      Transfer  Agreement or  conveyance  of the related  Subsequent  Mortgage
      Loans  does not  result in a  reduction  or  withdrawal  of any  ratings assigned to the Certificates on the Closing Date by the Rating Agencies;

                  (iv)   no   Subsequent   Mortgage   Loan  conveyed  on  such
      Subsequent  Transfer Date was 30 or more days  contractually  delinquent as of its subsequent Cut-off Date;

                  (v)   the  remaining   term  to  stated   maturity  of  such
      Subsequent Mortgage Loan will not exceed 30 years;

                  (vi)  the Depositor  shall have  deposited in the Collection
      Account  all  principal  and  interest  collected  with  respect  to the related  Subsequent  Mortgage  Loans on or after the related  Subsequent
      Cut-off Date;

                  (vii)   such  Subsequent  Mortgage  Loan  will  not  have  a
      Loan-to-Value Ratio greater than 100.0%;

                  (viii)    such   Subsequent   Mortgage   Loan  will  have  a
      principal balance not greater than $1,500,000;

                  (ix)   no  Subsequent  Mortgage  Loan  shall  have  a  final
      maturity date after December 1, 2035;

                  (x)   such  Subsequent   Mortgage  Loan  shall  have  a  Net
      Mortgage Rate equal to or greater than 3.50%;

                  (xi)  such  Subsequent  Mortgage  Loan  shall  have a  first payment date no later than January 1, 2006;

                  (xii)  such  Subsequent  Mortgage  Loan  will  be  otherwise acceptable to the Rating Agencies;

                  (xiii) no  Subsequent  Mortgage  Loan will be subject to the
      Homeownership  and Equity Protection Act of 1994 or any comparable state or local law;

                  (xiv)       no  such  Subsequent  Mortgage  Loan  will  be a
      balloon loan;

                  and

                  (xv)  following the  conveyance of the  Subsequent  Mortgage
      Loans on such  Subsequent  Transfer  Date,  the  characteristics  of the
      Mortgage Loans in Loan Group 5 will be as follows  (calculated as of the respective Cut-off Dates):

                        (A)         a  weighted   average   Mortgage  Rate  of
            approximately 6.410% per annum;

                        (B)         a  weighted  average   remaining  term  to
            stated maturity of approximately 355 months;

                        (C)         a weighted average  Loan-to-Value Ratio of
            not more than 78.50%;

                        (D)         no more than 20.0% of such Mortgage  Loans
            (by   aggregate   Cut-off   Date   Principal   Balance)   will  be
            concentrated in one state;

                        (E)         no more than 35.0% of such Mortgage  Loans
            (by  aggregate  Cut-off  Date  Principal  Balance)  will relate to non-owner occupied properties; and

                        (F)         no more than 67.5% of such Mortgage  Loans
            (by  aggregate  Cut-off Date  Principal  Balance) will be interest only Mortgage Loans.

(g)   Upon (1)  delivery  to the Trustee  and the Trust  Administrator  by the
Depositor  of a revised  Mortgage  Loan  Schedule  reflecting  the  Subsequent
Mortgage Loans conveyed on such  Subsequent  Transfer Date and (2) delivery to the Trustee  and the Trust  Administrator  by the  Depositor  of an  Officer's
Certificate  confirming the  satisfaction of each of the conditions  precedent set forth in  Section 2.01(f),  the  Trust  Administrator  shall  remit to the
Depositor the Aggregate  Subsequent  Transfer Amount related to the Subsequent
Mortgage Loans  transferred by the Depositor on such Subsequent  Transfer Date from funds in the related Prefunding Account(s).

            The Trustee and the Trust  Administrator  shall not be required to investigate or otherwise  verify  compliance  with the conditions set forth in the  preceding  paragraph,  except for its own receipt of documents  specified above, and shall be entitled to rely on the required Officer's Certificate.

(h)   Except  as  specifically  set  forth in this  Agreement  or by  separate written  agreement  among the  related  parties  hereto,  the  Depositor,  the
Sellers,  each Servicer and the Master  Servicer  agree that the provisions of this Agreement  shall  supercede any provisions in any existing  mortgage loan purchase  agreement or servicing  agreement with respect to the Mortgage Loans for which the Depositor,  the Sellers,  a Servicer or the Master  Servicer may
be a party.

SECTION 2.02.     Acceptance by the Trustee.

(a)   Pursuant to the related  Custodial  Agreement,  each Custodian agrees to execute and deliver on the Closing Date to the Depositor,  the Trustee and the
Trust  Administrator  a Trust  Receipt and Initial  Certification  in the form annexed hereto as Exhibit I-1.  Based on its review and examination,  and only
as  to  the   documents   identified   in  such  Trust   Receipt  and  Initial
Certification,  each Custodian acknowledges that such documents appear regular on their face and relate to such Initial  Mortgage Loan. The Custodians  shall be under no duty or obligation to inspect,  review or examine said  documents, instruments,  certificates  or other  papers  to  determine  that the same are genuine,  enforceable or appropriate for the represented  purpose or that they have actually been recorded in the real estate  records or that they are other than what they purport to be on their face.

            Pursuant to the  related  Custodial  Agreement,  not later than 90 days after the Closing Date,  each  Custodian  shall deliver to the Depositor,
the  Trustee  and  the  Trust   Administrator   a  Trust   Receipt  and  Final
Certification  in the form annexed  hereto as Exhibit J,  with any  applicable exceptions noted thereon.

            Based  solely upon the Trust  Receipt  and  Initial  Certification received from the  Custodians,  and subject to the provisions of  Section 2.01 and  any  exceptions  noted  on an  exception  report  described  in the  next paragraph below, the Trustee  acknowledges  receipt of the documents  referred to in  Section 2.01  above  and  declares  that it holds  and will  hold  such documents and the other documents  delivered to it  constituting  the Mortgage
File,  and that it holds or will hold all such  assets and such  other  assets included in the  definition  of the Trust Fund in trust for the  exclusive use and benefit of all present and future Certificateholders.

            If, in the course of such review,  a Custodian  finds any document constituting  a part of a Mortgage  File which does not meet the  requirements of  Section 2.01,  such Custodian shall list such as an exception in the Trust
Receipt and Final Certification  pursuant to the related Custodial  Agreement;
provided,  however,  that the Custodian shall not make any determination as to whether  (i) any  endorsement  is sufficient to transfer all right,  title and interest of the party so endorsing,  as noteholder or assignee thereof, in and to that  Mortgage  Note or (ii) any  assignment  is in  recordable  form or is sufficient to effect the  assignment  of and transfer to the assignee  thereof under the mortgage to which the assignment relates.

            The  related  Seller  shall  promptly  correct or cure such defect within 90 days from the date it was so  notified  of such  defect  and, if the related  Seller does not  correct or cure such  defect  within such period and
such   defect    materially   and   adversely   affects   the   interests   of
Certificateholders  in the related  Mortgage  Loan,  the related  Seller shall either  (a) substitute  for the related  Mortgage Loan a Qualified  Substitute
Mortgage Loan,  which  substitution  shall be  accomplished  in the manner and subject to the conditions set forth in Section 2.03,  or  (b) repurchase  such
Mortgage  Loan  within  90 days  from the date  that the  related  Seller  was notified  of such  defect in writing at the  Purchase  Price of such  Mortgage
Loan;  or such longer  period not to exceed 720 days from the Closing  Date if the  substitution  or repurchase of a Mortgage Loan pursuant to this provision is  required  by  reason  of a  delay  in  delivery  of any  documents  by the appropriate  recording  office  or title  insurer,  as  applicable;  provided, however,  that the related  Seller shall have no liability  for  recording any
Assignment of Mortgage in favor of the Trustee or for the Custodian's  failure to record such Assignment of Mortgage,  and provided,  further, that no Seller shall be obligated to  repurchase or cure any Mortgage Loan solely as a result of the Custodian's  failure to record such  Assignment of Mortgage.  The Trust
Administrator  shall deliver or direct the Custodian to deliver to each Rating
Agency written notice within  270 days from the Closing Date  indicating  each
Mortgage Loan (a) for  which a mortgage or assignment of mortgage  required to be  recorded  hereunder  has not been  returned by the  appropriate  recording office or (b) as to which  there is a dispute as to location or status of such
Mortgage Loan. Such notice shall be delivered  every 90 days thereafter  until
the  related   Mortgage   Loan  is  returned  to  the   Custodian.   Any  such
substitution  pursuant to clause  (a) of the preceding  sentence  shall not be effected prior to the delivery to the Trustee and the Trust  Administrator  of
(1) the Opinion of Counsel required by Section 2.05  hereof, and (2) a Request for  Release  substantially  in the  form  of  Exhibit K.  No substitution  is permitted to be made in any calendar  month after the  Determination  Date for such month.  The Purchase  Price for any such Mortgage Loan shall be deposited by the  related  Seller in the related  Collection  Account on or prior to the
Business  Day  immediately  preceding  such  Distribution  Date  in the  month
following  the  month  during  which  the  related  Seller  became   obligated
hereunder to  repurchase  or replace such  Mortgage  Loan and, upon receipt of such deposit and  certification  with respect thereto in the form of Exhibit K hereto,  the Custodian shall release the related  Mortgage File to the related
Seller  and  shall  execute  and  deliver  at  such   entity's   request  such
instruments  of transfer or assignment  prepared by such entity,  in each case without  recourse,  as  shall  be  necessary  to  vest in  such  entity,  or a designee,  the  Trustee's  interest in any  Mortgage  Loan  released  pursuant hereto.

            If  pursuant  to  the  preceding   paragraph  the  related  Seller
repurchases  a  Mortgage  Loan  that  is a MERS  Mortgage  Loan,  the  related
Servicer  shall, at the related  Seller's  expense,  either  (i) cause MERS to execute and deliver an Assignment  of Mortgage in recordable  form to transfer the Mortgage from MERS to the related  Seller and shall cause such Mortgage to be removed  from  registration  on the MERS® System in  accordance  with MERS'
rules and  regulations or (ii) cause MERS to designate on the MERS® System the related Seller as the beneficial holder of such Mortgage Loan.

            The  Custodian  shall execute and deliver prior to 10:00 a.m. (New
York  time) on each  Subsequent  Transfer  Date to the  Depositor,  the  Trust
Administrator  and  each  Servicer  a  Subsequent  Certification  in the  form annexed hereto as Exhibit I-2.  Based on its review and examination,  and only
as  to  the  documents  identified  in  such  Subsequent  Certification,   the
Custodian shall  acknowledge  that such documents appear regular on their face and relate to such Subsequent  Mortgage Loan.  None of the Trustee,  the Trust
Administrator  or the  Custodian  shall be under  any  duty or  obligation  to inspect, review or examine said documents, instruments,  certificates or other papers to determine that the same are genuine,  enforceable or appropriate for the  represented  purpose or that they have actually been recorded in the real estate  records or that they are other  than what they  purport to be on their face.

            Not later  than 90 days  after the end of the  Prefunding  Period, the Custodian  shall deliver to the Depositor,  the Trust  Administrator,  the
Sellers  and  each  Servicer  a  Final   Certification  with  respect  to  the
Subsequent  Mortgage  Loans in the form annexed  hereto as Exhibit J  with any applicable exceptions noted thereon.

            If, in the course of such review of the  Mortgage  Files  relating
to  the  Subsequent   Mortgage   Loans,   the  Custodian  finds  any  document
constituting  a part of a Mortgage  File which does not meet the  requirements of  Section 2.01,  the Custodian  shall list such as an exception in the Final
Certification;  provided,  however,  that  the  Custodian  shall  not make any determination as to whether (i) any  endorsement is sufficient to transfer all right,  title  and  interest  of the  party so  endorsing,  as  noteholder  or assignee  thereof,  in and to that Mortgage Note or (ii) any  assignment is in recordable  form or is sufficient to effect the  assignment of and transfer to the assignee thereof under the mortgage to which the assignment  relates.  The related  Seller shall cure any such defect or repurchase or substitute for any such Mortgage Loan in accordance with this Section 2.02(a).

(b)   It is understood  and agreed that the obligation of the Sellers to cure, substitute  for or to  repurchase  any  Mortgage  Loan which does not meet the requirements of Section 2.01  shall constitute the sole remedy respecting such defect available to the Trustee,  the Trust  Administrator,  the Depositor and
any Certificateholder against the Sellers.

SECTION 2.03.     Representations and Warranties of the Sellers, Master
                              Servicer and Servicers.

(a)   Each of DLJMC,  in its  capacity as a Seller,  WMB, in its capacity as a
Seller and as a Servicer,  Wells Fargo,  in its  capacity as Master  Servicer,
SPS, in its capacity as a Servicer and as Special  Servicer,  and Wells Fargo,
in  its  capacity  as  a  Servicer,   hereby  makes  the  representations  and
warranties  applicable to it set forth in Schedules IIA, IIB, IIC, IID or IIE, as  applicable  hereto,  and by this  reference  incorporated  herein,  to the
Depositor,  the Trustee and the Trust  Administrator,  as of the Closing Date,
or if so specified  therein,  as of the Cut-off Date or such other date as may be  specified.  In addition,  WMB, in its capacity as a Servicer,  SPS, in its capacity  as a  Servicer  and as Special  Servicer,  and Wells  Fargo,  in its
capacity as a Servicer,  makes the representations  and warranties  applicable to it set forth in  Schedules  IIB, IID and IIE hereto,  respectively,  and by this reference  incorporated  herein, to the Master Servicer as of the Closing
Date,  or if so specified  therein,  as of the Cut-off Date or such other date as may be specified.

(b)   (i)   DLJMC,   in  its   capacity   as  a  Seller,   hereby   makes  the
representations  and  warranties  set forth in  Schedule  IIIA as to the DLJMC
Mortgage Loans and by this reference  incorporated  herein,  to the Depositor, the Trustee and the Trust  Administrator,  as of the  Closing  Date,  or if so
specified  therein,  as of the  Cut-off  Date  or  such  other  date as may be specified  and (ii)  WMB,  in its  capacity  as a  Seller,  hereby  makes  the representations  and  warranties  set  forth  in  Schedule  IIIB as to the WMB
Mortgage Loans and by this reference  incorporated  herein,  to the Depositor, the Trustee and the Trust  Administrator,  as of the  Closing  Date,  or if so
specified  therein,  as of the  Cut-off  Date  or  such  other  date as may be specified.

(c)   Upon  discovery  by  any  of  the  parties  hereto  of  a  breach  of  a representation  or warranty made pursuant to  Section 2.03(b) that  materially and adversely affects the interests of the  Certificateholders in any Mortgage
Loan,  the party  discovering  such breach shall give prompt notice thereof to the other  parties.  Each Seller hereby  covenants  that within 90 days of the earlier of its discovery or its receipt of written  notice from any party of a
breach  of  any   representation   or   warranty   made  by  it   pursuant  to
Section 2.03(b) which  materially  and adversely  affects the interests of the
Certificateholders  in any  Mortgage  Loan sold by the  related  Seller to the
Trust, it shall cure such breach in all material respects,  and if such breach is not so cured,  shall, (i) if such 90 day period expires prior to the second anniversary  of the  Closing  Date,  remove  such  Mortgage  Loan (a  "Deleted
Mortgage  Loan") from the Trust Fund and  substitute  in its place a Qualified
Substitute  Mortgage  Loan,  in the manner and subject to the  conditions  set forth in this  Section;  or  (ii) repurchase  the  affected  Mortgage  Loan or
Mortgage Loans at the Purchase Price in the manner set forth below;  provided, however,  that  any such  substitution  pursuant  to  (i) above  shall  not be effected prior to the delivery to the Trustee and the Trust  Administrator  of the Opinion of Counsel required by Section 2.05  hereof,  if any, and any such substitution  pursuant  to  (i) above  shall  not  be  effected  prior  to the additional  delivery  to the Trustee or the Trust  Administrator  of a Request
for Release  substantially  in the form of  Exhibit K  relating to the Deleted
Mortgage  Loan  and the  Mortgage  File  for  any  such  Qualified  Substitute
Mortgage Loan. The related  Seller shall promptly  reimburse the Trustee,  the
Trust  Administrator,  the Special  Servicer and the related Servicer (if such
Servicer  is not the  Seller  of such  Mortgage  Loan) for any  actual  out of pocket expenses reasonably incurred by the Trustee,  the Trust  Administrator, the Special  Servicer and the related  Servicer  (if such  Servicer is not the
Seller of such  Mortgage  Loan) in respect of enforcing  the remedies for such breach.  With respect to any representation  and warranties  described in this
Section which  are  made  to  the  best  of a  Seller's  knowledge,  if  it is discovered by any of the  Depositor,  the Master  Servicer,  the Sellers,  any
Servicer,  the Special Servicer,  the Trustee or the Trust  Administrator that the  substance  of such  representation  and warranty is  inaccurate  and such inaccuracy  materially and adversely affects the value of the related Mortgage
Loan or the interests of the Certificateholders  therein,  notwithstanding the related  Seller's  lack of  knowledge  with  respect to the  substance of such representation  or warranty,  such inaccuracy  shall be deemed a breach of the applicable representation or warranty.

            With respect to any Qualified  Substitute  Mortgage Loan or Loans,
the  related  Seller  shall  deliver to the  Custodian  for the benefit of the
Certificateholders  the Mortgage Note, the Mortgage, the related assignment of the  Mortgage,  and such other  documents  and  agreements  as are required by
Section 2.01(b),  with the Mortgage Note endorsed and the Mortgage assigned as required by  Section 2.01.  No  substitution  is  permitted  to be made in any calendar  month  after  the  Determination  Date  for  such  month.  Scheduled
Payments due with respect to Qualified  Substitute Mortgage Loans in the month of  substitution  shall not be part of the Trust Fund and will be  retained by the related  Seller on the next  succeeding  Distribution  Date. For the month of substitution,  distributions to Certificateholders will include the monthly payment due on any Deleted  Mortgage  Loan for such month and  thereafter  the related Seller shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage  Loan. The related Seller shall amend the Mortgage Loan
Schedule for the benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage Loan and the  substitution of the Qualified  Substitute
Mortgage  Loan or Loans and the  related  Seller  shall  deliver  the  amended
Mortgage  Loan   Schedule  to  the  Trustee,   the  Servicers  and  the  Trust
Administrator.  Upon such  substitution,  the  Qualified  Substitute  Mortgage
Loan  or  Loans  shall  be  subject  to the  terms  of this  Agreement  in all respects,  and the related Seller shall be deemed to have made with respect to such  Qualified  Substitute  Mortgage  Loan  or  Loans,  as  of  the  date  of
substitution,   the   representations   and   warranties   made   pursuant  to
Section 2.03(b) with   respect   to  such   Mortgage   Loan.   Upon  any  such
substitution and the deposit to the Collection  Account of the amount required to be deposited  therein in connection with such  substitution as described in the following  paragraph,  the Trustee shall instruct the Custodian to release the Mortgage File held for the benefit of the  Certificateholders  relating to such  Deleted  Mortgage  Loan to the  related  Seller  and the  Trustee  shall execute and deliver at the related  Seller's  direction  such  instruments  of transfer or assignment  prepared by the related  Seller,  in each case without recourse,  as shall be necessary to vest title in the related  Seller,  or its designee,  the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

            For any month in which a Seller  substitutes one or more Qualified
Substitute  Mortgage Loans for one or more Deleted  Mortgage Loans, the Master
Servicer shall determine the amount (if any) by which the aggregate  principal balance  of all such  Qualified  Substitute  Mortgage  Loans as of the date of substitution is less than the aggregate Stated  Principal  Balance of all such
Deleted Mortgage Loans (after  application of the scheduled  principal portion of the  monthly  payments  due in the month of  substitution).  The  amount of such shortage (the "Substitution  Adjustment  Amount") plus an amount equal to the  aggregate of any  unreimbursed  Advances,  Servicing  Advances and unpaid
Servicing Fees with respect to such Deleted  Mortgage Loans shall be deposited in the  related  Collection  Account  by the  related  Seller on or before the
Business  Day  immediately  preceding  the  Distribution  Date  in  the  month succeeding  the calendar  month during which the related  Mortgage Loan became required to be repurchased or replaced hereunder.

            One or more  mortgage  loans  may be  substituted  for one or more
Deleted  Mortgage  Loans.  The  determination  of whether a mortgage loan is a
Qualified  Substitute  Mortgage Loan may be satisfied on an individual  basis.
Alternatively,  if more than one mortgage loan is to be substituted for one or more Deleted  Mortgage Loans, the  characteristics  of such mortgage loans and
Deleted  Mortgage  Loans  shall be  aggregated  or  calculated  on a  weighted average basis, as applicable,  in determining  whether such mortgage loans are
Qualified Substitute Mortgage Loans.

            In the event  that a Seller  shall be  required  to  repurchase  a
Mortgage Loan pursuant to this  Agreement,  the Purchase  Price therefor shall be deposited in the related  Collection  Account on or before the Business Day immediately  preceding the Distribution  Date in the month following the month during which such Seller became  obligated  hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase  Price and receipt of a Request for Release in the form of Exhibit K  hereto,  the  Custodian  shall
release   the   related   Mortgage   File   held  for  the   benefit   of  the
Certificateholders  to such Person,  and the Trustee shall execute and deliver at  such  Person's  direction  such  instruments  of  transfer  or  assignment prepared by such Person, in each case without recourse,  as shall be necessary to  transfer  title from the  Trustee.  It is  understood  and agreed that the obligation  under  this  Agreement  of  any  Person  to  cure,  repurchase  or substitute  any  Mortgage  Loan  as to  which a  breach  has  occurred  and is continuing  shall  constitute the sole remedy against such Persons  respecting such breach  available to  Certificateholders,  the Depositor,  the Trustee or
the Trust Administrator on their behalf.

            The   representations   and  warranties   made  pursuant  to  this
Section 2.03  shall survive  delivery of the respective  Mortgage Files to the
Trustee,  the Trust  Administrator  or the  Custodian  for the  benefit of the
Certificateholders.

(d)   With respect to any Mortgage  Loan which  becomes  delinquent in payment by 90 days or more or is an  REO Property,  the related  Seller shall have the right to repurchase  such Mortgage Loan from the Trust at a price equal to the
Purchase Price;  provided,  however,  that (i) such  Mortgage Loan is still 90 days  or  more  delinquent  or is an  REO Property  as of  the  date  of  such repurchase and (ii) this  repurchase  option,  if not  theretofore  exercised, shall  terminate  on the date at the close of  business  on the 90th day after the  Mortgage  Loan is 90 days  delinquent  or the  Mortgage  Loan  becomes an
REO Property;  provided,  further, that in no event shall such repurchase take place  with  respect  to  Mortgage  Loans  constituting  more  than  5% of the aggregate  Cut-off Date  Principal  Balance of the Mortgage Loans plus amounts on deposit in the Prefunding  Account as of the Closing Date.  This repurchase obligation,  if not exercised,  shall not be reinstated  thereafter unless the delinquency  is cured and the Mortgage Loan  thereafter  again becomes 90 days or more delinquent or becomes an REO Property,  in which case the option shall again  become  exercisable  as of the first day the  Mortgage  Loan becomes 90 days or more delinquent or becomes an REO Property.

            In the event that the related Seller  exercises  such option,  the
Purchase Price therefor shall be deposited in the related  Collection  Account and upon such  deposit of the  Purchase  Price and  receipt  of a Request  for
Release in the form of  Exhibit K hereto,  the  Custodian  shall  release  the related  Mortgage File held for the benefit of the  Certificateholders  to the related  Seller,  and the  Trustee  shall  execute  and deliver at the related
Seller's direction such instruments of transfer or assignment  prepared by the related  Seller,  in each case  without  recourse,  as shall be  necessary  to transfer title from the Trustee to the related Seller.

SECTION 2.04.     Representations and Warranties of the Depositor as to the
                              Mortgage Loans.

            The Depositor  hereby  represents and warrants to the Trustee with respect to the Mortgage  Loans that,  as of the Closing  Date,  assuming  good title has been conveyed to the Depositor,  the Depositor had good title to the
Mortgage  Loans and Mortgage  Notes,  and did not encumber the Mortgage  Loans during its period of  ownership  thereof,  other than as  contemplated  by the
Agreement.

            It  is  understood  and  agreed  that  the   representations   and
warranties  set  forth in this  Section 2.04  shall  survive  delivery  of the
Mortgage Files to the Custodian.

SECTION 2.05.     Delivery of Opinion of Counsel in Connection with
                              Substitutions.

            Notwithstanding  any  contrary  provision  of this  Agreement,  no substitution  pursuant  to  Section 2.02  shall be made more than  ninety (90)
days after the Closing Date unless the related Seller  delivers to the Trustee and the Trust  Administrator  an Opinion of Counsel,  which Opinion of Counsel shall not be at the expense of any of the Trustee,  the Trust Administrator or the Trust Fund, addressed to the Trustee and the Trust  Administrator,  to the
effect that such  substitution  will not  (i) result in the  imposition of the tax on "prohibited  transactions" on the Trust Fund or contributions after the
Startup  Date,  as defined in Sections  860F(a)(2)  and  860G(d) of  the Code, respectively,  or (ii) cause  each REMIC created  hereunder to fail to qualify as a REMIC  at any time  that  any  Certificates  are  outstanding;  provided, however,  that no Opinion of Counsel shall be required if (A) the substitution occurs  within two years of the Closing Date and (B) the  substitution  occurs with  respect to Mortgage  Loans that are  "defective"  under the Code and the related  Seller  delivers  to the  Trustee  and  the  Trust  Administrator  an
Officer's Certificate substantially in the form of Exhibit W.

SECTION 2.06.     Issuance of Certificates.

            The Trustee  acknowledges  the  assignment  to it of the  Mortgage
Loans together with the  assignment to it of all other assets  included in the
Trust Fund,  receipt of which,  subject to the provisions of  Section 2.02(a), is hereby  acknowledged.  Concurrently  with such  assignment and delivery and in  exchange  therefor,  the  Trust  Administrator,  pursuant  to the  written request  of  the  Depositor  executed  by an  officer  of the  Depositor,  has executed the Certificates  and caused them to be  authenticated  and delivered to or upon the  order  of the  Depositor  in  authorized  denominations  which evidence  ownership  of the Trust  Fund.  The  rights of the  Holders  of such
Certificates  to receive  distributions  from the Trust Fund and all ownership interests of the Holders of the  Certificates in such  distributions  shall be as set forth in this Agreement.

SECTION 2.07.     REMIC Provisions.

(a)   The Depositor  hereby elects and authorizes the Trust  Administrator  to treat the  Trust  Fund as the  number  of  separate  REMICs  specified  in the
Preliminary  Statement  (each,  a "REMIC")  under the Code and, if  necessary,
under  applicable   state  law  and  apply  such   Preliminary   Statement  in
determining the rights of the Interests in REMICs thereby  created.  Each such election  will be  made on Form  1066  or  other  appropriate  federal  tax or information  return  (including  Form 8811) or any  appropriate  state  return
(x) for the taxable year ending on the last day of the calendar  year in which the  Certificates  are issued and (y) for the taxable  year ending on the last day of the  calendar  year in which  Certificates  are  first  sold to a third party.  The Closing Date is hereby  designated  as the  "startup  day" of each
REMIC  created  hereunder  within  the  meaning of  Section 860G(a)(9)  of the
Code.  The  "regular  interests"  (within the meaning of  Section 860G  of the
Code) in each REMIC shall consist of the regular  interests with the terms set forth  for each  REMIC  in the  Preliminary  Statement  and the  Class AR  and
Class AR-L  Certificates  shall  represent  the  beneficial  ownership  of the
"residual  interest" in each REMIC  created  hereunder.  Neither the Depositor nor the Trust  Administrator  nor the Trustee shall permit the creation of any
"interests"  (within  the  meaning of  Section 860G  of the Code) in any REMIC other than as set forth in the Preliminary Statement.

(b)   The Trust  Administrator  shall act as the "tax matters  person" (within the meaning of the REMIC Provisions) for each REMIC created hereunder,  in the manner provided under Treasury  regulations  section 1.860F 4(d) and temporary
Treasury  regulations  section  301.6231(a)(7)1T.  In the  event  that for any reason,  the Trust  Administrator  is not recognized as the tax matters person then the  Trust  Administrator  shall act as agent  for the  Class AR  and the
Class AR-L  Certificateholder  as tax matters  person.  By its acceptance of a
Class AR or Class AR-L  Certificate,  each Holder thereof shall have agreed to such  appointment  and shall have  consented to the  appointment  of the Trust
Administrator  as its agent to act on behalf of each REMIC  created  hereunder pursuant to the specific duties outlined herein.

(c)   A Holder of the Class AR or Class AR-L Certificates,  by the purchase of such  Certificates,  shall be deemed to have agreed to timely pay, upon demand by the  Trust  Administrator,  the  amount  of any  minimum  California  state franchise  taxes  due with  respect  to each  REMIC  created  hereunder  under
Sections  23151(a) and  23153(a) of the California  Revenue and Taxation Code.
Notwithstanding the foregoing,  the Trust Administrator shall be authorized to retain the amount of such tax from  amounts  otherwise  distributable  to such
Holder in the event such Holder does not  promptly pay such amount upon demand by the Trust  Administrator.  In the event  that any other  federal,  state or local  tax  is  imposed,  including  without  limitation  taxes  imposed  on a
"prohibited  transaction"  of a REMIC as defined in  Section 860F of the Code,
such  tax  shall  be  charged   against   amounts   otherwise   available  for
distribution to the applicable Holder of a Class AR or Class AR-L  Certificate and then against amounts  otherwise  available for distribution to the Holders of  Regular  Certificates  in  accordance  with the  provisions  set  forth in
Section 4.01.  The Trust  Administrator  or the Trustee shall promptly deposit in the  Certificate  Account any amount of "prohibited  transaction"  tax that results from a breach of the Trust  Administrator's  or the Trustee's  duties, respectively,  under  this  Agreement.  The  Master  Servicer  or the  related
Servicer  shall  promptly  deposit in the  Certificate  Account  any amount of
"prohibited  transaction"  tax  that  results  from a  breach  of  the  Master
Servicer's or such Servicer's duties, respectively, under this Agreement.

(d)   The Trust  Administrator  shall act as  attorney  in fact and as the tax matters person of each REMIC created  hereunder and in such capacity the Trust
Administrator  shall:  (i) prepare,  sign and file,  or cause to be  prepared, signed and filed,  federal and state tax returns  using a calendar year as the taxable  year for each REMIC  created  hereunder  when and as  required by the
REMIC  Provisions and other  applicable  federal income tax laws as the direct representative  of each  such  REMIC in  compliance  with  the Code and  shall provide  copies  of  such  returns  as  required  by the  Code;  (ii) make  an election, on behalf of each REMIC created hereunder,  to be treated as a REMIC on the  federal  tax  return  of such  REMIC for its first  taxable  year,  in accordance with the REMIC Provisions;  and (iii) prepare and forward, or cause
to  be  prepared  and  forwarded,   to  the   Certificateholders  and  to  any
governmental  taxing authority all information reports as and when required to be provided to them in accordance with the REMIC  Provisions.  The expenses of preparing and filing such returns  shall be borne by the Trust  Administrator.
The Depositor,  the Master Servicer and the related  Servicer shall provide on a prompt and timely  basis to the Trust  Administrator  or its  designee  such information  with  respect  to each  REMIC  created  hereunder  as is in their possession and reasonably  required or requested by the Trust Administrator to enable it to perform its obligations under this subsection.

            In its  capacity  as  attorney  in  fact  and as the  tax  matters person,  the Trust  Administrator  shall also: (A) act on behalf of each REMIC created  hereunder in relation to any tax matter or controversy  involving the
Trust Fund,  (B)  represent the Trust Fund in any  administrative  or judicial proceeding  relating to an  examination  or audit by any  governmental  taxing authority  with  respect  thereto  and (C)  cause to be paid  solely  from the sources  provided herein the amount of any taxes imposed on each REMIC created hereunder  when and as the same shall be due and payable (but such  obligation shall not  prevent the Trust  Administrator  or any other  appropriate  Person from contesting any such tax in appropriate  proceedings and shall not prevent the Trust  Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

(e)   The  Trust  Administrator  shall  provide  (i) to  any  transferor  of a
Class AR or Class AR-L  Certificate  such  information as is necessary for the application  of any tax relating to the  transfer of a Class AR or  Class AR-L
Certificate  to any  Person who is not a  permitted  transferee,  (ii) to  the
Certificateholders  such information or reports as are required by the Code or the REMIC Provisions  including  reports relating to interest,  original issue discount and market  discount or premium and  (iii) to  the  Internal  Revenue
Service the name,  title,  address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)   The  Trustee,  to the extent  directed by the Trust  Administrator,  the
Depositor  and the Holder of the  Class AR or  Class AR-L  Certificates  shall take any  action or cause  the  Trust  Fund to take any  action  necessary  to create or  maintain  the status of each  REMIC  created  hereunder  as a REMIC under the REMIC  Provisions and shall assist each other as necessary to create or maintain such status.  Neither the Trustee,  to the extent  directed or (in the case of a failure to act) not  directed  by the Trust  Administrator,  nor the Holder of the Class AR or Class AR-L  Certificates  shall take any action, cause the Trust  Fund to take any action or fail to take (or fail to cause the
Trust Fund to take) any action that, under the REMIC  Provisions,  if taken or not taken,  as the case may be,  could  (i) endanger  the status of each REMIC created  hereunder as a REMIC or (ii) result in the imposition of a tax upon a
REMIC  (including,  but not limited to, the tax on prohibited  transactions as defined in Code  Section 860F(a)(2)  and the tax on  prohibited  contributions set forth in  Section 860G(d) of  the Code)  (either  such event,  an "Adverse
REMIC Event") unless the Trustee and the Trust  Administrator have received an
Opinion of Counsel  (at the  expense of the party seeking to take such action)
to the effect that the  contemplated  action will not endanger  such status or result in the imposition of such a tax.

            The Trustee and the Trust  Administrator shall not take or fail to take any action  (whether or not authorized  hereunder) as to which the Master
Servicer,  a Servicer or the  Depositor  has advised it in writing that it has received  an Opinion of Counsel  to the  effect  that an Adverse  REMIC  Event could occur with  respect to such  action.  In  addition,  prior to taking any action with respect to a REMIC or their  assets,  or causing any REMIC created hereunder  to take any  action,  which is not  expressly  permitted  under the terms of this Agreement,  the Trustee and the Trust Administrator will consult with the Master Servicer,  the Servicers and the Depositor or their designees, in writing,  with respect to whether such action could cause an Adverse  REMIC
Event to occur with  respect to any REMIC  created  hereunder  and the Trustee and the  Trust  Administrator  shall not take any such  action  or cause  that
REMIC to take any such action as to which the Master  Servicer,  any  Servicer or the  Depositor  has advised it in writing that an Adverse REMIC Event could occur.

            In addition,  prior to taking any action with respect to any REMIC created  hereunder  or the  assets  therein,  or  causing  any  REMIC  created hereunder  to take any  action,  which is not  expressly  permitted  under the
terms  of  this   Agreement,   the  Holder  of  the  Class AR  or   Class AR-L
Certificates  will consult with the Trust  Administrator  or its designee,  in writing,  with  respect to whether  such action  could cause an Adverse  REMIC
Event to occur  with  respect  to any  REMIC  created  hereunder,  and no such
Person  shall take any action or cause the Trust Fund to take any such  action as to which the Trust  Administrator has advised it in writing that an Adverse
REMIC Event could occur. The Trustee and the Trust  Administrator  may consult with counsel to make such written advice,  and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

            At  all  times  as  may  be  required  by  the  Code,   the  Trust
Administrator  will,  to the extent  within its  control  and the scope of its duties more specifically set forth herein,  maintain  substantially all of the assets of each REMIC  created  hereunder as  "qualified  mortgages" as defined in  Section 860G(a)(3)  of the Code and "permitted  investments" as defined in
Section 860G(a)(5) of the Code.

(g)   In the event  that any tax is imposed on  "prohibited  transactions"  of any REMIC created hereunder,  as defined in Section 860F(a)(2) of the Code, on
"net  income  from  foreclosure   property"  of  such  REMIC,  as  defined  in
Section 860G(c) of  the  Code,  on any  contributions  to a  REMIC  after  the
Startup Day therefor  pursuant to  Section 860G(d) of  the Code,  or any other tax is imposed by the Code or any applicable  provisions of state or local tax laws, such tax shall be charged (i) to the related Servicer,  if such Servicer has in its sole  discretion  determined  to  indemnify  the Trust Fund against such  tax or if such  tax  arises  out of or  results  from a  breach  of such
Servicer's  duties under  (x) Section 2.07(j)  of this  Agreement to not enter into  any  arrangement  by  which  a  REMIC  would  receive  a  fee  or  other compensation  for  services or to permit such REMIC to receive any income from
assets  other  than   "qualified   mortgages"  or   "permitted   investments,"
(y) Section 3.01  of this  Agreement  to not make or permit any  modification, waiver or amendment of any Mortgage  Loan which would cause any REMIC  created hereunder  to fail to  qualify as a REMIC or result in the  imposition  of any
tax   under   Section 860F(a) or    Section 860G(d) of   the   Code   or   (z)
Section 3.11(c) of  this  Agreement to not cause any  REO Property  to fail to qualify as "foreclosure  property" within the meaning of Section 860G(a)(8) of the Code or to subject any REMIC  created  hereunder to the  imposition of any federal,  state or local income taxes on the income earned from such Mortgaged
Property under  Section 860G(c) of  the Code of otherwise,  (ii) to the Master
Servicer,  if such tax arises  out of or  results  from a breach by the Master
Servicer  of any of its  obligations  under  this  Agreement  or if the Master
Servicer has in its sole  discretion  determined  to indemnify  the Trust Fund against such tax, (iii) to the Trust Administrator,  if such tax arises out of or results from a breach by the Trust  Administrator of any of its obligations under this  Article  II,  (iv) to  the  Trustee,  if such tax arises out of or results  from a breach by the  Trustee  of any of its  obligations  under this
Article II or  (v) otherwise  against  amounts  on  deposit in the  Collection
Account as provided by Section 3.08 and on the Distribution  Date(s) following such  reimbursement  the  aggregate  of  such  taxes  shall  be  allocated  in reduction of the Interest  Distribution Amount on each Class entitled  thereto in the  same  manner  as if  such  taxes  constituted  a  Prepayment  Interest
Shortfall.

            In accordance  with  Section 2.07(c),  the related  Servicer,  the
Master Servicer, the Trustee or the Trust Administrator,  as applicable, shall promptly  deposit  in  the  Certificate  Account  or  Collection  Account,  as
applicable, any amount of such tax.

            For purposes of this  Section 2.07(g),  a tax is imposed following the final and unappealable  determination under the Code of the amount of such tax and written  notice  thereof by the Tax Matters  Person to the party to be charged.

            The  failure of the Master  Servicer  or the  related  Servicer to promptly  deposit  in  the  Certificate  Account  or  Collection  Account,  as
applicable,  any amount of such tax shall be an Event of Default,  as provided in Section 8.01(b).

(h)   The  Trust  Administrator   shall,  for  federal  income  tax  purposes,
maintain  books and records with respect to each REMIC created  hereunder on a calendar  year and on an accrual  basis or as otherwise may be required by the
REMIC Provisions.

(i)   Following  the Startup Day,  none of any  Servicer,  the Trustee  (which will act only at the  direction  of the Trust  Administrator  or as  otherwise specifically  provided in this  Agreement)  or the Trust  Administrator  shall accept  any  contributions  of assets to any REMIC  created  hereunder  unless
(subject  to   Section 2.05)   such   Servicer,   the  Trustee  or  the  Trust
Administrator  shall have  received  an Opinion of Counsel  (at the expense of the party seeking to make such  contribution) to the effect that the inclusion of such  assets in a REMIC  will not cause  that REMIC to fail to qualify as a
REMIC at any time that any  Certificates  are  outstanding,  or  subject  that
REMIC to any tax under the REMIC Provisions or other applicable  provisions of federal, state and local law or ordinances.

(j)   None of any Servicer,  the Trustee (which will act only at the direction of the Trust  Administrator  or as  otherwise  specifically  provided  in this
Agreement) or the Trust  Administrator  shall (subject to Section 2.05)  enter
into  any   arrangement  by  which  a  REMIC  will  receive  a  fee  or  other compensation  for  services  nor permit  such REMIC to receive any income from assets other than "qualified  mortgages" as defined in  Section 860G(a)(3)  of the Code or "permitted  investments" as defined in  Section 860G(a)(5)  of the
Code.

(k)   Within 30 days after the Closing  Date,  the Trust  Administrator  shall apply to the Internal  Revenue Service for an employer  identification  number for each REMIC created  hereunder by means of a Form SS-4 or other  acceptable means and  prepare  and file with the  Internal  Revenue  Service  Form  8811,
"Information  Return for Real Estate Mortgage  Investment Conduits (REMIC) and
Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(l)   None of the Trustee  (which will act only at the  direction of the Trust
Administrator or as otherwise  specifically  provided in this Agreement),  the
Trust  Administrator,  the Master Servicer or any Servicer shall sell, dispose of or substitute  for any of the Mortgage  Loans  (except in  connection  with
(i) the  default,   imminent  default  or  foreclosure  of  a  Mortgage  Loan, including but not limited to, the acquisition or sale of a Mortgaged  Property acquired  by deed in lieu of  foreclosure,  (ii) the  bankruptcy  of any REMIC created  hereunder,  (iii) the  termination  of any  REMIC  created  hereunder pursuant to Article X of this  Agreement or (iv) a  purchase of Mortgage Loans pursuant to Article II or III of this  Agreement) nor acquire any assets for a
REMIC,  nor sell or dispose of any  investments in the  Collection  Account or the  Certificate  Account  for gain nor  accept any  contributions  to a REMIC after the Closing Date  (a) unless  it has received an Opinion of Counsel that such sale, disposition,  substitution or acquisition will not affect adversely the status of any REMIC created  hereunder as a REMIC or (b) unless the Master
Servicer or such Servicer has  determined in its sole  discretion to indemnify the Trust Fund against such tax.

(m)   In order to enable the Trust  Administrator to perform its duties as set forth herein,  the  Depositor  shall  provide,  or cause to be provided to the
Trust  Administrator,  within ten days after the Closing Date, all information or data the Trust Administrator  determines to be relevant for tax purposes to the valuations and offering  prices of the  Certificates,  including,  without limitation,  the price, yield,  prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trust  Administrator  shall be  entitled  to rely  upon  any  and all  such  information  and  data in the performance of its duties set forth herein.  Thereafter,  the Master  Servicer
shall  provide,   promptly  upon  request   therefor,   any  such   additional
information or data that the Trustee or the Trust  Administrator may from time to time  reasonably  request  in order to  enable  the  Trustee  and the Trust
Administrator  to perform their duties as set forth herein and the Trustee and the  Trust  Administrator  shall  be  entitled  to rely  upon any and all such information  and data in the  performance  of its  duties  set  forth  herein.
DLJMC shall  indemnify  the Trust  Administrator  and hold it harmless for any loss,  liability,  damage, claim or expense of the Trust Administrator arising from any  failure of the  Depositor  to provide,  or to cause to be  provided, accurate  information  or data to the Trust  Administrator  on a timely basis.
The Master  Servicer shall  indemnify the Trustee and the Trust  Administrator and hold it harmless for any loss, liability,  damage, claim or expense of the
Trustee  and the Trust  Administrator  arising  from any failure of the Master
Servicer to provide, or to cause to be provided,  accurate information or data required to be  provided  by the Master  Servicer to the Trustee and the Trust
Administrator  on a timely  basis;  provided,  however,  that if any  Servicer shall fail to provide  such  information  to the Master  Servicer  upon timely request for such  information  by the Master  Servicer,  that  Servicer  shall indemnify the Master  Servicer,  the Trustee and the Trust  Administrator  and
hold it  harmless  for any loss,  liability,  damage,  claim or expense of the
Master  Servicer,  the Trustee and the Trust  Administrator  arising  from any failure  of  that  Servicer  to  provide,  or to  cause  to be  provided,  the
information   referred  to  above  on  a  timely  basis.  The  indemnification provisions  hereunder  shall  survive the  termination  of this  Agreement and shall extend to any co-trustee and co-Trust  Administrator  appointed pursuant to this Agreement.

(n)   The Trust  Administrator  shall account for the rights of the Holders of the Group 5 Senior  Certificates and Class M  Certificates to receive payments in  respect  of Basis  Risk  Shortfalls  as  rights  in an  interest  rate cap contract written by the Class 5-X  Certificateholders  in favor of the Holders of the Group 5  Senior  Certificates  and Class M  Certificates  and not as an
obligation  of REMIC IV,  whose  obligation to pay such  Certificates  will be subject to a cap equal to the  applicable  Net Funds Cap and shall account for such rights as property held separate and apart from the regular  interests as required by  Treasury  regulation  section  1.860G-2(i).  Any amounts  paid in
respect  of  Basis  Risk   Shortfalls  by  REMIC IV  shall  be  treated  as  a
distribution  to  the  Class 5-X  Certificates.  In  addition,  the  Class 5-X
Certificateholders  shall  be  deemed  to  have  entered  into  a  contractual arrangement  with the Class AR and Class AR-L  Certificateholders  whereby the
Class AR  and  Class AR-L  Certificateholders  agree  to pay to the  Class 5-X
Certificateholders  on each  Distribution  Date  amounts  that  would,  in the absence of such contractual  agreement,  be distributable  with respect to the residual  interest in REMIC IV  pursuant to  Section 4.01(II)(d)(xiii)  (which amounts are expected to be zero).  Thus each Group 5  Senior  Certificate  and
Class M  Certificate  shall be treated as  representing  ownership of not only
REMIC IV regular  interests,  but also ownership of an interest in an interest rate cap contract.  Each Class 5-X  Certificate  shall represent an obligation under an interest rate cap  contract.  For purposes of  determining  the issue price of REMIC IV  regular  interests,  the Trust  Administrator  shall assume that the interest rate cap contract has a value of $5,000.

            For any  Distribution  Date on which there is a payment  under the
Group 5  Interest Rate Cap Agreement based on a notional  balance in excess of
the  Class  Principal  Balance  of  the  Group 5   Certificates,   the  amount
representing  such  excess  payment  shall not be an asset of the  Trust  and, instead,  shall be paid into and  distributed  out of a separate trust created by this  Agreement  for the benefit of the Group 5  Certificates  and shall be distributed  to the Group 5  Certificates  pursuant to  Section 4.01(II).  The
Trust  Administrator  shall  not be  responsible  for any tax  reporting  with respect to such separate trust.

SECTION 2.08.     Covenants of the Master Servicer and each Servicer.

            The Master Servicer and each Servicer,  severally and not jointly, hereby covenants to the Depositor,  the Trustee and the Trust Administrator as
follows:

(a)   Such Servicer or the Master  Servicer shall comply in the performance of
its   obligations   under  this  Agreement  with  all  reasonable   rules  and
requirements of the insurer under each Mortgage Guaranty Insurance Policy; and

(b)   No written information,  certificate of an officer,  statement furnished in writing or written report delivered to the Depositor,  any affiliate of the
Depositor,  the Trustee or the Trust  Administrator and prepared by the Master
Servicer or such Servicer  pursuant to this  Agreement will contain any untrue statement of a material fact.

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

SECTION 3.01.     Servicers to Service Mortgage Loans.

            For  and on  behalf  of  the  Certificateholders,  as  independent contractors of the Trust, (i) each Servicer,  severally and not jointly, shall
service  and   administer  the  related   Non-Designated   Mortgage  Loans  in
accordance  with the  terms of this  Agreement  and  with  Accepted  Servicing
Practices,  (ii) the Master Servicer shall, in accordance with Section 3.03 of this  Agreement,  master service and administer  the  Non-Designated  Mortgage
Loans  by  overseeing  and  enforcing  the  servicing  of  the  Non-Designated
Mortgage  Loans  by the  related  Servicer  according  to the  terms  of  this
Agreement  and  (iii) the  Master  Servicer  shall,  in  accordance  with  the
Section 3.22 of this  Agreement,  master service and administer the Designated
Mortgage  Loans by overseeing  and  enforcing the servicing of the  Designated
Mortgage Loans by the related  Designated  Servicer  according to the terms of the related Designated  Servicing  Agreement.  The obligations of each of WMB,
SPS and Wells Fargo  hereunder to service and  administer  the Mortgage  Loans shall be limited to the WMB Serviced  Mortgage  Loans,  SPS Serviced  Mortgage
Loans and the Wells Fargo  Serviced  Mortgage  Loans,  respectively;  and with respect to the duties and obligations of each Servicer,  references  herein to related  "Mortgage Loans" shall be limited to the WMB Serviced  Mortgage Loans
(and the related  proceeds  thereof and related REO Properties) in the case of
WMB,  SPS  Serviced  Mortgage  Loans (and the  related  proceeds  thereof  and related  REO  Properties)  in the  case of SPS and the  Wells  Fargo  Serviced
Mortgage Loans (and the related  proceeds  thereof and related REO Properties)
in the case of  Wells  Fargo;  and in no event  shall  any  Servicer  have any responsibility  or liability with respect to any of the other Mortgage  Loans.
The  obligations  of the Master  Servicer to master service and administer the
Non-Designated  Mortgage  Loans shall be limited to the WMB Serviced  Mortgage
Loans,  the Wells Fargo Serviced  Mortgage  Loans,  the SPS Serviced  Mortgage
Loans  and the  Special  Serviced  Mortgage  Loans.  In  connection  with such servicing and administration of the Non-Designated  Mortgage Loans, the Master
Servicer and each Servicer shall have full power and  authority,  acting alone and/or  through  Subservicers  as provided in  Section 3.02  hereof,  to do or cause to be done any and all things that it may deem  necessary  or  desirable in  connection  with such  servicing  and  administration,  including  but not limited  to,  the power and  authority,  subject  to the terms  hereof  (i) to execute  and  deliver,  on behalf  of the  Certificateholders  and the  Trust, customary  consents or waivers and other  instruments  and documents,  (ii) to consent  to  transfers  of  any  Mortgaged  Property  and  assumptions  of the
Mortgage Notes and related  Mortgages (but only in the manner provided in this
Agreement),  (iii) to  collect any  Insurance  Proceeds and other  Liquidation
Proceeds,  and  (iv) to  effectuate  foreclosure  or other  conversion  of the ownership of the  Mortgaged  Property  securing any Mortgage  Loan;  provided, that neither the Master  Servicer nor a Servicer shall take any action that is inconsistent  with  or  prejudices  the  interests  of the  Trust  Fund or the
Certificateholders  in any  Mortgage  Loan or the rights and  interests of the
Depositor,  the Trustee,  the Trust  Administrator  or the  Certificateholders
under this  Agreement.  The Master  Servicer and each Servicer shall represent and protect the  interests of the Trust Fund in the same manner as it protects its own  interests  in  mortgage  loans  in its own  portfolio  in any  claim, proceeding  or  litigation  regarding a Mortgage  Loan,  and shall not make or permit any  modification,  waiver or amendment of any Mortgage Loan that would cause any REMIC  created  hereunder to fail to qualify as a REMIC or result in the  imposition  of any tax under  Section 860F(a) or  Section 860G(d) of  the
Code.  Without  limiting the generality of the foregoing,  the Master Servicer and each  Servicer,  in its own name or in the name of the  Depositor  and the
Trust, is hereby authorized and empowered by the Depositor,  the Trust and the
Trust  Administrator,  when the Master  Servicer or such Servicer  believes it appropriate in its reasonable  judgment,  to execute and deliver, on behalf of
the  Trust,  the  Trustee,  the  Trust  Administrator,   the  Depositor,   the
Certificateholders  or any of them, any and all instruments of satisfaction or cancellation,  or of  partial  or full  release  or  discharge  and all  other comparable  instruments,  with respect to the Mortgage Loans, and with respect to the Mortgaged  Properties  held for the benefit of the  Certificateholders.
The  Master  Servicer  and each  Servicer  shall  prepare  and  deliver to the
Depositor  and/or the Trustee  and/or the Trust  Administrator  such documents requiring  execution  and delivery by either or both of them as are  necessary or  appropriate  to enable  the Master  Servicer  or such  Servicer  to master service and  administer  or service and  administer  the  Mortgage  Loans,  as applicable,  to the extent that the Master  Servicer  or such  Servicer is not permitted  to execute and deliver  such  documents  pursuant to the  preceding sentence.  Upon receipt of such  documents,  the Depositor  and/or the Trustee or the Trust  Administrator  shall execute such  documents and deliver them to the Master Servicer or such Servicer.

            In accordance  with the  standards of the first  paragraph of this
Section 3.01  and  unless  determined  in good  faith  to be a  Nonrecoverable
Advance,  each  Servicer  shall  advance  or  cause  to be  advanced  funds as necessary  for the purpose of effecting  the payment of taxes and  assessments on the Mortgaged  Properties  related to the  Non-Designated  Mortgage  Loans, which advances constitute  Servicing Advances and shall be reimbursable in the first  instance  from  related  collections  from the  Mortgagors  pursuant to
Section 3.06,  and further as provided in  Section 3.08.  In no event will any
Servicer be required to make any Servicing  Advance  which would  constitute a
Nonrecoverable  Advance.  The  costs  incurred  by  a  Servicer,  if  any,  in effecting  the  timely  payments  of taxes and  assessments  on the  Mortgaged
Properties related to the Non-Designated  Mortgage Loans and related insurance premiums shall not, for the purpose of calculating  monthly  distributions  to the  Certificateholders,  be added to the  Stated  Principal  Balances  of the related Non-Designated Mortgage Loans,  notwithstanding that the terms of such
Non-Designated  Mortgage  Loans  so  permit.  The  parties  to this  Agreement acknowledge  that  Servicing  Advances shall be  reimbursable  pursuant to the terms of this Agreement and agree that no Servicing  Advance shall be rejected or  disallowed  by any party  unless  it has been  shown  that such  Servicing
Advance was not made in accordance with this Agreement.

            Each  Servicer  hereby  acknowledges  that,  to  the  extent  such
Servicer has previously  serviced some or all of the  Non-Designated  Mortgage
Loans  pursuant  to another  servicing  agreement,  the  servicing  provisions
contained  in  this  Agreement  shall   supersede  the  servicing   provisions
contained in such other  servicing  agreement from and after the Closing Date, except  that such other  servicing  agreement  shall  survive  and govern with respect to excess  servicing fees and termination  without cause. In addition, the  Master  Servicer  hereby  acknowledges  that,  to the  extent  the Master
Servicer or any  Designated  Servicer has  previously  serviced some or all of the Designated  Mortgage Loans pursuant to another  servicing  agreement,  the provisions  contained  in the related  Designated  Servicing  Agreement  shall supersede the provisions  contained in such other servicing agreement from and after the Closing Date.

            Notwithstanding  anything in this  Agreement to the contrary,  the purchase  of any Wells Fargo  Serviced  Mortgage  Loan by any Person  shall be subject to the rights of Wells  Fargo to continue  servicing  such Wells Fargo
Serviced  Mortgage Loan for the same Servicing Fee substantially in accordance with  the  terms  of this  Agreement  and  the  purchase  of any WMB  Serviced
Mortgage  Loan by any Person shall be subject to the rights of WMB to continue servicing  such  WMB  Serviced  Mortgage  Loan  for  the  same  Servicing  Fee substantially in accordance with the terms of this Agreement.

            With respect to each  Mortgage  Loan,  the related  Servicer  will fully  furnish,  in  accordance  with the Fair  Credit  Reporting  Act and its implementing regulations,  accurate and complete information  (e.g., favorable and  unfavorable) on its borrower credit files to Equifax,  Experian and Trans
Union Credit Information Company, on a monthly basis.

            Each  Servicer is  authorized  and  empowered by the  Trustee,  on behalf of the  Certificateholders  and the Trustee,  in its own name or in the name of any Subservicer,  when a Servicer or any Subservicer,  as the case may be,  believes it  appropriate  in its best  judgment  to register  any related
Mortgage Loan on the MERS® System,  or cause the removal from the registration of such Mortgage Loan on the MERS® System,  to execute and deliver,  on behalf of the  Trustee  and  the  Certificateholders  or any of  them,  any  and  all instruments of assignment  and other  comparable  instruments  with respect to such assignment or  re-recording of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.

SECTION 3.02.     Subservicing; Enforcement of the Obligations of
                              Subservicers.

(a)   The  Non-Designated  Mortgage  Loans may be subserviced by a Subservicer on behalf of the related Servicer in accordance with the servicing  provisions of this  Agreement;  provided,  that the  Subservicer  must be a FNMA-approved lender  or a FHLMC  seller/servicer  in good  standing.  With  respect  to the
Non-Designated  Mortgage Loans, each Servicer may perform any of its servicing responsibilities  hereunder or may cause the  Subservicer  to perform any such servicing  responsibilities on its behalf, but the use by such Servicer of the
Subservicer  shall  not  release  such  Servicer  from any of its  obligations hereunder and such Servicer  shall remain  responsible  hereunder for all acts and omissions of the  Subservicer  as fully as if such acts and omissions were those of such Servicer.  With respect to the  Non-Designated  Mortgage  Loans, each Servicer  shall pay all fees and expenses of any  Subservicer  engaged by such Servicer from its own funds.

            Notwithstanding the foregoing,  with respect to the Non-Designated
Mortgage  Loans,  each  Servicer  shall be entitled to  outsource  one or more separate  servicing  functions to a Person (each, an  "Outsourcer")  that does not meet  the  eligibility  requirements  for a  Subservicer,  so long as such outsourcing  does not constitute the delegation of such Servicer's  obligation to  perform  all  or  substantially  all  of  the  servicing  of  the  related
Non-Designated  Mortgage Loans to such  Outsourcer.  In such event, the use by a Servicer of any such Outsourcer  shall not release the related Servicer from any of its  obligations  hereunder and such Servicer shall remain  responsible hereunder  for all acts and  omissions of such  Outsourcer as fully as if such acts and omissions  were those of such  Servicer,  and such Servicer shall pay all fees and expenses of the Outsourcer from such Servicer's own funds.

            Each  Servicer  may in  connection  with its  duties  as  Servicer hereunder enter into transactions  with any of its Affiliates  relating to the
Non-Designated  Mortgage  Loans;  provided that (a) such  Servicer acts (i) in accordance with Accepted Servicing  Practices and the terms of this Agreement, and (ii) in the  ordinary  course of  business of such  Servicer;  and (b) the terms of such  transaction  are no less  favorable  to such  Servicer  than it would obtain in a comparable  arm's-length  transaction  with a Person that is not an Affiliate of such  Servicer.  Notwithstanding  the preceding  sentence, any such  transaction  between a Servicer and any of its Affiliates  shall not release such Servicer from any of its obligations  hereunder and such Servicer shall  remain  responsible  hereunder  for  all  acts  and  omissions  of such
Affiliate  with respect to such Mortgage  Loans  serviced by it as fully as if such acts and  omissions  were those of such  Servicer.  Any fees and expenses relating to such transaction  between such Servicer and its Affiliate that are not otherwise  reimbursable to such Servicer  pursuant to this Agreement shall be borne by the  parties  thereto  and shall not be an  expense  or fee of the
Trust, the Depositor,  the Trustee,  the Trust  Administrator,  the Sellers or
the Master Servicer.

(b)   With  respect  to any  Non-Designated  Mortgage  Loans,  at the cost and expense of a Servicer,  without any right of reimbursement from the Depositor, the Trustee,  the Trust  Administrator or the applicable  Collection  Account, such Servicer  shall be entitled to terminate the rights and  responsibilities of its  Subservicer  and  arrange  for any  servicing  responsibilities  to be performed by a successor  Subservicer  meeting the  requirements  set forth in
Section 3.02(a),  provided,  however,  that nothing  contained herein shall be deemed to prevent or prohibit such Servicer,  at such Servicer's option,  from electing to service the related  Non-Designated  Mortgage Loans itself. In the event that a Servicer's  responsibilities  and duties under this Agreement are terminated pursuant to Section 8.01,  and if requested to do so by the Trustee or Trust  Administrator  or such Servicer  shall,  at its own cost and expense terminate the rights and  responsibilities  of its  Subservicer  as soon as is reasonably  possible.  Each Servicer shall pay all fees, expenses or penalties necessary  in  order to  terminate  the  rights  and  responsibilities  of its
Subservicer  from such Servicer's own funds without any right of reimbursement
from  the  Depositor,   Trustee,   Trust  Administrator,   or  the  applicable
Collection Account.

(c)   Notwithstanding  any of the  provisions  of this  Agreement  relating to agreements  or  arrangements  between  a  Servicer  and its  Subservicer  or a
Servicer and its Outsourcer,  or any reference herein to actions taken through the Subservicer,  the Outsourcer, or otherwise, the related Servicer shall not be relieved of its  obligations  to the  Depositor,  the Trust,  Trustee,  the
Trust Administrator or  Certificateholders  and shall be obligated to the same extent and under the same terms and  conditions as if it alone were  servicing and  administering  the related  Non-Designated  Mortgage Loans. Each Servicer shall be  entitled  to  enter  into an  agreement  with  its  Subservicer  and
Outsourcer  for  indemnification  of  such  Servicer  by such  Subservicer  or
Outsourcer,  as applicable,  and nothing  contained in this Agreement shall be deemed to limit or modify such indemnification.

            For  purposes  of this  Agreement,  a Servicer  shall be deemed to have  received any  collections,  recoveries  or payments  with respect to the
related  Non-Designated   Mortgage  Loans  that  are  received  by  a  related
Subservicer   regardless   of  whether  such  payments  are  remitted  by  the
Subservicer to such Servicer.

            Any Subservicing  Agreement and any other transactions or services relating to the  Non-Designated  Mortgage Loans involving a Subservicer  shall be deemed to be between the  Subservicer,  and the related Servicer alone, and the Depositor, the Trustee, the Trust Administrator,  the Master Servicer, the
other Servicers and the Special Servicer shall have no obligations,  duties or liabilities  with respect to a Subservicer  including no  obligation,  duty or liability  of the  Depositor,  Trustee,  the Trust  Administrator,  the Master
Servicer,  the Special Servicer or other Servicers to pay a Subservicer's fees and expenses.

(d)   Each  Servicer is hereby  authorized  to enter into a financing or other facility  (any such  arrangement,  a "Facility") under which (i) such Servicer assigns or pledges to another person  (a "Lender")  (A) such Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing  Advances, and (B) any and all rights of such  Servicer  under this  Agreement  resulting from such  Servicer's  performance of its  obligations  under this  Agreement, including,  without limitation, any Servicing Fees, interest income, Ancillary
Income,  and other  payments  received  by such  Servicer  for  servicing  the
Mortgage Loans related  thereto and (ii) the Lender agrees to fund some or all
Advances  and/or  Servicing  Advances  required  to be made  by such  Servicer pursuant to this Agreement.  No consent of the Trustee,  Trust  Administrator,
Master  Servicer,  Certificateholders,  Rating  Agency or any  other  party is required  before such Servicer may enter into a Facility;  provided,  however, that the  consent of the Trust  Administrator  shall be  required  before such
Servicer  may cause to be  outstanding  at one time  more  than one  Facility.
Notwithstanding  the  existence of any Facility,  such  Servicer  shall remain obligated  pursuant to this Agreement to make Advances and Servicing  Advances pursuant to and as required by this  Agreement,  and to perform all duties and obligations  of such Servicer  under this  Agreement and shall not be relieved of such obligations by virtue of such Facility.

SECTION 3.03.     Master Servicing by Master Servicer.

            For and on behalf of the  Certificateholders,  the Master Servicer shall  oversee  and  enforce  the  obligation  of WMB,  Wells Fargo and SPS to service and administer the WMB Serviced  Mortgage Loans,  Wells Fargo Serviced
Mortgage Loans and SPS Serviced  Mortgage Loans,  respectively,  in accordance with the terms of this  Agreement  and shall have full power and  authority to do any and all things which it may deem  necessary or desirable in  connection with such master servicing and  administration.  In performing its obligations hereunder,  the Master  Servicer  shall act in a manner  consistent  with this
Agreement  and with  customary  and usual  standards  of  practice  of prudent mortgage  loan  master  servicers.  Furthermore,  the  Master  Servicer  shall oversee  and  consult  with  WMB,  Wells  Fargo  and  SPS  as  necessary  from time-to-time to carry out the Master Servicer's obligations  hereunder,  shall receive, review and evaluate all reports,  information and other data provided to the Master  Servicer  by WMB,  Wells  Fargo and SPS and shall cause each of
WMB,  Wells Fargo and SPS to perform and  observe the  covenants,  obligations and  conditions  to be  performed  or  observed  by such  Servicer  under this
Agreement.

            With respect to any  Distribution  Date, no later than the related
Cash   Remittance   Date,  the  Master  Servicer  shall  remit  to  the  Trust
Administrator  for  deposit  in the  Certificate  Account  the  amount  of the
Compensating  Interest  Payment for the Master  Servicer  with respect to each
Mortgage  Loan for the related  Prepayment  Period,  to the extent any of WMB,
Wells  Fargo,  SPS  or  the  related  Designated   Servicer  defaults  in  its
obligation   to  make  such   Compensating   Interest   Payment   pursuant  to
Section 3.05.  The  aggregate of such  deposits  shall be made from the Master
Servicer's own funds, without reimbursement therefor.

SECTION 3.04.     Trustee to Act as Master Servicer or Servicer.

            In the event that (A) the Master  Servicer shall for any reason no longer be Master  Servicer  hereunder or (B) any Servicer shall for any reason no longer be a Servicer  hereunder  and,  with  respect to any  Servicer,  the
Master  Servicer shall for any reason no longer be Master  Servicer  hereunder
(including,  in each case,  by reason of an Event of Default),  the Trustee or its successor shall thereupon  assume all of the rights and obligations of the
Master Servicer or such Servicer  hereunder  arising  thereafter  (except that the Trustee shall not be (i) liable for losses of the Master  Servicer or such
Servicer  pursuant  to  Section 3.09  hereof or any acts or  omissions  of the related  predecessor  of the  Master  Servicer  or  such  Servicer  hereunder,
(ii) obligated  to  make  Advances  if  it  is  prohibited  from  doing  so by applicable law,  (iii) obligated to effectuate repurchases or substitutions of
Mortgage  Loans  hereunder  including,  but not  limited  to,  repurchases  or substitutions  of Mortgage  Loans pursuant to  Section 2.02  or 2.03 hereof or
(iv) deemed  to have made any  representations  and  warranties  of the Master
Servicer or such Servicer  hereunder).  Any such  assumption  shall be subject to  Section 8.02  hereof.  Notwithstanding  the foregoing,  if the Trustee has become the  successor  to the Master  Servicer  or a Servicer  hereunder,  the
Trustee may, if it shall be unwilling to so act, or shall,  if it is unable to so act,  appoint,  or petition a court of competent  jurisdiction  to appoint, any established mortgage loan servicing institution,  the appointment of which does not adversely affect the then-current rating of the Certificates,  as the successor to the Master Servicer or a Servicer  hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Master
Servicer or such Servicer, as applicable,  provided that such successor to the
Master Servicer or such Servicer,  as applicable,  shall not be deemed to have made any  representation  or  warranty  as to any  Mortgage  Loan  made by the
Master Servicer or such Servicer, as applicable.

            Each Servicer shall, upon request of the Trust Administrator,  but at the expense of such  Servicer,  deliver to the assuming party all documents
and  records   relating  to  each   Subservicing   Agreement   or   substitute
Subservicing  Agreement and the Mortgage Loans then being serviced  thereunder and hereunder by such Servicer and an accounting of amounts  collected or held by it and  otherwise  use its best efforts to effect the orderly and efficient transfer of the Subservicing  Agreement or substitute  Subservicing  Agreement to the assuming party.

SECTION 3.05.     Collection of Mortgage Loans; Collection Accounts;
                              Certificate Account.

(a)   Continuously  from the date hereof until the  principal  and interest on
all   Non-Designated   Mortgage   Loans   have  been  paid  in  full  or  such
Non-Designated  Mortgage Loans have become  Liquidated  Mortgage  Loans,  each
Servicer  shall proceed in accordance  with  Accepted  Servicing  Practices to collect all  payments  due under each of the related  Non-Designated  Mortgage
Loans when the same  shall  become  due and  payable to the extent  consistent with this  Agreement  and the terms and  provisions  of any  related  Mortgage
Guaranty  Insurance  Policy and shall take  special  care with  respect to the
Non-Designated  Mortgage Loans for which a Servicer  collects  escrow payments in  ascertaining  and  estimating  Escrow  Payments and all other charges that will become due and payable with respect to the Non-Designated  Mortgage Loans and the  related  Mortgaged  Properties,  to the  end  that  the  installments payable by the related  Mortgagors  will be  sufficient to pay such charges as and when they  become  due and  payable.  Consistent  with the  foregoing,  in connection with Non-Designated  Mortgage Loans which it is directly servicing, each Servicer may in its  discretion  (i) waive any late payment charge or any prepayment  charge or penalty  interest in connection with the prepayment of a
Non-Designated  Mortgage Loan and  (ii) extend  the Due Dates for payments due on a Mortgage Note for a period not greater than 180 days; provided,  however, that no such  Servicer  can extend  the  maturity  of any such  Non-Designated
Mortgage  Loan past the date on which the final  payment  is due on the latest maturing  Mortgage  Loan as of the  Cut-off  Date.  In the  event  of any such
arrangement,   the  related  Servicer  shall  make  Advances  on  the  related
Non-Designated   Mortgage   Loans  in  accordance   with  the   provisions  of
Section 5.01  during the scheduled  period in accordance with the amortization schedule of such Mortgage Loan without  modification thereof by reason of such
arrangements.   No  Servicer  shall  be  required  to  institute  or  join  in litigation  with  respect  to  collection  of any  payment  (whether  under  a
Mortgage,  Mortgage  Note or otherwise  or against any public or  governmental authority with respect to a taking or condemnation) if it reasonably  believes that enforcing the provision of the Mortgage or other  instrument  pursuant to which such payment is required is prohibited by applicable law.

(b)   Each Servicer shall  segregate and hold all funds collected and received pursuant to a Non-Designated  Mortgage Loan separate and apart from any of its own funds and general  assets and shall  establish  and  maintain  one or more
Collection  Accounts,  in the form of time deposit or demand accounts,  titled
"[Servicer's  name],  in trust for the  Holders of  Adjustable  Rate  Mortgage
Trust 2005-10,  Adjustable  Rate  Mortgage-Backed  Pass-Through  Certificates,
Series  2005-10" or, if established  and maintained by a Subservicer on behalf of a  Servicer,  "[Subservicer's  name],  in trust for  [Servicer's  name]" or
"[Subservicer's  name],  as agent,  trustee  and/or  bailee of  principal  and interest  custodial account for [Servicer's name], its successors and assigns, for various owners of interest in  [Servicer's  name]  mortgage-backed  pools.
In the event that a Subservicer employs a subservicer,  the Collection Account
shall  be  titled  "[name  of   Subservicer's   subservicer],   in  trust  for
[Subservicer's  name]." Each  Collection  Account  maintained by each Servicer
(other than Wells  Fargo),  shall be an  Eligible  Account  acceptable  to the
Depositor and the Trust  Administrator.  Each Collection Account maintained by
Wells Fargo shall be an Eligible  Account.  Funds  deposited  in a  Collection
Account  may  be  drawn  on  by  the  related   Servicer  in  accordance  with
Section 3.08.  Any funds  deposited  in a Collection  Account  shall either be invested in Eligible  Investments or at all times be fully insured to the full extent permitted under applicable law.

(c)   Each Servicer  shall deposit in the applicable  Collection  Account on a daily  basis  (with  respect to SPS,  within two  Business  Days of  receipt), unless  otherwise  indicated,  and retain therein,  the following  collections remitted by  Subservicers  or payments  received by such Servicer and payments made by such Servicer  subsequent to the Cut-off Date,  other than payments of principal and interest due on or before the Cut-off Date:

(i)   all  payments  on account of  principal  on the  related  Non-Designated
      Mortgage Loans, including all Principal Prepayments;

(ii)  all  payments  on  account of  interest  on the  related  Non-Designated
      Mortgage  Loans  adjusted  to the per annum rate  equal to the  Mortgage
      Rate reduced by the sum of the related Expense Fee Rate, as applicable;
(iii) all Liquidation Proceeds on the related Non-Designated Mortgage Loans;

(iv)  all  Insurance  Proceeds on the related  Non-Designated  Mortgage  Loans including  amounts  required to be  deposited  pursuant to  Section 3.09
      (other  than  proceeds  to be held in the Escrow  Account and applied to the  restoration or repair of the Mortgaged  Property or released to the
      Mortgagor in accordance with Section 3.09);

(v)   all Advances made by such Servicer pursuant to Section 5.01;

(vi)  no later than the  withdrawal  from the Collection  Account  pursuant to
      Section 3.08(a)(viii) each   month,   the   applicable   amount  of  the
      Compensating   Interest  Payment  for  such  Servicer  for  the  related
      Prepayment  Period.  The aggregate of such  deposits  shall be made from such Servicer's own funds, without reimbursement therefore;

(vii) any amounts  required to be deposited by such Servicer in respect of net monthly income from REO Property related to any Non-Designated  Mortgage
      Loan pursuant to Section 3.11;

(viii)      all Assigned Prepayment Premiums, if applicable; and

(ix)  any other amounts required to be deposited hereunder.

            The  foregoing  requirements  for  deposit  into  each  Collection
Account  shall be  exclusive,  it being  understood  and agreed that,  without limiting the generality of the foregoing,  with respect to the  Non-Designated
Mortgage Loans,  Ancillary  Income need not be deposited by such Servicer into such Collection Account.  In addition,  notwithstanding the provisions of this
Section 3.05,  each Servicer may deduct from amounts  received by it, prior to deposit into the applicable  Collection Account,  any portion of any Scheduled
Payment  representing  (i) the applicable  Servicing Fee and (ii) with respect to each  Non-Designated  Mortgage  Loan  covered  by a  Lender  Paid  Mortgage
Guaranty  Insurance  Policy,  any amounts required to effect timely payment of
the  premiums  on  such  Mortgage   Guaranty   Insurance  Policy  pursuant  to
Section 3.09(c).  In the event  that a  Servicer  shall  remit any  amount not required  to  be  remitted,  it  may  at  any  time  withdraw  or  direct  the institution  maintaining  the  related  Collection  Account to  withdraw  such amount from such  Collection  Account,  any  provision  herein to the contrary
notwithstanding.   Such   withdrawal  or  direction  may  be  accomplished  by
delivering  written  notice  thereof to the Trustee or such other  institution maintaining such Collection  Account which describes the amounts  deposited in error in such  Collection  Account.  Each  Servicer  shall  maintain  adequate records with respect to all  withdrawals  made by it pursuant to this Section.
All funds  deposited  in a Collection  Account  shall be held in trust for the
Certificateholders until withdrawn in accordance with Section 3.08(a).

(d)   On  or  prior  to  the  Closing  Date,  the  Trust  Administrator  shall establish and maintain, on behalf of the  Certificateholders,  the Certificate
Account.  The Trust  Administrator  shall,  promptly upon receipt,  deposit in the Certificate Account and retain therein the following:

(i)   the  aggregate  amount  remitted  by  each  Servicer  of  Non-Designated
      Mortgage    Loans   to   the    Trust    Administrator    pursuant    to
      Section 3.08(a)(viii) and  (x) and the aggregate amount remitted by each
      Designated  Servicer  to the  Master  Servicer  or  Trust  Administrator
      pursuant to their respective  Designated Servicing  Agreements,  in each case including any Assigned Prepayment Premiums;

(ii)  any  amount   deposited   by  the  Trust   Administrator   pursuant   to
      Section 3.05(e) in connection with any losses on Eligible Investments;

(iii) all Compensating  Interest  Payments  remitted by the Master Servicer to the Trust Administrator pursuant to Section 3.03 and Section 3.22(b);

(iv)  all Advances remitted by the Master Servicer to the Trust  Administrator pursuant to Section 5.01 and Section 3.22(b); and

(v)   any  other  amounts  deposited   hereunder  which  are  required  to  be
      deposited in the Certificate Account.

            In the event that the Master  Servicer  or a Servicer  shall remit to the Trust Administrator any amount not required to be remitted,  the Master
Servicer or such  Servicer,  as  applicable,  may at any time direct the Trust
Administrator  to  withdraw  such  amount from the  Certificate  Account,  any provision  herein  to the  contrary  notwithstanding.  Such  direction  may be
accomplished   by   delivering   an   Officer's   Certificate   to  the  Trust
Administrator   which  describes  the  amounts   deposited  in  error  in  the
Certificate  Account.  All funds deposited in the Certificate Account shall be held by the Trust  Administrator  in trust for the  Certificate  holders until disbursed in accordance  with this  Agreement or withdrawn in accordance  with
Section 3.08(b).  In no event shall the Trust  Administrator  incur  liability for withdrawals  from the  Certificate  Account at the direction of the Master
Servicer or any Servicer.

(e)   Each institution at which a Collection Account,  the Certificate Account or the  Prefunding  Account  is  maintained  shall  either  hold such funds on deposit  uninvested  or shall invest the funds  therein as directed in writing
by  the  related   Servicer,   the  Trust   Administrator  or  the  Depositor,
respectively,  in  Eligible  Investments,  which  shall  mature not later than
(i) in the case of a Collection  Account,  the Cash Remittance  Date,  (ii) in
the case of the Certificate  Account,  the Business Day immediately  preceding the Distribution  Date, or on the Distribution  Date, with respect to Eligible
Investments  invested  with  an  affiliate  of  the  Trust  Administrator  and
(iii) in the case of the  Prefunding  Account,  the  Business Day  immediately preceding a Subsequent  Transfer  Date or on the  Subsequent  Transfer Date if
the invested  funds are managed or advised by the Trust  Administrator  or its affiliates.  All  income  and gain net of any  losses  realized  from any such balances or  investment  of funds on deposit in a Collection  Account shall be for the benefit of the related  Servicer as servicing  compensation  and shall be  remitted  to it monthly as  provided  herein.  The amount of any  realized losses in a Collection  Account incurred in any such account in respect of any such  investments  shall  promptly be deposited by the related  Servicer (from its own funds) in the  related  Collection  Account.  Neither  the Trustee nor the Trust  Administrator  shall be liable for the amount of any loss  incurred in  respect  of any  investment  or  lack of  investment  of  funds  held in a
Collection  Account or the Prefunding Account and made in accordance with this
Section 3.05.  All income and gain net of any  losses  realized  from any such investment  of funds on deposit in the  Certificate  Account  shall be for the benefit of the Trust  Administrator  as compensation  and shall be remitted to it monthly  as  provided  herein.  The  amount of any  realized  losses in the
Certificate  Account  incurred  in any such  account  in  respect  of any such investments shall promptly be deposited by the Trust  Administrator  (from its own funds) in the Certificate  Account.  All income and gain net of any losses realized  from any such  balances  or  investment  of funds on  deposit in the
Prefunding  Account  shall be for the  benefit of the  Depositor  and shall be remitted  to it  monthly.  The  amount  of any net  investment  losses  in the
Prefunding  Account shall promptly be deposited by the Depositor (from its own funds) in the Prefunding Account.

(f)   Each  Servicer,  other  than  Wells  Fargo,  shall  give  notice  to the
Trustee,  the Trust  Administrator,  the Sellers,  each Rating Agency, and the
Depositor  of any proposed  change of the  location of the related  Collection
Account  prior to any change  thereof.  Wells  Fargo  shall give notice to the
Depositor  of any proposed  change of the  location of the related  Collection
Account  prior to any change  thereof and,  upon  receipt of such notice,  the
Depositor  shall give  notice to the  Trustee,  the Trust  Administrator,  the
Sellers and each Rating Agency. The Trust  Administrator  shall give notice to the Master Servicer and each Servicer,  the Sellers,  each Rating Agency,  the
Trustee  and the  Depositor  of any  proposed  change of the  location  of the
Certificate Account prior to any change thereof.

(g)   The Trust Administrator  shall establish and maintain,  on behalf of the
Certificateholders,   the  Prefunding   Account.   On  the  Closing  Date  the
Depositor  shall remit the  Prefunded  Amount to the Trust  Administrator  for
deposit in the Prefunding  Account.  On each  Subsequent  Transfer Date,  upon satisfaction of the conditions for such Subsequent  Transfer Date set forth in
Sections  2.01(f) and  (g),  with respect to the related  Subsequent  Transfer
Agreement,   the  Trust   Administrator  shall  remit  to  the  Depositor  the
applicable  Aggregate  Subsequent  Transfer  Amount as payment of the purchase price for the related Subsequent Mortgage Loans.

            If any funds  remain in the  Prefunding  Account  on  December 25,
2005,  to the extent that they  represent  earnings on the amounts  originally
deposited  into  the  Prefunding   Account,   the  Trust  Administrator  shall
distribute  them to the order of the  Depositor.  The remaining  funds,  other than any investment earnings,  shall be transferred to the Certificate Account to be included as part of principal  distributions to the related Certificates on the December 2005 Distribution Date.

(h)   The Trust Administrator  shall establish and maintain,  on behalf of the
Certificateholders,  the  Capitalized  Interest  Account.  On the Closing Date
the  Depositor  shall  remit the  Capitalized  Interest  Deposit  to the Trust
Administrator  for  deposit  in  the  Capitalized  Interest  Account.  On  the
Business  Day  prior  to the  October 2005,  November 2005  and  December 2005
Distribution   Dates,  the  Trust   Administrator   shall  transfer  from  the
Capitalized  Interest  Account to the  Certificate  Account an amount equal to the Capitalized  Interest  Distributions for such  Distribution  Date. On each of the October 2005,  November 2005 and December 2005  Distribution Dates, the
Trust  Administrator  shall transfer from the Capitalized  Interest Account to the Depositor,  an amount equal to the Capitalized Interest Release Amount for such Distribution Date.

SECTION 3.06.     Establishment of and Deposits to Escrow Accounts; Permitted
                              Withdrawals from Escrow Accounts; Payments of
                              Taxes, Insurance and Other Charges.

(a)   To the extent  required by the related  Mortgage  Note and not violative of applicable law, the applicable  Servicer shall segregate and hold all funds
collected   and  received   pursuant  to  a   Non-Designated   Mortgage   Loan
constituting  Escrow Payments separate and apart from any of its own funds and general assets and shall  establish and maintain one or more Escrow  Accounts, in the  form of time  deposit  or  demand  accounts,  titled,  in the  case of
Servicers  other than WMB,  SPS and Wells  Fargo,  "Adjustable  Rate  Mortgage
Trust 2005-10,  Adjustable  Rate  Mortgage-Backed  Pass-Through  Certificates,
Series 2005-10," in the case of WMB,  "Washington Mutual Bank, as Servicer for
Adjustable  Rate  Mortgage  Trust  2005-10,  Adjustable  Rate  Mortgage-Backed
Pass-Through  Certificates,  Series 2005-10,"  in the  case  of  SPS,  "Select
Portfolio  Servicing,  Inc., as Servicer for  Adjustable  Rate Mortgage  Trust
2005-10,  Adjustable Rate Mortgage-Backed  Pass-Through  Certificates,  Series
2005-10," in the case of Wells Fargo,  "Wells  Fargo Bank,  N.A.,  as Servicer
for Adjustable Rate Mortgage  Trust 2005-10,  Adjustable Rate  Mortgage-Backed
Pass-Through Certificates,  Series 2005-10," or, if established and maintained by a Subservicer on behalf of a Servicer,  "[Subservicer's name], in trust for
[Servicer's name]" or "[Subservicer's  name], as agent,  trustee and/or bailee
of  taxes  and  insurance   custodial  account  for  [Servicer's   name],  its
successors and assigns,  for various  owners of interest in [Servicer's  name]
mortgage backed pools. In the event that a Subservicer  employs a subservicer, the Escrow  Accounts shall be titled "[name of  Subservicer's  subservicer] in trust  for  [Subservicer's  name].  The  Escrow  Accounts  shall  be  Eligible
Accounts.  Funds  deposited  in the  Escrow  Account  may be  drawn  on by the related Servicer in accordance with Section 3.06(d).

(b)   Each  Servicer  shall  deposit  or cause to be  deposited  in its Escrow
Account or Accounts on a daily basis within two  Business  Days of receipt and retain therein:

(i)   all Escrow Payments  collected on account of the related  Non-Designated
      Mortgage Loans,  for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and
(ii)  all amounts  representing  Insurance Proceeds which are to be applied to the  restoration  or  repair  of any  Mortgaged  Property  related  to a
      Non-Designated Mortgage Loan.

(c)   Each Servicer  shall make  withdrawals  from the Escrow  Account only to effect such  payments as are required  under this  Agreement,  as set forth in
Section 3.06(d).  Each Servicer  shall be entitled to retain any interest paid
on  funds   deposited  in  the  related   Escrow  Account  by  the  depository
institution,  other than interest on escrowed funds required by law to be paid to the  Mortgagor.  To the extent  required by law,  the  applicable  Servicer shall pay interest on escrowed  funds to the  Mortgagor  notwithstanding  that the Escrow  Account may be non interest  bearing or that interest paid thereon is insufficient for such purposes.

(d)   Withdrawals  from the Escrow  Account or Accounts  may be made or caused to be made by the related Servicer only:

(i)   to effect timely  payments of ground rents,  taxes,  assessments,  water rates,  mortgage  insurance  premiums,  condominium  charges,  fire  and hazard insurance  premiums or other items  constituting  Escrow Payments for the related Mortgage;

(ii)  to reimburse  such Servicer for any Servicing  Advances made by the such
      Servicer with respect to a related  Non-Designated  Mortgage  Loan,  but only from amounts received on the related  Non-Designated  Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii) to  refund  to any  Mortgagor  any  funds  found to be in  excess of the amounts required under the terms of the related Non-Designated  Mortgage
      Loan;

(iv)  for transfer to the related  Collection  Account to reduce the principal balance of the related  Non-Designated  Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)   for application to restore or repair of the Mortgaged  Property  related to a  Non-Designated  Mortgage  Loan in accordance  with the  procedures outlined in Section 3.09(e);

(vi)  to  pay  to  the  related  Servicer,  or  any  Mortgagor  related  to  a
      Non-Designated  Mortgage  Loan  to  the  extent  required  by  law,  any interest paid on the funds deposited in such Escrow Account;

(vii) to clear and terminate  such Escrow  Account on the  termination of this
      Agreement; and

(viii)      to remove funds inadvertently  placed in the Escrow account by the related Servicer.

(e)   With  respect  to each  Non-Designated  Mortgage  Loan,  the  applicable
Servicer  shall  maintain  accurate  records  reflecting  the status of ground rents and taxes and any other item which may become a lien  senior to the lien of the related Mortgage and the status of Mortgage  Guaranty  Insurance Policy premiums,  and fire and hazard insurance coverage and shall obtain,  from time to  time,  all  bills  for the  payment  of such  charges  (including  renewal premiums)  and shall effect or cause to be effected  payment  thereof prior to the applicable penalty or termination date.

SECTION 3.07.     Access to Certain Documentation and Information Regarding
                              the Non-Designated Mortgage Loans; Inspections.

(a)   The Master  Servicer and each Servicer shall afford the  Depositor,  the
Trustee  and the Trust  Administrator  reasonable  access to all  records  and documentation  regarding the  Non-Designated  Mortgage Loans and all accounts, insurance  information  and other  matters  relating to this  Agreement,  such access  being  afforded  without  charge,  but only  upon  reasonable  written request  and during  normal  business  hours at the office  designated  by the
Master  Servicer or such  Servicer.  In addition,  each Servicer  shall afford the  Master  Servicer  reasonable  access  to all  records  and  documentation regarding  the  Non-Designated  Mortgage  Loans  and all  accounts,  insurance information and other matters  relating to this  Agreement,  such access being afforded without charge,  but only upon reasonable  written request and during
normal  business  hours  at  the  office  designated  by  such  Servicer.   In
addition,  each  Servicer  shall  provide to the Special  Servicer  reasonable access to all records and documentation  regarding the Non-Designated Mortgage
Loans serviced by it that become Special Serviced Mortgage Loans.

(b)   Each Servicer,  separately with respect to the  Non-Designated  Mortgage
Loans each directly services,  shall inspect the related Mortgaged  Properties
as  often  as  deemed   necessary  by  such  Servicer  in  such  party's  sole
discretion,  to assure  itself  that the value of such  Mortgaged  Property is being  preserved.  In addition,  if any  Non-Designated  Mortgage Loan is more
than  60  days  delinquent,  such  Servicer,  as  applicable,   shall  conduct
subsequent  inspections in accordance with Accepted Servicing  Practices or as may be  required by the  primary  mortgage  guaranty  insurer.  Each  Servicer shall keep a written or electronic report of each such inspection.

SECTION 3.08.     Permitted Withdrawals from the Collection Accounts and
                              Certificate Account.

(a)   Each  Servicer may from time to time make  withdrawals  from the related
Collection Account for the following purposes:

(i)   to pay to such Servicer (to the extent not  previously  retained by such
      Servicer) the servicing  compensation  to which it is entitled  pursuant to Section 3.14,  and to pay to such Servicer,  as additional  servicing compensation,  earnings on or investment income with respect to funds in or  credited  to such  Collection  Account,  and with  respect  to Wells
      Fargo,  to pay (to the extent not  previously  retained by Wells  Fargo)
      any  REO   Disposition   Fee  to  which  it  is  entitled   pursuant  to
      Section 3.11(e);

(ii)  to reimburse  such Servicer for  unreimbursed  Advances made by it, such right of reimbursement  pursuant to this subclause (ii) being limited to amounts  received on the  Non-Designated  Mortgage Loan(s) in respect of which any such  Advance was made  (including  without  limitation,  late recoveries of payments,  Liquidation  Proceeds and Insurance Proceeds to the extent received by such Servicer);

(iii) to reimburse  such Servicer for any  Nonrecoverable  Advance  previously made or any amount expended pursuant to Section 3.11(a);

(iv)  to reimburse such Servicer for (A)  unreimbursed  Servicing  Advances or such Servicer's right to reimbursement  pursuant to this clause (A) with respect to any  Non-Designated  Mortgage  Loan being  limited to amounts received  on such  Non-Designated  Mortgage  Loan which  represent  late payments of principal and/or interest  (including,  without  limitation,
      Liquidation  Proceeds  and  Insurance  Proceeds  with  respect  to  such
      Mortgage  Loan)  respecting  which any such advance was made and (B) for unpaid Servicing Fees as provided in Section 3.11 hereof;

(v)   to pay to the purchaser,  with respect to each  Non-Designated  Mortgage
      Loan or property  acquired in respect  thereof  that has been  purchased pursuant to  Section 2.02,  2.03 or 3.11, all amounts  received  thereon after the date of such purchase;

(vi)  to make any payments required to be made pursuant to Section 2.07(g);

(vii) to withdraw  any amount  deposited  in such  Collection  Account and not required to be deposited therein;

(viii)      with respect to the  Non-Designated  Mortgage  Loans,  on the Cash
      Remittance  Date, to withdraw an amount equal to the portion of (a) with respect  to the  Mortgage  Loans in Loan  Group 1,  Loan  Group 2,  Loan
      Group 3,  Loan  Group 4  and Loan  Group 6, the  Available  Distribution
      Amount and (b) with  respect to the Mortgage Loans in Loan Group 5,  the
      Interest  Remittance  Amount and Principal  Remittance  Amount,  in each case  applicable to the Mortgage Loans  serviced by such  Servicer,  who will remit the aggregate of such amounts to the Trust  Administrator for deposit in the Certificate Account;

(ix)  with respect to each  Non-Designated  Mortgage  Loan covered by a Lender
      Paid Mortgage  Guarantee  Insurance  Policy, to effect timely payment of the related premiums on such Mortgage  Guarantee  Insurance  Policy,  as applicable,  pursuant to Section 3.09(c),  to the extent not deducted by such Servicer  prior to deposit into the applicable  Collection  Account pursuant to Section 3.05(c);

(x)   on or  prior to 4:00  p.m.  New York  time on the Cash  Remittance  Date
      preceding  each  Distribution  Date,  each  applicable   Servicer  shall
      withdraw an amount equal to the sum of all Assigned  Prepayment Premiums
      received  during  the  related   Prepayment  Period  applicable  to  the
      Mortgage Loans  serviced by such Servicer,  and remit such amount to the
      Trust Administrator for deposit in the Certificate Account; and

(xi)  to clear and terminate such Collection  Account upon termination of this
      Agreement pursuant to Section 11.01 hereof.

            Each Servicer shall keep and maintain  separate  accounting,  on a
Non-Designated  Mortgage  Loan by  Mortgage  Loan  basis,  for the  purpose of justifying  any withdrawal  from the related  Collection  Account  pursuant to such subclauses  (i), (ii),  (iv) and (v). Prior to making any withdrawal from a  Collection  Account  pursuant to  subclause  (iii) for  reimbursement  of a
Nonrecoverable  Advance,  the  related  Servicer  shall  deliver  to the Trust
Administrator  a certificate of a Servicing  Officer  indicating the amount of any previous Advance or Servicing Advance  determined by such Servicer to be a
Nonrecoverable  Advance and  identifying the related  Non-Designated  Mortgage
Loans(s),  and their respective  portions of such  Nonrecoverable  Advance. In connection  with  the  payment  of a  Purchase  Price,  if a  Servicer  is not required to remit  unreimbursed  Advances and Servicing  Advances as specified in the  definition of Purchase  Price,  such Servicer  shall be deemed to have been reimbursed for such amount.

(b)   The  Trust  Administrator  shall  withdraw  funds  from the  Certificate
Account for  distributions to  Certificateholders,  in the manner specified in this Agreement  (and to withhold from the amounts so withdrawn,  the amount of any taxes that it is  authorized  to withhold  pursuant to  Section 2.07).  In addition,  the Trust Administrator may from time to time make withdrawals from the Certificate Account for the following purposes:

(i)   to  pay  to  itself  any  investment   income  earned  for  the  related
      Distribution  Date,  and to pay to itself  or the  Master  Servicer  any other  amounts  to  which  it or the  Master  Servicer  is  entitled  to reimbursement or payment under the terms of this Agreement;

(ii)  to  withdraw  and  return  to the  Master  Servicer  or  the  applicable
      Servicer  for deposit to the  applicable  Collection  Account any amount deposited  in the  Certificate  Account and not required to be deposited therein; and

(iii) to clear and terminate the Certificate  Account upon  termination of the
      Agreement pursuant to Section 11.01 hereof.

SECTION 3.09.     Maintenance of Hazard Insurance; Mortgage Impairment
                              Insurance and Mortgage Guaranty Insurance
                              Policy; Claims; Restoration of Mortgaged
                              Property.

(a)   Each   Servicer   shall  cause  to  be   maintained   for  each  related
Non-Designated  Mortgage Loan hazard  insurance  such that all buildings  upon the related Mortgaged  Property are insured by a generally  acceptable insurer rated either:  "V" or better in the current Best's Key Rating Guide ("Best's")
or  acceptable  to FNMA or FHLMC  against  loss by fire,  hazards of  extended coverage  and such  other  hazards  as are  customary  in the area  where  the
Mortgaged  Property  is located,  in an amount  which is at least equal to the lesser  of  (i) the  replacement  value  of  the  improvements  securing  such
Non-Designated  Mortgage  Loan and  (ii) the  greater  of (A) the  outstanding principal balance of such Non-Designated  Mortgage Loan and (B) an amount such that the proceeds of such policy shall be  sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co insurer.

            If upon  origination  of the  Non-Designated  Mortgage  Loan,  the related  Mortgaged  Property was located in an area  identified in the Federal
Register by the Federal  Emergency  Management  Agency as having special flood hazards  (and such  flood  insurance  has been made  available),  the  related
Servicer shall cause a flood  insurance  policy to be maintained  with respect
to  such   Non-Designated   Mortgage   Loan.   Such  policy   shall  meet  the
requirements   of   the   current   guidelines   of  the   Federal   Insurance
Administration and be in an amount  representing  coverage equal to the lesser
of  (i) the  minimum  amount  required,   under  the  terms  of  coverage,  to
compensate  for any damage or loss on a replacement  cost basis (or the unpaid principal  balance  of  the  mortgage  if  replacement  cost  coverage  is not available  for the type of building  insured) and (ii) the  maximum  amount of insurance which is available under the Flood Disaster  Protection Act of 1973, as amended.

            If  a  Mortgage  related  to a  Non-Designated  Mortgage  Loan  is secured by a unit in a condominium  project, the related Servicer shall verify that the  coverage  required of the  owner's  association,  including  hazard, flood,  liability,  and fidelity  coverage,  is being maintained in accordance with the  requirements  of the related  Servicer  for  mortgage  loans that it services on its own account.

            Each  Servicer  shall  cause to be  maintained  on each  Mortgaged
Property  related to a  Non-Designated  Mortgage  Loan such  other  additional special hazard  insurance as may be required  pursuant to such applicable laws and  regulations  as shall at any time be in force and as shall  require  such additional  insurance,  or  pursuant  to  the  requirements  of  any  Mortgage
Guaranty  Insurance  Policy  insurer,  or as may be required  to conform  with
Accepted  Servicing  Practices to the extent  permitted by the Mortgage  Note, the Mortgage or applicable  law provided that the related  Servicer  shall not be required to bear the cost of such insurance.

            All policies  required  hereunder shall name the related  Servicer as loss payee and shall be endorsed with standard or union mortgagee  clauses, without  contribution,  which shall  provide for prior  written  notice of any cancellation, reduction in amount or material change in coverage.

            Each Servicer shall not interfere with the Mortgagor's  freedom of choice at the  origination of such  Non-Designated  Mortgage Loan in selecting either his insurance carrier or agent,  provided,  however, that such Servicer shall not accept any such insurance  policies from insurance  companies unless such  companies are rated:  B:III or better in Best's or acceptable to FNMA or
FHLMC  and are  licensed  to do  business  in the  jurisdiction  in which  the
Mortgaged Property is located.  The related Servicer shall determine that such policies  provide  sufficient risk coverage and amounts,  that they insure the property owner, and that they properly describe the property address.

            Pursuant  to  Section 3.05,  any amounts  collected  by a Servicer under any such  policies  (other than  amounts to be  deposited in the related
Escrow  Account  and  applied  to the  restoration  or repair  of the  related
Mortgaged Property,  or property acquired in liquidation of the Non-Designated
Mortgage  Loan, or to be released to the  Mortgagor,  in accordance  with such
Servicer's  normal  servicing  procedures)  shall be  deposited in the related
Collection Account (subject to withdrawal pursuant to Section 3.08(a)).

            Any cost incurred by a Servicer in maintaining  any such insurance shall  not,  for the  purpose  of  calculating  monthly  distributions  to the
Certificateholders  or  remittances  to  the  Trust  Administrator  for  their benefit,  be added to the  principal  balance of the  Non-Designated  Mortgage
Loan,  notwithstanding  that the terms of the Non-Designated  Mortgage Loan so
permit.   Such  costs  shall  constitute  a  Servicing  Advance  and  will  be reimbursable to the related  Servicer to the extent  permitted by Section 3.08 hereof.  It is understood  and agreed that no  earthquake or other  additional insurance  is to be  required  of any  Mortgagor  related to a  Non-Designated
Mortgage  Loan or  maintained  on  property  acquired in respect of a Mortgage related  to a  Non-Designated  Mortgage  Loan  other  than  pursuant  to  such applicable  laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b)   In the event that a Servicer  shall obtain and maintain a blanket policy insuring  against losses arising from fire and hazards  covered under extended coverage on all of the related  Non-Designated  Mortgage  Loans,  then, to the extent  such  policy  provides  coverage  in an  amount  equal  to the  amount required  pursuant to  Section 3.09(a) and  otherwise  complies with all other requirements  of  Section 3.09(a),  it shall  conclusively  be  deemed to have satisfied  its  obligations  as set  forth  in  Section 3.09(a).  Any  amounts collected  by a Servicer  under any such policy  relating to a  Non-Designated
Mortgage Loan shall be deposited in the related  Collection Account subject to withdrawal pursuant to  Section 3.08(a).  Such policy may contain a deductible clause,  in which case, in the event that there shall not have been maintained on the related  Mortgaged  Property a policy  complying with  Section 3.09(a), and there  shall  have been a loss  which  would  have  been  covered  by such policy,  the related Servicer shall deposit in the related  Collection Account at the time of such loss the amount not  otherwise  payable  under the blanket policy  because of such  deductible  clause,  such amount to be deposited from such Servicer's funds,  without  reimbursement  therefor.  Upon request of the
Trust  Administrator,  a Servicer  shall  cause to be  delivered  to the Trust
Administrator  a certified  true copy of such policy and a statement  from the insurer  thereunder  that  such  policy  shall in no event  be  terminated  or materially  modified  without  30 days'  prior  written  notice  to the  Trust
Administrator.  In connection  with its  activities as Servicer of the related
Non-Designated  Mortgage Loans, such Servicer agrees to present,  on behalf of itself,  the  Depositor,  and the Trust  Administrator  for the benefit of the
Certificateholders, claims under any such blanket policy.

(c)   With respect to each  Non-Designated  Mortgage Loan with a Loan-to-Value
Ratio in excess of 80% which the related  Seller  represented to be covered by a Mortgage  Guaranty  Insurance  Policy as of the  Cut-off  Date,  the related
Servicer  shall,  without any cost to the  Depositor  or Trust  Administrator, maintain  or cause the  Mortgagor  to  maintain  in full  force  and  effect a
Mortgage   Guaranty   Insurance   Policy   insuring   that   portion   of  the
Non-Designated  Mortgage  Loan in  excess  of 75% of  value,  and shall pay or shall  cause the  Mortgagor  to pay,  the premium  thereon on a timely  basis, until the loan-to-value ratio of such Non-Designated  Mortgage Loan is reduced to 80%, based on either (i) a current  appraisal of the Mortgaged  Property or
(ii) the  appraisal  of  the  Mortgaged  Property  obtained  at the  time  the
Non-Designated  Mortgage Loan was originated.  In the event that such Mortgage
Guaranty  Insurance  Policy  shall be  terminated  prior to the  loan-to-value ratio of such  Non-Designated  Mortgage Loan being reduced to 80%, the related
Servicer shall obtain from another Qualified Insurer a comparable  replacement policy,  with a  total  coverage  equal  to the  remaining  coverage  of  such terminated  Mortgage Guaranty  Insurance Policy. If the insurer shall cease to
be  a  Qualified  Insurer,   the  related  Servicer  shall  determine  whether
recoveries  under the Mortgage  Guaranty  Insurance Policy are jeopardized for reasons  related  to  the  financial  condition  of  such  insurer,  it  being understood  that such Servicer  shall in no event have any  responsibility  or liability  for any failure to recover  under the Mortgage  Guaranty  Insurance
Policy for such reason.  If the related  Servicer  determines  that recoveries are so  jeopardized,  it shall notify the Mortgagor,  if required,  and obtain from another  Qualified Insurer a replacement  insurance  policy.  The related
Servicer  shall not take any action  which would result in  noncoverage  under any applicable  Mortgage Guaranty  Insurance Policy of any loss which, but for
the  actions  of  such  Servicer  would  have  been  covered  thereunder.   In
connection  with any assumption or substitution  agreement  entered into or to be entered into pursuant to Section 3.10,  each Servicer shall promptly notify the insurer under the related Mortgage  Guaranty  Insurance Policy, if any, of such  assumption or  substitution of liability in accordance with the terms of such Mortgage  Guaranty  Insurance Policy and shall take all actions which may be required by such  insurer as a condition  to the  continuation  of coverage under such Mortgage  Guaranty  Insurance  Policy,  provided that such required actions are in compliance with all applicable  law. If such Mortgage  Guaranty
Insurance  Policy is terminated as a result of such assumption or substitution of  liability,  the  related  Servicer  shall  obtain a  replacement  Mortgage
Guaranty  Insurance  Policy as provided above;  provided that under applicable law and the terms of the related  Mortgage  Note and Mortgage the cost of such policy may be charged to the successor Mortgagor.

            With  respect to each  Non-Designated  Mortgage  Loan covered by a
Lender Paid  Mortgage  Guaranty  Insurance  Policy,  the  applicable  Servicer agrees to effect  timely  payment of the  premiums on such  Mortgage  Guaranty
Insurance  Policy  from  amounts  on  deposit in the  Collection  Account,  or deducted by such  Servicer  prior to deposit  into the  applicable  Collection
Account or pursuant  to  Section 3.05(c) with  respect to such  Non-Designated
Mortgage  Loan. If amounts on deposit in the Collection  Account,  or deducted by such  Servicer  prior to deposit  into the  applicable  Collection  Account pursuant  to  Section 3.05(c) with  respect  to such  Non-Designated  Mortgage
Loan,  are not  sufficient  to pay the  premiums  on  such  Mortgage  Guaranty
Insurance Policy,  the applicable  Servicer agrees to effect timely payment of such  premiums,  and such costs shall be recoverable by such Servicer from the related  Liquidation  Proceeds or otherwise as a Servicing Advance pursuant to
Section 3.08(a).  With respect to each  Non-Designated  Mortgage  Loan covered by a Mortgage Guaranty  Insurance Policy that is not Lender Paid, the Servicer agrees to effect  timely  payment of the  premiums on such  Mortgage  Guaranty
Insurance Policy, and such costs not otherwise  recoverable from the Mortgagor shall be  recoverable by such Servicer from the related  Liquidation  Proceeds or otherwise as a Servicing Advance pursuant to Section 3.08(a).

(d)   In connection  with its activities as servicer,  each Servicer agrees to prepare  and  present,  on behalf of itself,  the  Depositor,  the Trust,  the
Trustee,  the Trust  Administrator and the  Certificateholders,  claims to the
insurer  under  any  Mortgage   Guaranty   Insurance   Policy   related  to  a
Non-Designated  Mortgage Loan in a timely fashion in accordance with the terms of such Mortgage  Guaranty  Insurance Policy and, in this regard, to take such reasonable  action as shall be necessary to permit recovery under any Mortgage
Guaranty Insurance Policy respecting defaulted  Non-Designated Mortgage Loans.
Pursuant  to  Section 3.05,  any  amounts  collected  by a Servicer  under any
Mortgage  Guaranty   Insurance  Policy  shall  be  deposited  in  the  related
Collection Account, subject to withdrawal pursuant to Section 3.08.

(e)   With respect to any  Non-Designated  Mortgage  Loan,  each Servicer need not obtain the  approval  of the Trustee or the Trust  Administrator  prior to releasing  any  Insurance  Proceeds  to the  Mortgagor  to be  applied  to the restoration  or  repair  of the  Mortgaged  Property  if  such  release  is in accordance  with Accepted  Servicing  Practices.  At a minimum,  each Servicer shall  comply  with  the  following  conditions  in  connection  with any such release of Insurance Proceeds:

(i)   such Servicer shall receive  satisfactory  independent  verification  of completion  of repairs  and  issuance  of any  required  approvals  with respect thereto;

(ii)  such  Servicer  shall take all steps  necessary to preserve the priority of the lien of the  Mortgage,  including,  but not limited to  requiring waivers with respect to mechanics' and materialmen's liens; and

(iii) pending repairs or restoration,  such Servicer shall place the Insurance
      Proceeds in the related Escrow Account.

(f)   With  respect  to  any  Non-Designated   Mortgage  Loan,  if  the  Trust
Administrator  is named as an additional loss payee,  the related  Servicer is hereby  empowered  to endorse any loss draft issued in respect of such a claim in the name of the Trustee or the Trust Administrator.

SECTION 3.10.     Enforcement of Due on Sale Clauses; Assumption Agreements.

(a)   With respect to a Non-Designated  Mortgage Loan, each Servicer shall use its best  efforts to enforce  any  "due-on-sale"  provision  contained  in any related  Mortgage or  Mortgage  Note and to deny  assumption  by the person to whom  the  Mortgaged  Property  has been or is  about  to be sold  whether  by absolute  conveyance or by contract of sale,  and whether or not the Mortgagor remains  liable on the  Mortgage  and the Mortgage  Note.  When the  Mortgaged
Property has been conveyed by the Mortgagor,  the related  Servicer  shall, to the  extent  it has  knowledge  of such  conveyance,  exercise  its  rights to accelerate  the  maturity  of such  Non-Designated  Mortgage  Loan  under  the
"due-on-sale"  clause  applicable  thereto,   provided,   however,  that  such
Servicer  shall not exercise such rights if prohibited by law from doing so or if the  exercise  of such  rights  would  impair or  threaten  to  impair  any recovery under the related Mortgage Guaranty Insurance Policy, if any.

(b)   With  respect  to  a   Non-Designated   Mortgage  Loan,  if  a  Servicer
reasonably  believes  it is  unable  under  applicable  law  to  enforce  such
"due-on-sale"  clause,  such Servicer  shall enter into (i) an  assumption and modification  agreement  with  the  person  to whom  such  property  has  been conveyed,  pursuant to which such person  becomes  liable  under the  Mortgage
Note and the original  Mortgagor  remains  liable thereon or (ii) in the event such  Servicer is unable  under  applicable  law to require  that the original
Mortgagor  remain liable under the Mortgage Note, a substitution  of liability agreement with the purchaser of the Mortgaged  Property  pursuant to which the original  Mortgagor  is  released  from  liability  and the  purchaser  of the
Mortgaged  Property is  substituted  as Mortgagor and becomes liable under the
Mortgage Note.  Notwithstanding the foregoing,  a Servicer shall not be deemed to be in default  under this  Section by  reason of any transfer or assumption which  such  Servicer  reasonably  believes  it  is  restricted  by  law  from
preventing,   for  any  reason   whatsoever.   In  connection  with  any  such
assumption,   no  material  term  of  the  Mortgage  Note,  including  without limitation,  the Mortgage Rate borne by the related Mortgage Note, the term of the  Non-Designated  Mortgage Loan or the outstanding  principal amount of the
Non-Designated Mortgage Loan shall be changed.

(c)   To the extent that any  Non-Designated  Mortgage Loan is assumable,  the related  Servicer shall inquire  diligently into the  creditworthiness  of the proposed  transferee,  and shall use the  underwriting  criteria for approving the credit of the proposed  transferee  which are used by FNMA with respect to underwriting  mortgage loans of the same type as the  Non-Designated  Mortgage
Loans.  If  the  credit  of  the  proposed   transferee  does  not  meet  such
underwriting  criteria,  the related Servicer  diligently shall, to the extent permitted  by the  Mortgage  or the  Mortgage  Note  and  by  applicable  law, accelerate the maturity of the Non-Designated Mortgage Loan.

(d)   With  respect  to  a  Non-Designated  Mortgage  Loan,  subject  to  each
Servicer's duty to enforce any  due-on-sale  clause to the extent set forth in this  Section 3.10,  in any case in which the related  Mortgaged  Property has been  conveyed  to a Person by the  related  Mortgagor,  and such Person is to enter into an assumption agreement or modification  agreement or supplement to the Mortgage Note or Mortgage  that requires the signature of the Trustee,  or if an  instrument of release  signed by the Trustee is required  releasing the
Mortgagor from liability on the  Non-Designated  Mortgage Loan,  such Servicer shall  prepare  and  deliver  or cause to be  prepared  and  delivered  to the
Trustee for  signature and shall  direct,  in writing,  the Trustee to execute the assumption  agreement with the Person to whom the Mortgaged Property is to be conveyed  and such  modification  agreement or  supplement  to the Mortgage
Note or Mortgage or other  instruments as are reasonable or necessary to carry out the terms of the  Mortgage  Note or Mortgage or  otherwise  to comply with any  applicable  laws  regarding  assumptions or the transfer of the Mortgaged
Property to such Person.  In connection with any such assumption,  no material
term  of  the  Mortgage   Note  may  be  changed.   Together  with  each  such
substitution,  assumption or other  agreement or  instrument  delivered to the
Trustee for execution by it, the related  Servicer  shall deliver an Officer's
Certificate  signed by a Servicing  Officer  stating that the  requirements of this subsection have been met in connection  therewith.  The related  Servicer
shall  notify  the  Trustee  and  the  Trust   Administrator   that  any  such
substitution  or assumption  agreement has been completed by forwarding to the
Trustee and the Trust  Administrator a copy of such substitution or assumption agreement,  and shall  forward the  original to the  Custodian  which shall be added to the related Mortgage File and shall, for all purposes,  be considered a part of such  Mortgage  File to the same extent as all other  documents  and instruments  constituting a part thereof.  Any fee collected by a Servicer for entering into an assumption or  substitution  of liability  agreement  will be retained by such Servicer as additional servicing compensation.

SECTION 3.11.     Realization Upon Defaulted Mortgage Loans; Repurchase of
                              Certain Mortgage Loans.

(a)   Each  Servicer  shall  use  reasonable  efforts  to  foreclose  upon  or otherwise  comparably convert the ownership of properties securing such of the related  Non-Designated  Mortgage  Loans as come into and  continue in default and as to which no  satisfactory  arrangements  can be made for  collection of
delinquent   payments.   In  connection   with  such   foreclosure   or  other
conversion,  each Servicer  shall take such action as (i) such  Servicer would take under similar  circumstances with respect to a similar mortgage loan held for its own account for  investment,  (ii) shall be  consistent  with Accepted
Servicing  Practices,  (iii) such  Servicer shall determine  consistently with
Accepted  Servicing  Practices  to be in the best  interest  of the  Trust and
Certificateholders,  and  (iv) is  consistent  with  the  requirements  of the insurer under any Required  Insurance  Policy;  provided,  however,  that such
Servicer shall not be required to expend its own funds in connection  with any foreclosure  or  towards  the  restoration  of any  property  unless  it shall determine  (i) that  such  restoration  and/or  foreclosure  will increase the proceeds of  liquidation  of the related  Non-Designated  Mortgage  Loan after reimbursement  to itself of such expenses and (ii) that  such expenses will be recoverable  to it through  Liquidation  Proceeds.  Any funds  expended by any
Servicer  pursuant  to  this  Section 3.11(a) shall  be  reimbursable  in full pursuant to  Section 3.08(a)(iii).  The related  Servicer shall be responsible for all  other  costs and  expenses  incurred  by it in any such  proceedings;
provided,  however,  that it shall be entitled to  reimbursement  thereof from the  Liquidation  Proceeds with respect to the related  Mortgaged  Property or otherwise as a Servicing Advance in accordance with Section 3.08(a).

            With    respect   to   any    Non-Designated    Mortgage    Loans,
notwithstanding  anything to the  contrary  contained  in this  Agreement,  in connection  with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the related  Servicer  has  reasonable  cause to believe that the related  Mortgaged  Property is contaminated by hazardous or toxic  substances or wastes, or if the Trust Administrator  otherwise requests, an environmental inspection  or review of such  Mortgaged  Property  conducted  by a  qualified inspector  shall be arranged  for by such  Servicer.  Upon  completion  of the
inspection,   the  related   Servicer   shall   promptly   provide  the  Trust
Administrator with a written report of environmental inspection.

            In the event the  environmental  inspection  report indicates that the Mortgaged  Property is  contaminated  by hazardous or toxic  substances or wastes,  the related Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the estimated  costs of the  environmental clean up, as estimated in the environmental  inspection report,  together with the  Servicing  Advances and Advances  made by such Servicer and the estimated costs of foreclosure  or acceptance of a deed in lieu of  foreclosure  exceeds the estimated value of the Mortgaged  Property.  If however,  the aggregate of such clean up and foreclosure costs,  Advances and Servicing Advances are less than or  equal to the  estimated  value of the  Mortgaged  Property,  then the related  Servicer  may, in its  reasonable  judgment  and in  accordance  with
Accepted   Servicing   Practices,   choose  to  proceed  with  foreclosure  or
acceptance  of a deed  in lieu of  foreclosure  and  such  Servicer  shall  be reimbursed  for all  reasonable  costs  associated  with such  foreclosure  or acceptance  of a deed in lieu of  foreclosure  and any  related  environmental clean up costs, as applicable,  from the related Liquidation  Proceeds,  or if the  Liquidation  Proceeds are  insufficient to reimburse fully such Servicer, such Servicer  shall be entitled to be reimbursed  from amounts in the related
Collection  Account  pursuant  to  Section 3.08(a) hereof.  In the  event  the related  Servicer does not proceed with foreclosure or acceptance of a deed in lieu of  foreclosure  pursuant to the first sentence of this  paragraph,  such
Servicer  shall be  reimbursed  for all Advances and  Servicing  Advances made with respect to the related  Mortgaged  Property  from the related  Collection
Account  pursuant to  Section 3.08(a) hereof,  and such Servicer shall have no further  obligation  to service such  Non-Designated  Mortgage  Loan under the provisions of this Agreement.

(b)   With respect to any REO Property  related to a  Non-Designated  Mortgage
Loan,  subject to  applicable  law, the deed or  certificate  of sale shall be taken in the name of the Trustee  for the  benefit of the  Certificateholders, or its  nominee,  on  behalf of the  Certificateholders.  The  Trustee's  name shall be  placed  on the  title to such  REO Property  solely  as the  Trustee hereunder  and not in its  individual  capacity.  The related  Servicer  shall ensure that the title to such  REO Property  references this Agreement and the
Trustee   capacity   hereunder.   Pursuant   to  its   efforts  to  sell  such
REO Property,   the  related   Servicer  shall  in  accordance  with  Accepted
Servicing  Practices manage,  conserve,  protect and operate each REO Property for the purpose of its prompt  disposition  and sale.  The  related  Servicer, either  itself or through an agent  selected by such  Servicer,  shall manage, conserve,  protect  and operate  the  REO Property  in the same manner that it manages,  conserves,  protects and operates other foreclosed  property for its own  account,  and in the  same  manner  that  similar  property  in the  same locality as the  REO Property is managed.  Upon request,  the related Servicer shall furnish to the Trust  Administrator on or before each  Distribution Date a statement  with respect to any  REO Property  covering the operation of such
REO Property  for the previous  calendar month and such Servicer's  efforts in connection  with  the  sale  of  such  REO Property  and  any  rental  of such
REO Property  incidental to the sale thereof for the previous  calendar month.
That statement  shall be  accompanied  by such other  information as the Trust
Administrator  shall  reasonably  request and which is necessary to enable the
Trust  Administrator  to comply with the reporting  requirements  of the REMIC
Provisions.  The net monthly  rental  income,  if any, from such  REO Property shall be deposited in the related  Collection  Account no later than the close of business on each  Determination  Date.  The related  Servicer shall perform the tax reporting and  withholding  required by Sections 1445 and 6050J of the
Code  with  respect  to  foreclosures  and  abandonments,  the  tax  reporting required by  Section 6050H of the Code with respect to the receipt of mortgage interest from  individuals and any tax reporting  required by Section 6050P of the  Code  with  respect  to  the  cancellation  of  indebtedness  by  certain financial  entities,  by preparing such tax and information  returns as may be required,  in the  form  required,  and  delivering  the  same  to  the  Trust
Administrator for filing.

            To the extent consistent with Accepted  Servicing  Practices,  the related  Servicer  shall  also  maintain  on each  REO Property  related  to a
Non-Designated  Mortgage Loan fire and hazard insurance with extended coverage in an  amount  which is  equal to the  outstanding  principal  balance  of the related  Non-Designated  Mortgage Loan (as reduced by any amount  applied as a reduction  of  principal  at the  time of  acquisition  of the  REO Property), liability  insurance and, to the extent required and available under the Flood
Disaster  Protection  Act of 1973, as amended,  flood  insurance in the amount required above.

(c)   In the event that the Trust Fund  acquires  any  Mortgaged  Property  as aforesaid or otherwise in connection  with a default or imminent  default on a
Mortgage Loan, the related  Servicer shall dispose of such Mortgaged  Property prior to three years after the end of the calendar year of its  acquisition by the Trust Fund unless (i) the Trustee and the Trust  Administrator  shall have been  supplied  with an Opinion of Counsel to the effect  that the  holding by the  Trust  Fund of such  Mortgaged  Property  subsequent  to such  three-year
period   will  not  result  in  the   imposition   of  taxes  on   "prohibited
transactions"  of any REMIC  hereunder  as defined in section 860F of the Code or cause any REMIC  hereunder  to fail to  qualify as a REMIC at any time that any Certificates  are  outstanding,  in which case the Trust Fund may continue to hold such Mortgaged  Property (subject to any conditions  contained in such
Opinion of Counsel) or (ii) the  applicable  Servicer  shall have applied for, prior to the  expiration  of such  three-year  period,  an  extension  of such three-year  period in the  manner  contemplated  by  Section 856(e)(3)  of the
Code, in which case the three-year  period shall be extended by the applicable extension period.  Notwithstanding  any other provision of this Agreement,  no
Mortgaged  Property  acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise  used for the  production  of income by or on behalf of the Trust  Fund in such a manner or  pursuant  to any terms  that would  (i) cause  such Mortgaged  Property to fail to qualify as  "foreclosure
property"   within  the  meaning  of  section   860G(a)(8)   of  the  Code  or
(ii) subject  any REMIC  hereunder to the imposition of any federal,  state or local income taxes on the income  earned from such  Mortgaged  Property  under
Section 860G(c) of  the Code or  otherwise,  unless the related  Servicer  has agreed to  indemnify  and hold  harmless  the Trust  Fund with  respect to the imposition of any such taxes.

            In the event of a default on a Mortgage  Loan one or more of whose obligors  is  not  a  United  States  Person,  as  that  term  is  defined  in
Section 7701(a)(30)  of the  Code,  in  connection  with  any  foreclosure  or acquisition  of a deed in lieu of  foreclosure  (together,  "foreclosure")  in respect of such Mortgage  Loan,  the related  Servicer  will cause  compliance with the  provisions  of Treasury  Regulation  Section 1.1445-2(d)(3)  (or any
successor  thereto)  necessary to assure that no  withholding  tax  obligation arises with respect to the proceeds of such foreclosure  except to the extent, if any, that proceeds of such  foreclosure  are required to be remitted to the obligors on such Mortgage Loan.

(d)   The decision of a Servicer to  foreclose  on a defaulted  Non-Designated
Mortgage  Loan shall be subject to a  determination  by such Servicer that the proceeds of such  foreclosure  would exceed the costs and expenses of bringing such  a  proceeding.  The  income  earned  from  the  management  of  any  REO
Properties,  net of  reimbursement  to such  Servicer  for  expenses  incurred
(including  any property or other taxes) in  connection  with such  management and net of applicable  accrued and unpaid  Servicing  Fees,  and  unreimbursed
Advances and Servicing Advances,  shall be applied to the payment of principal of and interest on the related defaulted  Non-Designated  Mortgage Loans (with interest  accruing as though  such  Non-Designated  Mortgage  Loans were still current)  and all  such  income  shall be  deemed,  for all  purposes  in this
Agreement,  to be payments on account of principal and interest on the related
Mortgage  Notes and shall be deposited  into the related  Collection  Account.
To the extent the net income  received  during any calendar month is in excess of the amount  attributable  to amortizing  principal and accrued  interest at the related  Mortgage  Rate on the related  Non-Designated  Mortgage  Loan for such  calendar  month,  such  excess  shall  be  considered  to  be a  partial prepayment of principal of the related Non-Designated Mortgage Loan.

(e)   The proceeds from any liquidation of a Non-Designated  Mortgage Loan, as well  as any  income  from a  related  REO Property,  will be  applied  in the following order of priority:  first, to reimburse the related Servicer for any related  unreimbursed  Servicing Advances and Servicing Fees, and with respect to Wells  Fargo,  any REO  Disposition  Fees  related to such  Mortgage  Loan;
second,  to reimburse such Servicer for any unreimbursed  Advances;  third, to reimburse the related Collection  Account for any Nonrecoverable  Advances (or
portions thereof) that were previously  withdrawn by such Servicer pursuant to
Section 3.08(a)(iii) that   related  to  such  Non-Designated  Mortgage  Loan;
fourth,  to accrued  and unpaid  interest  (to the extent no Advance  has been made  for  such  amount  or any  such  Advance  has  been  reimbursed)  on the
Non-Designated  Mortgage Loan or related  REO Property,  at the per annum rate equal to the related Mortgage Rate reduced by the related  Servicing Fee Rate, and any primary mortgage  guaranty  insurance fee rate, if applicable,  to the
Due Date  occurring  in the month in which such  amounts  are  required  to be distributed;  and fifth,  as a recovery of  principal  of the  Mortgage  Loan.
Excess  proceeds,  if any, from the liquidation of a Liquidated  Mortgage Loan
("Excess  Proceeds") that is a  Non-Designated  Mortgage Loan will be retained by the  related  Servicer as  additional  servicing  compensation  pursuant to
Section 3.14.

(f)   With  respect to any  Mortgage  Loan  related to the  Group 1,  Group 2,
Group 3 or Group 4  Certificates,  a Servicer of such Mortgage  Loans may (but is not  obligated  to)  enter  into a  special  servicing  agreement  with  an unaffiliated  Holder  of  a  100%  Percentage  Interest  of  the  most  junior
outstanding   Class C-B   Certificates.   Any  such   agreement   may  contain
provisions  whereby  such  Holder may  (i) instruct  the  related  Servicer to commence or delay foreclosure  proceedings with respect to such Mortgage Loans that are delinquent  and will contain  provisions for the deposit of cash with such  Servicer by such  Holder that would be  available  for  distribution  to
Certificateholders  if  Liquidation  Proceeds are less than they otherwise may have been had such Servicer  acted in accordance  with its normal  procedures,
(ii) purchase  such  Mortgage  Loans that are  delinquent  from the Trust Fund immediately  prior to the  commencement of foreclosure  proceedings at a price equal to the Purchase Price,  and/or  (iii) assume all of the servicing rights and  obligations  with respect to such Mortgage  Loans that are  delinquent so long as (A) such Holder meets the  requirements  for a  Subservicer  set forth in  Section 3.02(a),  (B) such Holder has a current special  servicing ranking of at least  "Average"  from S&P, (C) such Holder will  service such  Mortgage
Loans in  accordance  with this  Agreement,  (D) the related  Servicer has the
right  to  transfer  such   servicing   rights  without  the  payment  of  any
compensation to a Subservicer.

            With  respect  to  any  Mortgage   Loan  related  to  the  Group 5
Certificates,  a Servicer of such Mortgage Loans may (but is not obligated to)
enter into a special  servicing  agreement  with an  unaffiliated  Holder of a
100%  Percentage  Interest of the Class 5-X  Certificates.  Any such agreement may  contain  provisions  whereby  such  Holder may  (i) instruct  the related
Servicer to commence or delay  foreclosure  proceedings  with  respect to such
Mortgage  Loans  that are  delinquent  and  will  contain  provisions  for the deposit of cash with such  Servicer by such Holder that would be available for distribution to  Certificateholders if Liquidation Proceeds are less than they otherwise may have been had such Servicer acted in accordance  with its normal procedures,  (ii) purchase  such Mortgage Loans that are  delinquent  from the
Trust Fund immediately  prior to the  commencement of foreclosure  proceedings at a  price  equal  to the  Purchase  Price,  and/or  (iii) assume  all of the servicing  rights and obligations with respect to such Mortgage Loans that are delinquent so long as such Holder (A) such Holder meets the  requirements  for a  Subservicer  set forth in  Section 3.02(a),  (B) such  Holder has a current special  servicing  ranking of at least  "Average"  from S&P,  (C) such Holder will service such Mortgage Loans in accordance  with this  Agreement,  (D) the related  Servicer has the right to transfer such servicing  rights without the payment of any compensation to a Subservicer.

            With  respect  to  any  Mortgage   Loan  related  to  the  Group 6
Certificates,  a Servicer of such Mortgage Loans may (but is not obligated to)
enter into a special  servicing  agreement  with an  unaffiliated  Holder of a
100%   Percentage   Interest   of  the  most  junior   outstanding   Class 6-B
Certificates.  Any such agreement may contain  provisions  whereby such Holder may  (i) instruct  the  related  Servicer  to  commence  or delay  foreclosure proceedings  with respect to such Mortgage  Loans that are delinquent and will contain  provisions  for the deposit of cash with such Servicer by such Holder that would be available for distribution to  Certificateholders if Liquidation
Proceeds are less than they  otherwise may have been had such  Servicer  acted in accordance with its normal  procedures,  (ii) purchase  such Mortgage Loans that are delinquent from the Trust Fund immediately  prior to the commencement of  foreclosure  proceedings  at a price equal to the Purchase  Price,  and/or
(iii) assume  all of the servicing rights and obligations with respect to such
Mortgage  Loans  that are  delinquent  so long as (A) such  Holder  meets  the requirements for a Subservicer set forth in  Section 3.02(a),  (B) such Holder has a current  special  servicing  ranking of at least "Average" from S&P, (C)
such  Holder  will  service  such  Mortgage  Loans  in  accordance  with  this
Agreement,  (D) the related  Servicer has the right to transfer such servicing rights without the payment of any compensation to a Subservicer.

(g)   The Special  Servicer,  at its  option,  may (but is not  obligated  to)
purchase  from the Trust Fund,  (a) any  Mortgage  Loan that is  delinquent in payment  90 or more days or  (b) any  related  Mortgage  Loan with  respect to which  there has been  initiated  legal  action or other  proceedings  for the
foreclosure  of  the  related   Mortgaged   Property   either   judicially  or
non-judicially,  in each case,  provided that the applicable  Servicer has the right to transfer  the  related  servicing  rights  without the payment of any compensation  to a  Subservicer.  In  the  event  that  the  Special  Servicer exercises  such option,  the Purchase Price therefor shall be deposited in the related  Collection  Account and upon such deposit of the  Purchase  Price and receipt  of a  Request  for  Release  in the  form of  Exhibit K  hereto,  the
Custodian shall release the related  Mortgage File held for the benefit of the
Certificateholders to the Special Servicer,  and the Trustee shall execute and deliver at the Special  Servicer's  direction such  instruments of transfer or assignment  prepared by the Special  Servicer,  in each case without recourse, as shall be  necessary  to  transfer  title from the  Trustee  to the  Special
Servicer.  The  applicable  Servicer shall be entitled to  reimbursement  from the Special  Servicer for all expenses  incurred by it in connection  with the transfer  of any  Mortgage  Loan  to the  Special  Servicer  pursuant  to this
Section 3.11(g).

SECTION 3.12.     Trustee and Trust Administrator to Cooperate; Release of
                              Mortgage Files.

            Upon the payment in full of any  Non-Designated  Mortgage Loan, or the  receipt  by a Servicer  of a  notification  that  payment in full will be escrowed  in  a  manner  customary  for  such  purposes,  such  Servicer  will immediately  notify the Custodian by delivering,  or causing to be delivered a
"Request for Release"  substantially  in the form of  Exhibit K.  Upon receipt of such request,  the Custodian  shall within three  Business Days release the related  Mortgage File to the related  Servicer,  and the Trustee shall within three Business Days of such Servicer's  direction  execute and deliver to such
Servicer the deed of  reconveyance  or release or  satisfaction of mortgage or such  instrument  releasing  the lien of the Mortgage in each case provided by such Servicer,  and the Custodian shall deliver the Mortgage Note with written evidence of  cancellation  thereon.  Expenses  incurred in connection with any instrument of satisfaction or deed of reconveyance  shall be chargeable to the related  Mortgagor.  From  time to time and as shall  be  appropriate  for the servicing or foreclosure of any  Non-Designated  Mortgage Loan,  including for such purpose,  collection  under any policy of flood  insurance,  any fidelity bond or errors  or  omissions  policy,  or for the  purposes  of  effecting  a partial  release of any  Mortgaged  Property  from the lien of the Mortgage or the making of any  corrections  to the Mortgage Note or the Mortgage or any of the other documents  included in the Mortgage File, the Custodian within three
Business  Days of  delivery to the  Custodian  of a Request for Release in the form of Exhibit K signed by a Servicing Officer,  release the Mortgage File to the related  Servicer.  Subject to the further  limitations  set forth  below, the related  Servicer  shall cause the Mortgage  File or documents so released to be returned to the Custodian on its behalf,  when the need therefor by such
Servicer  no  longer  exists,  unless  the  Non-Designated  Mortgage  Loan  is liquidated  and the proceeds  thereof are deposited in the related  Collection
Account,  in which case such  Servicer  shall  deliver to the Trustee,  or the
Custodian  a  Request  for  Release  in the  form of  Exhibit K,  signed  by a
Servicing  Officer.  Each  Servicer  is also  authorized  to cause the removal from the  registration on the MERS® System of such Mortgage and to execute and deliver, on behalf of the Trustee and the  Certificateholders  or any of them, any and all  instruments of satisfaction or cancellation or of partial or full release, including an assignment of such loan to the Trustee.

            If a  Servicer  at  any  time  seeks  to  initiate  a  foreclosure proceeding in respect of any Mortgaged  Property  related to a  Non-Designated
Mortgage Loan as authorized by this Agreement,  such Servicer shall deliver or cause to be delivered to the  Trustee,  for  signature,  as  appropriate,  any court pleadings,  requests for trustee's sale or other documents  necessary to effectuate  such  foreclosure or any legal action  brought to obtain  judgment against the  Mortgagor  on the  Mortgage  Note or the  Mortgage or to obtain a deficiency  judgment  or to enforce any other  remedies or rights  provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

SECTION 3.13.     Documents, Records and Funds in Possession of a Servicer to
                              be Held for the Trust.

            Notwithstanding  any  other  provisions  of this  Agreement,  each
Servicer shall  transmit to the  Custodian,  as required by this Agreement all documents and instruments in respect of a Non-Designated  Mortgage Loan coming into the  possession of the related  Servicer from time to time required to be delivered to the  Trustee,  or the  Custodian  on its behalf,  pursuant to the terms hereof and shall account fully to the Trust  Administrator for any funds received by such  Servicer or which  otherwise  are collected by such Servicer
as   Liquidation   Proceeds   or   Insurance   Proceeds   in  respect  of  any
Non-Designated  Mortgage Loan. All Mortgage Files and funds  collected or held by, or under the  control  of, a Servicer  in  respect  of any  Non-Designated
Mortgage  Loans,  whether  from  the  collection  of  principal  and  interest payments  or from  Liquidation  Proceeds,  including  but not  limited to, any funds  on  deposit  in a  Collection  Account,  shall  be held by the  related
Servicer  for  and  on  behalf  of  the  Trust,   the  Trustee  or  the  Trust
Administrator  and shall be and remain the sole and exclusive  property of the
Trust, subject to the applicable  provisions of this Agreement.  Each Servicer also agrees that it shall not create,  incur or subject any  Mortgage  File or any funds that are deposited in the related  Collection  Account,  Certificate
Account or any related Escrow Account,  or any funds that otherwise are or may become due or payable to the  Trust,  the  Trustee or the Trust  Administrator
for the  benefit  of the  Certificateholders,  to any  claim,  lien,  security interest,  judgment, levy, writ of attachment or other encumbrance,  or assert by legal  action  or  otherwise  any  claim or right  of  setoff  against  any
Mortgage  File  or  any  funds   collected  on,  or  in  connection   with,  a
Non-Designated  Mortgage Loan,  except,  however,  that such Servicer shall be entitled to set off  against  and deduct from any such funds any amounts  that are properly due and payable to such Servicer under this Agreement.

SECTION 3.14.     Servicing Fee; Indemnification of Master Servicer.

(a)   As  compensation  for its services  hereunder,  each  Servicer  shall be entitled to withdraw from the applicable  Collection Account or to retain from interest payments on the related Non-Designated  Mortgage Loans, the amount of its Servicing  Fee, for each Mortgage Loan serviced by it, less any amounts in respect  of its  Servicing  Fee,  as  applicable,  payable  by  such  Servicer pursuant to Section 3.05(c)(vi).  The Servicing Fee is limited to, and payable solely from, the interest portion of such Scheduled  Payments collected by the related Servicer or as otherwise  provided in  Section 3.08(a).  In connection with  the  servicing  of any  Special  Serviced  Mortgage  Loan,  the  Special
Servicer  shall receive the Servicing Fee for such Special  Serviced  Mortgage
Loan  as its  compensation  and  Ancillary  Income  with  respect  to  Special
Serviced Mortgage Loans.

(b)   With respect to each Non-Designated  Mortgage Loan, additional servicing compensation  in the form of  Ancillary  Income and Excess  Proceeds  shall be retained by the related  Servicer,  and additional  servicing  compensation in the form of Payoff  Interest  not  required  to make  payments  in  respect of
Compensating  Interest  Payments shall be retained by SPS. Each Servicer shall be  required  to pay  all  expenses  incurred  by it in  connection  with  its
servicing   activities  hereunder  (including  the  payment  of  any  expenses incurred in connection with any Subservicing  Agreement  entered into pursuant to  Section 3.02  and the  payment  of any  premiums  for  insurance  required pursuant to Section 3.18)  and shall not be entitled to reimbursement  thereof except as specifically provided for in this Agreement.

(c)   The Master Servicer shall be compensated by the Trust  Administrator  as separately  agreed.  The Master Servicer and any director,  officer,  employee or agent of the Master  Servicer  shall be  indemnified  by DLJMC (or if DLJMC shall  fail to do so,  by the  Trust)  and held  harmless  against  any  loss, liability  or expense  (including  reasonable  attorney's  fees and  expenses)
incurred in  connection  with any claim or legal  action  relating to (a) this
Agreement,  (b) the  Certificates or (c) the  performance of any of the Master
Servicer's  duties  hereunder,  other  than any  loss,  liability  or  expense incurred  by reason of willful  misfeasance,  bad faith or  negligence  in the performance of any of the Master  Servicer's  duties  hereunder or incurred by reason of any  action of the Master  Servicer  taken at the  direction  of the
Certificateholders;  provided,  however,  that the sum of  (x) such  indemnity amounts payable by DLJMC or the Trust to the Master Servicer  pursuant to this
Section 3.14(c) and  (y) the  indemnity  amounts payable by DLJMC or the Trust to the  Trust  Administrator  pursuant  to  Section 10.05,  shall  not  exceed
$200,000 per year;  provided,  further,  that any amounts not payable by DLJMC or the Trust to the Master  Servicer  due to the  preceding  proviso  shall be payable by DLJMC (or if DLJMC fails to do so, by the Trust) in any  succeeding year,  subject to the aggregate  $200,000 per annum limitation  imposed by the preceding  proviso.  Such  indemnity  shall  survive the  termination  of this
Agreement or the resignation or removal of the Master Servicer hereunder.

SECTION 3.15.     Access to Certain Documentation.

            The Master  Servicer and each  Servicer  shall  provide to the OTS and the FDIC and to comparable regulatory  authorities  supervising Holders of
Subordinate  Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other  authorities,  access to the  documentation  regarding the related  Non-Designated  Mortgage Loans required by applicable regulations of the OTS and the FDIC.  Such access shall be afforded  without  charge,  but only upon  reasonable  and prior written  request and during  normal  business hours at the  offices  designated  by the Master  Servicer  or such  Servicer.
Nothing in this  Section shall  limit the obligation of the Master Servicer or
any  Servicer  to  observe  any  applicable  law  prohibiting   disclosure  of
information  regarding the Mortgagors  and the failure of the Master  Servicer or such Servicer to provide access as provided in this  Section as a result of such  obligation  shall not  constitute a breach of this  Section.  Nothing in this  Section 3.15  shall  require  the Master  Servicer  or any  Servicer  to collect,  create,  collate or otherwise  generate any information that it does not generate in its usual course of business.

SECTION 3.16.     Annual Statement as to Compliance.

            Not later than the earlier of (a) March 15 of each  calendar  year
(other  than the  calendar  year  during  which the  Closing  Date  occurs) or
(b) with  respect to any  calendar  year during which the  Depositor's  annual report on Form 10-K is required to be filed in  accordance  with the  Exchange
Act and the rules and regulations of the  Commission,  15 calendar days before each date on which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and regulations of the  Commission  (or if  such  day  is not a  Business  Day,  the  immediately preceding  Business Day),  each Servicer shall deliver to the Master  Servicer an Officer's  Certificate stating, as to the signer thereof, that (i) a review of the activities of such Servicer  during the preceding  calendar year and of the  performance  of such  Servicer  under this  Agreement has been made under such officer's supervision,  and (ii) to the best of such officer's knowledge, based on such review,  such Servicer has fulfilled all its  obligations  under this  Agreement  throughout  such year, or, if there has been a default in the fulfillment  of any such  obligation,  specifying  each such default  known to such  officer and the nature and status  thereof and the action being taken by such  Servicer  to cure such  default.  Upon each  receipt  of such  Officer's
Certificate  from any Servicer,  the Master Servicer shall promptly  deliver a copy of such Officer's Certificate to the Depositor,  the Rating Agencies, the
Trustee and the Trust Administrator.

            Not later than the earlier of (a) March 15 of each  calendar  year
(other  than the  calendar  year  during  which the  Closing  Date  occurs) or
(b) with  respect to any  calendar  year during which the  Depositor's  annual report on Form 10-K is required to be filed in  accordance  with the  Exchange
Act and the rules and regulations of the  Commission,  15 calendar days before each date on which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and regulations of the  Commission  (or if  such  day  is not a  Business  Day,  the  immediately preceding  Business Day), the Master  Servicer shall deliver to the Depositor, the Rating  Agencies,  the Trustee and the Trust  Administrator  an  Officer's
Certificate  stating,  as to the  signer  thereof,  that  (i) a  review of the activities of the Master  Servicer  during the preceding  calendar year and of the  performance  of the Master  Servicer  under this  Agreement has been made under such  officer's  supervision,  and  (ii) to  the best of such  officer's knowledge,  based on such review,  the Master  Servicer has  fulfilled all its obligations  under this Agreement  throughout such year, or, if there has been a default in the  fulfillment  of any such  obligation,  specifying  each such default  known to such  officer  and the  nature and  status  thereof  and the action being taken by the Master Servicer to cure such default.

SECTION 3.17.     Annual Independent Public Accountants' Servicing Statement;
                              Financial Statements.

            Not later than the earlier of (a) March 15 of each  calendar  year
(other  than the  calendar  year  during  which the  Closing  Date  occurs) or
(b) with  respect to any  calendar  year during which the  Depositor's  annual report on Form 10-K is required to be filed in  accordance  with the  Exchange
Act and the rules and regulations of the  Commission,  15 calendar days before each date on which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and regulations of the  Commission  (or if  such  day  is not a  Business  Day,  the  immediately preceding  Business  Day),  the Master  Servicer at its expense  shall cause a nationally or regionally  recognized  firm of independent  public  accountants
(who may also render other  services to the Master  Servicer or any  affiliate thereof)  which is a member of the  American  Institute  of  Certified  Public
Accountants  to  furnish  a  statement  to the  Trust  Administrator  and  the
Depositor, in the form of Exhibit V-1.

            Not later than the earlier of (a) March 15 of each  calendar  year
(other  than the  calendar  year  during  which the  Closing  Date  occurs) or
(b) with  respect to any  calendar  year during which the  Depositor's  annual report on Form 10-K is required to be filed in  accordance  with the  Exchange
Act and the rules and regulations of the  Commission,  15 calendar days before each date on which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and regulations of the  Commission  (or if  such  day  is not a  Business  Day,  the  immediately preceding  Business  Day),  each  Servicer  (other  than  Wells  Fargo) at its expense shall cause a nationally or regionally  recognized firm of independent public  accountants (who may also render other services to such Servicer,  the related  Seller or any  affiliate  thereof)  which is a member of the American
Institute of Certified Public  Accountants to furnish a statement to the Trust
Administrator,  the Master Servicer and the Depositor, to the effect that with respect to each  Servicer  (other than Wells  Fargo),  such firm has  examined certain  documents  and records  relating to the  servicing of mortgage  loans which such Servicer is servicing which may include the related  Mortgage Loans or  similar  mortgage  loans,  and  that,  on the  basis of such  examination, conducted  substantially  in compliance  with the Uniform  Single  Attestation
Program  for  Mortgage  Bankers or the Audit Guide for HUD  Approved  Title II
Approved  Mortgagees  and Loan  Correspondent  Programs,  nothing  has come to their  attention  which  would  indicate  that  such  servicing  has not  been
conducted  in  compliance  with  Accepted  Servicing  Practices,   except  for
(a) such exceptions as such firm shall believe to be immaterial,  and (b) such other  exceptions  as shall be set forth in such  statement.  In addition each
Servicer shall disclose to such firm all significant  deficiencies relating to such Servicer's  compliance with the minimum servicing  standards set forth in this  Agreement.  In  rendering  such  statement,  such firm may  rely,  as to matters relating to direct  servicing of mortgage loans by Subservicers,  upon comparable statements for examinations  conducted  substantially in compliance with the Uniform Single Attestation  Program for Mortgage Bankers or the Audit
Guide for HUD Approved  Title II Approved  Mortgagees  and Loan  Correspondent
Programs  (rendered  within one year of such statement) of independent  public accountants with respect to the related Subservicer.
            Not later than the earlier of (a) March 15 of each  calendar  year
(other  than the  calendar  year  during  which the  Closing  Date  occurs) or
(b) with  respect to any  calendar  year during which the  Depositor's  annual report on Form 10-K is required to be filed in  accordance  with the  Exchange
Act and the rules and regulations of the  Commission,  15 calendar days before each date on which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and regulations of the  Commission  (or if  such  day  is not a  Business  Day,  the  immediately
preceding  Business  Day),  Wells  Fargo,  at  its  expense,   shall  cause  a
nationally or regionally  recognized  firm of independent  public  accountants
(who may also render other services to Wells Fargo,  the related Seller or any affiliate  thereof)  which is a member of the American  Institute of Certified
Public Accountants to furnish a statement to the Depositor,  and the Depositor shall send copies of such  statement  to each of the Trust  Administrator  and the  Master  Servicer,  to the  effect  that  such firm has  examined  certain documents and records  relating to the servicing of mortgage loans which Wells
Fargo is servicing,  which may include the related  Mortgage  Loans or similar mortgage  loans,  and  that,  on the  basis  of  such  examination,  conducted substantially  in compliance with the Uniform Single  Attestation  Program for
Mortgage  Bankers  or the  Audit  Guide  for HUD  Approved  Title II  Approved
Mortgagees  and  Loan  Correspondent  Programs,  nothing  has  come  to  their attention  which would  indicate that such servicing has not been conducted in compliance with Accepted Servicing  Practices,  except for (a) such exceptions as such firm shall believe to be immaterial,  and (b) such other exceptions as shall  be set  forth  in  such  statement.  In  addition,  Wells  Fargo  shall disclose to such firm all significant  deficiencies  relating to Wells Fargo's compliance with the minimum  servicing  standards set forth in this Agreement.
In rendering  such  statement,  such firm may rely, as to matters  relating to
direct   servicing  of  mortgage  loans  by   Subservicers,   upon  comparable
statements for  examinations  conducted  substantially  in compliance with the
Uniform  Single  Attestation  Program for Mortgage  Bankers or the Audit Guide
for HUD Approved Title II Approved Mortgagees and Loan Correspondent  Programs
(rendered   within  one  year  of  such   statement)  of  independent   public
accountants with respect to the related Subservicer.

            Copies  of  such  statements   shall  be  provided  by  the  Trust
Administrator to any  Certificateholder  upon request at the Master Servicer's or the related  Servicer's  expense,  provided such  statement is delivered by the Master Servicer or such Servicer to the Trust Administrator.

SECTION 3.18.     Maintenance of Fidelity Bond and Errors and Omissions
                              Insurance.

            Each Servicer shall maintain with  responsible  companies,  at its own expense,  a blanket  Fidelity Bond and an Errors and  Omissions  Insurance
Policy,  with broad  coverage  on all  officers,  employees  or other  persons acting  in any  capacity  requiring  such  persons  to  handle  funds,  money, documents  or  papers  relating  to  the  related  Mortgage  Loans  ("Servicer
Employees").  Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage  Banker's  Blanket Bond and shall protect and insure the related  Servicer  against losses,  including  forgery,  theft, embezzlement,  fraud, errors and omissions and negligent acts of such Servicer
Employees.  Such Fidelity Bond and Errors and Omissions  Insurance Policy also shall protect and insure each Servicer  against losses in connection  with the release or  satisfaction  of a related  Mortgage Loan without having  obtained payment in full of the  indebtedness  secured  thereby.  No  provision of this
Section 3.18  requiring such Fidelity Bond and Errors and Omissions  Insurance
Policy shall  diminish or relieve a Servicer  from its duties and  obligations as set forth in this Agreement.  The minimum  coverage under any such bond and insurance  policy  shall  be at  least  equal  to  the  corresponding  amounts acceptable  to FNMA unless the related  Servicer has obtained a waiver of such requirement.  Upon  the  request  of  the  Trust  Administrator,  the  related
Servicer shall cause to be delivered to the Trust  Administrator a certificate of  insurance  of the  insurer and the surety  including a statement  from the surety and the insurer that such fidelity  bond and insurance  policy shall in no event be terminated or materially  modified  without 30 days' prior written notice to the Trust Administrator.

            The Master  Servicer  shall  maintain  insurance  in such  amounts generally acceptable for entities serving as master servicer.

SECTION 3.19.     Special Serviced Mortgage Loans.

            If  directed  by the  Special  Servicer  and solely at the Special
Servicer's  option, a Servicer (a "Transferring  Servicer") shall transfer the servicing of any Mortgage Loan serviced by the Transferring  Servicer which is
90 days or more  delinquent  (determined  as of the close of  business  of the last day of the month  preceding  the  related  Data  Remittance  Date) to the
Special  Servicer.  The Special  Servicer  shall  thereupon  assume all of the
rights  and  obligations  of  the  Transferring   Servicer  hereunder  arising
thereafter  and the  Transferring  Servicer  shall have no  further  rights or obligations  hereunder  with  respect to such  Mortgage  Loan (except that the
Special  Servicer  shall not be  (i) liable  for  losses  of the  Transferring
Servicer  pursuant to Section 3.09  hereof or for any acts or omissions of the
Transferring   Servicer  hereunder  prior  to  the  servicing  transfer  date,
(ii) obligated  to effectuate  repurchases or  substitutions of Mortgage Loans hereunder  including,  but not limited to,  repurchases  or  substitutions  of
Mortgage Loans pursuant to Section 2.02  or 2.03 hereof,  (iii) deemed to have made any representations  and warranties of a Transferring  Servicer hereunder or  (iv) be  subject  to any  other  agreement  not  executed  by the  Special
Servicer).   Except  as  provided  in  the  preceding  sentence,  the  Special
Servicer shall service all Special Serviced  Mortgage Loans in accordance with the  servicing  standards  applicable  to SPS as if SPS were the  Transferring
Servicer;  provided,  however,  that  the  obligations  of SPS  set  forth  in
Section 8.01(h),  Section 8.01(i) and Article XIII of this Agreement shall not be applicable to the Special  Servicer.  Upon the transfer of the servicing of any such Mortgage Loan to the Special Servicer,  the Special Servicer shall be entitled to the related  Servicing Fee and other  compensation  accruing after the servicing  transfer date with respect to such Mortgage  Loans  pursuant to
Section 3.14.

            In  connection  with the transfer of the servicing of any Mortgage
Loan to the Special Servicer,  the Transferring Servicer shall, at the Special
Servicer's expense,  deliver to the Special Servicer all documents and records relating to such  Mortgage  Loans and an  accounting  of amounts  collected or held by it and  otherwise  use its best  efforts  to effect  the  orderly  and
efficient  transfer  of  the  servicing  to  the  Special  Servicer.   On  the
servicing   transfer   date,  the  Special   Servicer   shall   reimburse  the
Transferring  Servicer for all unreimbursed  Advances,  Servicing Advances and
Servicing  Fees, as  applicable,  relating to the Mortgage Loans for which the servicing is being  transferred.  The Special Servicer shall be entitled to be reimbursed  pursuant to Section 3.08  or otherwise  pursuant to this Agreement for all such Advances,  Servicing  Advances and Servicing Fees, as applicable,
paid  by  the  Transferring   Servicer  pursuant  to  this  Section 3.19.   In
addition,  the  Special  Servicer  shall  notify the Master  Servicer  of such transfer and the effective date of such transfer,  and amend the Mortgage Loan
Schedule to reflect that such  Mortgage  Loans are Special  Serviced  Mortgage
Loans.

SECTION 3.20.     Indemnification of Servicers and Master Servicer.

            Each  Servicer  agrees to indemnify  and hold the Master  Servicer harmless  from and  against  any and all losses,  claims,  expenses,  costs or liabilities  (including attorneys fees and court costs) incurred by the Master
Servicer as a result of or in connection  with the failure by such Servicer to perform the  obligations  or  responsibilities  imposed upon or  undertaken by such Servicer under this Agreement.

            The Master  Servicer  agrees to indemnify  and hold each  Servicer harmless  from and  against  any and all losses,  claims,  expenses,  costs or liabilities  (including  attorneys  fees and  court  costs)  incurred  by such
Servicer  as a result  of or in  connection  with the  failure  by the  Master
Servicer  to perform  the  obligations  or  responsibilities  imposed  upon or undertaken by the Master Servicer under this Agreement.

SECTION 3.21.     Notification of Adjustments.

            With respect to each Mortgage  Loan,  the related  Servicer  shall adjust the Mortgage Rate on the related  Adjustment  Date in  compliance  with the  requirements  of  applicable  law and the related  Mortgage  and Mortgage
Note.  The related  Servicer  shall  execute and deliver any and all necessary notices  required under  applicable law and the terms of the related  Mortgage
Note  and  Mortgage   regarding  the  Mortgage  Rate  adjustments.   Upon  the
discovery  by the  related  Servicer  or the  receipt of notice from the Trust
Administrator  that such  Servicer  has  failed to adjust a  Mortgage  Rate in accordance  with the terms of the related  Mortgage Note,  such Servicer shall immediately  deposit in the Certificate  Account from its own funds the amount of any interest loss or deferral caused the Trust Administrator thereby.

SECTION 3.22.     Designated Mortgage Loans.

(a)   For and on behalf of the  Certificateholders,  the Master Servicer shall oversee and enforce the obligation of each Designated  Servicer to service and administer the related Designated  Mortgage Loans in accordance with the terms of the related  Designated  Servicing  Agreement and shall have full power and authority  to do any and all things  which it may deem  necessary or desirable in connection  with such master  servicing and  administration.  In performing its  obligations  hereunder,  the  Master  Servicer  shall  act  in  a  manner consistent  with this  Agreement  and with  customary  and usual  standards of practice of prudent mortgage loan master  servicers.  Furthermore,  the Master
Servicer shall oversee and consult with each Designated  Servicer as necessary from  time-to-time to carry out the Master Servicer's  obligations  hereunder, and shall  receive,  review and evaluate all  reports,  information  and other data provided to the Master Servicer by each Designated Servicer.

            The Master  Servicer shall terminate the rights and obligations of any Designated  Servicer  under the related  Designated  Servicing  Agreement,
upon  the  failure  of  such  Designated   Servicer  to  perform  any  of  its
obligations under such Designated Servicing  Agreement,  which failure results in  an  event  of  default  as  provided  Section 8.01  of  the  PHH  Mortgage
Underlying  Servicing  Agreement,  with respect to PHH  Mortgage,  as provided
Section 8.01  of  the  National  City  Underlying  Servicing  Agreement,  with respect  to  National  City,  as  provided  in  Section 8.01  of  the  IndyMac
Underlying  Servicing  Agreement,  with  respect to  IndyMac,  as  provided in
Section 9.01  of  the  GMAC  Mortgage  Underlying  Servicing  Agreement,  with respect  to GMAC  Mortgage,  as  provided  in  Section 14  of the  Countrywide
Underlying Servicing Agreement,  with respect to Countrywide,  and as provided in Section 8.01 of the EverBank Underlying Servicing  Agreement,  with respect to EverBank.  In the event a  Designated  Servicer is  terminated  pursuant to the preceding  sentence,  the Master  Servicer  shall notify the Depositor and the Trust  Administrator  and shall either  (a) select  and engage a successor servicer of the related  Mortgage  Loans or (b) act as  successor  servicer of the related  Mortgage  Loans.  In either case, the  Designated  Mortgage Loans related  to such  Designated  Servicing  Agreement  shall be  serviced  by the successor to such Designated Servicer pursuant to the servicing  provisions of this  Agreement,  and  such  Designated  Mortgage  Loans  shall be  deemed  as
"Non-Designated  Mortgage Loans" under this Agreement;  provided,  however, it is  understood  and  acknowledged  by the parties  hereto that there will be a period of  transition  (not to exceed 90 days)  before  the  actual  servicing functions can be fully  transferred  to such  successor  Designated  Servicer.
Such  enforcement,  including,  without  limitation,  the legal prosecution of claims,  termination  of Designated  Servicing  Agreements  and the pursuit of other appropriate  remedies,  shall be in such form and carried out to such an extent and at such time as the  Master  Servicer,  in its good faith  business judgment,  would require were it the owner of the related  Mortgage Loans. The
Master  Servicer  shall pay the costs of such  enforcement at its own expense, provided  that the Master  Servicer  shall not be  required  to  prosecute  or defend any legal action  except to the extent that the Master  Servicer  shall have  received  reasonable  indemnity  for its costs and  expenses in pursuing such action.
            To the extent that the costs and  expenses of the Master  Servicer related  to  any  termination  of  a  Designated  Servicer,  appointment  of a successor  Designated  Servicer or the transfer and assumption of servicing by the  Master  Servicer  with  respect  to any  Designated  Servicing  Agreement
(including,  without limitation,  (i) all legal costs and expenses and all due diligence  costs and expenses  associated  with an evaluation of the potential termination  of a  Designated  Servicer  as a result of an event of default by such Designated  Servicer and (ii) all costs and expenses  associated with the complete  transfer  of  servicing,  including  all  servicing  files  and  all servicing  data  and  the  completion,  correction  or  manipulation  of  such servicing  data as may be  required by the  successor  servicer to correct any errors or  insufficiencies  in the  servicing  data or otherwise to enable the successor  servicer  to service the  Mortgage  Loans in  accordance  with this
Agreement)  are not fully  reimbursed by the terminated  Designated  Servicer, the Master  Servicer  shall be  entitled  to  reimbursement  of such costs and expenses from the Trust.

(b)   Each month,  if a Designated  Servicer fails to make a required  Advance by the date such  Advance is required to be made under the related  Designated
Servicing  Agreement,  the Master  Servicer shall on the Cash  Remittance Date deposit in the amount of any required Advance in the Certificate Account.

(c)   Each  month,  the  Master  Servicer  shall  make  Compensating  Interest
Payments with respect to the Designated  Mortgage Loans to the extent provided in Section 3.03.

SECTION 3.23.     Assigned Prepayment Premiums.

            Notwithstanding  anything in this  Agreement to the  contrary,  in the event of a Principal  Prepayment,  the  applicable  Servicer may not waive any Assigned  Prepayment  Premium or portion thereof  required by the terms of the related  Mortgage Note unless (i) the related  Mortgage Loan is in default or  foreseeable  default and such waiver  (a) is  standard  and  customary  in servicing  mortgage loans similar to the Mortgage Loans and (b) would,  in the reasonable  judgment of such  Servicer,  maximize  recovery of total  proceeds taking into  account  the value of such  Assigned  Prepayment  Premium and the related Mortgage Loan,  (ii) (A) the enforceability  thereof is limited (1) by
bankruptcy,  insolvency,  moratorium,   receivership,  or  other  similar  law
relating  to  creditors'  rights  generally  or  (2)  due to  acceleration  in connection  with a  foreclosure  or  other  involuntary  payment,  or (B)  the
enforceability   is  otherwise   limited  or  prohibited  by  applicable  law,
(iii) the  enforceability would be considered  "predatory" pursuant to written guidelines issued by any applicable  federal,  state or local authority having jurisdiction  over such  matters,  or  (iv) such  Servicer is unable to locate documentation  sufficient  to allow it to confirm the  existence and amount of such Assigned  Prepayment Premium after using commercially  reasonable efforts to  locate  such  documentation,  which  efforts  shall  include,  but are not limited  to,  seeking  such  documentation  from the  Depositor,  the  related
Seller,  the  Custodian  and from its own records or files.  For the avoidance of doubt, the applicable  Servicer may waive an Assigned Prepayment Premium in connection  with a short sale or short  payoff on a defaulted  Mortgage  Loan.
If an  applicable  Servicer  has  waived  all  or a  portion  of  an  Assigned
Prepayment Premium relating to a Principal Prepayment,  other than as provided above,  such Servicer shall deliver to the Trust  Administrator  no later than the next  succeeding  Cash  Remittance  Date, for deposit into the Certificate
Account  the  amount of such  Assigned  Prepayment  Premium  (or such  portion thereof as had been waived) for  distribution  in accordance with the terms of this Agreement and if such Servicer  fails to deliver such amount,  any of the
Trust  Administrator,  the Master Servicer,  the Trustee or the related Seller may enforce such  obligation.  If such Servicer has waived all or a portion of an  Assigned  Prepayment  Premium  for  any  reason,  it  shall  include  such information  in any monthly  reports it provides,  and such  Servicer if other than  Wells  Fargo  Bank,  N.A.,  shall  notify the Trust  Administrator,  the
Sellers,  the Master  Servicer  and the  Trustee of such  waiver,  and if such
Servicer is Wells Fargo Bank,  N.A.,  Wells Fargo Bank,  N.A. shall notify the
Trust  Administrator and the Trust Administrator shall forward any such notice to the  Sellers,  the Master  Servicer and the  Trustee.  Notwithstanding  any
provision  in this  Agreement  to the  contrary,  in the  event  the  Assigned
Prepayment  Premium  payable  under the terms of the related  Mortgage Note is less  than the  amount of the  Assigned  Prepayment  Premium  set forth in the
Mortgage  Loan  Schedule  or  other  information  provided  to the  applicable
Servicer,  such  Servicer  shall not have any  liability  or  obligation  with
respect  to  such   difference.   The  Master  Servicer  shall  not  have  any
responsibility   for   verifying  the  accuracy  of  the  amount  of  Assigned
Prepayment Premiums remitted by the Servicers.

            Notwithstanding  anything in this  Agreement to the contrary,  the
Trustee  and the Trust  Administrator  shall  have no  obligation  to  collect
Prepayment  Premiums from any Servicer or Designated Servicer other than Wells
Fargo,  in its capacity as a Servicer (or any of its  successors and assigns), or SPS (or any of its successors and assigns).

                                 ARTICLE IV

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.     Priorities of Distribution.

            (I)   (A)   On  each  Distribution   Date,  with  respect  to  the
Group 1,  Group 2,  Group 3,  Group 4 and  Class C-B  Certificates,  the Trust
Administrator  shall  determine the amounts to be distributed to each Class of
Certificates as follows:

(a)   with   respect  to  the  Group 1   Certificates,   from  the   Available
      Distribution Amount relating to Loan Group 1:

(i)   first,  concurrently,  to the Group 1 Certificates,  an amount allocable to interest equal to the related Interest  Distribution Amount for such  Distribution  Date, any shortfall  being  allocated pro rata between such Classes  based on the  Interest  Distribution  Amount
            that  would  have  been   distributed   in  the  absence  of  such
            shortfall; and

(ii)  second,  on each  Distribution  Date,  from the  Available  Distribution
            Amount  for Loan  Group 1  remaining  after  giving  effect to the
            distributions  pursuant  to  Section 4.01(I)(A)(a)(i) above,   the
            Group 1  Senior  Principal   Distribution  Amount,  as  principal,
            sequentially, as follows:

(A)   first,  to the Class AR and Class AR-L  Certificates,  pro rata based on their respective Class Principal Balances  immediately prior to such  Distribution  Date,  until their  respective  Class
                  Principal Balances are reduced to zero; and

(B)   second,  the  Group 1  Senior  Principal  Distribution  Amount  for that
                  Distribution   Date  remaining  after  making  the  payments
                  specified   in  clause  (A)  above,   to  the   Class 1-A-1,
                  Class 1-A-2-1  and  Class 1-A-2-2  Certificates,  pro  rata,
                  based  on  their   respective   Class   Principal   Balances
                  immediately  prior to such  Distribution  Date,  until their respective Class Principal Balances are reduced to zero.

(b)   with  respect  to the  Group 2  Certificates,  and  from  the  Available
      Distribution Amount relating to Loan Group 2:

(i)   first,  concurrently,  to the Group 2 Certificates,  an amount allocable to interest equal to the related Interest  Distribution Amount for such  Distribution  Date, any shortfall  being  allocated pro rata between such Classes  based on the  Interest  Distribution  Amount
            that  would  have  been   distributed   in  the  absence  of  such
            shortfall; and

(ii)  second,  on each  Distribution  Date,  from the  Available  Distribution
            Amount  for Loan  Group 2  remaining  after  giving  effect to the distributions pursuant to  Section 4.01(I)(A)(b)(i) above,  to the
            Class 2-A-1   Certificates,   as  principal,  the  Group 2  Senior
            Principal  Distribution  Amount, until its Class Principal Balance is reduced to zero.

(c)   with  respect  to the  Group 3  Certificates,  and  from  the  Available
      Distribution Amount relating to Loan Group 3:

(i)   first,  concurrently,  to the Group 3 Certificates,  an amount allocable to interest equal to the related Interest  Distribution Amount for such  Distribution  Date, any shortfall  being  allocated pro rata between such Classes  based on the  Interest  Distribution  Amount
            that  would  have  been   distributed   in  the  absence  of  such
            shortfall; and

(ii)  second,  on each  Distribution  Date,  from the  Available  Distribution
            Amount  for Loan  Group 3  remaining  after  giving  effect to the
            distributions  pursuant  to  Section 4.01(I)(A)(c)(i) above,   the
            Group 3 Senior Principal  Distribution  Amount,  as principal,  to the Class 3-A-1-1  Certificates,  the  Class 3-A-1-2  Certificates
            and   the   Class 3-A-2,   Class   3-A-3-1   and   Class   3-A-3-2
            Certificates,  pro rata,  weighted  based on the  aggregate  Class
            Principal  Balances of such groups of classes  (the  Class 3-A-1-1
            Certificates as one group, the  Class 3-A-1-2  Certificates as one group,  and the  Class 3-A-2,  Class  3-A-3-1  and  Class  3-A-3-2
            Certificates in the aggregate as one group), as follows:

                              (A)   to the Class 3-A-1-1  Certificates,  until
                its Class Principal Balance is reduced to zero;

                              (B)   to the Class 3-A-1-2  Certificates,  until
                its Class Principal Balance is reduced to zero; and

                              (C)   sequentially,  first,  to the Class  3-A-2
                Certificates,  until its Class Principal Balance is reduced to zero,  and  second,  to the  Class 3-A-3-1  and Class  3-A-3-2
                Certificates,  pro  rata,  based  on  their  respective  Class
                Principal  Balances  immediately  prior  to such  Distribution
                Date,  until their  respective  Class  Principal  Balances are reduced to zero.

(d)   with  respect  to the  Group 4  Certificates,  and  from  the  Available
      Distribution Amount relating to Loan Group 4:

(i)   first,  concurrently,  to the Group 4 Certificates,  an amount allocable to interest equal to the related Interest  Distribution Amount for such  Distribution  Date, any shortfall  being  allocated pro rata between such Classes  based on the  Interest  Distribution  Amount
            that  would  have  been   distributed   in  the  absence  of  such
            shortfall; and

(ii)  second,  on each  Distribution  Date,  from the  Available  Distribution
            Amount  for Loan  Group 4  remaining  after  giving  effect to the distributions pursuant to  Section 4.01(I)(A)(d)(i) above,  to the
            Class 4-A-1  and  Class 4-A-2  Certificates,   as  principal,  the
            Group 4 Senior Principal  Distribution  Amount,  pro rata based on their respective  Class Principal  Balances  immediately  prior to such  Distribution  Date,  until their  respective Class Principal
            Balances are reduced to zero.

(e)   with respect to the  Class C-B  and  Class AR-L  Certificates,  from the
      Available  Distribution  Amount relating to Loan Group 1,  Loan Group 2,
      Loan  Group 3  and  Loan  Group 4   remaining  after  the  distributions
      pursuant  to   Sections 4.01(I)(A)(a) through   (d) above,   subject  to
      Sections  4.01(I)(C)  below,  and further subject to any payments to the
      Group 1,  Group 2,  Group 3 and Group 4  Certificates  as  described  in
      Section 4.07,  to the  following  Classes  in  the  following  order  of priority:

(i)   to the Class C-B-1  Certificates,  an amount allocable to interest equal to the  Interest  Distribution  Amount  for  such  Class for  such
            Distribution Date;

(ii)  to the Class C-B-1 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such Distribution  Date, until the Class
            Principal Balance of Class C-B-1 Certificates is reduced to zero;

(iii) to the Class C-B-2  Certificates,  an amount allocable to interest equal to the  Interest  Distribution  Amount  for  such  Class for  such
            Distribution Date;

(iv)  to the Class C-B-2 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such Distribution  Date, until the Class
            Principal Balance of Class C-B-2 Certificates is reduced to zero;

(v)   to the Class C-B-3  Certificates,  an amount allocable to interest equal to the  Interest  Distribution  Amount  for  such  Class for  such
            Distribution Date;

(vi)  to the Class C-B-3 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such Distribution  Date, until the Class
            Principal Balance of Class C-B-3 Certificates is reduced to zero;

(vii) to the Class C-B-4  Certificates,  an amount allocable to interest equal to the  Interest  Distribution  Amount  for  such  Class for  such
            Distribution Date;

(viii)      to the Class C-B-4 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such Distribution  Date, until the
            Class Principal Balance of Class C-B-4  Certificates is reduced to zero;

(ix)  to the Class C-B-5  Certificates,  an amount allocable to interest equal to the  Interest  Distribution  Amount  for  such  Class for  such
            Distribution Date;

(x)   to the Class C-B-5 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such Distribution  Date, until the Class
            Principal Balance of Class C-B-5 Certificates is reduced to zero;

(xi)  to the Class C-B-6  Certificates,  an amount allocable to interest equal to the  Interest  Distribution  Amount  for  such  Class for  such
            Distribution Date;

(xii) to the Class C-B-6 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such Distribution  Date, until the Class
            Principal Balance of Class C-B-6 Certificates is reduced to zero;

(xiii)      to  the  Class C-B-1,   Class C-B-2,   Class C-B-3,   Class C-B-4,
            Class C-B-5 and Class C-B-6 Certificates,  in that order, up to an amount of Net Realized  Losses for such Class,  if any;  provided,
            however,     that    any    distribution    pursuant    to    this
            Section 4.01(I)(A)(e)(xiii)   shall   not   result  in  a  further
            reduction of the Class  Principal  Balance of any of the Class C-B
            Certificates; and

(xiv) to the Class AR-L  Certificates,  any remaining  Available  Distribution
            Amount  for Loan  Group 1,  Loan  Group 2,  Loan  Group 3  or Loan
            Group 4 (to the extent such amount is held by REMIC I),  or to the
            Class AR   Certificates,   any  remaining  Available  Distribution
            Amount  for Loan  Group 1,  Loan  Group 2,  Loan  Group 3  or Loan
            Group 4 (to the extent such amount is held by REMIC IV).

            (B)   On each Distribution  Date, the amount referred to in clause
(i) of the definition of Interest  Distribution  Amount for such  Distribution
Date for each  Class of  Group 1,  Group 2,  Group 3,  Group 4  and  Class C-B
Certificates  shall be  reduced  by the  Trust  Administrator  by the  related
Class's  pro rata  share  (based on the  amount of the  Interest  Distribution
Amount   for   each   such   Class before    reduction    pursuant   to   this
Section 4.01(I)(B))  of (i) Net  Prepayment  Interest  Shortfalls for Mortgage
Loans in the related Loan Group for such Distribution Date and  (ii) (A) after the Special Hazard  Coverage  Termination  Date, with respect to each Group 1,
Group 2,  Group 3 and  Group 4  Mortgage  Loan,  as  applicable,  that was the subject of Special Hazard Loss during the prior calendar month,  the excess of one month's  interest at the related Net Mortgage Rate on the Stated Principal
Balance  of such  Mortgage  Loan as of the Due  Date in such  month  over  the amount of Liquidation  Proceeds applied as interest on such Mortgage Loan with respect to such month,  (B) after the Bankruptcy  Coverage  Termination  Date, with respect to each Group 1,  Group 2,  Group 3 or Group 4  Mortgage Loan, as
applicable,  that  became  subject  to a  Bankruptcy  Loss  during  the  prior calendar month, the interest portion of the related Debt Service  Reduction or
Deficient Valuation,  (C) each Relief Act Reduction for any Group 1,  Group 2,
Group 3 or Group 4  Mortgage  Loan, as applicable,  incurred  during the prior calendar month and (D) after the Fraud Loss Coverage  Termination  Date,  with respect  to each  Group 1,  Group 2,  Group 3  or Group 4  Mortgage  Loan,  as
applicable,  that  became a Fraud  Loan  during the prior  calendar  month the excess of one month's  interest at the related Net Mortgage Rate on the Stated
Principal  Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation  Proceeds  applied as interest on such Mortgage Loan with respect to such month.  For purposes of calculating  the reduction of the
Interest  Distribution  Amount for each Class of  Class C-B  Certificates with respect to Loan  Group 1,  Loan  Group 2,  Loan  Group 3 or Loan  Group 4 such reduction  shall be based on the amount of  interest  accruing  at the Net WAC
Rate for such Loan Group on  such Class's  proportionate  share,  based on the
Class Principal Balance of the related Subordinate  Component Balance for that
Distribution Date.

            (C)   With respect to each Class of Class C-B Certificates,  if on any Distribution  Date the related  Subordination  Level of such Class is less than such  percentage  as of the Closing Date,  no  distribution  of Principal
Prepayments  will be made to any Class or  Classes of  Class C-B  Certificates junior to such  Class (the  "Restricted  Classes")  and the  amount  otherwise
distributable  to  the  Restricted   Classes  in  respect  of  such  Principal
Prepayments  will be  allocated  among  the  remaining  Classes  of  Class C-B
Certificates, pro rata, based upon their respective Class Principal Balances.

            (D)   The Trust  Administrator  shall distribute the Mortgage Loan
Purchase  Price of any Optional  Termination  of Loan  Group 1,  Loan Group 2,
Loan  Group 3 and Loan Group 4 in excess of the Par Value to the holder of the
Class AR-L Certificate.

            (II)  With respect to the Group 5 Certificates:

(a)   On each Distribution Date, the Trust  Administrator shall distribute the
      Interest  Remittance  Amount  for such  date in the  following  order of priority:

(i)   to the  Group 5  Senior  Certificates,  pro rata based on  amounts  due,
            Current Interest and any Carryforward  Interest for such Class and such Distribution Date;

(ii)  to the Class 5-M-1  Certificates,  Current Interest and any Carryforward
            Interest for such Class and such Distribution Date;

(iii) to the Class 5-M-2  Certificates,  Current Interest and any Carryforward
            Interest for such Class and such Distribution Date;

(iv)  to the Class 5-M-3  Certificates,  Current Interest and any Carryforward
            Interest for such Class and such Distribution Date;

(v)   to the Class 5-M-4  Certificates,  Current Interest and any Carryforward
            Interest for such Class and such Distribution Date;

(vi)  to the Class 5-M-5  Certificates,  Current Interest and any Carryforward
            Interest for such Class and such Distribution Date; and

(vii) for   application   as  part  of  Monthly   Excess   Cashflow  for  such
            Distribution   Date  as  provided  in   Section 4.01(II)(d),   any
            Interest Remittance Amount remaining for such Distribution Date.

(b)   On each  Distribution  Date  (A) prior to the Stepdown  Date or (B) with respect to which a Trigger Event is in effect,  the Trust  Administrator shall  distribute the Principal  Payment  Amount for Loan Group 5,  plus with  respect  to the  Distribution  Date in  December 2005,  the amount remaining,  if any, on deposit in the  Prefunding  Account at the end of the Prefunding Period,  exclusive of investment income thereon, for such date in the following order of priority:

(i)   to the Class 5-A-1 and Class 5-A-2 Certificates,  pro rata, based on the
            Class  Principal  Balances of such  Classes  immediately  prior to such  Distribution  Date,  until their  respective Class Principal
            Balances are reduced to zero;

(ii)  to the Class 5-M-1  Certificates,  until its Class Principal  Balance is reduced to zero;

(iii) to the Class 5-M-2  Certificates,  until its Class Principal  Balance is reduced to zero;

(iv)  to the Class 5-M-3  Certificates,  until its Class Principal  Balance is reduced to zero;

(v)   to the Class 5-M-4  Certificates,  until its Class Principal  Balance is reduced to zero;

(vi)  to the Class 5-M-5  Certificates,  until its Class Principal  Balance is reduced to zero; and

(vii) for   application   as  part  of  Monthly   Excess   Cashflow  for  such
            Distribution  Date,  as  provided  in   Section 4.01(II)(d),   any
            Principal Payment Amount remaining after  application  pursuant to
            Section 4.01(II)(b)(i) through (vi) above.

(c)   On each  Distribution  Date  (A) on  or  after  the  Stepdown  Date  and
      (B) with  respect to which a Trigger  Event is not in effect,  the Trust
      Administrator  shall  distribute  the Principal  Payment Amount for Loan
      Group 5 for such date in the following order of priority:

(i)   to the  Class 5-A-1  and  Class 5-A-2  Certificates,  the sum of (1) the
            Group 5 Senior Principal  Payment Amount and (2) the  component of the Principal  Remittance Amount  representing  payments,  if any, under the Group 5  Interest Rate Cap  Agreement to cover  Realized
            Losses on the  Group 5  Mortgage  Loans,  pro  rata,  based on the
            Class  Principal  Balances of such  Classes  immediately  prior to such  Distribution  Date,  until their  respective Class Principal
            Balances are reduced to zero;

(ii)  to the  Class 5-M-1  Certificates,  the  Class 5-M-1  Principal  Payment
            Amount  for such  Distribution  Date,  until its  Class  Principal
            Balance is reduced to zero;

(iii) to the  Class 5-M-2  Certificates,  the  Class 5-M-2  Principal  Payment
            Amount  for such  Distribution  Date,  until the  Class  Principal
            Balance of such Class is reduced to zero;

(iv)  to the  Class 5-M-3  Certificates,  the  Class 5-M-3  Principal  Payment
            Amount  for such  Distribution  Date,  until the  Class  Principal
            Balance of such Class is reduced to zero;

(v)   to the  Class 5-M-4  Certificates,  the  Class 5-M-4  Principal  Payment
            Amount  for such  Distribution  Date,  until the  Class  Principal
            Balance of such Class is reduced to zero;

(vi)  to the  Class 5-M-5  Certificates,  the  Class 5-M-5  Principal  Payment
            Amount  for such  Distribution  Date,  until the  Class  Principal
            Balance of such Class is reduced to zero;

(vii) for   application   as  part  of  Monthly   Excess   Cashflow  for  such
            Distribution  Date,  as  provided  in   Section 4.01(II)(d),   any
            Principal Payment Amount remaining after  application  pursuant to
            Section 4.01(II)(c)(i) through (vi) above.

(d)   On each Distribution Date, the Trust  Administrator shall distribute the
      Monthly  Excess  Cashflow  for  such  date  in the  following  order  of priority:

(i)   (A)      until the  aggregate  Class  Principal  Balance of the  Group 5
               LIBOR Certificates  equals the Aggregate Loan Group Balance for
               Loan  Group 5  for such  Distribution  Date minus the  Targeted
               Overcollateralization   Amount   for   such   date,   on   each
               Distribution  Date  (x) prior to the Stepdown  Date or (y) with respect to which a Trigger  Event is in  effect,  to the extent of Monthly Excess Interest for such  Distribution  Date, to the
               Group 5 Certificates, in the following order of priority:

(1)   to the Class 5-A-1 and Class 5-A-2 Certificates,  pro rata, based on the
                     Class  Principal  Balances  of such  Classes  immediately
                     prior to such  Distribution  Date, until their respective
                     Class Principal Balances are reduced to zero;

(2)   to the Class 5-M-1  Certificates,  until its Class Principal  Balance is reduced to zero;

(3)   to the Class 5-M-2  Certificates,  until its Class Principal  Balance is reduced to zero;

(4)   to the Class 5-M-3  Certificates,  until its Class Principal  Balance is reduced to zero;

(5)   to the Class 5-M-4  Certificates,  until its Class Principal  Balance is reduced to zero; and

(6)   to the Class 5-M-5  Certificates,  until its Class Principal  Balance is reduced to zero;

(B)   on each  Distribution  Date  (x) on  or  after  the  Stepdown  Date  and
                  (y) with  respect to which a Trigger Event is not in effect, to fund any principal  distributions  required to be made on
                  such     Distribution    Date    set    forth    above    in
                  Section 4.01(II)(c) above,   after  giving   effect  to  the
                  distribution  of  the  Principal  Payment  Amount  for  Loan
                  Group 5 for such  Distribution  Date, in accordance with the priorities set forth therein;

(ii)  to the Class 5-A-2 Certificates, any Deferred Amount for such Class;

(iii) to the Class 5-M-1 Certificates, any Deferred Amount for such Class;

(iv)  to the Class 5-M-2 Certificates, any Deferred Amount for such Class;

(v)   to the Class 5-M-3 Certificates, any Deferred Amount for such Class;

(vi)  to the Class 5-M-4 Certificates, any Deferred Amount for such Class;

(vii) to the Class 5-M-5 Certificates, any Deferred Amount for such Class;

(viii)      to the  Group 5  Senior  Certificates,  pro rata  based on amounts due, any Basis Risk Shortfall due and owing for each such Class;

(ix)  to the Class 5-M-1 Certificates,  any Basis Risk Shortfall due and owing for such Class;

(x)   to the Class 5-M-2 Certificates,  any Basis Risk Shortfall due and owing for such Class;

(xi)  to the Class 5-M-3 Certificates,  any Basis Risk Shortfall due and owing for such Class;

(xii) to the Class 5-M-4 Certificates,  any Basis Risk Shortfall due and owing for such Class;

(xiii)      to the Class 5-M-5 Certificates,  any Basis Risk Shortfall due and
            owing for such Class;

(xiv) to the Class 5-X  Certificates,  the Class 5-X  Distributable Amount for
            such Distribution Date; and

(xv)  to the Class AR Certificates,  any remaining amount; provided,  however, that any  amount  that  would be  distributable  pursuant  to this priority  (xi)  shall not be paid  with  respect  to the  Class AR
            Certificates  but  shall  be  paid  instead  with  respect  to the
            Class 5-X  Certificates  pursuant to a contract  that exists under this  Agreement  between the Class AR  Certificateholders  and the
            Class 5-X Certificateholders.

(e)   The Trust  Administrator  shall  distribute  the Mortgage  Loan Purchase
      Price of any Optional  Termination  of Loan Group 5 in excess of the Par
      Value to the holder of the Class AR-L Certificate.

       (III)      (A)  With respect to the Group 6 Certificates:

(a)   with respect to the Group 6 Senior Certificates and the Class 6-X
      Certificates, from the Available Distribution Amount relating to Loan
      Group 6:

(i)   first,  concurrently,  (A) to the Group 6  Senior  Certificates  and the
            Class 6-X  Certificates,  an amount allocable to interest equal to the related  Interest  Distribution  Amount for such  Distribution
            Date, any shortfall  being allocated pro rata between such Classes based on the  Interest  Distribution  Amount  that would have been distributed in the absence of such shortfall;  provided,  however, that,  notwithstanding  the  foregoing,  accrued  interest  to  be distributed to the Class 6-X  Certificates  will be reduced to the extent  necessary to fund  amounts  required to pay any Basis Risk
            Shortfall  on  the  Group 6  Senior  Certificates  and  (B) to the
            Group 6  Senior  Certificates,  amounts in respect of unpaid Basis
            Risk  Shortfalls for such Classes,  pro rata based on amounts due, but only to the extent of the  Class 6-X  Distribution  Amount for such Distribution Date; and

(ii)  second,  on each  Distribution  Date,  from the  Available  Distribution
            Amount  for Loan  Group 6  remaining  after  giving  effect to the distributions  pursuant to  Section 4.01(III)(A)(a)(i)  above, the
            Group 6 Senior Principal  Distribution  Amount,  as principal,  to the Class 6-A-1,  Class 6-A-2-1  and  Class 6-A-2-2  Certificates,
            pro  rata  based  on  their  respective  Class Principal  Balances
            immediately   prior  to  such   Distribution   Date,  until  their
            respective Class Principal Balances are reduced to zero:

(b)   with  respect  to  the  Group 6-B   Certificates,   from  the  Available
      Distribution  Amount  relating  to  Loan  Group 6  remaining  after  the distributions  pursuant  to  Section 4.01(III)(A)(a)  above,  subject to
      Section 4.01(III)(C)  below,  to the following  Classes in the following order of priority:

(i)   to the  Class 6-B-1  Certificates,  (A) an amount  allocable to interest equal to the Interest  Distribution Amount for such Class for such
            Distribution  Date and (B) amounts in respect of unpaid Basis Risk
            Shortfalls  for  such  Class,  but  only  to  the  extent  of  the
            Class 6-X   Distribution   Amount  for  such   Distribution   Date
            remaining     after     the     distributions      pursuant     to
            Section 4.01(III)(A)(a)(i)(B) above;

(ii)  to the Class 6-B-1 Certificates,  an amount allocable to principal equal to its Pro  Rata  Share  for such  Distribution  Date,  until  the
            Class Principal Balance of Class 6-B-1  Certificates is reduced to zero;

(iii) to the  Class 6-B-2  Certificates,  (A) an amount  allocable to interest equal to the Interest  Distribution Amount for such Class for such
            Distribution  Date and (B) amounts in respect of unpaid Basis Risk
            Shortfalls  for  such  Class,  but  only  to  the  extent  of  the
            Class 6-X   Distribution   Amount  for  such   Distribution   Date
            remaining after the distributions described in clause (i) above;

(iv)  to the Class 6-B-2 Certificates,  an amount allocable to principal equal to its Pro  Rata  Share  for such  Distribution  Date,  until  the
            Class Principal Balance of Class 6-B-2  Certificates is reduced to zero;

(v)   to the  Class 6-B-3  Certificates,  (A) an amount  allocable to interest equal to the Interest  Distribution Amount for such Class for such
            Distribution  Date and (B) amounts in respect of unpaid Basis Risk
            Shortfalls  for  such  Class,  but  only  to  the  extent  of  the
            Class 6-X   Distribution   Amount  for  such   Distribution   Date
            remaining after the distributions described in clause (iii) above;

(vi)  to the Class 6-B-3 Certificates,  an amount allocable to principal equal to its Pro  Rata  Share  for such  Distribution  Date,  until  the
            Class Principal Balance of Class 6-B-3  Certificates is reduced to zero;

(vii) to the  Class 6-B-4  Certificates,  (A) an amount  allocable to interest equal to the Interest  Distribution Amount for such Class for such
            Distribution  Date and (B) amounts in respect of unpaid Basis Risk
            Shortfalls  for  such  Class,  but  only  to  the  extent  of  the
            Class 6-X   Distribution   Amount  for  such   Distribution   Date
            remaining after the distributions described in clause (v) above;

(viii)      to the Class 6-B-4 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such Distribution  Date, until the
            Class Principal Balance of Class 6-B-4  Certificates is reduced to zero;

(ix)  to the  Class 6-B-5  Certificates,  (A) an amount  allocable to interest equal to the Interest  Distribution Amount for such Class for such
            Distribution  Date and (B) amounts in respect of unpaid Basis Risk
            Shortfalls  for  such  Class,  but  only  to  the  extent  of  the
            Class 6-X   Distribution   Amount  for  such   Distribution   Date
            remaining after the distributions described in clause (vii) above;

(x)   to the Class 6-B-5 Certificates,  an amount allocable to principal equal to its Pro  Rata  Share  for such  Distribution  Date,  until  the
            Class Principal Balance of Class 6-B-5  Certificates is reduced to zero;

(xi)  to the  Class 6-B-6  Certificates,  (A) an amount  allocable to interest equal to the Interest  Distribution Amount for such Class for such
            Distribution  Date and (B) amounts in respect of unpaid Basis Risk
            Shortfalls  for  such  Class,  but  only  to  the  extent  of  the
            Class 6-X   Distribution   Amount  for  such   Distribution   Date
            remaining after the distributions described in clause (ix) above;

(xii) to the Class 6-B-6 Certificates,  an amount allocable to principal equal to its Pro  Rata  Share  for such  Distribution  Date,  until  the
            Class Principal Balance of Class 6-B-6  Certificates is reduced to zero;

(xiii)      to  the  Class 6-B-1,   Class 6-B-2,   Class 6-B-3,   Class 6-B-4,
            Class 6-B-5 and Class 6-B-6 Certificates,  in that order, up to an amount of Net Realized  Losses for such Class,  if any;  provided,
            however,     that    any    distribution    pursuant    to    this
            Section 4.01(III)(A)(b)(xiii)   shall  not  result  in  a  further
            reduction of the  Class Principal  Balance of any of the Class 6-B
            Certificates; and

(xiv) to the Class AR-L  Certificates,  any remaining  Available  Distribution
            Amount  for Loan  Group 6  (to the extent  such  amount is held by
            REMIC III),  or  to  the  Class AR  Certificates,   any  remaining
            Available  Distribution  Amount  for Loan  Group 6  (to the extent such amount is held by REMIC IV).

            (B)   On each Distribution  Date, the amount referred to in clause
(i) of the definition of Interest  Distribution  Amount for such  Distribution
Date for each  Class of  Group 6  Certificates  shall be  reduced by the Trust
Administrator  by the related  Class's pro rata share  (based on the amount of
the  Interest  Distribution  Amount  for  each  such  Class before   reduction
pursuant  to this  Section)  of (i) Net  Prepayment  Interest  Shortfalls  for
Mortgage Loans in Loan Group 6 for such Distribution  Date; and (ii) (A) after the Special Hazard  Coverage  Termination  Date,  with respect to each Group 6
Mortgage  Loan that was the subject of a Special  Hazard Loss during the prior calendar  month,  the  excess  of one  month's  interest  at the  related  Net
Mortgage Rate on the Stated Principal  Balance of such Mortgage Loan as of the
Due Date in such  month  over the amount of  Liquidation  Proceeds  applied as interest  on such  Mortgage  Loan with  respect to such  month,  (B) after the
Bankruptcy  Coverage  Termination  Date, with respect to each Group 6 Mortgage
Loan that  became  subject to a  Bankruptcy  Loss  during  the prior  calendar month,  the  interest  portion  of  the  related  Debt  Service  Reduction  or
Deficient  Valuation,  (C) each Relief Act Reduction for any Group 6  Mortgage
Loan  incurred  during the prior  calendar  month and (D) after the Fraud Loss
Coverage  Termination  Date with  respect to each Group 6  Mortgage  Loan that became a Fraud Loan during the prior  calendar month the excess of one month's interest at the related Net Mortgage Rate on the Stated  Principal  Balance of
such  Mortgage  Loan as of the Due  Date in such  month  over  the  amount  of
Liquidation  Proceeds  applied as interest on such  Mortgage Loan with respect to such month.  For  purposes of  calculating  the  reduction  of the Interest
Distribution  Amount for each Class of Class 6-B  Certificates with respect to
Loan  Group 6,  such  reduction  shall  be  based on the  amount  of  interest accruing at the Net WAC Rate for Loan  Group 6 on such  Class's  proportionate share,  based  on  the  Class Principal  Balance  of the  related  Subordinate
Component Balance for that Distribution Date.

            (C)   With respect to each Class of Class 6-B Certificates,  if on any Distribution  Date the related  Subordination  Level of such Class is less than such  percentage  as of the Closing Date,  no  distribution  of Principal
Prepayments  will be made to any Class or  Classes of  Class 6-B  Certificates junior to such  Class (the  "Restricted  Classes")  and the  amount  otherwise
distributable  to  the  Restricted   Classes  in  respect  of  such  Principal
Prepayments  will be  allocated  among  the  remaining  Classes  of  Class 6-B
Certificates, pro rata, based upon their respective Class Principal Balances.

            (D)   The Trust  Administrator  shall distribute the Mortgage Loan
Purchase  Price of any Optional  Termination  of Loan Group 6 in excess of the
Par Value to the holder of the Class AR-L Certificate.

             (IV) (a)   Prior  to  the  distributions  described  in  Sections
4.01(I),  (II) and (III), the following  distributions shall be deemed to have been made:

                        (i)   from REMIC I to  REMIC IV,  as the holder of the
            REMIC I  Regular  Interests,  and to  Holders  of  the  Class AR-L
            Certificates in respect of Component I  thereof,  from the REMIC I
            Available  Distribution Amount, the REMIC I Distribution Amount in
            the amounts,  from the sources and with the character set forth in
            the  definition   thereof  in  respect  of  the  REMIC I   Regular
            Interests and  Component I of the Class AR-L  Certificates  as set
            forth therein;

                        (ii)        from  REMIC II to REMIC IV,  as the holder
            of  the  REMIC II  Regular  Interests,   and  to  Holders  of  the
            Class AR-L  Certificates in respect of Component II  thereof, from
            the  REMIC II   Available   Distribution   Amount,   the  REMIC II
            Distribution Amount in the amounts,  from the sources and with the character  set forth in the  definition  thereof in respect of the
            REMIC II  Regular  Interests and  Component II  of the  Class AR-L
            Certificates as set forth therein; and

                        (iii)       from REMIC III to REMIC IV,  as the holder
            of  the  REMIC III  Regular  Interests,  and  to  Holders  of  the
            Class AR-L  Certificates in respect of Component III thereof, from
            the  REMIC III  Available   Distribution   Amount,  the  REMIC III
            Distribution Amount in the amounts,  from the sources and with the character  set forth in the  definition  thereof in respect of the
            REMIC III  Regular  Interests and  Component III of the Class AR-L
            Certificates as set forth therein.

                  (b)   Notwithstanding   the   distributions   on  the  REMIC
      Regular Interests  described in this  Section 4.01(IV),  distribution of funds  from the  Certificate  Account  shall be made only in  accordance with Sections 4.01(I), (II) and (III).

            (V)   On each  Distribution  Date, the Trustee shall distribute to the  Holder  of the  Class P  Certificates,  the  aggregate  of  all  Assigned
Prepayment  Premiums for Mortgage Loans  collected or paid by each  applicable
Servicer with respect to the related Prepayment Period.

SECTION 4.02.     Allocation of Losses.

(a)   Realized  Losses on the  Mortgage  Loans in each of Loan  Group 1,  Loan
Group 2,  Loan Group 3 and Loan Group 4 incurred during a calendar month shall be allocated by the Trust  Administrator to the Classes of Certificates on the
Distribution Date in the next calendar month as follows:

(i)   any Realized Loss,  other than an Excess Loss, shall be allocated first,
      to  the   Class C-B   Certificates,   in   decreasing   order  of  their
      alphanumerical   Class designations   (beginning  with  the  Class C-B-6
      Certificates),  until the  respective  Class  Principal  Balance of each such Class is  reduced to zero, and second,  to the Senior  Certificates of the  related  Certificate  Group,  pro  rata,  on the  basis of their
      respective  Class  Principal   Balances,   until  the  respective  Class
      Principal  Balance  of each such  Class is  reduced  to zero;  provided, however,  with respect to the Group 1  Certificates,  Realized Losses on
      the  Group 1   Loans  that  would   otherwise   be   allocated   to  the
      Class 1-A-2-1  and  Class 1-A-2-2  Certificates  in the aggregate,  will instead be allocated  first, to the  Class 1-A-2-2  Certificates,  until its Class  Principal  Balance  is reduced to zero,  and  second,  to the
      Class 1-A-2-1  Certificates,   until  its  Class  Principal  Balance  is
      reduced to zero;  with  respect to the  Group 3  Certificates,  Realized
      Losses on the Group 3  Loans that would  otherwise  be  allocated to the
      Class 3-A-1-1   Certificates  and  Class 3-A-1-2   Certificates  in  the
      aggregate,  will  instead  be  allocated  first,  to  the  Class 3-A-1-2
      Certificates,  until its Class Principal  Balance is reduced to zero and second,  to the  Class 3-A-1-1  Certificates,  until its Class Principal
      Balance is reduced to zero,  and  Realized  Losses on the Group 3  Loans that would otherwise be allocated to the Class 3-A-3-1  Certificates and
      Class 3-A-3-2  Certificates in the aggregate,  will instead be allocated first,  to the  Class 3-A-3-2  Certificates,  until its Class  Principal
      Balance   is  reduced  to  zero  and   second,   to  the   Class 3-A-3-1
      Certificates,  until its Class Principal Balance is reduced to zero; and
      with  respect  to  the  Group 4  Certificates,  Realized  Losses  on the
      Group 4  Loans that would  otherwise  be  allocated  to the  Class 4-A-1
      Certificates  and  Class 4-A-2  Certificates  in  the  aggregate,   will
      instead be allocated first, to the Class 4-A-2  Certificates,  until its
      Class  Principal   Balance  is  reduced  to  zero  and  second,  to  the
      Class 4-A-1  Certificates,  until its Class Principal Balance is reduced to zero; and

(ii)  Excess  Losses  in  respect  of  principal  for  Mortgage  Loans in Loan
      Group 1,  Loan Group 2,  Loan Group 3 and Loan Group 4 will be allocated
      among   all   Group 1,   Group 2,   Group 3,   Group 4   and   Class C-B
      Certificates,  pro  rata  based  on  their  respective  Class  Principal
      Balances.

(b)   On each  Distribution  Date, if the aggregate Class Principal Balance of all Group 1,  Group 2, Group 3, Group 4 and Class C-B Certificates exceeds the
Aggregate Groups 1-4  Collateral Balance (after giving effect to distributions of principal  and the  allocation of all losses to such  Certificates  on such
Distribution  Date),  such excess will be deemed a principal  loss and will be allocated by the Trust  Administrator  to the most junior  Class of  Class C-B
Certificates then outstanding.

(c)   Any Realized Loss allocated to a Class of  Certificates or any reduction in  the  Class  Principal  Balance  of a  Class of  Certificates  pursuant  to
Section 4.02(b) shall  be  allocated  by the  Trust  Administrator  among  the
Certificates  of such  Class in  proportion  to their  respective  Certificate
Balances.

(d)   Any  allocation  by the  Trust  Administrator  of  Realized  Losses to a
Certificate  or any  reduction  in the  Certificate  Balance of a  Certificate pursuant to  Section 4.02(b) shall be accomplished by reducing the Certificate
Balance thereof,  immediately  following the distributions made on the related
Distribution Date in accordance with the definition of "Certificate Balance."

(e)   On each Distribution Date, the Trust  Administrator  shall determine the total  Applied Loss Amount with respect to the Group 5  Certificates,  if any, for such  Distribution  Date.  The Applied  Loss  Amount  with  respect to the
Group 5  Certificates for any  Distribution  Date shall be applied by reducing the Class  Principal  Balance of each Class of  Class M  Certificates  and the
Class 5-A-2  Certificates,  beginning with the Class of Class M  Certificates, then outstanding with the lowest relative payment  priority,  or if no Class M
Certificates are then outstanding, the Class 5-A-2 Certificates,  in each case until the respective  Class Principal  Balance thereof is reduced to zero. Any
Applied  Loss Amount with respect to the Group 5  Certificates  allocated to a
Class of Class M  Certificates or Class 5-A-2  Certificates shall be allocated among the Class M Certificates of such Class or the Class 5-A-2  Certificates, as applicable, in proportion to their respective Percentage Interests.

(f)   Realized Losses on the Mortgage Loans in Loan Group 6  incurred during a calendar  month shall be allocated by the Trust  Administrator  to the Classes of  Certificates  on the  Distribution  Date in the  next  calendar  month  as follows:

(i)   any Realized Loss,  other than an Excess Loss, shall be allocated first,
      to  the   Class 6-B   Certificates,   in   decreasing   order  of  their
      alphanumerical   Class designations   (beginning  with  the  Class 6-B-6
      Certificates),  until the  respective  Class  Principal  Balance of each such  Class is  reduced  to  zero,  and  second,  to the  Group 6 Senior
      Certificates,   pro  rata,  on  the  basis  of  their  respective  Class
      Principal  Balances,  until the respective  Class  Principal  Balance of each such Class is reduced to zero; provided,  however, that the portion of  Realized  Losses  on the  Group 6  Loans  that  would  otherwise  be allocated to the  Class 6-A-2-1  and  Class 6-A-2-2  Certificates in the
      aggregate,   will  instead  be  allocated  first, to  the  Class 6-A-2-2
      Certificates,  until its Class Principal Balance is reduced to zero, and second,  to the  Class 6-A-2-1  Certificates,  until its Class Principal
      Balance is reduced to zero; and

(ii)  Excess  Losses  in  respect  of  principal  for  Mortgage  Loans in Loan
      Group 6 will be  allocated  among all Group 6  Certificates  (other than the Class 6-X  Certificates),  pro rata based on their  respective Class
      Principal Balances.

(g)   On each  Distribution  Date, if the aggregate Class Principal Balance of all Group 6 Certificates (other than the Class 6-X  Certificates)  exceeds the
Aggregate  Loan  Group  Balance  for Loan  Group 6  (after  giving  effect  to
distributions   of  principal  and  the  allocation  of  all  losses  to  such
Certificates  on  such  Distribution  Date),  such  excess  will be  deemed  a principal  loss and will be allocated by the Trust  Administrator  to the most junior Class of Class 6-B Certificates then outstanding.

(h)   Any Realized Loss allocated to a Class of  Certificates or any reduction in  the  Class  Principal  Balance  of a  Class of  Certificates  pursuant  to
Section 4.02(g) shall  be  allocated  by the  Trust  Administrator  among  the
Certificates  of such  Class in  proportion  to their  respective  Certificate
Balances.

(i)   Any  allocation  by the  Trust  Administrator  of  Realized  Losses to a
Certificate  or any  reduction  in the  Certificate  Balance of a  Certificate pursuant to  Section 4.02(g) shall be accomplished by reducing the Certificate
Balance thereof,  immediately  following the distributions made on the related
Distribution Date in accordance with the definition of "Certificate Balance."

(j)   All  Realized  Losses  on the  Group 1,  Group 2,  Group 3  and  Group 4
Mortgage  Loans shall be  allocated on each  Distribution  Date to the REMIC I
Regular Interests as provided in the definition of REMIC I Realized Losses.

(k)   All Realized Losses on the Group 5  Mortgage Loans shall be allocated on each  Distribution  Date to the REMIC II Regular  Interests as provided in the definition  of  REMIC II  Realized  Losses.  Realized  Losses  on the  Group 5
Mortgage Loans that are not Applied Loss Amounts shall be deemed  allocated to the  Class 5-X  Certificates.  Realized  Losses  allocated  to  the  Class 5-X
Certificates  shall be allocated between the REMIC IV Regular Interests 5-X-IO and 5-X-PO as provided in the definition of Realized Losses.

(l)   All Realized Losses on the Group 6  Mortgage Loans shall be allocated on each  Distribution  Date to the REMIC III Regular Interests as provided in the definition of REMIC III Realized Losses.

(m)   Realized  Losses  shall  be  allocated  among  the  REMIC I,   REMIC II,
REMIC III  and REMIC IV  Regular  Interests as specified in the  definition of
Realized Losses and, as to REMIC I,  REMIC II and REMIC III Regular Interests,
in the definitions of REMIC I  Realized Losses,  REMIC II  Realized Losses and
REMIC III Realized Losses, respectively.

SECTION 4.03.     Recoveries.

(a)   With respect to any Class of  Certificates  to which a Realized  Loss or
Applied Loss Amount,  as applicable,  has been  allocated  (including any such
Class for which the related Class Principal  Balance is reduced to zero),  the
Class Principal  Balance of such Class will be increased,  up to the amount of related Recoveries for such Distribution Date as follows:

(i)   with  respect to  Recoveries  on Group 1,  Group 2,  Group 3 and Group 4
      Mortgage Loans,

(A)   first, the Class Principal Balance of each Class of Senior  Certificates related to the Loan  Group from  which the Recovery was collected, will be  increased  pro rata,  up to the  amount  of Net  Recovery
            Realized Losses for each such Class, and

(B)   second,   the  Class  Principal  Balance  of  each  Class of   Class C-B
            Certificates  will be increased in order of  seniority,  up to the amount of Net Recovery Realized Losses for each such Class;

(ii)  with  respect  to  Recoveries  on  Group 5  Mortgage  Loans,  the  Class
      Principal  Balance of the  Class 5-A-2  Certificates  and each  Class of
      Class M Certificates will be increased in order of seniority,  up to the
      Deferred   Amount  such  Class is   entitled  to  receive   pursuant  to
      Section 4.01(II)(d) on  such Distribution Date prior to giving effect to payments pursuant to Section 4.01(II)(d) on such Distribution Date; or

(iii) with respect to Recoveries on Group 6 Mortgage Loans,

(A)   first,  the Class  Principal  Balance of each  Class of  Group 6  Senior
            Certificates  will be increased  pro rata, up to the amount of Net
            Recovery Realized Losses for each such Class, and

(B)   second,   the  Class  Principal  Balance  of  each  Class of   Class 6-B
            Certificates  will be increased in order of  seniority,  up to the amount of Net Recovery Realized Losses for each such Class.

(b)   Any increase to the Class Principal  Balance of a Class of  Certificates
shall  increase  the  Certificate  Balance  of the  related  Class pro rata in accordance with each Certificate Percentage Interest.

SECTION 4.04.     Reserved.

SECTION 4.05.     Monthly Statements to Certificateholders.

(a)   Not later than each  Distribution  Date, the Trust  Administrator  shall prepare and cause to be made available to each  Certificateholder,  the Master
Servicer,  each Servicer, the Trustee, the Depositor,  and each Rating Agency, a statement  setting forth with respect to the related  distribution:  (A) the items  listed in Exhibit S, other  than items  (vi)(a),  (vi)(b),  (vi)(c) and
(vi)(d),  (B) the amounts on deposit in each Prefunding  Account  (including a breakdown of amounts  released  during the prior  calendar month in respect of
Aggregate  Subsequent  Transfer Amounts) and (C) the amount on deposit in each
Capitalized  Interest  Account  (including a breakdown of amounts released for the calendar month preceding such Distribution Date).

            The Trust Administrator's  responsibility for disbursing the above
information  to  the   Certificateholders  is  limited  to  the  availability,
timeliness and accuracy of the  information  derived from the Master  Servicer and each Servicer, which shall be provided as required in Section 4.06.

            On each Distribution Date, the Trust  Administrator  shall provide
Bloomberg Financial Markets,  L.P.  ("Bloomberg") CUSIP level factors for each
Class of  Offered  Certificates as of such  Distribution  Date, using a format and media mutually  acceptable to the Trust  Administrator  and Bloomberg.  In connection  with providing the information  specified in this  Section 4.05 to
Bloomberg,  the Trust  Administrator  and any director,  officer,  employee or agent of the Trust  Administrator  shall be  indemnified  and held harmless by
DLJMC, to the extent,  in the manner and subject to the  limitations  provided
in  Section 9.05.   The  Trust   Administrator  will  also  make  the  monthly
statements to  Certificateholders  available each month to each party referred to  in  Section 4.05(a) via  the  Trust  Administrator's  website.  The  Trust
Administrator's website can be accessed at  http://www.ctslink.com  or at such other  site as the  Trust  Administrator  may  designate  from  time to  time.
Persons that are unable to use the above  website are entitled to have a paper copy mailed to them via first  class mail by calling  the Trust  Administrator at 301-815-6600.  The Trust  Administrator  shall have the right to change the way the reports referred to in this  Section are  distributed in order to make such  distribution more convenient and/or more accessible to the above parties and to the  Certificateholders.  The Trust  Administrator shall provide timely and adequate  notification to all above parties and to the  Certificateholders regarding  any such change.  The Trust  Administrator  may fully rely upon and shall have no  liability  with respect to  information  provided by the Master
Servicer or any Servicer.

(b)   Upon request,  within a reasonable  period of time after the end of each calendar  year,  the Trust  Administrator  shall cause to be furnished to each
Person who at any time during the  calendar  year was a  Certificateholder,  a statement  containing  the  information  set  forth in items  (i)(c),  (i)(d),
(i)(g), (i)(j), (i)(k), (ii)(c),  (ii)(d),  (ii)(g),  (ii)(j), (v)(a), (v)(b),
(v)(l),  (v)(m) and (v)(n) of Exhibit S  aggregated  for such calendar year or applicable  portion thereof during which such Person was a  Certificateholder.
Such  obligation  of the  Trust  Administrator  shall be  deemed  to have been satisfied to the extent that  substantially  comparable  information  shall be provided by the Trust  Administrator  pursuant to any requirements of the Code as from time to time in effect.

SECTION 4.06.     Servicer to Cooperate.

            Each   Servicer   shall   provide  to  the  Master   Servicer  the
information  set forth in  Exhibit H,  and any other  information  the  Master
Servicer  requires,  in such  form as the  Master  Servicer  shall  reasonably request,  or in such form as may be mutually agreed upon between such Servicer and the Master  Servicer,  with respect to each Mortgage Loan serviced by such
Servicer no later than (i) with  respect to a Servicer other than Wells Fargo, twelve  noon on the Data  Remittance  Date,  and  (ii) with  respect  to Wells
Fargo, on the Data  Remittance  Date, to enable the Master Servicer to provide such information to the Trust Administrator.

            The Master  Servicer,  with respect to the Mortgage  Loans,  shall provide to the Trust  Administrator  the information set forth in Exhibit H in such form as the Trust  Administrator  shall reasonably  request no later than twelve noon on the Data Remittance Date to enable the Trust  Administrator  to calculate  the amounts to be  distributed  to each Class of  Certificates  and otherwise  perform its  distribution,  accounting  and reporting  requirements hereunder.

SECTION 4.07.     Cross-Collateralization; Adjustments to Available Funds.

(a)   On  each  Distribution  Date  prior  to  the  Class C-B  Credit  Support
Depletion  Date,  but after the date on which the  aggregate  Class  Principal
Balance of the Group 1,  Group 2,  Group 3 or Group 4  Certificates is reduced to zero, the Trust  Administrator  shall  distribute the principal  portion of
Available  Distribution  Amount on the Mortgage  Loans relating to such Senior
Certificates  that will have been paid in full,  to the  holders of the Senior
Certificates  of  the  other  Certificate   Group(s).   Such  amount  will  be
allocated  between  the other  Groups,  pro  rata,  based on  aggregate  Class
Principal  Balance  of the  related  Senior  Certificates  and paid the Senior
Certificates  in each such  Group in  the same  priority as such  Certificates
would    receive    other    distributions    of    principal    pursuant   to
Section 4.01(I)(A);  provided, however, that the Trust Administrator shall not make  such  distribution  on  such  Distribution  Date  if  (a) the  Class C-B
Percentage  for such  Distribution  Date is  greater  than or equal to 200% of such  Class C-B  Percentage  as  of  the  Closing  Date  and  (b) the  average
outstanding   principal   balance   of  the   Mortgage   Loans  in  each  Loan
Group delinquent  60 days or more over the last six months, as a percentage of the related Subordinate Component Balance, is less than 50%.

(b)   If on any  Distribution  Date the aggregate Class  Principal  Balance of the  Group 1,  Group 2,  Group 3 or Group 4  Certificates  is greater than the
Aggregate   Loan  Group   Balance  of  the  related  Loan   Group (each   Loan
Group related to such Group of Certificates,  an "Undercollateralized Group"),
then the Trust  Administrator  shall reduce the Available  Distribution Amount of  the  other  Loan  Group(s)  that  is  not  undercollateralized  (each,  an
"Overcollateralized Group"), as follows:

(1)   to add to the Available  Distribution Amount of the  Undercollateralized
      Group(s) an amount  equal to the lesser of (a) one  month's  interest on the Principal  Transfer  Amount of the  Undercollateralized  Group(s) at
      the Net WAC Rate  applicable  to the  Undercollateralized  Group(s)  and
      (b) Available  Distribution  Amount  of  the  Overcollateralized  Groups
      remaining   after   making   interest   distributions   to  the   Senior
      Certificates  of the  Overcollateralized  Group(s) on such  Distribution
      Date pursuant to Section 4.01; and

(2)   to the Senior  Certificates  of each  Undercollateralized  Group, to the extent of the principal portion of Available  Distribution Amount of the
      Overcollateralized   Group(s)   remaining   after  making  interest  and
      principal    distributions   to   the   Senior   Certificates   of   the
      Overcollateralized  Group(s)  on  such  Distribution  Date  pursuant  to
      Section 4.01,   until  the  Class   Principal   Balance  of  the  Senior
      Certificates of such  Undercollateralized  Group(s) equals the Aggregate
      Loan Group  Balance of the  related  Loan  Group(s).  Payments  shall be made to the Senior  Certificates  in each  Group in the same priority as
      such  Certificates  would  receive  other   distributions  of  principal
      pursuant to Section 4.01(I)(A).

(c)   If more than one  Overcollateralized  Group exists  on any  Distribution
Date,  reductions in the Available  Distribution Amount of such Groups to make
the  payments  required  to  be  made  pursuant  to  Section 4.07(b) on   such
Distribution  Date shall be made pro rata, based on the  Overcollateralization
Amount    of   each    Overcollateralized    Group.    If   more    than   one
Undercollateralized  Group exists on any Distribution  Date,  payments made to such Groups from the Available  Distribution Amount of the  Overcollateralized
Group shall be made pro rata,  based on the amount of payments  required to be made to the Undercollateralized Group(s).

SECTION 4.08.     Reserved.

SECTION 4.09.     Group 6 Basis Risk Reserve Fund.

(a)   On the  Closing  Date,  the  Trust  Administrator  shall  establish  and maintain  in its name,  in trust for the benefit of the Holders of the Group 6
Certificates,  the Group 6  Basis Risk  Reserve Fund and the  Depositor  shall deposit the amount of $215,000  therein.  The Group 6  Basis Risk Reserve Fund shall be an  Eligible  Account,  and funds on  deposit  therein  shall be held separate and apart from,  and shall not be commingled  with, any other moneys, including  without  limitation,  other moneys held by the Trust  Administrator pursuant  to this  Agreement.  On and after the  Distribution  Date in October
2006,  the  Depositor  may elect to terminate  the Group 6  Basis Risk Reserve
Fund and request that the Trust Administrator  withdraw all amounts on deposit
therein  at  such   time.   Upon   receipt  of  such  a  request,   the  Trust
Administrator  shall withdraw all amounts then on deposit in the Group 6 Basis
Risk Reserve and distribute such amounts to the Depositor.

(b)   On each  Distribution  Date, the Trust  Administrator  shall  distribute amounts on  deposit  in the  Group 6  Basis  Risk  Reserve  Fund to pay to the
Group 6  LIBOR  Certificates,  pro rata based upon  amounts due  thereon,  any applicable Basis Risk Shortfalls  remaining after giving effect to any amounts available to be paid in respect of related Basis Risk  Shortfalls as described in  Sections 4.01(III)(a)  and (b) from the Class 6-X  Distribution  Amount on such Distribution Date.

(c)   Funds  in the  Group 6  Basis  Risk  Reserve  Fund  may be  invested  in
Eligible  Investments  by the  Trust  Administrator  at the  direction  of the
Depositor  maturing on or prior to the next succeeding  Distribution Date. The
Trust  Administrator  shall account for the Group 6 Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation  1.860G-2(h)
and not an asset of any REMIC created  pursuant to this  Agreement.  The Trust
Administrator  shall treat amounts paid by the Group 6 Basis Risk Reserve Fund as payments  made from outside the REMIC's for all Federal tax  purposes.  Any net  investment  earnings on such amounts  shall be payable to the  Depositor.
The  Depositor  will be the owner of the Group 6  Basis Risk  Reserve Fund for federal tax purposes and the  Depositor  shall direct the Trust  Administrator in writing as to the  investment  of amounts  therein.  In the absence of such written  direction,  all funds in the Group 6  Basis Risk  Reserve Fund may be invested  by the  Trust  Administrator  in the  Wells  Fargo  Advantage  Prime
Investment  Money Market Fund or any successor  fund. The Trust  Administrator shall have no  liability  for losses on  investments  in Eligible  Investments made  pursuant  to this  Section 4.09(c)  (other  than as  obligor on any such investments).  Upon  termination of the Trust Fund,  any amounts  remaining in the Group 6 Basis Risk Reserve Fund shall be distributed to the Depositor.

SECTION 4.10.     Group 5 Interest Rate Cap Account.
(a)   On the  Closing  Date,  the  Trust  Administrator  shall  establish  and maintain  in its  name,  in  trust  for  the  benefit  of the  Holders  of the
Class 5-X  Certificates,  the Group 5  Interest Rate Cap Account.  The Group 5
Interest Rate Cap Account shall be an Eligible  Account,  and funds on deposit therein  shall be held  separate and apart from,  and shall not be  commingled with, any other moneys,  including  without  limitation,  other moneys held by the Trust Administrator pursuant to this Agreement.

(b)   On  each  Distribution  Date  on and  after  the  Distribution  Date  in
October 2005 and on and prior to the Distribution Date in September 2010,  the
Trust  Administrator shall deposit any amounts paid under the Group 5 Interest
Rate Cap  Agreement  into the  Group 5  Interest  Rate  Cap  Account.  On each
Distribution  Date on and after the  Distribution  Date in October 2005 and on and prior to the Distribution Date in September 2010,  the Trust Administrator
shall  distribute  amounts on deposit in the Group 5 Interest Rate Cap Account to pay to the Group 5  Certificates,  any  applicable  Basis Risk  Shortfalls, prior to giving  effect to any  amounts  available  to be paid in  respect  of related Basis Risk Shortfalls as described in Section 4.01(II)(d)(vi) on  such
Distribution Date

(c)   On any  Distribution  Date  amounts on deposit in the  Group 5  Interest
Rate Cap Account shall be distributed in the following order of priority:

(i)   to  Group 5  Senior  Certificates,  pro rata,  the  amount of any unpaid
      Basis Risk Shortfalls for such Class;

(ii)  sequentially, to the Class 5-M-1,  Class 5-M-2, Class 5-M-3, Class 5-M-4
      and Class 5-M-5  Certificates,  in that order,  the amount of any unpaid
      Basis Risk Shortfalls for such Class;

(iii) to the Principal  Remittance  Amount for Loan Group 5,  up to the amount of Realized  Losses on the  Mortgage  Loans in such Loan  Group incurred during the related  Collection Period, any shortfall to be allocated pro rata based upon the amount of such  Realized  Losses  applicable to such
      Loan Group; and

(iv)  sequentially,    to   the   Class 5-A-2,    Class 5-M-1,    Class 5-M-2,
      Class 5-M-3,  Class 5-M-4 and Class 5-M-5  Certificates,  in that order,
      any  applicable   Deferred   Amounts,   with  interest  therein  at  the
      applicable   Pass-Through  Rate,  prior  to  giving  effect  to  amounts available  to be paid in respect of  Deferred  Amounts as  described  in
      Section 4.01(II)(d)(ii)-(vi) on such Distribution Date.

(d)   Funds in the  Group 5  Interest  Rate Cap  Account  may be  invested  in
Eligible  Investments  by the  Trust  Administrator  at the  direction  of the
Depositor  maturing on or prior to the next succeeding  Distribution Date. The
Trust  Administrator  shall account for the Group 5  Interest Rate Cap Account as  an  outside  reserve  fund  within  the  meaning  of  Treasury  regulation
1.860G-2(h) and   not  an  asset  of  any  REMIC  created   pursuant  to  this
Agreement.  The Trust  Administrator  shall treat  amounts paid by the Group 5
Interest  Rate Cap Account as payments  made from  outside the REMIC's for all
Federal tax  purposes.  Any net  investment  earnings on such amounts shall be payable  to the  Depositor.  The  Depositor  will be the owner of the  Group 5
Interest  Rate Cap Account for federal tax  purposes and the  Depositor  shall direct the Trust  Administrator  in writing  as to the  investment  of amounts therein.  In the absence of such written  direction,  all funds in the Group 5
Interest  Rate Cap Account may be invested by the Trust  Administrator  in the
Wells Fargo  Advantage  Prime  Investment  Money Market Fund or any  successor
fund.  The  Trust   Administrator  shall  have  no  liability  for  losses  on
investments    in    Eligible    Investments    made    pursuant    to    this
Section 4.10(c) (other  than  as  obligor  on  any  such  investments).   Upon
termination of the Trust Fund, any amounts  remaining in the Group 5  Interest
Rate Cap Account shall be distributed to the Class 5-X Certificateholders.

(e)   On the  Distribution  Date immediately  after the  Distribution  Date on which the  aggregate  Class  Principal  Balance  of the  Group 5  Certificates
equals zero,  any amounts on deposit in the Group 5  Interest Rate Cap Account not payable on the Group 5  Certificates shall be distributed to the Class 5-X
Certificateholders.

(f)   Amounts paid under the Group 5  Interest  Rate Cap Agreement not used on any Distribution Date as described in Section 4.10(b) shall  remain on deposit in the  Group 5  Interest  Rate Cap  Account  and may be  available  on future
Distribution  Dates  to  make  the  payments  described  in   Section 4.10(b).
However,  at no time shall the amount on deposit in the Group 5  Interest Rate
Cap Account  exceed the related  Deposit  Amount.  The  "Deposit  Amount" with respect to the Group 5  Interest  Rate Cap Account will be  calculated on each
Distribution  Date,  after  giving  effect  to  withdrawals  from the  Group 5
Interest  Rate Cap Account on such  Distribution  Date and  distributions  and allocation of losses on the Certificates on such  Distribution  Date, and will equal the excess,  if any, of the  Targeted  Overcollateralization  Amount for
such  Distribution  Date  over  the  Overcollateralization   Amount  for  such
Distribution  Date. On each Distribution Date, the Trust  Administrator  shall distribute  amounts in the Group 5  Interest Rate Cap Account in excess of the related Deposit Amount to the Class 5-X Certificateholders.

(g)   The  Trustee is hereby  directed,  on or prior to the Closing  Date,  on behalf of the Trust,  to enter into the Group 5  Interest  Rate Cap  Agreement for the  benefit  of the  Holders  of the  Group 5  Certificates,  in the form
presented  to  it  by  the   Depositor.   The  Trustee   shall  not  have  any
responsibility  for the  contents,  adequacy  or  sufficiency  of the  Group 5
Interest   Rate   Cap   Agreement,    including,   without   limitation,   any
representations and warranties contained therein.

                                  ARTICLE V

                ADVANCES BY THE MASTER SERVICER AND SERVICERS

SECTION 5.01.     Advances by the Master Servicer and Servicers.

            With respect to the  Non-Designated  Mortgage Loans, each Servicer shall  deposit in the related  Collection  Account as Advances an amount equal to all  Scheduled  Payments  (with  interest  at the  Mortgage  Rate  less the
Servicing  Fee Rate)  which  were due on such  Non-Designated  Mortgage  Loans serviced  by it  during  the  applicable  Collection  Period  and  which  were
delinquent   at  the  close  of   business   on  the   immediately   preceding
Determination Date; provided,  however,  that with respect to any Balloon Loan that is  delinquent  on its maturity  date, a Servicer will not be required to advance the related  balloon  payment but will be required to continue to make
Advances in  accordance  with this  Section 5.01  with respect to such Balloon
Loan in an amount equal to an assumed  scheduled  payment that would otherwise be due based on the  original  amortization  schedule for that  Mortgage  Loan
(with  interest  at the  Mortgage  Rate less the  Servicing  Fee  Rate).  Each
Servicer's  obligation to make such Advances as to any related  Non-Designated
Mortgage Loan will continue  through the last  Scheduled  Payment due prior to the payment in full of such Non-Designated  Mortgage Loan, or through the date that the  related  Mortgaged  Property  has,  in the  judgment  of the related
Servicer,  been completely liquidated.  Each Servicer shall not be required to advance  shortfalls of principal or interest resulting from the application of the Relief Act.

            With respect to any  Non-Designated  Mortgage  Loan, to the extent required  by  Accepted  Servicing  Practices,  the  Master  Servicer  and each
Servicer  shall  be  obligated  to  make  Advances  in  accordance   with  the
provisions of this  Agreement;  provided,  however,  that such obligation with respect to any related Non-Designated  Mortgage Loan shall cease if the Master
Servicer or a Servicer  determines,  in its reasonable opinion,  that Advances
with  respect  to  such   Non-Designated   Mortgage  Loan  are  Nonrecoverable
Advances.  In the event that the Master  Servicer or such Servicer  determines that any such Advances are  Nonrecoverable  Advances,  the Master  Servicer or
such Servicer shall provide the Trust  Administrator with a certificate signed by a Servicing Officer evidencing such determination.

            With respect to any  Non-Designated  Mortgage  Loan, if the amount of Advances  received  from a Servicer is less than the amount  required to be advanced by such  Servicer,  the Master  Servicer shall be obligated to make a payment in an amount equal to such  deficiency,  subject to any  determination by the Master  Servicer that any portion of the amount required to be advanced is a Nonrecoverable Advance.

            With respect to any of the  Non-Designated  Mortgage  Loans, if an
Advance is required to be made  hereunder by a Servicer,  such Servicer  shall on the Cash Remittance Date either  (i) deposit in the Collection Account from its own  funds an  amount  equal  to such  Advance,  (ii) cause  to be made an appropriate entry in the records of the Collection  Account that funds in such account  being held for  future  distribution  or  withdrawal  have  been,  as permitted by this Section 5.01,  used by such Servicer to make such Advance or
(iii) make  Advances  in  the  form  of any  combination  of  clauses  (i) and
(ii) aggregating  the amount of such  Advance.  Any such funds being held in a
Collection  Account for future  distribution  and so used shall be replaced by such Servicer from its own funds by deposit in such  Collection  Account on or before any future  Distribution  Date in which such funds would be due or from other funds in such Collection  Account being held for future  distribution at that time.

            With respect to any Designated  Mortgage Loan, the Master Servicer
shall make Advances as required by Section 3.22(b) of this Agreement.

                                  ARTICLE VI

                               THE CERTIFICATES

SECTION 6.01.     The Certificates.

            The Certificates  shall be in substantially the forms set forth in
Exhibits A, B, C, D-1, D-2, E and F hereto, with such appropriate  insertions, omissions,  substitutions and other variations as are required or permitted by
this   Agreement  or  as  may  in  the   reasonable   judgment  of  the  Trust
Administrator  or the  Depositor be  necessary,  appropriate  or convenient to comply,  or facilitate  compliance,  with  applicable  laws, and may have such letters,  numbers  or  other  marks of  identification  and  such  legends  or endorsements  placed  thereon as may be  required  to comply with the rules of any securities  exchange on which any of the Certificates may be listed, or as may,  consistently  herewith,  be  determined by the officers  executing  such
Certificates, as evidenced by their execution thereof.

            Subject to Section 11.03  respecting the final distribution on the
Certificates,  on each  Distribution Date the Trust  Administrator  shall make distributions  to each  Certificateholder  of record on the  preceding  Record
Date  either  (x) by  wire  transfer  in  immediately  available  funds to the account  of  such  holder  at  a  bank  or  other  entity  having  appropriate
facilities   therefore,   if  (i) such   Holder  has  so  notified  the  Trust
Administrator  at least five  Business  Days prior to the related  Record Date and (ii) such  Holder shall hold (A) a Notional Amount  Certificate,  (B) 100%
of  the   Class   Principal   Balance   of  any   Class of   Certificates   or
(c) Certificates of any Class with  aggregate  principal  Denominations of not less than  $1,000,000  or (y) by  check  mailed  by first  class  mail to such
Certificateholder  at the address of such holder  appearing in the Certificate
Register.

            The  definitive   Certificates  shall  be  printed,   typewritten,
lithographed  or engraved or produced by any  combination  of these methods or may be produced in any other manner  permitted by the rules of any  securities exchange on which any of the Certificates may be listed,  all as determined by the officers  executing  such  Certificates,  as evidenced by their  execution thereof.

            The  Certificates  shall be issuable in  registered  form,  in the minimum  denominations,  integral multiples in excess thereof (except that one
Certificate  in each  Class may be issued in a different  amount which must be in excess of the applicable minimum denomination) and aggregate  denominations per Class set forth in the Preliminary Statement.

            The  Certificates   shall  be  executed  by  manual  or  facsimile
signature  on behalf  of the Trust  Administrator  by a  Responsible  Officer.
Certificates  bearing the manual or facsimile  signatures of  individuals  who were, at the time when such  signatures  were  affixed,  authorized to sign on behalf  of  the  Trust  Administrator  shall  bind  the  Trust  Administrator, notwithstanding  that such  individuals  or any of them  have  ceased to be so authorized prior to the  authentication  and delivery of such  Certificates or did not hold such  offices  at the date of such  Certificate.  No  Certificate shall be  entitled to any benefit  under this  Agreement,  or be valid for any
purpose,   unless  there  appears  on  such   Certificate  a  certificate   of
authentication  executed by the Trust  Administrator by manual signature,  and such certificate of  authentication  upon any Certificate  shall be conclusive evidence,  and  the  only  evidence,  that  such  Certificate  has  been  duly authenticated  and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

SECTION 6.02.     Registration of Transfer and Exchange of Certificates.

(a)   The Trust  Administrator  shall maintain,  or cause to be maintained,  a
Certificate  Register in which,  subject to such reasonable  regulations as it may prescribe,  the Trust  Administrator shall provide for the registration of
Certificates  and  of  transfers  and  exchanges  of  Certificates  as  herein provided.  Upon  surrender for  registration  of transfer of any  Certificate, the Trust Administrator  shall execute,  authenticate and deliver, in the name of the designated  transferee or transferees,  one or more new Certificates in like aggregate interest and of the same Class.

(b)   At the option of a Certificateholder,  Certificates may be exchanged for
other  Certificates  of  authorized   denominations  and  the  same  aggregate
interest  in the  Trust  Fund and of the same  Class,  upon  surrender  of the
Certificates   to  be   exchanged  at  the  office  or  agency  of  the  Trust
Administrator  set forth in  Section 6.06.  Whenever any  Certificates  are so surrendered for exchange, the Trust Administrator shall execute,  authenticate and deliver the Certificates which the  Certificateholder  making the exchange is  entitled  to receive.  Every  Certificate  presented  or  surrendered  for registration  of  transfer  or  exchange  shall be  accompanied  by a  written instrument of transfer in form  satisfactory to the Trust  Administrator  duly executed by the Holder thereof or his attorney duly authorized in writing.

(c)   No  service  charge  to the  Certificateholders  shall  be made  for any registration  of transfer or  exchange of  Certificates,  but payment of a sum sufficient  to cover any tax or  governmental  charge  that may be  imposed in connection with any transfer or exchange of Certificates may be required.

(d)   All  Certificates  surrendered for registration of transfer and exchange shall be canceled and  subsequently  destroyed by the Trust  Administrator  in accordance with the Trust Administrator's customary procedures.

(e)   No  transfer  of any  Private  Certificate  shall  be made  unless  that transfer is made  pursuant to an effective  registration  statement  under the
1933 Act and effective  registration or  qualification  under applicable state securities  laws,  or is made in a  transaction  which does not  require  such registration  or  qualification.  Except in connection  with any transfer of a
Private  Certificate  by the  Depositor to any  affiliate or any transfer of a
Private  Certificate from the Depositor or an affiliate of the Depositor to an owner trust or other entity established by the Depositor,  in the event that a transfer is to be made in  reliance  upon an  exemption  from the 1933 Act and such laws, in order to assure  compliance with the 1933 Act and such laws, the
Certificateholder    desiring    to   effect    such    transfer    and   such
Certificateholder's  prospective  transferee  shall each  certify to the Trust
Administrator  in writing the facts  surrounding the transfer in substantially
the  form  set  forth  in  Exhibit L  (the   "Transferor   Certificate")   and
(i) deliver a letter in substantially  the form of either (A) Exhibit M-1 (the
"Investment  Letter"),  provided  that all of the  Private  Certificates  of a
Class shall  be  transferred  to  one  investor  or  the  Depositor  otherwise consents to such transfer,  or  (B) Exhibit M-2  (the  "Rule 144A  Letter") or
(ii) there  shall be  delivered to the Trust  Administrator  at the expense of the  transferor  an Opinion of Counsel that such transfer may be made pursuant to an exemption  from the 1933 Act. The Depositor  shall provide to any Holder of a Private  Certificate  and any  prospective  transferee  designated by any such Holder,  information  regarding the related Certificates and the Mortgage
Loans  and such  other  information  as  shall be  necessary  to  satisfy  the condition  to  eligibility  set forth in  Rule 144A(d)(4)  for transfer of any such Certificate without  registration  thereof under the 1933 Act pursuant to the  registration  exemption  provided by Rule 144A.  The Trust  Administrator shall  cooperate  with the Depositor in providing  the  Rule 144A  information referenced in the  preceding  sentence,  including  providing to the Depositor such  information  regarding the  Certificates,  the Mortgage  Loans and other matters regarding the Trust Fund as the Depositor shall reasonably  request to meet its  obligation  under the preceding  sentence.  Each Holder of a Private
Certificate  desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust  Administrator,  the  Depositor,  the Sellers,  the Master
Servicer,  each Servicer and the Special  Servicer  against any liability that may result if the transfer is not so exempt or is not made in accordance  with such federal and state laws.

(f)   Except in connection  with any transfer of a Private  Certificate by the
Depositor to any affiliate or any transfer of a Private  Certificate  from the
Depositor or an  affiliate of the  Depositor to an owner trust or other entity established by the Depositor,  no transfer of an ERISA-Restricted  Certificate
(except  for the  Residual  Certificates)  shall  be  made  unless  the  Trust
Administrator   shall  have  received  in  accordance   with   Exhibit M-1  or
Exhibit M-2,  as  applicable,  either  (i) a  representation  letter  from the transferee  of  such  Certificate,  acceptable  to and in form  and  substance satisfactory  to the Trust  Administrator,  to the effect that such transferee is not an employee  benefit  plan or  arrangement  subject to  Section 406  of
ERISA or  Section 4975  of the Code,  or a person using the assets of any such plan or arrangement,  which  representation  letter shall not be an expense of the Trustee,  the Trust Administrator or the Trust Fund, (ii) if the purchaser is an  insurance  company  and the  Certificate  has  been the  subject  of an
ERISA-Qualifying  Underwriting,  a  representation  that the  purchaser  is an insurance  company which is purchasing such  Certificates with funds contained in an  "insurance  company  general  account"  (as  such  term is  defined  in
Section V(e) of  Prohibited Transaction  Class Exemption 95-60 ("PTCE 95-60"))
and that the  purchase  and holding of such  Certificates  are  covered  under
Sections I and III of PTCE 95-60 or (iii) in the case of any such  Certificate presented  for  registration  in the  name  of an  employee  benefit  plan  or arrangement  subject to Section 406 of ERISA or  Section 4975  of the Code (or
comparable  provisions of any subsequent  enactments),  or a person using such plan's or  arrangement's  assets,  an Opinion of Counsel  satisfactory  to the
Trust  Administrator  to the  effect  that the  purchase  or  holding  of such
Certificate will not result in prohibited  transactions  under  Section 406 of
ERISA and/or Section 4975 of the Code and will not subject the Depositor,  the
Trustee,  the Trust  Administrator,  the Master Servicer or any other Servicer to any  obligation in addition to those  undertaken in this  Agreement,  which
Opinion  of  Counsel  shall not be an  expense  of such  parties  or the Trust
Fund.  No  transfer of a Residual  Certificate  shall be made unless the Trust
Administrator   shall  have  received,   in  accordance  with   Exhibit N,   a
representation  letter from the transferee of such Certificate,  acceptable to and in form and  substance  satisfactory  to the Trust  Administrator,  to the effect that such  transferee  is not an employee  benefit plan or  arrangement subject  to  Section 406  of ERISA or  Section 4975  of the Code,  or a person using the assets of any such plan or arrangement,  which representation letter shall not be an expense of the Trustee,  the Trust  Administrator or the Trust
Fund.   In   the   event   the    representations    referred   to   in   this
Section 6.02(f) are  not furnished,  such  representations  shall be deemed to have  been  made  to  the  trustee  by the  transferee's  acceptance  of  such
ERISA-Restricted   Certificate  by  any  beneficial  owner  who  purchases  an interest  in  such  Certificate  in  book-entry  form.  In  the  event  that a representation  is  violated,  or any attempt to transfer an  ERISA-Restricted
Certificate   to  a  plan  or   arrangement   or  person  using  a  plan's  or
arrangement's   assets  is  attempted   without  the  delivery  to  the  Trust
Administrator  of the  Opinion  of  Counsel  described  above,  the  attempted transfer or acquisition of such Certificate shall be void and of no effect.

(g)   Additional  restrictions  on transfers  of the  Class AR and  Class AR-L
Certificates are set forth below:

(i)   Each  Person  who  has or  who  acquires  any  ownership  interest  in a
      Class AR or Class AR-L  Certificate shall be deemed by the acceptance or acquisition  of such  ownership  interest  to have agreed to be bound by the following  provisions and to have  irrevocably  authorized the Trust
      Administrator  or its designee  under clause  (iii)(A)  below to deliver payments to a Person other than such Person and to  negotiate  the terms of any  mandatory  sale under clause  (iii)(B)  below and to execute all instruments  of  transfer  and  to do  all  other  things  necessary  in connection  with any such sale. The rights of each Person  acquiring any
      ownership   interest  in  a  Class AR  or  Class AR-L   Certificate  are
      expressly subject to the following provisions:

(A)   Each Person  holding or acquiring any  ownership  interest in a Class AR
         or  Class AR-L   Certificate  shall  be  other  than  a  Disqualified
         Organization  and shall promptly  notify the Trust  Administrator  of any  change  or  impending  change  in its  status  as  other  than a
         Disqualified Organization.
(B)   In connection with any proposed transfer of any ownership  interest in a
         Class AR  or  Class AR-L  Certificate  to a U.S.  Person,  the  Trust
         Administrator  shall  require  delivery to it, and shall not register the  transfer  of a  Class AR  or  Class AR-L  Certificate  until its receipt of (1) an affidavit  and agreement (a  "Transferee  Affidavit and  Agreement"  attached  hereto  as  Exhibit N)  from the  proposed
         transferee,   in  form  and  substance   satisfactory  to  the  Trust
         Administrator,  representing and warranting, among other things, that it is not a non U.S.  Person,  that such  transferee  is other than a
         Disqualified  Organization,  that it is not  acquiring  its ownership interest in a Class AR or Class AR-L  Certificate that is the subject of the  proposed  Transfer  as a  nominee,  trustee  or agent for any
         Person who is not other than a  Disqualified  Organization,  that for so long  as it  retains  its  ownership  interest  in a  Class AR  or
         Class AR-L  Certificate,  it will  endeavor  to remain  other  than a
         Disqualified  Organization,  and that it has reviewed the  provisions of this  Section 6.02(g) and  agrees  to be bound by them,  and (2) a certificate,  attached  hereto as Exhibit O,  from the Holder wishing to  transfer  a  Class AR  or  Class AR-L  Certificate,  in form  and substance  satisfactory to the Trust Administrator,  representing and warranting,  among  other  things,  that no purpose  of the  proposed transfer  is to  allow  such  Holder  to  impede  the  assessment  or collection of tax.

(C)   Notwithstanding the delivery of a Transferee  Affidavit and Agreement by
         a  proposed   transferee   under  clause  (B)  above,  if  the  Trust
         Administrator  has actual  knowledge that the proposed  transferee is not  other  than  a  Disqualified  Organization,  no  transfer  of an ownership  interest in a Class AR or Class AR-L  Certificate  to such proposed transferee shall be effected.

(D)   Each Person  holding or acquiring any  ownership  interest in a Class AR or  Class AR-L  Certificate  agrees,  by  holding or  acquiring  such ownership interest,  to require a Transferee  Affidavit and Agreement from the other  Person to whom such Person  attempts to transfer  its ownership  interest  and  to  provide  a  certificate  to  the  Trust
         Administrator in the form attached hereto as Exhibit O.

(ii)  The Trust  Administrator  shall register the transfer of any Class AR or
      Class AR-L  Certificate  only if it shall have  received the  Transferee
      Affidavit and  Agreement,  a certificate of the Holder  requesting  such transfer in the form attached  hereto as Exhibit O and all of such other
      documents  as  shall  have  been   reasonably   required  by  the  Trust
      Administrator as a condition to such registration.

(iii) (A)   If any  Disqualified  Organization  shall  become  a  Holder  of a
         Class AR or Class AR-L  Certificate,  then the last preceding  Holder that was other than a  Disqualified  Organization  shall be restored, to the extent  permitted  by law,  to all rights and  obligations  as
         Holder  thereof  retroactive  to the  date  of  registration  of such transfer  of such  Class AR  or  Class AR-L  Certificate.  If any non
         U.S. Person  shall  become  a  Holder  of a  Class AR  or  Class AR-L
         Certificate,  then the last  preceding  Holder that is a U.S.  Person shall be restored,  to the extent permitted by law, to all rights and
         obligations   as   Holder   thereof   retroactive   to  the  date  of
         registration  of the  transfer  to  such  non  U.S.  Person  of  such
         Class AR or  Class AR-L  Certificate.  If a transfer of a Class AR or
         Class AR-L  Certificate is disregarded  pursuant to the provisions of
         Treasury Regulations  Section 1.860E-1 or Section 1.860G-3,  then the
         last   preceding   Holder   that  was  other   than  a   Disqualified
         Organization  shall be restored,  to the extent  permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of  registration  of such  transfer of such  Class AR  or  Class AR-L
         Certificate.  The Trust  Administrator shall be under no liability to any  Person  for  any  registration  of  transfer  of a  Class AR  or
         Class AR-L  Certificate  that  is  in  fact  not  permitted  by  this
         Section 6.02(g) or  for making any payments  due on such  Certificate to the Holder  thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                        (B)   If any  purported  transferee  of a Class AR  or
         Class AR-L  Certificate  shall  become  a  Holder  of a  Class AR  or
         Class AR-L  Certificate  in  violation  of the  restrictions  in this
         Section 6.02(g) and  to the extent that the  retroactive  restoration
         of  the  rights  of  the  Holder  of  such   Class AR  or  Class AR-L
         Certificate as described in  clause (iii)(A)  above shall be invalid, illegal or  unenforceable,  then the Depositor  shall have the right, without  notice to the Holder or any prior Holder of such Class AR or
         Class AR-L   Certificate,   to  sell  such   Class AR  or  Class AR-L
         Certificate  to a purchaser  selected by the  Depositor on such terms
         as  the  Depositor  may  choose.  Such  purported   transferee  shall
         promptly endorse and deliver a Class AR or Class AR-L  Certificate in accordance  with the  instructions  of the Depositor.  Such purchaser may be the Depositor  itself or any affiliate of the  Depositor.  The proceeds  of such sale,  net of the  commissions  (which may  include commissions  payable to the  Depositor or its  affiliates),  expenses and taxes due, if any,  shall be remitted  by the  Depositor  to such purported  transferee.  The terms and  conditions  of any sale  under this clause  (iii)(B)  shall be determined in the sole  discretion of the  Depositor,  and the Depositor  shall not be liable to any Person having an ownership  interest or a purported  ownership interest in a
         Class AR or  Class AR-L  Certificate  as a result of its  exercise of such discretion.

(iv)  The  Master  Servicer  and  each  Servicer,   on  behalf  of  the  Trust
      Administrator,  shall make  available,  upon  written  request  from the
      Trust Administrator,  all information reasonably available to it that is necessary  to compute any tax imposed (A) as a result of the transfer of an ownership  interest in a Class AR or  Class AR-L  Certificate  to any
      Person who is not other than a Disqualified Organization,  including the information  regarding "excess inclusions" of such Residual  Certificate required  to be  provided to the  Internal  Revenue  Service and certain
      Persons as described in Treasury Regulation  Section 1.860D 1(b)(5), and
      (B) as a  result  of  any  regulated  investment  company,  real  estate investment  trust,  common  trust fund,  partnership,  trust,  estate or organizations  described in Section 1381 of the Code having as among its record  holders  at  any  time  any  Person  who  is  not  other  than a
      Disqualified  Organization.  Reasonable  compensation for providing such information  may be  required  by the  Master  Servicer  or the  related
      Servicer from such Person.

(v)   The  provisions  of  this   Section 6.02(g) set   forth  prior  to  this
      Section (v) may  be modified,  added to or eliminated by the  Depositor,
      provided   that   there   shall  have  been   delivered   to  the  Trust
      Administrator the following:

(A)   written  notification  from each  Rating  Agency to the effect  that the modification,  addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then current  rating of the
         Certificates; and

(B)   a certificate  of the Depositor  stating that the Depositor has received an Opinion of  Counsel,  in form and  substance  satisfactory  to the
         Depositor,  to the  effect  that such  modification,  addition  to or elimination  of such  provisions  will not cause  the  Trust  Fund to cease to qualify  as a REMIC and will not create a risk that  (i) the
         Trust  Fund may be  subject  to an  entity  level  tax  caused by the transfer of a Class AR or  Class AR-L  Certificate  to a Person which
         is  not   other   than   a   Disqualified   Organization   or  (2)  a
         Certificateholder  or  another  Person  will  be  subject  to a REMIC related  tax  caused  by  the  transfer  of  applicable  Class AR  or
         Class AR-L  Certificate  to a  Person  which  is  not  other  than  a
         Disqualified Organization.

(vi)  The  following  legend  shall  appear  on each  Class AR  or  Class AR-L
      Certificate:

         ANY RESALE,  TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY
         BE MADE  ONLY  IF THE  PROPOSED  TRANSFEREE  PROVIDES  A  TRANSFER
         AFFIDAVIT TO THE  DEPOSITOR AND THE TRUST  ADMINISTRATOR  THAT (1)
         SUCH  TRANSFEREE  IS NOT (A)  THE  UNITED  STATES,  ANY  STATE  OR
         POLITICAL   SUBDIVISION  THEREOF,  ANY  FOREIGN  GOVERNMENT,   ANY
         INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR  INSTRUMENTALITY OF
         ANY  OF  THE  FOREGOING,   (B)  ANY  ORGANIZATION  (OTHER  THAN  A
         COOPERATIVE  DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT
         FROM  THE  TAX  IMPOSED  BY  CHAPTER  1 OF THE  CODE  UNLESS  SUCH
         ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE
         CODE, (C) ANY ORGANIZATION  DESCRIBED IN SECTION  1381(a)(2)(C) OF
         THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING  CLAUSES (A),
         (B),  OR (C)  BEING  HEREINAFTER  REFERRED  TO AS A  "DISQUALIFIED
         ORGANIZATION"),  OR (D) AN  AGENT OF A  DISQUALIFIED  ORGANIZATION
         AND (2) NO PURPOSE OF SUCH  TRANSFER  IS TO ENABLE THE  TRANSFEROR
         TO IMPEDE THE  ASSESSMENT OR  COLLECTION  OF TAX.  SUCH  AFFIDAVIT
         SHALL  INCLUDE  CERTAIN   REPRESENTATIONS   AS  TO  THE  FINANCIAL
         CONDITION  OF  THE  PROPOSED   TRANSFEREE.   NOTWITHSTANDING   THE
         REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER,  SALE OR
         OTHER DISPOSITION OF THIS [CLASS AR][CLASS AR-L]  CERTIFICATE TO A
         DISQUALIFIED   ORGANIZATION   OR  AN  AGENT   OF  A   DISQUALIFIED
         ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL
         FORCE OR EFFECT  WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO
         BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT
         NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS  CERTIFICATE.
         EACH   HOLDER  OF  THE   [CLASS AR][CLASS AR-L]   CERTIFICATE   BY
         ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE DEEMED TO HAVE CONSENTED
         TO THE PROVISIONS OF THIS PARAGRAPH.

(h)   The Trust  Administrator  shall  have no  liability  to the  Trust  Fund
arising  from  a  transfer  of  any  such   Certificate  in  reliance  upon  a
certification,  ruling or Opinion of Counsel  described in this  Section 6.02;
provided,  however,  that the  Trust  Administrator  shall  not  register  the transfer of any Class AR or Class AR-L  Certificate if it has actual knowledge that the proposed  transferee does not meet the  qualifications of a permitted
Holder  of  a  Class AR  or  Class AR-L  Certificate  as  set  forth  in  this
Section 6.02.

SECTION 6.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

            If  (a) any  mutilated  Certificate  is  surrendered  to the Trust
Administrator,   or  the  Trust   Administrator   receives   evidence  to  its
satisfaction  of  the  destruction,  loss  or  theft  of any  Certificate  and
(b) there  is  delivered  to  each   Servicer,   the  Trustee  and  the  Trust
Administrator  such  security or  indemnity as may be required by them to save each of them  harmless,  then, in the absence of notice to the Trustee and the
Trust  Administrator  that such  Certificate  has been acquired by a protected purchaser,  the Trust Administrator  shall execute,  authenticate and deliver, in exchange for or in lieu of any such  mutilated,  destroyed,  lost or stolen
Certificate,  a new  Certificate of like tenor and interest in the Trust Fund.
In  connection   with  the  issuance  of  any  new   Certificate   under  this
Section 6.03,  the  Trust  Administrator  may  require  the  payment  of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other  expenses  (including the fees and expenses of the Trust Administrator)  connected therewith.  Any replacement Certificate
issued  pursuant  to  this   Section 6.03   shall   constitute   complete  and
indefeasible  evidence  of  ownership  in the  Trust  Fund,  as if  originally issued,  whether or not the lost,  stolen or  destroyed  Certificate  shall be found at any time.

SECTION 6.04.     Persons Deemed Owners.

            Prior to due  presentation  of a Certificate  for  registration of transfer, each Servicer, the Trust Administrator,  and any agent of the Master
Servicer  or any  Servicer,  the Trust  Administrator  may treat the person in whose name any Certificate is registered as the owner of such  Certificate for the purpose of receiving  distributions  as provided in this Agreement and for all  other  purposes  whatsoever,  and  none  of the  Master  Servicer  or the
Servicers, the Trust Administrator,  nor any agent of the Master Servicer or a
Servicer  or the Trust  Administrator  shall be  affected by any notice to the contrary.

SECTION 6.05.     Access to List of Certificateholders' Names and Addresses.

(a)   If three or more  Certificateholders  (i) request  in  writing  from the
Trust  Administrator a list of the names and addresses of  Certificateholders,
(ii) state  that such  Certificateholders  desire to  communicate  with  other
Certificateholders  with respect to their rights under this Agreement or under the  Certificates  and  (iii) provide a copy of the  communication  which such
Certificateholders  propose to transmit,  then the Trust Administrator  shall, within ten  Business  Days  after the  receipt of such  request,  afford  such
Certificateholders  access during normal  business  hours to a current list of
the  Certificateholders.   The  expense  of  providing  any  such  information
requested  by a  Certificateholder  shall be  borne by the  Certificateholders requesting such information and shall not be borne by the Trust  Administrator
or  the  Trustee.  Every   Certificateholder,   by  receiving  and  holding  a
Certificate,  agrees that the Trustee and the Trust Administrator shall not be held  accountable  by reason of the  disclosure of any such  information as to the list of the  Certificateholders  hereunder,  regardless of the source from which such information was derived.

(b)   The  Master  Servicer  and each  Servicer,  so long as it is a  servicer hereunder,  DLJMC and the Depositor  shall have unlimited  access to a list of the  names  and  addresses  of the  Certificateholders  which  list  shall  be provided by the Trust Administrator promptly upon request.

SECTION 6.06.     Maintenance of Office or Agency.

            The Trust  Administrator  will  maintain or cause to be maintained at its  expense  an office or offices or agency or  agencies  in  Minneapolis,
Minnesota where  Certificates  may be surrendered for registration of transfer or exchange and where  notices and demands to or upon the Trust  Administrator in respect of the  Certificates  and this  Agreement may be served.  The Trust
Administrator  initially  designates its Corporate  Trust Office as its office for such purpose.  The Trust  Administrator will give prompt written notice to the  Certificateholders  of any change in the  location  of any such office or agency.

SECTION 6.07.     Book Entry Certificates.

            Notwithstanding the foregoing, the Book-Entry  Certificates,  upon original  issuance,  shall be  issued  in the form of one or more  typewritten
Certificates  representing  the  Book-Entry  Certificates,  to be delivered to
DTC, the initial  Clearing  Agency,  by, or on behalf of, the  Depositor.  The
Book-Entry  Certificates  shall  initially be  registered  on the  Certificate
Register  in the  name of Cede & Co.,  the  nominee  of  DTC,  as the  initial
Clearing  Agency,   and  no  Beneficial   Holder  will  receive  a  definitive
certificate   representing   such   Beneficial   Holder's   interest   in  the
Certificates,   except  as   provided  in   Section 6.09.   Unless  and  until
definitive,  fully registered  Certificates  ("Definitive  Certificates") have been issued to the Beneficial Holders pursuant to Section 6.09:

(a)   the  provisions of this  Section 6.07  shall be in full force and effect with respect to the Book-Entry Certificates;

(b)   the  Depositor  and the Trust  Administrator  may deal with the Clearing
Agency  for  all  purposes  with  respect  to  the   Book-Entry   Certificates
(including  the  making of  distributions  on such  Certificates)  as the sole
Holder of such Certificates;

(c)   to the extent that the  provisions  of this  Section 6.07  conflict with any other  provisions of this Agreement,  the provisions of this  Section 6.07 shall control; and

(d)   the  rights of the  Beneficial  Holders of the  Book-Entry  Certificates
shall be exercised only through the Clearing Agency and the  Participants  and shall be limited  to those  established  by law and  agreements  between  such
Beneficial  Holders and the Clearing Agency and/or the Participants.  Pursuant
to the Depository  Agreement,  unless and until  Definitive  Certificates  are issued  pursuant  to  Section 6.09,  the  initial  Clearing  Agency  will make
book-entry   transfers  among  the   Participants  and  receive  and  transmit
distributions   of   principal   and   interest  on  the  related   Book-Entry
Certificates to such Participants.

            For  purposes of any  provision  of this  Agreement  requiring  or permitting  actions with the consent of, or at the  direction  of,  Holders of
the  Book-Entry   Certificates   evidencing  a  specified  percentage  of  the
aggregate  unpaid  principal  amount of such  Certificates,  such direction or consent may be given by the Clearing  Agency at the  direction  of  Beneficial
Holders  owning such  Certificates  evidencing  the  requisite  percentage  of
principal  amount  of  such   Certificates.   The  Clearing  Agency  may  take
conflicting actions with respect to the Book-Entry  Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

SECTION 6.08.     Notices to Clearing Agency.

            Whenever  notice  or  other   communication   to  the  Holders  of
Book-Entry  Certificates  is required under this  Agreement,  unless and until
Definitive    Certificates   shall   have   been   issued   to   the   related
Certificateholders  pursuant to Section 6.09,  the Trust  Administrator  shall give all such  notices  and  communications  specified  herein  to be given to
Holders of the  Book-Entry  Certificates  to the  Clearing  Agency which shall
give  such  notices  and   communications  to  the  related   Participants  in
accordance with its applicable rules, regulations and procedures.

SECTION 6.09.     Definitive Certificates.

            If (a) the  Depositor  advises the Trust  Administrator in writing that the Clearing  Agency is no longer  willing or able to properly  discharge its  responsibilities  under the  Depository  Agreement  with  respect  to the
Certificates and the Trust  Administrator or the Depositor is unable to locate a qualified successor,  (b) the Depositor,  with the consent of the applicable
Participants,  advises the Trust  Administrator  in writing  that it elects to terminate the book-entry  system with respect to the  Book-Entry  Certificates through  the  Clearing  Agency  or  (c) after  the  occurrence  of an Event of
Default,  Holders of Book-Entry  Certificates evidencing not less than 66-2/3%
of the  aggregate  Class  Principal  Balance  of the  Book-Entry  Certificates
advise  the  Trust  Administrator  in  writing  that  the  continuation  of  a book-entry system with respect to the such  Certificates  through the Clearing
Agency is no longer in the best interests of the Holders of such  Certificates with respect to the Book-Entry  Certificates  and the applicable  Participants
consent,   the  Trust   Administrator   shall   notify  all  Holders  of  such
Certificates  of the  occurrence  of any such  event and the  availability  of
Definitive  Certificates.  Upon surrender to the Trust  Administrator  of such
Certificates by the Clearing Agency,  accompanied by registration instructions from the  Clearing  Agency for  registration,  the Trust  Administrator  shall authenticate  and deliver the Definitive  Certificates.  Neither the Depositor nor the Trust  Administrator shall be liable for any delay in delivery of such instructions and may  conclusively  rely on, and shall be protected in relying on, such  instructions.  Upon the  issuance  of  Definitive  Certificates  all references  herein  to  obligations  imposed  upon or to be  performed  by the
Clearing  Agency shall be deemed to be imposed upon and performed by the Trust
Administrator,  to the  extent  applicable  with  respect  to such  Definitive
Certificates,  and the Trust  Administrator  shall  recognize  the  Holders of
Definitive Certificates as Certificateholders hereunder.

                                    ARTICLE VII

                    THE DEPOSITOR, THE SELLER, THE MASTER
               SERVICER, THE SERVICERS AND THE SPECIAL SERVICER

SECTION 7.01.     Liabilities of the Sellers, the Depositor, the Master
                              Servicer, the Back-Up Servicer, the Servicers
                              and the Special Servicer.

            The  Depositor,  the  Sellers,  the Master  Servicer,  the Back-Up
Servicer,  each Servicer and the Special  Servicer  shall be liable under this
Agreement to any other party to this  Agreement,  including  the  liability of each  Servicer  to the Master  Servicer  in  accordance  herewith  only to the extent of the  obligations  specifically  and  respectively  imposed  upon and undertaken by them herein.

SECTION 7.02.     Merger or Consolidation of the Sellers, the Depositor, the
                              Back-Up Servicer, the Master Servicer, the
                              Servicers or the Special Servicer.

            Subject to the immediately  succeeding  paragraph,  the Depositor, the Sellers, the Master Servicer, the Back-Up Servicer,  each Servicer and the
Special  Servicer  will each do or cause to be done all  things  necessary  to preserve  and  keep in  full  force  and  effect  its  existence,  rights  and franchises  (charter  and  statutory)  and will each obtain and  preserve  its qualification to do business as a foreign  corporation in each jurisdiction in which such  qualification is or shall be necessary to protect the validity and enforceability of this Agreement,  or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any  Person  into which the  Depositor,  the  Sellers,  the Master
Servicer,  the Back-Up  Servicer,  any Servicer or the Special Servicer may be
merged  or   consolidated,   or  any  Person  resulting  from  any  merger  or
consolidation to which the Depositor,  the Sellers,  the Master Servicer,  the
Back-Up  Servicer,  any Servicer or the Special  Servicer shall be a party, or any Person  succeeding  to the business of the  Depositor,  the  Sellers,  the
Back-Up  Servicer or any Servicer,  shall be the  successor of the  Depositor, the  Sellers,  the  Back-Up  Servicer  or such  Servicer,  as the case may be, hereunder,  without the execution or filing of any paper or any further act on the  part  of any of the  parties  hereto,  anything  herein  to the  contrary notwithstanding;  provided, however, that the successor or surviving Person to the Master Servicer,  the Back-Up  Servicer,  any such Servicer or the Special
Servicer  shall  be  qualified  to sell  mortgage  loans  to,  and to  service mortgage loans on behalf of, FNMA or FHLMC.

            Notwithstanding   anything  else  in  this   Section 7.02   or  in
Section 7.04  hereof to the  contrary,  the Master  Servicer or a Servicer may assign  its  rights  and  delegate  its  duties  and  obligations  under  this
Agreement;  provided, however, that the Master Servicer or such Servicer gives the  Depositor,  the  Trustee  and  the  Trust  Administrator  notice  of such
assignment;   provided,   further,   (a) that  such  purchaser  or  transferee
accepting such  assignment and  delegation  shall be an institution  that is a
FNMA and FHLMC  approved  seller/servicer  in good  standing,  which has a net worth of at least  $15,000,000,  and which is willing to service the  Mortgage
Loans and  (b) such  purchaser  or  transferee  executes  and  delivers to the
Depositor,  the Trustee and the Trust  Administrator  an  agreement  accepting such  delegation and  assignment,  which contains an assumption by such Person of the rights, powers, duties,  responsibilities,  obligations and liabilities of the Master  Servicer,  the  Back-Up  Servicer or such  Servicer,  with like effect  as if  originally  named  as a  party  to  this  Agreement;  provided, further,  that each of the Rating Agencies  acknowledge that its rating of the
Certificates  in  effect  immediately  prior  to such  assignment  will not be qualified or reduced as a result of such  assignment  and  delegation.  In the case of any such assignment and delegation,  the Master Servicer,  the Back-Up
Servicer or such Servicer  shall be released from its  obligations  under this
Agreement  (except  as  provided  above),  except  that the  Master  Servicer,
Back-Up  Servicer  or  the  related  Servicer  shall  remain  liable  for  all liabilities and  obligations  incurred by it as the Master  Servicer,  Back-Up
Servicer or Servicer  hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

SECTION 7.03.     Limitation on Liability of the Sellers, the Depositor, the
                              Master Servicer, the Back-Up Servicer, the
                              Servicers, the Special Servicer and Others.

            None of the Depositor,  the Master Servicer, the Back-Up Servicer,
any Servicer,  the Sellers,  the Special  Servicer,  nor any of the directors, officers,  employees  or agents of the  Depositor,  the Master  Servicer,  the
Back-Up Servicer,  any Servicer,  the Sellers or the Special Servicer shall be under any  liability  to the  Certificateholders  for any action  taken or for refraining  from the  taking of any  action  in good  faith  pursuant  to this
Agreement, or for errors in judgment;  provided,  however, that this provision shall not protect the Depositor,  the Master Servicer,  the Back-Up  Servicer,
any  Servicer,  the  Sellers or the  Special  Servicer  against  any breach of representations or warranties made by it herein or protect the Depositor,  the
Master  Servicer,  the  Back-Up  Servicer,  any  Servicer,  the Sellers or the
Special  Servicer or any such  director,  officer,  employee or agent from any liability which would otherwise be imposed by reasons of willful  misfeasance, bad faith or gross  negligence  in the  performance  of duties or by reason of reckless  disregard of obligations and duties  hereunder.  The Depositor,  the
Master  Servicer,  the Back-Up  Servicer,  any  Servicer,  the Sellers and the
Special  Servicer  and  any  director,  officer,  employee  or  agent  of  the
Depositor,  the Master  Servicer,  the Back-Up  Servicer,  any  Servicer,  the
Sellers or the Special  Servicer may rely in good faith on any document of any kind prima facie properly  executed and submitted by any Person respecting any matters arising  hereunder.  The Depositor,  the Master Servicer,  the Back-Up
Servicer,  any  Servicer,  the  Sellers  and  the  Special  Servicer  and  any
director,  officer,  employee or agent of the Depositor,  the Master Servicer, the Back-Up Servicer,  any Servicer, the Sellers or the Special Servicer shall be  indemnified  by the  Trust  Fund  and  held  harmless  against  any  loss, liability or expense  incurred in connection with any legal action relating to this Agreement or the Certificates,  other than any loss, liability or expense incurred by reason of willful  misfeasance,  bad faith or gross  negligence in the  performance  of duties  hereunder  or by reason of reckless  disregard of
obligations  and  duties  hereunder.   None  of  the  Depositor,   the  Master
Servicer,  the  Back-Up  Servicer,  any  Servicer,  the Sellers or the Special
Servicer shall be under any  obligation to appear in,  prosecute or defend any legal action that is not incidental to their  respective  duties hereunder and which in its opinion may  involve it in any  expense or  liability;  provided, however, that the Depositor,  the Master Servicer,  the Back-Up Servicer,  any
Servicer,  the Sellers or the Special Servicer may in its discretion undertake any such action that it may deem  necessary  or  desirable  in respect of this
Agreement  and the rights and duties of the parties  hereto and  interests  of the Trustee,  the Trust  Administrator and the  Certificateholders  hereunder;
provided,  however,  that in the event the  related  Servicer  agrees,  at the request of the related  Seller,  to act on behalf of the related Seller in any dispute  or  litigation  that  is not  incidental  to such  Servicer's  duties hereunder and that relates to the  origination of a Mortgage Loan, the related
Seller shall pay all expenses  associated  with the  management and defense of such claim.  Anything in this  Agreement to the contrary  notwithstanding,  in no event shall the Master Servicer,  the Back-Up Servicer, any Servicer or the
Special  Servicer be liable for  special,  indirect or  consequential  loss or damage of any kind  whatsoever  (including  but not limited to lost  profits), even if the Master  Servicer,  the Back-Up  Servicer,  the related Servicer or the  Special  Servicer  has been  advised  of the  likelihood  of such loss or damage and regardless of the form of action.

SECTION 7.04.     Master Servicer and Servicer Not to Resign; Transfer of
                              Servicing.

(a)   Neither  the Master  Servicer  nor any  Servicer  shall  resign from the obligations and duties hereby imposed on it except  (i) upon  appointment of a successor  master  servicer or  successor  servicer and receipt by the Trustee and the Trust  Administrator  of a letter from each Rating  Agency that such a resignation and appointment  will not result in a downgrading of the rating of any  of  the  Certificates  related  to  the  applicable  Mortgage  Loans,  or
(ii) upon  determination  that its duties hereunder are no longer  permissible under  applicable  law. Any such  determination  under clause  (ii) permitting the  resignation of the Master Servicer or a Servicer shall be evidenced by an
Opinion of Counsel  to such  effect  delivered  to the  Trustee  and the Trust
Administrator.   No  such   resignation   shall  become  effective  until  the
successor master servicer or successor  servicer shall have assumed the Master
Servicer  or  such  Servicer's,  as  applicable,   responsibilities,   duties,
liabilities and obligations hereunder in accordance with Section 8.02 hereof.

(b)   Notwithstanding the foregoing,  at DLJMC's request, so long as it is the owner of the  related  servicing  rights,  the  Master  Servicer  or SPS shall resign,  upon the selection and appointment of a successor  master servicer or servicer,  as applicable;  provided that DLJMC delivers to the Trustee and the
Trust   Administrator   the  letter   required  in   Section 7.04(a)(i) above.
Notwithstanding  the  foregoing,  in the event  that the  Master  Servicer  is
appointed   as  the   successor   servicer  to  SPS,   the   requirements   of
Section 7.04(a)(i) shall  be waived. In connection with the foregoing,  unless otherwise  directed  by DLJMC in  writing  on or prior to the first day of the second month  following the Closing Date,  DLJMC hereby  directs SPS to resign as Servicer  hereunder  and  appoints  the Master  Servicer to service the SPS
Serviced  Mortgage  Loans,  effective  as of the first day of the third  month following the Closing Date. In  connection  with its  resignation,  SPS hereby agrees to deliver  to the Master  Servicer  on the date of its  resignation  a schedule  setting  forth all of the SPS  Mortgage  Loans as of such date.  The
Master  Servicer agrees that, as of the first day of the third month following the Closing Date, it will service the SPS Serviced  Mortgage  Loans,  and that
such  loans  shall  constitute   Wells  Fargo  Serviced   Mortgage  Loans,  in
accordance  with the terms of this Agreement.  If the Master Servicer  resigns pursuant  to this  Section 7.04(b),  DLJMC  shall pay the Master  Servicer  an amount equal to the product of (a) the Stated Principal  Balance of all of the
Mortgage Loans then outstanding and (b) 0.02%.

(c)   Notwithstanding the foregoing,  if the Trust Administrator shall for any reason no longer be Trust  Administrator  hereunder,  at DLJMC's request,  the
Master  Servicer  shall  resign,  upon  the  selection  and  appointment  of a successor  master  servicer;  provided that DLJMC  delivers to the Trustee and the Trust Administrator the letter required in Section 7.04(a)(i) above.

(d)   Notwithstanding the foregoing,  at DLJMC's request, the Special Servicer shall  resign,  upon the  selection  and  appointment  of a successor  special servicer by DLJMC;  provided that DLJMC  delivers to the Trustee and the Trust
Administrator the letter required in Section 7.04(a)(i) above.

SECTION 7.05.     Master Servicer, Sellers and Servicers May Own Certificates.

            Each of the Master  Servicer,  the Sellers,  the Special  Servicer
and each  Servicer  in its  individual  or any other  capacity  may become the owner or pledgee of  Certificates  with the same rights as it would have if it were not the Master Servicer, the Sellers, the Special Servicer or a Servicer.

SECTION 7.06.     Termination of Duties of the Back-Up Servicer.

            The rights and  obligations  of the  Back-Up  Servicer  under this
Agreement  shall  terminate  upon the  earlier of (i) the  appointment  of the
Back-Up Servicer (or its affiliate) as successor  Servicer to SPS and (ii) the termination  of Wells  Fargo as Back-Up  Servicer  by DLJMC.  DLJMC may remove
Wells Fargo as Back-Up Servicer at any time.

                                 ARTICLE VIII

                                   DEFAULT

SECTION 8.01.     Events of Default.

            "Event of Default,"  wherever  used  herein,  and as to the Master
Servicer or any  Servicer,  means any one of the  following  events  (whatever reason  for such  Event of  Default  and  whether  it  shall be  voluntary  or involuntary  or be effected by operation  of law or pursuant to any  judgment, decree  or  order  of any  court  or any  order,  rule  or  regulation  of any administrative or governmental body):

(a)   any  failure  by the  Master  Servicer  or a  Servicer  to  remit to the
Certificateholders  or to the Trust  Administrator  any payment  other than an
Advance  required to be made by the Master Servicer or such Servicer under the terms of this Agreement,  which failure shall continue unremedied for a period of  (i) with  respect to the Master  Servicer  or a Servicer  other than Wells
Fargo,  one Business Day and  (ii) with  respect to Wells Fargo,  two Business
Days,  after the date upon which  written  notice of such  failure  shall have been given to the Master Servicer or such Servicer by the Trust  Administrator or the  Depositor  or to the Master  Servicer or the related  Servicer and the
Trust  Administrator  by the Holders of Certificates  having not less than 25%
of the Voting Rights evidenced by the Certificates; or

(b)   any  failure by the Master  Servicer or a Servicer to observe or perform in any material  respect any other of the  covenants or agreements on the part of the Master  Servicer or a Servicer  contained in this Agreement  (except as set forth in (c) and  (g) below)  which  failure  (i) materially  affects  the rights of the  Certificateholders  and  (ii) shall  continue  unremedied for a period of 60 days  after  the date on which  written  notice  of such  failure shall have been given to the Master  Servicer  or such  Servicer  by the Trust
Administrator  or the Depositor,  or to the Master  Servicer or a Servicer and
the Trust  Administrator  by the Holders of  Certificates  evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

(c)   if a  representation  or warranty set forth in Section 2.03  hereof made solely in its capacity as the Master  Servicer or a Servicer shall prove to be materially  incorrect as of the time made in any respect that  materially  and adversely affects interests of the  Certificateholders,  and the circumstances or  condition  in  respect  of  which  such  representation  or  warranty  was incorrect  shall not have been  eliminated  or cured  within 90 days after the date on which  written  notice  thereof  shall  have been  given to the Master
Servicer or the related  Servicer  and the Sellers by the Trust  Administrator
for the benefit of the Certificateholders or by the Depositor; or

(d)   a decree or order of a court or agency or supervisory  authority  having jurisdiction  in the premises for the appointment of a conservator or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar  proceedings,  or for the winding-up or liquidation of its  affairs,  shall have been  entered  against  the Master  Servicer or a
Servicer  and such decree or order shall have  remained in force  undischarged or unstayed for a period of 60 days; or

(e)   the Master  Servicer or a Servicer shall consent to the appointment of a conservator  or receiver or  liquidator  in any  insolvency,  readjustment  of debt,  marshalling  of assets and  liabilities  or similar  proceedings  of or relating to the Master Servicer or such Servicer or all or  substantially  all of the property of the Master Servicer or such Servicer; or

(f)   the Master  Servicer or a Servicer  shall admit in writing its inability to pay its  debts  generally  as they  become  due,  file a  petition  to take advantage of, or commence a voluntary case under,  any  applicable  insolvency or  reorganization  statute,  make  an  assignment  for  the  benefit  of  its creditors, or voluntarily suspend payment of its obligations; or

(g)   any failure of the Master  Servicer or a Servicer to make any Advance in the manner and at the time required to be made from its own funds  pursuant to
Section 5.01  of this  Agreement and after receipt of written  notice from the
Trust  Administrator  of such  failure,  which  failure  continues  unremedied
(i) with respect to the Master Servicer or a Servicer,  other than Wells Fargo
(in its  capacity as a Servicer),  after  2 p.m.,  New York City time,  on the
Business Day  immediately  following the Master  Servicer's or such Servicer's receipt of such notice and  (ii) with  respect to Wells Fargo (in its capacity as a  Servicer),  on the  second  Business  Day  immediately  following  Wells
Fargo's receipt of such notice; or

(h)   notwithstanding  anything to the  contrary in  Section 8.01(b) and  with respect to SPS,  (i) (A) any  failure by SPS to comply with  Section 13.01(a), which  failure  shall  continue  unremedied  for a period of 30 days after the date on which  written  notice of such failure shall have been given to SPS by the Master Servicer and (B) the Master  Servicer shall have delivered  written notice to the Trust  Administrator  and  Depositor  that such  failure has not been  remedied  after such 30 day period,  or  (ii) the  Master  Servicer  has concluded in a written report to the Trust Administrator,  based solely on the reports  required to be  delivered  to the Master  Servicer by SPS pursuant to
Section 13.01(a),  either (1) that SPS is not servicing the SPS Mortgage Loans in  accordance  with Accepted  Servicing  Practices or (2) that SPS has failed the Loss and Delinquency Test; or

(i)   with  respect to SPS and after the Closing  Date,  (1) any  reduction or withdrawal of the ratings of SPS as a servicer of subprime  mortgage  loans by one or more of the Rating  Agencies  that  maintains a servicer  rating system and a  Rating  on the  Certificates  to  "below  average"  or below or (2) any
reduction  or  withdrawal   of  the  Ratings  of  any  Class of   Certificates
attributable  solely to SPS or the servicing of the SPS Mortgage  Loans by SPS or (3) any  placement  by a Rating  Agency  of any  Class of  Certificates  on
credit  watch with  negative  implications  attributable  solely to SPS or the servicing of the SPS Mortgage Loans by SPS; or

(j)   (a) either  (i) the servicer  rankings or ratings for a Servicer,  other than SPS, are  downgraded  two or more levels below the level in effect on the
Closing Date by one or more of the Rating Agencies rating the  Certificates or
(ii) the  servicer  rankings or ratings for a  Servicer,  other than SPS,  are downgraded  to "below  average"  status by one or more of the Rating  Agencies rating the  Certificates  or (b) one or more classes of the  Certificates  are downgraded  or  placed  on  negative  watch  due in  whole  or in  part to the performance or servicing of a Servicer, other than SPS; or

(k)   (a) either  the  master  servicer  rankings  or  ratings  for the Master
Servicer  are  downgraded  two or more levels below the level in effect on the
Closing date by one or more of the Rating Agencies rating the  Certificates or
(ii) the  Master  Servicer  rankings or ratings for the Master  Servicer,  are downgraded  to "below  average"  status by one or more of the Rating  Agencies rating the  Certificates  or (b) one or more classes of the  Certificates  are downgraded  or  placed  on  negative  watch  due in  whole  or in  part to the performance or master servicing of the Master Servicer; or

(l)   any  failure  by an  applicable  Servicer  to  (a) remit  payment  of an
Assigned  Prepayment  Premium to the Collection  Account or (b) remit funds in the  amount  equal to an  Assigned  Prepayment  Premium  which the  applicable
Servicer  has failed to  collect,  in each case as  required  pursuant to this
Agreement,  which failure  continues  unremedied  for a period of one Business
Day after the date upon which written  notice of such  failure,  requiring the same to be  remedied,  shall  have  been  given to the  Servicer  by the Trust
Administrator, the Master Servicer, the Trustee or the Depositor.

            If an Event of  Default  due to the  actions  or  inaction  of the
Master  Servicer or a Servicer  described in clauses  (a) through  (f) of this
Section shall  occur,  then,  and in each and every such case, so long as such
Event of Default shall not have been  remedied,  (i) the  Trust  Administrator shall  at  the  direction  of  the  Trustee  or the  Holders  of  Certificates
evidencing  not  less  than  25%  of  the  Voting  Rights   evidenced  by  the
Certificates,  by notice in writing to the Master  Servicer  or such  Servicer
(with  a copy  to the  Rating  Agencies),  terminate  all  of the  rights  and obligations  of the Master  Servicer  or such  Servicer  under this  Agreement
(other  than rights to  reimbursement  for  Advances  and  Servicing  Advances previously  made, as provided in  Section 3.08)  and (ii) the  Master Servicer may,  if such  Event  of  Default  is due to the  actions  or  inactions  of a
Servicer,  by notice in  writing to such  Servicer  (with a copy to the Rating
Agencies),  terminate all of the rights and obligations of such Servicer under this Agreement (other than rights to reimbursement  for Advances and Servicing
Advances previously made, as provided in Section 3.08).

            If an  Event of  Default  described  in  clause  (g) shall  occur,
(i) if the Master  Servicer has failed to make any Advance,  the Trustee,  and
(ii) if any  Servicer  has failed to make any  Advance,  the Master  Servicer, shall prior to the next Distribution  Date,  immediately make such Advance and terminate  the rights and  obligations  of the Master  Servicer or  applicable
Servicer,  as applicable,  hereunder and succeed to the rights and obligations of the Master Servicer or such Servicer, as applicable,  hereunder pursuant to
Section 8.02,  including the  obligation  to make Advances on such  succeeding
Distribution  Date  pursuant  to the terms  hereof.  No Event of Default  with respect  to the  Master  Servicer  or a  Servicer  shall  affect the rights or duties of any other  Servicer  or  constitute  an Event of  Default  as to any other Servicer.

            If an Event of  Default  set forth in clause  (h)(ii) above  shall occur,  the Trust  Administrator  shall  furnish  the  Certificateholders  the
Master  Servicer's  written  report as to SPS's  servicing  performance in the
next  monthly  statement  to   Certificateholders   distributed   pursuant  to
Section 4.05.  If an Event of  Default  set forth in clause  (h) or  (i) shall occur, the Trust  Administrator  or the Depositor  (after  consulting with the
Trust   Administrator),   may,  or  at  the  direction  of  Certificateholders
evidencing  not less than 51% or more of the Voting  Rights  evidenced  by the
Certificates,  the  Trust  Administrator  shall,  by  written  notice  to  the
Servicer (with a copy to each Rating Agency),  terminate all of the rights and obligations  of SPS as  Servicer  under  this  Agreement.  With  respect to an
Event  of  Default  set  forth  in  clauses  (h) or  (i) above  and  upon  any termination  of  SPS  as  Servicer  pursuant  to  this  paragraph,  DLJMC,  in
accordance  with   Section 7.04(b),   shall  appoint  a  successor   servicer,
irrespective of DLJMC's ownership of the related  servicing  rights.  Any such servicing  transfer  as a result  of an Event of  Default  set forth in clause
(h) or  (i) shall  be  accomplished  in  60  days  from  the  date  the  Trust
Administrator  delivers the Master Servicer's report to  Certificateholders or from the date SPS received such notice of termination.

            If an Event of Default  described in clause (h) or (i)(3)  occurs,
DLJMC  shall  reimburse  SPS  for  all  unreimbursed  Advances  and  Servicing
Advances  made  by  SPS  on the  date  the  servicing  is  transferred  to the successor  servicer  hereunder and DLJMC shall be entitled to reimbursement by the  successor  servicer of any such amounts as and to the extent such amounts are received by the successor servicer under the terms of this Agreement.

            If an  Event  of  Default  described  in  clause  (i),  (j) or (l)
occurs,  the Master  Servicer or the Back-Up  Servicer  solely with respect to clause  (i),  shall at the  direction  of DLJMC,  by notice in writing to such
Servicer,  terminate all of the rights and  obligations of such Servicer under this Agreement (other than rights to reimbursement  for Advances and Servicing
Advances  previously made, as provided in  Section 3.08)  and shall appoint as
successor   Servicer  the  entity   selected  by  DLJMC  in  accordance   with
Section 8.02;  provided that DLJMC shall first furnish to the Master  Servicer or the Back-Up Servicer, as applicable,  a letter from each Rating Agency that the  appointment  of such  successor  will not result in a downgrading  of the rating of any of the Certificates.

            If an Event  of  Default  described  in  clause  (k)  occurs,  the
Trustee  shall at the  direction of DLJMC,  by notice in writing to the Master
Servicer,  terminate all of the rights and  obligations of the Master Servicer under  this  Agreement  (other  than  rights  to  reimbursement  for  Advances previously made, as provided in  Section 3.08)  and shall appoint as successor
Master Servicer the entity selected by DLJMC in accordance with  Section 8.02;
provided  that DLJMC  shall  first  furnish to the  Trustee a letter from each
Rating  Agency that the  appointment  of such  successor  will not result in a downgrading of the rating of any of the Certificates.

            No Event of Default with respect to the Servicer  shall affect the rights or duties of the Master  Servicer or  constitute an Event of Default as to the Master Servicer.

SECTION 8.02.     Master Servicer or Trust Administrator to Act; Appointment
                              of Successor.

            On and after the time the Master  Servicer or a Servicer  receives a notice of termination  pursuant to Section 8.01  hereof or resigns  pursuant to Section 7.04 hereof,  subject to the provisions of Section 3.04 hereof, the
Trustee (in the case of the Master Servicer),  the Trust  Administrator or the
Back-Up  Servicer (in the case of SPS), shall be the successor in all respects to the Master  Servicer or such Servicer,  as  applicable,  in its capacity as servicer under this Agreement and with respect to the  transactions  set forth or  provided  for herein  and shall be  subject  to all the  responsibilities, duties and liabilities  relating thereto placed on the Master Servicer or such
Servicer, as applicable,  by the terms and provisions hereof;  provided,  that the  Trustee,  the Trust  Administrator,  the Master  Servicer  or the Back-Up
Servicer,  as applicable,  shall not be deemed to have made any representation or  warranty  as to any  Mortgage  Loan  made by the  Master  Servicer  or any
Servicer,   as   applicable,   and  shall  not  effect  any   repurchases   or
substitutions of any Mortgage Loan; provided,  further,  that it is understood and  acknowledged  by the  parties  hereto that there will be a full period of transition  (not to exceed  ninety  (90) days)  before  the  actual  servicing functions  of  any  Servicer  can be  fully  transferred  to  Wells  Fargo  as successor Servicer;  provided,  further, that during such period of transition
Wells  Fargo,  as  successor  Servicer,  shall  continue to make all  required
Compensating  Interest Payments and Advances.  As compensation  therefor,  the
Trustee,  the  Trust  Administrator,   the  Back-Up  Servicer  or  the  Master
Servicer,  as  applicable,  shall be  entitled  to all funds  relating  to the
Mortgage  Loans that the Master  Servicer or related  Servicer (the  "Replaced
Servicer")  would  have been  entitled  to charge  to the  related  Collection
Account if the Replaced  Servicer had continued to act hereunder  (except that the Replaced  Servicer  shall retain the right to be  reimbursed  for advances
(including,  without limitation,  Advances and Servicing Advances) theretofore made by the  Replaced  Servicer  with respect to which it would be entitled to be reimbursed as provided in  Section 3.08 if it had not been so terminated or
resigned).   Notwithstanding  the  foregoing,   if  the  Trustee,   the  Trust
Administrator,  the Back-Up  Servicer or the Master  Servicer,  as applicable, has become the  successor  to a Replaced  Servicer,  in  accordance  with this
Section 8.02,  the Trustee, the Trust  Administrator,  the Back-Up Servicer or
the Master Servicer,  as applicable,  may, if it shall be unwilling to so act, or  shall,  if it is  unable  to so act,  appoint,  or  petition  a  court  of competent  jurisdiction to appoint,  any  established  mortgage loan servicing institution,  the  appointment  of which  does not  adversely  affect the then current rating of the  Certificates,  as the successor to the Master Servicer,
the  Back-Up  Servicer  or  a  Servicer,  as  applicable,   hereunder  in  the
assumption of all or any part of the  responsibilities,  duties or liabilities of the Master Servicer,  the Back-Up Servicer or such Servicer, as applicable, provided that such successor to the Master  Servicer,  the Back-Up Servicer or
the  Servicer,   as  applicable,   shall  not  be  deemed  to  have  made  any
representation  or  warranty  as to any  Mortgage  Loan  made  by  the  Master
Servicer or the related  Servicer,  as  applicable.  Pending  appointment of a successor  to the Master  Servicer,  the Back-Up  Servicer  or a Servicer,  as
applicable,  hereunder,  the Trustee,  the Trust  Administrator  or the Master
Servicer,  as  applicable,  unless  such  party is  prohibited  by law from so acting,  shall act in such capacity as provided  herein.  In  connection  with such appointment and assumption,  the Trustee,  the Trust  Administrator,  the
Master  Servicer  or the  Back-Up  Servicer,  as  applicable,  may  make  such arrangements  for  the  compensation  of such  successor  out of  payments  on
Mortgage Loans as it and such successor shall agree;  provided,  however, that no such  compensation  shall  be in  excess  of that  permitted  the  Replaced
Servicer,  hereunder.  The  Trustee,  the Trust  Administrator  or the  Master
Servicer,   as  applicable,   and  such  successor  shall  take  such  action,
consistent with this  Agreement,  as shall be necessary to effectuate any such
succession.  None  of  the  Trustee,  the  Trust  Administrator,   the  Master
Servicer  nor any other  successor  servicer  shall be deemed to be in default hereunder  by reason of any  failure  to make,  or any  delay in  making,  any distribution  hereunder  or any  portion  thereof  caused by the  failure of a
Replaced Servicer to deliver, or any delay in delivering,  cash,  documents or records to it.

            A  Replaced  Servicer  that  has  been  terminated  shall,  at the request of the Trustee,  the Trust  Administrator,  the Master Servicer or the
Back-Up Servicer, as applicable,  but at the expense of such Replaced Servicer deliver to the  assuming  party all  documents  and  records  relating  to the applicable  Mortgage Loans and an accounting of amounts  collected and held by it and otherwise  use  commercially  reasonable  efforts to effect the orderly and  efficient  transfer and  assignment  of such  servicing,  but only to the extent of the Mortgage  Loans  serviced  thereunder,  to the  assuming  party.
Notwithstanding  anything to the contrary contained herein, the termination of a Servicer under this Agreement  shall not extend to any  Subservicer  meeting the  requirements  of  Section 3.02(a) and  otherwise  servicing  the  related
Mortgage Loans in accordance with the servicing provisions of this Agreement.

            The Master Servicer,  the Back-Up Servicer and each Servicer shall cooperate  with the  Trustee  and the Trust  Administrator  and any  successor
servicer   in   effecting   the   termination   of   a   Replaced   Servicer's
responsibilities  and rights  hereunder,  including  without  limitation,  the transfer to such successor for  administration by it of all cash amounts which shall at the time be credited by such  Servicer to the  applicable  Collection
Account or thereafter received with respect to the Mortgage Loans.

            None  of the  Trustee,  the  Trust  Administrator  nor  any  other successor  servicer  shall be deemed to be in default  hereunder  by reason of any failure to make,  or any delay in making,  any  distribution  hereunder or any portion  thereof  caused by (a) the  failure of the Master  Servicer,  the
Back-Up  Servicer or any Servicer to (i) deliver,  or any delay in delivering, cash,  documents  or  records to it, or  (ii) cooperate  as  required  by this
Agreement,  or  (b) restrictions  imposed by any regulatory  authority  having jurisdiction  over the Master  Servicer,  the Back-Up  Servicer or the related
Servicer.

            Any  successor to a Servicer as servicer  shall during the term of its  service as servicer  maintain  in force the policy or policies  that such
Servicer is required to maintain pursuant to Section 3.09(b) hereof.

            If a  Servicer  that has been  terminated  fails to pay all  costs related  to the  transition  of  servicing  to  the  successor  Servicer,  the successor  Servicer shall be entitled to  reimbursement  of those amounts from the Trust.

            In connection  with the  termination  or resignation of a Servicer
hereunder,   either   (i) the   successor   Servicer,   including   the  Trust
Administrator  or  Master  Servicer  if either  of such  parties  is acting as successor  Servicer or Back-Up  Servicer,  shall represent and warrant that it or an  affiliate  is a member  of MERS in good  standing  and  shall  agree to comply in all  material  respects  with the rules  and  procedures  of MERS in connection  with  the  servicing  of  the  related  Mortgage  Loans  that  are registered  with MERS,  or (ii) the  Replaced  Servicer,  at its sole expense, shall  cooperate  with the successor  Servicer  either (x) in  causing MERS to execute and deliver an Assignment  of Mortgage in recordable  form to transfer the  Mortgage  from MERS to the Trustee and to execute and deliver  such other notices,  documents and other  instruments as may be necessary or desirable to effect a transfer of such  Mortgage Loan or servicing of such Mortgage Loan on the  MERS®  System  to the  successor  Servicer  or  (y) in  causing  MERS  to designate on the MERS® System the  successor  Servicer as the servicer of such
Mortgage  Loan (at the cost  and  expense  of the  successor  Servicer  to the extent such costs relate to the qualification of such successor  Servicer as a member of MERS,  otherwise at the cost and expense of the Replaced  Servicer).
The Replaced  Servicer shall file or cause to be filed any such  assignment in the  appropriate  recording  office.  The successor  Servicer shall cause such assignment  to be  delivered  to the  Trustee  promptly  upon  receipt  of the original with evidence of recording  thereon or a copy certified by the public recording office in which such assignment was recorded.

SECTION 8.03.     Notification to Certificateholders.

(a)   Upon  any  termination  or  appointment  of a  successor  to the  Master
Servicer or any Servicer,  the Trust  Administrator  shall give prompt written notice thereof to the Sellers and the  Certificateholders  at their respective addresses  appearing in the Certificate  Register and to the Rating  Agencies,
or, as  applicable,  the Master  Servicer  shall give  prompt  written  notice thereof to the Trust Administrator.

(b)   Within two Business  Days after the  occurrence of any Event of Default, the  Trust  Administrator  shall  transmit  by  mail  to the  Sellers  and all
Certificateholders,  and the  Rating  Agencies  notice of each  such  Event of
Default  hereunder  known to the Trust  Administrator,  unless  such  Event of
Default shall have been cured or waived.

SECTION 8.04.     Waiver of Events of Default.

            The  Holders  representing  at least 66% of the  Voting  Rights of
Certificates  affected  by a default or Event of Default  hereunder  may waive any  default or Event of Default;  provided,  however,  that (a) a  default or
Event of Default under clause (g) of  Section 8.01 may be waived,  only by all of the Holders of  Certificates  affected by such  default or Event of Default and (b) no waiver  pursuant to this  Section 8.04  shall affect the Holders of
Certificates  in the manner set forth in  Section 12.01(b)(i),  (ii) or (iii).
Upon  any  such  waiver  of a  default  or Event  of  Default  by the  Holders representing  the  requisite  percentage  of  Voting  Rights  of  Certificates affected  by such  default  or  Event of  Default,  such  default  or Event of
Default  shall  cease to exist and  shall be  deemed  to have  been  cured and remedied  for every  purpose  hereunder.  No such waiver  shall  extend to any subsequent  or  other  default  or  Event  of  Default  or  impair  any  right consequent thereon except to the extent expressly so waived.

                                  ARTICLE IX

                            CONCERNING THE TRUSTEE

SECTION 9.01.     Duties of Trustee.

            The Trustee,  prior to the  occurrence  of an Event of Default and after the curing or waiver of all Events of  Default  that may have  occurred, undertakes  with  respect to the Trust Fund to  perform  such  duties and only such  duties  as are  specifically  set  forth in this  Agreement.  In case an
Event of Default of which a  Responsible  Officer  of the  Trustee  shall have actual knowledge has occurred and remains uncured,  the Trustee shall exercise such of the  rights  and powers  vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise,  as a prudent  person  would exercise or use under the  circumstances  in the conduct of such  person's own affairs.  Any  permissive  right of the  Trustee  set forth in this  Agreement shall not be construed as a duty.

            The  Trustee,  upon  receipt  of  all  resolutions,  certificates,
statements,   opinions,   reports,  documents,  orders  or  other  instruments
furnished  to the  Trustee  that are  specifically  required  to be  furnished pursuant to any  provision of this  Agreement  shall examine them to determine whether  they  conform to the  requirements  of this  Agreement.  The  Trustee shall have no duty to  recompute,  recalculate  or verify the  accuracy of any resolution,  certificate, statement, opinion, report, document, order or other instrument  so furnished to the Trustee.  If any such  instrument is found not to conform in any material respect to the requirements of this Agreement,  the
Trustee shall notify the  Certificateholders  of such  instrument in the event that the  Trustee,  after so  requesting,  does not  receive a  satisfactorily corrected instrument.

            No provision of this  Agreement  shall be construed to relieve the
Trustee  from  liability  for  its own  negligent  action,  its own  negligent failure to act or its own  misconduct,  its  negligent  failure to perform its obligations in compliance  with this  Agreement,  or any liability which would be  imposed  by reason of its  willful  misfeasance  or bad  faith;  provided, however, that:

(a)   prior to the  occurrence  of an Event of Default of which a  Responsible
Officer of the Trustee  shall have actual  knowledge,  and after the curing or of all such  Events  of  Default  that  may  have  occurred,  the  duties  and obligations  of  the  Trustee  shall  be  determined  solely  by  the  express provisions  of this  Agreement,  the Trustee  shall not be  personally  liable except for the performance of such duties and obligations as are  specifically set forth in this  Agreement,  no implied  covenants or  obligations  shall be read into this Agreement  against the Trustee and the Trustee may conclusively rely, as to the truth of the  statements  and the  correctness of the opinions expressed therein,  upon any certificates or opinions furnished to the Trustee and  conforming  to the  requirements  of this  Agreement  which it reasonably believed  in good faith to be genuine  and to have been duly  executed  by the proper authorities respecting any matters arising hereunder;

(b)   the  Trustee  shall not be  personally  liable for an error of  judgment made in good faith by a  Responsible  Officer or  Responsible  Officers of the
Trustee,  unless the Trustee was negligent in  ascertaining  or  investigating the pertinent facts;

(c)   the Trustee  shall not be  personally  liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in accordance with this  Agreement  at the  direction of the Holders of  Certificates  evidencing greater than 50% of the Voting Rights allocated to each Class of  Certificates relating to the time,  method and place of conducting  any  proceeding for any remedy  available to the Trustee,  or exercising any trust or power  conferred upon the Trustee, under this Agreement;

(d)   no provision of this  Agreement  shall  require the Trustee to expend or risk  its  own  funds  or  otherwise  incur  any  financial  liability  in the performance  of any of its duties  hereunder  or in the exercise of any of its rights  or powers if it shall  have  reasonable  grounds  for  believing  that repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured to it; and

(e)   the Trustee shall have no responsibility  for any act or omission of the
Trust  Administrator  or a Custodian,  it being understood and agreed that the
Trustee,  Trust  Administrator  and any Custodian are independent  contractors and not agents, partners or joint venturers.

            The Trustee shall not be deemed to have  knowledge of any Event of
Default or event which,  with notice or lapse of time,  or both,  would become an Event of Default,  unless a  Responsible  Officer of the Trustee shall have
received  written  notice  thereof  from  a  Servicer,   the  Depositor  or  a
Certificateholder,  or a Responsible  Officer of the Trustee has actual notice thereof,  and in the absence of such notice no provision  hereof requiring the taking of any action or the assumption of any duties or  responsibility by the
Trustee  following the occurrence of any Event of Default or event which, with notice or lapse of time or both,  would  become an Event of Default,  shall be effective as to the Trustee.

            The  Trustee  shall  have no duty  hereunder  with  respect to any complaint,  claim,  demand,  notice or other  document it may receive or which may be alleged to have been  delivered  to or served upon it by the parties as a consequence  of the  assignment of any Mortgage  Loan  hereunder;  provided, however,  that the Trustee  shall use its best  efforts to remit to the Master
Servicer or the related  Servicer upon receipt of any such  complaint,  claim, demand,  notice or other  document  (i) which is  delivered  to the  Corporate
Trust Office of the Trustee,  (ii) of which a  Responsible  Officer has actual knowledge,  and  (iii) which  contains  information  sufficient  to permit the
Trustee to make a determination  that the real property to which such document relates is a Mortgaged Property.

SECTION 9.02.     Certain Matters Affecting the Trustee.

(a)   Except as otherwise provided in Section 9.01:

(i)   the Trustee may request and rely upon and shall be  protected  in acting or refraining  from acting upon any resolution,  Officer's  Certificate, certificate of auditors,  Servicing  Officers or any other  certificate,
      statement,   instrument,  opinion,  report,  notice,  request,  consent, order,  appraisal,  bond or other paper or document believed by it to be genuine  and to have been  signed or  presented  by the proper  party or parties;

(ii)  the Trustee may consult with counsel,  financial advisors or accountants and any advice of such  Persons or any Opinion of Counsel  shall be full and  complete  authorization  and  protection  in  respect of any action taken or  suffered  or  omitted  by it  hereunder  in good  faith and in accordance with such advice or Opinion of Counsel;

(iii) the Trustee  shall be under no  obligation to exercise any of the trusts or powers  vested in it by this  Agreement or to  institute,  conduct or defend any  litigation  hereunder or in relation  hereto at the request, order or  direction  of any of the  Certificateholders  pursuant  to the provisions of this Agreement,  unless such Certificateholders shall have offered to the  Trustee  reasonable  security or  indemnity  against the costs,  expenses  and  liabilities  which  may be  incurred  therein  or thereby;  nothing contained herein shall,  however,  relieve the Trustee of the  obligation,  upon the occurrence of an Event of Default of which a Responsible  Officer of the Trustee shall have actual knowledge (which has not been  cured or  waived),  to  exercise  such of the  rights  and powers  vested in it by this  Agreement,  and to use the same  degree of care and skill in their  exercise as a prudent  person would exercise or use under the circumstances in the conduct of such person's own affairs;

(iv)  the  Trustee  shall  not be  personally  liable  for any  action  taken, suffered  or  omitted  by it in  good  faith  and  believed  by it to be authorized or within the  discretion or rights or powers  conferred upon it by this Agreement;

(v)   prior to the  occurrence of an Event of Default  hereunder and after the curing or waiver of all Events of Default  that may have  occurred,  the
      Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument, opinion,  report, notice,  request,  consent,  order, approval,  bond or other  paper  or  document,  unless  requested  in  writing  so to do by
      Holders  of  Certificates  evidencing  greater  than  50% of the  Voting
      Rights allocated to each Class of Certificates;  provided, however, that if the  payment  within a  reasonable  time to the Trustee of the costs, expenses  or  liabilities  likely to be  incurred by it in the making of such  investigation  is, in the opinion of the Trustee,  not  reasonably assured to the  Trustee by the  security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity  against such expense or liability as a condition to taking any such action;  the reasonable expense of every such investigation  shall be paid (A) by the
      Master  Servicer  or by the  applicable  Servicer in the event that such investigation  relates to an Event of Default by the Master  Servicer or by such  Servicer,  respectively,  if an Event of  Default by the Master
      Servicer or by such Servicer shall have occurred and is continuing,  and
      (B) otherwise by the Certificateholders requesting the investigation;

(vi)  the  Trustee  may  execute  any of the  trusts  or powers  hereunder  or perform any duties  hereunder either directly or by or through agents or attorneys and the Trustee shall not be  responsible  for any  misconduct or negligence on the part of any such agent or attorney  appointed  with due care;

(vii) the Trustee  shall not be required to expend its own funds or  otherwise incur any financial  liability in the  performance  of any of its duties hereunder  if it  shall  have  reasonable  grounds  for  believing  that repayment of such funds or adequate  indemnity against such liability is not assured to it;

(viii)      the Trustee shall not be liable for any loss on any  investment of funds pursuant to this Agreement; and

(ix)  the right of the Trustee to perform any  discretionary act enumerated in this  Agreement  shall not be construed as a duty, and the Trustee shall not be answerable  for other than its  negligence or willful  misconduct in the performance of such act.

(b)   All  rights  of  action  under  this  Agreement  or  under  any  of  the
Certificates,  enforceable  by the Trustee,  may be enforced by it without the possession of any of the Certificates,  or the production thereof at the trial or other proceeding relating thereto,  and any such suit, action or proceeding instituted  by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

SECTION 9.03.     Trustee Not Liable for Certificates or Mortgage Loans.

            The recitals  contained herein shall be taken as the statements of the  Depositor or the Master  Servicer or a Servicer,  as the case may be, and the  Trustee  assumes no  responsibility  for their  correctness.  The Trustee makes no  representations as to the validity or sufficiency of this Agreement, the  Certificates  or of any Mortgage  Loan or related  document or of MERS or the  MERS®  System.  The  Trustee  shall  not be  accountable  for  the use or application  by  the  Depositor,  the  Sellers,  the  Master  Servicer  or any
Servicers  of any funds paid to the  Depositor  or the Master  Servicer or any
Servicer in respect of the Mortgage  Loans or  deposited in or withdrawn  from the Certificate Account by the Depositor,  the Sellers, the Master Servicer or
the  Servicers.  The  Trustee  shall not be  responsible  for the  legality or
validity  of  this  Agreement  or  the  validity,   priority,   perfection  or
sufficiency  of the  security  for the  Certificates  issued or intended to be issued  hereunder.  The Trustee  shall have no  responsibility  for filing any financing or  continuation  statement  in any public  office at any time or to otherwise  perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

SECTION 9.04.     Trustee May Own Certificates.

            The Trustee in its  individual  or any other  capacity  may become the owner or pledgee of Certificates and may transact  business with the other parties  hereto and with their  Affiliates,  with the same  rights as it would have if it were not the Trustee.

SECTION 9.05.     Trustee's Fees and Expenses.

            The Trustee shall be  compensated  by the Trust  Administrator  as separately  agreed. The Trustee and any director,  officer,  employee or agent of the  Trustee  shall be  indemnified  by DLJMC  and held  harmless  (up to a maximum  of  $150,000)  against  any loss,  liability  or  expense  (including reasonable  attorney's fees and expenses)  (i) incurred in connection with any claim or legal action relating to (a) this  Agreement,  (b) the  Certificates, or (c) the  performance of any of the Trustee's duties  hereunder,  other than any loss,  liability or expense incurred by reason of willful misconduct,  bad faith  or  negligence  in the  performance  of any  of  the  Trustee's  duties hereunder  or  incurred  by reason of any action of the  Trustee  taken at the direction of the  Certificateholders  and (ii) resulting from any error in any tax or  information  return  prepared  by the Master  Servicer  or a Servicer.
Such  indemnity  shall  survive  the  termination  of  this  Agreement  or the resignation  or  removal  of  the  Trustee  hereunder.  Without  limiting  the foregoing,  the  Depositor  covenants and agrees,  except as otherwise  agreed upon in  writing by the  Depositor  and the  Trustee,  and except for any such expense,  disbursement or advance as may arise from the Trustee's  negligence, bad faith or willful  misconduct,  to pay or reimburse  the  Trustee,  for all reasonable  expenses,  disbursements  and  advances  incurred  or  made by the
Trustee  in  accordance  with any of the  provisions  of this  Agreement  with
respect  to:  (A)  the   reasonable   compensation   and  the   expenses   and
disbursements  of its counsel not associated  with the closing of the issuance
of  the   Certificates,   (B)  the  reasonable   compensation,   expenses  and
disbursements  of any accountant,  engineer or appraiser that is not regularly employed  by the  Trustee,  to the extent  that the  Trustee  must engage such persons to perform acts or services  hereunder  and (C) printing and engraving expenses in connection with preparing any Definitive  Certificates.  Except as otherwise  provided  herein,  the Trustee  shall not be entitled to payment or reimbursement  for any routine ongoing expenses incurred by the Trustee in the ordinary  course  of  its  duties  as  Trustee  hereunder  or  for  any  other expenses.  Anything in this Agreement to the contrary  notwithstanding,  in no event shall the Trustee be liable for special,  indirect or consequential loss or damage of any kind whatsoever  (including but not limited to lost profits), even if the Trustee has been advised of the  likelihood of such loss or damage and regardless of the form of action.

SECTION 9.06.     Eligibility Requirements for Trustee.

            The  Trustee  hereunder  shall at all  times be a  corporation  or association  organized and doing  business  under the laws of any state or the
United  States of America,  authorized  under such laws to exercise  corporate trust powers,  having ratings on its long term debt obligations at the time of such  appointment  in at least  the  third  highest  rating  category  by both
Moody's and S&P (provided  that if such rating is in the third highest  rating category of S&P, the Trustee  shall also have a short-term  rating from S&P of
A-1) or such  lower  ratings as will not cause  Moody's or S&P to lower  their then current  ratings of the Class A  Certificates  (other than the  Class 5-X and Residual Certificates),  having a combined capital and surplus of at least
$50,000,000  and subject to  supervision  or  examination  by federal or state authority.  If such corporation or association  publishes reports of condition at least  annually,  pursuant to law or to the  requirements  of the aforesaid
supervising   or   examining   authority,   then  for  the  purposes  of  this
Section 9.06   the  combined  capital  and  surplus  of  such  corporation  or association  shall be deemed to be its  combined  capital  and  surplus as set forth in its most recent  report of  condition  so  published.  In case at any time the Trustee shall cease to be eligible in accordance  with the provisions of this  Section 9.06,  the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.

SECTION 9.07.     Resignation and Removal of Trustee.

            The  Trustee  may at any time  resign and be  discharged  from the trusts  hereby  created by (a) giving  written  notice of  resignation  to the
Depositor,  DLJMC, the Trust Administrator,  the Master Servicer,  the Special
Servicer  and the  Servicers  and by mailing  notice of  resignation  by first class mail,  postage  prepaid,  to the  Certificateholders  at their addresses appearing on the Certificate  Register,  and to the Rating Agencies,  not less than 60 days  before  the date  specified  in such  notice  when,  subject  to
Section 9.08,  such  resignation is to take effect,  and  (b) acceptance  by a successor trustee in accordance with Section 9.08  meeting the  qualifications set forth in Section 9.06.

            If  at  any  time  the  Trustee  shall  cease  to be  eligible  in accordance  with the  provisions  of  Section 9.06  hereof  and shall  fail to resign after written request  thereto by the Depositor,  or if at any time the
Trustee shall become  incapable of acting,  or shall be adjudged a bankrupt or insolvent,  or a  receiver  of  the  Trustee  or  of  its  property  shall  be appointed,  or any public  officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation,  conservation or  liquidation  or  if  the  Trustee  breaches  any  of  its  obligations  or representations  hereunder,  then the  Depositor  may remove the  Trustee  and appoint a successor trustee by written instrument,  in duplicate,  one copy of which  instrument  shall  be  delivered  to the  Trustee  and one  copy to the successor  trustee.  The  Trustee  may  also  be  removed  at any  time by the
Holders of  Certificates  evidencing  not less than 50% of the  Voting  Rights evidenced  by the  Certificates.  Notice of any  removal  of the  Trustee  and acceptance  of  appointment  by the  successor  trustee  shall be given to the
Rating Agencies by the Depositor.

            If no  successor  trustee  shall have been so  appointed  and have accepted  appointment  within  30 days  after  the  giving  of such  notice of resignation or receipt of a notice of removal,  the resigning  Trustee may, at the Trust Fund's  expense,  petition any court of competent  jurisdiction  for the appointment of a successor trustee.

            Any  resignation  or removal of the Trustee and  appointment  of a successor  trustee  pursuant  to any of the  provisions  of this  Section 9.07 shall  become  effective  upon  acceptance  of  appointment  by the  successor trustee as provided in Section 9.08 hereof.

SECTION 9.08.     Successor Trustee.

            Any  successor  trustee  appointed  as  provided  in  Section 9.07 hereof shall  execute,  acknowledge  and deliver to the  Depositor  and to its predecessor  trustee an instrument  accepting such  appointment  hereunder and thereupon the resignation or removal of the  predecessor  trustee shall become effective  and such  successor  trustee,  without  any  further  act,  deed or conveyance,  shall become fully vested with all the rights, powers, duties and obligations  of  its  predecessor  hereunder,  with  the  like  effect  as  if originally  named as  trustee  herein.  The  Depositor,  upon  receipt  of all amounts  due it  hereunder,  and the  predecessor  trustee  shall  execute and deliver  such  instruments  and do such  other  things  as may  reasonably  be required for more fully and certainly  vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

            No successor trustee shall accept  appointment as provided in this
Section 9.08  unless at the time of such  acceptance  such  successor  trustee shall  be  eligible  under  the  provisions  of  Section 9.06  hereof  and its acceptance  shall  not  adversely  affect  the  then  current  rating  of  the
Certificates.

            Upon acceptance of appointment by a successor  trustee as provided in this  Section 9.08,  the Depositor  shall mail notice of the  succession of such trustee  hereunder to all Holders of  Certificates  at their addresses as shown  in the  Certificate  Register.  If the  Depositor  fails  to mail  such notice  within ten days  after  acceptance  of  appointment  by the  successor trustee,  the  successor  trustee  shall cause such notice to be mailed at the expense of the Depositor.

SECTION 9.09.     Merger or Consolidation of Trustee.

            Any Person into which the Trustee  may be merged or  converted  or with which it may be  consolidated  or any Person  resulting  from any merger, conversion  or  consolidation  to which the Trustee  shall be a party,  or any
Person  succeeding  to the business of the Trustee,  shall be the successor of the Trustee  hereunder,  provided that such Person shall be eligible under the provisions  of  Section 9.06  hereof  without the  execution  or filing of any paper  or  further  act on the  part of any of the  parties  hereto,  anything herein to the contrary notwithstanding.

SECTION 9.10.     Appointment of Co-Trustee or Separate Trustee.

            Notwithstanding  any other  provisions of this  Agreement,  at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction in which any part of the Trust Fund or property  securing  any  Mortgage  Note may at the  time be  located,  the  Master  Servicer  and the  Trustee  acting jointly shall have the power and shall execute and deliver all  instruments to appoint one or more Persons  approved by the Trustee to act as  co-trustee  or co-trustees  jointly  with  the  Trustee,  or  separate  trustee  or  separate trustees,  of all or any part of the Trust Fund, and to vest in such Person or
Persons,   in  such   capacity   and  for  the   benefit  of  the   applicable
Certificateholders,  such title to the Trust Fund, or any part  thereof,  and, subject to the other  provisions of this  Section 9.10,  such powers,  duties, obligations,  rights and trusts as the Master  Servicer  and the  Trustee  may consider  necessary  or  desirable.  If the  Master  Servicer  shall  not have joined in such  appointment  within  fifteen days after the receipt by it of a request to do so, or in the case an Event of Default  shall have  occurred and
be  continuing,   the  Trustee  alone  shall  have  the  power  to  make  such appointment.  No co-trustee or separate  trustee  hereunder  shall be required to meet the terms of  eligibility  as a successor  trustee under  Section 9.06 and no notice to  Certificateholders  of the  appointment of any co-trustee or separate trustee shall be required under Section 9.08.

            Every  separate  trustee  and  co-trustee  shall,  to  the  extent permitted by law, be  appointed  and act subject to the  following  provisions and conditions:

(a)   all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee,  except for any obligation of the Trustee under this Agreement to advance  funds on  behalf  of the  Master  Servicer  or a  Servicer,  shall be conferred or imposed  upon and  exercised or performed by the Trustee and such separate  trustee  or  co-trustee  jointly  (it  being  understood  that  such separate  trustee or co-trustee is not  authorized to act  separately  without the Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction  in which any  particular act or acts are to be performed by the  Trustee  (whether  as Trustee  hereunder  or as  successor  to the Master
Servicer or a Servicer),  the Trustee shall be  incompetent  or unqualified to perform  such act or acts,  in which  event such  rights,  powers,  duties and obligations  (including  the holding of title to the Trust Fund or any portion thereof in any such  jurisdiction)  shall be exercised and performed singly by such  separate  trustee  or  co-trustee,  but solely at the  direction  of the
Trustee;

(b)   no trustee  hereunder shall be held  personally  liable by reason of any act or omission of any other trustee hereunder; and

(c)   the Master  Servicer  and the  Trustee  acting  jointly  may at any time accept the resignation of or remove any separate trustee or co-trustee.

            Any notice,  request or other  writing  given to the Trustee shall be  deemed  to have  been  given to each of the  then  separate  trustees  and co-trustees,  as  effectively  as if given to each of them.  Every  instrument appointing  any separate  trustee or co-trustee  shall refer to this Agreement and the conditions of this Article IX. Each separate  trustee and  co-trustee, upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified in its instrument of  appointment,  either jointly with the  Trustee or  separately,  as may be provided  therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this
Agreement  relating  to  the  conduct  of,  affecting  the  liability  of,  or affording  protection to, the Trustee.  Every such  instrument  shall be filed with the  Trustee  and a copy  thereof  given to the  Master  Servicer  or the
Servicers and the Depositor.

            Any separate  trustee or co-trustee  may, at any time,  constitute the Trustee its agent or attorney-in-fact,  with full power and authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. The Trust  Administrator  shall not be  responsible  for all action or  inaction  of any  separate  trustee or co-trustee.  If any separate trustee or co-trustee shall die, become incapable of acting,  resign or be  removed,  all of its  estates,  properties,  rights, remedies and trusts  shall vest in and be  exercised  by the  Trustee,  to the extent  permitted  by  law,  without  the  appointment  of a new or  successor trustee.

SECTION 9.11.     Office of the Trustee.

            The office of the Trustee  for  purposes of receipt of notices and demands is the Corporate Trust Office.

                                    ARTICLE X

                      CONCERNING THE TRUST ADMINISTRATOR

SECTION 10.01.    Duties of Trust Administrator.

            The Trust  Administrator,  prior to the  occurrence of an Event of
Default of which a Responsible  Officer of the Trust  Administrator shall have actual  knowledge and after the curing or waiver of all Events of Default that may have occurred,  undertakes  with respect to the Trust Fund to perform such duties and only such duties as are  specifically  set forth in this Agreement.
In case an Event  of  Default  of which a  Responsible  Officer  of the  Trust
Administrator  shall have actual  knowledge has occurred and remains  uncured, the Trust  Administrator  shall  exercise such of the rights and powers vested in it by this  Agreement,  and use the same  degree of care and skill in their exercise,  as a prudent person would  exercise or use under the  circumstances in the conduct of such  person's  own  affairs.  Any  permissive  right of the
Trust  Administrator  set forth in this Agreement  shall not be construed as a duty.

            The  Trust   Administrator,   upon  receipt  of  all  resolutions,
certificates,  statements,  opinions,  reports,  documents,  orders  or  other instruments  furnished  to  the  Trust  Administrator  that  are  specifically required to be furnished  pursuant to any  provision of this  Agreement  shall examine them to determine  whether  they conform to the  requirements  of this
Agreement.   The  Trust   Administrator  shall  have  no  duty  to  recompute,
recalculate or verify the accuracy of any resolution,  certificate, statement, opinion,  report,  document,  order or other  instrument  so  furnished to the
Trust  Administrator.  If any such  instrument  is found not to conform in any
material   respect  to  the   requirements  of  this   Agreement,   the  Trust
Administrator  shall notify the  Certificateholders  of such instrument in the event that the Trust  Administrator,  after so requesting,  does not receive a satisfactorily corrected instrument.

            No provision of this  Agreement  shall be construed to relieve the
Trust  Administrator  from  liability  for its own negligent  action,  its own negligent  failure  to act or its own  misconduct,  its  negligent  failure to perform its obligations in compliance  with this  Agreement,  or any liability which  would be imposed  by reason of its  willful  misfeasance  or bad faith;
provided, however, that:

(a)   prior to the  occurrence  of an Event of Default of which a  Responsible
Officer of the Trust Administrator shall have actual knowledge,  and after the curing or of all such  Events of Default  that may have  occurred,  the duties and obligations of the Trust  Administrator  shall be determined solely by the express  provisions of this Agreement,  the Trust  Administrator  shall not be personally  liable except for the  performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants  or obligations shall be read into this Agreement against the Trust  Administrator and the Trust  Administrator  may  conclusively  rely,  as to the truth of the statements and the  correctness of the opinions  expressed  therein,  upon any certificates or opinions  furnished to the Trust  Administrator and conforming to the  requirements  of this Agreement  which it reasonably  believed in good faith to be genuine and to have been duly  executed by the proper  authorities respecting any matters arising hereunder;

(b)   the Trust  Administrator  shall not be personally liable for an error of judgment made in good faith by a Responsible  Officer or Responsible  Officers of the Trust  Administrator,  unless the Trust  Administrator was negligent in ascertaining or investigating the pertinent facts;

(c)   the Trust  Administrator  shall not be personally liable with respect to any  action  taken,  suffered  or  omitted  to be taken by it in good faith in accordance  with  this  Agreement  or at  the  direction  of  the  Holders  of
Certificates  evidencing  greater than 50% of the Voting  Rights  allocated to each  Class of  Certificates  relating  to  the  time,  method  and  place  of
conducting   any   proceeding   for  any   remedy   available   to  the  Trust
Administrator,  or  exercising  any  trust or power  conferred  upon the Trust
Administrator, under this Agreement; and

(d)   no provision of this Agreement shall require the Trust  Administrator to expend or risk its own funds or  otherwise  incur any  financial  liability in the  performance  of any of its duties  hereunder or in the exercise of any of its rights or powers if it shall have  reasonable  grounds for believing  that repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

            The  Trust  Administrator  shall  have no  duty  (A) to see to any recording,  filing or depositing of this  Agreement or any agreement  referred to herein or any financing  statement or continuation  statement  evidencing a security interest, or to see to the maintenance of any such recording,  filing or depositing or to any rerecording,  refiling or redepositing of any thereof,
(B) to see to any insurance,  or (C) to see to the payment or discharge of any tax,  assessment or other  governmental  charge or any lien or  encumbrance of any kind owing with respect to,  assessed or levied  against,  any part of the
Trust Fund other than from funds available in the Certificate Account.

            Except  with  respect to an Event of Default  described  in clause
(a) of  Section 8.01,  the  Trust  Administrator  shall  not be deemed to have knowledge  of any Event of Default  or event  which,  with  notice or lapse of time, or both, would become an Event of Default,  unless a Responsible Officer of the Trust  Administrator  shall have received  written  notice thereof from the Master Servicer or a Servicer, the Depositor,  or a Certificateholder,  or
a Responsible  Officer of the Trust  Administrator  has actual notice thereof, and in the absence of such notice no provision  hereof requiring the taking of any  action or the  assumption  of any duties or  responsibility  by the Trust
Administrator  following  the  occurrence  of any  Event of  Default  or event which,  with  notice  or  lapse  of time or  both,  would  become  an Event of
Default, shall be effective as to the Trust Administrator.

            The Trust  Administrator shall have no duty hereunder with respect to any complaint,  claim,  demand,  notice or other document it may receive or which may be  alleged  to have  been  delivered  to or  served  upon it by the parties as a consequence  of the  assignment  of any Mortgage Loan  hereunder;
provided,  however, that the Trust Administrator shall use its best efforts to remit  to the  Master  Servicer  or the  Servicer  upon  receipt  of any  such complaint,  claim, demand,  notice or other document (i) which is delivered to the  Corporate  Trust  Office  of the  Trust  Administrator,  (ii) of  which a
Responsible   Officer  has  actual   knowledge,   and   (iii) which   contains
information   sufficient  to  permit  the  Trust   Administrator   to  make  a
determination  that the real  property  to which  such  document  relates is a
Mortgaged Property.

SECTION 10.02.    Certain Matters Affecting the Trust Administrator.

(a)   Except as otherwise provided in Section 10.01:

(i)   the  Trust  Administrator  may  request  and  rely  upon  and  shall  be protected  in acting or  refraining  from  acting  upon any  resolution,
      Officer's  Certificate,  certificate of auditors,  Servicing Officers or any other certificate,  statement,  instrument, opinion, report, notice, request,  consent,  order,  appraisal,  bond or other  paper or document believed  by it to be genuine and to have been  signed or  presented  by the proper party or parties;

(ii)  the Trust Administrator may consult with counsel,  financial advisors or accountants  and any advice of such Persons or opinion of counsel  shall be full and  complete  authorization  and  protection  in respect of any action  taken or suffered or omitted by it  hereunder  in good faith and in accordance with such advice or opinion of counsel;

(iii) the Trust  Administrator shall be under no obligation to exercise any of the trusts or powers  vested in it by this  Agreement  or to  institute, conduct or defend any litigation  hereunder or in relation hereto at the request,  order or direction of any of the  Certificateholders  pursuant to the  provisions  of this  Agreement,  unless such  Certificateholders shall have  offered to the Trust  Administrator  reasonable  security or indemnity  against  the costs,  expenses  and  liabilities  which may be incurred therein or thereby;  nothing  contained herein shall,  however, relieve the Trust  Administrator of the obligation,  upon the occurrence of an Event of  Default  of which a  Responsible  Officer  of the  Trust
      Administrator  shall have actual  knowledge (which has not been cured or waived),  to exercise such of the rights and powers vested in it by this
      Agreement,  and to use the  same  degree  of care  and  skill  in  their
      exercise  as  a  prudent   person  would   exercise  or  use  under  the
      circumstances in the conduct of such person's own affairs;

(iv)  the Trust  Administrator  shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the  discretion or rights or powers  conferred upon it by this Agreement;

(v)   prior to the  occurrence of an Event of Default  hereunder and after the curing or waiver of all Events of Default  that may have  occurred,  the
      Trust  Administrator  shall not be bound to make any investigation  into the facts or matters stated in any resolution,  certificate,  statement, instrument,  opinion, report, notice, request, consent, order, approval, bond or other paper or  document,  unless  requested in writing so to do by Holders of  Certificates  evidencing  greater  than 50% of the Voting
      Rights allocated to each Class of Certificates;  provided, however, that if the payment within a reasonable  time to the Trust  Administrator  of the costs,  expenses or  liabilities  likely to be incurred by it in the
      making  of  such   investigation   is,  in  the  opinion  of  the  Trust
      Administrator,  not reasonably assured to the Trust Administrator by the security  afforded  to it by the  terms  of this  Agreement,  the  Trust
      Administrator may require  reasonable  indemnity against such expense or liability  as a  condition  to taking any such  action;  the  reasonable expense  of every  such  investigation  shall be paid (A) by the  Master
      Servicer  or  by  the  applicable   Servicer  in  the  event  that  such
      investigation  relates to an Event of Default by the Master  Servicer or by such  Servicer,  respectively,  if an Event of  Default by the Master
      Servicer or such  Servicer  shall have occurred and is  continuing,  and
      (B) otherwise by the Certificateholders requesting the investigation;

(vi)  the  Trust  Administrator  may  execute  any of  the  trusts  or  powers hereunder  or perform  any duties  hereunder  either  directly  or by or through  agents or attorneys  and the Trust  Administrator  shall not be responsible  for any  misconduct  or  negligence on the part of any such agent or attorney appointed with due care;

(vii) the Trust  Administrator  shall not be  required to expend its own funds or otherwise incur any financial  liability in the performance of any of its duties  hereunder if it shall have reasonable  grounds for believing that  repayment  of  such  funds  or  adequate  indemnity  against  such liability is not assured to it;

(viii)      the Trust  Administrator  shall not be liable  for any loss on any investment  of funds  pursuant to this  Agreement  except as provided in
      Section 3.05(e);

(ix)  the right of the Trust  Administrator to perform any  discretionary  act enumerated in this  Agreement  shall not be construed as a duty, and the
      Trust   Administrator  shall  not  be  answerable  for  other  than  its negligence or willful misconduct in the performance of such act; and

(x)   The  Trust  Administrator  shall  not be  required  to give  any bond or surety in respect of the  execution of the Trust Fund created  hereby or the powers granted hereunder.

(b)   All  rights  of  action  under  this  Agreement  or  under  any  of  the
Certificates,  enforceable by the Trust  Administrator,  may be enforced by it without the possession of any of the Certificates,  or the production  thereof at the trial or other proceeding  relating thereto,  and any such suit, action or proceeding  instituted by the Trust  Administrator  shall be brought in its name for the benefit of all the Holders of such  Certificates,  subject to the provisions of this Agreement.

SECTION 10.03.    Trust Administrator Not Liable for Certificates or Mortgage
                              Loans.

            The recitals  contained herein shall be taken as the statements of the  Depositor or the Master  Servicer or a Servicer,  as the case may be, and the Trust Administrator  assumes no responsibility for their correctness.  The
Trust   Administrator   makes  no   representations  as  to  the  validity  or
sufficiency of this  Agreement,  the  Certificates  or of any Mortgage Loan or
related  document.  The Trust  Administrator  shall not be accountable for the use or application by the Depositor,  the Sellers,  the Master Servicer or the
Servicers  of any funds paid to the  Depositor  or the Master  Servicer or any
Servicer in respect of the Mortgage  Loans or  deposited in or withdrawn  from the Certificate Account by the Depositor,  the Sellers, the Master Servicer or
the  Servicers.  The  Trust  Administrator  shall not be  responsible  for the legality or validity of this Agreement or the validity,  priority,  perfection or sufficiency of the security for the  Certificates  issued or intended to be issued hereunder.  The Trust  Administrator  shall have no responsibility  for filing any  financing or  continuation  statement in any public  office at any time or to  otherwise  perfect or maintain  the  perfection  for any  security interest or lien granted to it hereunder or to record this Agreement.

SECTION 10.04.    Trust Administrator May Own Certificates.

            The Trust  Administrator  in its  individual or any other capacity may become the owner or pledgee  of  Certificates  with the same  rights as it would have if it were not the Trust Administrator.

SECTION 10.05.    Trust Administrator's Fees and Expenses.

            As   compensation   for  its   services   hereunder,   the   Trust
Administrator  shall be entitled  to the  investment  income or other  benefit
derived   from   balances   in   the   Certificate    Account    pursuant   to
Section 3.05(e) (the  "Trust  Administrator Fee"). The Trust Administrator and
any director,  officer,  employee or agent of the Trust Administrator shall be indemnified  by DLJMC (or if DLJMC shall fail to do so, by the Trust) and held
harmless  against  any  loss,  liability  or  expense  (including   reasonable
attorney's  fees and expenses)  (i) incurred  in connection  with any claim or legal action relating to (a) this  Agreement,  (b) the  Certificates,  (c) the
Custodial   Agreement,   or   (d) the   performance   of  any  of  the   Trust
Administrator's duties hereunder or under the Custodial Agreement,  other than any loss, liability or expense incurred by reason of willful misfeasance,  bad faith or negligence  in the  performance  of any of the Trust  Administrator's
duties   hereunder   or  incurred  by  reason  of  any  action  of  the  Trust
Administrator   taken  at  the   direction  of  the   Certificateholders   and
(ii) resulting  from any error in any tax or  information  return  prepared by the  Master  Servicer  or a  Servicer;  provided,  however,  that  the  sum of
(x) such  indemnity  amounts  payable  by  DLJMC  or the  Trust  to the  Trust
Administrator  pursuant to this  Section 10.05  and (y) the  indemnity amounts
payable  by  DLJMC  or  the  Trust  to  the  Master   Servicer   pursuant   to
Section 3.14(c),  shall not exceed $200,000 per year; provided,  further, that any amounts not payable by DLJMC or the Trust to the Trust  Administrator  due
to the  preceding  proviso  shall be payable by DLJMC (or if DLJMC fails to do so, by the Trust) in any succeeding  year,  subject to the aggregate  $200,000 per annum limitation  imposed by the preceding  proviso.  Such indemnity shall survive the  termination  of this  Agreement or the  resignation or removal of the Trust Administrator hereunder.  Without limiting the foregoing,  DLJMC (or if DLJMC fails to do so, the Trust) shall,  except as otherwise agreed upon in writing  by  DLJMC  and the  Trust  Administrator,  and  except  for any  such expense,  disbursement or advance as may arise from the Trust  Administrator's negligence,  bad  faith or  willful  misconduct,  pay or  reimburse  the Trust
Administrator  (up to a maximum of  $150,000),  for all  reasonable  expenses, disbursements  and  advances  incurred or made by the Trust  Administrator  in accordance  with any of the  provisions of this Agreement with respect to: (A)
the reasonable  compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the  Certificates,  (B) the
reasonable  compensation,   expenses  and  disbursements  of  any  accountant,
engineer  or  appraiser   that  is  not   regularly   employed  by  the  Trust
Administrator,  to the extent  that the Trust  Administrator  must engage such persons to perform acts or services  hereunder  and (C) printing and engraving
expenses  in  connection  with  preparing  any  Definitive  Certificates.   In
addition,  DLJMC  (or  if  DLJMC  fails  to do so,  the  Trust)  shall  pay or reimburse  the Trust  Administrator  for  recertification  fees required to be paid by the Trust Administrator  pursuant to the Custodial  Agreement.  Except as otherwise  provided herein, the Trust  Administrator  shall not be entitled to payment or reimbursement  for any routine ongoing expenses  incurred by the
Trust   Administrator   in  the  ordinary   course  of  its  duties  as  Trust
Administrator,  Registrar,  Tax  Matters  Person  or Paying  Agent  hereunder.
Anything in this Agreement to the contrary notwithstanding,  in no event shall the Trust Administrator be liable for special,  indirect or consequential loss or damage of any kind whatsoever  (including but not limited to lost profits), even if the Trust  Administrator  has been advised of the  likelihood  of such loss or damage and regardless of the form of action.

SECTION 10.06.    Eligibility Requirements for Trust Administrator.

            The  Trust  Administrator  hereunder  shall at all times be (a) an institution  the  deposits  of which are fully  insured  by the FDIC and (b) a corporation  or banking  association  organized and doing  business  under the laws of any state or the United States of America,  authorized under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least  $50,000,000  and subject to supervision or examination by federal or state authority and (c) with  respect to every  successor Trust  Administrator hereunder an institution  the long-term  unsecured  debt  obligations of which are rated at least Baa3 or better by  Moody's  and BBB or better by S&P unless the failure of the Trust Administrator's  long-term unsecured debt obligations to  have  such  ratings  would  not  result  in the  lowering  of the  ratings originally  assigned to any  Class of  Certificates.  If such  corporation  or
banking  association   publishes  reports  of  condition  at  least  annually,
pursuant  to law or to  the  requirements  of  the  aforesaid  supervising  or examining authority,  then for the purposes of this Section 10.06 the combined capital and surplus of such  corporation or association  shall be deemed to be its  combined  capital and  surplus as set forth in its most recent  report of condition  so  published.  In case at any time the Trust  Administrator  shall cease to be eligible in accordance with the provisions of this  Section 10.06, the Trust  Administrator  shall resign  immediately in the manner and with the effect specified in Section 10.07 hereof.

SECTION 10.07.    Resignation and Removal of Trust Administrator.

            The Trust  Administrator  may at any time resign and be discharged from the trusts hereby created by (a) giving  written notice of resignation to the Depositor,  the Sellers,  the Trustee,  the Master  Servicer,  the Special
Servicer  and the  Servicers  and by mailing  notice of  resignation  by first class mail,  postage  prepaid,  to the  Certificateholders  at their addresses appearing on the Certificate  Register,  and to the Rating Agencies,  not less than 60 days  before  the date  specified  in such  notice  when,  subject  to
Section 10.08,  such resignation is to take effect,  and  (b) acceptance  by a successor trust  administrator  in accordance with  Section 10.08  meeting the qualifications set forth in Section 10.06.

            If at any time the Trust  Administrator shall cease to be eligible in accordance  with the provisions of  Section 10.06  hereof and shall fail to resign after written request  thereto by the Depositor,  or if at any time the
Trust  Administrator  shall become incapable of acting, or shall be adjudged a bankrupt  or  insolvent,  or a receiver of the Trust  Administrator  or of its property  shall be  appointed,  or any public  officer  shall  take  charge or control of the Trust  Administrator  or of its  property  or  affairs  for the purpose  of  rehabilitation,  conservation  or  liquidation  or if  the  Trust
Administrator  breaches any of its obligations or  representations  hereunder, then the Depositor may remove the Trust  Administrator and appoint a successor trust  administrator by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trust  Administrator  and one copy to the successor trust  administrator.  The Trust  Administrator  may also be removed at any time by the Trustee or the Holders of Certificates  evidencing not less than 50% of the Voting  Rights  evidenced by the  Certificates.  Notice of any removal  of the Trust  Administrator  and  acceptance  of  appointment  by the successor  trust  administrator  shall be given to the Rating  Agencies by the
Depositor.

            If no successor trust  administrator  shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of  resignation  or  receipt  of a notice  of  removal,  the  resigning  Trust
Administrator  may,  at the  Trust  Fund's  expense,  petition  any  court  of competent jurisdiction for the appointment of a successor trust administrator.

            Notwithstanding  the foregoing,  if the Master  Servicer shall for any reason no longer be Master Servicer  hereunder,  at DLJMC's  request,  the
Trust  Administrator  shall resign,  upon the selection and  appointment  of a
successor  trust  administrator   meeting  the  qualifications  set  forth  in
Section 10.06.

            Any  resignation  or  removal  of  the  Trust   Administrator  and
appointment  of a  successor  trust  administrator  pursuant  to  any  of  the provisions of this  Section 10.07  shall become  effective upon  acceptance of appointment by the successor trust  administrator as provided in Section 10.08 hereof.

SECTION 10.08.    Successor Trust Administrator.

            Any  successor  trust  administrator   appointed  as  provided  in
Section 10.07  hereof shall execute,  acknowledge and deliver to the Depositor and to its  predecessor  trust  administrator  an  instrument  accepting  such appointment  hereunder  and  thereupon  the  resignation  or  removal  of  the predecessor  trust  administrator  shall become  effective and such  successor trust  administrator,  without  any further  act,  deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor  hereunder,  with the like effect as if  originally  named as
Trust  Administrator  herein.  The Depositor,  upon receipt of all amounts due it  hereunder,  and the  predecessor  trust  administrator  shall  execute and deliver  such  instruments  and do such  other  things  as may  reasonably  be required for more fully and certainly  vesting and confirming in the successor trust administrator all such rights, powers, duties, and obligations.

            No  successor  trust  administrator  shall accept  appointment  as provided  in this  Section 10.08  unless at the time of such  acceptance  such successor  trust  administrator  shall be  eligible  under the  provisions  of
Section 10.06  hereof and its acceptance  shall not adversely  affect the then current rating of the Certificates.

            Upon acceptance of appointment by a successor trust  administrator as  provided in this  Section 10.08,  the  Depositor  shall mail notice of the
succession   of  such  trust   administrator   hereunder  to  all  Holders  of
Certificates at their addresses as shown in the Certificate  Register.  If the
Depositor  fails to mail such  notice  within  ten days  after  acceptance  of
appointment  by  the  successor  trust  administrator,   the  successor  trust
administrator  shall  cause  such  notice to be mailed at the  expense  of the
Depositor.

SECTION 10.09.    Merger or Consolidation of Trust Administrator.

            Any  Person  into which the Trust  Administrator  may be merged or converted or with which it may be  consolidated  or any Person  resulting from any  merger,  conversion  or  consolidation  to which the Trust  Administrator shall be a party,  or any  Person  succeeding  to the  business  of the  Trust
Administrator,  shall be the successor of the Trust  Administrator  hereunder,
provided  that  such  Person  shall  be  eligible   under  the  provisions  of
Section 10.06  hereof  without the execution or filing of any paper or further act on the part of any of the parties hereto,  anything herein to the contrary notwithstanding.

SECTION 10.10.    Appointment of Co-Trust Administrator or Separate Trust
                              Administrator.

            Notwithstanding  any other  provisions of this  Agreement,  at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction in which any part of the Trust Fund or property  securing  any  Mortgage  Note may at the time be located,  the Master  Servicer and the Trust  Administrator acting  jointly  shall  have the power  and  shall  execute  and  deliver  all
instruments   to  appoint   one  or  more   Persons   approved  by  the  Trust
Administrator  to act as co-trust  administrator  or  co-trust  administrators jointly  with the Trust  Administrator,  or separate  trust  administrator  or separate  trust  administrators,  of all or any part of the Trust Fund, and to vest in such Person or Persons,  in such  capacity  and for the benefit of the applicable  Certificateholders,  such  title to the  Trust  Fund,  or any part thereof,  and,  subject to the other  provisions of this  Section 10.10,  such powers, duties, obligations,  rights and trusts as the Master Servicer and the
Trust  Administrator  may  consider  necessary  or  desirable.  If the  Master
Servicer shall not have joined in such  appointment  within fifteen days after the  receipt  by it of a request  to do so, or in the case an Event of Default shall have occurred and be  continuing,  the Trust  Administrator  alone shall have  the  power  to make  such  appointment.  No  co-trust  administrator  or separate trust administrator  hereunder shall be required to meet the terms of eligibility as a successor  trust  administrator  under  Section 10.06  and no notice to Certificateholders of the appointment of any co-trust  administrator or separate trust administrator shall be required under Section 10.08.

            Every  separate  trust  administrator  and co-trust  administrator shall,  to the extent  permitted by law, be  appointed  and act subject to the following provisions and conditions:

(a)   all rights,  powers,  duties and  obligations  conferred or imposed upon the Trust Administrator,  except for any obligation of the Trust Administrator under this Agreement to advance funds on behalf of the Master  Servicer or the
Servicer,  shall be conferred  or imposed  upon and  exercised or performed by the Trust  Administrator  and such separate  trust  administrator  or co-trust
administrator   jointly  (it  being   understood   that  such  separate  trust
administrator  or co-trust  administrator  is not authorized to act separately without  the Trust  Administrator  joining in such act),  except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts
are  to  be   performed   by  the  Trust   Administrator   (whether  as  Trust
Administrator  hereunder  or as  successor  to  the  Master  Servicer  or  the
Servicer),  the Trust  Administrator  shall be  incompetent  or unqualified to perform  such act or acts,  in which  event such  rights,  powers,  duties and obligations  (including  the holding of title to the Trust Fund or any portion thereof in any such  jurisdiction)  shall be exercised and performed singly by such separate trust  administrator  or co-trust  administrator,  but solely at the direction of the Trust Administrator;

(b)   no trust  administrator  hereunder  shall be held  personally  liable by reason of any act or omission of any other trust administrator hereunder; and

(c)   the Master  Servicer and the Trust  Administrator  acting jointly may at any time accept the resignation of or remove any separate trust  administrator or co-trust administrator.

            Any  notice,   request  or  other   writing  given  to  the  Trust
Administrator  shall be deemed to have been given to each of the then separate trust administrators and co-trust  administrators,  as effectively as if given
to  each  of  them.   Every   instrument   appointing   any   separate   trust
administrator or co-trust  administrator shall refer to this Agreement and the conditions of this Article X. Each separate trust  administrator  and co-trust administrator,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or  property  specified  in its  instrument  of  appointment, either jointly with the Trust Administrator or separately,  as may be provided therein,  subject  to all  the  provisions  of  this  Agreement,  specifically including  every  provision  of this  Agreement  relating  to the  conduct of,
affecting   the  liability   of,  or  affording   protection   to,  the  Trust
Administrator.   Every  such   instrument   shall  be  filed  with  the  Trust
Administrator  and a  copy  thereof  given  to  the  Master  Servicer  or  the
Servicers and the Depositor.

            Any separate trust  administrator or co-trust  administrator  may,
at  any   time,   constitute   the   Trust   Administrator,   its   agent   or
attorney-in-fact,  with full power and authority, to the extent not prohibited by law,  to do any lawful act under or in  respect  of this  Agreement  on its behalf and in its name. The Trust  Administrator  shall not be responsible for any  action or  inaction  of any  separate  Trust  Administrator  or  Co-Trust
Administrator.  If any separate trust administrator or co-trust  administrator shall die,  become  incapable  of  acting,  resign or be  removed,  all of its estates,  properties,  rights,  remedies  and  trusts  shall  vest  in  and be exercised by the Trust Administrator,  to the extent permitted by law, without the appointment of a new or successor trust administrator.

SECTION 10.11.    Office of the Trust Administrator.

            The office of the Trust  Administrator  for purposes of receipt of notices and demands is the Corporate Trust Office.

SECTION 10.12.    Tax Return.

            The Master Servicer and each Servicer,  upon request, will furnish the Trust  Administrator  with all such  information  related to the  Mortgage
Loans in the  possession  of the Master  Servicer  or such  Servicer as may be
reasonably   required  in  connection   with  the  preparation  by  the  Trust
Administrator  of all tax and  information  returns of the Trust Fund, and the
Trust  Administrator  shall sign such  returns.  The Master  Servicer and each
Servicer,  severally and not jointly,  shall indemnify the Trust Administrator for all  reasonable  costs,  including  legal  fees and  expenses,  related to errors in such tax returns due to errors only in such information  provided by the Master Servicer or by such Servicer.

SECTION 10.13.    Commission Reporting.

(a)   The Trust  Administrator,  each Servicer and the Master  Servicer  shall reasonably  cooperate  with the  Depositor  in  connection  with  the  Trust's satisfying  the  reporting  requirements  under the  Exchange  Act.  The Trust
Administrator  shall prepare on behalf of the Depositor any Forms 8-K and 10-K customary  for similar  securities  as required  by the  Exchange  Act and the rules and  regulations of the Commission  thereunder,  and the Depositor shall sign and the Trust  Administrator  shall file (via EDGAR) such Forms on behalf of the Depositor.  The Depositor  hereby grants to the Trust  Administrator  a limited  power of attorney to execute and file each such document on behalf of the  Depositor.  Such power of attorney  shall  continue  until the earlier of
(i) receipt  by  the  Trust   Administrator  from  the  Depositor  of  written
termination of such power of attorney and (ii) the termination of the Trust.

(b)   Each Form 8-K shall be filed by the Trust  Administrator  within 15 days
after  each   Distribution   Date,  with  a  copy  of  the  statement  to  the
Certificateholders  for such  Distribution  Date as an exhibit thereto.  Prior to March 31st of the calendar  year  following  the calendar year during which the  Closing  Date  occurs (or such  earlier  date as may be  required  by the
Exchange  Act and the  rules and  regulations  of the  Commission),  the Trust
Administrator  shall file a Form 10-K,  in substance as required by applicable law or applicable  Commission  staff's  interpretations.  Such Form 10-K shall include  as  exhibits,  each  Servicer's  and  the  Master  Servicer's  annual statement of compliance  described  under  Section 3.16  and the  accountant's report  described  under  Section 3.17,  in each case to the extent  they have been timely  delivered to the Trust  Administrator.  If they are not so timely delivered,  the Trust  Administrator shall file an amended Form 10-K including such  documents  as exhibits  promptly  after they are  delivered to the Trust
Administrator.  The Trust  Administrator  shall have no liability with respect to any  failure to properly or timely  prepare or file such  periodic  reports resulting from or relating to the Trust  Administrator's  inability or failure to obtain any  information  not resulting  from its own  negligence or willful misconduct.  The Form 10-K  shall  also  include a  certification  in the form attached hereto as Exhibit T (the "Depositor  Certification"),  which shall be signed by the senior  officer of the  Depositor  in charge of  securitization.
The Trust  Administrator  shall have no responsibility to file any items other than those specified in this Section 10.13.

(c)   Not  later  than  15  calendar   days  before  the  date  on  which  the
Depositor's  annual  report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the Commission (or, if such day is not a Business Day, the immediately  preceding  Business Day), the
Trust  Administrator shall sign a certification in the form attached hereto as
Exhibit U  (the "Trust  Administrator  Certification")  for the benefit of the
Depositor  and  its  officers,  directors  and  affiliates  regarding  certain aspects  of items 1 through 3 of the  Depositor  Certification.  In  addition, the Trust  Administrator  shall,  subject to the  provisions of Sections 10.01 and 10.02  hereof,  indemnify and hold harmless the Depositor and each Person, if any, who  "controls"  the Depositor  within the meaning of the 1933 Act and its officers,  directors and affiliates from and against any losses,  damages, penalties,  fines,  forfeitures,  reasonable  and  necessary  legal  fees  and related costs,  judgments and other costs and expenses arising out of or based
upon  a  breach  of  the  Trust   Administrator's   obligations   under   this
Section 10.13   or   any   inaccuracy   made   in  the   Trust   Administrator
Certification.    If   the    indemnification    provided    for    in    this
Section 10.13(c) is   unavailable  or   insufficient  to  hold  harmless  such
Persons,  then the Trust  Administrator shall contribute to the amount paid or payable  by such  Persons  as a  result  of the  losses,  claims,  damages  or liabilities  of such Persons in such  proportion as is  appropriate to reflect
the  relative   fault  of  the  Depositor  on  the  one  hand  and  the  Trust
Administrator  on the other.  The Trust  Administrator  acknowledges  that the
Depositor  is  relying  on  the  Trust  Administrator's   performance  of  its
obligations  under  this  Section 10.13  in order to perform  its  obligations under Section 10.13(b) above.

(d)   (i)         Not later  than 15  calendar  days  before the date on which the  Depositor's  annual  report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the
      Commission  (or,  if such day is not a  Business  Day,  the  immediately preceding  Business  Day),  the  Master  Servicer  will  deliver  to the
      Depositor and the Trust  Administrator an Officer's  Certificate for the
      prior  calendar year in  substantially  the form of  Exhibit V-1 to this
      Agreement.  The Master  Servicer  agrees to indemnify  and hold harmless each of the Depositor,  the Trust Administrator and each Person, if any, who  "controls"  the  Depositor  or the Trust  Administrator  within the meaning  of the 1933 Act and their  respective  officers  and  directors against any and all losses, penalties,  fines,  forfeitures,  legal fees and related  costs,  judgments  and any other  costs,  fees and expenses that such Person may sustain  arising out of third party claims based on
      (i) the  failure  of the  Master  Servicer  to  deliver  or  cause to be delivered when required any Officer's  Certificate  required pursuant to this Section 10.13(d)(i),  or (ii) any material misstatement or omission contained  in  any  Officer's  Certificate  provided  pursuant  to  this
      Section 10.13(d)(i).  If an event occurs that would otherwise  result in an indemnification  obligation under clauses (i) or (ii) above,  but the indemnification provided for in this  Section 10.13(d)(i) by  the Master
      Servicer is unavailable or  insufficient  to hold harmless such Persons, then the Master Servicer shall  contribute to the amount paid or payable by  such  Persons  as  a  result  of  the  losses,  claims,  damages  or liabilities  of such Persons in such  proportion  as is  appropriate  to reflect the relative  fault of the Depositor or Trust  Administrator  on the one hand and the Master  Servicer on the other.  The Master Servicer acknowledges that the Depositor and the Trust  Administrator are relying on the  Master  Servicer's  performance  of its  obligations  under this
      Agreement in order to perform their  respective  obligations  under this
      Section 10.13.

(ii)  Not  later  than  15  calendar   days  before  the  date  on  which  the
      Depositor's  annual  report  on Form  10-K is  required  to be  filed in accordance  with the Exchange Act and the rules and  regulations  of the
      Commission  (or if  such  day is not a  Business  Day,  the  immediately preceding  Business Day),  each  Servicer,  with respect to the Mortgage
      Loans   serviced   by  such   Servicer,   will   deliver  to  the  Trust
      Administrator,   and  the  Trust  Administrator  shall  forward  to  the
      Depositor  and the Master  Servicer,  an Officer's  Certificate  for the
      prior  calendar year in  substantially  the form of  Exhibit V-2 to this
      Agreement.  Each Servicer  agrees to indemnify and hold harmless each of the Depositor,  the Trust  Administrator,  the Master  Servicer and each
      Person,  if any, who "controls" the Depositor,  the Trust  Administrator and the Master  Servicer  within  the  meaning of the 1933 Act and their
      respective   officers  and   directors   against  any  and  all  losses,
      penalties,  fines, forfeitures,  legal fees and related costs, judgments and any other  costs,  fees and  expenses  that such  Person may sustain arising  out of third  party  claims  based on  (i) the  failure of such
      Servicer  to  deliver  or  cause  to  be  delivered  when  required  any
      Officer's  Certificate  required pursuant to this  Section 10.13(d)(ii),
      or  (ii) any  material   misstatement  or  omission   contained  in  any
      Officer's  Certificate  provided pursuant to this  Section 10.13(d)(ii).
      If an event  occurs that would  otherwise  result in an  indemnification obligation  under clauses  (i) or  (ii) above,  but the  indemnification
      provided   for  in  this   Section 10.13(d)(ii) by   such   Servicer  is
      unavailable  or  insufficient  to hold harmless such Persons,  then such
      Servicer shall  contribute to the amount paid or payable by such Persons as a result  of the  losses,  claims,  damages  or  liabilities  of such
      Persons in such  proportion  as is  appropriate  to reflect the relative fault of the Depositor,  Trust  Administrator  or the Master Servicer on
      the  one  hand  and  such   Servicer   on  the  other.   Each   Servicer
      acknowledges that the Depositor,  the Trust Administrator and the Master
      Servicer are relying on such  Servicer's  performance of its obligations under this  Agreement in order to perform their  respective  obligations under this Section 10.13.

(e)   Upon any  filing  with the  Commission,  the Trust  Administrator  shall promptly deliver to the Depositor a copy of any executed report,  statement or information.

(f)   If  the  Commission   issues  additional   interpretative   guidance  or
promulgates   additional  rules  or  regulations,   or  if  other  changes  in
applicable law occur,  that would require the reporting  arrangements,  or the allocation  of  responsibilities  with  respect  thereto,  described  in  this
Section 10.13,  to be conducted differently than as described,  the Depositor,
each  Servicer,   the  Master  Servicer  and  the  Trust   Administrator  will
reasonably  cooperate to amend the provisions of this  Section 10.13  in order to comply with such amended reporting  requirements and such amendment of this
Section 10.13.   Any  such  amendment   shall  be  made  in  accordance   with
Section 12.01  without the consent of the  Certificateholders,  and may result in a change in the reports filed by the Trust  Administrator  on behalf of the
Trust under the Exchange Act.  Notwithstanding  the foregoing,  the Depositor, each Servicer,  the Master Servicer and the Trust  Administrator  shall not be obligated  to enter into any  amendment  pursuant to this  Section 10.13  that adversely affects its obligations and immunities under this Agreement.

(g)   Prior to January  31 of the first year in which the Trust  Administrator is able to do so under  applicable law, the Trust  Administrator  shall file a
Form 15D Suspension Notification with respect to the Trust.

SECTION 10.14.    Determination of Certificate Index.

            On each  Interest  Determination  Date,  the  Trust  Administrator
shall determine each  Certificate  Index for the Accrual Period and inform the
Master  Servicer  and each  Servicer of such rate and such rate shall be final and binding, absent a manifest error of the Trust Administrator.

                                 ARTICLE XI

                                 TERMINATION

SECTION 11.01.    Termination upon Liquidation or Purchase of all Mortgage
                              Loans.

            The obligations and  responsibilities of the Master Servicer,  the
Special  Servicer or the Servicers,  the Back-Up  Servicer,  the Sellers,  the
Depositor,  the  Trustee  and the  Trust  Administrator  created  hereby  with respect to the related  Group or  Groups created  hereby shall  terminate upon the earlier of:

(a)   (i)         with respect to Loan  Group 1,  Loan  Group 2,  Loan Group 3 and  Loan  Group 4,  the  purchase  by the  Terminating  Entity,  at its election,  of all  Mortgage  Loans in such Loan Groups and all  property acquired in respect of any remaining  Mortgage Loan in such Loan Groups, which  purchase  right the  Terminating  Entity may exercise at its sole and  exclusive  election as of any  Distribution  Date (such  applicable
      Distribution  Date with  respect to such  Mortgage  Loans  being  herein referred to as the "Optional  Termination Date") on or after the date on which the  aggregate  Principal  Balance of the  Mortgage  Loans in such
      Loan  Groups,  at the time of the  purchase is less than or equal to 10%
      of  the  Aggregate  Groups 1-4  Collateral  Balance  as of  the  Initial
      Cut-off Date;

(ii)  with respect to Loan Group 5,  the purchase by the  Terminating  Entity, at its  election,  of all  Mortgage  Loans in such  Loan  Group and  all property  acquired  in respect of any  remaining  Mortgage  Loan in such
      Loan Group,  which purchase right the Terminating Entity may exercise at its  sole and  exclusive  election  as of any  Distribution  Date  (such applicable  Distribution  Date with respect to such Mortgage Loans being herein referred to as the "Optional  Termination  Date") on or after the date on which the aggregate  Principal  Balance of the Mortgage Loans in such Loan  Group,  at the time of the  purchase is less than or equal to
      10% of the  Aggregate  Loan  Group  Balance  for Loan  Group 5 as of the
      Initial Cut-off Date; or

(iii) with respect to Loan Group 6,  the purchase by the  Terminating  Entity, at its  election,  of all  Mortgage  Loans in such  Loan  Group and  all property  acquired  in respect of any  remaining  Mortgage  Loan in such
      Loan Group,  which purchase right the Terminating Entity may exercise at its  sole and  exclusive  election  as of any  Distribution  Date  (such applicable  Distribution  Date with respect to such Mortgage Loans being herein referred to as the "Optional  Termination  Date") on or after the date on which the aggregate  Principal  Balance of the Mortgage Loans in such Loan  Group,  at the time of the  purchase is less than or equal to
      10% of the  Aggregate  Loan  Group  Balance  for Loan  Group 6 as of the
      Initial Cut-off Date;

(b)   the later of  (i) twelve  months after the maturity of the last Mortgage
Loan remaining in the Trust Fund,  (ii) the  liquidation  (or any advance with respect  thereto) of the last  Mortgage  Loan  remaining in the Trust Fund and
the   disposition  of  all   REO Property   and  (iii) the   distribution   to
Certificateholders  of all amounts required to be distributed to them pursuant to this Agreement; or

(c)   (i) with  respect to Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan
      Group 4,  the  purchase  by the  Terminating  Auction  Purchaser  of all
      Mortgage Loans in such Loan Groups and all property  acquired in respect of any remaining  Mortgage Loan in such Loan Group (with respect to Loan
      Group 1,  Loan  Group 2,  Loan  Group 3  and Loan  Group 4,  the  "Trust
      Collateral") as described below;

                  (ii)  with  respect to Loan  Group 5,  the  purchase  by the
      Terminating  Auction Purchaser of all Mortgage Loans in Loan Group 5 and
      all property acquired in respect of any remaining  Mortgage Loan in such
      Loan Group (with respect to Loan  Group 5,  the "Trust  Collateral")  as described below; or

                  (iii) with  respect to Loan  Group 6,  the  purchase  by the
      Terminating  Auction Purchaser of all Mortgage Loans in Loan Group 6 and
      all property acquired in respect of any remaining  Mortgage Loan in such
      Loan Group (with respect to Loan  Group 6,  the "Trust  Collateral")  as described below.

            In no event shall the trust  created  hereby  continue  beyond the earlier of (i) the  expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy,  former  Ambassador of the United
States to Great Britain,  living on the date of execution of this Agreement or
(ii) the  Distribution  Date following the third  anniversary of the scheduled maturity date of the Mortgage Loan having the latest  scheduled  maturity date as of the related Cut-off Date.

            The  "Mortgage   Loan  Purchase   Price"  for  any  such  Optional
Termination  shall be equal to the  greater of (a) the  sum of (i) 100% of the
Stated  Principal  Balance  of  each  Mortgage  Loan  in the  applicable  Loan
Group(s) (other  than in  respect of  REO Property)  plus  accrued  and unpaid interest  thereon from the date to which such interest was paid or advanced at the  applicable  Mortgage Rate, to but not including the Due Date in the month of the final  Distribution  Date (or the Net Mortgage Rate with respect to any related  Mortgage  Loan  currently  serviced  by the  entity  exercising  such
Optional  Termination) and (ii) with respect to any  REO Property,  the lesser of (x) the  appraised value of any REO Property as determined by the higher of two  appraisals  completed  by  two  independent  appraisers  selected  by the
Depositor  at the  expense  of the  Depositor  and  (y) the  Stated  Principal
Balance of each related  Mortgage  Loan related to any  REO Property,  in each case and (iii) any  remaining  unreimbursed  Advances,  Servicing Advances and unpaid  Servicing  Fees (other than any  remaining  unreimbursed  Advances and
Servicing  Advances and unpaid  Servicing Fees, if any, due to the Terminating
Entity) and other amounts payable to the Trustee and Trust  Administrator (the sum of (i),  (ii) and (iii),  collectively,  the "Par Value") and (b) the Fair
Market Value of all of the property of the Trust  related to the Loan Group(s)
subject to such Optional Termination.

            The "Fair  Market  Value" shall be the fair market value of all of the property of the Trust related to the Loan Group(s)  subject to an Optional
Termination,  as agreed upon between the Terminating  Entity and a majority of the holders of the Class AR-L  Certificates;  provided,  however,  that if the
Terminating   Entity  and  a  majority  of  the  holders  of  the   Class AR-L
Certificates  do not agree upon the fair market value of such  property of the
Trust,  the  Terminating  Entity,  or an agent  appointed  by the  Terminating
Entity,  shall  solicit  bids  for such  property  of the  Trust  until it has received  three bids,  and the Fair Market Value shall be equal to the highest of such three bids.  The Trust  Administrator  shall give notice to the Rating
Agencies of any election to purchase  Mortgage  Loans pursuant to this Section and of the applicable Optional Termination Date.

(d)   On any  Distribution  Date on or after the date on which  the  aggregate
Principal  Balance of the Mortgage Loans in Loan Group 1,  Loan Group 2,  Loan
Group 3  and  Loan  Group 4  is  less  than  5% of the  Aggregate  Groups  1-4
Collateral  Balance as of the Initial  Cut-off  Date (a  "Terminating  Auction
Date"),  the Trust  Administrator  shall  solicit  bids for the related  Trust
Collateral  from at  least  three  institutions  that are  regular  purchasers and/or  sellers in the secondary  market of  residential  whole mortgage loans similar to the Mortgage  Loans. If the Trust  Administrator  receives at least three bids for the related Trust Collateral,  and one of such bids is equal to or greater than the Par Value, the Trust  Administrator shall sell the related
Trust Collateral to the highest bidder (a "Terminating  Auction Purchaser") at the price  offered by the  Terminating  Auction  Purchaser (a  "Mortgage  Loan
Terminating  Auction Price").  If the Trust  Administrator  receives less than three bids,  or does not receive any bid that is equal to or greater  than the
Par Value,  the Trust  Administrator  shall, on each six-month  anniversary of the initial  Terminating  Auction Date, repeat these auction  procedures until the Trust  Administrator  receives a bid that is equal to or greater  than the
Par  Value,  and  upon  receipt  of such bid  shall  sell  the  related  Trust
Collateral  to  the  Terminating  Auction  Purchaser  at  that  Mortgage  Loan
Terminating  Auction Price;  provided,  however,  that the Trust Administrator shall not be required to repeat these auction  procedures on any  Distribution
Date for any six-month  anniversary  of the initial  Terminating  Auction Date unless the Trust Administrator  reasonably believes that there is a reasonable likelihood  of  receiving  a bid  in  excess  of  the  Par  Value.  The  Trust
Administrator  shall give notice to the Rating Agencies and each Servicer that is  servicing  any of the  related  Mortgage  Loans of the sale of the related
Trust  Collateral  pursuant  to this  Section 11.01  (a  "Terminating  Auction
Sale") and of the Terminating  Auction Date.  Notwithstanding  anything to the
contrary  herein,   the  Terminating   Auction  Purchaser  shall  not  be  the
Depositor, DLJMC or any of their respective Affiliates.

(e)   On any  Distribution  Date on or after the date on which  the  aggregate
Principal  Balance of the  Mortgage  Loans in Loan  Group 5 is less than 5% of the Aggregate  Loan Group  Balance for Loan Group 5 as of the Initial  Cut-off
Date (a "Terminating  Auction Date"),  the Trust  Administrator  shall solicit bids for the related Trust  Collateral from at least three  institutions  that are regular  purchasers  and/or sellers in the secondary market of residential
whole   mortgage   loans  similar  to  the  Mortgage   Loans.   If  the  Trust
Administrator  receives at least three bids for the related Trust  Collateral, and one of such  bids is equal to or  greater  than the Par  Value,  the Trust
Administrator  shall sell the related Trust  Collateral to the highest  bidder
(a  "Terminating  Auction  Purchaser") at the price offered by the Terminating
Auction  Purchaser (a  "Mortgage  Loan  Terminating  Auction  Price").  If the
Trust  Administrator  receives  less than three bids,  or does not receive any bid that is equal to or greater  than the Par Value,  the Trust  Administrator shall, on each six-month  anniversary of the initial Terminating Auction Date, repeat these auction procedures until the Trust  Administrator  receives a bid that is equal to or greater  than the Par Value,  and upon receipt of such bid shall sell the related Trust Collateral to the Terminating  Auction  Purchaser
at that  Mortgage  Loan  Auction  Price;  provided,  however,  that the  Trust
Administrator  shall not be required to repeat these auction procedures on any
Distribution  Date for any six-month  anniversary  of the initial  Terminating
Auction Date unless the Trust Administrator  reasonably believes that there is a reasonable  likelihood  of  receiving a bid in excess of the Par Value.  The
Trust  Administrator  shall  give  notice  to the  Rating  Agencies  and  each
Servicer  that is servicing any of the related  Mortgage  Loans of the sale of the related Trust  Collateral  pursuant to this  Section 11.01 (a "Terminating
Auction Sale") and of the Terminating Auction Date.  Notwithstanding  anything to the contrary  herein,  the Terminating  Auction  Purchaser shall not be the
Depositor, DLJMC or any of their respective Affiliates.

(f)   On any  Distribution  Date on or after the date on which  the  aggregate
Principal  Balance of the  Mortgage  Loans in Loan  Group 6 is less than 5% of the Aggregate  Loan Group  Balance for Loan Group 6 as of the Initial  Cut-off
Date (a "Terminating  Auction Date"),  the Trust  Administrator  shall solicit bids for the related Trust  Collateral from at least three  institutions  that are regular  purchasers  and/or sellers in the secondary market of residential
whole   mortgage   loans  similar  to  the  Mortgage   Loans.   If  the  Trust
Administrator  receives at least three bids for the related Trust  Collateral, and one of such  bids is equal to or  greater  than the Par  Value,  the Trust
Administrator  shall sell the related Trust  Collateral to the highest  bidder
(a  "Terminating  Auction  Purchaser") at the price offered by the Terminating
Auction  Purchaser (a  "Mortgage  Loan  Terminating  Auction  Price").  If the
Trust  Administrator  receives  less than three bids,  or does not receive any bid that is equal to or greater  than the Par Value,  the Trust  Administrator shall, on each six-month  anniversary of the initial Terminating Auction Date, repeat these auction procedures until the Trust  Administrator  receives a bid that is equal to or greater  than the Par Value,  and upon receipt of such bid shall sell the related Trust Collateral to the Terminating  Auction  Purchaser
at that  Mortgage  Loan  Auction  Price;  provided,  however,  that the  Trust
Administrator  shall not be required to repeat these auction procedures on any
Distribution  Date for any six-month  anniversary  of the initial  Terminating
Auction Date unless the Trust Administrator  reasonably believes that there is a reasonable  likelihood  of  receiving a bid in excess of the Par Value.  The
Trust  Administrator  shall  give  notice  to the  Rating  Agencies  and  each
Servicer  that is servicing any of the related  Mortgage  Loans of the sale of the related Trust  Collateral  pursuant to this  Section 11.01 (a "Terminating
Auction Sale") and of the Terminating Auction Date.  Notwithstanding  anything to the contrary  herein,  the Terminating  Auction  Purchaser shall not be the
Depositor, DLJMC or any of their respective Affiliates.

SECTION 11.02.    Determination of the Terminating Entity.

(a)   If any Servicer  intends to be the Terminating  Entity,  such party must give written notice to the Trust  Administrator no later than twenty (20) days prior  to the  first  day of the  Optional  Termination  Notice  Period.  Such
notice  shall also  indicate  the Loan  Group(s) of the  Mortgage  Loans to be repurchased.  Upon  receiving  such  notice,  the  Trust  Administrator  shall immediately  request  from  DLJMC  and  DLJMC  shall  deliver  no  later  than seventeen (17) days prior to the first day of the Optional  Termination Notice
Period a letter  indicating  whether or not DLJMC retains the servicing rights to any Mortgage Loan in any of the related Loan Groups.

(b)   (A)         With respect to the  purchase of the Mortgage  Loans in Loan
    Group 1,   Loan  Group 2,   Loan  Group 3  and  Loan  Group 4,  the  Trust
    Administrator shall determine the "Terminating Entity" as follows:

                        (i)   DLJMC,  if it is  the  owner  of  the  servicing
        rights  with  respect  to any  such  Mortgage  Loans  on the  Optional
        Termination Date;

                        (ii)  SPS,  if (a)  DLJMC  is  not  the  owner  of the
        servicing  rights  with  respect  to any  such  Mortgage  Loans on the
        Optional  Termination  Date and (b) SPS is a Servicer  with respect to any such Mortgage Loans on the Optional  Termination  Date and SPS has
        given notice to the Trust  Administrator  pursuant to Section 11.02(a)
        above; or

                        (iii)       the  Majority  Servicer  on  the  Optional
        Termination  Date,  if  (a) DLJMC  is not the  owner of the  servicing rights  with  respect  to any  such  Mortgage  Loans  on the  Optional
        Termination  Date  and  (b)  SPS has not  given  notice  to the  Trust
        Administrator pursuant to Section 11.02(a) above.

                   (B)  With respect to the purchase of the Mortgage  Loans in
    Loan Group 5,  the Trust  Administrator  shall determine the  "Terminating
    Entity" as follows:

                        (i)   DLJMC,  if it is  the  owner  of  the  servicing
        rights  with  respect  to any  such  Mortgage  Loans  on the  Optional
        Termination Date;

                        (ii)  SPS,  if (a)  DLJMC  is  not  the  owner  of the
        servicing  rights  with  respect  to any  such  Mortgage  Loans on the
        Optional  Termination  Date and (b) SPS is a Servicer  with respect to any such Mortgage Loans on the Optional  Termination  Date and SPS has
        given notice to the Trust  Administrator  pursuant to Section 11.02(a)
        above; or

                        (iii)       the  Majority  Servicer  on  the  Optional
        Termination  Date,  if  (a) DLJMC  is not the  owner of the  servicing rights  with  respect  to any  such  Mortgage  Loans  on the  Optional
        Termination  Date  and  (b)  SPS has not  given  notice  to the  Trust
        Administrator pursuant to Section 11.02(a) above.

                   (C)  With respect to the purchase of the Mortgage  Loans in
    Loan Group 6, the Trust  Administrator  shall  determine the  "Terminating
    Entity" as follows:

                        (i)   DLJMC,  if it is  the  owner  of  the  servicing
        rights  with  respect  to any  such  Mortgage  Loans  on the  Optional
        Termination Date;

                        (ii)  SPS,  if (a)  DLJMC  is  not  the  owner  of the
        servicing  rights  with  respect  to any  such  Mortgage  Loans on the
        Optional  Termination  Date and (b) SPS is a Servicer  with respect to any such Mortgage Loans on the Optional  Termination  Date and SPS has
        given notice to the Trust  Administrator  pursuant to Section 11.02(a)
        above; or

                        (iii)       the  Majority  Servicer  on  the  Optional
        Termination  Date,  if  (a) DLJMC  is not the  owner of the  servicing rights  with  respect  to any  such  Mortgage  Loans  on the  Optional
        Termination  Date  and  (b)  SPS has not  given  notice  to the  Trust
        Administrator pursuant to Section 11.02(a) above.

(c)   No later than  fifteen  (15) days prior to the first day of the Optional
Termination  Notice Period,  the Trust  Administrator  shall provide notice to each Servicer  that is a servicer of any of the Mortgage  Loans in the related
Loan  Group(s)  of the  identity  of the  Terminating  Entity  for  such  Loan
Group(s).

SECTION 11.03.    Procedure Upon Optional  Termination or Terminating Auction
Sale.

(a)   In case of any Optional  Termination,  the Terminating  Entity shall, no later than  ten (10)  days prior to the first day of the Optional  Termination
Notice  Period,  notify the Trustee and Trust  Administrator  of such Optional
Termination  Date and of the  applicable  purchase price of the Mortgage Loans to be  purchased.  Upon  purchase by the  Terminating  Entity of any  Mortgage
Loans pursuant to  Section 11.01,  the Trust  Administrator  shall notify each
Servicer that is servicing any of such Mortgage Loans of such purchase.

(b)   Any purchase of the Mortgage  Loans by the  Terminating  Entity shall be made on an Optional  Termination  Date by deposit of the  applicable  purchase price into the Certificate  Account,  as applicable,  before the  Distribution
Date  on  which  such  purchase  is  effected.   Upon  receipt  by  the  Trust
Administrator   of  an  Officer's   Certificate  of  the  Terminating   Entity
certifying  as to the  deposit of such  purchase  price  into the  Certificate
Account, the Trustee, the Trust Administrator and each co-trust  administrator and  separate  trust  administrator,  if any,  then  acting as such under this
Agreement,  shall,  upon request and at the expense of the Terminating  Entity execute and deliver all such  instruments of transfer or  assignment,  in each case without  recourse,  as shall be reasonably  requested by the  Terminating
Entity  to vest  title in the  Terminating  Entity  in the  Mortgage  Loans so
purchased  and  shall  transfer  or  deliver  to the  Terminating  Entity  the purchased  Mortgage Loans. Any  distributions on the Mortgage Loans which have been subject to an Optional  Termination  received by the Trust  Administrator subsequent  to (or with  respect to any  period  subsequent  to) the  Optional
Termination Date shall be promptly remitted by it to the Terminating Entity.

(c)   Any purchase of the Trust Collateral by the related  Terminating Auction
Purchaser  shall be made on an  Terminating  Auction  Date by  receipt  of the
Trust  Administrator of the related  Mortgage Loan  Terminating  Auction Price from the  Terminating  Auction  Purchaser,  and deposit of such  Mortgage Loan
Terminating   Auction  Price  into  the  Certificate   Account  by  the  Trust
Administrator   before  the  Distribution  Date  on  which  such  purchase  is effected.  Upon deposit of such purchase price into the  Certificate  Account, the Trustee and the Trust  Administrator  and each co-trust  administrator and separate  trust  administrator,  if  any,  then  acting  as  such  under  this
Agreement,  shall, upon request and at the expense of the Terminating  Auction
Purchaser  execute and deliver all such instruments of transfer or assignment, in each  case  without  recourse,  as shall  be  reasonably  requested  by the
Terminating  Auction  Purchaser  to  vest  title  in the  Terminating  Auction
Purchaser in the Trust  Collateral so purchased and shall  transfer or deliver to the Terminating Auction Purchaser the purchased Trust Collateral.

(d)   Notice  of the  Distribution  Date  on  which  the  Trust  Administrator anticipates  that  the  final  distribution  shall  be  made  on  a  Class  of
Certificates (whether upon Optional  Termination,  Terminating Auction Sale or otherwise),  shall be given promptly by the Trust Administrator by first class mail to Holders of the affected  Certificates.  Such notice shall be mailed no earlier  than the  15th day and not  later  than  the 10th day  preceding  the applicable  Optional  Termination  Date,  Terminating  Auction Date or date of final  distribution,  as the case may be. Such notice  shall  specify  (i) the
Distribution Date upon which final  distribution on the affected  Certificates will be made upon  presentation  and  surrender  of such  Certificates  at the
office  or  agency  therein   designated,   (ii) the   amount  of  such  final
distribution  and  (iii) that  the Record Date  otherwise  applicable  to such
Distribution Date is not applicable,  such  distribution  being made only upon presentation  and  surrender  of such  Certificates  at the  office  or agency maintained  for such purposes (the address of which shall be set forth in such notice).

(e)   In  the  event   that  any   Certificateholders   shall  not   surrender
Certificates  for  cancellation  within six months after the date specified in the above  mentioned  written  notice,  the Trust  Administrator  shall give a second written notice to the remaining  such  Certificateholders  to surrender their  Certificates for cancellation and receive the final  distribution  with respect  thereto.  If within  six  months  after  the  second  notice  all the
Certificates  shall  not have been  surrendered  for  cancellation,  the Trust
Administrator  may take  appropriate  steps,  or may  appoint an agent to take appropriate  steps,  to contact the  remaining  Certificateholders  concerning surrender of their  Certificates,  and the cost  thereof  shall be paid out of the funds and other assets which remain subject to the Trust Fund.

(f)   Notwithstanding  anything to the contrary  herein,  the occurrence of an
Optional  Termination  shall be  subject  to,  and  shall in no way  adversely affect the right of (1) Wells Fargo to continue  servicing and  collecting its
Servicing  Fee for  any  Wells  Fargo  Serviced  Mortgage  Loan  that  remains outstanding at the time of such Optional  Termination  and (2) WMB to continue servicing and collecting its Servicing Fee for any WMB Serviced  Mortgage Loan
that remains outstanding at the time of such Optional Termination.

SECTION 11.04.    Additional Termination Requirements.

(a)   In the  event the  Terminating  Entity  exercises  its  purchase  option pursuant  to  Section 11.01(A)  or  a  Terminating  Auction  Sale  shall  have occurred pursuant to  Section 11.01(c),  the related subsidiary REMIC shall be terminated in accordance with the following  additional  requirements,  unless the Trustee and the Trust  Administrator  have  received an Opinion of Counsel to the  effect  that the  failure  to  comply  with the  requirements  of this
Section will  not  (i) result  in the  imposition  of taxes  on a  "prohibited transaction" of any REMIC created  hereunder,  as described in Section 860F of the Code,  or (ii) cause  any REMIC created  hereunder to fail to qualify as a
REMIC at any time that any Certificates are outstanding:

(i)   within  90 days  prior to the final  Distribution  Date set forth in the notice given by Terminating  Entity under  Section 11.03,  the Holder of the Class AR or Class AR-L  Certificates  shall adopt a plan of complete liquidation of REMIC I, REMIC II or REMIC III, as applicable; and

(ii)  at or  after  the  time  of  adoption  of  any  such  plan  of  complete liquidation  for REMIC I,  REMIC II or REMIC III,  as applicable,  at or prior to the final  Distribution Date, the Trustee shall sell all of the assets  of  REMIC I,  REMIC II  or  REMIC III,  as  applicable,  to  the
      Depositor for cash.

(b)   Upon the exercise of an Optional  Termination by the Terminating  Entity
or upon the occurrence of a Terminating  Auction Sale in respect of any two of
REMIC I,  REMIC II or REMIC III,  as applicable,  pursuant to paragraph (a) of this  Section,  followed by the  exercise of an  Optional  Termination  by the
Terminating  Entity or upon the  occurrence of a  Terminating  Auction Sale in respect of the remaining  subsidiary REMIC (the "Remaining  Subsidiary REMIC")
pursuant  to  Section 11.01,  each  remaining  REMIC  shall be  terminated  in accordance with the following additional requirements,  unless the Trustee and the Trust  Administrator  have  received  an  Opinion of Counsel to the effect that the  failure to comply with the  requirements  of this  Section will  not
(i) result  in the  imposition  of taxes on a  "prohibited  transaction"  of a
REMIC,  as described in  Section 860F  of the Code,  or  (ii) cause  any REMIC created  hereunder  to fail  to  qualify  as a  REMIC  at any  time  that  any
Certificates are outstanding:

(i)   concurrently  with the adoption of the plan of complete  liquidation  of the Remaining  Subsidiary  REMIC, as set forth in paragraph  (a) of this
      Section,  the Holder of the  Class AR  or  Class AR-L  Certificates,  as
      applicable,   shall  adopt  a  plan  of  complete  liquidation  of  each remaining REMIC; and

(ii)  at or  after  the  time  of  adoption  of  any  such  plan  of  complete liquidation  for each  such  remaining  REMIC,  at or prior to the final
      Distribution  Date of the Remaining  Subsidiary  REMIC to be terminated, the Trustee  shall sell all of the assets of each such  remaining  REMIC to the Depositor for cash.

(c)   By its  acceptance of a Class AR or Class AR-L  Certificate,  the Holder
thereof  hereby  agrees to adopt such a plan of  complete  liquidation  and to take such other action in connection  therewith as may be reasonably  required to  liquidate  and  otherwise  terminate  any REMIC  created  pursuant to this
Agreement.

                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

SECTION 12.01.    Amendment.

(a)   This  Agreement may be amended from time to time by the  Depositor,  the
Master Servicer,  the Servicers,  the Back-Up Servicer,  the Special Servicer,
the Sellers,  the Trust Administrator and the Trustee,  without the consent of any of the Certificateholders,

(i)   to cure any error or ambiguity,

(ii)  to correct or supplement any provisions  herein that may be inconsistent with any other provisions herein or in the Prospectus Supplement,

(iii) to modify,  eliminate or add to any of its  provisions to such extent as shall be necessary or  desirable  to maintain the  qualification  of the
      Trust Fund as a REMIC at all times that any  Certificate  is outstanding or to  avoid  or  minimize  the risk of the  imposition  of any  federal income tax on the Trust Fund  pursuant to the Code that would be a claim against  the Trust  Fund,  provided  that the  Trustee  has  received an
      Opinion of Counsel to the effect  that (A) such action is  necessary  or desirable  to maintain  such  qualification  or to avoid or minimize the risk of the  imposition  of any  such  federal  income  tax and (B) such action  will not  adversely  affect  the  status of the Trust  Fund as a
      REMIC or adversely  affect in any material  respect the interests of any
      Certificateholder,

(iv)  in connection with the appointment of a successor  servicer,  to modify, eliminate  or  add to any of  the  servicing  provisions,  provided  the
      Rating Agencies confirm the rating of the Certificates, or

(v)   to make any other  provisions  with  respect  to  matters  or  questions arising under this Agreement that are not materially  inconsistent  with the  provisions of this  Agreement,  provided that such action shall not
      adversely   affect  in  any  material   respect  the  interests  of  any
      Certificateholder  or  cause  an  Adverse  REMIC  Event.  Any  Amendment pursuant to Section 12.01(a)(v) shall  not be deemed to adversely affect in any  material  respect the  interests of any  Certificateholder  if a letter is obtained from each Rating Agency  stating that such  amendment would not result in the  downgrading  or  withdrawal  of the  respective ratings then assigned to the Certificates.

(b)   Except as provided in  Section 12.01(c),  this  Agreement may be amended from time to time by the Depositor,  the Master Servicer,  the Servicers,  the
Back-Up Servicer,  the Special Servicer,  the Sellers, the Trust Administrator
and the Trustee  with the consent of the Holders of  Certificates  evidencing, in the  aggregate,  not  less  than 66 2/3% of the  Voting  Rights  of all the
Certificates  for the purpose of adding any  provisions  to or changing in any manner or eliminating  any of the provisions of this Agreement or of modifying in any  manner  the  rights  of the  Holders  of the  Certificates;  provided, however,  that no such  amendment may  (i) reduce in any manner the amount of, delay the  timing of or change  the manner in which  payments  received  on or with respect to Mortgage Loans are required to be distributed  with respect to any  Certificate  without  the  consent  of the  Holder  of such  Certificate,
(ii) adversely  affect in any material respect the interests of the Holders of a  Class of  Certificates  in a manner  other  than as set forth in  (i) above without the consent of the Holders of  Certificates  evidencing  not less than
66  2/3% of the  Voting  Rights  of such  Class,  (iii) reduce  the  aforesaid percentages of Voting Rights,  the holders of which are required to consent to any such amendment  without the consent of 100% of the Holders of Certificates of the  Class affected  thereby,  (iv) change  the  percentage  of the  Stated
Principal     Balance    of    the     Mortgage     Loans     specified     in
Section 11.01(a) relating  to  optional  termination  of  the  Trust  Fund  or
(v) modify the provisions of this Section 12.01.

            It shall not be  necessary  for the consent of  Certificateholders under this Section to  approve the particular form of any proposed  amendment, but it shall  be  sufficient  if such  consent  shall  approve  the  substance thereof.  The  manner  of  obtaining  such  consents  and  of  evidencing  the authorization of the execution thereof by Certificateholders  shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

(c)   This  Agreement may be amended from time to time by the  Depositor,  the
Master Servicer,  the Special Servicer,  the Servicers,  the Back-Up Servicer,
the Trust  Administrator and the Trustee for the purpose of making one or more
REMIC elections with respect to one or more Classes of Certificates  delivered to the  Trustee and issuing  one or more  additional  classes of  certificates representing  interests  in  the  Classes  of  Certificates  delivered  to the
Trustee;  provided,  however, such amendment shall require the consent of 100%
of the Holders of the  Certificates of the Class or  Classes  delivered to the
Trust Administrator and such amendment shall not cause an Adverse REMIC Event.

(d)   Promptly  after the  execution of any amendment to this  Agreement,  the
Trust  Administrator  shall furnish  written  notification of the substance of such amendment to each Certificateholder, and the Rating Agencies.

(e)   Prior to the execution of any amendment to this  Agreement,  each of the
Trustee  and  the  Trust  Administrator  shall  receive  and  be  entitled  to conclusively  rely on an  Opinion  of  Counsel  (at the  expense of the Person seeking  such  amendment)  stating  that the  execution  of such  amendment is authorized  and  permitted  by this  Agreement.  The  Trustee  and  the  Trust
Administrator  may,  but  shall  not be  obligated  to,  enter  into  any such amendment  which  affects  the  Trustee's  or the  Trust  Administrator's  own rights, duties or immunities under this Agreement.

(f)   The  Master  Servicer  and the Trust  Administrator  may  consent to any amendment of a  Designated  Servicing  Agreement to make any other  provisions with respect to matters or questions  arising under such Designated  Servicing
Agreement or this  Agreement  that are not  materially  inconsistent  with the
provisions  of  such  Designated   Servicing  Agreement  and  this  Agreement,
provided that such action shall not adversely  affect in any material  respect the interests of any  Certificateholder  or cause an Adverse REMIC Event.  Any amendment pursuant to this  Section 12.01(f) shall  not be deemed to adversely affect in any material  respect the interests of any  Certificateholders  if a letter is obtained from each Rating Agency stating that such  amendment  would not result in the  downgrading  or withdrawal of the  respective  ratings then assigned to the Certificates.

(g)   Neither the Master  Servicer nor the Trust  Administrator  shall consent to any amendment of a Designated  Servicing  Agreement  which shall  adversely affect in any  material  respect  the  interests  of the Holders of a Class of
Certificates  without the consent of the  Holders of  Certificates  evidencing not less than 66-2/3% of the Voting Rights of such Class.

            It shall not be  necessary  for the consent of  Certificateholders under this Section to  approve the particular  form of any proposed  amendment of a  Designated  Servicing  Agreement,  but it  shall be  sufficient  if such consent  shall  approve the substance  thereof.  The manner of obtaining  such consents and of  evidencing  the  authorization  of the  execution  thereof by
Certificateholders  shall be subject  to such  reasonable  regulations  as the
Trust Administrator may prescribe.

            Promptly  after the  execution  of any  amendment  to a Designated
Servicing  Agreement  pursuant  to this  Section 12.01(f) or  (g),  the  Trust
Administrator  shall furnish,  upon written notice of such amendment,  written notification  of the  substance of such  amendment to each  Certificateholder, and the Rating Agencies.

(h)   Notwithstanding  any other  provision  of this  Agreement,  no amendment shall be made affecting the rights of the Holders of the Class P  Certificates
to  receive  Assigned   Prepayment   Premiums,   including  any  amendment  to
Section 3.23,  without  the  consent  of 100% of the  Holders  of the  Class P
Certificates.

SECTION 12.02.    Recordation of Agreement; Counterparts.

(a)   This Agreement  (other than Schedule I) is subject to recordation in all appropriate  public  offices for real property  records in all the counties or
other  comparable   jurisdictions  in  which  any  or  all  of  the  Mortgaged
Properties are situated,  and in any other appropriate public recording office or elsewhere.  Such  recordation,  if any,  shall be effected by the Depositor at its  expense,  but  only  upon  direction  by the  Trustee  (acting  at the direction  of  the  holders  of  Certificates  evidencing  a  majority  of the aggregate  Class Principal  Balance)  accompanied by an Opinion of Counsel (at the  Depositor's  expense) to the effect that  non-recordation  materially and adversely affects the interests of the Certificateholders.

(b)   For the purpose of  facilitating  the  recordation  of this Agreement as herein  provided  and for  other  purposes,  this  Agreement  may be  executed simultaneously  in any  number  of  counterparts,  each of which  counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

SECTION 12.03.    Governing Law.

            THIS AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED
BY THE  SUBSTANTIVE  LAWS OF THE STATE OF NEW YORK  APPLICABLE  TO  AGREEMENTS
MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS,  RIGHTS
AND  REMEDIES  OF THE  PARTIES  HERETO  AND THE  CERTIFICATEHOLDERS  SHALL  BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 12.04.    Intention of Parties.

(a)   It is the  express  intent of the  Depositor,  the  Sellers,  the Master
Servicer,  the Special Servicer,  the Servicers,  the Trust  Administrator and
the Trustee that  (i) the  conveyance  by DLJMC of the  Mortgage  Loans to the
Depositor  pursuant to the  Assignment  and  Assumption  Agreement and (v) the
conveyance by the Depositor to the Trustee as provided for in  Section 2.01 of each of the Sellers' and Depositor's  right,  title and interest in and to the
Mortgage  Loans be, and be construed  as, an absolute  sale and  assignment by
DLJMC to the  Depositor  and by the  Depositor  to the Trustee of the Mortgage
Loans for the benefit of the  Certificateholders.  Further, it is not intended that any  conveyance  be deemed to be a pledge of the Mortgage  Loans by DLJMC to the  Depositor or by the Depositor to the Trustee to secure a debt or other obligation.  However,  in the  event  that the  Mortgage  Loans are held to be property of DLJMC, WMB or the Depositor,  as applicable,  or if for any reason the Assignment  and  Assumption  Agreement or this Agreement is held or deemed to create a security  interest in the Mortgage Loans, then it is intended that
(i) this  Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York  Uniform  Commercial  Code and the
Uniform  Commercial  Code  of  any  other  applicable  jurisdiction;  (ii) the conveyances  provided for in Section 2.01 shall be deemed to be a grant by the
Sellers and the Depositor to the Trustee on behalf of the  Certificateholders, to secure payment in full of the Secured  Obligations (as defined below), of a security  interest in all of the Sellers' and the Depositor's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the  Mortgage  Loans,  including  the Mortgage
Notes, the Mortgages,  any related insurance  policies and all other documents in the related  Mortgage Files,  and all accounts,  contract  rights,  general intangibles,  chattel paper, instruments,  documents, money, deposit accounts, certificates  of  deposit,  goods,  letters of  credit,  advices of credit and uncertificated  securities  consisting of, arising from or relating to (A) the
Mortgage  Loans,  including  with respect to each Mortgage  Loan, the Mortgage
Note and related  Mortgage,  and all other  documents  in the related  Trustee
Mortgage Files,  and including any Qualified  Substitute  Mortgage Loans;  (B)
pool insurance  policies,  hazard  insurance  policies and any bankruptcy bond relating to the foregoing,  if applicable;  (C) the Certificate  Account;  (D)
the Collection Account;  (E) all amounts payable after the Cut-off Date to the holders of the Mortgage Loans in accordance  with the terms  thereof;  (F) all income,  payments,  proceeds  and  products of the  conversion,  voluntary  or involuntary,  of the  foregoing  into cash,  instruments,  securities or other property,  including without  limitation all amounts from time to time held or
invested  in  the   Certificate   Account,   whether  in  the  form  of  cash,
instruments,  securities  or other  property;  and (G) all  cash and  non-cash proceeds of any of the foregoing;  (iii) the  possession by the Trustee or any other agent of the  Trustee of Mortgage  Notes or such other items of property as constitute  instruments,  money,  documents,  advices of credit, letters of credit, goods,  certificated securities or chattel paper shall be deemed to be a "possession by the secured  party," or possession by a purchaser or a person designated  by him or her, for purposes of  perfecting  the security  interest pursuant  to the  Uniform  Commercial  Code  (including,  without  limitation,
Sections 9-313,  8-313 or 8-321 thereof);  and  (iv) notifications  to persons holding such property,  and  acknowledgments,  receipts or confirmations  from
persons  holding  such  property,   shall  be  deemed   notifications  to,  or
acknowledgments,  receipts or confirmations  from,  financial  intermediaries, securities  intermediaries,  bailees or agents (as  applicable) of the Trustee for the purpose of perfecting  such security  interest under  applicable  law.
"Secured  Obligations"  means (i) the rights of each  Certificateholder  to be
paid  any  amount  owed  to  it  under  this   Agreement  and  (ii) all  other
obligations  of the Sellers and the  Depositor  under this  Agreement  and the
Assignment and Assumption Agreement.

(b)   The Sellers and the Depositor,  and, at the Depositor's  direction,  the
Master  Servicer or the  Servicers,  the Trustee and the Trust  Administrator,
shall,  to the extent  consistent  with this  Agreement,  take such reasonable actions as may be necessary to ensure that, if this  Agreement  were deemed to create a  security  interest  in the  Mortgage  Loans and the  other  property described  above,  such  security  interest  would be deemed to be a perfected security  interest  of first  priority  as  applicable.  The  Depositor  shall prepare and file, at the related Servicer's expense,  all filings necessary to maintain  the  effectiveness  of any  original  filings  necessary  under  the
Uniform  Commercial  Code as in  effect in any  jurisdiction  to  perfect  the
Trustee's  security  interest  in or lien  on the  Mortgage  Loans,  including
without   limitation   (i) continuation   statements,   and  (ii) such   other
statements  as may be occasioned by any transfer of any interest of the Master
Servicer or any Servicer or the Depositor in any Mortgage Loan.

SECTION 12.05.    Notices.

            In addition to other notices  provided under this  Agreement,  the
Trust  Administrator shall notify the Rating Agencies and the Back-Up Servicer in writing:  (a) of any substitution of any Mortgage Loan;  (b) of any payment or draw on any insurance policy  applicable to the Mortgage Loans;  (c) of the final payment of any amounts owing to a Class of  Certificates;  (d) any Event of Default  under this  Agreement;  and (e) in the event any Mortgage  Loan is purchased in accordance with this Agreement.

            All directions,  demands and notices hereunder shall be in writing and shall be deemed to have been duly given when  received  (i) in the case of the  Depositor,  Credit  Suisse First Boston  Mortgage  Securities  Corp.,  11
Madison Avenue,  4th Floor,  New York, New York 10010,  Attention: Peter  Sack
(with a copy to DLJ Mortgage  Acceptance Corp., 11 Madison Avenue,  4th Floor,
New York,  New York 10010,  Attention:  Peter  Sack);  (ii) in the case of the
Trustee, the Corporate Trust Office,  Attention: Charles  F. Pedersen, or such other  address as may  hereafter be  furnished to the  Depositor in writing by the Trustee;  (iii) in the case of DLJMC,  11 Madison Avenue,  4th Floor,  New
York,  New York 10010,  Attention:  Peter  Sack  (with a copy to DLJ  Mortgage
Acceptance  Corp.,  11 Madison  Avenue,  4th Floor,  New York, New York 10010,
Attention:  Peter Sack),  or such other address as may be hereafter  furnished to the  Depositor  and the  Trustee by DLJMC in  writing;  (iv) in the case of
WMB,  1201 Third  Avenue,  WMT 1706,  Seattle,  Washington  91801,  Attention:
Servicing Compliance,  with a copy to Washington Mutual Legal Department, 1201
Third Avenue, WMT 1706,  Seattle,  Washington 98101,  Attention:  WMB, or such other  address as may be hereafter  furnished in writing to the  Depositor and the Trustee by WMB; (v) in the case of the Trust Administrator,  the Corporate
Trust Office;  (vi) in the case of Wells Fargo, as Master Servicer,  Corporate
Trust   Office,    9062   Old   Annapolis    Road,    Columbia,    MD   21045,
Attention: CSFB ARMT 2005-10  or  such  other  address  as  may  be  hereafter furnished to the Depositor or the Trustee in writing by Wells Fargo;  (vii) in the case of Wells Fargo, as Servicer,  with respect to servicing issues, Wells
Fargo Bank, N.A., 1 Home Campus, Des Moines, Iowa 50328-0001,  Attention: John
B. Brown,  MAC-X2401-042,  Fax: (515) 213-7121,  and with respect to all other issues,  Wells Fargo Bank,  N.A.,  7495 New Horizon Way,  Frederick,  Maryland
21703,  Attention: Ruth M. Kovalski,  MAC-X3902-02X,  Fax: (301) 846-8201,  in
each case with a copy to Wells Fargo Bank,  N.A.,  1 Home Campus,  Des Moines,
Iowa  50328-0001,  Attention:  General Counsel,  MAC-X2401-06T,  or such other address as may be hereafter  furnished  in writing by Wells  Fargo;  (viii) in the  case of SPS,  3815  South  West  Temple,  Salt  Lake  City,  Utah  84115,
Attention:  Lester  Cheng,  with a copy to 3815 South West  Temple,  Salt Lake
City,  Utah 84115,  Attention:  General  Counsel;  (ix) in the case of Moody's
Investors Service,  Inc., 99 Church Street,  New York, New York 10007;  (x) in
the case of Standard & Poor's Ratings Services,  a division of The McGraw-Hill
Companies,  Inc., 55 Water Street,  New York, New York 10041;  and (xi) in the
case of Dominion Bond Rating  Service,  Inc., 55 Broadway,  New York, New York
10006.  Notices  to  Certificateholders  shall be deemed  given  when  mailed, first class postage prepaid.

SECTION 12.06.    Severability of Provisions.

            If any one or more of the  covenants,  agreements,  provisions  or terms of this Agreement shall be for any reason whatsoever held invalid,  then such  covenants,  agreements,  provisions  or terms shall be deemed  severable from  the  remaining  covenants,  agreements,  provisions  or  terms  of  this
Agreement  and shall in no way affect the  validity or  enforceability  of the other  provisions of this  Agreement or of the  Certificates  or the rights of the Holders thereof.

SECTION 12.07.    Limitation on Rights of Certificateholders.

            The  death  or  incapacity  of  any  Certificateholder  shall  not operate to  terminate  this  Agreement  or the Trust Fund,  nor  entitle  such
Certificateholder's  legal  representative  or heirs to claim an accounting or to take any action or commence any  proceeding  in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights,  obligations and liabilities of the parties hereto or any of them.

            No  Certificateholder  shall  have any  right to vote  (except  as provided  herein)  or in  any  manner  otherwise  control  the  operation  and management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall anything herein set forth or contained in the terms of the  Certificates be construed so as to constitute the  Certificateholders  from time to time as partners  or members of an  association;  nor shall any  Certificateholder  be under any  liability  to any third party by reason of any action  taken by the parties to this Agreement pursuant to any provision hereof.

            No  Certificateholder  shall  have  any  right  by  virtue  or  by availing  itself of any  provisions  of this  Agreement to institute any suit, action or  proceeding  in equity  or at law upon or under or with  respect  to this Agreement,  unless such Holder  previously  shall have given to the Trust
Administrator  a written notice of an Event of Default and of the  continuance
thereof,   as  provided  herein,   and  unless  the  Holders  of  Certificates
evidencing  not  less  than  25%  of  the  Voting  Rights   evidenced  by  the
Certificates   shall   also  have  made   written   request   upon  the  Trust
Administrator to institute such action,  suit or proceeding in its own name as
Trust   Administrator   hereunder   and  shall  have   offered  to  the  Trust
Administrator  such reasonable  indemnity as it may require against the costs, expenses,  and  liabilities to be incurred  therein or thereby,  and the Trust
Administrator,  for 60 days after its  receipt  of such  notice,  request  and offer of  indemnity,  shall have  neglected or refused to  institute  any such action,  suit or  proceeding;  it being  understood  and  intended,  and being
expressly   covenanted   by   each    Certificateholder   with   every   other
Certificateholder and the Trust Administrator,  that no one or more Holders of
Certificates  shall  have any  right in any  manner  whatever  by virtue or by availing  itself or themselves of any  provisions of this Agreement to affect, disturb  or  prejudice  the  rights  of  the  Holders  of  any  other  of  the
Certificates,  or to obtain or seek to obtain  priority  over or preference to any other such Holder or to enforce any right under this Agreement,  except in
the   manner   herein   provided   and  for   the   common   benefit   of  all
Certificateholders.  For the protection  and  enforcement of the provisions of
this   Section 12.07,   each  and  every   Certificateholder   and  the  Trust
Administrator  shall be entitled to such relief as can be given  either at law or in equity.

SECTION 12.08.    Certificates Nonassessable and Fully Paid.

            It is the  intention  of  the  Depositor  that  Certificateholders shall not be personally  liable for  obligations  of the Trust Fund,  that the interests  in  the  Trust  Fund  represented  by  the  Certificates  shall  be nonassessable for any reason whatsoever,  and that the Certificates,  upon due authentication  thereof by the Trust Administrator pursuant to this Agreement, are and shall be deemed fully paid.

SECTION 12.09.    Protection of Assets.

            Except for transactions and activities  entered into in connection with the  securitization  that is the  subject  of this  agreement,  the trust created by this agreement is not authorized and has no power to:

(i)   borrow money or issue debt;

(ii)  merge with another entity, reorganize, liquidate or sell assets; or

(iii) engage in any business or activities.

            Each  party  to this  agreement  agrees  that it will  not file an involuntary  bankruptcy  petition against the Trust Fund or initiate any other form of insolvency  proceeding until 366 days after the Certificates have been paid.

SECTION 12.10.    Non-Solicitation.

            From and after the date of this Agreement,  each of the Depositor, the Sellers, the Master Servicer,  the Servicers,  the Trust Administrator and
the  Trustee  agrees  that it will not take any  action or permit or cause any action to be taken by any of its agents or affiliates,  or by any  independent contractors on any such party's behalf, to personally,  by telephone, by mail, or electronically by e-mail or through the Interest or otherwise,  solicit the borrower or obligor under any Mortgage  Loan to refinance  the Mortgage  Loan, in whole or in part.  Notwithstanding  the  foregoing,  it is  understood  and agreed that promotions  undertaken by the Depositor,  the Sellers,  the Master
Servicer,  any  Servicer,  the  Trust  Administrator  or  the  Trustee  or any
affiliate  of any such  party  that  originates  mortgage  loans in the normal course,  which are  directed  to the  general  public at  large,  or  segments thereof,  including,  without limitation,  mass mailings based on commercially acquired  mailing  lists or  newspaper,  radio and  television  advertisements shall not constitute solicitation under this Section 12.10,  provided, that no segment of the general  public shall  consist  primarily  of the  borrowers or obligors under the Mortgage  Loans.  None of the Depositor,  the Sellers,  the
Master  Servicer,  a Servicer,  the Trust  Administrator  or the Trustee shall permit  the  sale of the  name of any  Mortgagor  or any  list of  names  that consist primarily of the Mortgages to any Person.

                                 ARTICLE XIII

                         SPS AND THE MASTER SERVICER

SECTION 13.01.    Reports and Notices.

(a)   SPS shall provide the Master Servicer the following  notices and reports in a timely  manner and such notices and reports  shall be prepared  using the same methodology and calculations  used in its standard  servicing  reports to the  Master  Servicer.  SPS shall  send all such  notices  and  reports to the
Master  Servicer  in a format used for its  standard  servicing  reports.  SPS agrees to provide the Master Servicer with read-only  access to those portions of its  default  management  and  servicing  platform  that  relate to the SPS
Mortgage Loans.

(i)   All SPS Mortgage  Loans - On each Data  Remittance  Date,  commencing in
      October 2005,  SPS shall  provide  the Master  Servicer a report of each
      SPS Mortgage Loan indicating the information  contained in Exhibit P for the period relating to the related Distribution Date.

(ii)  Liquidated  Mortgage  Loans - On each  Data  Remittance  Date SPS  shall provide the Master  Servicer  with a report  listing  each SPS  Mortgage
      Loan  that has  liquidated  or been  satisfied  in full  indicating  the information,  or information  substantially  similar to the information, contained in Exhibit P  together with all supporting  documentation  for the prior calendar month.

(iii) Mortgage Guaranty Insurance Policy Claims - Where applicable,  SPS shall provide the Master  Servicer  with copies of all claims  filed under any
      Mortgage Guaranty Insurance Policy and the actual amount paid,  together with the explanation of benefits  ("EOB") for each claim filed under any
      Mortgage  Guaranty  Insurance  Policy in respect of a SPS Mortgage Loan.
      SPS shall remit the related Insurance  Proceeds within five (5) Business
      Days after their  receipt,  submit to the Master  Servicer a foreclosure settlement  statement  substantially  in the  form  attached  hereto  as
      Exhibit Q  and agrees not to deduct any  related  expenses  prior to the
      Master  Servicer's  approval  of  the  related  foreclosure   settlement
      statement.

(iv)  Loss and  Delinquency  Test - SPS shall provide the Master Servicer with all information  required for calculating the Loss and Delinquency Test, including but not limited to:

(A)   Loan level and aggregate  Stated  Principal  Balance of all SPS Mortgage
            Loans 61-90 days delinquent  including any loan(s) delinquent on a bankruptcy plan;

(B)   Loan level and aggregate  Stated  Principal  Balance of all SPS Mortgage
            Loans 91 days and greater (that are not in foreclosure)  including any loan(s) delinquent on a bankruptcy plan;

(C)   Loan level and aggregate  Stated  Principal  Balance of all SPS Mortgage
            Loans that are active foreclosures;

(D)   Loan level and aggregate  Stated  Principal  Balance of all SPS Mortgage
            Loans that are active REOs; and

(E)   Due dates  for all SPS  Mortgage  Loans  reported  under the  categories listed above in (A) through (D).

(b)   SPS shall make its servicing  personnel available during normal business hours to  respond,  either  orally or in  writing by  facsimile  transmission, express mail, or electronic mail, to reasonable  inquiries  transmitted by the
Master  Servicer  with respect to any SPS  Mortgage  Loan,  provided  that SPS shall only be required to provide  information that is readily  accessible and available to its servicing personnel.

SECTION 13.02.    Master Servicer's Oversight With Respect to the SPS
Mortgage Loans.

(a)   The Master  Servicer  shall be  permitted  to provide  SPS with  advice, reports  and  recommendations  regarding  SPS's  collection  efforts  and  the management  of  specific  SPS  Mortgage  Loans,  which  advice  may be made in writing,  in the form of  electronic  mail or  verbally.  Such advice shall be
based   on  an   evaluation   of  the   information   provided   pursuant   to
Section 13.01(a).   The  advice  may  include   comparable   analysis  of  the
performance of the SPS Mortgage Loans with similar  mortgage loans serviced by other  mortgage  loan  servicers.  Such  advice  may  also  take  the  form of
benchmark   comparisons  that  identify  and  interpret  SPS's  strengths  and weaknesses relative to similar, unidentified servicers in the industry.

(b)   Each party to the  Agreement  acknowledges  that the  Master  Servicer's advice is made in the form of  recommendations,  and that the Master  Servicer does not have the right to direct  SPS in  performing  its  duties  under this
Agreement.  SPS may,  after review and analysis of any  recommendation  of the
Master  Servicer  accept or reject  such  advice,  in SPS's  sole  discretion, subject to the duties and obligations of SPS set forth in this Agreement.

SECTION 13.03.    Termination.

            The rights and  obligations of the Master  Servicer under Sections
13.01 and 13.02 of this Agreement  shall terminate upon the earlier of (i) the appointment of a successor  Servicer to SPS hereunder for all the SPS Mortgage
Loans or  (ii) the  receipt  by SPS of a rating  of  "above  average"  (or its equivalent) or better as a servicer of subprime  mortgage loans by each Rating
Agency  that  maintains  a  servicer   rating  system  and  a  Rating  on  the
Certificates.

SECTION 13.04.    Liability and Indemnification.

            Neither the Master Servicer,  nor any of its respective directors, officers,  employees,  or agents shall be under any  liability  for any action taken or for  refraining  from the taking of any action in good faith pursuant to  Sections  13.01 and 13.02 of this  Agreement  or for  errors in  judgment;
provided,  however,  that this provision shall not protect the Master Servicer or any such other  Person  against  any  liability  which would  otherwise  be imposed by reason of willful  misfeasance,  bad faith or gross  negligence  in the  performance of duties or by reason of disregard of obligations and duties hereunder. The Master Servicer and any director,  officer,  employee, or agent thereof  shall be entitled  to rely in good faith on any  document of any kind prima facie  properly  executed  and  submitted by any Person  respecting  any matters arising hereunder.

SECTION 13.05.    Confidentiality.

            The  Master   Servicer   agrees  that  all   material,   nonpublic
information  supplied  to it by or on  behalf  of  SPS  relating  to  the  SPS
Serviced  Mortgage Loans or details of SPS's  operations or SPS's  proprietary systems shall be treated  confidentially  except as otherwise  provided by the terms of this  Agreement or as required by law; it being  understood  that the provision of any such  information  by the Master  Servicer to any party shall not cause  such  information  to be  considered  public for  purposes  of this
Section 13.05.  The Master  Servicer  shall  indemnify  SPS  against any loss, liability,  claims, charges,  damages, fines, penalties,  judgments,  actions, suits,  costs and such other expenses  incurred by SPS as a result of a breach by the Master Servicer of its obligations under this Section 13.05.

            IN  WITNESS  WHEREOF,  the  Depositor,   the  Sellers,  the  Trust
Administrator,  the Master Servicer,  the Back-Up Servicer,  the Trustee,  the
Special  Servicer  and the  Servicers  have  caused  their  names to be signed hereto by their  respective  officers  thereunto duly authorized all as of the date first written above.

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP., as Depositor

                                    By:______________________________________
                                    Name:
                                    Title:

                                    DLJ MORTGAGE CAPITAL, INC., as a Seller

                                    By:______________________________________
                                    Name:
                                    Title:

                                    WELLS FARGO BANK, N.A.,
                                    as Trust Administrator, as Master
                                    Servicer and as Back-Up Servicer

                                    By:______________________________________
                                    Name:
                                    Title:

                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as Trustee

                                    By:______________________________________
                                    Name:
                                    Title:

                                    WELLS FARGO BANK, N.A.,
                                    as a Servicer

                                    By:______________________________________
                                    Name:
                                    Title:

                                    SELECT PORTFOLIO SERVICING, INC.,
                                    as a Servicer and as Special Servicer

                                    By:______________________________________
                                    Name:
                                    Title:

                                    WASHINGTON MUTUAL BANK,
                                    as a Seller and as a Servicer

                                    By:______________________________________
                                    Name:
                                    Title:

STATE OF NEW YORK )
      : ss.:
COUNTY OF NEW YORK      )

On  this  __  day  of  September,   2005,  before  me,   personally   appeared
_____________,  known to me to be a Vice  President  of  Credit  Suisse  First
Boston Mortgage  Securities  Corp., one of the corporations  that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that  such  corporation executed the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK )
      : ss.:
COUNTY OF NEW YORK      )

On  the  __  day  of  September,   2005,   before  me,   personally   appeared
____________,  known to me to be a Vice  President  of DLJ  Mortgage  Capital,
Inc.,  one of the  corporations  that executed the within  instrument and also known to me to be the person who  executed  it on behalf of said  corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public
[NOTARIAL SEAL]

STATE OF    _____________)
      : ss.:
COUNTY OF _____________)

On the _____ day of  September,  2005  before  me, a Notary  Public in and for said  State,  personally  appeared  ____________________,  known to me to be a
__________________  of SPS,  the Utah  corporation  that  executed  the within instrument  and also known to me to be the person who executed it on behalf of said  corporation,  and  acknowledged  to me  that  such  limited  partnership executed the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[NOTARIAL SEAL]

STATE OF                )
      : ss.:
COUNTY OF               )

On the _____ day of  September,  2005  before  me, a Notary  Public in and for said  State,  personally  appeared  ____________________,  known to me to be a
__________________   of  Wells  Fargo  Bank,   N.A.,   the  national   banking
association  that  executed the within  instrument  and also known to me to be the person who  executed it on behalf of said  national  banking  association, and  acknowledged  to me that such  banking  corporation  executed  the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[NOTARIAL SEAL]

STATE OF                )
      : ss.:
COUNTY OF               )

On the _____ day of  September,  2005  before  me, a Notary  Public in and for said  State,  personally  appeared  ____________________,  known to me to be a
__________________   of  Wells  Fargo  Bank,   N.A.,   the  national   banking
association  that  executed the within  instrument  and also known to me to be the person who  executed it on behalf of said  national  banking  association, and  acknowledged  to me that such  banking  corporation  executed  the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[NOTARIAL SEAL]

STATE OF                )
      : ss.:
COUNTY OF               )

On the _____ day of  September,  2005  before  me, a Notary  Public in and for said  State,  personally  appeared  ____________________,  known to me to be a
__________________   of  Wells  Fargo  Bank,   N.A.,   the  national   banking
association  that  executed the within  instrument  and also known to me to be the person who  executed it on behalf of said  national  banking  association, and  acknowledged  to me that such  banking  corporation  executed  the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[NOTARIAL SEAL]

STATE OF                )
      : ss.:
COUNTY OF               )

On the _____ day of  September,  2005  before  me, a Notary  Public in and for said  State,  personally  appeared  ____________________,  known to me to be a
__________________   of  Wells  Fargo  Bank,   N.A.,   the  national   banking
association  that  executed the within  instrument  and also known to me to be the person who  executed it on behalf of said  national  banking  association, and  acknowledged  to me that such  banking  corporation  executed  the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK )
      : ss.:
COUNTY OF NEW YORK      )

On the _____ day of  September,  2005  before  me, a Notary  Public in and for said  State,  personally  appeared  ____________________,  known to me to be a
__________________  of U.S. Bank National  Association,  the national  banking association  that  executed the within  instrument  and also known to me to be the person who  executed it on behalf of said  national  banking  association, and  acknowledged to me that such national  banking  association  executed the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[NOTARIAL SEAL]

STATE OF    _____________)
      : ss.:
COUNTY OF _____________)

On the _____ day of  September,  2005  before  me, a Notary  Public in and for said  State,  personally  appeared  ____________________,  known to me to be a
__________________  of Washington  Mutual Bank, the corporation  that executed the within  instrument  and also known to me to be the person who  executed it on behalf  of said  corporation,  and  acknowledged  to me that  such  limited partnership executed the within instrument.

IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    Notary Public

                                    _________________________________________

[NOTARIAL SEAL]

                                  EXHIBIT A

                         FORM OF CLASS A CERTIFICATE

UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH  OTHER  NAME AS IS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO
CEDE  &  CO.  OR  TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE
OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS
OWNERSHIP  OF A  "REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                     :     1

Cut-off Date                        :     September 1, 2005

First Distribution Date             :     September 26, 2005

Initial Certificate Balance
of this Certificate
("Denomination")              :

Initial Certificate Balances
of all Certificates
of this Class                       :

CUSIP                         :

Pass-Through Rate             :     Variable

Maturity Date                       :     November 2035

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            Credit Suisse First Boston Mortgage Securities Corp.,
  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10
                              Class [__]-A-[__]

      evidencing a percentage  interest in the  distributions  allocable to the Certificates of the above-referenced  Class with respect to a Trust Fund  consisting  primarily of a pool of  adjustable  rate conventional  mortgage  loans (the  "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      Principal in respect of this  Certificate  is  distributable  monthly as set forth  herein.  Accordingly,  the  Certificate  Balance at any time may be less than the Certificate  Balance as set forth herein.  This Certificate does not evidence an  obligation  of, or an interest in, and is not  guaranteed  by the Depositor,  the Seller,  the Master Servicer,  the Servicers,  the Special
Servicer,  the Trust  Administrator or the Trustee referred to below or any of their respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This  certifies  that  CEDE  &  CO.,  is  the  registered  owner  of the
Percentage  Interest  evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all
Certificates  of the  Class to which  this  Certificate  belongs)  in  certain monthly  distributions  with respect to a Trust Fund  consisting  primarily of
the  Mortgage  Loans   deposited  by  Credit  Suisse  First  Boston   Mortgage
Securities Corp. (the  "Depositor").  The Trust Fund was created pursuant to a
Pooling and Servicing  Agreement  dated as of the Cut-off Date specified above
(the "Agreement") among Credit Suisse First Boston Mortgage  Securities Corp., as  depositor,  DLJ Mortgage  Capital,  Inc., as a seller,  Washington  Mutual
Bank,  as a  seller  and as a  servicer,  Wells  Fargo  Bank,  N.A.,  as trust administrator,  master  servicer,  servicer  and back-up  servicer,  U.S. Bank
National Association,  as trustee, and Select Portfolio Servicing,  Inc., as a servicer  and as  special  servicer.  To the extent not  defined  herein,  the capitalized  terms used herein have the  meanings  assigned in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of the  acceptance  hereof  assents  and by which  such
Holder is bound.

      Reference is hereby made to the further  provisions of this  Certificate set  forth on the  reverse  hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall  not be  entitled  to  any  benefit  under  the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trust Administrator.

      IN WITNESS WHEREOF,  the Trust Administrator has caused this Certificate to be duly executed.

Dated:  ___________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By ________________________________
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                   Adjustable Rate Mortgage Trust 2005-10,
  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10
                              Class [__]-A-[___]

      This  Certificate  is one of a duly  authorized  issue  of  Certificates
designated  as  Credit  Suisse  First  Boston   Mortgage   Securities   Corp.,
Adjustable Rate Mortgage-Backed Pass-Through Certificates,  Series 2005-10, of
the  Series  specified  on the face  hereof  (herein  collectively  called the
"Certificates"),  and  representing  a  beneficial  ownership  interest in the
Trust Fund created by the Agreement.

      The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look  solely to the funds on deposit in the  Certificate  Account
for   payment   hereunder   and  that   neither  the  Trustee  nor  the  Trust
Administrator  is  liable to the  Certificateholders  for any  amount  payable under this  Certificate  or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

      This  Certificate  does not  purport  to  summarize  the  Agreement  and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee and the Trust Administrator.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing on the first  Distribution  Date  specified on the face hereof,  to the Person in whose name this  Certificate  is  registered  at the close of  business on the applicable  Record Date in an amount  equal to the  product of the  Percentage
Interest  evidenced  by  this  Certificate  and  the  amount  required  to  be distributed to Holders of Certificates of the Class to which this  Certificate belongs on such Distribution  Date pursuant to the Agreement.  The Record Date applicable to each  Distribution  Date is (1) with respect to all Certificates
other  than  the  LIBOR   Certificates   held  in  Book-Entry   Form  on  such
Distribution  Date,  the  close of  business  on the last day of the  calendar month preceding the month in which such  Distribution Date occurs and (2) with
respect  to  the  LIBOR   Certificates   held  in  Book-Entry   Form  on  such
Distribution  Date,  the close of business  on the  Business  Day  immediately preceding such Distribution Date.

      Distributions  on this  Certificate  shall be made by wire  transfer  of immediately  available  funds to the account of the Holder hereof at a bank or
other   entity   having    appropriate    facilities    therefor,    if   such
Certificateholder  shall have so notified the Trust  Administrator  in writing at  least  five  Business  Days  prior  to the  related  Record  Date and such
Certificateholder  shall  satisfy  the  conditions  to  receive  such  form of payment  set  forth in the  Agreement,  or, if not,  by check  mailed by first class  mail  to  the  address  of  such  Certificateholder  appearing  in  the
Certificate  Register.  The final  distribution  on each  Certificate  will be made  in  like  manner,  but  only  upon  presentment  and  surrender  of such
Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment  thereof and the  modification  of the rights and obligations of the
Trustee,  the Trust  Administrator  and the  rights of the  Certificateholders under the Agreement at any time by the  Depositor,  the Master  Servicer,  the
Servicers,  the  Special  Servicer,  the  Seller,  the  Trustee  and the Trust
Administrator  with the  consent of the  Holders of  Certificates  affected by such amendment evidencing the requisite  Percentage  Interest,  as provided in the  Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register of the Trust  Administrator  upon surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or
agency  maintained  by  the  Trust   Administrator  in  New  York,  New  York,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Trust Administrator and the Certificate  Registrar duly executed by the holder hereof or such  holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of the same Class in  authorized  denominations and evidencing the same aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons in  denominations  specified  in the  Agreement.  As  provided  in the
Agreement and subject to certain limitations  therein set forth,  Certificates are  exchangeable  for  new  Certificates  of the  same  Class  in  authorized denominations  and  evidencing  the same  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  each Servicer,  the Master  Servicer,  the Seller,  the
Trustee  and the  Trust  Administrator  and any agent of the  Depositor,  each
Servicer,   the  Master  Servicer,  the  Seller,  the  Trustee  or  the  Trust
Administrator  may  treat  the  Person  in  whose  name  this  Certificate  is registered  as the owner hereof for all purposes,  and none of the  Depositor, the  Servicers,  the Master  Servicer,  the  Seller,  the  Trustee,  the Trust
Administrator  or any  such  agent  shall be  affected  by any  notice  to the contrary.

      [FOR CLASS  1-A-2,  CLASS 1-A-3 AND CLASS 1-A-4  CERTIFICATES  ONLY] The
Class 1-A-2,  Class 1-A-3 and Class 1-A-4  Certificates are subject to sale by auction on the  Distribution  Date in August 2010 pursuant to the terms of the
Auction Administration Agreement.

      On any  Distribution  Date on which  the  Stated  Principal  Balance  of
Mortgage  Loans in such Loan Groups as are specified in the Agreement are less than those  percentages  set forth in the  Agreement,  all remaining  Mortgage
Loans in such  Loan  Groups  and all  property  acquired  in  respect  of such
Mortgage  Loans may be  purchased as provided in the  Agreement.  In the event that no such purchase occurs, the obligations and responsibilities  created by the  Agreement  will  terminate  upon  the  later  of the  maturity  or  other liquidation  (or any advance with respect  thereto) of the last  Mortgage Loan remaining  in the Trust Fund or the  disposition  of all  property  in respect thereof and the distribution to  Certificateholders of all amounts required to be  distributed  pursuant to the  Agreement.  In no event,  however,  will the trust  created  by the  Agreement  continue  beyond  the  earlier  of  (i) the expiration of 21 years from the death of the last survivor of the  descendants living  at  the  date  of the  Agreement  of a  certain  person  named  in the
Agreement or (ii) the  Distribution  Date  following the third  anniversary of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled maturity  date as of the related  Cut-off  Date.  Any term used herein that is defined in the  Agreement  shall have the meaning  assigned in the  Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination  and Class,  to the above named  assignee  and deliver such
Certificate to the following address:

______________________________________________________________________________
Dated:

                              ________________________________________________
                              Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

   The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately available funds to _____
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number ______________, or, if mailed by check, to _____________________
_______________________________________________________________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________
_______________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

                                  EXHIBIT B

                       FORM OF CLASS [__]-M CERTIFICATE

UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH  OTHER  NAME AS IS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO
CEDE  &  CO.  OR  TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE
OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS
OWNERSHIP  OF A  "REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES
AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.                     :     1

Cut-off Date                        :     September 1, 2005

First Distribution Date             :     September 26, 2005

Initial Certificate Balance
of this Certificate
("Denomination")              :

Initial Certificate Balances
of all Certificates
of this Class                       :

CUSIP                         :

Pass-Through Rate             :     Variable

Maturity Date                       :     November 2035

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                   Adjustable Rate Mortgage Trust 2005-10,
  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10
                              Class [__]-M-[__]

      evidencing a percentage  interest in the  distributions  allocable to the Certificates of the above-referenced  Class with respect to a Trust Fund  consisting  primarily of a pool of  adjustable  rate conventional  mortgage  loans (the  "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      Principal in respect of this  Certificate  is  distributable  monthly as set forth  herein.  Accordingly,  the  Certificate  Balance at any time may be less than the Certificate  Balance as set forth herein.  This Certificate does not evidence an  obligation  of, or an interest in, and is not  guaranteed  by the Depositor,  the Seller,  the Master Servicer,  the Servicers,  the Special
Servicer,  the Trust  Administrator or the Trustee referred to below or any of their respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This  certifies  that  CEDE  &  CO.,  is  the  registered  owner  of the
Percentage  Interest  evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all
Certificates  of the  Class to which  this  Certificate  belongs)  in  certain monthly  distributions  with respect to a Trust Fund  consisting  primarily of
the  Mortgage  Loans   deposited  by  Credit  Suisse  First  Boston   Mortgage
Securities Corp. (the  "Depositor").  The Trust Fund was created pursuant to a
Pooling and Servicing  Agreement  dated as of the Cut-off Date specified above
(the "Agreement") among Credit Suisse First Boston Mortgage  Securities Corp., as  depositor,  DLJ Mortgage  Capital,  Inc., as a seller,  Washington  Mutual
Bank,  as a  seller  and as a  servicer,  Wells  Fargo  Bank,  N.A.,  as trust administrator,  master  servicer,  servicer  and back-up  servicer,  U.S. Bank
National Association,  as trustee, and Select Portfolio Servicing,  Inc., as a servicer  and as  special  servicer.  To the extent not  defined  herein,  the capitalized  terms used herein have the  meanings  assigned in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of the  acceptance  hereof  assents  and by which  such
Holder is bound.

      Reference is hereby made to the further  provisions of this  Certificate set  forth on the  reverse  hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall  not be  entitled  to  any  benefit  under  the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trust Administrator.

      IN WITNESS WHEREOF,  the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By ________________________________
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                   Adjustable Rate Mortgage Trust 2005-10,
  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10
                              Class [__]-M-[__]

      This  Certificate  is one of a duly  authorized  issue  of  Certificates
designated  as  Credit  Suisse  First  Boston   Mortgage   Securities   Corp.,
Adjustable Rate Mortgage-Backed Pass-Through Certificates,  Series 2005-10, of
the  Series  specified  on the face  hereof  (herein  collectively  called the
"Certificates"),  and  representing  a  beneficial  ownership  interest in the
Trust Fund created by the Agreement.

      The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look  solely to the funds on deposit in the  Certificate  Account
for   payment   hereunder   and  that   neither  the  Trustee  nor  the  Trust
Administrator  is  liable to the  Certificateholders  for any  amount  payable under this  Certificate  or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

      This  Certificate  does not  purport  to  summarize  the  Agreement  and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee and the Trust Administrator.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing on the first  Distribution  Date  specified on the face hereof,  to the Person in whose name this  Certificate  is  registered  at the close of  business on the applicable  Record Date in an amount  equal to the  product of the  Percentage
Interest  evidenced  by  this  Certificate  and  the  amount  required  to  be distributed to Holders of Certificates of the Class to which this  Certificate belongs on such Distribution  Date pursuant to the Agreement.  The Record Date applicable to each  Distribution  Date is (1) with respect to all Certificates
other  than  the  LIBOR   Certificates   held  in  Book-Entry   Form  on  such
Distribution  Date,  the  close of  business  on the last day of the  calendar month preceding the month in which such  Distribution Date occurs and (2) with
respect  to  the  LIBOR   Certificates   held  in  Book-Entry   Form  on  such
Distribution  Date,  the close of business  on the  Business  Day  immediately preceding such Distribution Date.

      Distributions  on this  Certificate  shall be made by wire  transfer  of immediately  available  funds to the account of the Holder hereof at a bank or
other   entity   having    appropriate    facilities    therefor,    if   such
Certificateholder  shall have so notified the Trust  Administrator  in writing at  least  five  Business  Days  prior  to the  related  Record  Date and such
Certificateholder  shall  satisfy  the  conditions  to  receive  such  form of payment  set  forth in the  Agreement,  or, if not,  by check  mailed by first class  mail  to  the  address  of  such  Certificateholder  appearing  in  the
Certificate  Register.  The final  distribution  on each  Certificate  will be made  in  like  manner,  but  only  upon  presentment  and  surrender  of such
Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment  thereof and the  modification  of the rights and obligations of the
Trustee,  the Trust  Administrator  and the  rights of the  Certificateholders under the Agreement at any time by the  Depositor,  the Master  Servicer,  the
Servicers,  the  Special  Servicer,  the  Seller,  the  Trustee  and the Trust
Administrator  with the  consent of the  Holders of  Certificates  affected by such amendment evidencing the requisite  Percentage  Interest,  as provided in the  Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register of the Trust  Administrator  upon surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or
agency  maintained  by  the  Trust   Administrator  in  New  York,  New  York,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Trust Administrator and the Certificate  Registrar duly executed by the holder hereof or such  holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of the same Class in  authorized  denominations and evidencing the same aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons in  denominations  specified  in the  Agreement.  As  provided  in the
Agreement and subject to certain limitations  therein set forth,  Certificates are  exchangeable  for  new  Certificates  of the  same  Class  in  authorized denominations  and  evidencing  the same  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  each Servicer,  the Master  Servicer,  the Seller,  the
Trustee  and the  Trust  Administrator  and any agent of the  Depositor,  each
Servicer,   the  Master  Servicer,  the  Seller,  the  Trustee  or  the  Trust
Administrator  may  treat  the  Person  in  whose  name  this  Certificate  is registered  as the owner hereof for all purposes,  and none of the  Depositor, the  Servicers,  the Master  Servicer,  the  Seller,  the  Trustee,  the Trust
Administrator  or any  such  agent  shall be  affected  by any  notice  to the contrary.

      On any  Distribution  Date on which  the  Stated  Principal  Balance  of
Mortgage  Loans in such Loan Groups as are specified in the Agreement are less than those  percentages  set forth in the  Agreement,  all remaining  Mortgage
Loans in such  Loan  Groups  and all  property  acquired  in  respect  of such
Mortgage  Loans may be  purchased as provided in the  Agreement.  In the event that no such purchase occurs, the obligations and responsibilities  created by the  Agreement  will  terminate  upon  the  later  of the  maturity  or  other liquidation  (or any advance with respect  thereto) of the last  Mortgage Loan remaining  in the Trust Fund or the  disposition  of all  property  in respect thereof and the distribution to  Certificateholders of all amounts required to be  distributed  pursuant to the  Agreement.  In no event,  however,  will the trust  created  by the  Agreement  continue  beyond  the  earlier  of  (i) the expiration of 21 years from the death of the last survivor of the  descendants living  at  the  date  of the  Agreement  of a  certain  person  named  in the
Agreement or (ii) the  Distribution  Date  following the third  anniversary of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled maturity  date as of the related  Cut-off  Date.  Any term used herein that is defined in the  Agreement  shall have the meaning  assigned in the  Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination  and Class,  to the above named  assignee  and deliver such
Certificate to the following address:

______________________________________________________________________________
Dated:

                              ________________________________________________
                              Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

   The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately available funds to _____
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number ______________, or, if mailed by check, to _____________________
_______________________________________________________________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________
_______________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

                                  EXHIBIT C

                       FORM OF CLASS [__]-B CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS
OWNERSHIP  OF A  "REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES
AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THIS  CERTIFICATE HAS NOT BEEN  REGISTERED  UNDER THE SECURITIES ACT OF 1933,
AS AMENDED  ("THE ACT").  ANY RESALE OR TRANSFER OF THIS  CERTIFICATE  WITHOUT
REGISTRATION  THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED
FROM  THE  REGISTRATION  REQUIREMENTS  OF THE ACT AND IN  ACCORDANCE  WITH THE
PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA-RESTRICTED  CERTIFICATE
OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED  UNLESS THE TRANSFEREE  DELIVERS
TO THE TRUSTEE (I) A REPRESENTATION  LETTER TO THE EFFECT THAT SUCH TRANSFEREE
IS NOT AN  EMPLOYEE  BENEFIT  PLAN  OR  ARRANGEMENT  SUBJECT  TO THE  EMPLOYEE
RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA") OR SECTION 4975
OF THE CODE OR A PERSON  USING  THE  ASSETS OF SUCH A PLAN OR  ARRANGEMENT  OR
(II) IF THE  PURCHASER IS AN INSURANCE  COMPANY AND THE  CERTIFICATE  HAS BEEN
THE  SUBJECT  OF  AN  ERISA-QUALIFYING   UNDERWRITING,   A  REPRESENTATION  IN
ACCORDANCE  WITH THE  PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN OR (III)
AN OPINION  OF COUNSEL IN  ACCORDANCE  WITH THE  PROVISIONS  OF THE  AGREEMENT
REFERRED  TO  HEREIN.  IN THE EVENT  THE  REPRESENTATIONS  REFERRED  TO IN THE
PRECEDING SENTENCE ARE NOT FURNISHED,  SUCH REPRESENTATION  SHALL BE DEEMED TO
HAVE  BEEN  MADE  TO  THE  TRUSTEE  BY THE  TRANSFEREE'S  ACCEPTANCE  OF  THIS
CERTIFICATE,  OR BY ANY  BENEFICIAL  OWNER WHO  PURCHASES  AN INTEREST IN THIS
CERTIFICATE  IN  BOOK-ENTRY  FORM.  IN  THE  EVENT  THAT A  REPRESENTATION  IS
VIOLATED,   OR  ANY  ATTEMPT  TO  TRANSFER  THIS  CERTIFICATE  TO  A  PLAN  OR
ARRANGEMENT  OR PERSON  USING A PLAN'S OR  ARRANGEMENT'S  ASSETS IS  ATTEMPTED
WITHOUT  THE  DELIVERY  TO THE  TRUSTEE OF THE  OPINION  OF COUNSEL  DESCRIBED
ABOVE,  THE ATTEMPTED  TRANSFER OR  ACQUISITION OF THIS  CERTIFICATE  SHALL BE
VOID AND OF NO EFFECT.

Certificate No.                     :     1

Cut-off Date                        :     September 1, 2005

First Distribution Date             :     September 26, 2005

Initial Certificate Balance
of this Certificate
("Denomination")              :

Initial Certificate Balances
of all Certificates
of this Class                       :

Percentage Interest                 :     100%

CUSIP                         :

Pass-Through Rate             :     Variable

Maturity Date                       :     November 2035

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                   Adjustable Rate Mortgage Trust 2005-10,
  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10
                              Class [__]-B-[__]

      evidencing a percentage  interest in the  distributions  allocable to the Certificates of the above-referenced  Class with respect to a Trust Fund  consisting  primarily of a pool of  adjustable  rate conventional  mortgage  loans (the  "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      This  Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor,  the Seller, the Master Servicer,  the
Servicers,  the  Special  Servicer,  the  Trustee  or the Trust  Administrator
referred  to  below  or any  of  their  respective  affiliates.  Neither  this
Certificate   nor  the  Mortgage  Loans  are  guaranteed  or  insured  by  any governmental agency or instrumentality.

      This certifies that [_____________________________________________],  is the registered owner of the Percentage  Interest evidenced by this Certificate
(obtained by dividing the  denomination  of this  Certificate by the aggregate of  the  denominations  of  all  Certificates  of  the  Class  to  which  this
Certificate belongs) in certain monthly  distributions with respect to a Trust
Fund  consisting  primarily of the Mortgage  Loans  deposited by Credit Suisse
First Boston Mortgage  Securities Corp. (the "Depositor").  The Trust Fund was
created pursuant to a Pooling and Servicing  Agreement dated as of the Cut-off
Date  specified  above (the  "Agreement")  among  Credit  Suisse  First Boston
Mortgage  Securities  Corp., as depositor,  DLJ Mortgage  Capital,  Inc., as a seller,  Washington  Mutual Bank,  as a seller and as a servicer,  Wells Fargo
Bank,  N.A., as trust  administrator,  master  servicer,  servicer and back-up servicer,  U.S. Bank National  Association,  as trustee,  and Select Portfolio
Servicing,  Inc.,  as a servicer  and as special  servicer.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

      [For  [__]-B-5,  [__]-B-6  and  [__]-B-7  only]  [No  transfer  of  this
Certificate  shall  be  made  unless  such  transfer  is made  pursuant  to an effective  registration  statement under the Securities Act and any applicable state  securities laws or is exempt from the registration  requirements  under said  Act  and  such  laws.  In the  event  that a  transfer  is to be made in reliance upon an exemption  from the Securities Act and such laws, in order to
assure   compliance   with   the   Securities   Act   and   such   laws,   the
Certificateholder    desiring    to   effect    such    transfer    and   such
Certificateholder's  prospective  transferee  shall each  certify to the Trust
Administrator in writing the facts  surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either  (A) Exhibit M
1, provided that all of the  Certificates of the Class shall be transferred to one  investor  or the  Depositor  otherwise  consents  to  such  transfer,  or
(B) Exhibit  M-2 or (ii) there shall be delivered  to the Trust  Administrator at the expense of the  transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption  from the  Securities  Act. The Holder hereof desiring to affect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the Trust  Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in  accordance with such federal and state laws.]

      Pursuant  to  Section 6.02(f)  of  the  Agreement,  no  transfer  of  an
ERISA-Restricted  Certificate  shall be made  unless  the  Trustee  shall have received  either  (i) a  representation  letter  from the  transferee  of such
ERISA-Restricted  Certificate,   acceptable  to  and  in  form  and  substance
satisfactory  to the Trust  Administrator,  to the effect that such transferee is not an employee  benefit  plan or  arrangement  subject to  Section 406  of
ERISA or  Section 4975  of the Code,  or a person using the assets of any such plan or  arrangement  which  representation  letter shall not be an expense of the Trustee,  the Trust Administrator or the Trust Fund, (ii) if the purchaser is an  insurance  company and the  ERISA-Restricted  Certificate  has been the subject  of  an  ERISA-Qualifying  Underwriting,  a  representation  that  the purchaser is an insurance  company which is purchasing such  Certificates with funds  contained in an "insurance  company  general  account" (as such term is defined in  Section V(e)  of  Prohibited  Transaction  Class  Exemption  95-60
("PTCE  95-60"))  and that the purchase  and holding of such  Certificate  are covered  under  Sections  I and III of PTCE  95-60 or (iii) in the case of any such  ERISA-Restricted  Certificate  presented for registration in the name of an employee  benefit  plan  subject to ERISA or  Section 4975  of the Code (or comparable  provisions of any subsequent  enactments),  or a person using such plan's or  arrangement's  assets,  an Opinion of Counsel  satisfactory  to the
Trust  Administrator  to the  effect  that the  purchase  or  holding  of such
Certificate will not result in prohibited  transactions  under  Section 406 of
ERISA and/or Section 4975 of the Code and will not subject the Depositor,  the
Trustee,  the Trust  Administrator,  the Master Servicer or any other Servicer to any  obligation in addition to those  undertaken in this  Agreement,  which
Opinion  of  Counsel  shall not be an  expense  of such  parties  or the Trust
Fund. In the event the  representations  referred to in the preceding sentence are not furnished,  such  representation  shall be deemed to have been made to the trustee by the transferee's acceptance of an ERISA-Restricted  Certificate or by any  beneficial  owner who purchases an interest in this  certificate in book-entry  form.  In the event  that a  representation  is  violated,  or any attempt to transfer an  ERISA-Restricted  Certificate to a plan or arrangement or person  using a plan's or  arrangement's  assets is  attempted  without the delivery  to the  Trustee  of the  Opinion  of Counsel  described  above,  the attempted  transfer or acquisition of this certificate shall be void and of no effect.

      Reference is hereby made to the further  provisions of this  Certificate set  forth on the  reverse  hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall  not be  entitled  to  any  benefit  under  the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trust Administrator.

      IN WITNESS WHEREOF,  the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By ______________________________________
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                   Adjustable Rate Mortgage Trust 2005-10,
  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10
                              Class [__]-B-[__]

      This  Certificate  is one of a duly  authorized  issue  of  Certificates
designated  as  Credit  Suisse  First  Boston   Mortgage   Securities   Corp.,
Adjustable Rate Mortgage-Backed Pass-Through Certificates,  Series 2005-10, of
the  Series  specified  on the face  hereof  (herein  collectively  called the
"Certificates"),  and  representing  a  beneficial  ownership  interest in the
Trust Fund created by the Agreement.

      The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look  solely to the funds on deposit in the  Certificate  Account
for   payment   hereunder   and  that   neither  the  Trustee  nor  the  Trust
Administrator  is  liable to the  Certificateholders  for any  amount  payable under this  Certificate  or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

      This  Certificate  does not  purport  to  summarize  the  Agreement  and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee and the Trust Administrator.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing on the first  Distribution  Date  specified on the face hereof,  to the Person in whose name this  Certificate  is  registered  at the close of  business on the applicable  Record Date in an amount  equal to the  product of the  Percentage
Interest  evidenced  by  this  Certificate  and  the  amount  required  to  be distributed to Holders of Certificates of the Class to which this  Certificate belongs on such Distribution  Date pursuant to the Agreement.  The Record Date applicable to each  Distribution  Date is (1) with respect to all Certificates
other  than  the  LIBOR   Certificates   held  in  Book-Entry   Form  on  such
Distribution  Date,  the  close of  business  on the last day of the  calendar month preceding the month in which such  Distribution Date occurs and (2) with
respect  to  the  LIBOR   Certificates   held  in  Book-Entry   Form  on  such
Distribution  Date,  the close of business  on the  Business  Day  immediately preceding such Distribution Date.

      Distributions  on this  Certificate  shall be made by wire  transfer  of immediately  available  funds to the account of the Holder hereof at a bank or
other   entity   having    appropriate    facilities    therefor,    if   such
Certificateholder  shall have so notified the Trust  Administrator  in writing at  least  five  Business  Days  prior  to the  related  Record  Date and such
Certificateholder  shall  satisfy  the  conditions  to  receive  such  form of payment  set  forth in the  Agreement,  or, if not,  by check  mailed by first class  mail  to  the  address  of  such  Certificateholder  appearing  in  the
Certificate  Register.  The final  distribution  on each  Certificate  will be made  in  like  manner,  but  only  upon  presentment  and  surrender  of such
Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment  thereof and the  modification  of the rights and obligations of the
Trustee,  the Trust  Administrator  and the  rights of the  Certificateholders under the Agreement at any time by the  Depositor,  the Master  Servicer,  the
Servicers,  the  Special  Servicer,  the  Seller,  the  Trustee  and the Trust
Administrator  with the  consent of the  Holders of  Certificates  affected by such amendment evidencing the requisite  Percentage  Interest,  as provided in the  Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register of the Trust  Administrator  upon surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or
agency  maintained  by  the  Trust   Administrator  in  New  York,  New  York,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Trust Administrator and the Certificate  Registrar duly executed by the holder hereof or such  holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of the same Class in  authorized  denominations and evidencing the same aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons in  denominations  specified  in the  Agreement.  As  provided  in the
Agreement and subject to certain limitations  therein set forth,  Certificates are  exchangeable  for  new  Certificates  of the  same  Class  in  authorized denominations  and  evidencing  the same  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  each Servicer,  the Master  Servicer,  the Seller,  the
Trustee  and the  Trust  Administrator  and any agent of the  Depositor,  each
Servicer,   the  Master  Servicer,  the  Seller,  the  Trustee  or  the  Trust
Administrator  may  treat  the  Person  in  whose  name  this  Certificate  is registered  as the owner hereof for all purposes,  and none of the  Depositor, the  Servicers,  the Master  Servicer,  the  Seller,  the  Trustee,  the Trust
Administrator  or any  such  agent  shall be  affected  by any  notice  to the contrary.

      On any  Distribution  Date on which  the  Stated  Principal  Balance  of
Mortgage  Loans in such Loan Groups as are specified in the Agreement are less than those  percentages  set forth in the  Agreement,  all remaining  Mortgage
Loans in such  Loan  Groups  and all  property  acquired  in  respect  of such
Mortgage  Loans may be  purchased as provided in the  Agreement.  In the event that no such purchase occurs, the obligations and responsibilities  created by the  Agreement  will  terminate  upon  the  later  of the  maturity  or  other liquidation  (or any advance with respect  thereto) of the last  Mortgage Loan remaining  in the Trust Fund or the  disposition  of all  property  in respect thereof and the distribution to  Certificateholders of all amounts required to be  distributed  pursuant to the  Agreement.  In no event,  however,  will the trust  created  by the  Agreement  continue  beyond  the  earlier  of  (i) the expiration of 21 years from the death of the last survivor of the  descendants living  at  the  date  of the  Agreement  of a  certain  person  named  in the
Agreement or (ii) the  Distribution  Date  following the third  anniversary of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled maturity  date as of the related  Cut-off  Date.  Any term used herein that is defined in the  Agreement  shall have the meaning  assigned in the  Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination  and Class,  to the above named  assignee  and deliver such
Certificate to the following address:

______________________________________________________________________________
Dated:

                              ________________________________________________
                              Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

   The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately available funds to _____
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number ______________, or, if mailed by check, to _____________________
_______________________________________________________________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________
_______________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

                                 EXHIBIT D-1

                         FORM OF CLASS AR CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS
OWNERSHIP OF "RESIDUAL  INTERESTS" ISSUED BY "REAL ESTATE MORTGAGE  INVESTMENT
CONDUITS,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS
THE  PROPOSED  TRANSFEREE  DELIVERS  TO THE  TRUST  ADMINISTRATOR  A  TRANSFER
AFFIDAVIT IN  ACCORDANCE  WITH THE  PROVISIONS  OF THE  AGREEMENT  REFERRED TO
HEREIN.

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS
THE TRANSFEREE  DELIVERS TO THE TRUSTEE A REPRESENTATION  LETTER TO THE EFFECT
THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR ARRANGEMENT  SUBJECT
TO THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")
OR  ARRANGEMENT,  OR SECTION  4975 OF THE CODE OR A PERSON USING THE ASSETS OF
SUCH A PLAN OR  ARRANGEMENT.  NOTWITHSTANDING  ANYTHING  ELSE TO THE  CONTRARY
HEREIN,  ANY  PURPORTED  TRANSFER  OF THIS  CERTIFICATE  TO OR ON BEHALF OF AN
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT  SUBJECT TO ERISA OR TO THE CODE SHALL BE
VOID AND OF NO EFFECT.

Certificate No.                     :     1

Cut-off Date                        :     September 1, 2005

First Distribution Date             :     September 26, 2005

Initial Certificate Balance
of this Certificate
("Denomination")              :

Initial Certificate Balances
of all Certificates
of this Class                       :

CUSIP                         :

Pass-Through Rate             :     Variable

Maturity Date                       :     November 2035

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                   Adjustable Rate Mortgage Trust 2005-10,
  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10
                                   Class AR

      evidencing a percentage  interest in the  distributions  allocable to  the  Class  AR  Certificates  with  respect  to a  Trust  Fund consisting  primarily of a pool of  adjustable  rate  conventional mortgage  loans (the "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      Principal in respect of this  Certificate  is  distributable  monthly as set forth  herein.  Accordingly,  the  Certificate  Balance at any time may be less than the Certificate  Balance as set forth herein.  This Certificate does not evidence an  obligation  of, or an interest in, and is not  guaranteed  by the Depositor,  the Seller,  the Master Servicer,  the Servicers,  the Special
Servicer,  the Trustee or the Trust Administrator  referred to below or any of their respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This  certifies  that Credit Suisse First Boston LLC, is the  registered owner of the Percentage  Interest  evidenced by this Certificate  (obtained by dividing  the  denomination  of  this  Certificate  by  the  aggregate  of the denominations  of all  Certificates  of the  Class to which  this  Certificate belongs)  in  certain  monthly  distributions  with  respect  to a Trust  Fund consisting  primarily of the Mortgage  Loans  deposited by Credit Suisse First
Boston  Mortgage  Securities  Corp.  (the  "Depositor").  The  Trust  Fund was
created pursuant to a Pooling and Servicing  Agreement dated as of the Cut-off
Date  specified  above (the  "Agreement")  among  Credit  Suisse  First Boston
Mortgage  Securities  Corp., as depositor,  DLJ Mortgage  Capital,  Inc., as a seller,  Washington  Mutual Bank,  as a seller and as a servicer,  Wells Fargo
Bank,  N.A., as trust  administrator,  master  servicer,  servicer and back-up servicer,  U.S. Bank National  Association,  as trustee,  and Select Portfolio
Servicing,  Inc.,  as a servicer  and as special  servicer.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

      Any  distribution  of the proceeds of any remaining  assets of the Trust
Fund  will be made  only  upon  presentment  and  surrender  of this  Class AR
Certificate at the Corporate  Trust Office or the office or agency  maintained by the Trust Administrator in New York, New York.

      Pursuant  to  Section 6.02(f)  of the  Agreement,  no  transfer  of this
Residual  Certificate  shall be made unless the Trustee  shall have received a representation  letter from the transferee of such Certificate,  acceptable to and in form and  substance  satisfactory  to the Trust  Administrator,  to the effect that such  transferee  is not an employee  benefit plan or  arrangement subject  to  Section 406  of ERISA or  Section 4975  of the Code,  or a person using the assets of any such plan or arrangement which  representation  letter shall not be an expense of the Trustee,  the Trust  Administrator or the Trust
Fund. In the event the  representations  referred to in the preceding sentence are not furnished,  such  representation  shall be deemed to have been made to the Trustee by the transferee's  acceptance of this Residual Certificate or by any  beneficial  owner  who  purchases  an  interest  in this  Certificate  in book-entry  form.  In the event  that a  representation  is  violated,  or any attempt to transfer  this Residual  Certificate  to a plan or  arrangement  or person using a plan's or  arrangement's  assets is  attempted,  the  attempted transfer or acquisition of this Certificate shall be void and of no effect.

      Each Holder of this Class AR  Certificate  will be deemed to have agreed to be bound by the  restrictions  of the Agreement,  including but not limited to the  restrictions  that (i) each person  holding or acquiring any Ownership
Interest in this Class AR Certificate must be a Permitted Transferee,  (ii) no
Ownership  Interest in this Class AR Certificate  may be  transferred  without delivery to the Trust  Administrator  of a transfer  affidavit  of the initial owner or the  proposed  transferee  in the form  described  in the  Agreement,
(iii) each person  holding or acquiring any  Ownership  Interest in this Class
AR  Certificate  must  agree to require a  transfer  affidavit  from any other person to whom such  person  attempts to Transfer  its  Ownership  Interest in this Class AR  Certificate as required  pursuant to the  Agreement,  (iv) each
person   holding  or  acquiring  an  Ownership   Interest  in  this  Class  AR
Certificate must agree not to transfer an Ownership  Interest in this Class AR
Certificate if it has actual  knowledge that the proposed  transferee is not a
Permitted  Transferee  and (v) any  attempted  or  purported  transfer  of any
Ownership  Interest  in  this  Class  AR  Certificate  in  violation  of  such restrictions  will be absolutely  null and void and will vest no rights in the purported transferee.

      Reference is hereby made to the further  provisions of this  Certificate set  forth on the  reverse  hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall  not be  entitled  to  any  benefit  under  the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trust Administrator.

      IN WITNESS WHEREOF,  the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By ______________________________________
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                   Adjustable Rate Mortgage Trust 2005-10,
  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10
                                   Class AR

      This  Certificate  is one of a duly  authorized  issue  of  Certificates
designated  as  Credit  Suisse  First  Boston   Mortgage   Securities   Corp.,
Adjustable Rate Mortgage-Backed Pass-Through Certificates,  Series 2005-10, of
the  Series  specified  on the face  hereof  (herein  collectively  called the
"Certificates"),  and  representing  a  beneficial  ownership  interest in the
Trust Fund created by the Agreement.

      The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look  solely to the funds on deposit in the  Certificate  Account
for   payment   hereunder   and  that   neither  the  Trustee  nor  the  Trust
Administrator  is  liable to the  Certificateholders  for any  amount  payable under this  Certificate  or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

      This  Certificate  does not  purport  to  summarize  the  Agreement  and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee and the Trust Administrator.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing on the first  Distribution  Date  specified on the face hereof,  to the Person in whose name this  Certificate  is  registered  at the close of  business on the applicable  Record Date in an amount  equal to the  product of the  Percentage
Interest  evidenced  by  this  Certificate  and  the  amount  required  to  be distributed to Holders of Certificates of the Class to which this  Certificate belongs on such Distribution  Date pursuant to the Agreement.  The Record Date applicable to each  Distribution  Date is (1) with respect to all Certificates
other  than  the  LIBOR   Certificates   held  in  Book-Entry   Form  on  such
Distribution  Date,  the  close of  business  on the last day of the  calendar month preceding the month in which such  Distribution Date occurs and (2) with
respect  to  the  LIBOR   Certificates   held  in  Book-Entry   Form  on  such
Distribution  Date,  the close of business  on the  Business  Day  immediately preceding such Distribution Date.

      Distributions  on this  Certificate  shall be made by wire  transfer  of immediately  available  funds to the account of the Holder hereof at a bank or
other   entity   having    appropriate    facilities    therefor,    if   such
Certificateholder  shall have so notified the Trust  Administrator  in writing at  least  five  Business  Days  prior  to the  related  Record  Date and such
Certificateholder  shall  satisfy  the  conditions  to  receive  such  form of payment  set  forth in the  Agreement,  or, if not,  by check  mailed by first class  mail  to  the  address  of  such  Certificateholder  appearing  in  the
Certificate  Register.  The final  distribution  on each  Certificate  will be made  in  like  manner,  but  only  upon  presentment  and  surrender  of such
Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment  thereof and the  modification  of the rights and obligations of the
Trustee,  the Trust  Administrator  and the  rights of the  Certificateholders under the Agreement at any time by the  Depositor,  the Master  Servicer,  the
Servicers,  the  Special  Servicer,  the  Seller,  the  Trustee  and the Trust
Administrator  with the  consent of the  Holders of  Certificates  affected by such amendment evidencing the requisite  Percentage  Interest,  as provided in the  Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register of the Trust  Administrator  upon surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or
agency  maintained  by  the  Trust   Administrator  in  New  York,  New  York,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Trust Administrator and the Certificate  Registrar duly executed by the holder hereof or such  holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of the same Class in  authorized  denominations and evidencing the same aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons in  denominations  specified  in the  Agreement.  As  provided  in the
Agreement and subject to certain limitations  therein set forth,  Certificates are  exchangeable  for  new  Certificates  of the  same  Class  in  authorized denominations  and  evidencing  the same  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  each Servicer,  the Master  Servicer,  the Seller,  the
Trustee  and the  Trust  Administrator  and any agent of the  Depositor,  each
Servicer,   the  Master  Servicer,  the  Seller,  the  Trustee  or  the  Trust
Administrator  may  treat  the  Person  in  whose  name  this  Certificate  is registered  as the owner hereof for all purposes,  and none of the  Depositor, the  Servicers,  the Master  Servicer,  the  Seller,  the  Trustee,  the Trust
Administrator  or any  such  agent  shall be  affected  by any  notice  to the contrary.

      On any  Distribution  Date on which  the  Stated  Principal  Balance  of
Mortgage  Loans in such Loan Groups as are specified in the Agreement are less than those  percentages  set forth in the  Agreement,  all remaining  Mortgage
Loans in such  Loan  Groups  and all  property  acquired  in  respect  of such
Mortgage  Loans may be  purchased as provided in the  Agreement.  In the event that no such purchase occurs, the obligations and responsibilities  created by the  Agreement  will  terminate  upon  the  later  of the  maturity  or  other liquidation  (or any advance with respect  thereto) of the last  Mortgage Loan remaining  in the Trust Fund or the  disposition  of all  property  in respect thereof and the distribution to  Certificateholders of all amounts required to be  distributed  pursuant to the  Agreement.  In no event,  however,  will the trust  created  by the  Agreement  continue  beyond  the  earlier  of  (i) the expiration of 21 years from the death of the last survivor of the  descendants living  at  the  date  of the  Agreement  of a  certain  person  named  in the
Agreement or (ii) the  Distribution  Date  following the third  anniversary of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled maturity  date as of the related  Cut-off  Date.  Any term used herein that is defined in the  Agreement  shall have the meaning  assigned in the  Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                     ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination  and Class,  to the above named  assignee  and deliver such
Certificate to the following address:

______________________________________________________________________________
Dated:

                              ________________________________________________
                              Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

   The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately available funds to _____
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number ______________, or, if mailed by check, to _____________________
_______________________________________________________________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________
_______________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

                                 EXHIBIT D-2

                        FORM OF CLASS AR-L CERTIFICATE

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS
THE  PROPOSED  TRANSFEREE  DELIVERS  TO THE  TRUST  ADMINISTRATOR  A  TRANSFER
AFFIDAVIT IN  ACCORDANCE  WITH THE  PROVISIONS  OF THE  AGREEMENT  REFERRED TO
HEREIN.

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS
THE TRANSFEREE  DELIVERS TO THE TRUSTEE A REPRESENTATION  LETTER TO THE EFFECT
THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR ARRANGEMENT  SUBJECT
TO SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS
AMENDED  ("ERISA")  OR  ARRANGEMENT,  OR SECTION  4975 OF THE CODE OR A PERSON
USING  THE  ASSETS  OF SUCH A PLAN OR  ARRANGEMENT.  NOTWITHSTANDING  ANYTHING
ELSE TO THE CONTRARY HEREIN,  ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR
ON BEHALF OF AN EMPLOYEE  BENEFIT PLAN OR  ARRANGEMENT  SUBJECT TO ERISA OR TO
THE CODE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                     :     1

Cut-off Date                        :     September 1, 2005

First Distribution Date             :     September 26, 2005

Initial Certificate Balance
of this Certificate
("Denomination")              :

Initial Certificate Balances
of all Certificates
of this Class                       :

CUSIP                         :

Pass-Through Rate             :     Variable

Maturity Date                       :     November 2035

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                   Adjustable Rate Mortgage Trust 2005-10,
  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10
                                  Class AR-L

      evidencing a percentage  interest in the  distributions  allocable to the  Class  AR-L  Certificates  with  respect  to a Trust  Fund
      consisting   primarily  of  a  pool  of  fixed  rate  conventional
      mortgage  loans (the "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

            Principal in respect of this Certificate is distributable  monthly as set forth herein.  Accordingly,  the Certificate Balance at any time may be less than the Certificate  Balance as set forth herein.  This Certificate does not evidence an  obligation  of, or an interest in, and is not  guaranteed  by the Depositor,  the Seller, the Master Servicer,  the Servicer, the Trustee or
the  Trust  Administrator  referred  to  below  or  any  of  their  respective affiliates.  Neither this  Certificate  nor the Mortgage  Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that  [__________________________________],  is the registered  owner of the  Percentage  Interest  evidenced by this  Certificate
(obtained by dividing the  denomination  of this  Certificate by the aggregate of  the  denominations  of  all  Certificates  of  the  Class  to  which  this
Certificate belongs) in certain monthly  distributions with respect to a Trust
Fund  consisting  primarily of the Mortgage  Loans  deposited by Credit Suisse
First Boston Mortgage  Securities Corp. (the "Depositor").  The Trust Fund was
created pursuant to a Pooling and Servicing  Agreement dated as of the Cut-off
Date  specified  above (the  "Agreement")  among  Credit  Suisse  First Boston
Mortgage  Securities  Corp., as depositor,  DLJ Mortgage  Capital,  Inc., as a seller,  Washington  Mutual Bank,  as a seller and as a servicer,  Wells Fargo
Bank,  N.A., as trust  administrator,  master  servicer,  servicer and back-up servicer,  U.S. Bank National  Association,  as trustee,  and Select Portfolio
Servicing,  Inc.,  as a servicer  and as special  servicer.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

            Any  distribution  of the proceeds of any remaining  assets of the
Trust  Fund will be made only upon  presentment  and  surrender  of this Class
AR-L  Certificate  at the  Corporate  Trust  Office  or the  office  or agency maintained by the Trust Administrator in New York, New York.

      Pursuant  to  Section 6.02(f)  of the  Agreement,  no  transfer  of this
Residual  Certificate  shall be made unless the Trustee  shall have received a representation  letter from the transferee of such Certificate,  acceptable to and in form and  substance  satisfactory  to the Trust  Administrator,  to the effect that such  transferee  is not an employee  benefit plan or  arrangement subject  to  Section 406  of ERISA or  Section 4975  of the Code,  or a person using the assets of any such plan or arrangement which  representation  letter shall not be an expense of the Trustee,  the Trust  Administrator or the Trust
Fund. In the event the  representations  referred to in the preceding sentence are not furnished,  such  representation  shall be deemed to have been made to the Trustee by the transferee's  acceptance of this Residual Certificate or by any  beneficial  owner  who  purchases  an  interest  in this  Certificate  in book-entry  form.  In the event  that a  representation  is  violated,  or any attempt to transfer  this Residual  Certificate  to a plan or  arrangement  or person using a plan's or  arrangement's  assets is  attempted,  the  attempted transfer or acquisition of this Certificate shall be void and of no effect.

            Each Holder of this Class AR-L  Certificate will be deemed to have agreed to be bound by the  restrictions  of the  Agreement,  including but not limited to the  restrictions  that (i) each person  holding or  acquiring  any
Ownership  Interest  in  this  Class  AR-L  Certificate  must  be a  Permitted
Transferee,  (ii) no Ownership  Interest in this Class AR-L Certificate may be transferred  without  delivery  to  the  Trust  Administrator  of  a  transfer affidavit  of  the  initial  owner  or the  proposed  transferee  in the  form described  in the  Agreement,  (iii)  each  person  holding or  acquiring  any
Ownership  Interest  in this  Class AR-L  Certificate  must agree to require a transfer  affidavit  from any other  person to whom such  person  attempts  to
Transfer its  Ownership  Interest in this Class AR-L  Certificate  as required pursuant to the Agreement,  (iv) each person holding or acquiring an Ownership
Interest  in this  Class  AR-L  Certificate  must  agree  not to  transfer  an
Ownership  Interest in this Class AR-L  Certificate if it has actual knowledge that  the  proposed  transferee  is not a  Permitted  Transferee  and  (v) any attempted or purported  transfer of any Ownership  Interest in this Class AR-L
Certificate  in violation of such  restrictions  will be  absolutely  null and void and will vest no rights in the purported transferee.

            Reference  is  hereby  made  to the  further  provisions  of  this
Certificate set forth on the reverse hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

            This  Certificate  shall not be entitled to any benefit  under the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trust Administrator.

            IN  WITNESS  WHEREOF,  the Trust  Administrator  has  caused  this
Certificate to be duly executed.

Dated: __________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By ________________________________
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                   Adjustable Rate Mortgage Trust 2005-10,
  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10
                                  Class AR-L

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated  as Credit  Suisse First Boston  Mortgage  Securities
Corp., Adjustable Rate CSFB Mortgage-Backed Pass-Through Certificates,  Series
2005-10,  of the Series  specified  on the face  hereof  (herein  collectively called the  "Certificates"),  and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees  that it will look  solely to the funds on deposit  in the  Certificate
Account  for  payment  hereunder  and that  neither  the Trustee nor the Trust
Administrator  is  liable to the  Certificateholders  for any  amount  payable under this  Certificate  or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee and the Trust Administrator.

            Pursuant to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each  month,  or, if such  25th day is not a  Business
Day, the Business Day immediately  following such 25th day (the  "Distribution
Date"),  commencing  on the  first  Distribution  Date  specified  on the face hereof,  to the Person in whose name this  Certificate  is  registered  at the close of business  on the  applicable  Record  Date in an amount  equal to the product of the  Percentage  Interest  evidenced  by this  Certificate  and the amount  required to be distributed to Holders of  Certificates of the Class to which this  Certificate  belongs on such  Distribution  Date  pursuant  to the
Agreement.  The Record Date applicable to each  Distribution  Date is (1) with respect  to all  Certificates  other  than  the  LIBOR  Certificates  held  in
Book-Entry Form on such  Distribution  Date, the close of business on the last day of the calendar month preceding the month in which such  Distribution Date occurs and (2) with respect to the LIBOR  Certificates held in Book-Entry Form on  such  Distribution  Date,  the  close  of  business  on the  Business  Day immediately preceding such Distribution Date.

            Distributions on this  Certificate  shall be made by wire transfer of immediately  available  funds to the account of the Holder hereof at a bank
or   other   entity   having   appropriate   facilities   therefor,   if  such
Certificateholder  shall have so notified the Trust  Administrator  in writing at  least  five  Business  Days  prior  to the  related  Record  Date and such
Certificateholder  shall  satisfy  the  conditions  to  receive  such  form of payment  set  forth in the  Agreement,  or, if not,  by check  mailed by first class  mail  to  the  address  of  such  Certificateholder  appearing  in  the
Certificate  Register.  The final  distribution  on each  Certificate  will be made  in  like  manner,  but  only  upon  presentment  and  surrender  of such
Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

            The Agreement  permits,  with certain exceptions therein provided, the amendment  thereof and the  modification  of the rights and obligations of the Trustee, the Trust Administrator and the rights of the  Certificateholders under the Agreement at any time by the  Depositor,  the Master  Servicer,  the
Servicer,  the  Seller,  the  Trustee  and the  Trust  Administrator  with the consent of the Holders of Certificates  affected by such amendment  evidencing the requisite  Percentage  Interest,  as provided in the  Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such  Holder  and upon  all  future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in  exchange  therefor or in lieu  hereof  whether  or not  notation  of such  consent  is made  upon  this
Certificate.  The  Agreement  also permits the amendment  thereof,  in certain limited  circumstances,  without  the  consent  of the  Holders  of any of the
Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate  is  registrable  in the
Certificate  Register  of the  Trust  Administrator  upon  surrender  of  this
Certificate for  registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust  Administrator in New York, New York,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Trust Administrator and the Certificate  Registrar duly executed by the holder hereof or such  holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of the same Class in  authorized  denominations and evidencing the same aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in  denominations  specified in the Agreement.  As provided in
the  Agreement  and  subject  to  certain   limitations   therein  set  forth,
Certificates  are  exchangeable  for new  Certificates  of the  same  Class in
authorized   denominations  and  evidencing  the  same  aggregate   Percentage
Interest, as requested by the Holder surrendering the same.

            No  service  charge  will be made  for any  such  registration  of transfer or exchange,  but the Trust  Administrator  may require  payment of a sum  sufficient  to cover  any tax or other  governmental  charge  payable  in connection therewith.

            The Depositor,  the Servicer, the Master Servicer, the Seller, the
Trustee  and the  Trust  Administrator  and any  agent of the  Depositor,  the
Servicer,   the  Master  Servicer,  the  Seller,  the  Trustee  or  the  Trust
Administrator  may  treat  the  Person  in  whose  name  this  Certificate  is registered  as the owner hereof for all purposes,  and none of the  Depositor, the  Servicer,  the  Master  Servicer,  the  Seller,  the  Trustee,  the Trust
Administrator  or any  such  agent  shall be  affected  by any  notice  to the contrary.

      On any  Distribution  Date on which  the  Stated  Principal  Balance  of
Mortgage  Loans in such Loan Groups as are specified in the Agreement are less than those  percentages  set forth in the  Agreement,  all remaining  Mortgage
Loans in such  Loan  Groups  and all  property  acquired  in  respect  of such
Mortgage  Loans may be  purchased as provided in the  Agreement.  In the event that no such purchase occurs, the obligations and responsibilities  created by the  Agreement  will  terminate  upon  the  later  of the  maturity  or  other liquidation  (or any advance with respect  thereto) of the last  Mortgage Loan remaining  in the Trust Fund or the  disposition  of all  property  in respect thereof and the distribution to  Certificateholders of all amounts required to be  distributed  pursuant to the  Agreement.  In no event,  however,  will the trust  created  by the  Agreement  continue  beyond  the  earlier  of  (i) the expiration of 21 years from the death of the last survivor of the  descendants living  at  the  date  of the  Agreement  of a  certain  person  named  in the
Agreement or (ii) the  Distribution  Date  following the third  anniversary of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled maturity  date as of the related  Cut-off  Date.  Any term used herein that is defined in the  Agreement  shall have the meaning  assigned in the  Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination  and Class,  to the above named  assignee  and deliver such
Certificate to the following address:

______________________________________________________________________________
Dated:

                              ________________________________________________
                              Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

   The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately available funds to _____
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number ______________, or, if mailed by check, to _____________________
_______________________________________________________________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________
_______________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

                                  EXHIBIT E

                         FORM OF CLASS P CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS
OWNERSHIP  OF A  "REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES
AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS  CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED  ("THE  ACT").  ANY RESALE OR  TRANSFER  OF THIS  CERTIFICATE  WITHOUT
REGISTRATION  THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED
FROM  THE  REGISTRATION  REQUIREMENTS  OF THE ACT AND IN  ACCORDANCE  WITH THE
PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION  6.02(f) OF THE AGREEMENT,  NEITHER THIS  CERTIFICATE  NOR
ANY INTEREST HEREIN MAY BE TRANSFERRED  UNLESS THE TRANSFEREE  DELIVERS TO THE
TRUSTEE (I) A REPRESENTATION  LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT
AN EMPLOYEE  BENEFIT PLAN OR  ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA") OR SECTION 4975 OF THE CODE
OR A PERSON  USING THE  ASSETS OF SUCH A PLAN OR  ARRANGEMENT,  OR (II) IF THE
PURCHASER IS AN INSURANCE  COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF
AN  ERISA-QUALIFYING  UNDERWRITING,  A  REPRESENTATION  IN ACCORDANCE WITH THE
PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL
IN ACCORDANCE  WITH THE  PROVISIONS OF THE  AGREEMENT  REFERRED TO HEREIN.  IN
THE EVENT THE  REPRESENTATIONS  REFERRED TO IN THE PRECEDING  SENTENCE ARE NOT
FURNISHED,  SUCH  REPRESENTATION  SHALL BE  DEEMED  TO HAVE  BEEN  MADE TO THE
TRUSTEE  BY  THE  TRANSFEREE'S  ACCEPTANCE  OF  THIS  CERTIFICATE,  OR BY  ANY
BENEFICIAL  OWNER WHO PURCHASES AN INTEREST IN THIS  CERTIFICATE IN BOOK-ENTRY
FORM.  IN THE EVENT  THAT A  REPRESENTATION  IS  VIOLATED,  OR ANY  ATTEMPT TO
TRANSFER THIS  CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON ACTING ON BEHALF
OF A PLAN OR USING A PLAN'S OR ARRANGEMENT'S  ASSETS IS ATTEMPTED  WITHOUT THE
DELIVERY  TO THE  TRUSTEE  OF THE  OPINION  OF COUNSEL  DESCRIBED  ABOVE,  THE
ATTEMPTED  TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO
EFFECT.

THIS  CERTIFICATE  HAS  NO  PRINCIPAL  BALANCE  AND  IS  NOT  ENTITLED  TO ANY
DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                     :     P-1

Cut-off Date                        :     September 1, 2005

First Distribution Date             :     September 26, 2005

Percentage Interest                 :     ____%

CUSIP                         :

Maturity Date                       :     November 2035

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                   Adjustable Rate Mortgage Trust 2005-10,
  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10,
                                   Class P

      evidencing  a  100%  Percentage   Interest  in  the  distributions
      allocable  to the  Class P  Certificates  with  respect to a Trust
      Fund   consisting   primarily  of  a  pool  of   adjustable   rate
      conventional  mortgage  loans (the  "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      This  Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor,  the Seller, the Master Servicer,  the
Servicers,  the  Special  Servicer,  the  Trustee  or the Trust  Administrator
referred  to  below  or any  of  their  respective  affiliates.  Neither  this
Certificate   nor  the  Mortgage  Loans  are  guaranteed  or  insured  by  any governmental agency or instrumentality.

      This  certifies  that  _____________________________,  is the registered owner of the Percentage  Interest  evidenced by this Certificate  (obtained by dividing  the  denomination  of  this  Certificate  by  the  aggregate  of the denominations  of all  Certificates  of the  Class to which  this  Certificate belongs)  in  certain  monthly  distributions  with  respect  to a Trust  Fund consisting  primarily of the Mortgage  Loans  deposited by Credit Suisse First
Boston  Mortgage  Securities  Corp.  (the  "Depositor").  The  Trust  Fund was
created pursuant to a Pooling and Servicing  Agreement dated as of the Cut-off
Date  specified  above (the  "Agreement")  among  Credit  Suisse  First Boston
Mortgage  Securities  Corp., as depositor,  DLJ Mortgage  Capital,  Inc., as a seller,  Washington  Mutual Bank,  as a seller and as a servicer,  Wells Fargo
Bank,  N.A., as trust  administrator,  master  servicer,  servicer and back-up servicer,  U.S. Bank National  Association,  as trustee,  and Select Portfolio
Servicing,  Inc.,  as a servicer  and as special  servicer.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

      No transfer of this  Certificate  shall be made unless such  transfer is made pursuant to an effective  registration statement under the Securities Act and any applicable  state  securities laws or is exempt from the  registration requirements  under  said Act and such laws.  In the event that a transfer  is to be made in reliance  upon an  exemption  from the  Securities  Act and such laws, in order to assure  compliance  with the  Securities  Act and such laws,
the   Certificateholder   desiring   to   effect   such   transfer   and  such
Certificateholder's  prospective  transferee  shall each  certify to the Trust
Administrator in writing the facts  surrounding the transfer and (i) deliver a letter in  substantially  the form of either  Exhibit L and either (A) Exhibit
M-1,  provided that all of the  Certificates of the Class shall be transferred to one investor or the Depositor  otherwise consents to such transfer,  or (B)
Exhibit M-2 or (ii) there shall be  delivered  to the Trust  Administrator  at the expense of the  transferor an Opinion of Counsel that such transfer may be made  pursuant to an exemption  from the  Securities  Act.  The Holder  hereof desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the Trust  Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in  accordance with such federal and state laws.

      Pursuant  to  Section 6.02(f)  of  the  Agreement,  no  transfer  of  an
ERISA-Restricted  Certificate  shall be made  unless  the  Trustee  shall have received  either  (i) a  representation  letter  from the  transferee  of such
ERISA-Restricted  Certificate,   acceptable  to  and  in  form  and  substance
satisfactory  to the Trust  Administrator,  to the effect that such transferee is not an employee  benefit  plan or  arrangement  subject to  Section 406  of
ERISA or  Section 4975  of the Code,  or a person using the assets of any such plan or  arrangement  which  representation  letter shall not be an expense of the Trustee,  the Trust Administrator or the Trust Fund, (ii) if the purchaser is an  insurance  company and the  ERISA-Restricted  Certificate  has been the subject  of  an  ERISA-Qualifying  Underwriting,  a  representation  that  the purchaser is an insurance  company which is purchasing such  Certificates with funds  contained in an "insurance  company  general  account" (as such term is defined in  Section V(e)  of  Prohibited  Transaction  Class  Exemption  95-60
("PTCE  95-60"))  and that the purchase  and holding of such  Certificate  are covered  under  Sections  I and III of PTCE  95-60 or (iii) in the case of any such  ERISA-Restricted  Certificate  presented for registration in the name of an employee  benefit  plan  subject to ERISA or  Section 4975  of the Code (or comparable  provisions of any subsequent  enactments),  or a person using such plan's or  arrangement's  assets,  an Opinion of Counsel  satisfactory  to the
Trust  Administrator  to the  effect  that the  purchase  or  holding  of such
Certificate will not result in prohibited  transactions  under  Section 406 of
ERISA and/or Section 4975 of the Code and will not subject the Depositor,  the
Trustee,  the Trust  Administrator,  the Master Servicer or any other Servicer to any  obligation in addition to those  undertaken in this  Agreement,  which
Opinion  of  Counsel  shall not be an  expense  of such  parties  or the Trust
Fund. In the event the  representations  referred to in the preceding sentence are not furnished,  such  representation  shall be deemed to have been made to the Trustee by the transferee's acceptance of an ERISA-Restricted  Certificate or by any  beneficial  owner who purchases an interest in this  certificate in book-entry  form.  In the event  that a  representation  is  violated,  or any attempt to transfer an  ERISA-Restricted  Certificate to a plan or arrangement or person  using a plan's or  arrangement's  assets is  attempted  without the delivery  to the  Trustee  of the  Opinion  of Counsel  described  above,  the attempted  transfer or acquisition of this certificate shall be void and of no effect.

      Reference is hereby made to the further  provisions of this  Certificate set forth following the signature page hereof,  which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall  not be  entitled  to  any  benefit  under  the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trust Administrator.

      On any  Distribution  Date on which  the  Stated  Principal  Balance  of
Mortgage  Loans in such Loan Groups as are specified in the Agreement are less than those  percentages  set forth in the  Agreement,  all remaining  Mortgage
Loans in such  Loan  Groups  and all  property  acquired  in  respect  of such
Mortgage  Loans may be  purchased as provided in the  Agreement.  In the event that no such purchase occurs, the obligations and responsibilities  created by the  Agreement  will  terminate  upon  the  later  of the  maturity  or  other liquidation  (or any advance with respect  thereto) of the last  Mortgage Loan remaining  in the Trust Fund or the  disposition  of all  property  in respect thereof and the distribution to  Certificateholders of all amounts required to be  distributed  pursuant to the  Agreement.  In no event,  however,  will the trust  created  by the  Agreement  continue  beyond  the  earlier  of  (i) the expiration of 21 years from the death of the last survivor of the  descendants living  at  the  date  of the  Agreement  of a  certain  person  named  in the
Agreement or (ii) the  Distribution  Date  following the third  anniversary of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled maturity  date as of the related  Cut-off  Date.  Any term used herein that is defined in the  Agreement  shall have the meaning  assigned in the  Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF,  the Trust Administrator has caused this Certificate to be duly executed.

Dated:  _______________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By ________________________________
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                   Adjustable Rate Mortgage Trust 2005-10,
  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10,
                                   Class P

      This  Certificate  is one of a duly  authorized  issue  of  Certificates
designated  as  Credit  Suisse  First  Boston   Mortgage   Securities   Corp.,
Adjustable  Rate Mortgage Trust 2005-10,  of the Series  specified on the face hereof (herein  collectively  called the  "Certificates"),  and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

      The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look  solely to the funds on deposit in the  Certificate  Account
for   payment   hereunder   and  that   neither  the  Trustee  nor  the  Trust
Administrator  is  liable to the  Certificateholders  for any  amount  payable under this  Certificate  or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

      This  Certificate  does not  purport  to  summarize  the  Agreement  and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee and the Trust Administrator.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing on the first  Distribution  Date  specified on the face hereof,  to the Person in whose name this  Certificate  is  registered  at the close of  business on the applicable  Record Date in an amount  equal to the  product of the  Percentage
Interest  evidenced  by  this  Certificate  and  the  amount  required  to  be distributed to Holders of Certificates of the Class to which this  Certificate belongs on such Distribution  Date pursuant to the Agreement.  The Record Date applicable to each  Distribution  Date is (1) with respect to all Certificates
other  than  the  LIBOR   Certificates   held  in  Book-Entry   Form  on  such
Distribution  Date,  the  close of  business  on the last day of the  calendar month preceding the month in which such  Distribution Date occurs and (2) with
respect  to  the  LIBOR   Certificates   held  in  Book-Entry   Form  on  such
Distribution  Date,  the close of business  on the  Business  Day  immediately preceding such Distribution Date.

      Distributions  on this  Certificate  shall be made by wire  transfer  of immediately  available  funds to the account of the Holder hereof at a bank or
other   entity   having    appropriate    facilities    therefor,    if   such
Certificateholder  shall have so notified the Trust  Administrator  in writing at  least  five  Business  Days  prior  to the  related  Record  Date and such
Certificateholder  shall  satisfy  the  conditions  to  receive  such  form of payment  set  forth in the  Agreement,  or, if not,  by check  mailed by first class  mail  to  the  address  of  such  Certificateholder  appearing  in  the
Certificate  Register.  The final  distribution  on each  Certificate  will be made  in  like  manner,  but  only  upon  presentment  and  surrender  of such
Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment  thereof and the  modification  of the rights and obligations of the
Trustee,  the Trust  Administrator  and the  rights of the  Certificateholders under the Agreement at any time by the  Depositor,  the Master  Servicer,  the
Servicers,  the  Special  Servicer,  the  Seller,  the  Trustee  and the Trust
Administrator  with the  consent of the  Holders of  Certificates  affected by such amendment evidencing the requisite  Percentage  Interest,  as provided in the  Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register of the Trust  Administrator  upon surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or
agency  maintained  by  the  Trust   Administrator  in  New  York,  New  York,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Trust Administrator and the Certificate  Registrar duly executed by the holder hereof or such  holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of the same Class in  authorized  denominations and evidencing the same aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons in  denominations  specified  in the  Agreement.  As  provided  in the
Agreement and subject to certain limitations  therein set forth,  Certificates are  exchangeable  for  new  Certificates  of the  same  Class  in  authorized denominations  and  evidencing  the same  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor,  each Servicer,  the Master  Servicer,  each Seller,  the
Trustee  and the  Trust  Administrator  and any agent of the  Depositor,  each
Servicer,  the  Master  Servicer,  each  Seller,  the  Trustee  or  the  Trust
Administrator  may  treat  the  Person  in  whose  name  this  Certificate  is registered  as the owner hereof for all purposes,  and none of the  Depositor, the  Servicers,  the Master  Servicer,  the  Seller,  the  Trustee,  the Trust
Administrator  or any  such  agent  shall be  affected  by any  notice  to the contrary.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination  and Class,  to the above named  assignee  and deliver such
Certificate to the following address:

______________________________________________________________________________
Dated:

                              ________________________________________________
                              Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

   The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately available funds to _____
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number ______________, or, if mailed by check, to _____________________
_______________________________________________________________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________
_______________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

                                  EXHIBIT F

                       FORM OF CLASS [__]-X CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS
OWNERSHIP  OF A  "REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES
AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS  CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED  ("THE  ACT").  ANY RESALE OR  TRANSFER  OF THIS  CERTIFICATE  WITHOUT
REGISTRATION  THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED
FROM  THE  REGISTRATION  REQUIREMENTS  OF THE ACT AND IN  ACCORDANCE  WITH THE
PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION  6.02(f) OF THE AGREEMENT,  NEITHER THIS  CERTIFICATE  NOR
ANY INTEREST HEREIN MAY BE TRANSFERRED  UNLESS THE TRANSFEREE  DELIVERS TO THE
TRUSTEE (I) A REPRESENTATION  LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT
AN EMPLOYEE  BENEFIT PLAN OR  ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA") OR SECTION 4975 OF THE CODE
OR A PERSON  USING THE  ASSETS OF SUCH A PLAN OR  ARRANGEMENT,  OR (II) IF THE
PURCHASER IS AN INSURANCE  COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF
AN  ERISA-QUALIFYING  UNDERWRITING,  A  REPRESENTATION  IN ACCORDANCE WITH THE
PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL
IN ACCORDANCE  WITH THE  PROVISIONS OF THE  AGREEMENT  REFERRED TO HEREIN.  IN
THE EVENT THE  REPRESENTATIONS  REFERRED TO IN THE PRECEDING  SENTENCE ARE NOT
FURNISHED,  SUCH  REPRESENTATION  SHALL BE  DEEMED  TO HAVE  BEEN  MADE TO THE
TRUSTEE  BY  THE  TRANSFEREE'S  ACCEPTANCE  OF  THIS  CERTIFICATE,  OR BY  ANY
BENEFICIAL  OWNER WHO PURCHASES AN INTEREST IN THIS  CERTIFICATE IN BOOK-ENTRY
FORM.  IN THE EVENT  THAT A  REPRESENTATION  IS  VIOLATED,  OR ANY  ATTEMPT TO
TRANSFER THIS  CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON ACTING ON BEHALF
OF A PLAN OR USING A PLAN'S OR ARRANGEMENT'S  ASSETS IS ATTEMPTED  WITHOUT THE
DELIVERY  TO THE  TRUSTEE  OF THE  OPINION  OF COUNSEL  DESCRIBED  ABOVE,  THE
ATTEMPTED  TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO
EFFECT.

THIS  CERTIFICATE  HAS  NO  PRINCIPAL  BALANCE  AND  IS  NOT  ENTITLED  TO ANY
DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                     :     1

Cut-off Date                        :     September 1, 2005

First Distribution Date             :     September 26, 2005

Initial Notional Amount of this
Certificate ("Denomination")        :

Initial Class Notional Amount of
all Certificates of this Class            :

Percentage Interest                 :     100%

CUSIP                         :

Pass-Through Rate             :     N/A

Maturity Date                       :     November 2035

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                   Adjustable Rate Mortgage Trust 2005-10,
  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10
                                 Class [__]-X

      evidencing  a  100%  Percentage   Interest  in  the  distributions
      allocable  to the  Class [__]-X  Certificates  with  respect  to a
      Trust  Fund  consisting  primarily  of a pool of  adjustable  rate conventional  mortgage  loans (the  "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      This  Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor,  the Seller, the Master Servicer,  the
Servicers,  the  Special  Servicer,  the  Trustee  or the Trust  Administrator
referred  to  below  or any  of  their  respective  affiliates.  Neither  this
Certificate   nor  the  Mortgage  Loans  are  guaranteed  or  insured  by  any governmental agency or instrumentality.

      This certifies that [_____________________________________________],  is the registered owner of the Percentage  Interest evidenced by this Certificate
(obtained by dividing the  denomination  of this  Certificate by the aggregate of  the  denominations  of  all  Certificates  of  the  Class  to  which  this
Certificate belongs) in certain monthly  distributions with respect to a Trust
Fund  consisting  primarily of the Mortgage  Loans  deposited by Credit Suisse
First Boston Mortgage  Securities Corp. (the "Depositor").  The Trust Fund was
created pursuant to a Pooling and Servicing  Agreement dated as of the Cut-off
Date  specified  above (the  "Agreement")  among  Credit  Suisse  First Boston
Mortgage  Securities  Corp., as depositor,  DLJ Mortgage  Capital,  Inc., as a seller,  Washington  Mutual Bank,  as a seller and as a servicer,  Wells Fargo
Bank,  N.A., as trust  administrator,  master  servicer,  servicer and back-up servicer,  U.S. Bank National  Association,  as trustee,  and Select Portfolio
Servicing,  Inc.,  as a servicer  and as special  servicer.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

      No transfer of this  Certificate  shall be made unless such  transfer is made pursuant to an effective  registration statement under the Securities Act and any applicable  state  securities laws or is exempt from the  registration requirements  under  said Act and such laws.  In the event that a transfer  is to be made in reliance  upon an  exemption  from the  Securities  Act and such laws, in order to assure  compliance  with the  Securities  Act and such laws,
the   Certificateholder   desiring   to   effect   such   transfer   and  such
Certificateholder's  prospective  transferee  shall each  certify to the Trust
Administrator in writing the facts  surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either  (A) Exhibit M
1, provided that all of the  Certificates of the Class shall be transferred to one investor or the  Depositor  otherwise  consents to such  transfer,  or (B)
Exhibit M 2 or (ii) there shall be  delivered  to the Trust  Administrator  at the expense of the  transferor an Opinion of Counsel that such transfer may be made  pursuant to an exemption  from the  Securities  Act.  The Holder  hereof desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the Trust  Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in  accordance with such federal and state laws.

      Pursuant  to  Section 6.02(f)  of  the  Agreement,  no  transfer  of  an
ERISA-Restricted  Certificate  shall be made  unless  the  Trustee  shall have received  either  (i) a  representation  letter  from the  transferee  of such
ERISA-Restricted  Certificate,   acceptable  to  and  in  form  and  substance
satisfactory  to the Trust  Administrator,  to the effect that such transferee is not an employee  benefit  plan or  arrangement  subject to  Section 406  of
ERISA or  Section 4975  of the Code,  or a person using the assets of any such plan or  arrangement  which  representation  letter shall not be an expense of the Trustee,  the Trust Administrator or the Trust Fund, (ii) if the purchaser is an  insurance  company and the  ERISA-Restricted  Certificate  has been the subject  of  an  ERISA-Qualifying  Underwriting,  a  representation  that  the purchaser is an insurance  company which is purchasing such  Certificates with funds  contained in an "insurance  company  general  account" (as such term is defined in  Section V(e)  of  Prohibited  Transaction  Class  Exemption  95-60
("PTCE  95-60"))  and that the purchase  and holding of such  Certificate  are covered  under  Sections  I and III of PTCE  95-60 or (iii) in the case of any such  ERISA-Restricted  Certificate  presented for registration in the name of an employee  benefit  plan  subject to ERISA or  Section 4975  of the Code (or comparable  provisions of any subsequent  enactments),  or a person using such plan's or  arrangement's  assets,  an Opinion of Counsel  satisfactory  to the
Trust  Administrator  to the  effect  that the  purchase  or  holding  of such
Certificate will not result in prohibited  transactions  under  Section 406 of
ERISA and/or Section 4975 of the Code and will not subject the Depositor,  the
Trustee,  the Trust  Administrator,  the Master Servicer or any other Servicer to any  obligation in addition to those  undertaken in this  Agreement,  which
Opinion  of  Counsel  shall not be an  expense  of such  parties  or the Trust
Fund. In the event the  representations  referred to in the preceding sentence are not furnished,  such  representation  shall be deemed to have been made to the Trustee by the transferee's acceptance of an ERISA-Restricted  Certificate or by any  beneficial  owner who purchases an interest in this  certificate in book-entry  form.  In the event  that a  representation  is  violated,  or any attempt to transfer an  ERISA-Restricted  Certificate to a plan or arrangement or person  using a plan's or  arrangement's  assets is  attempted  without the delivery  to the  Trustee  of the  Opinion  of Counsel  described  above,  the attempted  transfer or acquisition of this certificate shall be void and of no effect.

      Reference is hereby made to the further  provisions of this  Certificate set  forth on the  reverse  hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall  not be  entitled  to  any  benefit  under  the
Agreement  or be valid for any purpose  unless  manually  countersigned  by an authorized signatory of the Trust Administrator.

      On any  Distribution  Date on which  the  Stated  Principal  Balance  of
Mortgage  Loans in such Loan Groups as are specified in the Agreement are less than those  percentages  set forth in the  Agreement,  all remaining  Mortgage
Loans in such  Loan  Groups  and all  property  acquired  in  respect  of such
Mortgage  Loans may be  purchased as provided in the  Agreement.  In the event that no such purchase occurs, the obligations and responsibilities  created by the  Agreement  will  terminate  upon  the  later  of the  maturity  or  other liquidation  (or any advance with respect  thereto) of the last  Mortgage Loan remaining  in the Trust Fund or the  disposition  of all  property  in respect thereof and the distribution to  Certificateholders of all amounts required to be  distributed  pursuant to the  Agreement.  In no event,  however,  will the trust  created  by the  Agreement  continue  beyond  the  earlier  of  (i) the expiration of 21 years from the death of the last survivor of the  descendants living  at  the  date  of the  Agreement  of a  certain  person  named  in the
Agreement or (ii) the  Distribution  Date  following the third  anniversary of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled maturity  date as of the related  Cut-off  Date.  Any term used herein that is defined in the  Agreement  shall have the meaning  assigned in the  Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF,  the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By ________________________________
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                   Adjustable Rate Mortgage Trust 2005-10,
  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10
                                 Class [__]-X

      This  Certificate  is one of a duly  authorized  issue  of  Certificates
designated  as  Credit  Suisse  First  Boston   Mortgage   Securities   Corp.,
Adjustable Rate Mortgage-Backed Pass-Through Certificates,  Series 2005-10, of
the  Series  specified  on the face  hereof  (herein  collectively  called the
"Certificates"),  and  representing  a  beneficial  ownership  interest in the
Trust Fund created by the Agreement.

      The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look  solely to the funds on deposit in the  Certificate  Account
for   payment   hereunder   and  that   neither  the  Trustee  nor  the  Trust
Administrator  is  liable to the  Certificateholders  for any  amount  payable under this  Certificate  or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

      This  Certificate  does not  purport  to  summarize  the  Agreement  and reference is made to the Agreement for the interests,  rights and  limitations of  rights,  benefits,  obligations  and  duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee and the Trust Administrator.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing on the first  Distribution  Date  specified on the face hereof,  to the Person in whose name this  Certificate  is  registered  at the close of  business on the applicable  Record Date in an amount  equal to the  product of the  Percentage
Interest  evidenced  by  this  Certificate  and  the  amount  required  to  be distributed to Holders of Certificates of the Class to which this  Certificate belongs on such Distribution  Date pursuant to the Agreement.  The Record Date applicable to each  Distribution  Date is (1) with respect to all Certificates
other  than  the  LIBOR   Certificates   held  in  Book-Entry   Form  on  such
Distribution  Date,  the  close of  business  on the last day of the  calendar month preceding the month in which such  Distribution Date occurs and (2) with
respect  to  the  LIBOR   Certificates   held  in  Book-Entry   Form  on  such
Distribution  Date,  the close of business  on the  Business  Day  immediately preceding such Distribution Date.

      Distributions  on this  Certificate  shall be made by wire  transfer  of immediately  available  funds to the account of the Holder hereof at a bank or
other   entity   having    appropriate    facilities    therefor,    if   such
Certificateholder  shall have so notified the Trust  Administrator  in writing at  least  five  Business  Days  prior  to the  related  Record  Date and such
Certificateholder  shall  satisfy  the  conditions  to  receive  such  form of payment  set  forth in the  Agreement,  or, if not,  by check  mailed by first class  mail  to  the  address  of  such  Certificateholder  appearing  in  the
Certificate  Register.  The final  distribution  on each  Certificate  will be made  in  like  manner,  but  only  upon  presentment  and  surrender  of such
Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment  thereof and the  modification  of the rights and obligations of the
Trustee,  the Trust  Administrator  and the  rights of the  Certificateholders under the Agreement at any time by the  Depositor,  the Master  Servicer,  the
Servicers,  the  Special  Servicer,  the  Seller,  the  Trustee  and the Trust
Administrator  with the  consent of the  Holders of  Certificates  affected by such amendment evidencing the requisite  Percentage  Interest,  as provided in the  Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive  and  binding on such  Holder  and upon all future  Holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof, in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register of the Trust  Administrator  upon surrender of this  Certificate  for registration  of  transfer  at the  Corporate  Trust  Office or the  office or
agency  maintained  by  the  Trust   Administrator  in  New  York,  New  York,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Trust Administrator and the Certificate  Registrar duly executed by the holder hereof or such  holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of the same Class in  authorized  denominations and evidencing the same aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons in  denominations  specified  in the  Agreement.  As  provided  in the
Agreement and subject to certain limitations  therein set forth,  Certificates are  exchangeable  for  new  Certificates  of the  same  Class  in  authorized denominations  and  evidencing  the same  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  each Servicer,  the Master  Servicer,  the Seller,  the
Trustee  and the  Trust  Administrator  and any agent of the  Depositor,  each
Servicer,   the  Master  Servicer,  the  Seller,  the  Trustee  or  the  Trust
Administrator  may  treat  the  Person  in  whose  name  this  Certificate  is registered  as the owner hereof for all purposes,  and none of the  Depositor, the  Servicers,  the Master  Servicer,  the  Seller,  the  Trustee,  the Trust
Administrator  or any  such  agent  shall be  affected  by any  notice  to the contrary.

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee)

the  Percentage  Interest  evidenced  by the  within  Certificate  and  hereby authorizes  the  transfer  of  registration  of such  Percentage  Interest  to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination  and Class,  to the above named  assignee  and deliver such
Certificate to the following address:

______________________________________________________________________________
Dated:

                              ________________________________________________
                              Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

   The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately available funds to _____
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number ______________, or, if mailed by check, to _____________________
_______________________________________________________________________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________
_______________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

                                  EXHIBIT G

                                  [RESERVED]

                                  EXHIBIT H

                         FORM OF SERVICER INFORMATION

The  following  information  will be e-mailed  to the Master  Servicer by each
Servicer and to the Trust Administrator by the Master Servicer:

Servicer Loan Number
Trust Loan Number (if applicable)
Scheduled Net Interest
Scheduled Principal
Curtailment Applied
Curtailment Adjustment
Mortgage Rate
Servicing Fee Rate
P&I Payment
Beginning Scheduled Balance
Ending Scheduled Balance
Ending Actual Principal Balance
Due Date
Prepayment in full Principal
Prepayment in full Net Interest
Prepayment in full Penalty
Delinquencies:
      1-30
      31-60
      61-90
      91 +
Foreclosures
REO Properties
Loss Amounts & Loss Types (i.e., Bankruptcy, Excess, Deficient Valuation,
Debt Reduction)

Wells Fargo Bank NA
9062 Old Annapolis Road
Columbia, MD 20145
Attention:  Client Manager, CSFB ARMT 2005-10
Phone No. 410-884-2000
Fax No. 410-715-2380

[name]
Wells Fargo Bank, N.A.
[address]
Phone No. [________]
Fax No. [________]
[email]

WELLS FARGO BANK, N.A.
Form 332

------------------------------------------------------------------------------
Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss
(or gain) as a result of a Mortgage Loan having been foreclosed and
Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity
Report.  The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the
Master Servicer under Section 4.02 of this Agreement (the "Statement Date")
in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated
Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions
The numbers on the form correspond with the numbers listed below.
1.    The actual Unpaid Principal Balance of the Mortgage Loan.
2.    The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.
3-7.  Complete as necessary.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.
8.    Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.
10.   The total of lines 1 through 9.

Credits
11-17.      Complete as necessary.  All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc.  to document the credit.  If the Mortgage Loan is subject to a
      Bankruptcy Deficiency, the difference between the Unpaid Principal
      Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid
      Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.
18.   The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.   The total derived from subtracting line 18 from 10.  If the amount
      represents a realized gain, show the amount in parenthesis (   ).

                            WELLS FARGO BANK, N.A.
                         CALCULATION OF REALIZED LOSS

------------------------------------------------------------------------------

            WELLS FARGO BANK, N.A. Trust:  ___________________________
Prepared by:  __________________                      Date:  _______________
Phone:  ______________________

         -------------------       ------------------      -------------------
         Service Loan No.          Servicer Name           Servicer Address

         -------------------       ------------------      -------------------

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower's Name:________________________________________________________
Property
Address:________________________________________________________________
Liquidation and Acquisition Expenses:
      Actual Unpaid Principal Balance of             $ _______________(1)
      Mortgage Loan
      Interest accrued at Net Rate                    ________________(2)
      Attorney's Fees                                 ________________(3)
      Taxes                                           ________________(4)
      Property Maintenance                            ________________(5)
      MI/Hazard Insurance Premiums                    ________________(6)
      Hazard Loss Expenses                            ________________(7)
      Accrued Servicing Fees                          ________________(8)
      Other (itemize)                                 ________________(9)
                                                      $ _________________
      _________________________________________
                                                      __________________
      _________________________________________
                                                      __________________
      _________________________________________
                                                      __________________
      _________________________________________
Total Expenses                                       $ ______________(10)
Credits:
      Escrow Balance                                 $ ______________(11)
      HIP Refund                                     ________________(12)
      Rental Receipts                                ________________(13)
      Hazard Loss Proceeds                           ________________(14)
      Primary Mortgage Insurance Proceeds            ________________(15)
      Proceeds from Sale of Acquired Property        ________________(16)
      Other (itemize)                                ________________(17)
                                                      ___________________
      _________________________________________
                                                      ___________________
      _________________________________________
Total Credits                                        $________________(18)
Total Realized Loss (or Amount of Gain)              $________________(19)

                      I-2
                      I-1
                                 EXHIBIT I-1

               FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

                          [_________________, 200_]

U.S. Bank National Association
as Trustee for the
Adjustable Rate Mortgage Trust 2005-10
Corporate Trust Services/Structured Finance
60 Livingston Avenue, EP MN WS3D
St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
Adjustable Rate Mortgage Trust 2005-10
9062 Old Annapolis Road,
Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: Peter Sack

      Re:   Custodial  Agreement,  dated as of September 1,  2005,  among U.S.
            Bank National Association,  as Trustee, Wells Fargo Bank, N.A., as
            Trust Administrator, and [_______________], as Custodian.

Ladies and Gentlemen:

            In   accordance   with  the   provisions   of   Section 4  of  the
above-referenced  Custodial  Agreement,  the  undersigned,  as the  Custodian, hereby  certifies as to each  Mortgage Loan in the Mortgage Loan Schedule that
(i) it has received  the original  Mortgage  Note and  Assignment  of Mortgage with respect to each  Mortgage  Loan  identified on the Mortgage Loan Schedule attached  hereto  and (ii)  such  Mortgage  Note has been  reviewed  by it and appears  regular on its face and relates to such Mortgage  Loan. The Custodian makes no  representations  as to (i) the validity,  legality,  enforceability, sufficiency,  due  authorization  or  genuineness  of  any  of  the  documents contained in each  Custodial  File or of any of the Mortgage Loans or (ii) the
collectability,   insurability,  effectiveness  or  suitability  of  any  such
Mortgage Loan.

            The  Custodian  hereby  confirms  that  it is  holding  each  such
Mortgage  Note,  Assignment  of Mortgage and  Assignment  of Note as agent and bailee of, and custodian  for the  exclusive  use and benefit,  and subject to the sole  direction,  of the Trustee  pursuant to the terms and  conditions of the Custodial Agreement.

            This Trust Receipt and Initial  Certification  is not divisible or negotiable.

            The Custodian will accept and act on instructions  with respect to the Mortgage  Loans  subject  hereto upon  surrender of this Trust Receipt and
Initial  Certification  at  its  office  at  [CUSTODIAN  ADDRESS],  Attention:
Document Custodian.

            Capitalized  terms used herein shall have the meaning  ascribed to them in the Custodial Agreement.

                                    [_______________________________],
                                       as Custodian

                                    By: ________________________________
                                         Name:
                                         Title:

                                 EXHIBIT I-2

              FORM OF TRUST RECEIPT AND SUBSEQUENT CERTIFICATION

                          [_________________, 200_]

U.S. Bank National Association
as Trustee for the
Adjustable Rate Mortgage Trust 2005-10
Corporate Trust Services/Structured Finance
60 Livingston Avenue, EP MN WS3D
St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
Adjustable Rate Mortgage Trust 2005-10
9062 Old Annapolis Road,
Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: Peter Sack

      Re:   Custodial  Agreement,  dated as of September 1,  2005,  among U.S.
            Bank National Association,  as Trustee, Wells Fargo Bank, N.A., as
            Trust Administrator, and [_______________], as Custodian.

Ladies and Gentlemen:

            In   accordance   with  the   provisions   of  Section  4  of  the
above-referenced  Custodial  Agreement,  the  undersigned,  as the  Custodian, hereby certifies as to each Subsequent  Mortgage Loan that (i) it has received the original  Mortgage  Note and  Assignment  of Mortgage with respect to each such  Subsequent  Mortgage  Loan  identified  on the  Mortgage  Loan  Schedule attached  hereto  and (ii)  such  Mortgage  Note has been  reviewed  by it and appears  regular on its face and  relates to such  Subsequent  Mortgage  Loan.
The  Custodian  makes no  representations  as to (i) the  validity,  legality, enforceability,  sufficiency,  due  authorization or genuineness of any of the documents  contained  in  each  Custodial  File  or of any  of the  Subsequent
Mortgage  Loans or (ii) the  collectability,  insurability,  effectiveness  or suitability of any such Subsequent Mortgage Loan.

            The  Custodian  hereby  confirms  that  it is  holding  each  such
Mortgage  Note,  Assignment  of Mortgage and  Assignment  of Note as agent and bailee of, and custodian  for the  exclusive  use and benefit,  and subject to the sole  direction,  of the Trustee  pursuant to the terms and  conditions of the Custodial Agreement.

            This Trust Receipt and Subsequent  Certification  is not divisible or negotiable.

            The Custodian will accept and act on instructions  with respect to the  Subsequent  Mortgage  Loans subject  hereto upon  surrender of this Trust
Receipt and  Subsequent  Certification  at its office at [CUSTODIAN  ADDRESS],
Attention:  Document Custodian.

            Capitalized  terms used herein shall have the meaning  ascribed to them in the Custodial Agreement.

                                    [_______________________________],
                                       as Custodian

                                    By:________________________________
                                         Name:
                                         Title:

                                  EXHIBIT J

                FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

                                    [date]

U.S. Bank National Association
as Trustee for the
Adjustable Rate Mortgage Trust 2005-10
Corporate Trust Services/Structured Finance
60 Livingston Avenue, EP MN WS3D
St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
Adjustable Rate Mortgage Trust 2005-10
9062 Old Annapolis Road,
Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: Peter Sack

      Re:   Custodial  Agreement,  dated as of September 1,  2005,  among U.S.
            Bank National Association,  as Trustee, Wells Fargo Bank, N.A., as
            Trust Administrator, and [____________________], as Custodian

Ladies and Gentlemen:

            In  accordance  with  the  provisions  of  Section [5][6]  of  the above-referenced  Custodial  Agreement,  the  undersigned,  as the  Custodian, hereby  certifies  that as to each  Mortgage  Loan listed on the Mortgage Loan
Schedule  (other  than any  Mortgage  Loan paid in full or any  Mortgage  Loan listed on the attachment  hereto) it has reviewed the Custodial  Files and has determined  that (i) all documents  required to be delivered to it pursuant to
Sections 2(i)-(ix)  of the  Custodial  Agreement are in its  possession;  (ii)
such  documents  have been reviewed by it and appear regular on their face and
related  to  such  Mortgage  Loan;   (iii)  all  Assignments  of  Mortgage  or
intervening  assignments of mortgage,  as applicable,  have been submitted for recording in the jurisdictions in which recording is necessary;  and (iv) each
Mortgage Note has been endorsed as provided in  Section 2(ii) of the Custodial
Agreement   and  each   Mortgage  has  been   assigned  in   accordance   with
Section 2(vi)   of  the   Custodial   Agreement.   The   Custodian   makes  no
representations   as  to   (i)   the   validity,   legality,   enforceability,
sufficiency,  due  authorization  or  genuineness  of  any  of  the  documents contained in each  Custodial  File or of any of the Mortgage Loans or (ii) the
collectability,   insurability,  effectiveness  or  suitability  of  any  such
Mortgage Loan.

            The  Custodian  hereby  confirms  that  it is  holding  each  such
Custodial  File as agent and bailee of, and  custodian  for the  exclusive use and benefit,  and subject to the sole  direction,  of Trustee  pursuant to the terms and conditions of the Custodial Agreement.

            This Trust  Receipt and Final  Certification  is not  divisible or negotiable.

            The Custodian will accept and act on instructions  with respect to the Mortgage  Loans  subject  hereto upon  surrender of this Trust Receipt and
Initial  Certification  at  its  office  at  [CUSTODIAN  ADDRESS],  Attention:
Document Custodian.

            Capitalized  terms used herein shall have the meaning  ascribed to them in the Custodial Agreement.

                                    [_______________________________],
                                       as Custodian

                                    By: ________________________________
                                          Name:
                                          Title:

                                  EXHIBIT K

                         FORM OF REQUEST FOR RELEASE

                                    [date]

To:  U.S. Bank National Association

            In connection with the  administration  of the Mortgage Loans held by you as Trustee  under the  Pooling  and  Servicing  Agreement,  dated as of
September 1,  2005,  among  Credit  Suisse First  Boston  Mortgage  Securities
Corp.,  as depositor,  DLJ Mortgage  Capital,  Inc.,  as a seller,  Washington
Mutual Bank, as a seller and as a servicer, Select Portfolio Servicing,  Inc., as a servicer and as special  servicer,  U.S.  Bank National  Association,  as trustee, and Wells Fargo Bank, N.A., as a servicer,  master servicer,  back-up servicer and trust administrator (the "Pooling and Servicing Agreement"),  the undersigned  hereby  requests  a release of the  Mortgage  File held by you as
Trustee with respect to the following  described  Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:

____     1.    Mortgage Loan paid in full.
               (The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing
               Agreement.)

____     2.    Mortgage Loan repurchased.(The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____     3.    The Mortgage Loan is being foreclosed.

____     4.    Other.  (Describe)
            The undersigned  acknowledges that the above Mortgage File will be held by the  undersigned in accordance  with the provisions of the Pooling and
Servicing  Agreement  and will be returned,  except if the  Mortgage  Loan has been paid in full or  repurchased  (in which  case the  Mortgage  File will be retained by us permanently) when no longer required by us for such purpose.

            Capitalized  terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                    [NAME OF SERVICER]

                                    By: ________________________________
                                          Name:
                                          Title:

                      L-1
                                  EXHIBIT L

                        FORM OF TRANSFEROR CERTIFICATE
                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, NY 10010
Attention: Peter Sack

[Trust Administrator]

            Re:   [__________________] Mortgage-Backed Pass-Through
                  Certificates, Series 200_-__
Ladies and Gentlemen:

            In connection  with our  disposition of the above  Certificates we certify that (a) we understand that the Certificates  have not been registered under the  Securities  Act of 1933,  as  amended  (the  "Act"),  and are being disposed  by  us  in a  transaction  that  is  exempt  from  the  registration requirements of the Act, (b) we have not offered or sold any  Certificates to, or solicited  offers to buy any  Certificates  from, any person,  or otherwise approached or  negotiated  with any person with respect  thereto,  in a manner that would be  deemed,  or taken any other  action  which  would  result in, a violation of Section 5 of the Act and (c) to the extent we are  disposing of a
Class AR  Certificate,  we have no knowledge the Transferee is not a Permitted
Transferee.

                                    Very truly yours,

                                    ________________________________
                                    Print Name of Transferor

                                    By: ________________________________
                                          Authorized Officer

                                 EXHIBIT M-1

                          FORM OF INVESTMENT LETTER
                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, NY 10010
Attention: Peter Sack

[Trust Administrator]

            Re:   [__________________] Mortgage-Backed Pass-Through
                  Certificates, Series 200_-__

Ladies and Gentlemen:

            In connection  with our  acquisition of the above  Certificates we certify that (a) we understand that the  Certificates are not being registered under  the  Securities  Act of 1933,  as  amended  (the  "Act"),  or any state securities  laws and are  being  transferred  to us in a  transaction  that is exempt from the  registration  requirements  of the Act and any such laws, (b)
we are an  "accredited  investor,"  as defined in  Regulation D under the Act, and have such knowledge and experience in financial and business  matters that we are  capable  of  evaluating  the merits  and risks of  investments  in the
Certificates,  (c) we have had the opportunity to ask questions of and receive answers from the Depositor  concerning  the purchase of the  Certificates  and all matters  relating thereto or any additional  information  deemed necessary to our  decision to purchase  the  Certificates,  (d) either (i) we are not an employee  benefit  plan  or  arrangement  that  is  subject  to  the  Employee
Retirement  Income  Security Act of 1974, as amended,  or  Section 4975 of the
Internal Revenue Code of 1986, as amended,  nor are we using the assets of any such plan or  arrangement,  (ii) we are  providing an Opinion of Counsel which establishes to the reasonable  satisfaction  of the Trust  Administrator  that the purchase and holding of ERISA-Restricted  Certificates by, on behalf of or with "plan assets" of such plan or  arrangement  will not result in non-exempt prohibited  transactions  under  Section 406 of ERISA or  Section 4975  of the
Code,   and  will  not  subject  the   Depositor,   the  Trustee,   the  Trust
Administrator,  the Master Servicer or any other Servicer to any obligation in addition to those  undertaken  in this  Agreement  or (iii) if, in the case of
ERISA-Restricted   Certificates   that   have   been   the   subject   of   an
ERISA-Qualifying  Underwriting, we are an insurance company, we are purchasing such  Certificates  with funds  contained  in an  "insurance  company  general account" (as such term is defined in  Section V(e)  of Prohibited  Transaction
Class  Exemption  95-60  ("PTCE  95-60")) and our purchase and holding of such
Certificates  are covered under  Sections I and III of PTCE 95-60,  (e) we are acquiring the  Certificates  for investment for our own account and not with a view to any distribution of such  Certificates  (but without  prejudice to our right  at all  times  to sell or  otherwise  dispose  of the  Certificates  in accordance  with  clause  (g)  below),  (f) we have  not  offered  or sold any
Certificates  to,  or  solicited  offers  to buy any  Certificates  from,  any person,  or otherwise  approached or  negotiated  with any person with respect thereto,  or taken any other  action  which  would  result in a  violation  of
Section 5 of the Act, and (g) we will not sell,  transfer or otherwise dispose of any  Certificates  unless (1) such sale,  transfer or other  disposition is made  pursuant  to an  effective  registration  statement  under the Act or is exempt from such registration  requirements,  and if requested, we will at our expense  provide an opinion of counsel  satisfactory to the addressees of this
Certificate  that  such  sale,  transfer  or  other  disposition  may be  made pursuant to an exemption  from the Act, (2) the  purchaser  or  transferee  of
such   Certificate  has  executed  and  delivered  to  you  a  certificate  to substantially  the same effect as this  certificate,  and (3) the purchaser or transferee  has otherwise  complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    ______________________________________
                                    Print Name of Transferor

                                    By: ______________________________________
                                          Authorized Officer

                                 EXHIBIT M-2

                           FORM OF RULE 144A LETTER
                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, NY 10010
Attention: Peter Sack

[Trust Administrator]

            Re:   [__________________] Mortgage-Backed Pass-Through
                  Certificates, Series 200_-__

Ladies and Gentlemen:

            In connection  with our  acquisition of the above  Certificates we certify that (a) we understand that the  Certificates are not being registered under  the  Securities  Act of 1933,  as  amended  (the  "Act"),  or any state securities  laws and are  being  transferred  to us in a  transaction  that is exempt from the  registration  requirements  of the Act and any such laws, (b)
we have such knowledge and  experience in financial and business  matters that we are  capable  of  evaluating  the merits  and risks of  investments  in the
Certificates,  (c) we have had the opportunity to ask questions of and receive answers from the Depositor  concerning  the purchase of the  Certificates  and all matters  relating thereto or any additional  information  deemed necessary to our  decision to purchase  the  Certificates,  (d) either (i) we are not an employee  benefit  plan  or  arrangement  that  is  subject  to  the  Employee
Retirement  Income  Security Act of 1974, as amended,  or  Section 4975 of the
Internal Revenue Code of 1986, as amended,  nor are we using the assets of any such plan or  arrangement,  (ii) we are  providing an Opinion of Counsel which establishes to the reasonable  satisfaction  of the Trust  Administrator  that the purchase and holding of ERISA-Restricted  Certificates by, on behalf of or with "plan  assets" of such plan will not  result in a  non-exempt  prohibited transaction  under  Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor,  the Trustee, the Trust  Administrator,  the Master
Servicer  or any  other  Servicer  to any  obligation  in  addition  to  those undertaken in this  Agreement or (iii) if, in the case of an  ERISA-Restricted
Certificates that have been the subject of an  ERISA-Qualifying  Underwriting, we are an insurance  company,  we are purchasing such  Certificates with funds contained in an "insurance  company general  account" (as such term is defined in  Section V(e)  of  Prohibited  Transaction  Class  Exemption  95-60  ("PTCE
95-60")) and our purchase and holding of such  Certificates  are covered under
Sections I and III of PTCE 95-60,  (e) we have not,  nor has anyone  acting on our behalf offered,  transferred,  pledged,  sold or otherwise disposed of the
Certificates,  any interest in the  Certificates or any other similar security to,  or  solicited  any  offer to buy or  accept a  transfer,  pledge or other disposition  of the  Certificates,  any  interest in the  Certificates  or any other  similar  security  from, or otherwise  approached  or  negotiated  with respect to the  Certificates,  any interest in the  Certificates  or any other similar  security  with,  any  person  in any  manner,  or  made  any  general solicitation by means of general  advertising or in any other manner, or taken any other action,  that would  constitute a distribution  of the  Certificates under the Act or that  would  render the  disposition  of the  Certificates  a violation of Section 5 of the Act or require  registration  pursuant  thereto, nor will act, nor has  authorized or will authorize any person to act, in such
manner  with   respect  to  the   Certificates,   (f)  we  are  a   "qualified
institutional  buyer"  as that  term is  defined  in Rule  144A  under the Act
("Rule 144A") and have completed  either of the forms of certification to that effect  attached  hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance  on Rule 144A,  and (i) we are  acquiring  the
Certificates  for our own  account  or for  resale  pursuant  to Rule 144A and
further,   understand  that  such  Certificates  may  be  resold,  pledged  or transferred  only  (A)  to a  person  reasonably  believed  to be a  qualified institutional  buyer that  purchases for its own account or for the account of a  qualified  institutional  buyer to whom  notice is given  that the  resale, pledge or transfer is being made in reliance on Rule 144A,  or (B) pursuant to another exemption from registration under the Act.

                                    Very truly yours,

                                    ______________________________________
                                    Print Name of Transferor

                                    By: ______________________________________
                                          Authorized Officer

                                  EXHIBIT N

              FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                        : ss.:
COUNTY OF         )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1.    That he is [Title of Officer] or [Name of Owner]  (record or beneficial  owner  (the  "Owner")  of the Class  [AR/AR-L]  Certificates  (the
"Class [AR/AR-L]  Certificates")),  a [savings institution] [corporation] duly
organized   and   existing   under   the   laws  of  [the   State  of  ]  [the
United States], on behalf of which he makes this affidavit and agreement.

            2.    That the  Owner  (i) is not and will not be a  "disqualified
organization"   as   of   [date   of   transfer]   within   the   meaning   of
Section 860E(e)(5)  of the  Internal  Revenue  Code of 1986,  as amended  (the
"Code"),  (ii) will endeavor to remain other than a disqualified  organization for so long as it  retains  its  ownership  interest  in the  Class  [AR/AR-L]
Certificates,  and (iii) is acquiring the Class [AR/AR-L] Certificates for its
own   account.   A  "Permitted   Transferee"   is  any  person  other  than  a
"disqualified    organization."    (For   this   purpose,    a   "disqualified
organization"  means the United  States,  any state or  political  subdivision thereof,  any agency or instrumentality of any of the foregoing (other than an instrumentality  all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage  Corporation,  a majority of whose board of directors  is not  selected  by any such  governmental  entity) or any foreign government,  international  organization or any agency or  instrumentality  of such  foreign  government  or  organization,  any rural  electric or telephone cooperative,  or any organization  (other than certain farmers'  cooperatives)
that is generally  exempt from federal income tax unless such  organization is subject to the tax on unrelated business taxable income).

            3.    That  the  Owner  is  aware  (i) of the tax  that  would  be
imposed  on  transfers  of  Class   [AR/AR-L]   Certificates  to  disqualified
organizations  under the Code;  (ii) that such tax would be on the transferor, or, if such  transfer  is through an agent  (which  person  includes a broker, nominee or middleman)  for a  non-Permitted  Transferee,  on the agent;  (iii)
that the person  otherwise  liable for the tax shall be relieved of  liability for the tax if the  transferee  furnishes to such person an affidavit that the transferee  is a  Permitted  Transferee  and,  at the time of  transfer,  such person does not have actual  knowledge  that the affidavit is false;  and (iv)
that the Class [AR/AR-L]  Certificates may be "noneconomic residual interests"
within the meaning of Treasury  regulations  promulgated  pursuant to the Code and that the transferor of a noneconomic  residual interest will remain liable for any taxes due with respect to the income on such residual  interest,  if a significant  purpose of the  transfer was to enable the  transferor  to impede the assessment or collection of tax.

            4.    That  the   Owner  is  aware  of  the  tax   imposed   on  a
"pass-through  entity"  holding Class  [AR/AR-L]  Certificates  if at any time during the taxable year of the pass-through entity a non-Permitted  Transferee is the record  holder of an  interest in such  entity.  (For this  purpose,  a
"pass through entity" includes a regulated  investment  company, a real estate investment  trust or common trust fund, a  partnership,  trust or estate,  and certain cooperatives.)

            5.    That the Owner is aware that the Trustee  will not  register the Transfer of any Class [AR/AR-L]  Certificates  unless the  transferee,  or the  transferee's  agent,  delivers to it an affidavit  and  agreement,  among
other  things,   in  substantially   the  same  form  as  this  affidavit  and
agreement.  The Owner  expressly  agrees that it will not  consummate any such transfer if it knows or believes that any of the representations  contained in such affidavit and agreement are false.

            6.    That the Owner has  reviewed the  restrictions  set forth on
the  face  of  the  Class  [AR/AR-L]   Certificates   and  the  provisions  of
Section 6.02  of the Pooling  and  Servicing  Agreement  under which the Class
[AR/AR-L]  Certificates  were issued.  The Owner expressly  agrees to be bound by and to comply with such restrictions and provisions.

            7.    That the Owner  consents to any additional  restrictions  or arrangements  that  shall be  deemed  necessary  upon  advice  of  counsel  to constitute  a  reasonable  arrangement  to  ensure  that the  Class  [AR/AR-L]
Certificates will only be owned,  directly or indirectly,  by an Owner that is a Permitted Transferee.

            8.    That  the   Owner's   Taxpayer   Identification   Number  is
________________.

            9.    That the  Owner  is a  citizen  or  resident  of the  United
States,  a  corporation,  partnership or other entity created or organized in, or under the laws of, the United States,  any State thereof or the District of
Columbia,  or an estate or trust whose income from sources  without the United
States is  includable  in gross income for United  States  federal  income tax purposes  regardless of its connection with the conduct of a trade or business within the United States.

            10.   That no purpose of the Owner  relating  to the  purchase  of the Class  [AR/AR-L]  Certificate  by the  Owner is or will be to  impede  the assessment or collection of tax.

            11.   That the Owner has no present  knowledge or expectation that it will be unable to pay any United  States taxes owed by it so long as any of the Certificates remain outstanding.

            12.   That the Owner has no present  knowledge or expectation that it will become insolvent or subject to a bankruptcy  proceeding for so long as any of the Certificates remain outstanding.

            13.   That no  purpose  of the Owner  relating  to any sale of the
Class  [AR/AR-L]  Certificate by the Owner will be to impede the assessment or collection of tax.

            14.   The Owner hereby  agrees to  cooperate  with the Trustee and to  take  any  action  required  of it by the  Code  or  Treasury  regulations thereunder  (whether  now or  hereafter  promulgated)  in order to  create  or maintain the REMIC status of the Trust Fund.

            15.   That the  Owner is not an  employee  benefit  or other  plan subject to the prohibited  transaction  provisions of the Employee  Retirement
Income  Security Act of 1974, as amended  ("ERISA"),  or  Section 4975  of the
Internal  Revenue Code of 1986,  as amended  (the  "Code") (a "Plan"),  or any other person (including an investment  manager, a named fiduciary or a trustee of any Plan) acting,  directly or  indirectly,  on behalf of or purchasing any
Certificate with "plan assets" of any Plan.

            16.   The Owner  hereby  agrees  that it will not take any  action that  could  endanger  the REMIC  status  of the  Trust  Fund or result in the imposition of tax on the Trust Fund unless  counsel for, or acceptable to, the
Trustee has  provided an opinion  that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

            17.   The  Owner  has  provided  financial   statements  or  other
financial  information  requested by the  transferor  in  connection  with the transfer of the Residual  Certificates  to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

            IN WITNESS  WHEREOF,  the Owner has caused this  instrument  to be executed on its behalf,  pursuant to the  authority of its Board of Directors, by its [Title of Officer]  and its  corporate  seal to be  hereunto  attached, attested by its [Assistant] Secretary, this ____ day of ___________.

                                    [NAME OF OWNER]

                                    By: ______________________________________
                                          [Name of Officer]
                                          [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

            Personally  appeared before me the above-named  [Name of Officer], known or  proved  to me to be the  same  person  who  executed  the  foregoing instrument and to be the [Title of Officer] of the Owner,  and acknowledged to me that he  executed  the  same as his  free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _______________________.

                                    ______________________________________
                                    NOTARY PUBLIC

                                    COUNTY OF _________________________________

                                    STATE OF __________________________________

                                    My Commission expires the _____ day of
                                    __________________, 20____.

                                  EXHIBIT O

                         FORM OF TRANSFER CERTIFICATE

                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention:  Peter Sack

[_____________________]
[_____________________]
[_____________________]

            Re:   [_________________________] Mortgage Backed Pass Through
                  Certificates, Series 200_ ___, Class AR (the "Certificates")

Ladies and Gentlemen:

            This letter is  delivered  to you in  connection  with the sale by
_________________ (the "Seller") to ____________________________________  (the
"Purchaser")  of a  _______%  Percentage  Interest  in  the  above  referenced
Certificates,  pursuant to Section 6.02 of the Pooling and Servicing Agreement
dated as of  September 1,  2005,  among Credit  Suisse  First Boston  Mortgage
Securities  Corp.,  as  depositor,  DLJ Mortgage  Capital,  Inc., as a seller,
Washington  Mutual  Bank,  as a seller  and as a  servicer,  Select  Portfolio
Servicing,  Inc.,  as a servicer and as special  servicer,  U.S. Bank National
Association,  as trustee,  and Wells Fargo Bank,  N.A., as a servicer,  master
servicer,   back-up  servicer  and  trust   administrator  (the  "Pooling  and
Servicing  Agreement").  All terms used herein and not otherwise defined shall have the  meanings  set forth in the  Pooling  and  Servicing  Agreement.  The
Seller hereby  certifies,  represents and warrants to, and covenants with, the
Depositor and the Trustee that:

            1.    No  purpose  of  the   Seller   relating   to  sale  of  the
Certificate  by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

            2.    The Seller  understands  that the Purchaser has delivered to the Trustee a transfer  affidavit  and  agreement in the form  attached to the
Pooling  and  Servicing  Agreement  as Exhibit N. The Seller  does not know or believe that any representation contained therein is false.

            3.    The  Seller  has  no  actual  knowledge  that  the  proposed
Transferee is not a Permitted Transferee.

            4.    The Seller has no actual  knowledge that the Purchaser would be  unwilling  or unable to pay taxes due on its share of the  taxable  income attributable to the Certificate.

            5.    The Seller has conducted a reasonable  investigation  of the financial  condition of the Purchaser  and, as a result of the  investigation, found that the  Purchaser  has  historically  paid its debts as they came due, and found no  significant  evidence to indicate  that the  Purchaser  will not continue to pay its debts as they come due in the future.

            6.    The  Purchaser  has  represented  to the Seller that, if the
Certificate  constitutes a noneconomic  residual interest,  it (i) understands
that  as  holder  of  a  noneconomic   residual  interest  it  may  incur  tax
liabilities  in excess of any cash flows  generated by the interest,  and (ii)
intends to pay taxes  associated  with its holding of the  Certificate as they become due.

                                    Very truly yours,

                                    [SELLER]

                                    By: ______________________________________
                                          Name:
                                          Title:

                                  EXHIBIT P

                      FORM OF SPS MORTGAGE LOANS REPORT

         DATA AND FORMAT TO BE PROVIDED BY SPS TO THE MASTER SERVICER
                              (in Excel format)

                            ALL SPS MORTGAGE LOANS

FIELD FORMAT                                                  FIELD
Name*                                                         Text
Lien Position *                                               Text/Number
FICO Score*                                                   Number
Original Occupancy*                                           Text
Documentation*                                                Text
Purpose*                                                      Text
Original Loan Amount*                                         Number
Original Appraisal Value*                                     Number
Original LTV*                                                 Number
Original P&I*                                                 Number
Original Interest Rate*                                       Number
First Payment Date*                                           MM/DD/YY
Origination Date*                                             MM/DD/YY
Originator*                                                   Text
Loan Term*                                                    Number
Product Type (adjustable rate or fixed rate)*                 Text
Property Type*                                                Text
Street Address*                                               Text
City*                                                         Text
Zip Code*                                                     Text
State*                                                        Text
MI Certificate Number*                                        Number
Prepayment Flag                                               Text
Prepayment Expiration Date                                    MM/DD/YY
Loan Number                                                   Text
Deal Identifier by Loan                                       Text
Current Loan Amount                                           Number
Current LTV                                                   Number
Current Interest Rate                                         Number
Last Interest Payment Date                                    MM/DD/YY
Current P&I Payment Amount                                    Number
Paid Off Code                                                 Text
Scheduled Balance                                             Number
Calculation of Retained Yield by Loan Number (if applicable   Number
to the transaction)
Reporting of Delinquency Status on Defaulted Mortgage Loans   Text
Current Market Value                                          Number
Date of Market Value                                          MM/DD/YY
As-is Value                                                   Number
Repaired Value                                                Number
Type of Valuation                                             Text
Foreclosure Flag                                              Text
Bankruptcy Flag                                               Text
Date NOD sent to MI company                                   MM/DD/YY
Foreclosure Start Date (Referral Date)                        MM/DD/YY
Scheduled Foreclosure Sale Date                               MM/DD/YY
Foreclosure Actual Sale Date                                  MM/DD/YY
Actual Notice of Intent Date                                  MM/DD/YY
Actual First Legal Date                                       MM/DD/YY
Bankruptcy Chapter                                            Number
Actual Bankruptcy Start Date                                  MM/DD/YY
Actual Payment Plan Start and End Dates                       MM/DD/YY
List Date                                                     MM/DD/YY
List Price                                                    Number
Vacancy/Occupancy Status                                      Text
Actual Eviction Start Date                                    MM/DD/YY
Actual Eviction Completion Date                               MM/DD/YY
Actual REO Start Date                                         MM/DD/YY
Sales Price                                                   Number
Actual Closing Date                                           MM/DD/YY
Net Sales Proceeds                                            Number
Mortgage Insurance Claim Filing Date                          MM/DD/YY
Mortgage Insurance Proceeds Received                          Number
Date Mortgage Insurance Proceeds Received                     MM/DD/YY
Collection History

*All amounts will be itemized, and to the extent not itemized, this form will be accompanied by documentation supporting all amounts claimed on this form.

                                  EXHIBIT Q

                   FORM OF FORECLOSURE SETTLEMENT STATEMENT

REMIC #                                                     Ending Interest
                                                            Rate:
Original Amount of Loan:                                    Fixed or
                                                            Adjustable:
UPB Accrued Int to frcl sale:
Advanced Delinquent Interest:
Date Borrower Paid To:        /  /
Borrower's Name:
Property Address:

MSP Bank/Category
Note Date:                    /  /
Date of REO:                  /  /
Disposition Date:             /  /

                              Amount      Date of Valuation Type of Valuation
Market Value       AS IS:                        / /
                   Repaired
Supplemental Value AS IS:                        / /
                   Repaired
REO BPO Value:                                   / /
List Price:
Sales Price:

                   Proceeds               Expenses*
List Price:                               Servicing
                                          Advances:
Sales Price:                  0.00                                  Payee 70R01
                                                                   Acquisition:
Broker's                                                       Payee 75R60 REO:
Commission:
Bonus Commission:                                                   Payee 75R49
                                                                   Foreclosure:
Lien Purchase/Paid                                          Payee 75R36 Escrow:
Off:
Seller Closing                                                      Payee 75R52
Costs:                                                              Bankruptcy:
Repair Costs:                                               Discrepancy Amount:
Seller Concessions:                                           Servicing Advance  0.00
                                                                         Total:
Other Closing                             Advances Applied After
Costs:                                    Liquidation:
                                          Prior Additional Advances:
Net Proceeds:                 0.00        Escrow Advance:
                                          Interest on Advances:
Escrow Balance:                           Other Advances:
Suspense Balance:                         Servicing Advance Holdbacks:
Restricted Escrow:                                                     Property
                                                                    Inspection:
Rental Income                                                              BPO:
Received:
Insurance Settlement                                              Lender Placed
Received:                                                            Insurance:
Other:                                                               Utilities:
                                                              REO Repair Costs:
Total Liquidation Proceeds:   0.00                            Foreclosure Fees:
Total Liquidation Expenses:   0.00                                  Bankruptcy:
Net Liquidation Proceeds:     0.00                              Eviction Costs:
Loan Principal Balance:                                           Transfer Tax:
Realized Gain/Loss Amount:    0.00                           Reconveyance Fees:
Additional Proceeds Applied:                                        Demand Fee:
Prior Additional Proceeds:                                     Total Holdbacks:  0.00
Loss Severity:                #DIV/0!                     Other Fees (Including
                                                                   Fee Code B):
Notes:                                                  UPB Accrued Interest to   0.00
                                                                           COE:
                                                            Advanced Delinquent   0.00
                                                                      Interest:
                                                             Stopped Delinquent
                                                                      Interest:
                                                             Deferred Interest:
                                                           Additional Interest:
                                                              Total Liquidation   0.00
                                                                      Expenses:

                                  EXHIBIT R

                    FORM OF SUBSEQUENT TRANSFER AGREEMENT

            THIS SUBSEQUENT TRANSFER AGREEMENT, dated as of [_________],  2005
(this "Subsequent  Transfer  Agreement"),  is entered into by and among CREDIT
SUISSE FIRST BOSTON  MORTGAGE  SECURITIES  CORP., a Delaware  corporation,  as
depositor  (the   "Depositor"),   DLJ  MORTGAGE  CAPITAL,   INC.,  a  Delaware
corporation,  in its  capacity  as seller  under  the  Pooling  and  Servicing
Agreement referred to below (the "Seller"), U.S. BANK NATIONAL ASSOCIATION,  a national  banking  association,  as trustee  (the  "Trustee")  and WELLS FARGO
BANK,  N.A.,  a  national  banking  association,  in  its  capacity  as  trust administrator  (the  "Trust  Administrator")  and in its  capacity  as  master servicer (the "Master Servicer").

            WHEREAS,  the  parties  hereto are also  among the  parties to the
Pooling and Servicing  Agreement dated as of September 1,  2005,  among Credit
Suisse First Boston  Mortgage  Securities  Corp.,  as depositor,  DLJ Mortgage
Capital,  Inc.,  as a seller,  Washington  Mutual  Bank,  as a seller and as a servicer,  Select  Portfolio  Servicing,  Inc.,  as a servicer  and as special servicer,  U.S. Bank National  Association,  as trustee, and Wells Fargo Bank,
N.A.,   as  a  servicer,   master   servicer,   back-up   servicer  and  trust
administrator  (the  "Pooling and  Servicing  Agreement"),  in relation to the
Credit  Suisse  First  Boston  Mortgage  Securities  Corp.,   Adjustable  Rate
Mortgage  Trust  2005-10,   Adjustable   Rate   Mortgage-Backed   Pass-Through
Certificates, Series 2005-10;

            WHEREAS,  Section  2.01(f) of the Pooling and Servicing  Agreement
provides  for the  parties  hereto  to enter  into  this  Subsequent  Transfer
Agreement  in  accordance  with the terms and  conditions  of the  Pooling and
Servicing Agreement;

            NOW,  THEREFORE,  in  consideration  of the premises and for other good and valuable  consideration  the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

            (i)   The  "Subsequent  Cut-off  Date"  and  "Subsequent  Transfer
Date" with respect to this Subsequent  Transfer Agreement shall be [______] 1,
2005 and [____________], 2005, respectively.

            (ii)  The "Aggregate  Subsequent  Purchase Amount" with respect to this Subsequent Transfer Agreement shall be $[__________],  provided, however, that such  amount  shall not exceed  the  amount on deposit in the  Prefunding
Account.

            (iii) The  Subsequent  Mortgage  Loans  conveyed on the Subsequent
Transfer  Date  shall  satisfy  the pool  characteristics  for the Trust  Fund identified in Section 2.01(f) of the Pooling and Servicing Agreement.

            (iv)  In case any provision of this Subsequent  Transfer Agreement shall be  invalid,  illegal  or  unenforceable,  the  validity,  legality  and enforceability  of the remaining  provisions or  obligations  shall not in any way be affected or impaired thereby.

            (v)   In the event of any conflict  between the provisions of this
Subsequent  Transfer  Agreement and the Pooling and Servicing  Agreement,  the
provisions of the Pooling and Servicing  Agreement shall prevail.  Capitalized terms used herein and not  otherwise  defined have the meanings in the Pooling and Servicing Agreement.

            (vi)  The Seller hereby sells,  transfers,  assigns, sets over and otherwise  conveys to the  Depositor,  without  recourse,  all right title and interest in the Subsequent  Mortgage Loans identified in Schedule A, including all interest and principal due on or with respect to such Subsequent  Mortgage
Loans on or after the  Subsequent  Cut-off Date and all interest and principal payments on such  Subsequent  Mortgage  Loans received prior to the Subsequent
Cut-off  Date in  respect  of  installments  of  interest  and  principal  due thereafter,  but not including  principal and interest due on such  Subsequent
Mortgage  Loans prior to the Subsequent  Cut-off Date, any insurance  policies in respect of such  Subsequent  Mortgage  Loans and all proceeds of any of the foregoing.

            (vii) The Depositor hereby sells,  transfers,  assigns,  sets over and  otherwise  conveys  to the  Trustee  in  trust  for  the  benefit  of the
Certificateholders,  without  recourse,  all right  title and  interest in the
Subsequent  Mortgage  Loans  identified in Schedule A,  including all interest and principal due on or with respect to such  Subsequent  Mortgage Loans on or after the Subsequent  Cut-off Date and all interest and principal  payments on such Subsequent  Mortgage Loans received prior to the Subsequent  Cut-off Date in respect of installments  of interest and principal due thereafter,  but not including  principal and interest due on such Subsequent  Mortgage Loans prior to the  Subsequent  Cut-off Date,  any  insurance  policies in respect of such
Subsequent Mortgage Loans and all proceeds of any of the foregoing.

             (viii)     This Subsequent  Transfer  Agreement shall be governed
by, and shall be  construed  and enforced in  accordance  with the laws of the
State of New York.

            (ix)  The Subsequent  Transfer Agreement may be executed in one or more counterparts,  each of which so executed and delivered shall be deemed an original,  but all such counterparts together shall constitute but one and the same instrument.

            IN  WITNESS  WHEREOF,  the  parties  to this  Subsequent  Transfer
Agreement  have  caused  their names to be signed  hereto by their  respective officers thereunto duly authorized as of the day and year first above written.

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP.,
                                       as Depositor

                                    By: ________________________________
                                        Name:
                                        Title:

                                    DLJ MORTGAGE CAPITAL, INC.,
                                       as Seller

                                    By: ________________________________
                                        Name:
                                        Title:

                                    U.S. BANK NATIONAL ASSOCIATION,
                                       not in its individual capacity, but
                                       solely as Trustee

                                    By: ________________________________
                                        Name:
                                        Title:

                                    WELLS FARGO BANK, N.A.,
                                       as Trust Administrator and Master
                                       Servicer

                                    By: ________________________________
                                        Name:
                                        Title:

                                  EXHIBIT S

               FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)   With respect to each Class of Certificates which are not Notional
      Amount Certificates and, unless otherwise stated, the related
      Distribution Date,

      (a)   the Initial Class Principal Balance of such Class as of the
            Cut-off Date;

      (b)   the Class Principal Balance of such Class before giving effect to the distribution of principal and interest;

      (c)   the amount of the related distribution on such Class allocable to interest;

      (d)   the amount of the related distribution on such Class allocable to principal;

      (e)   the sum of the principal and interest payable to such Class;

      (f)   the Realized Loss allocable to such Class;

      (g)   the Class Unpaid Interest Amount allocable to such Class;

      (h)   the Class Principal Balance of such Class after giving effect to the distribution of principal and interest;

      (i)   the Pass-Through Rate for such Class;

      (j)   any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

      (k)   any shortfall in principal allocable to such Class, if such amount is greater than zero;

(ii)  with respect to each Class of Certificates which are Notional Amount
      Certificates and, unless otherwise stated, the related Distribution
      Date,

      (a)   the Notional Amount of such Class as of the Cut-off Date;

      (b)   the Notional Amount of such Class before giving effect to the distribution of interest;

      (c)   the amount of the related distribution on such Class allocable to interest;

      (d)   the amount of the related distribution on such Class allocable to principal;

      (e)   the sum of the principal and interest payable to such class;

      (f)   the Realized Loss allocable to such Class;

      (g)   the Class Unpaid Interest Amount allocable to such Class;

      (h)   the Notional Amount of such Class after giving effect to the distribution of interest;

      (i)   the Pass-Through Rate for such Class;

      (j)   any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(iii) with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are not Notional Amount
      Certificates and the related Distribution Date,

      (a)   the CUSIP number assigned to such Class;

      (b)   the Class Principal Balance of such Class factor prior to giving effect to the distribution of principal and interest;

      (c)   the amount of the related distribution allocable to interest on such Class factor;

      (d)   the amount of the related distribution allocable to principal on such Class factor;

      (e)   the sum of the principal and interest payable to such Class factor;

      (f)   the Class Principal Balance of such Class factor after giving effect to the distribution of principal and interest;

(iv)  with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are Notional Amount Certificates and the related Distribution Date,

      (a)   the CUSIP number assigned to such Class;

      (b)   the Notional Amount of such Class factor prior to giving effect to the distribution of interest;

      (c)   the amount of the related distribution allocable to interest on such Class factor;

      (d)   the amount of the related distribution allocable to principal on such Class factor;

      (e)   the sum of the principal and interest payable to such Class factor;

      (f)   the Notional Amount of such Class factor after giving effect to the distribution of interest;

(v)   with respect to each Loan Group, in the aggregate, and, unless otherwise stated, the related Distribution Date,

      (a)   the Scheduled Payment of principal for such Loan Group;

      (b)   the amount of Principal Prepayments allocable to such Loan Group;

      (c)   the amount of principal allocable to such Loan Group as a result of repurchased Mortgage Loans in such Loan Group;

      (d)   the Substitution Adjustment Amount allocable to such Loan Group;

      (e)   the amount of Net Liquidation Proceeds allocable to such Loan
            Group;

      (f)   the amount of Insurance Proceeds allocable to such Loan Group;

      (g)   the amount of any other distributions allocable to principal for such Loan Group;

      (h)   the number of Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

      (i)   the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the first day of the related Collection
            Period;

      (j)   the number of Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

      (k)   the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the last day of the related Collection
            Period;

      (l)   the Master Servicing Fee, by Loan Group;

      (m)   the sum of the Servicing Fee, the Mortgage Guaranty Insurance
            Policy fees, if applicable and the [RMIC/TGIC/MGIC] PMI fees, if applicable, for such Loan Group;

      (n)   the Trust Administrator Fee applicable to such Loan Group;

      (o)   the amount of current Advances allocable to such Loan Group;

      (p)   the amount of outstanding Advances allocable to such Loan Group;

      (q)   the number and aggregate principal amounts of Mortgage Loans delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 days or more, for such Loan Group, including delinquent bankrupt
            Mortgage Loans but excluding foreclosure and REO Mortgage Loans;

      (r)   the number and aggregate principal amounts of Mortgage Loans that are currently in bankruptcy, but not delinquent, for such Loan
            Group;

      (s)   the number and aggregate principal amounts of Mortgage Loans that are in foreclosure for such Loan Group;

      (t)   the Rolling Three Month Delinquency Rate or Rolling Six Month
            Delinquency Rate for such Loan Group;

      (u)   the number and aggregate principal amount of any REO properties as of the close of business on the Determination Date preceding such Distribution Date for such Loan Group;

      (v)   current Realized Losses allocable to such Loan Group;

      (w)   cumulative Realized Losses allocable to such Loan Group;

      (x)   the weighted average term to maturity of the Mortgage Loans in such Loan Group as of the close of business on the last day of the calendar month preceding the related Distribution Date;

      (y)   the number and principal amount of claims submitted under the
            Mortgage Guaranty Insurance Policy, as applicable;

      (z)   the number and principal amount of claims paid under the
            [RMIC/TGIC/MGIC] PMI Policy, as applicable;

      (aa)  the number of Mortgage Loans in such Loan Group that have
            Assigned Prepayment Premiums and for which prepayments were made during the related Collection Period, as applicable;

      (bb)  the aggregate principal balance of Mortgage Loans in such Loan
            Group that have Assigned Prepayment Premiums and for which prepayments were made during the related Collection Period, as applicable;

      (cc)  the aggregate amount of Assigned Prepayment Premiums collected for such Loan Group during the related Collection Period, as applicable;

      (dd)  current Realized Losses allocated to each Mortgage Loan in such
            Loan Group that has previously been allocated a Realized Loss;

      (ee)  cumulative Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized
            Loss;

      (ff)  current Recoveries allocable to such Loan Group;

      (gg)  cumulative Recoveries allocable to such Loan Group;

      (hh)  current aggregate Stated Principal Balance of Qualified
            Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group;

      (ii)  cumulative aggregate Stated Principal Balance of Qualified
            Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group;

      (jj)  with respect to all of the Mortgage Loans, in the aggregate, and, unless otherwise stated, the related Distribution Date, for each
            Servicer that is servicing any of such Mortgage Loans, the aggregate Stated Principal Balance of Mortgage Loans being serviced by such Servicer as of such Distribution Date; and

      (kk)  [reserved];

(vii) with respect to each overcollateralized Group of Certificates and, unless otherwise stated, the related Distribution Date,

      (a)   the Targeted Overcollateralization Amount for such Group;

      (b)   the Overcollateralization Amount for such Group;

      (c)   the Overcollateralization Deficiency for such Group;

      (d)   the Overcollateralization Release Amount for such Group;

      (e)   the Monthly Excess Interest for such Group;

      (f)   the amount of any payment to the [Class __-X] Certificates related to such Group;

      (g)   if applicable, the Excess Interest Amount from an unrelated
            Group of Certificates that provides additional credit enhancement to the related overcollateralized Group of Certificates.

                                  EXHIBIT T

                       FORM OF DEPOSITOR CERTIFICATION

      Re:   Credit Suisse First Boston Mortgage Securities Corp.,
            Adjustable Rate Mortgage Trust 2005-10,
            Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series
            2005-10

            I, __________________________, certify that:

            1.....I have  reviewed  this annual  report on Form 10-K,  and all reports on Form 8-K  containing  distribution  and servicing  reports filed in respect of periods  included  in the year  covered by this annual  report,  of
Adjustable  Rate  Mortgage  Trust  2005-10,  Adjustable  Rate  Mortgage-Backed
Pass-Through Certificates, Series 2005-10 (the "Trust");

            2.....Based on my knowledge,  the  information  in these  reports, taken as a whole,  does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements  made, in light of the circumstances  under which such statements were made, not misleading as of the last day of the period covered by this annual report;

            3.....Based  on  my  knowledge,   the   distribution   information
required to be prepared by the Trust  Administrator  based upon the  servicing information  required to be provided by each Servicer and the Master  Servicer under the Pooling and Servicing Agreement is included in these reports;

            4.....Based  on  my  knowledge  and  upon  the  annual  compliance statements  included in the report and  required to be  delivered to the Trust
Administrator  in  accordance  with the  terms of the  Pooling  and  Servicing
Agreement and based upon the review  required  under the Pooling and Servicing
Agreement,  and except as  disclosed  in the  report,  each  Servicer  and the
Master Servicer has fulfilled its obligations  under the Pooling and Servicing
Agreement; and

            5.....The reports disclose all significant  deficiencies  relating to each  Servicer's  and the Master  Servicer's  compliance  with the  minimum servicing  standards  based,  in each  case,  upon the report  provided  by an independent  public  accountant,  after conducting a review in compliance with the  Uniform  Single  Attestation  Program  for  Mortgage  Bankers  or similar standard  as set  forth  in the  Pooling  and  Servicing  Agreement,  that  is included in these reports.

            In giving the  certifications  above, I have reasonably  relied on the information provided to me by the following  unaffiliated  parties:  [each
Servicer, the Master Servicer, the Trustee or Trust Administrator].

            Capitalized  terms used but not defined  herein have the  meanings ascribed  to  them  in  the  Pooling  and  Servicing  Agreement  dated  as  of
September 1,  2005,  among  Credit  Suisse First  Boston  Mortgage  Securities
Corp.,  as depositor,  DLJ Mortgage  Capital,  Inc.,  as a seller,  Washington
Mutual Bank, as a seller and as a servicer, Select Portfolio Servicing,  Inc., as a servicer and as special  servicer,  U.S.  Bank National  Association,  as trustee, and Wells Fargo Bank, N.A., as a servicer,  master servicer,  back-up servicer and trust administrator (the "Pooling and Servicing Agreement").

                                                ______________________________
                                                [Name]
                                                [Title]
                                                [Date]

                                  EXHIBIT U

                  FORM OF TRUST ADMINISTRATOR CERTIFICATION

      Re:   Credit Suisse First Boston Mortgage Securities Corp.,
            Adjustable Rate Mortgage Trust 2005-10,
            Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series
            2005-10

            Wells  Fargo  Bank,  N.A.  (the  "Trust   Administrator")   hereby
certifies  to Credit  Suisse  First  Boston  Mortgage  Securities  Corp.  (the
"Depositor"),  and each Person,  if any, who "controls"  the Depositor  within the  meaning of the  Securities  Act of 1933,  as amended,  and its  officers, directors  and  affiliates,  and with the  knowledge and intent that they will rely upon this certification, that:

            1.....The Trust  Administrator  has reviewed the annual  report on
Form 10-K for the fiscal  year [___],  and all reports on Form 8-K  containing distribution  reports filed in respect of periods included in the year covered by that annual  report,  of the  Depositor  relating  to the  above-referenced trust;

            2.....Based on the Trust Administrator's  knowledge,  and assuming the  accuracy  and  completeness  of the  information  supplied  to the  Trust
Administrator  by the Master  Servicer  and each  Servicer,  the  distribution information in the distribution  reports  contained in all reports on Form 8-K included in the year covered by the annual  report on Form 10-K for the fiscal year [___],  prepared by the Trust  Administrator,  taken as a whole, does not contain any untrue  statement  of a material  fact or omit to state a material fact  required by the Pooling and Servicing  Agreement to be included  therein and  necessary  to make the  statements  made,  in light of the  circumstances under which such  statements  were made,  not misleading as of the last day of the period covered by that annual report; and

            3.....Based   on  the   Trust   Administrator's   knowledge,   the
distribution  information  required to be provided by the Trust  Administrator under the Pooling and Servicing Agreement is included in these reports.

            Capitalized  terms used but not defined  herein have the  meanings ascribed  to  them  in  the  Pooling  and  Servicing  Agreement  dated  as  of
September 1,  2005,  among  Credit  Suisse First  Boston  Mortgage  Securities
Corp.,  as depositor,  DLJ Mortgage  Capital,  Inc.,  as a seller,  Washington
Mutual Bank, as a seller and as a servicer, Select Portfolio Servicing,  Inc., as a servicer and as special  servicer,  U.S.  Bank National  Association,  as trustee, and Wells Fargo Bank, N.A., as a servicer,  master servicer,  back-up servicer and trust administrator (the "Pooling and Servicing Agreement").

                                                Wells Fargo Bank, N.A.
                                                as Trust Administrator

                                                By:___________________________
                                                [Name]
                                                [Title]
                                                [Date]

                                 EXHIBIT V-1

                    FORM OF MASTER SERVICER CERTIFICATION

      Re:   Credit Suisse First Boston Mortgage Securities Corp.,
            Adjustable Rate Mortgage Trust 2005-10,
            Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series
            2005-10

            Wells  Fargo  Bank,  N.A.  (the  "Master   Servicer"),   certifies
pursuant to  Section 10.13  (d)(i) of the Pooling and  Servicing  Agreement to
the  Depositor,   the  Trust  Administrator  and  each  Person,  if  any,  who
"controls" the Depositor or the Trust Administrator  within the meaning of the
Securities  Act of  1933,  as  amended,  and  their  respective  officers  and directors with respect to the calendar year immediately  preceding the date of this Certificate (the "Relevant Year"), as follows:

            1.....For  purposes of this  Certificate,  "Relevant  Information"
means the information in the certificate  provided pursuant to Section 3.16 of the Pooling and Servicing Agreement (the "Annual Compliance  Certificate") for
the  Relevant  Year and the  information  in all  servicing  reports  required pursuant to the Pooling and  Servicing  Agreement to be provided by the Master
Servicer to the Trust  Administrator  during the Relevant  Year.  Based on the
Master Servicer's knowledge, the Relevant Information,  taken as a whole, does not  contain  any  untrue  statement  of a  material  fact or omit to  state a material  fact  required to be stated  therein  which is necessary to make the statements  made  therein,  in light of the  circumstances  under  which  such statements were made, not misleading as of the last day of the Relevant Year.

            2.....The Relevant  Information has been provided to those Persons entitled to receive it.

            3.....Based upon the review  required by the Pooling and Servicing
Agreement and except as disclosed in the Annual Compliance  Certificate or the accountants'  statement  provided  pursuant to Section 3.17 of the Pooling and
Servicing  Agreement,  to the best of the  Master  Servicer's  knowledge,  the
Master Servicer has fulfilled its obligations  under the Pooling and Servicing
Agreement throughout the Relevant Year.

            Capitalized  terms used but not defined  herein have the  meanings ascribed  to  them  in  the  Pooling  and  Servicing  Agreement  dated  as  of
September 1,  2005,  among  Credit  Suisse First  Boston  Mortgage  Securities
Corp.,  as depositor,  DLJ Mortgage  Capital,  Inc.,  as a seller,  Washington
Mutual Bank, as a seller and as a servicer, Select Portfolio Servicing,  Inc., as a servicer and as special  servicer,  U.S.  Bank National  Association,  as trustee, and Wells Fargo Bank, N.A., as a servicer,  master servicer,  back-up servicer and trust administrator (the "Pooling and Servicing Agreement").

                                                Wells Fargo Bank, N.A.
                                                as Master Servicer

                                                By:___________________________
                                                [Name]
                                                [Title]
                                                [Date]

                                 EXHIBIT V-2

                        FORM OF SERVICER CERTIFICATION

      Re:   Credit Suisse First Boston Mortgage Securities Corp.,
            Adjustable Rate Mortgage Trust 2005-10,
            Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series
            2005-10

            I, [name of  certifying  individual],  a duly  elected  and acting officer of [__________________________]  (the "Servicer"), certify pursuant to
Section 10.13(d)(iii)   of  the  Pooling  and   Servicing   Agreement  to  the
Depositor,  the Trust  Administrator  and each Person,  if any, who "controls"
the Depositor or the Trust Administrator  within the meaning of the Securities
Act of 1933, as amended,  and their  respective  officers and directors,  with
respect  to  the  calendar  year  immediately   preceding  the  date  of  this
Certificate (the "Relevant Year"), as follows:

            1.....For  purposes of this  Certificate,  "Relevant  Information"
means the information in the certificate  provided pursuant to Section 3.16 of the Pooling and Servicing Agreement (the "Annual Compliance  Certificate") for
the  Relevant  Year and the  information  in all  servicing  reports  required pursuant  to  the  Pooling  and  Servicing  Agreement  to be  provided  by the
Servicer to the Trust  Administrator  during the  Relevant  Year.  Based on my knowledge,  the Relevant  Information,  taken as a whole, does not contain any untrue  statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the  statements  made therein, in light of the  circumstances  under  which such  statements  were made,  not misleading as of the last day of the Relevant Year.

            2.....The Relevant  Information has been provided to those Persons entitled to receive it.

            3.....I am responsible  for reviewing the activities  performed by the Servicer  under the Pooling and  Servicing  Agreement  during the Relevant
Year.  Based upon the review  required by the Pooling and Servicing  Agreement
and  except  as  disclosed  in  the  Annual  Compliance   Certificate  or  the
accountants'  statement  provided  pursuant to Section 3.17 of the Pooling and
Servicing Agreement,  to the best of my knowledge,  the Servicer has fulfilled its  obligations  under the Pooling and  Servicing  Agreement  throughout  the
Relevant Year.

            Capitalized  terms used but not defined  herein have the  meanings ascribed  to  them  in  the  Pooling  and  Servicing  Agreement  dated  as  of
September 1,  2005,  among  Credit  Suisse First  Boston  Mortgage  Securities
Corp.,  as depositor,  DLJ Mortgage  Capital,  Inc.,  as a seller,  Washington
Mutual Bank, as a seller and as a servicer, Select Portfolio Servicing,  Inc., as a servicer and as special  servicer,  U.S.  Bank National  Association,  as trustee, and Wells Fargo Bank, N.A., as a servicer,  master servicer,  back-up servicer and trust administrator (the "Pooling and Servicing Agreement").

                                                [______________________]
                                                as Servicer

                                                By:___________________________
                                                Name:
                                                Title:
                                                Date:

                                  EXHIBIT W

                            FORM OF CERTIFICATION

              REGARDING SUBSTITUTION OF DEFECTIVE MORTGAGE LOANS

             OFFICER'S CERTIFICATE OF DLJ MORTGAGE CAPITAL, INC.

                              [__________], 2005

      I,  ____________,  hereby certify that I am the duly authorized  officer of DLJ Mortgage Capital, Inc., a Delaware corporation  ("DLJMC"),  and further
certify   that  each  of  the   Mortgage   Loans   substituted   by  DLJMC  on
_______________,  20[___]  were in  violation  of the  terms of the  Mortgages related thereto.

      Capitalized  terms  used  but  not  defined  herein  have  the  meanings ascribed  to  them  in  the  Pooling  and  Servicing  Agreement  dated  as  of
September 1,  2005,  among  Credit  Suisse First  Boston  Mortgage  Securities
Corp.,  as depositor,  DLJ Mortgage  Capital,  Inc.,  as a seller,  Washington
Mutual Bank, as a seller and as a servicer, Select Portfolio Servicing,  Inc., as a servicer and as special  servicer,  U.S.  Bank National  Association,  as trustee, and Wells Fargo Bank, N.A., as a servicer,  master servicer,  back-up servicer and trust administrator (the "Pooling and Servicing Agreement").

                                          DLJ MORTGAGE CAPITAL, INC.

                                          ____________________________________
                                          Name:
                                          Title:

                                  SCHEDULE I

                            MORTGAGE LOAN SCHEDULE

                           (Provided Upon Request)

                                 SCHEDULE IIA

    Representations and Warranties of Seller - DLJ Mortgage Capital, Inc.

            DLJMC Mortgage Capital,  Inc. ("DLJ"),  in its capacity as Seller, hereby makes the  representations  and  warranties  set forth in this Schedule
IIA to the  Depositor,  the  Trustee  and the Trust  Administrator,  as of the
Closing Date, or if so specified  herein, as of the Cut off Date or such other date as may be  specified.  Capitalized  terms  used  but not  defined  herein shall  have  the  meanings  assigned  thereto  in the  Pooling  and  Servicing
Agreement  dated as of  September 1,  2005,  among Credit  Suisse First Boston
Mortgage  Securities  Corp., as depositor,  DLJ Mortgage  Capital,  Inc., as a seller,  Washington  Mutual  Bank,  as a  seller  and  as a  servicer,  Select
Portfolio  Servicing,  Inc., as a servicer and as special servicer,  U.S. Bank
National  Association,  as trustee, and Wells Fargo Bank, N.A., as a servicer, master servicer,  back-up servicer and trust  administrator (the "Agreement").
DLJMC is a corporation  duly organized,  validly existing and in good standing under the laws of the state of its incorporation;

            (i)         DLJMC has full  corporate  power to own its  property,
      to carry on its  business as presently  conducted  and to enter into and perform its obligations under this Agreement;

            (ii)        the execution and delivery by DLJMC of this  Agreement
      have been duly authorized by all necessary  corporate action on the part of DLJMC; and neither the execution and delivery of this Agreement,  nor the consummation of the transactions  herein  contemplated  hereby,  nor compliance with the provisions  hereof,  will conflict with or result in a breach of, or  constitute a default  under,  any of the  provisions of any  law,  governmental  rule,  regulation,  judgment,  decree  or order binding on DLJMC or its properties or the  certificate of  incorporation or by-laws of DLJMC, except those conflicts,  breaches or defaults which would not  reasonably be expected to have a material  adverse  effect on
      DLJMC's  ability  to enter into this  Agreement  and to  consummate  the transactions contemplated hereby;

            (iii) the  execution,  delivery and  performance  by DLJMC of this
      Agreement and the consummation of the transactions  contemplated  hereby do not require the consent or approval  of, the giving of notice to, the registration  with, or the taking of any other action in respect of, any state, federal or other governmental  authority or agency,  except those consents,  approvals,  notices,  registrations  or other actions as have already  been  obtained,  given  or made  and,  in  connection  with the recordation  of the  Mortgages,  powers of  attorney or  assignments  of
      Mortgages not yet completed;

            (iv)  this  Agreement  has been duly  executed  and  delivered  by
      DLJMC and,  assuming due  authorization,  execution  and delivery by the
      Trustee,  the Trust Administrator,  the Master Servicer,  the Servicers,
      the Special Servicer and the Depositor,  constitutes a valid and binding obligation of DLJMC enforceable  against it in accordance with its terms
      (subject to applicable  bankruptcy and insolvency laws and other similar laws affecting the  enforcement  of the rights of creditors  generally);
      and

            (v)   to  the   knowledge   of  DLJMC,   there  are  no   actions,
      litigation,  suits or  proceedings  pending or threatened  against DLJMC
      before  or  by  any  court,   administrative   agency,   arbitrator   or
      governmental   body  (i)  with  respect  to  any  of  the   transactions
      contemplated  by this Agreement or (ii) with respect to any other matter which in the  judgment of DLJMC if  determined  adversely to DLJMC would reasonably  be expected  to  materially  and  adversely  affect  DLJMC's ability to perform its obligations  under this  Agreement;  and DLJMC is not in default  with  respect to any order of any court,  administrative agency,  arbitrator  or  governmental  body  so  as  to  materially  and adversely affect the transactions contemplated by this Agreement.

                                 SCHEDULE IIB

Representations and Warranties of Seller and Servicer - Washington Mutual Bank

            WMB, in its capacity as a Seller and a Servicer,  hereby makes the representations  and  warranties  set  forth  in  this  Schedule  IIB  to  the
Depositor,  the Trustee and the Trust  Administrator,  as of the Closing Date,
or if so  specified  herein,  as of the Cut off Date or such other date as may be  specified.  Capitalized  terms used but not defined  herein shall have the meanings  assigned thereto in the Pooling and Servicing  Agreement dated as of
September 1,  2005,  among  Credit  Suisse First  Boston  Mortgage  Securities
Corp.,  as depositor,  DLJ Mortgage  Capital,  Inc.,  as a seller,  Washington
Mutual Bank, as a seller and as a servicer, Select Portfolio Servicing,  Inc., as a servicer and as special  servicer,  U.S.  Bank National  Association,  as trustee, and Wells Fargo Bank, N.A., as a servicer,  master servicer,  back-up servicer and trust administrator (the "Agreement").

            WMB is a corporation  duly  incorporated,  validly existing and in good standing under the laws of the jurisdiction of its  incorporation  and is qualified  under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

            (i)   WMB  has  all  requisite  corporate  power,   authority  and
      capacity  to enter into the  Agreement  and to perform  the  obligations
      required   of  it   thereunder.   The   Agreement   (assuming   the  due
      authorization  and  execution  of the  Agreement  by the  other  parties thereto)  constitutes  a valid  and  legally  binding  agreement  of WMB enforceable in accordance with its terms,  except as such enforceability may be limited by  bankruptcy,  insolvency,  moratorium,  reorganization
      and  similar   laws,   and  by  equitable   principles   affecting   the
      enforceability of the rights of creditors.

            (ii)  None of the  execution  and delivery of the  Agreement,  the consummation  of any  other  transaction  contemplated  therein,  or the fulfillment  of or  compliance  with the  terms of the  Agreement,  will result in the  breach of, or  constitute  a default  under,  any term or provision  of the  organizational  documents  of WMB or  conflict  with, result in a material breach,  violation or acceleration of or constitute a material  default under, the terms of any indenture or other agreement or  instrument  to which WMB is a party or by which it is bound,  or any statute,  order, judgment, or regulation applicable to WMB of any court, regulatory  body,  administrative  agency or  governmental  body  having jurisdiction over WMB.

            (iii) There  is  no  action,  suit,  proceeding  or  investigation pending,  or to WMB's  knowledge  threatened,  against  WMB  before  any court,  administrative  agency  or  other  tribunal  (a)  asserting  the invalidity of the Agreement,  (b) seeking to prevent the consummation of any  of  the  transactions  contemplated  thereby  or  (c)  which  might
      materially  and  adversely   affect  the   performance  by  WMB  of  its
      obligations under, or the validity or enforceability of, the Agreement.

            (iv)  No consent,  approval,  authorization or order of any court, regulatory  body or  governmental  agency  or court is  required,  under state or federal law prior to the  execution,  delivery and  performance by  WMB of  the  Agreement  or  the  consummation  of  the  transactions contemplated by the Agreement.

            (v)   With respect to each WMB Mortgage  Loan,  WMB has  furnished information  regarding  its borrower  credit  files to credit  reporting agencies on a monthly  basis in  compliance  with the  provisions of the
      Fair Credit  Reporting Act and its implementing  regulations  applicable to WMB.

                                 SCHEDULE IIC

  Representations and Warranties of Master Servicer - Wells Fargo Bank, N.A.

            Wells Fargo Bank, N.A. ("Wells Fargo"),  in its capacity as Master
Servicer,  hereby makes the  representations  and warranties set forth in this
Schedule IIB to the Depositor,  the Trust Administrator and the Trustee, as of
the Closing  Date, or if so specified  herein,  as of the Cut-off Date or such other date as may be specified.

            (i)   Wells Fargo is a national  banking  association duly formed, validly  existing and in good  standing and is qualified  under the laws of each state where  required by applicable  law or is otherwise  exempt under applicable law from such qualification.

            (ii)  Wells  Fargo  has  all   requisite   organizational   power,
      authority  and capacity to enter into the  Agreement  and to perform the obligations  required of it thereunder.  The Agreement (assuming the due authorization  and  execution  of the  Agreement  by the  other  parties thereto)  constitutes  a valid and legally  binding  agreement  of Wells
      Fargo  enforceable  in  accordance  with  its  terms,   except  as  such
      enforceability  may be limited by  bankruptcy,  insolvency,  moratorium, reorganization and similar laws, and by equitable  principles  affecting the enforceability of the rights of creditors.

            (iii) None of the  execution  and delivery of the  Agreement,  the consummation  of any  other  transaction  contemplated  therein,  or the fulfillment  of or  compliance  with the  terms of the  Agreement,  will result in the  breach of, or  constitute  a default  under,  any term or provision  of the  organizational  documents  of Wells Fargo or conflict with,  result in a material  breach,  violation  or  acceleration  of or constitute  a material  default  under,  the terms of any  indenture  or other  agreement  or  instrument  to which  Wells Fargo is a party or by which it is  bound,  or any  statute,  order,  judgment,  or  regulation applicable to Wells Fargo of any court, regulatory body,  administrative agency or governmental body having jurisdiction over Wells Fargo.

            (iv)  There  is  no  action,  suit,  proceeding  or  investigation pending, or to Wells Fargo's knowledge  threatened,  against Wells Fargo before any court,  administrative agency or other tribunal (a) asserting
      the   invalidity   of  the   Agreement,   (b)  seeking  to  prevent  the
      consummation  of any of the  transactions  contemplated  thereby  or (c)
      which might  materially  and adversely  affect the  performance by Wells
      Fargo of its obligations  under, or the validity or  enforceability  of, the Agreement.

            (v)   No consent,  approval,  authorization or order of any court, regulatory  body or  governmental  agency  or court is  required,  under state or federal law prior to the  execution,  delivery and  performance by Wells Fargo of the Agreement or the  consummation of the transactions contemplated by the Agreement.

                                 SCHEDULE IID

Representations and Warranties of Servicer - Select Portfolio Servicing, Inc.

            Select Portfolio  Servicing,  Inc.  ("SPS"),  in its capacities as
Servicer  and  Special  Servicer,   hereby  makes  the   representations   and
warranties set forth in this Schedule IID to the Depositor,  the Trustee,  the
Trust Administrator and the Master Servicer,  as of the Closing Date, or if so
specified  herein,  as of the  Cut-off  Date  or  such  other  date  as may be specified.

            (i)   SPS is a corporation  duly formed,  validly  existing and in good standing under the laws of the  jurisdiction  of its  incorporation and is  qualified  under  the  laws  of each  state  where  required  by applicable  law or is otherwise  exempt under  applicable  law from such qualification.

            (ii)  SPS  has  all  requisite  corporate  power,   authority  and
      capacity  to enter into the  Agreement  and to perform  the  obligations
      required   of  it   thereunder.   The   Agreement   (assuming   the  due
      authorization  and  execution  of the  Agreement  by the  other  parties thereto)  constitutes  a valid  and  legally  binding  agreement  of SPS enforceable in accordance with its terms,  except as such enforceability may be limited by  bankruptcy,  insolvency,  moratorium,  reorganization
      and  similar   laws,   and  by  equitable   principles   affecting   the
      enforceability of the rights of creditors.

            (iii) None of the  execution  and delivery of the  Agreement,  the consummation  of any  other  transaction  contemplated  therein,  or the fulfillment  of or  compliance  with the  terms of the  Agreement,  will result in the  breach of, or  constitute  a default  under,  any term or provision  of the  organizational  documents  of SPS or  conflict  with, result in a material breach,  violation or acceleration of or constitute a material  default under, the terms of any indenture or other agreement or  instrument  to which SPS is a party or by which it is bound,  or any statute,  order, judgment, or regulation applicable to SPS of any court, regulatory  body,  administrative  agency or  governmental  body  having jurisdiction over SPS.

            (iv)  There  is  no  action,  suit,  proceeding  or  investigation pending,  or to SPS's  knowledge  threatened,  against  SPS  before  any
      court,   administrative  agency  or  other  tribunal  (a) asserting  the invalidity of the Agreement,  (b) seeking to prevent the consummation of any  of  the  transactions  contemplated  thereby  or  (c)  which  might
      reasonably   be  expected  to  materially   and  adversely   affect  the
      performance  by  SPS of  its  obligations  under,  or  the  validity  or enforceability of, the Agreement.

            (v)   No consent,  approval,  authorization or order of any court, regulatory  body or  governmental  agency  or court is  required,  under state or federal law prior to the  execution,  delivery and  performance by  SPS of  the  Agreement  or  the  consummation  of  the  transactions contemplated by the Agreement.

            (vi)  With respect to each SPS Serviced  Mortgage  Loan and to the extent SPS has serviced any of the SPS Serviced  Mortgage Loans prior to the date of the Agreement,  SPS has fully furnished,  in accordance with
      the  Fair  Credit  Reporting  Act  and  its  implementing   regulations,
      accurate and complete  information (e.g.,  favorable and unfavorable) on its borrower  credit  files to Equifax,  Experian and Trans Union Credit
      Information Company, on a monthly basis.

                                 SCHEDULE IIE

     Representations and Warranties of Servicer - Wells Fargo Bank, N.A.

            Wells  Fargo  Bank,  N.A.  ("Wells  Fargo"),  in its  capacity  as
Servicer,  hereby makes the  representations  and warranties set forth in this
Schedule IIE to the Depositor, the Trustee and the Trust Administrator,  as of
the Closing  Date, or if so specified  herein,  as of the Cut-off Date or such other date as may be specified.

                  (i)   Wells  Fargo is a national  banking  association  duly
      organized and in good  standing  under the laws of the United States and is qualified  under the laws of each state where  required by applicable law or is otherwise exempt under applicable law from such qualification.

                  (ii)  Wells  Fargo  has  all  requisite   corporate   power,
      authority  and capacity to enter into the  Agreement  and to perform the obligations  required of it thereunder.  The Agreement (assuming the due authorization  and  execution  of the  Agreement  by the  other  parties thereto)  constitutes  a valid and legally  binding  agreement  of Wells
      Fargo  enforceable  in  accordance  with  its  terms,   except  as  such
      enforceability  may  be  limited  by  liquidation,  conservatorship  and
      similar  laws   administered   by  the  FDIC   affecting   the  contract
      obligations of insured banks, and by equitable  principles affecting the enforceability of the rights of creditors.

                  (iii) None of the execution  and delivery of the  Agreement, the consummation of any other transaction  contemplated  therein, or the fulfillment  of or  compliance  with the  terms of the  Agreement,  will result in the  breach of, or  constitute  a default  under,  any term or provision  of the  organizational  documents  of Wells Fargo or conflict with,  result in a material  breach,  violation  or  acceleration  of or constitute  a material  default  under,  the terms of any  indenture  or other  agreement  or  instrument  to which  Wells Fargo is a party or by which it is  bound,  or any  statute,  order,  judgment,  or  regulation applicable to Wells Fargo of any court, regulatory body,  administrative agency or governmental body having jurisdiction over Wells Fargo.

                  (iv)  There is no action, suit,  proceeding or investigation pending, or to Wells Fargo's knowledge  threatened,  against Wells Fargo before any court,  administrative agency or other tribunal (a) asserting
      the   invalidity   of  the   Agreement,   (b)  seeking  to  prevent  the
      consummation  of any of the  transactions  contemplated  thereby  or (c)
      which might  materially  and adversely  affect the  performance by Wells
      Fargo of its obligations  under, or the validity or  enforceability  of, the Agreement.

                  (v)   No consent,  approval,  authorization  or order of any
      court,  regulatory  body or  governmental  agency or court is  required, under  state  or  federal  law  prior  to the  execution,  delivery  and performance by Wells Fargo of the Agreement or the  consummation  of the transactions contemplated by the Agreement.

                                SCHEDULE IIIA

           Representations and Warranties of DLJMC - Mortgage Loans

            DLJMC,   in   its   capacity   as   Seller,   hereby   makes   the
representations  and  warranties  set  forth  in  this  Schedule  IIIA  to the
Depositor,  the Trustee and the Trust  Administrator,  as of the Closing Date,
or if so  specified  herein,  as of the Cut off Date or such other date as may be  specified,  with respect to the Mortgage  Loans  identified  on Schedule I hereto, except as specified herein.

            (i)   The  information  set forth in Schedule  I, with  respect to the  Mortgage  Loans,  is  complete,  true and  correct in all  material respects;

            (ii)  [Reserved];

            (iii) No Mortgage  Loan will be 30 or more days  delinquent  as of the  Cut-off  Date.  There are no material  defaults  under the terms of any Mortgage Loan;

            (iv)  All taxes,  governmental  assessments,  insurance  premiums, water, sewer and municipal  charges,  leasehold payments or ground rents which  previously  became due and owing have been paid,  or escrow funds have been  established  in an amount  sufficient  to pay for every  such escrowed  item which  remains  unpaid and which has been assessed but is not yet due and payable;

            (v)   The terms of the  Mortgage  Note and the  Mortgage  have not been  impaired,  waived,  altered or modified in any respect,  except by written  instruments  which have been  recorded or sent for recording to the extent any such  recordation  is required by law,  or,  necessary to protect the interest of the  Depositor.  No other  instrument of waiver, alteration or modification has been executed,  and no Mortgagor has been released,  in  whole  or in  part,  from the  terms  thereof  except  in connection with an assumption  agreement and which assumption  agreement is part of the  Mortgage  File and the terms of which are  reflected  in
      Schedule  IA;  the   substance  of  any  such  waiver,   alteration   or
      modification  has been  approved by the issuer of any  related  Mortgage
      Guaranty  Insurance  Policy and title  insurance  policy,  to the extent required by the related policies;

            (vi)  The  Mortgage  Note and the  Mortgage are not subject to any right  of  rescission,  set-off,  counterclaim  or  defense,  including, without limitation,  the defense of usury, nor will the operation of any of the terms of the Mortgage  Note or the  Mortgage,  or the exercise of
      any  right   thereunder,   render   the   Mortgage   Note  or   Mortgage
      unenforceable,  in  whole  or in  part,  or  subject  to  any  right  of rescission,  set-off,  counterclaim or defense, including the defense of usury,  and no  such  right  of  rescission,  set-off,  counterclaim  or defense has been asserted with respect thereto;

            (vii) All  buildings  or other  customarily  insured  improvements upon the Mortgaged  Property are insured by an insurer  acceptable under the FNMA Guides,  against loss by fire, hazards of extended coverage and such other  hazards as are  provided for in the FNMA Guides or by FHLMC, as well as all  additional  requirements  set forth in  Section 4.10  of this Agreement.  All such standard hazard policies are in full force and effect and on the date of  origination  contained  a standard  mortgagee clause  naming DLJMC and its  successors in interest and assigns as loss payee and such  clause is still in effect and all  premiums  due thereon have been paid.  If required  by the Flood  Disaster  Protection  Act of
      1973,  as amended,  the  Mortgage  Loan is covered by a flood  insurance policy  meeting  the  requirements  of  the  current  guidelines  of the
      Federal  Insurance  Administration  which  policy  conforms  to FNMA and
      FHLMC requirements,  as well as all additional requirements set forth in
      Section 4.10  of this  Agreement.  Such  policy was issued by an insurer acceptable under FNMA or FHLMC  guidelines.  The Mortgage  obligates the
      Mortgagor  thereunder to maintain all such insurance at the  Mortgagor's cost and expense,  and on the Mortgagor's  failure to do so,  authorizes
      the  holder  of  the  Mortgage  to  maintain   such   insurance  at  the
      Mortgagor's  cost and expense and to seek  reimbursement  therefor  from the Mortgagor;

            (viii)      Each  Mortgage  Loan at the time it was made  complied
      in all material  respects with all applicable  local,  state and federal laws,  including,  without limitation,  usury, equal credit opportunity, disclosure,  recording and all applicable  predatory and abusive lending laws;

            (ix)  The  related  Mortgage is a valid,  subsisting,  enforceable and  perfected  first  lien on the  Mortgaged  Property,  including  for
      Mortgage  Loans that are not  Cooperative  Loans,  all  buildings on the
      Mortgaged  Property and all  installations  and mechanical,  electrical,
      plumbing,   heating  and  air  conditioning   systems  affixed  to  such
      buildings,  and all additions,  alterations and replacements made at any time  with  respect  to  the  foregoing  securing  the  Mortgage  Note's original  principal  balance.  The Mortgage and the Mortgage Note do not contain any  evidence  of any  security  interest  or other  interest or right  thereto.  Such  lien is free  and  clear of all  adverse  claims,
      liens  and  encumbrances   having  priority  over  the  first  lien,  as
      applicable,   of  the   Mortgage   subject   only  to  (1) the  lien  of
      non-delinquent  current real property taxes and  assessments not yet due and payable, (2) covenants, conditions and restrictions,  rights of way, easements  and  other  matters  of the  public  record as of the date of
      recording  which  are  acceptable  to  mortgage   lending   institutions
      generally  and either (A) which are referred to or otherwise  considered in the appraisal  made for the  originator of the Mortgage  Loan, or (B)
      which do not  adversely  affect  the  appraised  value of the  Mortgaged
      Property as set forth in such appraisal,  and (3) other matters to which like properties are commonly  subject which do not materially  interfere with  the  benefits  of the  security  intended  to be  provided  by the
      Mortgage or the use,  enjoyment,  value or  marketability of the related
      Mortgaged  Property.   Any  security  agreement,   chattel  mortgage  or
      equivalent  document  related to and  delivered in  connection  with the
      Mortgage Loan establishes and creates a valid,  subsisting,  enforceable and perfected  first lien and first  priority  security  interest on the property  described  therein,  and the Seller has the full right to sell and assign the same to the Depositor;

            (x)   The Mortgage Note and the related  Mortgage are original and genuine  and each is the  legal,  valid and  binding  obligation  of the maker thereof,  enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium,  reorganization and other laws of general  application  affecting  the rights of creditors  and by general equitable principles;

            (xi)  DLJMC or its  affiliate  is the sole  owner  of  record  and holder  of the  Mortgage  Loan  and the  indebtedness  evidenced  by the
      Mortgage Note.  Immediately  prior to the transfer and assignment to the
      Depositor  on  the  Closing  Date,  the  Mortgage  Loan,  including  the
      Mortgage  Note and the  Mortgage,  were not subject to an  assignment or pledge,  and  DLJMC  had good and  marketable  title to and was the sole owner  thereof and had full right to transfer and sell the Mortgage Loan to the  Depositor  free and  clear  of any  encumbrance,  equity,  lien, pledge,  charge,  claim or security  interest and has the full right and authority  subject to no  interest  or  participation  of, or  agreement with,  any  other  party,  to sell  and  assign  the  Mortgage  Loan and following the sale of the Mortgage  Loan,  the  Depositor  will own such
      Mortgage Loan free and clear of any encumbrance,  equity,  participation interest, lien, pledge, charge, claim or security interest;

            (xii) There are no  mechanics'  or similar  liens or claims  which have  been  filed  for  work,  labor  or  material  (and no  rights  are outstanding  that under law could give rise to such liens) affecting the related  Mortgaged  Property which are or may be liens prior to or equal to the lien of the related Mortgage;

            (xiii)      All  improvements  subject to the Mortgage  which were
      considered in determining the appraised value of the Mortgaged  Property lie wholly within the boundaries and building  restriction  lines of the
      Mortgaged  Property  (and wholly  within the project  with  respect to a condominium unit) except for de minimis  encroachments  permitted by the
      FNMA  Guide and  which  have been  noted on the  appraisal  or the title policy  affirmatively  insures  against  loss or damage by reason of any violation,  variation or  encroachment  adverse  circumstances  which is either  disclosed or would have been  disclosed  by an accurate  survey, and no improvements on adjoining  properties encroach upon the Mortgaged
      Property  except those which are insured  against by the title insurance policy  referred to in clause (v) above or are acceptable  under FNMA or
      FHLMC  guidelines and all  improvements  on the property comply with all applicable zoning and subdivision laws and ordinances;

            (xiv) The  Mortgaged  Property  is not  subject  to  any  material damage by waste, fire, earthquake,  windstorm,  flood or other casualty.
      At origination  of the Mortgage Loan there was, and there  currently is, no  proceeding  pending  for the total or  partial  condemnation  of the
      Mortgaged Property;

            (xv)  Each  Mortgage  Loan  has  been  serviced  in  all  material respects in compliance with accepted servicing practices;

            (xvi) With respect to each Cooperative  Loan, the related Mortgage is a valid,  enforceable and subsisting  first security  interest on the related  Cooperative  Shares securing the related Mortgage Note, subject only to (a) liens of the  Cooperative  Property  for unpaid  assessments
      representing   the   Mortgagor's  pro  rata  share  of  the  Cooperative
      Property's  payments for its blanket  mortgage,  current and future real
      property  taxes,   insurance   premiums,   maintenance  fees  and  other
      assessments to which like  collateral is commonly  subject and (b) other matters  to which  like  collateral  is  commonly  subject  which do not materially  interfere  with the benefits of the security  intended to be provided  by the  Security  Agreement.  There  are no liens  against  or
      security   interest  in  the   Cooperative   Shares   relating  to  each
      Cooperative Loan (except for unpaid  maintenance,  assessments and other amounts owed to the related  Cooperative  Property which individually or in the  aggregate  will  not  have a  material  adverse  effect  on such
      Cooperative  Loan),  which have priority over DLJMC's security  interest in such Cooperative Shares;

            (xvii)      The Mortgage Loan complies with all terms,  conditions
      and  requirements of the originator's  underwriting  standards in effect at the time of origination of such Mortgage Loan;

            (xviii)     Each  Mortgage Loan  constitutes a qualified  mortgage
      under   Section 860G(a)(3)(A)  of  the  Code  and  Treasury  Regulations
      Section 1.860G-2(a)(1);

            (xix) With respect to each  Mortgage  Loan sold by the Seller,  to
      the   knowledge   of  DLJMC,   (i) no   borrower   obtained   a  prepaid
      single-premium  credit life, credit disability,  credit  unemployment or credit property  insurance  policy in connection with the origination of such  Mortgage  Loan,  (ii) the  related  Servicer of each such Mortgage
      Loan has fully  furnished,  in accordance with the Fair Credit Reporting
      Act and its implementing regulations,  accurate and complete information on its  borrower  credit  files to  Equifax,  Experian  and Trans  Union
      Credit  Information  Company,  on a monthly basis; and (iii) no Mortgage
      Loan  will  impose a  Prepayment  Premium  for a term in  excess of five years;

            (xx)  DLJMC  has  delivered  or  caused  to be  delivered  to  the
      Trustee or the Custodian on behalf of the Trustee the original  Mortgage bearing  evidence  that  such  instruments  have  been  recorded  in the appropriate  jurisdiction  where the  Mortgaged  Property  is located as determined  by DLJMC (or in lieu of the  original of the Mortgage or the assignment  thereof,  a duplicate or  conformed  copy of the Mortgage or the  instrument of  assignment,  if any,  together with a certificate of receipt  from DLJMC or the  settlement  agent who handled the closing of the Mortgage Loan,  certifying  that such copy or copies  represent true
      and  correct  copies  represent  true  and  correct   copy(ies)  of  the
      originals)  and  that  such  original(s)  have  been  or  are  currently submitted  to be  recorded  in the  appropriate  governmental  recording office of the jurisdiction  where the Mortgaged Property is located or a certification or receipt of the recording authority evidencing the same;

            (xxi) The Mortgage File  contains each of the documents  specified in Section 2.01(b) of this Agreement;

            (xxii)      No  Mortgage  Loan  sold by the  Seller  secured  by a
      Mortgaged  Property located in the State of Georgia was originated on or after  October 1, 2002 and  before  March 7, 2003 and no  Mortgage  Loan secured by Mortgaged  Property  located in the State of Georgia that was originated  on or after  March 7,  2003 is a "high  cost  home  loan" as defined in the Georgia Fair Lending Act (HB 1361), as amended;

            (xxiii)     With   respect   to   each   Cooperative   Loan,   the
      Cooperative  Shares that is pledged as security for the Cooperative Loan is held by a person as a  tenant-stockholder  (as defined in Section 216 of the  Code)  in a  cooperative  housing  corporation  (as  defined  in
      Section 216 of the Code);

            (xxiv)      None of the  Mortgage  Loans  sold by the  Seller  are
      classified as (a) a "high cost  mortgage"  loan under the Home Ownership and Equity  Protection Act of 1994 or (b) a "high cost home," "covered,"
      "high  cost,"  "high  risk  home" or  "predatory"  loan  under any other applicable state, federal or local law;

            (xxv) With respect to each Mortgage  Loan,  (a) the  Mortgage Loan was  originated by a mortgagee  approved by the Secretary of Housing and
      Urban  Development  pursuant  to  sections  203 and 211 of the  National
      Housing  Act,  a  savings  and  loan  association,  a  savings  bank,  a commercial bank, credit union,  insurance company or similar institution which is  supervised  and  examined by a federal or state  authority  or
      (b) at the time the Mortgage Loan was  originated,  the originator was a mortgagee  duly  licensed  as  required  by the State  within  which the
      Mortgage  Loan  was  originated,  and was  subject  to  supervision  and examination conducted by the applicable State authority of such State;

            (xxvi)      With  respect  to  each   Mortgage  Loan  that  has  a
      Prepayment Premium feature,  each such Prepayment Premium is enforceable and, at the time such  Mortgage  Loan was  originated,  each  Prepayment
      Premium complied with applicable  federal,  state and local law, subject to federal preemption where applicable;

            (xxvii)     The  related  Servicer of each  Mortgage  Loan sold by
      the Seller  will  fully  furnish,  in  accordance  with the Fair  Credit
      Reporting Act and its  implementing  regulations,  accurate and complete information on its borrower credit files to Equifax,  Experian and Trans
      Union Credit Information Company, on a monthly basis;

            (xxviii)    [Reserved];

            (xxix)      With  respect  to  the  Group 4  Mortgage  Loans,  the
      original  principal balance of each such Mortgage Loan is within Freddie
      Mac's dollar amount limits for conforming  one- to four-family  Mortgage
      Loans;

            (xxx) Each  Mortgage  Loan that is  secured  by  residential  real property (or a leasehold interest therein) has a loan-to-value  ratio of
      100% or less by Cut-Off Date Principal Balance;

            (xxxi)      No  Mortgage  Loan sold by the  Seller is a "High Cost
      Loan" or  "Covered  Loan," as  applicable,  as such terms are defined in the  then  current  Standard  &  Poor's  LEVELS®  Glossary  which is now
      Version 5.6c Revised, Appendix E, in effect as of the Closing Date; and

            (xxxii)     With respect to any  Mortgage  Loan  originated  on or
      after  August 1,  2004,  neither  the related  Mortgage  nor the related
      Mortgage  Note requires the related  Mortgagor to submit to  arbitration to resolve  any  dispute  arising  out of or  relating in any way to the
      Mortgage Loan.

                                SCHEDULE IIIB

          Representations and Warranties of WMB - WMB Mortgage Loans

            WMB, in its capacity as Seller,  hereby makes the  representations and warranties  set forth in this Schedule IIIB to the Depositor,  the Trustee and the  Trust  Administrator,  as of the  Closing  Date,  or if so  specified herein,  as of the Cut off Date or such other date as may be  specified,  with respect to the WMB Mortgage Loans  identified on Schedule I hereto,  except as otherwise  specified  herein.  Each  reference  to a  "Mortgage  Loan" in this
Schedule  IIIB  shall  mean a WMB  Mortgage  Loan,  and  each  reference  to a
"Mortgaged  Property"  shall  mean  a  Mortgaged  Property  related  to a  WMB
Mortgage  Loan.  Each  reference to the "Seller" in this  Schedule  IIIB shall mean WMB, in its capacity as seller of the WMB Mortgage Loans.

            (i)   The  information  set forth in the  Mortgage  Loan  Schedule with  respect  to the WMB  Mortgage  Loans was true and  correct  in all
      material   respects  at  the  date  or  dates   respecting   which  such
      information is furnished;

            (ii)  Each Mortgage is a valid and enforceable  (subject to clause
      (xvi)  below)  first  lien on an  unencumbered  estate in fee  simple or leasehold estate in the related  Mortgaged  Property subject only to (a)
      liens for  current  real  property  taxes and special  assessments;  (b)
      covenants,  conditions and  restrictions,  rights of way,  easements and other  matters  of  public  record  as of the  date  of  recording  such
      Mortgage,  such  exceptions  appearing  of record  being  acceptable  to mortgage  lending  institutions  generally or specifically  reflected in the  appraisal  obtained  in  connection  with  the  origination  of the
      Mortgage Loan; (c)  exceptions set forth in the title  insurance  policy relating to such Mortgage,  such exceptions being acceptable to mortgage lending  institutions  generally;  and (d) other  matters  to which like properties are commonly  subject which do not materially  interfere with the benefits of the security intended to be provided by the Mortgage;

            (iii) WMB had good  title  to,  and was the sole  owner  of,  each
      Mortgage  Loan  free  and  clear  of  any   encumbrance   or  lien,  and
      immediately upon the transfer and assignment  herein  contemplated,  the
      Trustee  shall have good title to, and will be the sole legal  owner of, each Mortgage  Loan,  free and clear of any  encumbrance  or lien (other than any lien under the Agreement);

            (iv)  As of the day prior to the Cut-off  Date,  all  payments due on each  Mortgage  Loan had  been  made  and no  Mortgage  Loan had been delinquent  (i.e., was more than 30 days past due) more than once in the preceding 12 months and any such delinquency  lasted for no more than 30 days;

            (v)   There   is  no  late   assessment   for   delinquent   taxes
      outstanding against any Mortgaged Property;

            (vi)  There is no offset,  defense or counterclaim to any Mortgage
      Note,  including  the  obligation  of the  Mortgagor  to pay the  unpaid principal or interest on such Mortgage Note;

            (vii) Each  Mortgaged  Property  is  free  of  damage  and in good repair, ordinary wear and tear excepted;

            (viii)      Each  Mortgage  Loan at the time it was made  complied
      in all material  respects with all applicable  local,  state and federal laws,  including,  without limitation,  usury, equal credit opportunity, disclosure,  recording and all applicable  predatory and abusive lending laws;

            (ix)  Each Mortgage Loan was originated by a savings  association, savings bank, credit union,  insurance company,  or similar  institution which is supervised  and examined by a federal or state  authority or by a mortgagee  approved by the FHA and will be serviced by an  institution which meets the servicer eligibility requirements established by WMB;

            (x)   Each  Mortgage  Loan  (other  than a  Cooperative  Loan)  is covered  by an ALTA  form or CLTA  form  of  mortgagee  title  insurance
      policy  or  other  form  of  policy  of  insurance   which,  as  of  the
      origination  date of  such  Mortgage  Loan,  was  acceptable  to FNMA or
      FHLMC,  and has been issued by, and is the valid and binding  obligation of, a title insurer which, as of the  origination  date of such Mortgage
      Loan,  was  acceptable  to FNMA or FHLMC and qualified to do business in the state in which the  related  Mortgaged  Property  is  located.  Such policy  insures the  originator of the Mortgage Loan, its successors and assigns as to the first  priority  lien of the  Mortgage in the original principal  amount of the  Mortgage  Loan subject to the  exceptions  set forth in such  policy.  Such policy is in full force and effect and will
      be  in  full  force  and  effect  and  inure  to  the   benefit  of  the
      Certificateholders   upon   the   consummation   of   the   transactions
      contemplated  by the  Agreement  and no claims have been made under such policy, and no prior holder of the related Mortgage,  including WMB, has done,  by act or omission,  anything  which would impair the coverage of such policy;

            (xi)  Each  Mortgage  Loan which had a  Loan-to-Value  Ratio as of the  Closing  Date in excess of 80% was  covered by a Mortgage  Guaranty
      Insurance Policy or an FHA insurance  policy or a VA guaranty,  and such policy or guaranty is valid and remains in full force and effect;

            (xii) All policies of insurance  required by the Agreement (except for the  Mortgage  Loans  specified  in clause  (xi) above as not having
      Primary Insurance  Policies) have been validly issued and remain in full force and effect, including such policies covering WMB;

            (xiii)      Each  insurer  issuing a Mortgage  Guaranty  Insurance
      Policy is a Qualified Insurer;

            (xiv) Each  Mortgage  was  documented  by  appropriate  FNMA/FHLMC mortgage  instruments  in  effect at the time of  origination,  or other instruments approved by WMB;

            (xv)  The Mortgaged  Property securing each Mortgage that is not a
      Cooperative  Loan is improved with a one- to four-family  dwelling unit, including units in a duplex,  condominium project,  townhouse, a planned unit development or a de minimis planned unit development;

            (xvi) Each  Mortgage  and  Mortgage  Note is the legal,  valid and
      binding   obligation  of  the  maker  thereof  and  is   enforceable  in
      accordance  with  its  terms,  except  only as such  enforcement  may be
      limited  by  laws  affecting  the   enforcement  of  creditors'   rights
      generally and principles of equity;

            (xvii)      As  of  the  date  of  origination,  as  to  Mortgaged
      Properties   which   are  units  in   condominiums   or   planned   unit
      developments,  all of such  units  met FNMA or FHLMC  requirements,  are located in a  condominium  or planned unit  development  projects  which have  received  FNMA or FHLMC  approval,  or are  approvable  by FNMA or
      FHLMC;

            (xviii)     Prior to origination or  refinancing,  an appraisal of
      each Mortgaged  Property was made by an appraiser on a form satisfactory to FNMA or FHLMC;

            (xix) The Mortgage Loans have been  underwritten  substantially in accordance with the applicable  underwriting  standards of either WMB or the originator of such Mortgage Loans, as applicable;

            (xx)  All of the Mortgage  Loans have  "due-on-sale"  clauses;  by the terms of the Mortgage  Notes,  however,  the due on sale  provisions may not be exercised at the time of a transfer if prohibited by law;

            (xxi) With respect to any  Mortgage  Loan as to which an affidavit has been delivered to the Trustee  certifying that the original Mortgage
      Note was  permanently  lost or destroyed and has not been  replaced,  if such Mortgage Loan is subsequently  in default,  the enforcement of such
      Mortgage Loan or of the related  Mortgage by or on behalf of the Trustee will  not  be  materially  adversely  affected  by  the  absence  of the original Mortgage Note;

            (xxii)      Each  Mortgage Loan  constitutes a qualified  mortgage
      under  Section  860G(a)(3)(A)  of  the  Code  and  Treasury  Regulations
      Section 1.860G-2(a)(1);

            (xxiii)     With  respect  to  each   Mortgage  Loan  that  has  a
      Prepayment Penalty feature,  each such Prepayment Penalty is enforceable and, at the time such  Mortgage  Loan was  originated,  each  Prepayment
      Penalty complied with applicable  federal,  state and local law, subject to federal preemption where applicable; and

            (xxiv)      Each  Mortgage  Loan that is  secured  by  residential
      real  property (or a leasehold  interest  therein)  has a  loan-to-value ratio of 100% or less by Cut-Off Date Principal Balance.

                                  Appendix A

             CALCULATION OF REMIC I Y PRINCIPAL REDUCTION AMOUNTS

            REMIC I Y Principal  Reduction Amounts:  For any Distribution Date
the  amounts by which the  Uncertificated  Principal  Balances  of the REMIC I
Regular  Interests  Y-1,  Y-2, Y-3 and Y-4,  respectively,  will be reduced on
such   Distribution  Date  by  the  allocation  of  Realized  Losses  and  the distribution of principal, determined as follows:

First,  for each of Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4,
determine its Weighted  Average  Adjusted Net Mortgage Rate for  distributions of interest that will be made on the next  succeeding  Distribution  Date (the
"Group Interest Rate").  The Principal  Reduction Amount for each of the REMIC
I Y Certificates will be determined  pursuant to the "Generic solution for the
REMIC  I  Y  Principal  Reduction  Amounts"  set  forth  below  (the  "Generic
Solution")  by  making  identifications  among  the  actual  Groups  and their related REMIC I Y and Z Regular  Interests and the Weighted  Average  Adjusted
Net  Mortgage  Rates and the Groups  named in the Generic  Solution  and their related REMIC I Y and Z Regular Interests as follows:

A.  Determine  which  Group has the lowest  Group  Interest  Rate.  That Group will be  identified  with  Group AA and the REMIC I Y and Z Regular  Interests related to that Group will be  respectively  identified  with the REMIC I Y-aa and Z-aa Regular  Interests.  The Group  Interest  Rate for that Group will be identified  with J%. If two or more  Groups  have the  lowest  Group  Interest
Rate pick one for this  purpose,  subject to the  restriction  that each Group may be picked  only  once in the  course of any such  selections  pursuant  to paragraphs A through D of this definition.

B.  Determine  which Group has the second  lowest Group  Interest  Rate.  That
Group  will  be  identified  with  Group BB  and the  REMIC I Y and Z  Regular
Interests  related  to that  Group will be  respectively  identified  with the
REMIC  I Y-bb and Z-bb Regular  Interests.  The Group  Interest  Rate for that
Group  will be  identified  with K%.  If two or more  Groups  have the  second lowest  Group  Interest  Rate  pick  one  for  this  purpose,  subject  to the restriction  that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

C.  Determine  which Group has the third  lowest  Group  Interest  Rate.  That
Group  will  be  identified  with  Group CC  and the  REMIC I Y and Z  Regular
Interests  related  to that  Group will be  respectively  identified  with the
REMIC  I Y-cc and Z-cc Regular  Interests.  The Group  Interest  Rate for that
Group  will be  identified  with L%.  If two or more  Groups  have  the  third lowest  Group  Interest  Rate  pick  one  for  this  purpose,  subject  to the restriction  that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

D.  Determine  which Group has the fourth  lowest Group  Interest  Rate.  That
Group  will  be  identified  with  Group DD  and the  REMIC I Y and  REMIC I Z
Regular Interests  related to that Group will be respectively  identified with the REMIC I Y-dd and REMIC I Z-dd Regular  Interests.  The Group Interest Rate
for that  Group will be  identified  with M%. If two or more  Groups  have the fourth lowest Group  Interest  Rate pick one for this purpose,  subject to the restriction  that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

Second,  apply the Generic Solution set forth below to determine the REMIC I Y
Principal   Reduction   Amounts   for  the   Distribution   Date   using   the
identifications made above.

            Generic  Solution for the REMIC I Y Principal  Reduction  Amounts:
For any Distribution Date, the amounts by which the  Uncertificated  Principal
Balances of the REMIC I YAA, YBB, YCC and YDD Regular  Interests  respectively will be  reduced  on such  Distribution  Date by the  allocation  of  Realized
Losses and the distribution of principal, determined as follows:

For purposes of the succeeding  formulas the following  symbols shall have the meanings set forth below:

J% =  the  Weighted  Average  Adjusted  Net  Mortgage  Rate  for  Group AA for
interest to be distributed on the next succeeding Distribution Date.

K% =  the  Weighted  Average  Adjusted  Net  Mortgage  Rate  for  Group BB for
interest to be distributed on the next succeeding Distribution Date.

L% =  the  Weighted  Average  Adjusted  Net  Mortgage  Rate  for  Group CC for
interest to be distributed on the next succeeding Distribution Date.

M% =  the  Weighted  Average  Adjusted  Net  Mortgage  Rate  for  Group DD for
interest to be distributed on the next succeeding Distribution Date.

For purposes of the succeeding  definitions and formulas,  it is required that
J%<=K%<=L%<=M%.

PAAB =      the  Subordinate   Component   Balance  for  Group  AA  after  the
      allocation  of Realized  Losses and  distributions  of principal on such
      Distribution Date.

PBBB =      the  Subordinate   Component   Balance  for  Group  BB  after  the
      allocation  of Realized  Losses and  distributions  of principal on such
      Distribution Date.

PCCB =      the  Subordinate   Component   Balance  for  Group  CC  after  the
      allocation  of Realized  Losses and  distributions  of principal on such
      Distribution Date.

PDDB =      the  Subordinate   Component   Balance  for  Group  DD  after  the
      allocation  of Realized  Losses and  distributions  of principal on such
      Distribution Date.

R =   the Remittance Rate on the Subordinate Certificates
    =       (J%PAAB + K%PBBB + L%PCCB + M%PDDB)/( PAAB + PBBB + PCCB + PDDB)

R1 =  the weighted  average of the Remittance  Rates on the Group AA-L,  Group
      BB-L and  Group  CC-L  Regular  Interests  (other  than any Class P-L or
      Class X-L Regular Interests or portions thereof related to such Groups)
    =
      (J%(Pjj - ΔPjj) + K%(Pkk - ΔPkk) + M%(Pll - ΔPll))/(Pjj - ΔPjj + Pkk - ΔPkk + Pll - ΔPll)

R2 =  the weighted  average of the Remittance  Rates on the Group BB-L,  Group
      CC-L and  Group  DD-L  Regular  Interests  (other  than any Class X-L or
      Class P-L Regular Interests or portions thereof related to such Groups)
     =
(K%(Pkk - ΔPkk) + L%(Pll - ΔPll) + M%(Pmm - ΔPmm))/(Pkk - ΔPkk + Pll - ΔPll + Pmm - ΔPmm)

R3 =  the  weighted  average  of the  Remittance  Rates on the Group  AA-L and
      Group  BB-L  Regular  Interests  (other  than any Class P-L or Class X-L
      Regular Interests or portions thereof related to such Groups)
     =
      (J%(Pjj - ΔPjj) + K%(Pkk - ΔPkk))/(Pjj - ΔPjj + Pkk - ΔPkk)

R4 =  the  weighted  average  of the  Remittance  Rates on the Group  CC-L and
      Group  DD-L  Regular  Interests  (other  than any Class X-L or Class P-L
      Regular Interests or portions thereof related to such Groups)
           =
            (L%(Pll - ΔPll) + M%(Pmm - ΔPmm))/(Pll - ΔPll + Pmm - ΔPmm)

r1 =  the  weighted  average  of the Class  Y-aa,  Class  Y-bb and Class  Y-cc
      Remittance Rates
   =  (J% Yjj + K% Ykk + L% Yll)/(Yjj + Ykk + Yll)

r2 =  the  weighted  average  of the Class  Y-bb,  Class  Y-cc and Class  Y-dd
      Remittance Rates
      = (K% Ykk + L% Yll + M% Ymm)/(Ykk + Yll + Ymm)

r3 =  the weighted average of the Class Y-aa and Class Y-bb Remittance Rates
   =   (J% Yjj + K% Ykk)/(Yjj + Ykk)

r4 =  the weighted average of the Class Y-cc and Class Y-dd Remittance Rates
   =  (L% Yll + M% Ymm)/(Yll + Ymm)

Yjj =       the principal  balance of the Class Y-aa Regular  Interests  after distributions on the prior Distribution Date.

Ykk =       the principal  balance of the Class Y-bb Regular  Interests  after distributions on the prior Distribution Date.

Yll =       the principal  balance of the Class Y-cc Regular  Interests  after distributions on the prior Distribution Date.

Ymm =       the principal  balance of the Class Y-dd Regular  Interests  after distributions on the prior Distribution Date.

ΔYjj =      the Class Y-aa Principal Reduction Amount.

ΔYkk =      the Class Y-bb Principal Reduction Amount.

ΔYll =      the Class Y-cc Principal Reduction Amount.

ΔYmm =      the Class Y-dd Principal Reduction Amount.

Pjj =       the aggregate  principal  balance of the Class Y-aa and Class Z-aa
      Regular Interests after  distributions on the prior  Distribution  Date, which is equal to the aggregate  principal balance of the Group AA Loans reduced by the portion,  if any, of the Principal Balance of Component I of the Class AR-L Certificate derived from Group AA Loans.

Pkk =       the aggregate  principal  balance of the Class Y-bb and Class Z-bb
      Regular Interests after  distributions on the prior  Distribution  Date, which is equal to the aggregate  principal balance of the Group BB Loans reduced by the portion,  if any, of the Principal Balance of Component I of the Class AR-L Certificate derived from Group BB Loans.

Pll =       the aggregate  principal  balance of the Class Y-cc and Class Z-cc
      Regular Interests after  distributions on the prior  Distribution  Date, which is equal to the aggregate  principal balance of the Group CC Loans reduced by the portion,  if any, of the Principal Balance of Component I of the Class AR-L Certificate derived from Group CC Loans.

Pmm =       the aggregate  principal  balance of the Class Y-dd and Class Z-dd
      Regular Interests after  distributions on the prior  Distribution  Date, which is equal to the aggregate  principal balance of the Group DD Loans reduced by the portion,  if any, of the Principal Balance of Component I of the Class AR-L Certificate derived from Group DD Loans.

ΔPjj =      the  aggregate   principal   reduction   resulting  on  such
      Distribution  Date on the  Group  AA  Loans  as a  result  of  principal distributions  (exclusive of any amounts distributed pursuant to clauses
      (d)(i) or (d)(ii) of the definition of REMIC I  Distribution  Amount) to be made and realized losses to be allocated on such  Distribution  Date, reduced  by  the  portion,  if  any,  of  such  reduction  allocable  to
      Component  I of the  Class  AR-L  Certificate,  which  is  equal  to the aggregate of the Class Y-aa and Class Z-aa Principal Reduction Amounts.

ΔPkk= the aggregate  principal  reduction resulting on such Distribution
      Date on the  Group  BB  Loans as a  result  of  principal  distributions
      (exclusive  of any amounts  distributed  pursuant  to clauses  (d)(i) or
      (d)(ii) of the  definition  of REMIC I  Distribution  Amount) to be made and realized losses to be allocated on such Distribution  Date,  reduced by the portion,  if any, of such  reduction  allocable to Component I of the  Class  AR-L  Certificate,  which is equal to the  aggregate  of the
      Class Y-bb and Class Z-bb Principal Reduction Amounts.

ΔPll =      the  aggregate   principal   reduction   resulting  on  such
      Distribution  Date on the  Group  CC  Loans  as a  result  of  principal distributions  (exclusive of any amounts distributed pursuant to clauses
      (d)(i) or (d)(ii) of the definition of REMIC I  Distribution  Amount) to be made and realized losses to be allocated on such  Distribution  Date, reduced  by  the  portion,  if  any,  of  such  reduction  allocable  to
      Component  I of the  Class  AR-L  Certificate,  which  is  equal  to the aggregate of the Class Y-cc and Class Z-cc Principal Reduction Amounts.

ΔPmm =      the  aggregate   principal   reduction   resulting  on  such
      Distribution  Date on the  Group  DD  Loans  as a  result  of  principal distributions  (exclusive of any amounts distributed pursuant to clauses
      (d)(i) or (d)(ii) of the definition of REMIC I  Distribution  Amount) to be made and realized losses to be allocated on such  Distribution  Date, reduced  by  the  portion,  if  any,  of  such  reduction  allocable  to
      Component  I of the  Class  AR-L  Certificate,  which  is  equal  to the aggregate of the Class Y-dd and Class Z-dd Principal Reduction Amounts.

α =   .0005

γ1 =  (R - R1)/(M% - R). If R=>L%,  γ1  is a  non-negative  number unless its denominator is zero, in which event it is undefined.

γ2 =  (R - J%)/(R2 - R).  If R<K%, γ2 is a non-negative number.

γ3 =  (R -  R3)/(R4  - R).  If  K%<=R<=L%,  γ3  is a  non-negative number unless its denominator is zero, in which case it is undefined.

If γ1 is  undefined,  ΔYjj = Yjj,  ΔYkk = Ykk,  ΔYll =
      Yll, and ΔYmm = (Ymm/Pmm)ΔPmm.

If γ2  is zero,  ΔYjj  =  (Yjj/Pjj)ΔPjj,  ΔYkk  = Ykk,
      ΔYll = Yll and ΔYmm = Ymm.

If K%<=R<=L%  and γ3 is undefined,  ΔYjj = Yjj,  ΔYkk = Ykk,
      ΔYmm = Ymm, and ΔYll = (Yll/Pll)ΔPll.

If  K%<=R<=L%  and  γ3  is  zero,   ΔYkk  =   (Ykk/Pkk)ΔPkk,
      ΔYjj = Yjj, ΔYll = Yll and ΔYmm = Ymm.

In  the  remaining   situations,   ΔYjj,   ΔYkk,   ΔYll  and
      ΔYmm shall be defined as follows:

I.  If R=>L%, make the following additional definitions:

δYjj =      0,                                              if R1< r1;
      (R1- r1)( Yjj + Ykk + Yll)Yjj/((R1 - J%)Yjj + (R1 - K%)Ykk),      if
      R1=> r1 and R1=>K%; and
      (R1- r1)( Yjj + Ykk + Yll)/(R1 - J%),                       if  R1=>  r1
      and R1<K%;

δYkk =      0,                                              if   R1<  r1
      and R1=>K%;
      (R1- r1)( Yjj + Ykk + Yll)Ykk/((R1 - K%)Ykk + (R1 - L%)Yll),      if
      R1< r1 and R1<K%;
      (R1- r1)( Yjj + Ykk + Yll)Ykk/((R1 - J%)Yjj + (R1 - K%)Ykk),      if
      R1=> r1 and R1=>K%; and
      0,                                              if  R1=>  r1 and  R1<K%;
      and

δYll =......(R1- r1)( Yjj + Ykk + Yll)/(R1 - L%),
if R1< r1 and R1=>K%;
      (R1- r1)( Yjj + Ykk + Yll)Yll/((R1 - K%)Ykk + (R1 - L%)Yll),      if
      R1< r1 and R1<K%; and
      0,                                              if R1=> r1.

δY1,  δYkk,  and δYll are numbers between Yjj and 0, Ykk and
      0, and Yll and 0, respectively, such that
      (J%(Yjj   -   δYjj)   +  K%(   Ykk.-   δYkk)   +  L%(  Yll.-
      δYll))/(Yjj  - δYjj + Ykk.- δYkk + Yll.- δYll) =
      R1.

Y5 =  Yjj - δYjj + Ykk.- δYkk + Yll.- δYll

P5 =  Pjj + Pkk + Pll.

ΔP5 =       ΔPjj + ΔPkk + ΔPll.

ΔY5 =       ΔYjj - δYjj + ΔYkk.- δYkk + ΔYll.- δYll

1. If Ymm - α(Pmm - ΔPmm)  => 0, Y5- α(P5 - ΔP5) => 0,
   and     γ1(P5     -    ΔP5)     <    (Pmm    -     ΔPmm),
   ΔYmm = Ymm - αγ1(P5 - ΔP5)                      and
   ΔY5 = Y5 - α(P5 - ΔP5).

2. If  Ymm - α(Pmm - ΔPmm)  => 0,  Y5 - α(P5 - ΔP5) =>
   0,      and       γ1(P5 - ΔP5)      =>      (Pmm - ΔPmm),
   ΔYmm = Ymm - α(Pmm - ΔPmm)                            and
   ΔY5 = Y5 - (α/γ1)(Pmm - ΔPmm).

3. If  Ymm - α(Pmm - ΔPmm) < 0, Y5 - α(P5 - ΔP5) => 0,
   and        Y5 - α(P5 - ΔP5)       =>       Y5 - (Ymm/γ1),
   ΔYmm = Ymm - αγ1(P5 - ΔP5)                      and
   ΔY5 = Y5 - α(P5 - ΔP5).

4. If   Ymm - α(Pmm - ΔPmm) < 0,   Y5 - (Ymm/γ1) => 0,   and
   Y5 - α(P5 - ΔP5) <= Y5 - (Ymm/γ1),   ΔYmm = 0   and
   ΔY5 = Y5 - (Ymm/γ1).

5. If    Y5 - α(P5 - ΔP5) < 0,     Y5 - (Ymm/γ1) < 0,    and
   Ymm - α(Pmm - ΔPmm) <= Ymm - (γ1Y5),
   ΔYmm = Ymm - (γ1Y5) and ΔY5 = 0.

6. If Y5 - α(P5 - ΔP5) < 0,  Ymm - α(Pmm - ΔPmm) => 0,
   and       Ymm - α(Pmm - ΔPmm)       =>      Ymm - (γ1Y5),
   ΔYmm = Ymm - α(Pmm - ΔPmm)                            and
   ΔY5 = Y5 - (α/γ1)(Pmm - ΔPmm).

ΔYjj = δYjj + [(Yjj -  δYjj)/(Yjj  - δYjj + Ykk - δYkk
      + Yll - δYll)] ΔY5

ΔYkk = δYkk + [(Ykk -  δYkk)/(Yjj  - δYjj + Ykk - δYkk
      + Yll - δYll)]ΔY5

ΔYll = δYll + [(Yll -  δYll)/(Yjj  - δYjj + Ykk - δYkk
      + Yll - δYll)]ΔY5

The  purpose  of the  foregoing  definitional  provisions  together  with  the related  provisions  allocating  Realized  Losses and defining the Class Y and
Class Z Principal  Distribution  Amounts is to accomplish the following  goals in the following order of priority:

   1. Making the ratio of Ymm to Y5 equal to γ1  after taking account of the allocation  Realized Losses and the distributions  that will be made through end of the  Distribution  Date to which such  provisions  relate and assuring that the Principal  Reduction  Amount for each of the Class
      Y-aa,  Class Y-bb,  Class  Y-cc,  Class  Y-dd,  Class Z-aa,  Class Z-bb,
      Class Z-cc and Class Z-dd Regular  Interests is greater than or equal to zero for such Distribution Date;
   2. Making the Class Y-aa Principal  Balance less than or equal to 0.0005 of the sum of the Class Y-aa and Class Z-aa Principal  Balances,  the Class
      Y-bb  Principal  Balance  less than or equal to 0.0005 of the sum of the
      Class Y-bb and Class Z-bb Principal  Balances,  the Class Y-bb Principal
      Balance  less than or equal to  0.0005 of the sum of the Class  Y-cc and
      Class Z-cc Principal  Balances and the Class Y-dd Principal Balance less than or equal to  0.0005 of the sum of the  Class  Y-dd and  Class  Z-dd
      Principal  Balances in each case after giving effect to  allocations  of
      Realized  Losses and  distributions  to be made  through  the end of the
      Distribution Date to which such provisions relate; and
   3. Making the larger of (a) the fraction  whose  numerator is Ymm and whose denominator is the sum of Ymm and Class Z-dd  Principal  Balance and (b)
      the fraction whose  numerator is Y5 and whose  denominator is the sum of
      Y5, the Class Z-aa Principal  Balance,  the Class Z-bb Principal Balance
      and the  Class  Z-cc  Principal  Balance  as  large  as  possible  while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing  portion of the definition of Class
Y Principal  Reduction  Amount to accomplish both of goals 1 and 2 above,  the amounts  thereof  should be adjusted to so as to accomplish  such goals within the  requirement  that each Class Y  Principal  Reduction  Amount must be less than or equal to the sum of (a) the  principal  portion of Realized  Losses to be allocated on the related  Distribution Date for the related Group remaining after the allocation of such Realized  Losses to the related Class P-M Regular
Interest  (if  any)  and (b)  the  remainder  of the  portion  of the  REMIC I
Available  Distribution  Amount derived from the related Group after reduction thereof by the  distributions to be made on such  Distribution Date (i) to the related  Class P-M Regular  Interest (if any),  (ii) to the related  Class X-M
Regular  Interests and (iii) in respect of interest on the related Class Y and
Class Z Regular  Interests,  or, if both of such goals cannot be  accomplished within such  requirement,  such  adjustment  as is necessary  shall be made to accomplish  goal 1 within  such  requirement.  In the  event  of any  conflict among the  provisions  of the  definition  of the Class Y Principal  Reduction
Amounts,  such conflict  shall be resolved on the basis of the goals and their priorities set forth above within the  requirement  set forth in the preceding sentence.  If the formula  allocation of ΔY5 among ΔYjj,  ΔYkk and ΔYll cannot be achieved  because  either ΔYjj as so defined is greater than ΔPjj,  ΔYkk as so defined is  greater  than ΔPkk or ΔYll as so defined is greater  than ΔPll, such  an  allocation  shall  be made  as  close  as  possible  to the  formula allocation  within the  requirement  that ΔYjj < ΔPjj,  ΔYkk < ΔPkk and ΔYll <
ΔPll.

II.  If R<=K%, make the following additional definitions:

δYkk =      0,                                              if R2< r2;
      (R2- r2)( Ykk + Yll + Ymm)Ykk/((R2 - K%)Ykk + (R2 - L%)Yll),      if
      R2=> r2 and R2=>L%; and
      (R2- r2)( Ykk + Yll + Ymm)/(R2 - K%),                       if  R2=>  r2
      and R2<L%;

δYll =      0,                                              if   R2<  r2
      and R2=>L%;
      (R2- r2)( Ykk + Yll + Ymm)Yll/((R2 - L%)Yll + (R2 - M%)Ymm),      if
      R2< r2 and R2<L%;
      (R2- r2)( Ykk + Yll + Ymm)Yll/((R2 - K%)Ykk + (R2 - L%)Yll),      if
      R2=> r2 and R2=>L%; and
      0,                                              if  R2=>  r2 and  R2<L%;
      and

δYmm =......(R2- r2)( Ykk + Yll + Ymm)/(R2 - M%),
if R2< r2 and R2=>L%;
      (R2- r2)( Ykk + Yll + Ymm)Ymm/((R2 - L%)Yll + (R2 - M%)Ymm),      if
      R2< r2 and R2<L%; and
      0,                                              if R2=> r2.

δYkk,  δYll, and δYmm are numbers between Ykk and 0, Yll and
      0, and Ymm and 0, respectively, such that
      (K%(Ykk   -   δYkk)   +  L%(   Yll.-   δYll)   +  M%(  Ymm.-
      δYmm))/(Ykk  - δYkk + Yll.- δYll + Ymm.- δYmm) =
      R2.

Y6 =  Ykk - δYkk + Yll.- δYll + Ymm.- δYmm

P6 =  Pkk + Pll + Pmm.

ΔP6 =       ΔPkk + ΔPll + ΔPmm.

ΔY6 =       ΔYkk - δYkk + ΔYll.- δYll + ΔYmm.- δYmm

1. If Y6 - α(P6 - ΔP6) => 0, Yjj-  α(Pjj - ΔPjj) => 0,
   and     γ2(Pjj     -     ΔPjj)     <    (P6    -    ΔP6),
   ΔY6 = Y6 - αγ2(Pjj - ΔPjj)                      and
   ΔYjj = Yjj - α(Pjj - ΔPjj).

2. If  Y6 - α(P6 - ΔP6) => 0,  Yjj - α(Pjj - ΔPjj)  =>
   0,      and       γ2(Pjj - ΔPjj)      =>      (P6 - ΔP6),
   ΔY6 = Y6 - α(P6 - ΔP6)                                and
   ΔYjj = Yjj - (α/γ2)(P6 - ΔP6).

3. If Y6 - α(P6 - ΔP6) < 0,  Yjj - α(Pjj - ΔPjj) => 0,
   and       Yjj - α(Pjj - ΔPjj)      =>      Yjj - (Y6/γ2),
   ΔY6 = Y6 - αγ2(Pjj - ΔPjj)                      and
   ΔYjj = Yjj - α(Pjj - ΔPjj).

4. If    Y6 - α(P6 - ΔP6) < 0,    Yjj - (Y6/γ2) => 0,    and
   Yjj - α(Pjj - ΔPjj) <= Yjj - (Y6/γ2),  ΔY6 = 0  and
   ΔYjj = Yjj - (Y6/γ2).

5. If   Yjj - α(Pjj - ΔPjj) < 0,    Yjj - (Y6/γ2) < 0,   and
   Y6 - α(P6 - ΔP6) <= Y6 - (γ2Yjj),
   ΔY6 = Y6 - (γ2Yjj) and ΔYjj = 0.

6. If  Yjj - α(Pjj - ΔPjj) < 0, Y6 - α(P6 - ΔP6) => 0,
   and        Y6 - α(P6 - ΔP6)        =>       Y6 - (γ2Yjj),
   ΔY6 = Y6 - α(P6 - ΔP6)                                and
   ΔYjj = Yjj - (α/γ2)(P6 - ΔP6).

ΔYkk = δYkk + [(Ykk -  δYkk)/(Ykk  - δYkk + Yll - δYll
      + Ymm - δYmm)] ΔY6

ΔYll = δYll + [(Yll -  δYll)/(Ykk  - δYkk + Yll - δYll
      + Ymm - δYmm)] ΔY6

ΔYmm = δYmm + [(Ymm -  δYmm)/(Ykk  - δYkk + Yll - δYll
      + Ymm - δYmm)]Δ Y6

The  purpose  of the  foregoing  definitional  provisions  together  with  the related  provisions  allocating  Realized  Losses and defining the Class Y and
Class Z Principal  Distribution  Amounts is to accomplish the following  goals in the following order of priority:

   1. Making the ratio of Y6 to Yjj equal to γ2  after taking account of the allocation  Realized Losses and the distributions  that will be made through end of the  Distribution  Date to which such  provisions  relate and assuring that the Principal  Reduction  Amount for each of the Class
      Y-aa,  Class Y-bb, Class Y-cc, Class Y-dd, Class Z-aa, Class Z-bb, Class
      Z-cc and Class Z-dd  Regular  Interests is greater than or equal to zero for such Distribution Date;
   2. Making the Class Y-aa Principal  Balance less than or equal to 0.0005 of the sum of the Class Y-aa and Class Z-aa Principal  Balances,  the Class
      Y-bb  Principal  Balance  less than or equal to 0.0005 of the sum of the
      Class Y-bb and Class Z-bb Principal  Balances,  the Class Y-bb Principal
      Balance  less than or equal to  0.0005 of the sum of the Class  Y-cc and
      Class Z-cc Principal  Balances and the Class Y-dd Principal Balance less than or equal to  0.0005 of the sum of the  Class  Y-dd and  Class  Z-dd
      Principal  Balances in each case after giving effect to  allocations  of
      Realized  Losses and  distributions  to be made  through  the end of the
      Distribution Date to which such provisions relate; and
   3. Making the larger of (a) the fraction  whose  numerator is Yjj and whose denominator is the sum of Yjj and Class Z-aa  Principal  Balance and (b)
      the fraction whose  numerator is Y6 and whose  denominator is the sum of
      Y6, the Class Z-bb Principal  Balance,  the Class Z-cc Principal Balance
      and the  Class  Z-dd  Principal  Balance  as  large  as  possible  while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing  portion of the definition of Class
      Y Principal  Reduction Amount to accomplish both of goals 1 and 2 above, the  amounts  thereof  should be adjusted  to so as to  accomplish  such goals  within  the  requirement  that each Class Y  Principal  Reduction
      Amount  must  be  less  than or  equal  to the sum of (a) the  principal portion of Realized  Losses to be allocated on the related  Distribution
      Date for the  related  Group  remaining  after  the  allocation  of such
      Realized  Losses to the related Class P-M Regular  Interest (if any) and
      (b) the  remainder of the portion of the REMIC I Available  Distribution
      Amount  derived from the related  Group after  reduction  thereof by the distributions  to be made on such  Distribution  Date (i) to the related
      Class P-M  Regular  Interest  (if any),  (ii) to the  related  Class X-M
      Regular  Interests and (iii) in respect of interest on the related Class
      Y and Class Z Regular  Interests,  or, if both of such  goals  cannot be accomplished  within such  requirement,  such adjustment as is necessary shall be made to  accomplish  goal 1  within  such  requirement.  In the event of any conflict  among the  provisions  of the  definition  of the
      Class Y Principal Reduction Amounts,  such conflict shall be resolved on the basis of the goals and their  priorities  set forth above within the requirement  set  forth  in  the  preceding  sentence.  If  the  formula allocation of ΔY6 among ΔYkk,  ΔYll and ΔYmm cannot be achieved  because either  ΔYkk as so defined is greater  than ΔPkk,  ΔYll as so defined is greater  than ΔPll or ΔYmm as so defined is greater  than ΔPmm,  such an allocation shall be made as close as possible to the formula  allocation within the requirement that ΔYkk < ΔPkk, ΔYll < ΔPll and ΔYmm < ΔPmm.

III.  If K%<=R<=L%, make the following additional definitions:

δYjj =......0,                                              if  R3<  r3;
and
      (R3- r3)( Yjj + Ykk)/(R3 - J%),                             if R3=> r3;

δYkk =......0,                                              if R3=>  r3;
and
      (R3- r3)( Yjj + Ykk)/(R3 - K%),                             if R3< r3;

δYll =      0,                                              if  R4<  r4;
      and
      (R4- r4)(Yll + Ymm)/(R4 - L%),                              if R4=>  r4;
      and

δYmm =......(R4- r4)(Yll + Ymm)/(R4 - M%),
if R4< r4; and
      0,                                              if R4=> r4.

δYjj,  δYkk,  δYll,  and δYmm are numbers  between Yjj
      and 0, Ykk and 0, Yll and 0, and Ymm and 0, respectively, such that
      (J%(Yjj - δYjj) + K%(Ykk.-  δYkk))/(Yjj - δYjj + Ykk.-
      δYkk) = R3 and
      (L%(Yll - δYll) + M%(Ymm.-  δYmm))/(Yll - δYll + Ymm.-
      δYmm) = R4.

Y7 =  Yjj - δYjj + Ykk.- δYkk

P7 =  Pjj + Pkk.

ΔP7 =       ΔPjj + ΔPkk.

ΔY7 =       ΔYjj - δYjj + ΔYkk.- δYkk.

Y8 =  Yll.- δYll + Ymm.- δYmm.

P8 =  Pll + Pmm.

ΔP8 =       ΔPll + ΔPmm.

ΔY8 =       ΔYll.- δYll + ΔYmm.- δYmm

1. If Y8 -  α(P8 - ΔP8)  => 0, Y7-  α(P7 - ΔP7)  => 0,
   and     γ3(P7     -     ΔP7)     <    (P8     -     ΔP8),
   ΔY8 = Y8 - αγ3(P7 - ΔP7)                        and
   ΔY7 = Y7 - α(P7 - ΔP7).

2. If  Y8 - α(P8 - ΔP8)  => 0,  Y7 - α(P7 - ΔP7) => 0,
   and          γ3(P7 - ΔP7)          =>         (P8 - ΔP8),
   ΔY8 = Y8 - α(P8 - ΔP8)                                and
   ΔY7 = Y7 - (α/γ3)(P8 - ΔP8).

3. If  Y8 - α(P8 - ΔP8)  < 0,  Y7 - α(P7 - ΔP7)  => 0,
   and        Y7 - α(P7 - ΔP7)        =>       Y7 - (Y8/γ3),
   ΔY8 = Y8 - αγ3(P7 - ΔP7)                        and
   ΔY7 = Y7 - α(P7 - ΔP7).

4. If    Y8 - α(P8 - ΔP8) < 0,     Y7 - (Y8/γ3) => 0,    and
   Y7 - α(P7 - ΔP7) <= Y7 - (Y8/γ3),    ΔY8 = 0    and
   ΔY7 = Y7 - (Y8/γ3).

5. If    Y7 - α(P7 - ΔP7) < 0,     Y7 - (Y8/γ3) < 0,     and
   Y8 - α(P8 - ΔP8) <= Y8 - (γ3Y7),
   ΔY8 = Y8 - (γ3Y7) and ΔY7 = 0.

6. If  Y7 - α(P7 - ΔP7)  < 0,  Y8 - α(P8 - ΔP8)  => 0,
   and        Y8 - α(P8 - ΔP8)        =>        Y8 - (γ3Y7),
   ΔY8 = Y8 - α(P8 - ΔP8)                                and
   ΔY7 = Y7 - (α/γ3)(P8 - ΔP8).

ΔYjj  =  δYjj  +  [(Yjj  -   δYjj)/(Yjj   -  δYjj  +  Ykk  -
      δYkk)] ΔY7

ΔYkk  =  δYkk  +  [(Ykk  -  δYkk)/(  Yjj  -  δYjj  +  Ykk  -
      δYkk)]ΔY7

ΔYll  =  δYll  +  [(Yll  -   δYll)/(Yll   -  δYll  +  Ymm  -
      δYmm)] ΔY8

ΔYmm  =  δYmm  +  [(Ymm  -   δYmm)/(Yll   -  δYll  +  Ymm  -
      δYmm)] ΔY8

The  purpose  of the  foregoing  definitional  provisions  together  with  the related  provisions  allocating  Realized  Losses and defining the Class Y and
Class Z Principal  Distribution  Amounts is to accomplish the following  goals in the following order of priority:

   1. Making the ratio of Y8 to Y7 equal to γ3  after taking  account of the allocation  Realized Losses and the distributions  that will be made through end of the  Distribution  Date to which such  provisions  relate and assuring that the Principal  Reduction  Amount for each of the Class
      Y-aa,  Class Y-bb, Class Y-cc, Class Y-dd, Class Z-aa, Class Z-bb, Class
      Z-cc and Class Z-dd  Regular  Interests is greater than or equal to zero for such Distribution Date;
   2. Making the Class Y-aa Principal  Balance less than or equal to 0.0005 of the sum of the Class Y-aa and Class Z-aa Principal  Balances,  the Class
      Y-bb  Principal  Balance  less than or equal to 0.0005 of the sum of the
      Class Y-bb and Class Z-bb Principal  Balances,  the Class Y-bb Principal
      Balance  less than or equal to  0.0005 of the sum of the Class  Y-cc and
      Class Z-cc Principal  Balances and the Class Y-dd Principal Balance less than or equal to  0.0005 of the sum of the  Class  Y-dd and  Class  Z-dd
      Principal  Balances in each case after giving effect to  allocations  of
      Realized  Losses and  distributions  to be made  through  the end of the
      Distribution Date to which such provisions relate; and
   3. Making the larger of (a) the  fraction  whose  numerator is Y7 and whose denominator is the sum of Y7, the Class Z-aa  Principal  Balance and the
      Class Z-bb Principal  Balance and (b) the fraction whose numerator is Y8 and  whose  denominator  is the  sum of Y8,  the  Class  Z-cc  Principal
      Balance and the Class Z-dd Principal  Balance as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing  portion of the definition of Class
      Y Principal  Reduction Amount to accomplish both of goals 1 and 2 above, the  amounts  thereof  should be adjusted  to so as to  accomplish  such goals  within  the  requirement  that each Class Y  Principal  Reduction
      Amount  must  be  less  than or  equal  to the sum of (a) the  principal portion of Realized  Losses to be allocated on the related  Distribution
      Date for the  related  Group  remaining  after  the  allocation  of such
      Realized  Losses to the related Class P-M Regular  Interest (if any) and
      (b) the  remainder of the portion of the REMIC I Available  Distribution
      Amount  derived from the related  Group after  reduction  thereof by the distributions  to be made on such  Distribution  Date (i) to the related
      Class P-M  Regular  Interest  (if any),  (ii) to the  related  Class X-M
      Regular  Interests and (iii) in respect of interest on the related Class
      Y and Class Z Regular  Interests,  or, if both of such  goals  cannot be accomplished  within such  requirement,  such adjustment as is necessary shall be made to  accomplish  goal 1  within  such  requirement.  In the event of any conflict  among the  provisions  of the  definition  of the
      Class Y Principal Reduction Amounts,  such conflict shall be resolved on the basis of the goals and their  priorities  set forth above within the requirement  set  forth  in  the  preceding  sentence.  If  the  formula allocation  of ΔY7 between  ΔYjj and ΔYkk,  or of ΔY8  between  ΔYll and
      ΔYmm  cannot be  achieved  because  either ΔYjj as so defined is greater than ΔPjj,  ΔYkk as so defined is greater than ΔPkk,  ΔYll as so defined is greater  than ΔPll or ΔYmm as so defined is greater  than ΔPmm,  such an  allocation  shall  be made  as  close  as  possible  to the  formula
      allocation  within  the  requirement  that   ΔYjj < ΔPjj,   ΔYkk < ΔPkk,
      ΔYll < ΔPll and ΔYmm < ΔPmm.